          As filed with the Securities and Exchange Commission on April 29, 2005

                                                      Registration No. 033-47927
                                                                       811-06025
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                Post-Effective Amendment No. 19                 [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                Amendment No. 16                                [X]

                      Metropolitan Life Separate Account UL
                           (Exact Name of Registrant)

                       Metropolitan Life Insurance Company
                               (Name of Depositor)

                                 200 Park Avenue
                               New York, NY 10166
              (Address of depositor's principal executive offices)

                                   ----------

                             James L. Lipscomb, Esq.
                  Executive Vice President and General Counsel
                       Metropolitan Life Insurance Company
                                One MetLife Plaza
                            27-01 Queens Plaza North
                           Long Island City, NY 11101
                     (Name and address of agent for service)

                                    Copy to:
                            Stephen E. Roth, Esquire
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)
     [X]  on May 1, 2005 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Metropolitan Life Separate Account UL, which funds certain Variable Universal Life Insurance Policies.

                                  PROSPECTUS
                                      FOR

             EQUITY ADVANTAGE VUL, A FLEXIBLE PREMIUM MULTIFUNDED
                       LIFE INSURANCE POLICY ("POLICY")
           ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")

                                  MAY 1, 2005


This prospectus provides you with important information about MetLife's Equity Advantage VUL Policies. However, this prospectus is not the Policy. The Policy, rather, is a separate written agreement that MetLife issues to you.


You allocate net premium payments to and transfer cash value among a fixed interest account ("Fixed Account") and the investment divisions of Metropolitan Life Separate Account UL ("Separate Account"). Each investment division (sometimes referred to in this prospectus as a "variable investment option"), in turn, invests solely in one of the following "Portfolios":



                   METROPOLITAN SERIES FUND, INC. PORTFOLIOS


BlackRock Aggressive Growth



  (formerly State Street Research Aggressive Growth)


BlackRock Bond Income



  (formerly State Street Research Bond Income)


BlackRock Diversified


  (formerly State Street Research Diversified)


BlackRock Investment Trust


  (formerly State Street Research Investment Trust)


BlackRock Large Cap Value


  (formerly State Street Research Large Cap Value)


BlackRock Legacy Large Cap Growth


  (formerly State Street Research Large Cap Growth)


BlackRock Strategic Value Portfolio


  (formerly State Street Research Aurora)

Davis Venture Value

FI International Stock


FI Mid Cap Opportunities


FI Value Leaders

Franklin Templeton Small Cap Growth
Harris Oakmark Focused Value
Harris Oakmark Large Cap Value

Jennison Growth (formerly Met/Putnam Voyager)

Lehman Brothers(R) Aggregate Bond Index
Loomis Sayles Small Cap


MetLife Mid Cap Stock Index
MetLife Stock Index
MFS Investors Trust
MFS Total Return
Morgan Stanley EAFE(R) Index

Neuberger Berman Mid Cap Value


Oppenheimer Global Equity


  (formerly Scudder Global Equity)

Russell 2000(R) Index
Salomon Brothers Strategic Bond Opportunities
Salomon Brothers U.S. Government


T. Rowe Price Large Cap Growth
T. Rowe Price Small Cap Growth

MetLife Conservative Allocation


MetLife Conservative to Moderate Allocation


MetLife Moderate Allocation


MetLife Moderate to Aggressive Allocation


MetLife Aggressive Allocation


                     MET INVESTORS SERIES TRUST PORTFOLIOS

Harris Oakmark International
Janus Aggressive Growth
Lord Abbett Bond Debenture
Met/AIM Mid Cap Core Equity
Met/AIM Small Cap Growth
MFS Research International
Neuberger Berman Real Estate

Oppenheimer Capital Appreciation

PIMCO Total Return

RCM Global Technology (formerly PIMCO PEA Innovation)

T. Rowe Price Mid-Cap Growth

                  AMERICAN FUNDS INSURANCE SERIES PORTFOLIOS*

American Funds Global Small Capitalization
American Funds Growth
American Funds Growth-Income

--------
* The American Funds Insurance Series calls these "Funds", but this prospectus calls them "Portfolios."
Separate prospectuses for the Metropolitan Series Fund Inc. ("Metropolitan Series Fund"), the Met Investors Series Trust and the American Funds Insurance Series (each a "Fund") are attached to this prospectus. They describe in greater detail an investment in the Portfolios listed above. Before purchasing a Policy, read the information in this prospectus and in the prospectus for each Fund. Keep these prospectuses for future reference.

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state.


Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Interests in the Separate Account, the Fixed Account and the Portfolios are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this prospectus or its supplements or in our authorized supplemental sales material. We do not guarantee how any of the Portfolios will perform.

                               TABLE OF CONTENTS


                                                                                      PAGE
                                                                                    IN THIS
SUBJECT                                                                            PROSPECTUS
-------                                                                            ----------
Summary of Benefits and Risks.....................................................      3
   Benefits of a Policy...........................................................      3
   Risks of a Policy..............................................................      5
   Risks of Investment in the Portfolios..........................................      7
Fee Tables........................................................................      7
   Transaction Fees...............................................................      7
   Periodic Charges Other Than Portfolio Operating Expenses.......................      8
   Charges for Optional Features..................................................      9
   Annual Portfolio Operating Expenses............................................     10
MetLife...........................................................................     13
Our Separate Account That Supports the Policies...................................     13
   The Separate Account...........................................................     13
   The Investment Divisions.......................................................     14
   Substitution Of Investments....................................................     14
The Funds and their Portfolios....................................................     14
   Certain Payments We Receive with Regard to the Portfolios......................     14
   Selection of Portfolios........................................................     15
   Management of Portfolios.......................................................     16
   The Portfolio Share Classes That We Offer......................................     18
   Purchase and Redemption of Portfolio Shares by Our Separate Account............     19
   Voting Rights That You Will Have...............................................     19
The Fixed Return You Can Choose (Our Fixed Account)...............................     19
Purchasing a Policy...............................................................     20
Your Payment and Allocation of Premiums...........................................     21
Sending Communications and Payments To Us.........................................     23
   Contacting Us..................................................................     23
   When Your Requests, Instructions and Notifications Become Effective............     24
   Third Party Requests...........................................................     24
Insurance Proceeds Payable If The Insured Dies....................................     25
   Death Benefit Options You Can Choose...........................................     25
   Alternate Death Benefit That Automatically Applies in Some Cases...............     26
   Guaranteed Minimum Death Benefit You Can Choose................................     27
   The Specified Face Amount of Your Policy.......................................     27
Your Policy's Values..............................................................     29
   Cash Value.....................................................................     29
   Cash Surrender Value...........................................................     29
   The Amount We Pay at Your Policy's Final Date..................................     29
Surrenders and Partial Withdrawals From Your Policy...............................     30
Transferring Cash Value Among Your Policy's Investment Options....................     31
   Automated Investment Strategies You Can Choose.................................     32
   Transfers You Can Make by Telephone............................................     34
Borrowing From Your Policy........................................................     34
Policy Termination and Reinstatement..............................................     35
Optional Benefits You Can Add by Rider............................................     36
Charges and Deductions You Pay....................................................     37
   Deductions From Premiums.......................................................     38
   Transfer Charge................................................................     38
   Underwriting Charge............................................................     38
   Charges Included in the Monthly Deduction......................................     38
   Surrender Charge...............................................................     39
   Charges for Optional Benefits..................................................     42
   Charges and Expenses of the Separate Account and the Portfolios................     42
   Variations in Charges..........................................................     42
Federal Tax Matters...............................................................     42
Rights We Reserve.................................................................     46
Other Policy Provisions...........................................................     47
Sales and Administration of the Policies..........................................     48
   Distributing the Policies......................................................     48
   Commissions and Other Compensation.............................................     48
   Cash and Non-cash compensation.................................................     49
   Payments to Selling Firms......................................................     50
   Other Payments.................................................................     51
Legal Proceedings.................................................................     51
Restrictions on Financial Transactions............................................     52
Experts...........................................................................     52
Illustrations of Policy Benefits..................................................     52
Financial Statements..............................................................     52
Glossary..........................................................................     53
Appendix A: Illustrations of Death Benefits, Cash Values and Cash Surrender Values     54

SUMMARY OF BENEFITS AND RISKS

This summary describes important Policy benefits and risks. The sections of this prospectus following this summary discuss the Policy in more detail. The Glossary at the end of this prospectus explains certain words and phrases used in this prospectus.

BENEFITS OF A POLICY

DEATH BENEFIT. The Policies are designed to provide insurance protection. If a Policy is in force and upon receipt of satisfactory proof of the death of the insured, we will pay the insurance proceeds to the beneficiary of the Policy. The insurance proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding Policy loan and accrued loan interest.

GUARANTEED MINIMUM DEATH BENEFIT. Generally, you may choose, in the Policy application, a period of time during which, regardless of how little cash value your Policy may have, it will continue in force and its death benefit will be guaranteed not to fall below a certain minimum. If you choose a guarantee, you will need to pay minimum premium amounts in order to keep that guarantee in force. You may later terminate (or, in some cases, reduce the length of) the guarantee, by not paying the full minimum premium amounts.

CHOICE OF DEATH BENEFIT OPTIONS. Generally, you have a choice among three options. These range from an amount equal to the Policy's "specified face amount" to an amount equal to the specified face amount plus the Policy cash value at the insured's date of death. The specified face amount is the base amount of insurance coverage under a Policy. Subject to certain limits, you can change your death benefit option after the second Policy year once in any 12 month period. A change in death benefit options may have tax consequences.

PREMIUM FLEXIBILITY. The Policy allows flexibility in making premium payments. You can make premium payments based on a schedule you choose in your application. You can make a payment that does not correspond to your schedule at any time. We can, however, limit or prohibit payments in some situations. There are certain minimum premium requirements to keep the Policy in force during the first policy year and, if you wish, to keep the guaranteed minimum death benefit in effect thereafter.

RIGHT TO EXAMINE THE POLICY. During the later of ten days following your receipt of the Policy (more in some states) or 45 days after you sign the completed application, you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, the Policy's cash value or any other amount required by state insurance law.


CHOICE OF INVESTMENT OPTIONS. You can allocate your net premiums and cash value among the variable investment options. The variable investment options available under the Policy include several common stock funds, including funds that invest primarily in foreign securities, as well as bond funds and balanced funds. You may also allocate premiums and cash value to our Fixed Account, which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

SURRENDER AND PARTIAL WITHDRAWALS. You may surrender your Policy for its cash surrender value at any time. In addition, subject to certain limits, you may withdraw part of your cash surrender value from your Policy. Your Policy's cash surrender value equals your cash value, reduced by any outstanding Policy loans (plus accrued interest) and by any applicable surrender charge. A surrender or partial withdrawal may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. Subject to limitations, you may transfer your Policy's cash value among the variable investment options or between those options and the Fixed Account. You may also elect one of five Automated Investment Strategies that allow you to transfer funds periodically from the Fixed Account to the variable investment options, or among such options in accordance with an asset allocation model that you choose, based on your risk tolerance level. You may make other transfers at any time, subject to certain limitations and restrictions, (See "Transferring Cash Value Among your Policy's Investment Options".)

LOANS. Subject to certain limits, you may borrow against your Policy's cash value. The maximum loan amount you may take is the Policy's cash value net of the surrender charge less two monthly deductions (in most states) and less all other outstanding Policy loans. We charge you a maximum annual interest rate of 6% (4.6% for Policy years 11 through 15, 4.3% for Policy years 16 through 20 and 4.0% after Policy year 20) on your loan. However, we credit you with an annual return of 4% on amounts that you borrow (rather than the return that such amounts would otherwise earn under our variable investment options or Fixed Account). Loans may have tax consequences.

TAX ADVANTAGES. If you meet certain requirements, you will pay income taxes on cash value you receive (through withdrawals or surrenders or at the Final Date of your Policy) only to the extent that the cumulative amounts you have received exceed the cumulative premiums you have paid. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit.

EXCHANGE PRIVILEGE. Within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested), you may transfer all of your cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account at no charge. The purpose of the exchange privilege is to provide you the option of fixed Policy values and benefits. In some states however, we implement this by permitting you to exchange your Policy (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

RIDER BENEFITS. We offer several riders that provide supplemental benefits under the Policy, such as the Disability Waiver of Premium Benefit which provides for the payment of certain premium amounts on proof of disability of the primary insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your sales representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value. We have included an example of such an illustration as Appendix A to this prospectus.

RISKS OF A POLICY

INVESTMENT RISK. MetLife does not guarantee the investment performance of the variable investment options, and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, these deductions will have an even greater impact on your Policy's cash value. It is possible to lose your full investment, and your Policy could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. If you surrender the Policy within the first 15 Policy years (or within the first 15 years following a face amount increase), you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you withdraw more than 10% of your cash surrender value in any of the first 15 Policy years (or the first 15 years following a specified face amount increase).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will terminate without value because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly terminate).

RISK OF POLICY TERMINATION. Your Policy may terminate without value if you have paid an insufficient amount of premiums or if the investment experience of the investment divisions is poor. If your cash surrender value is not enough to pay a monthly deduction (the charge we deduct from your Policy's cash value every month) and no minimum guaranteed death benefit is in effect, your Policy will terminate without value, unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Policy does terminate, your insurance coverage also will terminate (although you will be given an opportunity to reinstate your Policy and coverage if you satisfy certain requirements). If your Policy terminates when there is an outstanding loan, there may be adverse tax consequences.

CERTAIN TAX RISKS. We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. There is less guidance, however, with respect to Policies issued on a substandard risk basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's cash value until there is a distribution from the Policy. Moreover, insurance proceeds payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay Federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply.


If you pay more than a certain amount of premiums, you may cause your Policy to become a "modified endowment contract." If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds), to the extent of any gains in your Policy (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

LOAN RISKS. A policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the variable investment options or Fixed Account as collateral, and hold it in your Policy loan account. This loan collateral does not participate in the investment experience of the investment divisions or receive the interest rate credited to the Fixed Account either of which may be higher than the interest rate credited on the amount you borrow.


Any unpaid loan (plus accrued interest) also reduces the Policy's insurance proceeds paid to your beneficiary. In addition, your Policy may terminate if your outstanding loan and accrued loan interest reduce the cash surrender value to zero unless the guaranteed minimum death benefit is in effect.


If you surrender your Policy or your Policy terminates while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and any prior tax-free withdrawals exceed the premiums paid. Particularly because loans and partial withdrawals reduce your Policy's cash surrender value, any remaining cash surrender value may be insufficient to pay the income tax due.

LIMITATIONS ON ACCESS TO CASH VALUE. We limit loans and partial withdrawals of cash value from the Policy to amounts not less than $500 and not more than the cash surrender value less two monthly deductions.


LIMITATIONS ON TRANSFERS. We may limit transfers. We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. We have adopted procedures intended to limit market timing that may adversely affect other Policy owners. In addition, each Fund may restrict or refuse purchases of shares in their Portfolios as a result of its own procedures on market timing activities. You should read each Fund's prospectus for more details.


POLICY CHARGE AND EXPENSE INCREASE. We have the right to increase certain Policy charges.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF INVESTMENT IN THE PORTFOLIOS

A comprehensive discussion of the risks associated with investment in the Portfolios can be found in the prospectus for each of the Funds attached at the end of this prospectus. There is a possibility that fees and expenses of the Portfolios may increase (or decrease). There is no assurance that any of the Portfolios will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. In certain cases, we have the right to increase our charges for new Policies, as well as for Policies already outstanding. The maximum charges in such cases are shown in the far right-hand column of each of the first three tables below.

TRANSACTION FEES

This table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers cash value among the variable investment options or the Fixed Account.

---------------------------------------------------------------------------------------
                                                                       MAXIMUM
                        WHEN CHARGE IS         CURRENT AMOUNT          AMOUNT
CHARGE                  DEDUCTED               DEDUCTED                WE CAN DEDUCT
---------------------------------------------------------------------------------------
Sales Charge            On payment of          2.25% of Each           Same as Current
                        premium                Premium Paid            Amount
---------------------------------------------------------------------------------------
State Tax Imposed on    On payment of          2.00% of Each           Same as Current
Premiums                premium                Premium Paid            Amount
---------------------------------------------------------------------------------------
Federal Tax Imposed on  On payment of          1.25% of Each           Same as Current
Premiums                premium                Premium Paid            Amount
---------------------------------------------------------------------------------------
Surrender Charge/1/     On surrender or        In years 1 and 2, the   Same as Current
                        termination of your    surrender charge is the Amount
                        Policy in the first 15 amount of premiums
                        Policy years (or the   you have actually paid
                        first 15 years after a to date up to the
                        specified face amount  Maximum Surrender
                        increase)              Charge Premium (less
                                               in other years--see
                                               footnote 2)
                        -----------------------------------------------
                        On partial withdrawal  A pro-rata portion of
                        of more than your      the surrender charge
                        Policy's 10% annual    that would apply if you
                        free withdrawal        had made a full
                        amount                 surrender at the time
                                               of the withdrawal
                        -----------------------------------------------
                        On a specified face    50% of a pro-rata
                        amount reduction that  portion of the
                        you request            surrender charge that
                                               would apply if you had
                                               made a full surrender
---------------------------------------------------------------------------------------
Transfer Fee for        On transfer of cash    Not currently charged   $25 per transfer
non-automated transfers value among variable
                        investment options
                        and to and from the
                        Fixed Account
---------------------------------------------------------------------------------------

/1/Because the details of this surrender charge are complex, this table does not show all of those details, such as when there have been previous specified face amount increases, decreases or withdrawals. Please refer to "Charges and Deductions You Pay--Surrender Charge" for more information.
/2/In years 3 through 15, the surrender charge is a declining percentage of the surrender charge in year 2, beginning with 90% in year 3 and reaching 0% after year 15. Please refer to "Charges and Deductions You Pay--Surrender Charge" for an explanation of the Maximum Surrender Charge Premium and other details.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

This table describes other fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including charges for optional features (riders) or the fees and expenses of the Portfolios.


                    WHEN CHARGE IS           CURRENT AMOUNT              MAXIMUM AMOUNT
CHARGE              DEDUCTED                 DEDUCTED                    WE CAN DEDUCT
----------------------------------------------------------------------------------------------
Cost of Term        Monthly, on the
Insurance/1/        monthly deduction
                    date
Lowest and                                   $.01 to $37.98 each month   $.06 to $53.58 each
Highest Charge                               per $1000 of term           month per $1000 of
Among All                                    insurance amount/2/         term insurance amount
Possible Insureds
                                             $.20 each month per         $.20 each month per
Charge for a male                            $1000 of term insurance     $1000 of term
insured, age 40, in                          amount                      insurance amount
the preferred
nonsmoker
underwriting class
with a specified
face amount of
$100,000 in the
first policy year
----------------------------------------------------------------------------------------------
Administration      Monthly, on the          $35 per month (less         Same as Current Rate
Charge              monthly deduction        depending on Age of
                    date                     insured and Policy year--
                                             see footnote 3)
----------------------------------------------------------------------------------------------
Mortality and       Monthly, on the          annual rate of:             Same as Current
Expense Risk        monthly deduction        .90% for Policy years 1-10  Amount
Charge (annual      date                     .60% for Policy years 11-15
rate imposed on                              .30% after Policy year 15
cash value in our
Separate Account)
----------------------------------------------------------------------------------------------
Underwriting        Monthly, on the          $5 per month                Same as Current
Charge              monthly deduction                                    Amount
                    date, for the first 12
                    months after you
                    increase your specified
                    face amount
----------------------------------------------------------------------------------------------
Loan Interest       Annually (or on loan     annual rate of:             Same as Current Rate
Spread/4/ (on loan  termination, if earlier) 2% for Policy years 1-10
amount)                                      .6% for Policy years 11-15
                                             .3% for Policy years 16-20
                                             0% after Policy year 20

--------
/1/ The cost of term insurance charge varies based on individual characteristics, including the insured's age, risk class and, in most cases, sex. It also varies depending on how long the Policy has been outstanding. The cost of term insurance charges shown are probably not representative of the charges that you would pay. You can obtain more information about the cost of term insurance or other charges that would apply for a particular insured by contacting your sales representative.
/2/ The term insurance amount is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.
/3/ $35 is the administration charge during the first Policy year for insureds Age 41 and over. The charge is less during the first Policy year, for younger insureds ($30 for Ages 26-40, $20 under Age 25). In the second and later Policy years, the charge reduces to $10 for all insureds and, if you pay the "required administrative premium" shown on page 3 of your Policy, the charge reduces further depending on the specified face amount of your Policy ($7 for less than $100,000, $6 for $100,000-$249,999 and $5 for $250,000 or more). We will deduct any amount of the first Policy year's administration charges that remains unpaid at the time of any full surrender or other termination of a Policy during its first year.
/4/ We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.

CHARGES FOR OPTIONAL FEATURES (RIDERS)

This table describes the charges you will pay periodically for any of the indicated optional benefits ("riders") that you choose to add to your Policy.


                              WHEN CHARGE IS    CURRENT AMOUNT         MAXIMUM AMOUNT
OPTIONAL FEATURE              DEDUCTED          DEDUCTED               WE CAN DEDUCT
---------------------------------------------------------------------------------------------
Disability Waiver of          Monthly, on the
Premium Benefit/1/            monthly deduction $.13 to $.60 per $100  $.14 to $.67 per $100
                              date              of covered premium     of covered premium
Lowest and Highest                              amount                 amount
Charge Among All
Possible Insureds                               $.34 per $100 of       $.37 per $100 of
                                                covered premium        covered premium
Charge for a male insured,                      amount                 amount
age 40, in the preferred
nonsmoker underwriting
class with a specified face
amount of $200,000
---------------------------------------------------------------------------------------------
Disability Waiver of          Monthly, on the
Monthly Deduction             monthly deduction $.01 to $.45 per $1000 $.02 to $.45 per $1000
Benefit/1/                    date              of term insurance      of term insurance
                                                amount                 amount
Lowest and Highest
Charge Among All                                $.02 per $1000 of      $.03 per $1000 of
Possible Policies                               term insurance         term insurance
                                                amount                 amount
Charge for a male insured,
age 40, in the preferred
nonsmoker underwriting
class with a specified face
amount of $200,000
---------------------------------------------------------------------------------------------
Accidental Death Benefit/1/   Monthly, on the
                              monthly deduction $.05 to $.09 per $1000 $.07 to $.12 per $1000
Lowest and Highest            date              of accidental death    of accidental death
Charge Among All                                coverage amount        coverage amount
Possible Insureds
                                                $.05 per $1000 of      $.07 per $1000 of
Charge for a male insured,                      accidental death       accidental death
age 40, in the preferred                        coverage amount        coverage amount
nonsmoker underwriting
class with a specified face
amount of $200,000
---------------------------------------------------------------------------------------------
Long Term Care                Monthly, on the
Guaranteed Purchase           monthly deduction $.20 to $1.88 per $100 Same as Current
Option/1/                     date              of daily coverage      Amount
                                                amount
Lowest and Highest                                                     Same as Current
Charge Among All                                $.48 per $100 of daily Amount
Possible Policies                               coverage amount

Charge for a male insured,
age 40, in the preferred
nonsmoker underwriting
class with a specified face
amount of $100,000
---------------------------------------------------------------------------------------------
Children's Term Insurance     Monthly, on the   $.39 per $1000 of      $.60 per $1000 of
Benefit (identical charge     monthly deduction child's term           child's term
for all eligible children and date              insurance amount       insurance amount
all years)
---------------------------------------------------------------------------------------------
Spouse Term Insurance         Monthly, on the
Benefit/1/                    monthly deduction $.07 to $3.90 per      $.16 to $3.90 per
                              date              $1000 of spouse's      $1000 of spouse's
Lowest and Highest                              term insurance         term insurance
Charge Among All                                amount                 amount
Possible Policies
                                                $.11 per $1000 of      $.31 per $1000 of
Charge for a female                             spouse's term          spouse's term
insured, age 40, in the                         insurance amount       insurance amount
preferred nonsmoker
underwriting class with a
specified face amount of
$100,000
---------------------------------------------------------------------------------------------
Accelerated Death Benefit     Not Applicable    No Charge              No Charge

/1/ The charges for these optional features vary based on individual characteristics, including the insured's age, risk class and, in most cases, sex. The charges shown are probably not representative of the charges that you would pay. You can obtain more information about the charges that would apply for a particular insured by contacting your sales representative.

ANNUAL PORTFOLIO OPERATING EXPENSES


This table describes the fees and expenses that the Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns a Policy. The table shows the lowest and highest fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2004 (or estimated for the current fiscal year), before and after any contractual fee waivers and expense reimbursements. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the attached Fund prospectuses.



                                                                     LOWEST* HIGHEST*
-------------------------------------------------------------------------------------
Gross Total Annual Portfolio Operating Expenses
 (expenses that are deducted from Portfolio assets, including
 management fees, distribution (Rule 12b-1) fees and other expenses)  .30%    1.15%
-------------------------------------------------------------------------------------
Net Total Annual Portfolio Operating Expenses
 (net of any contractual fee waivers and expense reimbursements)      .29%    1.15%

--------

*The lowest and highest percentages have been selected after adjustment of the percentage for all Portfolios (on a consistent basis) to reflect any changes in expenses during the 12 months ended December 31, 2004 or expected to occur during the 12 months ended December 31, 2005.





This table describes the annual operating expenses for each Portfolio for the year ended December 31, 2004, as a percentage of the Portfolio's average daily net assets for the year (estimated annual operating expenses annualized from their May 1, 2005 start date for the MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio).





                                                                                                          NET TOTAL
                                                                                                            ANNUAL
                                                                                                           EXPENSES
                                                                                                          INCLUDING
                                                                                                          ESTIMATED
                                                                      GROSS                                  NET
                                              MANAGE-                 TOTAL    FEE WAIVERS   NET TOTAL   EXPENSES OF
                                               MENT    OTHER   12B-1  ANNUAL   AND EXPENSE     ANNUAL     UNDERLYING
                                               FEES   EXPENSES FEES  EXPENSES REIMBURSEMENTS EXPENSES/1/ PORTFOLIOS/1/
----------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC. (CLASS A
 SHARES)
----------------------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth                    .73%     .06%   .00%    .79%        .00%          .79%
----------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income                          .40%     .06%   .00%    .46%        .00%       .46%/2/
----------------------------------------------------------------------------------------------------------------------
BlackRock Diversified                          .44%     .06%   .00%    .50%        .00%          .50%
----------------------------------------------------------------------------------------------------------------------
BlackRock Investment Trust                     .49%     .05%   .00%    .54%        .00%          .54%
----------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value                      .70%     .23%   .00%    .93%        .00%       .93%/2/
----------------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth              .74%     .06%   .00%    .80%        .00%          .80%
----------------------------------------------------------------------------------------------------------------------
BlackRock Strategic Value                      .83%     .06%   .00%    .89%        .00%          .89%
----------------------------------------------------------------------------------------------------------------------
Davis Venture Value                            .72%     .06%   .00%    .78%        .00%          .78%
----------------------------------------------------------------------------------------------------------------------
FI International Stock                         .86%     .22%   .00%   1.08%        .00%         1.08%
----------------------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                       .68%     .07%   .00%    .75%        .00%          .75%
----------------------------------------------------------------------------------------------------------------------
FI Value Leaders                               .66%     .08%   .00%    .74%        .00%          .74%
----------------------------------------------------------------------------------------------------------------------

                                                                                                          NET TOTAL
                                                                                                            ANNUAL
                                                                                                           EXPENSES
                                                                                                          INCLUDING
                                                                                                          ESTIMATED
                                                                      GROSS                                  NET
                                              MANAGE-                 TOTAL    FEE WAIVERS   NET TOTAL   EXPENSES OF
                                               MENT    OTHER   12B-1  ANNUAL   AND EXPENSE     ANNUAL     UNDERLYING
                                               FEES   EXPENSES FEES  EXPENSES REIMBURSEMENTS EXPENSES/1/ PORTFOLIOS/1/
----------------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth            .90%     .25%   .00%   1.15%        .00%       1.15%/2/
----------------------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                   .73%     .05%   .00%    .78%        .00%           .78%
----------------------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value                 .73%     .06%   .00%    .79%        .00%           .79%
----------------------------------------------------------------------------------------------------------------------
Jennison Growth                                .65%     .06%   .00%    .71%        .00%           .71%
----------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index           .25%     .07%   .00%    .32%        .01%        .31%/2/
----------------------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                        .90%     .08%   .00%    .98%        .05%        .93%/2/
----------------------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                    .25%     .10%   .00%    .35%        .01%        .34%/2/
----------------------------------------------------------------------------------------------------------------------
MetLife Stock Index                            .25%     .05%   .00%    .30%        .01%        .29%/2/
----------------------------------------------------------------------------------------------------------------------
MFS Investors Trust                            .75%     .22%   .00%    .97%        .00%        .97%/2/
----------------------------------------------------------------------------------------------------------------------
MFS Total Return                               .50%     .14%   .00%    .64%        .00%           .64%
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index                      .30%     .29%   .00%    .59%        .01%        .58%/2/
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value                 .68%     .08%   .00%    .76%        .00%           .76%
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity                      .62%     .19%   .00%    .81%        .00%           .81%
----------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                             .25%     .12%   .00%    .37%        .01%        .36%/2/
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities  .65%     .12%   .00%    .77%        .00%           .77%
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government               .55%     .09%   .00%    .64%        .00%           .64%
----------------------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth                 .62%     .12%   .00%    .74%        .00%        .74%/2/
----------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth                 .52%     .08%   .00%    .60%        .00%           .60%
----------------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation                .10%     .25%   .00%    .35%        .25%        .10%/2/     .75%/3/
----------------------------------------------------------------------------------------------------------------------
MetLife Conservative to Moderate Allocation    .10%     .08%   .00%    .18%        .08%        .10%/2/     .77%/3/
----------------------------------------------------------------------------------------------------------------------
MetLife Moderate Allocation                    .10%     .05%   .00%    .15%        .05%        .10%/2/     .79%/3/
----------------------------------------------------------------------------------------------------------------------
MetLife Moderate to Aggressive Allocation      .10%     .06%   .00%    .16%        .06%        .10%/2/     .82%/3/
----------------------------------------------------------------------------------------------------------------------
MetLife Aggressive Allocation                  .10%     .19%   .00%    .29%        .19%        .10%/2/     .84%/3/
----------------------------------------------------------------------------------------------------------------------

                                                                                                          NET TOTAL
                                                                                                            ANNUAL
                                                                                                           EXPENSES
                                                                                                          INCLUDING
                                                                                                          ESTIMATED
                                                                      GROSS                                  NET
                                              MANAGE-                 TOTAL    FEE WAIVERS   NET TOTAL   EXPENSES OF
                                               MENT    OTHER   12B-1  ANNUAL   AND EXPENSE     ANNUAL     UNDERLYING
                                               FEES   EXPENSES FEES  EXPENSES REIMBURSEMENTS EXPENSES/1/ PORTFOLIOS/1/
----------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST (CLASS A SHARES)
----------------------------------------------------------------------------------------------------------------------
Harris Oakmark International                   .84%     .20%   .00%   1.04%        .00%      1.04%/4,5/
----------------------------------------------------------------------------------------------------------------------
Janus Aggressive Growth                        .68%     .14%   .00%    .82%        .00%       .82%/4,5/
----------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                     .52%     .06%   .00%    .58%        .00%         .58%/4/
----------------------------------------------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity                    .73%     .12%   .00%    .85%        .00%       .85%/4,5/
----------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                       .90%     .13%   .00%   1.03%        .00%      1.03%/4,5/
----------------------------------------------------------------------------------------------------------------------
MFS Research International                     .77%     .29%   .00%   1.06%        .06%      1.00%/4,5/
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate                   .70%     .14%   .00%    .84%        .00%         .84%/4/
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation               .60%     .09%   .00%    .69%        .00%         .69%/4/
----------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                             .50%     .07%   .00%    .57%        .00%            .57%
----------------------------------------------------------------------------------------------------------------------
RCM Global Technology                          .90%     .01%   .00%    .91%        .00%         .91%/4/
----------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth                   .75%     .15%   .00%    .90%        .00%       .90%/4,5/
----------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES (CLASS 2
 SHARES)
----------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization     .77%     .04%   .25%   1.06%        .00%           1.06%
----------------------------------------------------------------------------------------------------------------------
American Funds Growth                          .35%     .01%   .25%    .61%        .00%            .61%
----------------------------------------------------------------------------------------------------------------------
American Funds Growth- Income                  .29%     .02%   .25%    .56%        .00%            .56%

--------

/1/ Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.


/2/ Our affiliate MetLife Advisers, LLC ("MetLife Advisers") and the Metropolitan Series Fund, have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that the Net Total Annual Expenses will not exceed, at any time prior to April 30, 2006, the following percentages: .95% for the BlackRock
Large Cap Value Portfolio, 1.15% for the Franklin Templeton Small Cap
Portfolio, .10% for the MetLife Aggressive Allocation Portfolio, .10% for the MetLife Conservative Allocation Portfolio, .10% for the MetLife Conservative to Moderate Allocation Portfolio, .10% for the MetLife Moderate Allocation, .10% for the MetLife Moderate to Aggressive Allocation Portfolio, and 1.00% for the MFS Investors Trust Portfolio. Under the Expense Agreement, if certain conditions are met, these Portfolios may reimburse MetLife Advisers for fees it waived and Expenses it paid if, in the future, actual Expenses of the Portfolios are less than the expense limits. Under the Expense Agreement, MetLife Advisers will also waive the management fee payable by certain Portfolios in the following percentage amounts: .025% for the assets in the BlackRock Bond Income Portfolio over $1 billion but less than $2 billion, .006% for the Lehman Brothers Aggregate Bond Index Portfolio, .05% for the Loomis Sayles Small Cap Portfolio, .007% for the MetLife Mid Cap Stock Index
Portfolio, .007% for the MetLife Stock Index Portfolio, .007% for the Morgan Stanley EAFE Index Portfolio, .007% for the Russell 2000 Index Portfolio, and ..015% for the first $50 million of assets in the T. Rowe Price Large Cap Growth Portfolio.


/3/ This Portfolio is a "fund of funds" that invests substantially all of its assets in other Portfolios of the Metropolitan Series Fund or the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio also will bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The estimated expenses of the underlying portfolios (after applicable contractual fee waivers and expense reimbursements) are: .65% for the MetLife Conservative Allocation Portfolio, .67% for the MetLife Conservative to Moderate Allocation Portfolio; .69% for the MetLife Moderate Allocation Portfolio, .72% for the MetLife Moderate to Aggressive Allocation Portfolio, and .74% for the MetLife Aggressive Allocation Portfolio. The estimated gross total annual expenses of the Portfolios including the total estimated expenses of the underlying portfolios (before applicable fee waivers and reimbursements) are: 1.00% for the MetLife Conservative Allocation Portfolio, .85% for the MetLife Conservative to Moderate Allocation Portfolio; ..85% for the MetLife Moderate Allocation Portfolio, .88% for the MetLife Moderate to Aggressive Allocation Portfolio, and 1.04% for the MetLife Aggressive Allocation Portfolio. Policy owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolio. A policy owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.


/4/ Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2006, the following percentages: 1.10% for the Harris Oakmark International Portfolio, ..90% for the Janus Aggressive Growth Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the MFS Research International Portfolio, .90% for the Neuberger Berman Real Estate Portfolio, .75% for the Oppenheimer Capital Appreciation Portfolio, 1.10% for the RCM Global Technology Portfolio and .90% for the T. Rowe Price Mid-Cap Growth Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory LLC may, with the approval of the Trust's Board of Trustees, be repaid by the applicable Portfolio to Met Investors Advisory LLC. Expenses for the MSF Research International Portfolio have been restated to reflect the terms of the Expense Limitation Agreement. Expenses for the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio, and the RCM Global Technology Portfolio have been restated to reflect management fee reductions that became effective May 1, 2005. Due to a waiver not shown in the table, actual Net Total Annual Expenses for the Oppenheimer Capital Appreciation Portfolio were .68% for the year ended December 31, 2004.


/5/ Other Expenses reflect the repayment by the Portfolio of fees previously waived and/or expenses previously paid by Met Investors Advisory under the terms of prior expense limitation agreements in the following amounts: .01% for the Harris Oakmark International Portfolio, .05% for the Janus Aggressive Growth Portfolio, .02% for the Met/AIM Mid Cap Core Equity Portfolio, .01% for the Met/AIM Small Cap Growth Portfolio, .12% for the MFS Research International Portfolio, and .07% for the T. Rowe Price Mid-Cap Growth Portfolio.





THE FEE AND EXPENSE INFORMATION REGARDING THE PORTFOLIOS WAS PROVIDED BY THOSE PORTFOLIOS. THE AMERICAN FUNDS INSURANCE SERIES IS NOT AFFILIATED WITH METLIFE.



FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "SALES AND ADMINISTRATION OF THE POLICIES."


METLIFE


MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166. We are obligated to pay all benefits under the Policies.


OUR SEPARATE ACCOUNT THAT SUPPORTS THE POLICIES


THE SEPARATE ACCOUNT


Our Separate Account receives premium payments from owners of the Policies described in this prospectus and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deducted and other excess amounts in the Separate Account or we can take the excess out of the Separate Account.

The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. This means that, except for excess assets that we would be free to withdraw, the assets of the Separate Account are not available to meet the claims of our general creditors, and must be used for the sole purpose of supporting the cash values of the variable life insurance policies whose premiums the Separate Account receives.


THE INVESTMENT DIVISIONS


[SIDEBAR: Each Separate Account investment division invests in a corresponding Portfolio of a Fund.]

The Separate Account has subdivisions, called "investment divisions." Each investment division corresponds to one of our variable investment options and invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account and can add and eliminate investment divisions from your Policy. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.



SUBSTITUTION OF INVESTMENTS



If investment in the Portfolios or a particular Portfolio is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close investment divisions to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.



THE FUNDS AND THEIR PORTFOLIOS


[SIDEBAR: You should carefully review the investment objectives, practices, and risks of each Portfolio, which are described in the appropriate Fund prospectuses that are attached to this prospectus.]


Metropolitan Series Fund, Met Investors Series Trust and American Funds Insurance Series is each a "series" type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is divided into separate investment Portfolios, each of which issues its own class or "series" of stock, and in which a corresponding investment division of the Separate Account invests.


You should read the Fund prospectuses that are attached to this prospectus. They contain information about each Fund and its Portfolios, including the investment objectives, strategies, risks and sub-advisers that are associated with each Portfolio. They also contain information on the different separate accounts that invest in each Fund (which may or may not be related to MetLife) and certain risks that may arise when diverse separate accounts, funding diverse types of insurance products, all invest in the same Fund.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS



An investment adviser (other than our affiliates MetLife Advisers and Met Investors Advisory), or a sub-adviser of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of the compensation is not deducted from Portfolio assets and does not decrease the Portfolio's investment return. The amount of the compensation is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we, and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to .05%.



Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliates) with increased access to persons involved in the distribution of the Policies.



We, and certain of our affiliated insurance companies, are joint owners of our affiliated investment advisers, MetLife Advisers and Met Investors Advisory, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to sub-advisers.)



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. (See also "Fee Tables--Annual Portfolio Operating Expenses" and "Sales and Administration of the Policies--Other Payments".) The payments are deducted from the assets of the Portfolios and paid to MetLife. These payments decrease the Portfolio's investment return.



MetLife makes certain payments to American Funds Distributors, Inc, the principal underwriter for the American Funds Insurance Series. For more information on these payments, see "Sales and Administration of the Policies--Other Payments."



SELECTION OF PORTFOLIOS



We select the Portfolios offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or sub-adviser is one of our affiliates or whether the portfolio, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from policy owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.

MANAGEMENT OF PORTFOLIOS

Each Fund has an investment adviser who is responsible for overall management of the Fund. These investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for some of the Portfolios.

The adviser, any sub-adviser and investment objective of each Portfolio are as follows:


          PORTFOLIO                    SUB-ADVISER            INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.
ADVISER: METLIFE ADVISERS, LLC
--------------------------------------------------------------------------------------
BlackRock Aggressive Growth    BlackRock Advisors, Inc./1/ Maximum capital
                                                           appreciation
--------------------------------------------------------------------------------------
BlackRock Bond Income          BlackRock Advisors, Inc./1/ Competitive total return
                                                           primarily from investing in
                                                           fixed-income securities
--------------------------------------------------------------------------------------
BlackRock Diversified          BlackRock Advisors, Inc./1/ High total return while
                                                           attempting to limit
                                                           investment risk and
                                                           preserve capital
--------------------------------------------------------------------------------------
BlackRock Investment Trust     BlackRock Advisors, Inc./1/ Long-term growth of
                                                           capital and income
--------------------------------------------------------------------------------------
BlackRock Large Cap Value      BlackRock Advisors, Inc./1/ Long-term growth of
                                                           capital
--------------------------------------------------------------------------------------
BlackRock Legacy Large Cap     BlackRock Advisors, Inc./1/ Long-term growth of
 Growth                                                    capital
--------------------------------------------------------------------------------------
BlackRock Strategic Value      BlackRock Advisors, Inc./1/ High total return,
                                                           consisting principally of
                                                           capital appreciation
--------------------------------------------------------------------------------------
Davis Venture Value            Davis Selected Advisers,    Growth of capital
                               L.P./2/
--------------------------------------------------------------------------------------
FI International Stock         Fidelity Management &       Long-term growth of
                               Research Company            capital
--------------------------------------------------------------------------------------
FI Mid Cap Opportunities       Fidelity Management &       Long-term growth of
                               Research Company            capital
--------------------------------------------------------------------------------------
FI Value Leaders               Fidelity Management &       Long-term growth of
                               Research Company            capital
--------------------------------------------------------------------------------------
Franklin Templeton Small Cap   Franklin Advisers, Inc.     Long-term capital growth
 Growth
--------------------------------------------------------------------------------------
Harris Oakmark Focused Value   Harris Associates L.P.      Long-term capital
                                                           appreciation
--------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value Harris Associates L.P.      Long-term capital
                                                           appreciation
--------------------------------------------------------------------------------------
Jennison Growth/3/             Jennison Associates LLC     Long-term growth of
                                                           capital
--------------------------------------------------------------------------------------
Lehman Brothers Aggregate      Metropolitan Life           To equal the performance
 Bond Index                    Insurance Company           of the Lehman Brothers
                                                           Aggregate Bond Index
--------------------------------------------------------------------------------------
Loomis Sayles Small Cap        Loomis, Sayles &            Long-term capital growth
                               Company, L.P.               from investments in
                                                           common stocks or other
                                                           equity securities
--------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index    Metropolitan Life           To equal the performance
                               Insurance Company           of the Standard & Poor's
                                                           Mid Cap 400 Composite
                                                           Stock Price Index
--------------------------------------------------------------------------------------
MetLife Stock Index            Metropolitan Life           To equal the performance
                               Insurance Company           of the Standard & Poor's
                                                           500 Composite Stock Price
                                                           Index
--------------------------------------------------------------------------------------

           PORTFOLIO                   SUB-ADVISER           INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------
MFS Investors Trust             Massachusetts Financial   Long-term growth of
                                Services Company          capital with a secondary
                                                          objective to seek
                                                          reasonable current income
-------------------------------------------------------------------------------------
MFS Total Return                Massachusetts Financial   Favorable total return
                                Services Company          through investment in a
                                                          diversified portfolio
-------------------------------------------------------------------------------------
Morgan Stanley EAFE Index       Metropolitan Life         To equal the performance
                                Insurance Company         of the MSCI EAFE Index
-------------------------------------------------------------------------------------
Neuberger Berman Mid Cap        Neuberger Berman          Capital growth
 Value                          Management Inc.
-------------------------------------------------------------------------------------
Oppenheimer Global Equity       OppenheimerFunds, Inc./3/ Capital appreciation
-------------------------------------------------------------------------------------
Russell 2000 Index              Metropolitan Life         To equal the return of the
                                Insurance Company         Russell 2000 Index
-------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Salomon Brothers Asset    To maximize total return
 Opportunities                  Management Inc/4/         consistent with
                                                          preservation of capital
-------------------------------------------------------------------------------------
Salomon Brothers U.S.           Salomon Brothers Asset    To maximize total return
 Government                     Management Inc            consistent with
                                                          preservation of capital and
                                                          maintenance of liquidity
-------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth  T. Rowe Price Associates  Long-term growth of
                                Inc.                      capital and, secondarily,
                                                          dividend income
-------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth  T. Rowe Price Associates  Long-term capital growth
                                Inc.
-------------------------------------------------------------------------------------
MetLife Conservative Allocation N/A                       A high level of current
                                                          income, with growth of
                                                          capital as a secondary
                                                          objective
-------------------------------------------------------------------------------------
MetLife Conservative to         N/A                       High total return in the
 Moderate Allocation                                      form of income and growth
                                                          of capital, with a greater
                                                          emphasis on income
-------------------------------------------------------------------------------------
MetLife Moderate Allocation     N/A                       A balance between high
                                                          level of current income and
                                                          growth of capital, with a
                                                          greater emphasis on
                                                          growth of capital
-------------------------------------------------------------------------------------
MetLife Moderate to Aggressive  N/A                       Growth of capital
 Allocation
-------------------------------------------------------------------------------------
MetLife Aggressive Allocation   N/A                       Growth of capital
-------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST
ADVISER: MET INVESTORS
ADVISORY LLC
-------------------------------------------------------------------------------------
Harris Oakmark International    Harris Associates L.P.    Long-term capital
                                                          appreciation
-------------------------------------------------------------------------------------
Janus Aggressive Growth         Janus Capital             Long-term growth of
                                Management, LLC           capital
-------------------------------------------------------------------------------------
Lord Abbett Bond Debenture      Lord, Abbett & Co. LLC    High current income and
                                                          the opportunity for capital
                                                          appreciation to produce a
                                                          high total return
-------------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity     AIM Capital Management,   Long-term growth of
                                Inc.                      capital
-------------------------------------------------------------------------------------
Met/AIM Small Cap Growth        AIM Capital Management,   Long-term growth of
                                Inc.                      capital
-------------------------------------------------------------------------------------
MFS Research International      Massachusetts Financial   Capital appreciation
                                Services Company
-------------------------------------------------------------------------------------

         PORTFOLIO                  SUB-ADVISER           INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------
Neuberger Berman Real Estate Neuberger Berman          To provide total return
                             Management, Inc.          through investment in real
                                                       estate securities,
                                                       emphasizing both capital
                                                       appreciation and current
                                                       income
----------------------------------------------------------------------------------
Oppenheimer Capital          OppenheimerFunds, Inc.    Capital appreciation
 Appreciation
----------------------------------------------------------------------------------
PIMCO Total Return           Pacific Investment        Maximum total return,
                             Management Company        consistent with the
                             LLC                       preservation of capital and
                                                       prudent investment
                                                       management
----------------------------------------------------------------------------------
RCM Global Technology        RCM Capital Management    Capital appreciation; no
                             LLC/5/                    consideration is given to
                                                       income
----------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth T. Rowe Price Associates, Long-term growth of
                             Inc.                      capital
----------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE
SERIES
ADVISER: CAPITAL RESEARCH
AND MANAGEMENT COMPANY
----------------------------------------------------------------------------------
American Funds Global Small  N/A                       Capital appreciation
 Capitalization                                        through stocks
----------------------------------------------------------------------------------
American Funds Growth        N/A                       Capital appreciation
                                                       through stocks
----------------------------------------------------------------------------------
American Funds Growth-Income N/A                       Capital appreciation and
                                                       income
----------------------------------------------------------------------------------



--------

/1/Prior to January 31, 2005, State Street Research & Management Company was the sub-adviser to these Portfolios.


/2/Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.


/3/Prior to May 1, 2005, Deutsche Investment Management Americas Inc. was the sub-adviser to this Portfolio.


/4/Salomon Brothers Asset Management Inc may delegate certain responsibilities to Citigroup Asset Management Limited, a London-based affiliate.


/5/Prior to May 1, 2005, PEA Capital LLC was the sub-adviser to this Portfolio.


A Portfolio may have a name and/or objective that is very similar to that of a publicly available mutual fund that is managed by the same sub-investment manager or adviser. The Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.

THE PORTFOLIO SHARE CLASSES THAT WE OFFER

The Portfolios offer various classes of shares, each of which has a different level of expenses. The Fund prospectuses may provide information for share classes or Portfolios that are not available through the Policy. When you consult the Fund prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Policy. The following classes of shares are available under the Policy:

.. For the Metropolitan Series Fund and the Met Investors Series Trust
  Portfolios, we offer Class A shares only.

.. For the American Funds Insurance Series Portfolios, we offer Class 2 shares only.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES BY OUR SEPARATE ACCOUNT

As of the end of each Valuation Period (See "Sending Communications and Payments To Us--When Your Requests, Instructions and Notifications Become Effective"), we purchase and redeem Portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:

.. The allocation of net premiums to the Separate Account.

.. Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no affect on the cash value in the Separate Account).

.. Policy loans and loan repayments allocated to the Separate Account.

.. Transfers to and among investment divisions.

.. Withdrawals and surrenders taken from the Separate Account.

VOTING RIGHTS THAT YOU WILL HAVE

[SIDEBAR: You can give us voting instructions on shares of each Portfolio of a Fund that are attributed to your Policy.]

The Funds have shareholder meetings from time to time to, for example, elect directors or trustees and approve some changes in investment management arrangements. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in a Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Policy owners.

If we do not receive timely voting instructions from you and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

THE FIXED RETURN YOU CAN CHOOSE (OUR FIXED ACCOUNT)

The Fixed Account is part of our general assets that are not in any legally-segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of at least 3%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts, based upon when such amounts were allocated to the Fixed Account and whether they were premium payments or transfers from the investment divisions. Any partial amounts we remove from the Fixed Account (such as any portion of your Policy's monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amounts first.

Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months.

Since the Fixed Account is not registered under the federal securities laws, this prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.

PURCHASING A POLICY

If you want to own a Policy, then you must complete an application, which must be received by the Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our underwriting rules.


We offer other variable life insurance policies that have different death benefits, policy features, Portfolio selections, and optional programs. However, these other policies also have different charges that would affect your performance and cash values. To obtain more information about these other policies, contact our Designated Office or your sales representative.


[SIDEBAR: We will issue a Policy to you as owner. You will have all the rights under the Policy, including the ability to name a new owner or contingent owner.]
Generally, we will issue a Policy only for insureds that are age 80 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An "insured" is the person upon whose life we issue the Policy. You do not have to be the insured.

The beneficiary is named in the application as the person who will receive the insurance proceeds upon the death of the insured. The beneficiary has no rights under the Policy until the death of the insured (unless the beneficiary has been designated an irrevocable beneficiary) and must survive the insured in order to receive the insurance proceeds.

For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.

The Date of Policy is usually the date the Policy application is approved. (Under our current administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Date of Policy of the 28th.) In certain situations when payroll deduction is being used for remittance of premiums, we may adjust the Date of Policy. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). We may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application (but not earlier than the date that the application is completed) in order to preserve a younger age for the insured. Your Date of Policy can also be the date the application is completed if you ask us and if we receive a payment of at least $2,500 with the application.

For applications submitted without an advance payment of the initial premium or if we have refunded an advance payment prior to the issuance of the Policy, the Policy will be redated upon delivery to you. The delivery date will be the new Date of Policy.


Temporary insurance will be provided for up to 90 days from the date of the application (or a greater period of time that we may elect), provided that we receive a payment equal to at least one transfer under a preauthorized checking arrangement (see "Your Payment and Allocation of Premiums--Paying Premiums") and any necessary medical examination has been completed. Even if the insured hasn't completed the medical examination, there will be coverage if the insured dies from an accident within 30 days of the date of the application. The temporary insurance does not cover death by suicide. The temporary insurance provided is equal to the specified face amount applied for up to a maximum of $500,000 (as may be increased by us). There will be no charge for the insurance protection under the temporary insurance.


Insurance coverage under the Policy will begin, and any temporary insurance that is then in force will end, at the time the Policy is delivered and the Date of Receipt of the first premium payment has occurred. For coverage to be effective, the insured's health must be the same as stated in the application and, in most states, the insured must not have sought medical advice or treatment after the date of the application. As to when charges under this Policy begin, see "Charges and Deductions you Pay--Charges Included in the Monthly Deduction."

It may not be in your best interest to surrender, terminate, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

YOUR PAYMENT AND ALLOCATION OF PREMIUMS

PAYING PREMIUMS

Unless your Policy has a guaranteed minimum death benefit in effect, the payment of a given amount of premiums won't guarantee that your Policy will remain in force. Rather, this depends on your Policy's cash surrender value. Your Policy will remain in force as long as the Policy's cash surrender value is large enough to cover one monthly deduction. The monthly deduction is a charge we deduct from your Policy's cash value every month.

[SIDEBAR: You can make voluntary planned periodic premium payments and unscheduled premium payments.]
You can make premium payments, subject to certain limitations discussed below, through the:

.. VOLUNTARY PLANNED PERIODIC PREMIUM SCHEDULE: You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (A) annual; (B) semi-annual; (C) periodic automatic pre-authorized transfers from your checking account ( "preauthorized checking arrangement"); (D) systematic through payment plans that your employer makes available; or (E) through another method to which we agree. You do not have to pay premiums in accordance with your voluntary planned premium schedule.

.. UNSCHEDULED PREMIUM PAYMENT OPTION: You can make premium payments at any time.

We will hold a premium payment received before its scheduled payment date in a non-interest bearing holding account until the scheduled payment date, if necessary, to prevent a Policy from becoming a modified endowment contract. (See "Modified Endowment Contracts" under "Federal Tax Matters".) We will send you an additional notice of this arrangement by letter immediately after receiving your payment. We will also give you the option to either have the money held until the scheduled payment date or applied on our Date of Receipt of your instructions to apply the money (unless the scheduled payment date has already passed).


PAYING PREMIUMS TO MAINTAIN THE GUARANTEED MINIMUM DEATH BENEFIT

You can pay certain levels of premiums that entitle you to a guaranteed minimum death benefit for a specified period of time. To keep the guarantee you will need to pay these premium levels for the entire duration of the guarantee. We will test your Policy on each monthly anniversary or upon the Policy lapse date (depending on state requirements) to verify that you have paid the minimum premium (after taking into account partial withdrawals and outstanding Policy loans) to keep the guarantee in force. If no guarantee is in force, your Policy will terminate under the circumstances described in "Policy Termination and Reinstatement".

The level of premium to keep the guaranteed minimum death benefit in effect varies based on several factors including:

.. Duration of the guarantee (generally higher levels are required for longer durations).

.. Specified face amount (generally higher levels are required for higher amounts).

.. Smoking class and underwriting class (generally higher levels are required for classes that we consider to pose a greater mortality risk).

.. Death benefit option (generally higher levels are required for death benefit options B and CI).

.. Except for Policies issued in New York, Policy riders (generally higher levels are required if you have riders in force).

MAXIMUM AND MINIMUM PREMIUM PAYMENTS

.. During the first Policy year you must pay an amount of premium that we call the minimum initial premium (after taking account of partial withdrawals and outstanding Policy loans) or we will terminate your Policy after the grace period.

.. After the first Policy year, your voluntary planned periodic payments must be at least:

 . $200 annually (or, for some Policies distributed by certain brokers, $2,500 annually)

 . $100 semi-annually

 . $15 on a preauthorized checking arrangement or other systematic payment schedule.

.. Unscheduled premium payments must be at least $250 each.

.. You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status not later than in your annual statement. If possible, we will tell you how to reverse the status.

ALLOCATING NET PREMIUMS

[SIDEBAR: Net premiums are your premiums minus the charges deducted from those premiums.]

We will allocate your net premiums to the Fixed Account from the Investment Start Date until 20 days after such date.

Your Investment Start Date is the later of (A) the Date of Policy and (B) the Date of Receipt of your first premium payment. Your premium allocation instructions and transfer requests for investment in the separate account that you make in your Policy application, or within 20 days after your Investment Start Date, will take effect on the end of the first Valuation Date that is 20 days after your Investment Start Date.

You can instruct us to allocate your net premiums among the Fixed Account and the investment divisions. The percentage of your net premium allocation into each of these investment options must be a minimum of 1% and in whole numbers. You can change your allocations (effective after the 20th day referred to above) at any time by giving us written notification at our Designated Office or in any other manner that we permit.


FOR POLICIES ISSUED IN CALIFORNIA.   We will allocate your net premiums among
the Fixed Account and the investment divisions you select in your Policy application on the Investment Start Date. If you are age 60 or older and you allocate 100% of your net premiums to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Free Look period (see "Other Policy Provisions--Free Look Period to Cancel your Policy"), we will not automatically transfer your cash value or reallocate your future premiums to the investment divisions once the Free Look period has ended. You must contact us to request a transfer or reallocation.


SENDING COMMUNICATIONS AND PAYMENTS TO US

[SIDEBAR: You can contact us at our Designated Office.]

CONTACTING US

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the automated investment strategies) or changing your premium allocations. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for any function not listed below or for any other inquiry.

               FUNCTION                             DESIGNATED OFFICE
---------------------------------------------------------------------------------
  Premium Payments                       MetLife, P.O. Box 371487, Pittsburgh,
                                           PA 15250-7487
---------------------------------------------------------------------------------
  Payment Inquiries                      MetLife, P.O. Box 30375, Tampa FL 33630
---------------------------------------------------------------------------------
  Surrenders, Withdrawals, Loans,        MetLife, P.O. Box 543,
   Investment Division Transfers,          Warwick, R.I. 02887-0543
   Premium Reallocation
---------------------------------------------------------------------------------
  Death Claims                           MetLife, P.O. Box 353,
                                           Warwick, R.I. 02887-0353
---------------------------------------------------------------------------------
  Beneficiary & Assignment               MetLife, P.O. Box 313,
                                           Warwick, R.I. 02887-0313
---------------------------------------------------------------------------------
  Cancellations (Free Look Period)       MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904 Attn: Free Look
---------------------------------------------------------------------------------
  Address Changes                        MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904 Attn: Data
                                           Integrity
---------------------------------------------------------------------------------
  Reinstatements                         MetLife, P.O. Box 30375, Tampa FL 33630
---------------------------------------------------------------------------------


WHEN YOUR REQUESTS, INSTRUCTIONS AND NOTIFICATIONS BECOME EFFECTIVE

Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)

A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.


A Valuation Date is each day on which the New York Stock Exchange is open for trading. Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).


The effective date of your Automated Investment Strategies will be that set forth in the strategy chosen.


THIRD PARTY REQUESTS

Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy owners, and who simultaneously makes the same request or series of requests on behalf of other Policy owners.

INSURANCE PROCEEDS PAYABLE IF THE INSURED DIES

If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death.


The beneficiary can receive the death benefit in a single sum or under various income plans described in the Statement of Additional Information. You may make this choice during the insured's lifetime. If no selection is made we may place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. This account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in this account. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.


The insurance proceeds equal:

.. The death benefit under the death benefit option, alternate death benefit or minimum guaranteed death benefit that is then in effect; plus

.. Any additional insurance proceeds provided by rider; minus

.. Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

DEATH BENEFIT OPTIONS YOU CAN CHOOSE

[SIDEBAR: The Policy generally offers a choice of three death benefit options.] Generally, you can choose among three options, although the choice may be limited based upon the insured's age. You select which option you want in the Policy application. The three options are:

.. Option A: The death benefit is a level amount and equals the specified face amount of the Policy.

.. Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.

.. Option C: The death benefit is one of two amounts and is available only if insured is age 60 or less when we issue the Policy:

 . The death benefit varies and equals the specified face amount plus the cash value on the date of death, until the insured is age 65 ("CI").

 . At age 65, the death benefit becomes a level amount equal to the specified face amount under CI plus the cash value at the end of the Valuation Date immediately preceding the date on which the insured became age 65. This new amount then becomes the specified face amount ("CII").

[SIDEBAR: You can generally change your death benefit option.]

There are issues that you should consider in choosing your death benefit option. For example, under Options B and CI, the cash value is added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Options A and CII, for Policies with the same specified face amount and premium payments. By the same token, the cost of term insurance will generally be greater under Options B and CI than under Options A and CII.


You can change your death benefit option after the second Policy year and, thereafter, once in any 12 month period, provided that:

.. Your cash surrender value after the change would be enough to pay at least two monthly deductions.

.. The specified face amount continues to be no less than the minimum we allow after a decrease.

.. The total premiums you have paid do not exceed the then current maximum premium limitations permitted under Internal Revenue Service rules.

.. If the change is to Option C, the insured is age 60 or less.

Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request. A change in death benefit will have the following effects on your specified face amount:


.. CHANGE FROM A TO B, OR FROM A TO CI, OR FROM CII TO B: The specified face amount will decrease to equal the death benefit less the cash value on the effective date of the change.



.. CHANGE FROM B TO A, OR FROM CI TO A: The specified face amount will increase to equal the death benefit plus the cash value of the Policy on the effective date of the change.



.. CHANGE FROM B TO CI OR FROM CI TO B: The specified face amount will remain the same.


Before you change your death benefit option you should consider the following:


.. If the term insurance amount of your death benefit changes, as it may with a change from A to B, or from A to CI, or from CII to B and vice versa, the cost of term insurance will also change. This will affect your cash value and, in some cases, the amount of the death benefit.


.. The premium requirements for maintaining the guaranteed minimum death benefit may change, which could affect your ability to maintain it.

.. If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under "Specified Face Amount," below. These issues include the possibility that your Policy would become a modified endowment contract; that you would receive a taxable distribution; that there would be an increase or decrease in the monthly administration charge; and that the maximum premium amounts that you can pay would change. A specified face amount decrease resulting from a death benefit option change, however, will not result in deduction of a surrender charge.

ALTERNATE DEATH BENEFIT THAT AUTOMATICALLY APPLIES IN SOME CASES

In order to ensure that the Policy qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit option that you chose, as discussed above. The alternate death benefit is as follows:

Age of Insured at Death 40 and  less  45  50  55  60  65  70 75 to 90  95
% of Cash Value: *               250 215 185 150 130 120 115      105 100

--------
*For the ages not listed, the percentage decreases by a ratable portion for each full year.

GUARANTEED MINIMUM DEATH BENEFIT YOU CAN CHOOSE

[SIDEBAR: The Policy offers a guaranteed minimum death benefit.]
You can choose to have a guaranteed minimum death benefit for one of several specified periods of time, if you meet certain requirements. Generally, the amount of guaranteed minimum death benefit equals the specified face amount of insurance, plus any additional death benefits provided by rider. Availability may be restricted in your state or by the insured's rating class, however.

There is no additional charge for the guarantee, but in order to keep the guarantee in effect, you will need to pay certain minimum premiums, which vary based on many factors (see "Premiums" below). We test the Policy on each monthly anniversary or upon the Policy's lapse date (depending on state requirements)--the "testing date"--to make sure that you have paid the minimum premiums required to keep the guarantee for the duration you chose. If you haven't made the minimum premium payments, we will tell you and give you 61 days from the testing date to make any additional payment to keep the guarantee at the then current duration. If we do not receive the required payment, we will reduce the duration of the guarantee to one that the premiums you have paid would support and that would have been available to you. If no shorter duration is available to you, we will terminate the guarantee. A duration cannot be reactivated, once we terminate it. If no guarantee is in effect, your Policy will terminate under the circumstances described in "Policy Termination and Reinstatement."

Each duration for the guaranteed minimum death benefit has its own premium requirement that supports it. The longer the duration, the greater the premiums required. At issue, we will look at the premium you plan to pay and give you which ever duration that premium supports. You can reduce the duration by reducing the premiums paid to an amount that will only support a shorter duration. A duration cannot be increased by subsequently paying additional premiums nor can a duration be reinstated once it is terminated. The durations for the guaranteed minimum death benefit are*:

.. For the first five Policy years.

.. To age 65, but only if the insured is age 60 or less when the Policy is issued.

.. To age 75, but only if the insured is age 70 or less when the Policy is issued.

.. To age 85, but only if the insured is age 80 or less when the Policy is issued.

THE SPECIFIED FACE AMOUNT OF YOUR POLICY

The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently these amounts are generally:

.. $100,000 for insureds in the preferred rate class

.. $50,000 for most other insureds
--------
*For Policies issued in New York, the guaranteed minimum death benefit guarantees payment of the specified face amount of insurance only (and not any rider benefits), and the options for the duration of the guarantee are generally: (i) for the first five Policy years; (ii) to age 55 (available only if the insured was between age 18 and age 50 on the date the Policy was issued) or for the first 20 Policy years (if the insured was less than age 18 on the date the Policy was issued); or (iii) to age 65 (available only if the insured was between age 18 and age 60 on the date the Policy was issued) or to age 60 (if the insured was less than age 18 on the date the Policy was issued). For Policies issued in Massachusetts, New Jersey and Texas, the only available duration of the guaranteed minimum death benefit is the first five Policy years. It is possible that other states may, in the future, require similar variations in the durations that are available.

.. $25,000 for certain insureds over age 59.

.. $250,000 for most Policies distributed through broker-dealers not affiliated with us.

[SIDEBAR: You can generally increase or decrease your Policy's specified face amount.]
Generally, you may decrease your specified face amount after the first Policy year or increase your specified face amount after the second Policy year, and thereafter, once in any 24 month period, as long as the insured is age 79 or under. Any change will be effective on the monthly anniversary on or next following (a) the Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.

You are permitted to decrease the specified face amount to as low as $25,000 except that no reduction may decrease the specified face amount below the Minimum Initial Specified Face Amount during the first five Policy years or one half that amount thereafter. The lowest available specified face amount requirements also apply to decreases that result from partial withdrawals or changes in death benefit option. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount.

You may increase the specified face amount only if: (a) the guaranteed minimum death benefit is in effect; or (b) the cash surrender value after the change is large enough to cover at least two monthly deductions. Generally, the minimum specified face amount increase is $5,000 ($10,000 for Policies issued in New
York). Any increase will require that we receive additional evidence of insurability that is satisfactory to us. We will also impose an underwriting charge.

Before you change your specified face amount you should consider the following:


.. The term insurance amount of your death benefit will likely change and so will the cost of term insurance. This will affect the insurance charges, cash value and, in some cases, death benefit levels.


.. Reducing your specified face amount in the first 15 Policy years may result in our returning an amount to you which could then be taxed on an income first basis.

.. We will deduct a portion of any applicable surrender charge at the time of any decrease in specified face amount that you request.

.. We will establish an additional amount of surrender charge at the time of any increase in the specified face amount, other than an increase resulting automatically from a change of death benefit option.

.. The premium requirements for maintaining the guaranteed minimum death benefit will change, which could affect your ability to maintain it.

.. The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease.

.. In some circumstances, the Policy could become a modified endowment contract.

.. The monthly administration charge may change.

YOUR POLICY'S VALUES

CASH VALUE
[SIDEBAR: Your Policy is designed to accumulate cash value.]
Your Policy's cash value equals:

.. The Fixed Account cash value, plus

.. The Policy Loan Account cash value, plus

.. The Separate Account cash value.

The Separate Account cash value allocated to each investment division is calculated as follows:


.. 20 days after your Investment Start Date, we will allocate your cash value among the investment divisions as you requested your net premiums to be allocated in your application. For Policies issued in California, see "Allocating Net Premiums."


.. Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:

   . The cash value in the investment division at the beginning of the Valuation Period; plus

   . All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus

   . All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus

   . The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus

   . The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.

CASH SURRENDER VALUE

Your Policy's cash surrender value equals your cash value minus:

.. Any outstanding Policy loans (plus any accrued and unpaid interest);

.. Any surrender charges; and

.. The administration charge for any full Policy month remaining in the first
  Policy year.

THE AMOUNT WE PAY AT YOUR POLICY'S FINAL DATE


The Final Date is the Policy anniversary on which the insured is Age 95. We will allow you to extend that date, however, where permitted by state law. If the insured is living on the Final Date, we will pay you the cash value of the Policy, reduced by any outstanding loans (plus accrued interest). You can receive the cash value in a single sum, in an account that earns interest, or under an available income plan. The tax consequences of keeping the Policy in force beyond the insured's attained age 100 are unclear.

SURRENDERS AND PARTIAL WITHDRAWALS FROM YOUR POLICY

SURRENDERING (TURNING IN) YOUR POLICY

You may surrender your Policy for its cash surrender value at any time while the insured is living. We may ask you to return the Policy before we honor your request to surrender your Policy. We determine the cash surrender value as of the end of the Valuation Period during which we receive the surrender request. (See "Sending Communications and Payments To Us"). You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy's death benefit and its cash value, computed as of the surrender date.

PARTIAL WITHDRAWALS YOU CAN TAKE

You can make partial withdrawals of your cash surrender value at any time if:

.. The partial withdrawal would not result in a reduction in your specified face amount during the first Policy year, as described under "The Specified Face Amount of your Policy" above;

.. The partial withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions;

.. The partial withdrawal is at least $500;

.. The partial withdrawal would not result in your specified face amount falling below the minimum allowable amount, as described under "The Specified Face Amount of Your Policy" above; and

.. The partial withdrawal would not result in total premiums paid exceeding the then current maximum premium limitation determined by the Internal Revenue Code rules.

If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller partial withdrawal or surrender the Policy. We will deduct your partial withdrawal from the Fixed Account and the investment divisions in the same way we allocate the monthly deduction.

Before surrendering your Policy or requesting a partial withdrawal you should consider the following:

.. Surrender charges may apply.

.. At least some amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties. (See "Federal Tax Matters--Modified Endowment Contracts.")

.. Your Policy could become a modified endowment contract.

.. For partial withdrawals, your death benefit will decrease by the amount of the withdrawal. For Options A and CII, your specified face amount also will decrease, generally by the amount of the withdrawal, but this decrease will not cause any surrender charge to be deducted other than any surrender charge attributable to the amount withdrawn.

.. Any partial withdrawal that causes the specified face amount to decrease could cause an increase in the monthly administrative charge.

.. In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.

[SIDEBAR: You can transfer your cash value among the investment divisions and the Fixed Account at any time beginning 20 days after the Investment Start Date.]
TRANSFERRING CASH VALUE AMONG YOUR POLICY'S INVESTMENT OPTIONS

The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. We do not currently charge for transfers, but we do reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. Currently, transfers are not taxable transactions.



Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (E.G., beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund) and we monitor transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests, to or from a Monitored Portfolio or other identified

Portfolios, under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. If we impose this restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The cash value will not be affected by any gain or loss due to the transfer and your cash value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. In addition, Policy Owners and other persons with interests in the Policies should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.




AUTOMATED INVESTMENT STRATEGIES YOU CAN CHOOSE

You can choose one of five currently available strategies. You can also change or cancel your choice at any time.

.. EQUITY GENERATOR: allows you to transfer an amount equal to the interest earned in the Fixed Account in any Policy month equal to at least $20 to the

  MetLife Stock Index investment division or the BlackRock Aggressive Growth investment division. The transfer will be made at the beginning of the Policy month following the Policy month in which the interest was earned.



.. EQUALIZER: allows you to periodically equalize amounts in your Fixed Account and either the MetLife Stock Index investment division or the BlackRock Aggressive Growth investment division. We currently make equalization each quarter. We will terminate this strategy if you make a transfer out of either of the investment divisions or the Fixed Account. You may then reelect the Equalizer on your next Policy anniversary.


.. REBALANCER:  allows you to periodically redistribute amounts in the Fixed
  Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution each quarter.


.. ALLOCATOR:  allows you to systematically transfer money from the Fixed
  Account to any investment division(s). When you elect Allocator, you must have enough cash value in the Fixed Account to enable the election to be in effect for three months. The election can be to transfer each month:


 . A specific amount, until the cash value in the Fixed Account is exhausted,

 . A specific amount for a specific number of months, or

 . Amounts in equal installments until the total amount you have requested has been transferred.


  Thesetransfer privileges allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss in declining markets. Because the Allocator involves continuous investment in securities regardless of the price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.



.. INDEX SELECTOR: Allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations. Based on your selection, 100% of your cash value will be allocated among the Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, MetLife Stock Index, Russell 2000 Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Account. Each quarter we will redistribute your cash value in the Fixed Account and investment divisions in order to maintain the original allocations.



  Wewill implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. Before electing this strategy, you should consider the fact that investment returns using this strategy may be more volatile than the other strategies.



  Ifyou request a transfer after you have elected the Index Selector strategy, we will process the transfer but on the next quarterly rebalancing date, we will redistribute your cash value in order to maintain the original allocations of the asset allocation model you chose. HOWEVER, if you change your allocation of net premiums, the Index Selector strategy will be terminated, including the rebalancing feature.


  Youcan terminate your participation in the Index Selector strategy at any time. We reserve the right to modify or terminate the Index Selector strategy or any other automated investment strategy, for any reason, including, without limitation, a change in regulatory requirements applicable to such programs.

TRANSFERS YOU CAN MAKE BY TELEPHONE


Subject to our market timing procedures, we may, if permitted by state law, allow you to make transfer requests, changes to Automated Investment Strategies and changes to allocations of future net premiums by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures apply:


.. We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.


.. We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.


.. All telephone calls will be recorded.

.. You will receive a written confirmation of any transaction.

.. Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

.. You should contact our Designated Office with any questions regarding the procedures.

We do not currently offer Internet transfer capability, but may do so in the future. We will notify you if we begin to offer Internet transactions.


Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your sales representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.


BORROWING FROM YOUR POLICY

[SIDEBAR: You can borrow from us and use your Policy as security for the loan.]

The amount of each loan must be:

.. At least $500.

.. No more than the cash surrender value less two monthly deductions (unless your Policy provides for a different amount required by state law) when added to all other outstanding Policy loans.

As of your loan request's Date of Receipt, we will:

.. Remove an amount equal to the loan first from your cash value in the Fixed
  Account. If an additional amount is required, we will remove it from the cash value in the investment divisions of the Separate Account in the same proportion as your cash value is then allocated.

.. Transfer such cash value to the Policy loan account, where it will be credited with interest at the rate of 4% per year. At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the investment divisions, according to the way that we allocate monthly deductions.

.. Charge you interest, which will accrue daily at a rate of 6% per year (which is the maximum rate we will ever charge). We will reduce this rate to 4.6% for Policy years 11 through 15, to 4.3% for Policy years 16 through 20 and to 4.0% after Policy year 20. Your interest payments are due at the end of each Policy year. If you don't pay the amount within 31 days after it is due, we will treat it as a new Policy loan.

Repaying your loans (plus accrued interest) is done by sending in payments at least equal to your voluntary planned periodic premium, or $50, if less. Any payments we receive while a loan (plus accrued interest) is outstanding, will be applied first to repaying the loan, and, if any amounts remain after repayment, they will be considered premium. Even though we will repay the loan with these payments, the resulting reduction in outstanding loans will have the same effect as premium payments for purpose of maintaining your guaranteed minimum death benefit. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that any new net premiums would be allocated. If a Policy loan is outstanding, it may be better to repay the loan than to pay premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Charges and Deductions You Pay".)

Before taking a Policy loan you should consider the following:

.. Interest payments on loans are generally not deductible for tax purposes.

.. Under certain situations, Policy loans could be considered taxable distributions.

.. If you surrender your Policy or if we terminate your Policy, or at the Final
  Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. Generally, there will be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. (See "Federal Tax Matters--Loans" below.) In addition, the amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.

.. A policy loan increases the chances of our terminating your policy due to insufficient cash value. Unless the guaranteed minimum death benefit is in effect, we will terminate your Policy with no value if: (A) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction and minus any surrender charges; and (B) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary.

.. Your Policy's insurance proceeds will be reduced by any unpaid loan (plus any accrued and unpaid interest).

.. The amount taken from your Policy's cash value, as a result of a loan does not participate in the investment experience of the investment divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if they are repaid.

POLICY TERMINATION AND REINSTATEMENT

TERMINATION

We will terminate your Policy without any cash surrender value if:

.. The cash surrender value is less than the monthly deduction;

.. No minimum guaranteed death benefit is in effect; and

.. We do not receive a sufficient premium payment within the 61-day grace period to cover two monthly deductions. We will mail you notice if any grace period starts. If the insured dies during the grace period, we will pay the insurance proceeds minus any overdue monthly deductions.

REINSTATEMENT

Upon your request, we will reinstate (put back in force) your Policy (without reinstating the guaranteed minimum death benefit or any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or any longer period provided by state law) after the end of the grace period and before the Final Date. You also must provide us:

.. A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).

.. Evidence of insurability that we find satisfactory.

.. An additional premium amount that the Policy prescribes for this purpose.

OPTIONAL BENEFITS YOU CAN ADD BY RIDER

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction. Some of these riders can be added only at the time you purchase your Policy. Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want. You should also consider:

.. That the premium requirements to maintain the guaranteed minimum death benefit may increase, which could affect your ability to maintain it.

.. That the addition of certain riders can restrict your ability to exercise certain rights under the Policy.

.. That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Policy terminates because of poor investment performance or any other reason, the riders generally will also terminate.

.. The tax consequences. You should also consult with your tax advisor before purchasing one of the riders.

Generally, we currently make the following benefits available by rider:

.. Disability Waiver of Premium Benefit. This rider is designed for owners who seek to build cash value or maintain the guaranteed minimum death benefit during a period of disability. In order to qualify for this rider, you must maintain a premium level equal to that required under the rider. Otherwise, the rider will operate like the Disability Waiver of Monthly Deduction benefit rider (described below), which in some cases could increase the cost of the rider. The selected premium level will not necessarily be sufficient to keep the Policy in force to the Final Date. Therefore, the Policy could terminate before the Final Date, although not while a guaranteed minimum death benefit is in effect. If your Policy was issued in New York and your Policy includes this rider, you may not add any other rider.

.. Disability Waiver of Monthly Deduction Benefit. This rider provides for the waiver of certain monthly deductions including cost of insurance and monthly policy expense charges, upon proof of disability. An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Policy's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.

.. Accidental Death Benefit. This rider provides additional death benefit coverage for an amount selected at issue upon proof of death of the insured if such death was caused by an accident.

.. Children's Term Insurance Benefit. This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.

.. Spouse Term Insurance Benefit. This rider provides term insurance in an amount selected at issue upon proof of death of the insured's spouse.

.. Accelerated Death Benefit. This rider provides for early payment of a portion of the face amount of insurance upon proof of terminal illness of the insured resulting in a life expectancy of 12 months or less.

.. Long Term Care Guaranteed Purchase Option. This rider gives the Policy owner the option to purchase long-term care insurance for the insured, at future specified Purchase Option Dates, without additional underwriting. The new long term care insurance policy will be offered by MetLife or by an affiliate designated by us on the Purchase Option Date, subject to rider specifications about plan benefits. This rider will be available only in states that have approved such long-term care insurance plans.

CHARGES AND DEDUCTIONS YOU PAY


The Policy charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.



Services and benefits we provide:



.. the death benefit, cash, and loan benefits under the Policy



.. investment options, including premium allocations



.. administration of elective options



.. the distribution of reports to policy owners



Costs and expenses we incur:



.. costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)



.. overhead and other expenses for providing services and benefits



.. sales and marketing expenses



.. other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees



Risks we assume:



.. that the cost of term insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate



.. that the charges of providing the services and benefits under the Policies exceed the charges we deduct

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies. We may also profit from all the charges combined, including the cost of term insurance charge and the mortality and expense risk charge.


The following sets forth additional information about the Policy charges.

[SIDE BAR: Carefully review the Fee Tables that set forth the charges that you pay under your Policy]

DEDUCTIONS FROM PREMIUMS

SALES CHARGE: We deduct a 2.25% sales charge from each premium primarily to help pay the cost of compensating sales representatives and other expenses of distributing the Policies.

CHARGE FOR AVERAGE EXPECTED STATE TAXES ATTRIBUTABLE TO PREMIUMS: We deduct 2.00% from each premium to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.

FEDERAL TAX CHARGE: We deduct 1.25% from each premium to reimburse us for the Federal income tax liability related to premiums.

TRANSFER CHARGE

We reserve the right to charge up to $25 per transfer among the investment divisions and to or from the Fixed Account, except for any transfers under the Automated Investment Strategies.

UNDERWRITING CHARGE

This charge applies only if you request an increase in your specified face amount. In that case, we charge $5 per month for the first twelve months after the month you increase your specified face amount.

CHARGES INCLUDED IN THE MONTHLY DEDUCTION

At issue, or within 30 days of any Policy anniversary, you can choose to have the monthly deduction taken from either: (a) the Fixed Account and each investment division in which you have cash value in the same proportion as your cash value is allocated among these options at the beginning of the policy month; or (b) if there is sufficient cash value, entirely from your Fixed Account. If no election is made or if amounts in the Fixed Account are insufficient, we will take the monthly deduction in accordance with (a). We deduct the monthly deductions as of each monthly anniversary beginning as of the Date of Policy.


COST OF TERM INSURANCE: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying your cost of term insurance rates by the term insurance amount.


 . The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return during the month; minus the cash value at the beginning month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit you choose. (Generally, the term insurance amount will be higher for Options B and CI).

 . The term insurance rate is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law), age and rate class. The rates will never exceed the guaranteed rates, which are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex, age and smoking status. As a general rule, the guaranteed rate increases each year you own your Policy, as the insured's age increases. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who purchased their policy at the same time and who is the same age, sex and rate class.

   . Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and, if the insured is 18 or older, we divide rate class by smoking status). The insured's rate class will affect your cost of term insurance. You can also have more than one rate class in effect, if the insured's rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.


   . The current cost of term insurance rate varies among otherwise identical insureds, depending on how long an insured's Policy has been in force. In the early Policy years, the rate in some cases will decrease from one year to the next. Nevertheless, if held for a long enough period of time, any Policy's current cost of term insurance rate will begin to increase from year to year as the insured's age increases.


  ADMINISTRATION CHARGE: We make this monthly charge primarily to compensate us for expenses we incur in the administration of the Policy, and also, in the first year, our underwriting and start-up expenses.

  In the first Policy year, the Administration charge is $20 per month for insureds age 25 and under, $30 per month for insureds age 26-40 and $35 per month for insureds age 41 and over. In the second and later Policy years, the Administration charge is $10 per month unless you pay the required Administrative Premium shown on page 3 of your Policy. If you pay these premiums, the monthly charge will be $5 for a specified face amount of $250,000 or more, $6 for a specified face amount between $100,000 and $249,999 and $7 for a specified face amount of less than $100,000.

  MORTALITY AND EXPENSE RISK CHARGE: We make this monthly charge primarily to compensate us for:

 . mortality risks that insureds may live for a shorter period than we expect;
   and

 . expense risks that our issuing and administrative expenses may be higher than we expect.

  The charge is made monthly, based on the cash value of the Policy in our Separate Account, at an annual rate of .90% for Policy years 1 through 10, .60% for Policy years 11 through 15 and .30% thereafter.

SURRENDER CHARGE

[SIDEBAR: Your Policy sets forth the maximum surrender charges to which your cash value could be subject.]
If, during the first fifteen Policy years, or during the first fifteen years following a specified face amount increase, you surrender your Policy, reduce the face amount, make a partial withdrawal, or your Policy terminates for insufficient cash surrender value, we will deduct a surrender charge from the cash value. The amount of your Policy's surrender charge that we will deduct at the time you reduce the specified face amount will be 50% of the portion of the surrender charge that we attribute to the decrease. For partial withdrawals of up to 10% of the Policy's cash surrender value at the date of the partial withdrawal

(aggregated for this purpose with all previous withdrawals during the same Policy year) no surrender charge is deducted. We make the surrender charge primarily to help pay the cost of compensating sales representatives and other expenses of distributing the Policies.

The method by which we calculate the surrender charges that apply under certain circumstances is complex, because they are based on several factors that are specific to your Policy. You can request a personalized illustration that will show you how this charge (along with other charges plus your loans and accrued interest) affect your cash surrender value.

In order to determine the Surrender Charge, we first determine the:

.. "SURRENDER CHARGE MEASURE" for the Policy's initial specified face amount, which is:

 . For the first Policy year the lesser of:

    (A) actual cumulative premiums paid; and

    (B) the Maximum Surrender Charge Premium.

 . For the second Policy year and later Policy years, the lesser of:

    (A) actual cumulative premiums paid within the first two Policy years; and

    (B) the Maximum Surrender Charge Premium.

.. "INCREASE SURRENDER CHARGE MEASURE" (I.E., THE SURRENDER CHARGE MEASURE FOR
  ANY INCREASE YOU HAVE MADE IN YOUR SPECIFIED FACE AMOUNT), WHICH IS:

 . For the first year following the increase, the lesser of:

     (A)the amount by which the actual cumulative premiums paid within twelve months following the date of the application for the specified face amount increase exceeds the sum of:

        (i)the Surrender Charge Measure for the first Policy year, plus

       (ii)the Increase Surrender Charge Measure for the first year following any prior increases; and

     (B)the Maximum Surrender Charge Premium at the time of the increase.

 . For the second year and later following the increase, the lesser of:

     (A)the amount by which actual cumulative premiums paid within twenty-four months following the date of the application for the specified face amount increase exceeds the sum of:

        (i)the Surrender Charge Measure for the second Policy year, plus

       (ii)the Increase Surrender Charge Measure for the second year following any prior increases; and

     (B)the Maximum Surrender Charge Premium for the second Policy year following the increase.

.. MAXIMUM SURRENDER CHARGE PREMIUM, which is the amount determined at issue
  (or, for a specified face amount increase, at the time of the increase) which will not exceed:

 . For the first Policy year, or the first year after the increase, 75% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue, or at the time of the increase, respectively; and

 . For the second Policy year and thereafter, or the second and later years after the increase, 100% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue or at the time of the increase.

.. FEDERAL GUIDELINE ANNUAL PREMIUM, which is the level annual amount of premium that you would need to pay through the Final Date of your Policy for the specified face amount of your Policy if we set your premiums both as to timing and amount, based on:

 . the 1980 Commissioners Standard Ordinary Mortality Tables;

 . net investment earnings at an annual effective rate of 4%; and

 . fees and charges as set forth in your Policy and Policy riders.

  This premium is based on the insured's age, sex, smoking status and rate class and is generally higher for older ages, for males, for smokers and for those in a higher rate class.

Using the above determinations, we will compute the full surrender charge by first locating the Policy year in the table below that contains the date as of which we are computing the charge. Then we multiply the indicated percentage by the then-applicable Surrender Charge Measure. This gives us the surrender charge for the initial specified face amount. We compute the surrender charge for each specified face amount increase that is then in effect by a similar method, except that we multiply the percentage for the actual year following the date of the increase by the Increase Surrender Charge Measure for that increase. By totaling the surrender charge we compute for the original specified face amount with any that we compute for each specified face amount increase, we arrive at the full surrender charge.

POLICY YEAR (OR ACTUAL
YEAR SINCE SPECIFIED FACE                                                             16 AND
AMOUNT INCREASE)           1   2  3   4   5   6*  7   8   9   10  11  12  13  14  15  LATER
--------------------------------------------------------------------------------------------
      % of Measure        100 100 90  80  70  60  54  48  42  36  30  24  18  12  6     0

*After the fifth year, the surrender charges will decrease each Policy month.

You may withdraw up to 10% of the Policy's Cash Surrender Value each year without paying a surrender charge. A withdrawal will exceed the 10% free withdrawal amount to the extent that it (together with any prior withdrawals in the same Policy year) is more than 10% of your Policy's cash surrender value on the date of the withdrawal. The amount deducted would be the same proportion of the full surrender charge as (a) the amount of the withdrawal that exceeds the 10% free withdrawal amount bears to (b) the Policy's total cash value.

[SIDEBAR: There is no surrender charge on partial withdrawals of up to 10% of the Policy's Cash Surrender Value each year.]

If you make a withdrawal of cash value or specified face amount decrease that causes us to deduct an amount of surrender charge, we will reduce the remaining surrender charge on the Policies' specified face amount by the amount deducted. If you previously increased your Policy's specified face amount, we make any such reductions first to any remaining surrender charge attributable to the most recent such increase(s) (in reverse chronological order) and then to those attributable to the original specified face amount.

We deduct any surrender charge that results from a partial withdrawal or specified face amount decrease from the same sources as we take the monthly deduction. If the cash value is insufficient, we reduce the amount we pay you. Because of the surrender charge, your Policy will probably not have any cash surrender value for at least the first Policy year unless you pay significantly more than the Minimum Initial Premium. Since the Surrender Charge Measure and Increase Surrender Charge Measure are capped at the end of the first two Policy years after issue, and after increase in specified face amount, respectively, you may be able to limit your surrender charges by limiting your premium payments to levels necessary to keep the Policy and the guaranteed minimum death benefit in effect.

CHARGES FOR OPTIONAL BENEFITS

We charge for the cost of any additional benefits you can add by rider as described in the rider form.

CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT AND THE PORTFOLIOS

CHARGES FOR INCOME TAXES: In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Policies' cash value. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.

PORTFOLIO EXPENSES: There are daily charges against each Portfolio's assets for investment advisory services and fund operating expenses. These are described under "Fee Tables--Annual Portfolio Operating Expenses" in this prospectus as well as in the Fund prospectuses attached to this prospectus.

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

FEDERAL TAX MATTERS


The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. Because individual circumstances vary, you should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


[SIDEBAR: You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy.]
INSURANCE PROCEEDS

.. Generally excludable from your beneficiary's gross income.

.. The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

.. Whether or not any federal estate tax is due is based on a number of factors, including the estate size.


.. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy issued on a standard risk basis to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. There is less guidance, however, with respect to Policies issued on a substandard risk basis, and it is not clear that such Policies basis, and it is not clear that such Policies will in all cases satisfy the applicable requirements to be treated as life insurance under section 7702 of the Internal Revenue Code.


CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution such as on the Final Date. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).

There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

SPLIT-DOLLAR INSURANCE PLANS


The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.


The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

LOANS

.. Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

.. If your Policy terminates (upon surrender, cancellation lapse, the Final Date or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, cancelled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.


.. The tax consequences of loans outstanding after the 15th Policy year are uncertain.


MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy, include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.


Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC.


If your Policy is considered a modified endowment contract:

.. The death benefit will still generally be income tax free to your beneficiary, as discussed above.

.. Amounts withdrawn or distributed before the insured's death, including
  (without limitation) loans, assignments and pledges, are (to the extent of any gains on your policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

.. You will generally owe an additional 10% tax penalty on the taxable portion of the amounts you received before age 59 1/2, except generally if you are disabled or the distribution is part of a series of substantially equal periodic payments.


.. If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.


INVESTOR CONTROL



In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.



ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.



The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.



WITHHOLDING



To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.



LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO



In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.



LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS



Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance Policy purchase.



BUSINESS USES OF POLICY



Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.


CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

.. Possible taxation of cash value transfers.

.. Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

.. Possible limits on the number of investment funds available or the frequency of transfers among them.

.. Possible changes in the tax treatment of Policy benefits and rights.

FOREIGN TAX CREDITS

To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

RIGHTS WE RESERVE

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:

.. Operating the Separate Account in any other form that is permitted by applicable law.

.. Changes to obtain or continue exemptions from the 1940 Act.

.. Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.

.. Substituting Fund shares in an investment division for shares of another portfolio of a Fund or another fund or investment permitted by law.

.. Changing the way we assess charges without exceeding the aggregate amount of the Policy's guaranteed maximum charges.

.. Making any necessary technical changes to the Policy to conform it to the changes we have made.

OTHER POLICY PROVISIONS
[SIDEBAR: Carefully review your Policy which contains a full discussion of all its provisions.]

You should read your Policy for a full discussion of its provisions. The following is a brief discussion of some of the provisions that you should consider:

"FREE LOOK" PERIOD TO CANCEL YOUR POLICY

You can return the Policy during this period. The period is the later of:

.. 10 days after you receive the Policy (unless state law requires your Policy to specify a longer specified period); and

.. 45 days after the completed application is signed (in the case of tele-underwritten policies, 45 days after the preliminary application is signed).

If you return your Policy, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.


FOR POLICIES ISSUED IN CALIFORNIA. You may cancel the Policy within 10 days after you receive it and we will refund the Policy's cash value. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it and we will generally refund the premiums you paid, if you elected on the Policy application to allocate 100% of your net premiums to the Fixed Account. If, on the other hand, you elected to allocate your net premiums to the investment divisions, we will refund the Policy's cash value.


SUICIDE

If the insured commits suicide within the first two Policy years (or any different period provided by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.

ASSIGNMENT AND CHANGE IN OWNERSHIP

You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.

PAYMENT AND DEFERMENT

[SIDEBAR: Under certain situations, we may defer payments.]

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:

.. The New York Stock Exchange has an unscheduled closing.

.. There is an emergency so that we could not reasonably determine the investment experience of a Policy.

.. The Securities and Exchange Commission by order permits us to do so for the protection of Policy owners (provided that the delay is permitted under New York State insurance law and regulations).

.. With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.

.. We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

DIVIDENDS

The Policy is "nonparticipating," which means it is not eligible for dividends from us and does not share in any distributions of our surplus.

EXCHANGE PRIVILEGE

If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. There is currently no charge on transfers. Even if we do have a transfer charge in the future, such charge will never be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, however, we implement this by permitting you, without charge, to exchange your Policy (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

SALES AND ADMINISTRATION OF THE POLICIES

[SIDEBAR: We perform the sales and administrative services for the Policies.]

We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc.

DISTRIBUTING THE POLICIES

We sell the Policies through licensed life insurance sales representatives:


.. Registered through us or through a selling firm wholly owned by us; or



.. Registered through other selling firms

COMMISSIONS AND OTHER COMPENSATION


We pay commissions and other compensation to sales representatives registered through us or to the selling firm through which they are registered, for the sale of our products. The commissions and other payments described below do not result in a charge against the Policy in addition to the charges already described elsewhere in this prospectus. We may require all or part of the commissions to be returned to us if you do not continue your Policy for at least one year.



COMMISSIONS TO METLIFE SALES REPRESENTATIVES



MetLife sales representatives are sales representatives registered through us or through MetLife Securities, Inc., a wholly owned selling firm. MetLife sales representatives may be career sales representatives who are employees of MetLife or brokers who are not employees of MetLife. We pay MetLife sales representatives commissions based on the sale of the Policy. The maximum commissions are:


..  First Policy Year:

    (1)50% of the lesser of:

       (A)Actual premiums received during the first Policy year;
       (B)The annualized modal premium;
       (C)The annual premium necessary to keep the longest duration of the guaranteed minimum death benefit effective for a like Policy with Option A and the preferred nonsmoking rating class for standard risks (or the actual rating class for other risks) in place ("MCP"); or
       (D)$80.00 per $1,000 of specified face amount ("Company Cap Premium")

          plus

    (2)3% of premiums received in excess of the smaller of the MCP or the Company Cap Premium

..  Policy Years 2-4: 5% of premiums received in the Policy year.

.. Policy Years 5-10: A servicing fee of 2% of premiums received in the Policy year.

.. Policy years 11 and later: A servicing fee of 1% of premiums received in the Policy year.


PAYMENTS TO MANAGERS OF METLIFE SALES REPRESENTATIVES



We make payments for the sale of the Policy to the field managers of a MetLife sales representative. Payments to the field managers vary and depend on many factors including the commissions paid to the MetLife sales representative who sold the Policy, the commissions paid to other MetLife sales representatives the field manager supervises and the amount of proprietary and non-proprietary products sold by the MetLife sales representatives that the field managers supervise.





CASH AND NON-CASH COMPENSATION





Our sales representatives and their managers (and the sales representatives and managers of our affiliates) may be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by MetLife and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their employment or agent status with us and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the manager supervises. For some of our affiliates, managers may pay a portion of their compensation to their sales representatives.



Sales representatives and their managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



In addition to the payments listed above, MetLife makes certain payments to its business unit or the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Policy is sold. This amount is part of the total compensation paid for the sale of the Policy.



Receipt of the cash and non-cash compensation described above may provide sales representatives and their managers with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.



PAYMENTS TO SELLING FIRMS



We pay compensation for the sale of the Policies by affiliated and unaffiliated selling firms. The compensation paid to selling firms for the sale of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to the sales made through MetLife's sales representatives. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



One of our affiliated selling firms, MetLife Investors Distribution Company ("MLID"), enters into selling agreements with other unaffiliated selling firms for the sale of the Policies and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLID may pay additional compensation to certain of these selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.



The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


OTHER PAYMENTS


The American Funds Global Small Capitalization Portfolio, the American Funds Growth Portfolio and the American Funds Growth-Income Portfolio make payments to MetLife under their distribution plans in consideration of services provided and expenses incurred by MetLife in distributing their shares. These payments currently equal 0.25% of the Separate Account assets invested in the particular Portfolio. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.




MetLife pays American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing the Portfolios' shares in connection with the Policies.


The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.


LEGAL PROCEEDINGS


MetLife, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, MetLife does not believe that, as of the date of this prospectus, any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife to act as principal underwriter or to meet its obligations under the Policies.


RESTRICTIONS ON FINANCIAL TRANSACTIONS


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


EXPERTS


The financial statements of Metropolitan Life Separate Account UL included in this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


Marian Zeldin, FSA, MAAA, Vice-President and Actuary of MetLife has examined actuarial matters included in the registration statement, as stated in her opinion filed as an exhibit to the registration statement.

ILLUSTRATION OF POLICY BENEFITS

[SIDEBAR: Personalized illustrations can help you understand how your Policy values can vary.]
In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the specified face amount, death benefit option, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have included an example of such an illustration as Appendix A to this prospectus.

FINANCIAL STATEMENTS

The financial statements of the Separate Account are attached to this prospectus. You can find the financial statements of MetLife in the Statement of Additional Information referred to on the page following Appendix A. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

GLOSSARY

AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

DATE OF RECEIPT. The Date of Receipt is the day your requests, instructions and notifications are received in our Designated Office.

LOAN ACCOUNT. The account to which cash value from the Separate Account or the Fixed Account is transferred when you take a Policy loan.

PREMIUMS. Premiums include all payments you make under your Policy, whether a planned periodic premium payment or an unscheduled premium payment.

RIDER. A rider is an optional, additional benefit or increase in coverage that you can add to your Policy.

SPECIFIED FACE AMOUNT. The specified face amount is the base amount of insurance coverage under your Policy.


TERM INSURANCE AMOUNT.   The term insurance amount is the difference between
the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.


YOU.  "You" refers to the Policy Owner.

                                  APPENDIX A
               ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND
                             CASH SURRENDER VALUES

The tables in this Appendix A illustrate the way the Policies work based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a specified face amount of $100,000 for a male aged 40. The insured is assumed to be in the nonsmoker preferred class. The tables assume no rider benefits and assume you made no allocations to the Fixed Account. Values are first given based on current cost of term insurance and other Policy charges and then based on the guaranteed maximums for such charges. The illustrations show the Option A death benefit.

Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period,
(ii) premiums were paid in other amounts or at other than annual intervals, or
(iii) cash values were allocated differently among individual investment divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued in situations where distinctions between male and female insureds are not permitted. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.


The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) monthly deductions of charges for administration, for the cost of term insurance, and for mortality and expense risks. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 15 Policy years. (See "Charges and Deductions You Pay.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .77% of the average daily net assets of the Portfolios. This average does not reflect expense reimbursements and subsidies by the investment advisers of certain Portfolios. (See "Annual Portfolio Operating Expenses.")



The gross rates of return used in the illustration do not reflect the deductions of the charges and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment return at constant annual rates of -0.76%, 5.19% and 9.16%, respectively.


If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium schedule you request. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables below. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 40
                            $816 ANNUAL PREMIUM FOR
                     NONSMOKER PREFERRED UNDERWRITING RISK
                        $100,000 SPECIFIED FACE AMOUNT
                            OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                         DEATH BENEFIT         CASH SURRENDER VALUE         CASH VALUE
                     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                          GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL
                       RATE OF RETURN OF         RATE OF RETURN OF       RATE OF RETURN OF
                   -------------------------- ----------------------- -----------------------
END OF POLICY YEAR    0%       6%      10%      0%     6%      10%      0%     6%      10%
------------------ -------- -------- -------- ------ ------- -------- ------ ------- --------
         1         $100,000 $100,000 $100,000 $    0 $     0 $      0 $  171 $   198 $    216
         2          100,000  100,000  100,000      0       0        0    612     686      737
         3          100,000  100,000  100,000      0       0        0  1,030   1,178    1,284
         4          100,000  100,000  100,000    150     401      586  1,456   1,707    1,892
         5          100,000  100,000  100,000    788   1,173    1,466  1,930   2,316    2,608
         6          100,000  100,000  100,000  1,396   1,949    2,381  2,375   2,928    3,361
         7          100,000  100,000  100,000  1,925   2,679    3,288  2,806   3,560    4,169
         8          100,000  100,000  100,000  2,437   3,427    4,252  3,221   4,211    5,035
         9          100,000  100,000  100,000  2,930   4,191    5,275  3,616   4,876    5,960
        10          100,000  100,000  100,000  3,404   4,970    6,362  3,992   5,558    6,949
        15          100,000  100,000  100,000  5,464   9,154   13,041  5,562   9,252   13,139
        20          100,000  100,000  100,000  6,614  13,566   22,340  6,614  13,566   22,340
        25          100,000  100,000  100,000  6,576  18,066   35,688  6,576  18,066   35,688
        30          100,000  100,000  100,000  5,423  22,901   55,976  5,423  22,901   55,976
        35          100,000  100,000  100,000  1,122  26,512   87,212  1,122  26,512   87,212
        40            *      100,000  143,665   *     28,027  136,823   *     28,027  136,823
        45                   100,000  222,019         23,108  211,446         23,108  211,446
        50                   100,000  338,455          1,910  322,338          1,910  322,338
        55                     *      490,908           *     490,908           *     490,908


*  Policy terminates unless greater premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT DIVISIONS SELECTED FOR THE POLICY. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATION CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                            $816 ANNUAL PREMIUM FOR
                     NONSMOKER PREFERRED UNDERWRITING RISK
                        $100,000 SPECIFIED FACE AMOUNT
                            OPTION A DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                         DEATH BENEFIT        CASH SURRENDER VALUE       CASH VALUE
                     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL
                          GROSS ANNUAL            GROSS ANNUAL          GROSS ANNUAL
                       RATE OF RETURN OF        RATE OF RETURN OF     RATE OF RETURN OF
                   -------------------------- --------------------- ---------------------
END OF POLICY YEAR    0%       6%      10%      0%     6%     10%     0%     6%     10%
------------------ -------- -------- -------- ------ ------ ------- ------ ------ -------
         1         $100,000 $100,000 $100,000 $    0 $    0 $     0 $  166 $  193 $   211
         2          100,000  100,000  100,000      0      0       0    598    671     721
         3          100,000  100,000  100,000      0      0       0  1,007  1,153   1,257
         4          100,000  100,000  100,000     83    329     510  1,389  1,635   1,816
         5          100,000  100,000  100,000    601    973   1,257  1,743  2,116   2,399
         6          100,000  100,000  100,000  1,088  1,613   2,026  2,067  2,593   3,006
         7          100,000  100,000  100,000  1,479  2,183   2,755  2,360  3,064   3,636
         8          100,000  100,000  100,000  1,838  2,744   3,507  2,621  3,528   4,291
         9          100,000  100,000  100,000  2,160  3,295   4,283  2,846  3,980   4,969
        10          100,000  100,000  100,000  2,446  3,831   5,082  3,034  4,419   5,669
        15          100,000  100,000  100,000  3,187  6,177   9,448  3,285  6,275   9,546
        20          100,000  100,000  100,000  1,738  6,769  13,688  1,738  6,769  13,688
        25                *  100,000  100,000      *  3,934  16,907      *  3,934  16,907
        30                         *  100,000             *  16,357             *  16,357
        35                            100,000                 4,599                 4,599
        40                                  *                     *                     *
        45
        50
        55


* Policy terminates unless greater premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT DIVISIONS SELECTED FOR THE POLICY. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATION CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may view the Statement of Additional Information by logging on to our website at www.metlife.com or you may obtain a copy of the Statement of Additional Information, without charge, by calling 800 MET 5000.


For current information about your Policy values, for transfers and premium reallocations, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our TeleService Center at 800 MET 5000.


You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting your sales representative or by calling our TeleService Center at 800-MET 5000.


This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site as www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.


MetLife was formed under the laws of New York State in 1868. MetLife Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and group customers. The MetLife companies serve approximately 13 million households in the United States and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies serve approximately 9 million customers through direct insurance operations in Argentina, Brazil, Chile, China, Hong Kong, India, Indonesia, Mexico, South Korea, Taiwan and Uruguay.


For more information about MetLife, please visit our website at www.metlife.com

FILE NO. 811-6025

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
Metropolitan Life Separate Account UL
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the Investment Divisions (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company ("Metropolitan Life") as of December 31, 2004 and the related statements of operations and the statements of changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions comprising the Separate Account of Metropolitan Life as of December 31, 2004, the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, FL

March 23, 2005

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                     STATE STREET RESEARCH STATE STREET RESEARCH STATE STREET RESEARCH
                                                       INVESTMENT TRUST         DIVERSIFIED        AGGRESSIVE GROWTH
                                                      INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                     --------------------- --------------------- ---------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (14,725,660 Shares; cost $437,735,084).............   $    399,801,661      $             --      $             --
State Street Research Diversified Portfolio
 (19,543,701 Shares; cost $314,850,469).............                 --           314,849,028                    --
State Street Research Aggressive Growth Portfolio
 (10,244,403 Shares; cost $240,259,945).............                 --                    --           207,756,483
MetLife Stock Index Portfolio
 (16,982,621 Shares; cost $513,726,527).............                 --                    --                    --
FI International Stock Portfolio
 (4,184,585 Shares; cost $46,020,677)...............                 --                    --                    --
FI Mid Cap Opportunities Portfolio
 (14,027,780 Shares; cost $259,097,978).............                 --                    --                    --
T. Rowe Price Small Cap Growth Portfolio
 (5,286,550 Shares; cost $63,671,025)...............                 --                    --                    --
Scudder Global Equity Portfolio
 (2,611,247 Shares; cost $29,759,419)...............                 --                    --                    --
Harris Oakmark Large Cap Value Portfolio
 (3,819,785 Shares; cost $42,764,231)...............                 --                    --                    --
Neuberger Berman Partners Mid Cap Value Portfolio
 (2,287,663 Shares; cost $34,696,023)...............                 --                    --                    --
T. Rowe Price Large Cap Growth Portfolio
 (2,865,182 Shares; cost $31,808,389)...............                 --                    --                    --
Lehman Brothers Aggregate Bond Index Portfolio
 (6,144,529 Shares; cost $65,884,403)...............                 --                    --                    --
Morgan Stanley EAFE Index Portfolio
 (2,795,997 Shares; cost $24,300,134)...............                 --                    --                    --
Russell 2000 Index Portfolio
 (2,646,884 Shares; cost $27,058,591)...............                 --                    --                    --
Met/Putnam Voyager Portfolio
 (2,204,746 Shares; cost $9,605,022)................                 --                    --                    --
State Street Research Aurora Portfolio
 (4,188,097 Shares; cost $58,904,132)...............                 --                    --                    --
MetLife Mid Cap Stock Index Portfolio
 (2,690,249 Shares; cost $28,264,724)...............                 --                    --                    --
Franklin Templeton Small Cap Growth Portfolio
 (437,468 Shares; cost $3,581,508)..................                 --                    --                    --
State Street Research Large Cap Value Portfolio
 (274,394 Shares; cost $2,937,412)..................                 --                    --                    --
Davis Venture Value Portfolio
 (1,111,359 Shares; cost $25,578,869)...............                 --                    --                    --
Loomis Sayles Small Cap Portfolio
 (29,039 Shares; cost $4,989,540)...................                 --                    --                    --
State Street Research Large Cap Growth Portfolio
 (316,810 Shares; cost $5,707,793)..................                 --                    --                    --
MFS Investors Trust Portfolio
 (369,455 Shares; cost $2,914,956)..................                 --                    --                    --
                                                       ----------------      ----------------      ----------------
Total Investments...................................        399,801,661           314,849,028           207,756,483
Cash and Accounts Receivable........................             14,852               327,701                    --
                                                       ----------------      ----------------      ----------------
Total Assets........................................        399,816,513           315,176,729           207,756,483
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                 --                    --                 7,121
                                                       ----------------      ----------------      ----------------
NET ASSETS..........................................   $    399,816,513      $    315,176,729      $    207,749,362
                                                       ================      ================      ================
Outstanding Units (In Thousands)....................             16,507                13,455                11,775
Unit Fair Values....................................   $11.71 to $36.38      $12.79 to $32.95      $13.23 to $18.89

                                                           METLIFE
                                                         STOCK INDEX
                                                     INVESTMENT DIVISION
                                                     -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (14,725,660 Shares; cost $437,735,084).............  $             --
State Street Research Diversified Portfolio
 (19,543,701 Shares; cost $314,850,469).............                --
State Street Research Aggressive Growth Portfolio
 (10,244,403 Shares; cost $240,259,945).............                --
MetLife Stock Index Portfolio
 (16,982,621 Shares; cost $513,726,527).............       548,029,171
FI International Stock Portfolio
 (4,184,585 Shares; cost $46,020,677)...............                --
FI Mid Cap Opportunities Portfolio
 (14,027,780 Shares; cost $259,097,978).............                --
T. Rowe Price Small Cap Growth Portfolio
 (5,286,550 Shares; cost $63,671,025)...............                --
Scudder Global Equity Portfolio
 (2,611,247 Shares; cost $29,759,419)...............                --
Harris Oakmark Large Cap Value Portfolio
 (3,819,785 Shares; cost $42,764,231)...............                --
Neuberger Berman Partners Mid Cap Value Portfolio
 (2,287,663 Shares; cost $34,696,023)...............                --
T. Rowe Price Large Cap Growth Portfolio
 (2,865,182 Shares; cost $31,808,389)...............                --
Lehman Brothers Aggregate Bond Index Portfolio
 (6,144,529 Shares; cost $65,884,403)...............                --
Morgan Stanley EAFE Index Portfolio
 (2,795,997 Shares; cost $24,300,134)...............                --
Russell 2000 Index Portfolio
 (2,646,884 Shares; cost $27,058,591)...............                --
Met/Putnam Voyager Portfolio
 (2,204,746 Shares; cost $9,605,022)................                --
State Street Research Aurora Portfolio
 (4,188,097 Shares; cost $58,904,132)...............                --
MetLife Mid Cap Stock Index Portfolio
 (2,690,249 Shares; cost $28,264,724)...............                --
Franklin Templeton Small Cap Growth Portfolio
 (437,468 Shares; cost $3,581,508)..................                --
State Street Research Large Cap Value Portfolio
 (274,394 Shares; cost $2,937,412)..................                --
Davis Venture Value Portfolio
 (1,111,359 Shares; cost $25,578,869)...............                --
Loomis Sayles Small Cap Portfolio
 (29,039 Shares; cost $4,989,540)...................                --
State Street Research Large Cap Growth Portfolio
 (316,810 Shares; cost $5,707,793)..................                --
MFS Investors Trust Portfolio
 (369,455 Shares; cost $2,914,956)..................                --
                                                      ----------------
Total Investments...................................       548,029,171
Cash and Accounts Receivable........................           146,607
                                                      ----------------
Total Assets........................................       548,175,778
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                --
                                                      ----------------
NET ASSETS..........................................  $    548,175,778
                                                      ================
Outstanding Units (In Thousands)....................            29,476
Unit Fair Values....................................  $10.59 to $32.05


                      See Notes to Financial Statements.

 FI INTERNATIONAL       FI MID CAP         T. ROWE PRICE          SCUDDER         HARRIS OAKMARK       NEUBERGER BERMAN
       STOCK           OPPORTUNITIES     SMALL CAP GROWTH      GLOBAL EQUITY      LARGE CAP VALUE   PARTNERS MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------

 $             --     $            --     $            --    $             --    $             --      $             --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

       48,122,736                  --                  --                  --                  --                    --

               --         229,213,934                  --                  --                  --                    --

               --                  --          72,032,359                  --                  --                    --

               --                  --                  --          34,181,219                  --                    --

               --                  --                  --                  --          51,070,525                    --

               --                  --                  --                  --                  --            47,285,989

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --
 ----------------     ---------------     ---------------    ----------------    ----------------      ----------------
       48,122,736         229,213,934          72,032,359          34,181,219          51,070,525            47,285,989
               --             112,274               1,675               1,258              62,627                    --
 ----------------     ---------------     ---------------    ----------------    ----------------      ----------------
       48,122,736         229,326,208          72,034,034          34,182,477          51,133,152            47,285,989
           47,812                  --                  --                  --                  --                70,728
 ----------------     ---------------     ---------------    ----------------    ----------------      ----------------
 $     48,074,924     $   229,326,208     $    72,034,034    $     34,182,477    $     51,133,152      $     47,215,261
 ================     ===============     ===============    ================    ================      ================
            3,241              14,284               5,186               2,201               3,767                 2,435
 $11.67 to $16.22     $6.66 to $18.87     $7.41 to $15.57    $15.04 to $16.76    $12.79 to $16.08      $16.88 to $23.70

   T. ROWE PRICE      LEHMAN BROTHERS
 LARGE CAP GROWTH   AGGREGATE BOND INDEX
INVESTMENT DIVISION INVESTMENT DIVISION
------------------- --------------------

  $            --     $             --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

       36,588,372                   --

               --           67,712,704

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --
  ---------------     ----------------
       36,588,372           67,712,704
                9                   --
  ---------------     ----------------
       36,588,381           67,712,704
               --                2,896
  ---------------     ----------------
  $    36,588,381     $     67,709,808
  ===============     ================
            3,297                4,813
  $8.97 to $13.33     $13.17 to $14.23

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                       MORGAN STANLEY          RUSSELL           MET/PUTNAM
                                                         EAFE INDEX          2000 INDEX            VOYAGER
                                                     INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- ------------------- -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (14,725,660 Shares; cost $437,735,084).............   $            --    $             --     $           --
State Street Research Diversified Portfolio
 (19,543,701 Shares; cost $314,850,469).............                --                  --                 --
State Street Research Aggressive Growth Portfolio
 (10,244,403 Shares; cost $240,259,945).............                --                  --                 --
MetLife Stock Index Portfolio
 (16,982,621 Shares; cost $513,726,527).............                --                  --                 --
FI International Stock Portfolio
 (4,184,585 Shares; cost $46,020,677)...............                --                  --                 --
FI Mid Cap Opportunities Portfolio
 (14,027,780 Shares; cost $259,097,978).............                --                  --                 --
T. Rowe Price Small Cap Growth Portfolio
 (5,286,550 Shares; cost $63,671,025)...............                --                  --                 --
Scudder Global Equity Portfolio
 (2,611,247 Shares; cost $29,759,419)...............                --                  --                 --
Harris Oakmark Large Cap Value Portfolio
 (3,819,785 Shares; cost $42,764,231)...............                --                  --                 --
Neuberger Berman Partners Mid Cap Value Portfolio
 (2,287,663 Shares; cost $34,696,023)...............                --                  --                 --
T. Rowe Price Large Cap Growth Portfolio
 (2,865,182 Shares; cost $31,808,389)...............                --                  --                 --
Lehman Brothers Aggregate Bond Index Portfolio
 (6,144,529 Shares; cost $65,884,403)...............                --                  --                 --
Morgan Stanley EAFE Index Portfolio
 (2,795,997 Shares; cost $24,300,134)...............        32,545,410                  --                 --
Russell 2000 Index Portfolio
 (2,646,884 Shares; cost $27,058,591)...............                --          37,082,843                 --
Met/Putnam Voyager Portfolio
 (2,204,746 Shares; cost $9,605,022)................                --                  --         10,450,498
State Street Research Aurora Portfolio
 (4,188,097 Shares; cost $58,904,132)...............                --                  --                 --
MetLife Mid Cap Stock Index Portfolio
 (2,690,249 Shares; cost $28,264,724)...............                --                  --                 --
Franklin Templeton Small Cap Growth Portfolio
 (437,468 Shares; cost $3,581,508)..................                --                  --                 --
State Street Research Large Cap Value Portfolio
 (274,394 Shares; cost $2,937,412)..................                --                  --                 --
Davis Venture Value Portfolio
 (1,111,359 Shares; cost $25,578,869)...............                --                  --                 --
Loomis Sayles Small Cap Portfolio
 (29,039 Shares; cost $4,989,540)...................                --                  --                 --
State Street Research Large Cap Growth Portfolio
 (316,810 Shares; cost $5,707,793)..................                --                  --                 --
MFS Investors Trust Portfolio
 (369,455 Shares; cost $2,914,956)..................                --                  --                 --
                                                       ---------------    ----------------     --------------
Total Investments...................................        32,545,410          37,082,843         10,450,498
Cash and Accounts Receivable........................             6,169               2,918              1,432
                                                       ---------------    ----------------     --------------
Total Assets........................................        32,551,579          37,085,761         10,451,930
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                --                  --                 --
                                                       ---------------    ----------------     --------------
NET ASSETS..........................................   $    32,551,579    $     37,085,761     $   10,451,930
                                                       ===============    ================     ==============
Outstanding Units (In Thousands)....................             3,015               2,381              2,202
Unit Fair Values....................................   $9.31 to $12.41    $12.55 to $17.19     $4.56 to $5.02

                                                     STATE STREET RESEARCH
                                                            AURORA
                                                      INVESTMENT DIVISION
                                                     ---------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (14,725,660 Shares; cost $437,735,084).............   $             --
State Street Research Diversified Portfolio
 (19,543,701 Shares; cost $314,850,469).............                 --
State Street Research Aggressive Growth Portfolio
 (10,244,403 Shares; cost $240,259,945).............                 --
MetLife Stock Index Portfolio
 (16,982,621 Shares; cost $513,726,527).............                 --
FI International Stock Portfolio
 (4,184,585 Shares; cost $46,020,677)...............                 --
FI Mid Cap Opportunities Portfolio
 (14,027,780 Shares; cost $259,097,978).............                 --
T. Rowe Price Small Cap Growth Portfolio
 (5,286,550 Shares; cost $63,671,025)...............                 --
Scudder Global Equity Portfolio
 (2,611,247 Shares; cost $29,759,419)...............                 --
Harris Oakmark Large Cap Value Portfolio
 (3,819,785 Shares; cost $42,764,231)...............                 --
Neuberger Berman Partners Mid Cap Value Portfolio
 (2,287,663 Shares; cost $34,696,023)...............                 --
T. Rowe Price Large Cap Growth Portfolio
 (2,865,182 Shares; cost $31,808,389)...............                 --
Lehman Brothers Aggregate Bond Index Portfolio
 (6,144,529 Shares; cost $65,884,403)...............                 --
Morgan Stanley EAFE Index Portfolio
 (2,795,997 Shares; cost $24,300,134)...............                 --
Russell 2000 Index Portfolio
 (2,646,884 Shares; cost $27,058,591)...............                 --
Met/Putnam Voyager Portfolio
 (2,204,746 Shares; cost $9,605,022)................                 --
State Street Research Aurora Portfolio
 (4,188,097 Shares; cost $58,904,132)...............         80,285,815
MetLife Mid Cap Stock Index Portfolio
 (2,690,249 Shares; cost $28,264,724)...............                 --
Franklin Templeton Small Cap Growth Portfolio
 (437,468 Shares; cost $3,581,508)..................                 --
State Street Research Large Cap Value Portfolio
 (274,394 Shares; cost $2,937,412)..................                 --
Davis Venture Value Portfolio
 (1,111,359 Shares; cost $25,578,869)...............                 --
Loomis Sayles Small Cap Portfolio
 (29,039 Shares; cost $4,989,540)...................                 --
State Street Research Large Cap Growth Portfolio
 (316,810 Shares; cost $5,707,793)..................                 --
MFS Investors Trust Portfolio
 (369,455 Shares; cost $2,914,956)..................                 --
                                                       ----------------
Total Investments...................................         80,285,815
Cash and Accounts Receivable........................             55,824
                                                       ----------------
Total Assets........................................         80,341,639
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                 --
                                                       ----------------
NET ASSETS..........................................   $     80,341,639
                                                       ================
Outstanding Units (In Thousands)....................              4,164
Unit Fair Values....................................   $17.84 to $19.48

                      See Notes to Financial Statements.

      METLIFE         FRANKLIN TEMPLETON    STATE STREET RESEARCH          DAVIS             LOOMIS SAYLES
MID CAP STOCK INDEX    SMALL CAP GROWTH        LARGE CAP VALUE         VENTURE VALUE           SMALL CAP
INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------   ---------------------   -------------------   -------------------
    $          --      $             --       $             --       $             --      $              --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
       36,883,308                    --                     --                     --                     --
               --             4,527,791                     --                     --                     --
               --                    --              3,320,165                     --                     --
               --                    --                     --             31,373,675                     --
               --                    --                     --                     --              6,406,202
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
 ----------------      ----------------       ----------------       ----------------      -----------------
       36,883,308             4,527,791              3,320,165             31,373,675              6,406,202
            2,076                    --                    728                    662                    273
 ----------------      ----------------       ----------------       ----------------      -----------------
       36,885,384             4,527,791              3,320,893             31,374,337              6,406,475
               --                   359                     --                     --                     --
 ----------------      ----------------       ----------------       ----------------      -----------------
  $    36,885,384      $      4,527,432       $      3,320,893       $     31,374,337      $       6,406,475
 ================      ================       ================       ================      =================
            2,658                   440                    271                  1,366                     38
 $12.82 to $14.07      $10.01 to $10.35       $12.02 to $12.31       $11.00 to $31.91      $10.79 to $238.98

STATE STREET RESEARCH           MFS
  LARGE CAP GROWTH        INVESTORS TRUST
 INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------   -------------------
   $            --        $           --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
         6,453,416                    --
                --             3,384,211
   ---------------        --------------
         6,453,416             3,384,211
             4,108                 2,780
   ---------------        --------------
         6,457,524             3,386,991
                --                    --
   ---------------        --------------
   $     6,457,524        $    3,386,991
   ===============        ==============
               851                   367
   $7.44 to $11.17        $8.87 to $9.28

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                                               STATE STREET
                                                                                 RESEARCH        FI VALUE       HARRIS OAKMARK
                                                                               BOND INCOME       LEADERS        FOCUSED VALUE
                                                                                INVESTMENT      INVESTMENT        INVESTMENT
                                                                                 DIVISION        DIVISION          DIVISION
                                                                             ---------------- --------------- ------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
State Street Research Bond Income Portfolio
 (784,305 Shares; cost $85,142,822)......................................... $     89,191,094 $            -- $               --
FI Value Leaders Portfolio
 (6,744 Shares; cost $1,032,734)............................................               --       1,190,571                 --
Harris Oakmark Focused Value Portfolio
 (155,186 Shares; cost $30,169,634).........................................               --              --         37,845,315
Salomon Brothers Strategic Bond Opportunities Portfolio
 (670,446 Shares; cost $8,224,857)..........................................               --              --                 --
Salomon Brothers U.S. Government Portfolio
 (763,114 Shares; cost $9,381,744)..........................................               --              --                 --
State Street Research Money Market Portfolio
 (291,721 Shares; cost $29,172,133).........................................               --              --                 --
MFS Total Return Portfolio
 (5,184 Shares; cost $727,723)..............................................               --              --                 --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Growth Portfolio
 (213,086 Shares; cost $3,687,672)..........................................               --              --                 --
Janus Aspen Balanced Portfolio
 (9 Shares; cost $233)......................................................               --              --                 --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
Invesco VIF Equity-Income Portfolio
 (12,962 Shares; cost $227,049).............................................               --              --                 --
AIM Government Securities Portfolio
 (359 Shares; cost $4,330)..................................................               --              --                 --
AIM Real Estate Portfolio
 (68,810 Shares; cost $1,066,335)...........................................               --              --                 --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES FUNDS ("FRANKLIN FUND")
Franklin Templeton International Stock Portfolio
 (365,633 Shares; cost $4,233,003)..........................................               --              --                 --
ALLIANCE BERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
Alliance Growth & Income Portfolio
 (133,913 Shares; cost $2,564,063)..........................................               --              --                 --
Alliance Technology Portfolio
 (1,368 Shares; cost $16,490)...............................................               --              --                 --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (30,902 Shares; cost $658,123).............................................               --              --                 --
Fidelity VIP Asset Manager Growth Portfolio
 (55,996 Shares; cost $649,287).............................................               --              --                 --
Fidelity VIP Growth Portfolio
 (11,704 Shares; cost $333,908).............................................               --              --                 --
Fidelity VIP Investment Grade Bond Portfolio
 (995 Shares; cost $13,106).................................................               --              --                 --
Fidelity Equity-Income Portfolio
 (0 Shares; cost $0)........................................................               --              --                 --
                                                                             ---------------- --------------- ------------------
Total Investments...........................................................       89,191,094       1,190,571         37,845,315
Cash and Accounts Receivable................................................               --              --                 --
                                                                             ---------------- --------------- ------------------
Total Assets................................................................       89,191,094       1,190,571         37,845,315
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................           17,011              14                582
                                                                             ---------------- --------------- ------------------
NET ASSETS.................................................................. $     89,174,083 $     1,190,557 $       37,844,733
                                                                             ================ =============== ==================
Outstanding Units (In Thousands)............................................            4,716             101                154
Unit Fair Values............................................................ $13.46 to $28.07 $9.52 to $12.01 $239.40 to $247.40

                                                                             SALOMON BROTHERS
                                                                              STRATEGIC BOND
                                                                              OPPORTUNITIES
                                                                                INVESTMENT
                                                                                 DIVISION
                                                                             ----------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
State Street Research Bond Income Portfolio
 (784,305 Shares; cost $85,142,822)......................................... $             --
FI Value Leaders Portfolio
 (6,744 Shares; cost $1,032,734)............................................               --
Harris Oakmark Focused Value Portfolio
 (155,186 Shares; cost $30,169,634).........................................               --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (670,446 Shares; cost $8,224,857)..........................................        8,742,620
Salomon Brothers U.S. Government Portfolio
 (763,114 Shares; cost $9,381,744)..........................................               --
State Street Research Money Market Portfolio
 (291,721 Shares; cost $29,172,133).........................................               --
MFS Total Return Portfolio
 (5,184 Shares; cost $727,723)..............................................               --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Growth Portfolio
 (213,086 Shares; cost $3,687,672)..........................................               --
Janus Aspen Balanced Portfolio
 (9 Shares; cost $233)......................................................               --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
Invesco VIF Equity-Income Portfolio
 (12,962 Shares; cost $227,049).............................................               --
AIM Government Securities Portfolio
 (359 Shares; cost $4,330)..................................................               --
AIM Real Estate Portfolio
 (68,810 Shares; cost $1,066,335)...........................................               --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES FUNDS ("FRANKLIN FUND")
Franklin Templeton International Stock Portfolio
 (365,633 Shares; cost $4,233,003)..........................................               --
ALLIANCE BERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
Alliance Growth & Income Portfolio
 (133,913 Shares; cost $2,564,063)..........................................               --
Alliance Technology Portfolio
 (1,368 Shares; cost $16,490)...............................................               --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (30,902 Shares; cost $658,123).............................................               --
Fidelity VIP Asset Manager Growth Portfolio
 (55,996 Shares; cost $649,287).............................................               --
Fidelity VIP Growth Portfolio
 (11,704 Shares; cost $333,908).............................................               --
Fidelity VIP Investment Grade Bond Portfolio
 (995 Shares; cost $13,106).................................................               --
Fidelity Equity-Income Portfolio
 (0 Shares; cost $0)........................................................               --
                                                                             ----------------
Total Investments...........................................................        8,742,620
Cash and Accounts Receivable................................................               --
                                                                             ----------------
Total Assets................................................................        8,742,620
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................               73
                                                                             ----------------
NET ASSETS.................................................................. $      8,742,547
                                                                             ================
Outstanding Units (In Thousands)............................................              596
Unit Fair Values............................................................ $14.29 to $14.77

                      See Notes to Financial Statements.

SALOMON BROTHERS STATE STREET RESEARCH       MFS        JANUS ASPEN JANUS ASPEN  INVESCO VIF           AIM
U.S. GOVERNMENT      MONEY MARKET        TOTAL RETURN     GROWTH     BALANCED   EQUITY-INCOME GOVERNMENT SECURITIES
   INVESTMENT         INVESTMENT          INVESTMENT    INVESTMENT  INVESTMENT   INVESTMENT        INVESTMENT
    DIVISION           DIVISION            DIVISION      DIVISION    DIVISION     DIVISION          DIVISION
    --------     --------------------- ---------------- ----------- ----------- ------------- ---------------------
   $          --   $             --    $             -- $       --   $     --     $     --          $     --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
       9,477,878                 --                  --         --         --           --                --
              --         29,172,133                  --         --         --           --                --
              --                 --             766,915         --         --           --                --
              --                 --                  --  4,276,635         --           --                --
              --                 --                  --         --        237           --                --
              --                 --                  --         --         --      239,919                --
              --                 --                  --         --         --           --             4,310
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
----------------   ----------------    ---------------- ----------   --------     --------          --------
       9,477,878         29,172,133             766,915  4,276,635        237      239,919             4,310
             260                 --                  12         --         --           --                --
----------------   ----------------    ---------------- ----------   --------     --------          --------
       9,478,138         29,172,133             766,927  4,276,635        237      239,919             4,310
              --             10,010                  --         --         --           --                --
----------------   ----------------    ---------------- ----------   --------     --------          --------
 $     9,478,138   $     29,162,123    $        766,927 $4,276,635   $    237     $239,919          $  4,310
================   ================    ================ ==========   ========     ========          ========
             705              1,880                  70        509    0.02184           24           0.42005
$13.08 to $13.52   $15.36 to $15.93    $10.97 to $11.04 $     8.39   $  10.85     $  10.15          $  10.26

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                                                 AIM     FRANKLIN TEMPLETON     ALLIANCE
                                                                             REAL ESTATE INTERNATIONAL STOCK GROWTH & INCOME
                                                                             INVESTMENT      INVESTMENT        INVESTMENT
                                                                              DIVISION        DIVISION          DIVISION
                                                                             ----------- ------------------- ---------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
State Street Research Bond Income Portfolio
 (784,305 Shares; cost $85,142,822)......................................... $       --      $       --        $       --
FI Value Leaders Portfolio
 (6,744 Shares; cost $1,032,734)............................................         --              --                --
Harris Oakmark Focused Value Portfolio
 (155,186 Shares; cost $30,169,634).........................................         --              --                --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (670,446 Shares; cost $8,224,857)..........................................         --              --                --
Salomon Brothers U.S. Government Portfolio
 (763,114 Shares; cost $9,381,744)..........................................         --              --                --
State Street Research Money Market Portfolio
 (291,721 Shares; cost $29,172,133).........................................         --              --                --
MFS Total Return Portfolio
 (5,184 Shares; cost $727,723)..............................................         --              --                --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Growth Portfolio
 (213,086 Shares; cost $3,687,672)..........................................         --              --                --
Janus Aspen Balanced Portfolio
 (9 Shares; cost $233)......................................................         --              --                --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
Invesco VIF Equity-Income Portfolio
 (12,962 Shares; cost $227,049).............................................         --              --                --
AIM Government Securities Portfolio
 (359 Shares; cost $4,330)..................................................         --              --                --
AIM Real Estate Portfolio
 (68,810 Shares; cost $1,066,335)...........................................  1,316,326              --                --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES FUNDS ("FRANKLIN FUND")
Franklin Templeton International Stock Portfolio
 (365,633 Shares; cost $4,233,003)..........................................         --       5,312,654                --
ALLIANCE BERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
Alliance Growth & Income Portfolio
 (133,913 Shares; cost $2,564,063)..........................................         --              --         3,196,500
Alliance Technology Portfolio
 (1,368 Shares; cost $16,490)...............................................         --              --                --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (30,902 Shares; cost $658,123).............................................         --              --                --
Fidelity VIP Asset Manager Growth Portfolio
 (55,996 Shares; cost $649,287).............................................         --              --                --
Fidelity VIP Growth Portfolio
 (11,704 Shares; cost $333,908).............................................         --              --                --
Fidelity VIP Investment Grade Bond Portfolio
 (995 Shares; cost $13,106).................................................         --              --                --
Fidelity Equity-Income Portfolio
 (0 Shares; cost $0)........................................................         --              --                --
                                                                             ----------      ----------        ----------
Total Investments...........................................................  1,316,326       5,312,654         3,196,500
Cash and Accounts Receivable................................................         --              --             3,448
                                                                             ----------      ----------        ----------
Total Assets................................................................  1,316,326       5,312,654         3,199,948
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................      8,270          12,971                --
                                                                             ----------      ----------        ----------
NET ASSETS.................................................................. $1,308,056      $5,299,683        $3,199,948
                                                                             ==========      ==========        ==========
Outstanding Units (In Thousands)............................................         55             444               275
Unit Fair Values............................................................ $    23.91      $    11.92        $    11.65

                                                                              ALLIANCE
                                                                             TECHNOLOGY
                                                                             INVESTMENT
                                                                              DIVISION
                                                                             ----------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
State Street Research Bond Income Portfolio
 (784,305 Shares; cost $85,142,822).........................................  $    --
FI Value Leaders Portfolio
 (6,744 Shares; cost $1,032,734)............................................       --
Harris Oakmark Focused Value Portfolio
 (155,186 Shares; cost $30,169,634).........................................       --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (670,446 Shares; cost $8,224,857)..........................................       --
Salomon Brothers U.S. Government Portfolio
 (763,114 Shares; cost $9,381,744)..........................................       --
State Street Research Money Market Portfolio
 (291,721 Shares; cost $29,172,133).........................................       --
MFS Total Return Portfolio
 (5,184 Shares; cost $727,723)..............................................       --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Growth Portfolio
 (213,086 Shares; cost $3,687,672)..........................................       --
Janus Aspen Balanced Portfolio
 (9 Shares; cost $233)......................................................       --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
Invesco VIF Equity-Income Portfolio
 (12,962 Shares; cost $227,049).............................................       --
AIM Government Securities Portfolio
 (359 Shares; cost $4,330)..................................................       --
AIM Real Estate Portfolio
 (68,810 Shares; cost $1,066,335)...........................................       --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES FUNDS ("FRANKLIN FUND")
Franklin Templeton International Stock Portfolio
 (365,633 Shares; cost $4,233,003)..........................................       --
ALLIANCE BERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
Alliance Growth & Income Portfolio
 (133,913 Shares; cost $2,564,063)..........................................       --
Alliance Technology Portfolio
 (1,368 Shares; cost $16,490)...............................................   20,636
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (30,902 Shares; cost $658,123).............................................       --
Fidelity VIP Asset Manager Growth Portfolio
 (55,996 Shares; cost $649,287).............................................       --
Fidelity VIP Growth Portfolio
 (11,704 Shares; cost $333,908).............................................       --
Fidelity VIP Investment Grade Bond Portfolio
 (995 Shares; cost $13,106).................................................       --
Fidelity Equity-Income Portfolio
 (0 Shares; cost $0)........................................................       --
                                                                              -------
Total Investments...........................................................   20,636
Cash and Accounts Receivable................................................       --
                                                                              -------
Total Assets................................................................   20,636
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................       --
                                                                              -------
NET ASSETS..................................................................  $20,636
                                                                              =======
Outstanding Units (In Thousands)............................................        4
Unit Fair Values............................................................  $  4.77

                      See Notes to Financial Statements.

  FIDELITY        FIDELITY        FIDELITY        FIDELITY          FIDELITY
 CONTRAFUND ASSET MANAGER GROWTH   GROWTH   INVESTMENT GRADE BOND EQUITY-INCOME
 INVESTMENT      INVESTMENT      INVESTMENT      INVESTMENT        INVESTMENT
  DIVISION        DIVISION        DIVISION        DIVISION          DIVISION
 ---------- -------------------- ---------- --------------------- -------------
  $     --        $     --        $     --         $    --           $    --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
   814,270              --              --              --                --
        --         706,114              --              --                --
        --              --         370,320              --                --
        --              --              --          13,118                --
        --              --              --              --                --
  --------        --------        --------         -------           -------
   814,270         706,114         370,320          13,118                --
     4,622              --           1,041               3            10,110
  --------        --------        --------         -------           -------
   818,892         706,114         371,361          13,121            10,110
        --           1,737              --              --                --
  --------        --------        --------         -------           -------
  $818,892        $704,377        $371,361         $13,121           $10,110
  ========        ========        ========         =======           =======
        77              83              57               1                 1
  $  10.59        $   8.47        $   6.47         $ 10.43           $ 11.02

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                                           AMERICAN      AMERICAN FUNDS
                                                                         FUNDS GROWTH    GROWTH-INCOME
                                                                          INVESTMENT       INVESTMENT
                                                                           DIVISION         DIVISION
                                                                       ---------------- ----------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (891,607 Shares; cost $37,505,388)................................... $     45,561,100 $             --
American Funds Growth-Income Portfolio
 (946,994 Shares; cost $29,307,695)...................................               --       34,697,870
American Funds Global Small Capitalization Portfolio
 (736,057 Shares; cost $9,653,215)....................................               --               --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (858,035 Shares; cost $5,195,148)....................................               --               --
MFS Research International Portfolio
 (237,623 Shares; cost $2,418,363)....................................               --               --
PIMCO Total Return Portfolio
 (1,668,296 Shares; cost $19,227,119).................................               --               --
PIMCO PEA Innovation Portfolio
 (1,265,980 Shares; cost $5,437,670)..................................               --               --
Lord Abbett Bond Debenture Portfolio
 (1,200,373 Shares; cost $13,595,055).................................               --               --
Met/AIM Mid Cap Core Equity Portfolio
 (150,348 Shares; cost $1,889,765)....................................               --               --
Met/AIM Small Cap Growth Portfolio
 (89,047 Shares; cost $1,027,804).....................................               --               --
Harris Oakmark International Portfolio
 (275,999 Shares; cost $3,503,172)....................................               --               --
Janus Aggressive Growth Portfolio
 (739,664 Shares; cost $4,563,477)....................................               --               --
Lord Abbett Growth and Income Portfolio
 (1,665 Shares; cost $38,838).........................................               --               --
Neuberger Berman Real Estate Portfolio
 (157,549 Shares; cost $1,839,826)....................................               --               --
Lord Abbett Mid-Cap Value Portfolio
 (12 Shares; cost $236)...............................................               --               --
Third Avenue Small Cap Value Portfolio
 (307 Shares; cost $4,462)............................................               --               --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (680 Shares; cost $16,474)...........................................               --               --
Dreyfus Appreciation Portfolio
 (98 Shares; cost $3,245).............................................               --               --
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 (880 Shares; cost $13,907)...........................................               --               --
MASSACHUSETTS FINANCIAL SERVICES VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 (4,953 Shares; cost $47,814).........................................               --               --
WELLS FARGO VARIABLE TURST ("WELLS FARGO FUND")
Wells Fargo Large Company Growth Portfolio
 (488 Shares; cost $4,319)............................................               --               --
Wells Fargo Equity Income Porfolio
 (266 Shares; cost $4,338)............................................               --               --
                                                                       ---------------- ----------------
Total Investments.....................................................       45,561,100       34,697,870
Cash and Accounts Receivable..........................................           10,672            3,833
                                                                       ---------------- ----------------
Total Assets..........................................................       45,571,772       34,701,703
LIABILITIES
Due to/From Metropolitan Life Insurance Company.......................               --               --
                                                                       ---------------- ----------------
NET ASSETS............................................................ $     45,571,772 $     34,701,703
                                                                       ================ ================
Outstanding Units (In Thousands)......................................              657              811
Unit Fair Values...................................................... $67.49 to $69.75 $41.61 to $43.00

                                                                             AMERICAN FUNDS        T. ROWE PRICE
                                                                       GLOBAL SMALL CAPITALIZATION MID CAP GROWTH
                                                                               INVESTMENT            INVESTMENT
                                                                                DIVISION              DIVISION
                                                                       --------------------------- ---------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (891,607 Shares; cost $37,505,388)...................................      $             --       $            --
American Funds Growth-Income Portfolio
 (946,994 Shares; cost $29,307,695)...................................                    --                    --
American Funds Global Small Capitalization Portfolio
 (736,057 Shares; cost $9,653,215)....................................            12,527,695                    --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (858,035 Shares; cost $5,195,148)....................................                    --             6,478,155
MFS Research International Portfolio
 (237,623 Shares; cost $2,418,363)....................................                    --                    --
PIMCO Total Return Portfolio
 (1,668,296 Shares; cost $19,227,119).................................                    --                    --
PIMCO PEA Innovation Portfolio
 (1,265,980 Shares; cost $5,437,670)..................................                    --                    --
Lord Abbett Bond Debenture Portfolio
 (1,200,373 Shares; cost $13,595,055).................................                    --                    --
Met/AIM Mid Cap Core Equity Portfolio
 (150,348 Shares; cost $1,889,765)....................................                    --                    --
Met/AIM Small Cap Growth Portfolio
 (89,047 Shares; cost $1,027,804).....................................                    --                    --
Harris Oakmark International Portfolio
 (275,999 Shares; cost $3,503,172)....................................                    --                    --
Janus Aggressive Growth Portfolio
 (739,664 Shares; cost $4,563,477)....................................                    --                    --
Lord Abbett Growth and Income Portfolio
 (1,665 Shares; cost $38,838).........................................                    --                    --
Neuberger Berman Real Estate Portfolio
 (157,549 Shares; cost $1,839,826)....................................                    --                    --
Lord Abbett Mid-Cap Value Portfolio
 (12 Shares; cost $236)...............................................                    --                    --
Third Avenue Small Cap Value Portfolio
 (307 Shares; cost $4,462)............................................                    --                    --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (680 Shares; cost $16,474)...........................................                    --                    --
Dreyfus Appreciation Portfolio
 (98 Shares; cost $3,245).............................................                    --                    --
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 (880 Shares; cost $13,907)...........................................                    --                    --
MASSACHUSETTS FINANCIAL SERVICES VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 (4,953 Shares; cost $47,814).........................................                    --                    --
WELLS FARGO VARIABLE TURST ("WELLS FARGO FUND")
Wells Fargo Large Company Growth Portfolio
 (488 Shares; cost $4,319)............................................                    --                    --
Wells Fargo Equity Income Porfolio
 (266 Shares; cost $4,338)............................................                    --                    --
                                                                            ----------------       ---------------
Total Investments.....................................................            12,527,695             6,478,155
Cash and Accounts Receivable..........................................                   172                    --
                                                                            ----------------       ---------------
Total Assets..........................................................            12,527,867             6,478,155
LIABILITIES
Due to/From Metropolitan Life Insurance Company.......................                    --                 2,968
                                                                            ----------------       ---------------
NET ASSETS............................................................      $     12,527,867       $     6,475,187
                                                                            ================       ===============
Outstanding Units (In Thousands)......................................                   676                   856
Unit Fair Values......................................................      $18.04 to $18.64       $7.35 to $11.44

                      See Notes to Financial Statements.

                                                                                                MET/AIM
         MFS                PIMCO           PIMCO        LORD ABBETT          MET/AIM          SMALL CAP      HARRIS OAKMARK
RESEARCH INTERNATIONAL   TOTAL RETURN   PEA INNOVATION  BOND DEBENTURE  MID CAP CORE EQUITY      GROWTH       INTERNATIONAL
      INVESTMENT          INVESTMENT      INVESTMENT      INVESTMENT        INVESTMENT         INVESTMENT       INVESTMENT
       DIVISION            DIVISION        DIVISION        DIVISION          DIVISION           DIVISION         DIVISION
---------------------- ---------------- -------------- ---------------- ------------------- ---------------- ----------------
     $           --    $             -- $           -- $             --  $             --   $             -- $             --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
          2,784,944                  --             --               --                --                 --               --
                 --          19,018,570             --               --                --                 --               --
                 --                  --      5,848,830               --                --                 --               --
                 --                  --             --       15,160,712                --                 --               --
                 --                  --             --               --         2,124,415                 --               --
                 --                  --             --               --                --          1,143,357               --
                 --                  --             --               --                --                 --        3,963,347
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
  -----------------    ---------------- -------------- ----------------  ----------------   ---------------- ----------------
          2,784,944          19,018,570      5,848,830       15,160,712         2,124,415          1,143,357        3,963,347
                 --               1,289            330               --                --                  1               --
  -----------------    ---------------- -------------- ----------------  ----------------   ---------------- ----------------
          2,784,944          19,019,859      5,849,160       15,160,712         2,124,415          1,143,358        3,963,347
              4,112                  --             --           18,988                18                                 138
  -----------------    ---------------- -------------- ----------------  ----------------   ---------------- ----------------
   $      2,780,832    $     19,019,859 $    5,849,160 $     15,141,724  $      2,124,397   $      1,143,358 $      3,963,209
  =================    ================ ============== ================  ================   ================ ================
                235               1,483          1,273            1,015               172                101              289
  $11.51 to $511.90    $12.48 to $12.90 $4.47 to $4.62 $13.83 to $16.22  $12.14 to $12.43   $11.06 to $11.33 $13.45 to $13.77

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004



                                                                                         LORD ABBETT
                                                                             JANUS        GROWTH &   NEUBERGER BERMAN
                                                                       AGGRESSIVE GROWTH   INCOME      REAL ESTATE
                                                                          INVESTMENT     INVESTMENT     INVESTMENT
                                                                           DIVISION       DIVISION       DIVISION
                                                                       ----------------- ----------- ----------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (891,607 Shares; cost $37,505,388)...................................  $           --     $    --   $             --
American Funds Growth-Income Portfolio
 (946,994 Shares; cost $29,307,695)...................................              --          --                 --
American Funds Global Small Capitalization Portfolio
 (736,057 Shares; cost $9,653,215)....................................              --          --                 --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (858,035 Shares; cost $5,195,148)....................................              --          --                 --
MFS Research International Portfolio
 (237,623 Shares; cost $2,418,363)....................................              --          --                 --
PIMCO Total Return Portfolio
 (1,668,296 Shares; cost $19,227,119).................................              --          --                 --
PIMCO PEA Innovation Portfolio
 (1,265,980 Shares; cost $5,437,670)..................................              --          --                 --
Lord Abbett Bond Debenture Portfolio
 (1,200,373 Shares; cost $13,595,055).................................              --          --                 --
Met/AIM Mid Cap Core Equity Portfolio
 (150,348 Shares; cost $1,889,765)....................................              --          --                 --
Met/AIM Small Cap Growth Portfolio
 (89,047 Shares; cost $1,027,804).....................................              --          --                 --
Harris Oakmark International Portfolio
 (275,999 Shares; cost $3,503,172)....................................              --          --                 --
Janus Aggressive Growth Portfolio
 (739,664 Shares; cost $4,563,477)....................................       5,657,171          --                 --
Lord Abbett Growth and Income Portfolio
 (1,665 Shares; cost $38,838).........................................              --      45,684                 --
Neuberger Berman Real Estate Portfolio
 (157,549 Shares; cost $1,839,826)....................................              --          --          1,964,630
Lord Abbett Mid-Cap Value Portfolio
 (12 Shares; cost $236)...............................................              --          --                 --
Third Avenue Small Cap Value Portfolio
 (307 Shares; cost $4,462)............................................              --          --                 --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (680 Shares; cost $16,474)...........................................              --          --                 --
Dreyfus Appreciation Portfolio
 (98 Shares; cost $3,245).............................................              --          --                 --
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 (880 Shares; cost $13,907)...........................................              --          --                 --
MASSACHUSETTS FINANCIAL SERVICES VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 (4,953 Shares; cost $47,814).........................................              --          --                 --
WELLS FARGO VARIABLE TURST ("WELLS FARGO FUND")
Wells Fargo Large Company Growth Portfolio
 (488 Shares; cost $4,319)............................................              --          --                 --
Wells Fargo Equity Income Porfolio
 (266 Shares; cost $4,338)............................................              --          --                 --
                                                                        --------------     -------   ----------------
Total Investments.....................................................       5,657,171      45,684          1,964,630
Cash and Accounts Receivable..........................................             282       9,000                123
                                                                        --------------     -------   ----------------
Total Assets..........................................................       5,657,453      54,684          1,964,753
LIABILITIES
Due to/From Metropolitan Life Insurance Company.......................              --          --                 --
                                                                        --------------     -------   ----------------
NET ASSETS............................................................  $    5,657,453     $54,684   $      1,964,753
                                                                        ==============     =======   ================
Outstanding Units (In Thousands)......................................             742           6                152
Unit Fair Values......................................................  $6.61 to $7.68     $  9.15   $12.90 to $12.97

                                                                        LORD ABBETT
                                                                       MID-CAP VALUE
                                                                        INVESTMENT
                                                                         DIVISION
                                                                       -------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (891,607 Shares; cost $37,505,388)...................................   $     --
American Funds Growth-Income Portfolio
 (946,994 Shares; cost $29,307,695)...................................         --
American Funds Global Small Capitalization Portfolio
 (736,057 Shares; cost $9,653,215)....................................         --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (858,035 Shares; cost $5,195,148)....................................         --
MFS Research International Portfolio
 (237,623 Shares; cost $2,418,363)....................................         --
PIMCO Total Return Portfolio
 (1,668,296 Shares; cost $19,227,119).................................         --
PIMCO PEA Innovation Portfolio
 (1,265,980 Shares; cost $5,437,670)..................................         --
Lord Abbett Bond Debenture Portfolio
 (1,200,373 Shares; cost $13,595,055).................................         --
Met/AIM Mid Cap Core Equity Portfolio
 (150,348 Shares; cost $1,889,765)....................................         --
Met/AIM Small Cap Growth Portfolio
 (89,047 Shares; cost $1,027,804).....................................         --
Harris Oakmark International Portfolio
 (275,999 Shares; cost $3,503,172)....................................         --
Janus Aggressive Growth Portfolio
 (739,664 Shares; cost $4,563,477)....................................         --
Lord Abbett Growth and Income Portfolio
 (1,665 Shares; cost $38,838).........................................         --
Neuberger Berman Real Estate Portfolio
 (157,549 Shares; cost $1,839,826)....................................         --
Lord Abbett Mid-Cap Value Portfolio
 (12 Shares; cost $236)...............................................        246
Third Avenue Small Cap Value Portfolio
 (307 Shares; cost $4,462)............................................         --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (680 Shares; cost $16,474)...........................................         --
Dreyfus Appreciation Portfolio
 (98 Shares; cost $3,245).............................................         --
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 (880 Shares; cost $13,907)...........................................         --
MASSACHUSETTS FINANCIAL SERVICES VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 (4,953 Shares; cost $47,814).........................................         --
WELLS FARGO VARIABLE TURST ("WELLS FARGO FUND")
Wells Fargo Large Company Growth Portfolio
 (488 Shares; cost $4,319)............................................         --
Wells Fargo Equity Income Porfolio
 (266 Shares; cost $4,338)............................................         --
                                                                         --------
Total Investments.....................................................        246
Cash and Accounts Receivable..........................................         --
                                                                         --------
Total Assets..........................................................        246
LIABILITIES
Due to/From Metropolitan Life Insurance Company.......................         --
                                                                         --------
NET ASSETS............................................................   $    246
                                                                         ========
Outstanding Units (In Thousands)......................................    0.02095
Unit Fair Values......................................................   $  11.76

                      See Notes to Financial Statements.

                   DREYFUS                  GOLDMAN
 THIRD AVENUE   INTERNATIONAL   DREYFUS    SACHS MID      MFS         WELLS FARGO       WELLS FARGO
SMALL CAP VALUE     VALUE     APPRECIATION CAP VALUE  HIGH INCOME LARGE COMPANY GROWTH EQUITY INCOME
  INVESTMENT     INVESTMENT    INVESTMENT  INVESTMENT INVESTMENT       INVESTMENT       INVESTMENT
   DIVISION       DIVISION      DIVISION    DIVISION   DIVISION         DIVISION         DIVISION
   --------     ------------- ------------ ---------- ----------- -------------------- -------------
      $   --       $    --      $     --    $    --     $    --         $     --         $     --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
       4,407            --            --         --          --               --               --
          --        15,540            --         --          --               --               --
          --            --         3,462         --          --               --               --
          --            --            --     13,443          --               --               --
          --            --            --         --      50,966               --               --
          --            --            --         --          --            4,335               --
          --            --            --         --          --               --            4,341
   ---------       -------      --------    -------     -------         --------         --------
       4,407        15,540         3,462     13,443      50,966            4,335            4,341
          --            --            --         --          --               --               --
   ---------       -------      --------    -------     -------         --------         --------
       4,407        15,540         3,462     13,443      50,966            4,335            4,341
          --            --           125      1,167          --               --               --
   ---------       -------      --------    -------     -------         --------         --------
    $  4,407       $15,540      $  3,337    $12,276     $50,966         $  4,335         $  4,341
   =========       =======      ========    =======     =======         ========         ========
      0.3655             1       0.32426          1           5          0.41596          0.40184
   $   12.06       $ 11.60      $  10.29    $ 10.97     $ 10.84         $  10.42         $  10.80

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                           STATE STREET RESEARCH INVESTMENT TRUST     STATE STREET RESEARCH DIVERSIFIED
                                                     INVESTMENT DIVISION                     INVESTMENT DIVISION
                                           --------------------------------------  --------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002          2004         2003         2002
                                           ------------ ------------ ------------  ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends............................... $ 2,717,041  $ 2,669,960  $  1,708,899  $ 5,543,155  $ 9,831,564  $  5,726,999
Expenses:
  Mortality and expense charges...........   3,262,909    2,738,164     2,678,347    2,975,584    2,320,042     2,168,000
                                           -----------  -----------  ------------  -----------  -----------  ------------
Net investment (loss) income..............    (545,868)     (68,204)     (969,448)   2,567,571    7,511,522     3,558,999
                                           -----------  -----------  ------------  -----------  -----------  ------------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................    (689,999)  (6,958,914)   (6,132,437)    (558,940)  (2,593,687)   (1,810,936)
Change in unrealized appreciation
 (depreciation) of investments............  37,215,298   88,855,777   (90,883,953)  19,749,208   42,182,763   (41,694,719)
                                           -----------  -----------  ------------  -----------  -----------  ------------
Net realized and unrealized gains (losses)
 on investments...........................  36,525,299   81,896,863   (97,016,390)  19,190,268   39,589,076   (43,505,655)
                                           -----------  -----------  ------------  -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS............................... $35,979,431  $81,828,659  $(97,985,838) $21,757,839  $47,100,598  $(39,946,656)
                                           ===========  ===========  ============  ===========  ===========  ============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

STATE STREET RESEARCH AGGRESSIVE GROWTH           METLIFE STOCK INDEX                    FI INTERNATIONAL STOCK
          INVESTMENT DIVISION                     INVESTMENT DIVISION                     INVESTMENT DIVISION
--------------------------------------  ---------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED         ENDED        ENDED         ENDED         ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002          2004         2003          2002          2004         2003         2002
------------ ------------ ------------  ------------ ------------  ------------  ------------ ------------ ------------
$        --  $        --  $         --  $ 4,172,573  $  6,468,236  $  5,409,402   $  606,588  $   249,748  $   317,077
  1,651,256    1,367,678     1,263,240    3,998,379     3,080,678     2,704,257      370,691      304,442      298,333
-----------  -----------  ------------  -----------  ------------  ------------   ----------  -----------  -----------
 (1,651,256)  (1,367,678)   (1,263,240)     174,194     3,387,558     2,705,145      235,897      (54,694)      18,744
-----------  -----------  ------------  -----------  ------------  ------------   ----------  -----------  -----------
 (3,443,419)  (8,202,841)   (5,953,657)  (2,432,174)  (10,060,006)   (5,045,284)    (367,092)  (1,630,864)  (2,655,399)
 27,472,766   62,199,697   (44,703,891)  49,514,290   101,361,307   (82,559,071)   7,284,341   10,924,390   (4,418,288)
-----------  -----------  ------------  -----------  ------------  ------------   ----------  -----------  -----------
 24,029,347   53,996,856   (50,657,548)  47,082,116    91,301,301   (87,604,355)   6,917,249    9,293,526   (7,073,687)
-----------  -----------  ------------  -----------  ------------  ------------   ----------  -----------  -----------
$22,378,091  $52,629,178  $(51,920,788) $47,256,310  $ 94,688,859  $(84,899,210)  $7,153,146  $ 9,238,832  $(7,054,943)
===========  ===========  ============  ===========  ============  ============   ==========  ===========  ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                  FI MID CAP OPPORTUNITIES             T. ROWE PRICE SMALL CAP GROWTH
                                                   INVESTMENT DIVISION (C)                   INVESTMENT DIVISION
                                           --------------------------------------  --------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002          2004         2003         2002
                                           ------------ ------------ ------------  ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends............................... $ 1,090,068  $        --  $         --   $       --  $        --  $      2,327
Expenses:
  Mortality and expense charges...........   1,721,436    1,297,757     1,013,088      530,571      408,933       335,699
                                           -----------  -----------  ------------   ----------  -----------  ------------
Net investment (loss) income..............    (631,368)  (1,297,757)   (1,013,088)    (530,571)    (408,933)     (333,372)
                                           -----------  -----------  ------------   ----------  -----------  ------------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................    (717,628)  (1,145,184)   (5,163,698)     (69,548)    (326,259)     (347,510)
Change in unrealized appreciation
 (depreciation) of investments............  33,098,684   46,019,342   (34,449,605)   7,181,746   18,001,752   (12,608,286)
                                           -----------  -----------  ------------   ----------  -----------  ------------
Net realized and unrealized gains (losses)
 on investments...........................  32,381,056   44,874,158   (39,613,303)   7,112,198   17,675,493   (12,955,796)
                                           -----------  -----------  ------------   ----------  -----------  ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS............................... $31,749,688  $43,576,401  $(40,626,391)  $6,581,627  $17,266,560  $(13,289,168)
                                           ===========  ===========  ============   ==========  ===========  ============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

        SCUDDER GLOBAL EQUITY              HARRIS OAKMARK LARGE CAP VALUE     NEUBERGER BERMAN PARTNERS MID CAP VALUE
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED         ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004          2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------  ------------ ------------
 $  478,904  $   501,419  $   350,009   $  216,340   $       --  $   618,214   $1,060,839    $   78,805  $    49,885
    246,310      189,917      168,321      366,329      252,368      179,930      312,426       197,793      139,354
 ----------  -----------  -----------   ----------   ----------  -----------   ----------    ----------  -----------
    232,594      311,502      181,688     (149,989)    (252,368)     438,284      748,413      (118,988)     (89,469)
 ----------  -----------  -----------   ----------   ----------  -----------   ----------    ----------  -----------

   (301,695)  (1,005,776)    (466,029)     613,781       38,696      173,172      490,187        28,084      105,666
  4,666,310    7,242,152   (3,445,540)   4,130,792    6,986,213   (3,824,797)   6,555,902     7,656,793   (1,888,036)
 ----------  -----------  -----------   ----------   ----------  -----------   ----------    ----------  -----------
  4,364,615    6,236,376   (3,911,569)   4,744,573    7,024,909   (3,651,625)   7,046,089     7,684,877   (1,782,370)
 ----------  -----------  -----------   ----------   ----------  -----------   ----------    ----------  -----------
 $4,597,209  $ 6,547,878  $(3,729,881)  $4,594,584   $6,772,541  $(3,213,341)  $7,794,502    $7,565,889  $(1,871,839)
 ==========  ===========  ===========   ==========   ==========  ===========   ==========    ==========  ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                               T. ROWE PRICE LARGE CAP GROWTH      LEHMAN BROTHERS AGGREGATE BOND INDEX
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  --------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................  $   72,281   $   30,610  $    57,106   $1,838,871  $ 2,863,939   $1,283,105
Expenses:
  Mortality and expense charges...........     289,243      210,672      163,196      414,705      357,739      300,244
                                            ----------   ----------  -----------   ----------  -----------   ----------
Net investment (loss) income..............    (216,962)    (180,062)    (106,090)   1,424,166    2,506,200      982,861
                                            ----------   ----------  -----------   ----------  -----------   ----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     994,314     (489,389)    (317,124)     451,466    1,152,171      515,268
Change in unrealized appreciation
 (depreciation) of investments............   2,677,244    7,871,800   (5,333,848)     266,268   (2,185,014)   2,760,523
                                            ----------   ----------  -----------   ----------  -----------   ----------
Net realized and unrealized gains (losses)
 on investments...........................   3,671,558    7,382,411   (5,650,972)     717,734   (1,032,843)   3,275,791
                                            ----------   ----------  -----------   ----------  -----------   ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................  $3,454,596   $7,202,349  $(5,757,062)  $2,141,900  $ 1,473,357   $4,258,652
                                            ==========   ==========  ===========   ==========  ===========   ==========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

      MORGAN STANLEY EAFE INDEX                  RUSSELL 2000 INDEX                     MET/PUTNAM VOYAGER
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,   DECEMBER   DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002       31, 2004       2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $  202,506   $  280,223  $    59,278   $  141,315   $  134,309  $    74,869    $ 10,121    $       --  $        --
    230,962      158,241      123,406      255,946      163,522      104,600      79,068        58,697       39,278
 ----------   ----------  -----------   ----------   ----------  -----------    --------    ----------  -----------
    (28,456)     121,982      (64,128)    (114,631)     (29,213)     (29,731)    (68,947)      (58,697)     (39,278)
 ----------   ----------  -----------   ----------   ----------  -----------    --------    ----------  -----------
  1,189,725     (497,564)    (800,822)     973,061     (125,595)    (343,069)    (75,290)     (624,452)    (304,226)
  3,997,066    6,516,826   (1,274,363)   4,412,786    7,938,110   (2,545,881)    560,180     2,271,140   (1,227,374)
 ----------   ----------  -----------   ----------   ----------  -----------    --------    ----------  -----------
  5,186,791    6,019,262   (2,075,185)   5,385,847    7,812,515   (2,888,950)    484,890     1,646,688   (1,531,600)
 ----------   ----------  -----------   ----------   ----------  -----------    --------    ----------  -----------
 $5,158,335   $6,141,244  $(2,139,313)  $5,271,216   $7,783,302  $(2,918,681)   $415,943    $1,587,991  $(1,570,878)
 ==========   ==========  ===========   ==========   ==========  ===========    ========    ==========  ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                STATE STREET RESEARCH AURORA           METLIFE MID CAP STOCK INDEX
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends............................... $        --  $        --  $   127,494   $  237,989   $  100,611  $    42,658
Expenses:
  Mortality and expense charges...........     563,943      336,756      225,368      259,163      164,774       98,019
                                           -----------  -----------  -----------   ----------   ----------  -----------
Net investment (loss) income..............    (563,943)    (336,756)     (97,874)     (21,174)     (64,163)     (55,361)
                                           -----------  -----------  -----------   ----------   ----------  -----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     827,418      196,537       81,843      992,035       12,063      (23,095)
Change in unrealized appreciation
 (depreciation) of investments............   9,427,091   17,391,943   (6,958,922)   3,817,899    6,538,587   (2,089,536)
                                           -----------  -----------  -----------   ----------   ----------  -----------
Net realized and unrealized gains (losses)
 on investments...........................  10,254,509   17,588,480   (6,877,079)   4,809,934    6,550,650   (2,112,631)
                                           -----------  -----------  -----------   ----------   ----------  -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS............................... $ 9,690,566  $17,251,724  $(6,974,953)  $4,788,760   $6,486,487  $(2,167,992)
                                           ===========  ===========  ===========   ==========   ==========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

 FRANKLIN TEMPLETON SMALL CAP GROWTH    STATE STREET RESEARCH LARGE CAP VALUE            DAVIS VENTURE VALUE
         INVESTMENT DIVISION                     INVESTMENT DIVISION                     INVESTMENT DIVISION
-------------------------------------  ---------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003          2002          2004         2003         2002
------------ ------------ ------------ ------------ ------------ -------------- ------------ ------------ ------------
  $     --     $     --    $      --     $     --     $  8,880      $   869      $  151,001   $   69,175  $    91,596
    31,464       16,641        8,397       18,736        4,290          436         210,672      144,858       90,846
  --------     --------    ---------     --------     --------      -------      ----------   ----------  -----------
   (31,464)     (16,641)      (8,397)     (18,736)       4,590          433         (59,671)     (75,683)         750
  --------     --------    ---------     --------     --------      -------      ----------   ----------  -----------

    40,690      (19,016)     (42,766)     105,597       41,938       (3,284)        508,082     (213,900)    (188,804)
   404,946      796,643     (271,373)     229,787      156,144       (3,178)      2,678,225    5,610,390   (2,083,879)
  --------     --------    ---------     --------     --------      -------      ----------   ----------  -----------
   445,636      777,627     (314,139)     335,384      198,082       (6,462)      3,186,307    5,396,490   (2,272,683)
  --------     --------    ---------     --------     --------      -------      ----------   ----------  -----------
  $414,172     $760,986    $(322,536)    $316,648     $202,672      $(6,029)     $3,126,636   $5,320,807  $(2,271,933)
  ========     ========    =========     ========     ========      =======      ==========   ==========  ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                  LOOMIS SAYLES SMALL CAP         STATE STREET RESEARCH LARGE CAP GROWTH
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................   $     --    $       --   $   2,322     $     --    $    2,523  $        --
Expenses:
  Mortality and expense charges...........     44,015        28,298      18,464       30,183        26,251       13,698
                                             --------    ----------   ---------     --------    ----------  -----------
Net investment (loss) income..............    (44,015)      (28,298)    (16,142)     (30,183)      (23,728)     (13,698)
                                             --------    ----------   ---------     --------    ----------  -----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................    142,373       (88,636)   (106,829)     117,304       (63,998)     (57,097)
Change in unrealized appreciation
 (depreciation) of investments............    718,393     1,169,772    (414,868)     394,196     1,339,908     (983,355)
                                             --------    ----------   ---------     --------    ----------  -----------
Net realized and unrealized gains (losses)
 on investments...........................    860,766     1,081,136    (521,697)     511,500     1,275,910   (1,040,452)
                                             --------    ----------   ---------     --------    ----------  -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................   $816,751    $1,052,838   $(537,839)    $481,317    $1,252,182  $(1,054,150)
                                             ========    ==========   =========     ========    ==========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

         MFS INVESTORS TRUST                     MFS RESEARCH MANAGERS             STATE STREET RESEARCH BOND INCOME
         INVESTMENT DIVISION                      INVESTMENT DIVISION                     INVESTMENT DIVISION
-------------------------------------  ----------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD  FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED     JANUARY 1, 2004    ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31,  TO APRIL 30,   DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002          2004           2003         2002         2004         2003         2002
------------ ------------ ------------ --------------- ------------ ------------ ------------ ------------ ------------
  $  9,640     $  2,817    $   3,660      $  3,656       $  3,840     $    705   $ 5,389,446   $2,907,624   $4,937,322
    23,709       10,528        6,375         1,616          4,713        3,132       702,302      724,135      658,727
  --------     --------    ---------      --------       --------     --------   -----------   ----------   ----------
   (14,069)      (7,711)      (2,715)        2,040           (873)      (2,427)    4,687,144    2,183,489    4,278,595
  --------     --------    ---------      --------       --------     --------   -----------   ----------   ----------


    10,690       13,432      (71,866)       57,371         (4,462)     (30,794)    1,244,325      880,712     (378,655)
   322,040      221,187      (78,498)      (53,254)       112,414      (58,814)   (2,928,093)   1,572,001    2,444,438
  --------     --------    ---------      --------       --------     --------   -----------   ----------   ----------
   332,730      234,619     (150,364)        4,117        107,952      (89,608)   (1,683,768)   2,452,713    2,065,783
  --------     --------    ---------      --------       --------     --------   -----------   ----------   ----------
  $318,661     $226,908    $(153,079)     $  6,157       $107,079     $(92,035)  $ 3,003,376   $4,636,202   $6,344,378
  ========     ========    =========      ========       ========     ========   ===========   ==========   ==========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                      FI VALUE LEADERS                 HARRIS OAKMARK FOCUSED VALUE
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................   $  9,363     $ 1,560      $    527    $  318,400   $   24,204  $    15,621
Expenses:
  Mortality and expense charges...........      6,936       2,368           457       261,670      151,516       79,292
                                             --------     -------      --------    ----------   ----------  -----------
Net investment (loss) income..............      2,427        (808)           70        56,730     (127,312)     (63,671)
                                             --------     -------      --------    ----------   ----------  -----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     13,334      24,426        (9,596)      205,940       31,214       (9,588)
Change in unrealized appreciation
 (depreciation) of investments............    106,438      58,141        (4,285)    2,796,718    5,537,632     (938,481)
                                             --------     -------      --------    ----------   ----------  -----------
Net realized and unrealized gains (losses)
 on investments...........................    119,772      82,567       (13,881)    3,002,658    5,568,846     (948,069)
                                             --------     -------      --------    ----------   ----------  -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................   $122,199     $81,759      $(13,811)   $3,059,388   $5,441,534  $(1,011,740)
                                             ========     =======      ========    ==========   ==========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES     SALOMON BROTHERS U.S. GOVERNMENT       STATE STREET RESEARCH MONEY MARKET
          INVESTMENT DIVISION                           INVESTMENT DIVISION                     INVESTMENT DIVISION
--------------------------------------------- ---------------------------------------- -------------------------------------
FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD  FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED          ENDED       MAY 1, 2002 TO     ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED        ENDED
DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004           2003            2002           2004         2003          2002          2004         2003         2002
------------   ------------   --------------  ------------ ------------ -------------- ------------ ------------ ------------
  $185,168       $ 62,248        $ 83,495       $187,882     $ 91,740      $ 90,377      $291,356     $226,302    $ 527,338
    55,535         29,146          10,768         66,814       49,123        18,808       179,180      179,158      268,010
  --------       --------        --------       --------     --------      --------      --------     --------    ---------
   129,633         33,102          72,727        121,068       42,617        71,569       112,176       47,144      259,328
  --------       --------        --------       --------     --------      --------      --------     --------    ---------

    74,022         97,650             241          1,624       48,098        10,225            --           (1)    (628,588)
   217,644        233,146          62,351         55,424      (40,677)       83,661            --            1      611,711
  --------       --------        --------       --------     --------      --------      --------     --------    ---------
   291,666        330,796          62,592         57,048        7,421        93,886            --           --      (16,877)
  --------       --------        --------       --------     --------      --------      --------     --------    ---------
  $421,299       $363,898        $135,319       $178,116     $ 50,038      $165,455      $112,176     $ 47,144    $ 242,451
  ========       ========        ========       ========     ========      ========      ========     ========    =========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                                                                              MFS
                                                                  FI MID CAP OPPORTUNITIES               TOTAL RETURN
                                                                    INVESTMENT DIVISION               INVESTMENT DIVISION
                                                       ---------------------------------------------  -------------------
                                                         FOR THE PERIOD   FOR THE YEAR FOR THE PERIOD   FOR THE PERIOD
                                                       JANUARY 1, 2004 TO    ENDED     MAY 1, 2002 TO   MAY 3, 2004 TO
                                                           APRIL 30,      DECEMBER 31,  DECEMBER 31,     DECEMBER 31,
                                                              2004            2003          2002             2004
                                                       ------------------ ------------ -------------- -------------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends...........................................     $ 104,762        $ 14,470      $    --           $    --
EXPENSES:
  Mortality and expense charges.......................         4,465           4,632          333             1,443
                                                           ---------        --------      -------           -------
Net investment (loss) income..........................       100,297           9,838         (333)           (1,443)
                                                           ---------        --------      -------           -------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS:
Net realized (losses) gains from security transactions        45,260          19,777       (1,950)              429
Change in unrealized appreciation (depreciation) of
 investments..........................................      (195,305)        191,546        3,758            39,191
                                                           ---------        --------      -------           -------
Net realized and unrealized gains (losses) on
 investments..........................................      (150,045)        211,323        1,808            39,620
                                                           ---------        --------      -------           -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................     $ (49,748)       $221,161      $ 1,475           $38,177
                                                           =========        ========      =======           =======

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

                                           JANUS ASPEN                                                     AIM
          JANUS ASPEN GROWTH                BALANCED             INVESCO VIF EQUITY-INCOME        GOVERNMENT SECURITIES
         INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION            INVESTMENT DIVISION
-------------------------------------  ------------------- -------------------------------------  ---------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR FOR THE YEAR FOR THE YEAR    FOR THE PERIOD
   ENDED        ENDED        ENDED       MAY 3, 2004 TO       ENDED        ENDED        ENDED        MAY 3, 2004 TO
DECEMBER 31, DECEMBER 31, DECEMBER 31,    DECEMBER 31,     DECEMBER 31, DECEMBER 31, DECEMBER 31,     DECEMBER 31,
    2004         2003         2002            2004             2004         2003         2002             2004
------------ ------------ ------------ ------------------- ------------ ------------ ------------ ---------------------
 $   5,939    $    2,873   $     708           $ 4            $2,041      $ 1,951      $  2,157           $ 30
    17,727        13,156      10,078            --               951          662           638              1
 ---------    ----------   ---------           ---            ------      -------      --------           ----
   (11,788)      (10,283)     (9,370)            4             1,090        1,289         1,519             29
 ---------    ----------   ---------           ---            ------      -------      --------           ----

  (193,886)     (263,013)   (179,152)           --              (458)      (4,599)       (7,425)            (2)

   407,058     1,041,007    (329,490)            4             9,085       30,971       (21,641)           (20)
 ---------    ----------   ---------           ---            ------      -------      --------           ----

   213,172       777,994    (508,642)            4             8,627       26,372       (29,066)           (22)
 ---------    ----------   ---------           ---            ------      -------      --------           ----

 $ 201,384    $  767,711   $(518,012)          $ 8            $9,717      $27,661      $(27,547)          $  7
 =========    ==========   =========           ===            ======      =======      ========           ====

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                      AIM REAL ESTATE             FRANKLIN TEMPLETON INTERNATIONAL STOCK
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................   $ 29,870     $ 2,672      $ 1,881      $ 52,419     $ 50,493    $  44,446
Expenses:
  Mortality and expense charges...........      4,827         946        2,129        22,112       16,047       13,035
                                             --------     -------      -------      --------     --------    ---------
Net investment (loss) income..............     25,043       1,726         (248)       30,307       34,446       31,411
                                             --------     -------      -------      --------     --------    ---------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     54,384       7,645       12,032       153,352      (71,786)    (325,690)
Change in unrealized appreciation
 (depreciation) of investments............    204,103      41,591        3,016       613,265      947,139     (187,267)
                                             --------     -------      -------      --------     --------    ---------
Net realized and unrealized gains (losses)
 on investments...........................    258,487      49,236       15,048       766,617      875,353     (512,957)
                                             --------     -------      -------      --------     --------    ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................   $283,530     $50,962      $14,800      $796,924     $909,799    $(481,546)
                                             ========     =======      =======      ========     ========    =========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

       ALLIANCE GROWTH & INCOME                 ALLIANCE TECHNOLOGY                    FIDELITY CONTRAFUND
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $ 14,971     $ 11,419    $  27,692      $   --      $    --      $    --      $  1,770     $    830     $    187
    11,504        7,030        4,105          77          181           96         3,453        3,285        1,113
  --------     --------    ---------      ------      -------      -------      --------     --------     --------
     3,467        4,389       23,587         (77)        (181)         (96)       (1,683)      (2,455)        (926)
  --------     --------    ---------      ------      -------      -------      --------     --------     --------


     8,499      (27,592)     (18,278)        108         (931)        (519)       62,282        6,303         (348)
   301,218      441,306     (137,057)      2,247       13,613       (9,033)       45,971      139,867      (29,437)
  --------     --------    ---------      ------      -------      -------      --------     --------     --------
   309,717      413,714     (155,335)      2,355       12,682       (9,552)      108,253      146,170      (29,785)
  --------     --------    ---------      ------      -------      -------      --------     --------     --------
  $313,184     $418,103    $(131,748)     $2,278      $12,501      $(9,648)     $106,570     $143,715     $(30,711)
  ========     ========    =========      ======      =======      =======      ========     ========     ========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS


                                               FIDELITY ASSET MANAGER GROWTH                 FIDELITY GROWTH
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................   $12,700      $ 8,346      $  3,640     $   354      $   174      $    132
Expenses:
  Mortality and expense charges...........     3,079        1,598           623       1,484        1,005           649
                                             -------      -------      --------     -------      -------      --------
Net investment (loss) income..............     9,621        6,748         3,017      (1,130)        (831)         (517)
                                             -------      -------      --------     -------      -------      --------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     3,245       (4,335)       (5,591)     (5,015)      (2,588)       (8,400)
Change in unrealized appreciation
 (depreciation) of investments............    19,246       59,143       (19,964)     17,311       63,146       (40,968)
                                             -------      -------      --------     -------      -------      --------
Net realized and unrealized gains (losses)
 on investments...........................    22,491       54,808       (25,555)     12,296       60,558       (49,368)
                                             -------      -------      --------     -------      -------      --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................   $32,112      $61,556      $(22,538)    $11,166      $59,727      $(49,885)
                                             =======      =======      ========     =======      =======      ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

     FIDELITY
    INVESTMENT           FIDELITY
    GRADE BOND         EQUITY-INCOME             AMERICAN FUNDS GROWTH                 AMERICAN FUNDS GROWTH-INCOME
INVESTMENT DIVISION INVESTMENT DIVISION           INVESTMENT DIVISION                      INVESTMENT DIVISION
------------------- ------------------- ---------------------------------------  ---------------------------------------
  FOR THE PERIOD                        FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
  MAY 3, 2004 TO      FOR THE PERIOD       ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
   DECEMBER 31,       MAY 3, 2004 TO    DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
       2004          DECEMBER 31, 2004      2004         2003          2002          2004         2003          2002
------------------- ------------------- ------------ ------------ -------------- ------------ ------------ --------------
       $ --                 $--          $   70,060   $   22,917   $     3,067    $  276,574   $  170,202   $    83,225
          4                   5             294,065      141,220        59,610       227,511      112,608        48,157
       ----                 ---          ----------   ----------   -----------    ----------   ----------   -----------
         (4)                 (5)           (224,005)    (118,303)      (56,543)       49,063       57,594        35,068
       ----                 ---          ----------   ----------   -----------    ----------   ----------   -----------

          8                  --              53,047     (100,817)      (49,022)       60,134      (26,406)      (51,319)

         12                  --           4,445,539    5,264,250    (1,636,890)    2,605,294    3,852,340    (1,122,854)
       ----                 ---          ----------   ----------   -----------    ----------   ----------   -----------

         20                  --           4,498,586    5,163,433    (1,685,912)    2,665,428    3,825,934    (1,174,173)
       ----                 ---          ----------   ----------   -----------    ----------   ----------   -----------


       $ 16                 $(5)         $4,274,581   $5,045,130   $(1,742,455)   $2,714,491   $3,883,528   $(1,139,105)
       ====                 ===          ==========   ==========   ===========    ==========   ==========   ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                           AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION       T. ROWE PRICE MID CAP GROWTH
                                                     INVESTMENT DIVISION                        INVESTMENT DIVISION
                                           ---------------------------------------    ---------------------------------------
                                           FOR THE YEAR   FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                                              ENDED          ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
                                           DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                               2004           2003          2002          2004         2003          2002
                                           ------------   ------------ -------------- ------------ ------------ --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................  $       --     $   19,214    $  10,794      $     --     $     --     $   7,906
Expenses:
  Mortality and expense charges...........      73,946         27,847       12,245        35,600       17,818         6,944
                                            ----------     ----------    ---------      --------     --------     ---------
Net investment (loss) income..............     (73,946)        (8,633)      (1,451)      (35,600)     (17,818)          962
                                            ----------     ----------    ---------      --------     --------     ---------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     169,126        (33,362)      35,746       (21,255)     (46,026)      (55,314)
Change in unrealized appreciation
 (depreciation) of investments............   1,710,690      1,513,502     (396,292)      874,468      776,010      (378,709)
                                            ----------     ----------    ---------      --------     --------     ---------
Net realized and unrealized gains (losses)
 on investments...........................   1,879,816      1,480,140     (360,546)      853,213      729,984      (434,023)
                                            ----------     ----------    ---------      --------     --------     ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                                 $1,805,870     $1,471,507    $(361,997)     $817,613     $712,166     $(433,061)
                                            ==========     ==========    =========      ========     ========     =========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

       MFS RESEARCH INTERNATIONAL                   PIMCO TOTAL RETURN                      PIMCO PEA INNOVATION
          INVESTMENT DIVISION                      INVESTMENT DIVISION                      INVESTMENT DIVISION
---------------------------------------  ---------------------------------------  ---------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
   ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER    DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2004         2003          2002          2004       31, 2003        2002          2004         2003          2002
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------ --------------
  $  5,870     $ 10,739      $  1,203     $1,210,628    $255,223      $     --     $   4,399    $       --    $      --
    17,381        7,953         3,324        130,372      79,517        28,120        45,242        21,608        9,521
  --------     --------      --------     ----------    --------      --------     ---------    ----------    ---------
   (11,511)       2,786        (2,121)     1,080,256     175,706       (28,120)      (40,843)      (21,608)      (9,521)
  --------     --------      --------     ----------    --------      --------     ---------    ----------    ---------

   226,740      148,987       (66,559)        58,068     175,963        60,373       (35,847)     (195,867)    (111,879)

   176,752      191,049        (2,664)      (439,697)    (25,434)      270,736      (200,859)    1,260,206     (652,366)
  --------     --------      --------     ----------    --------      --------     ---------    ----------    ---------

   403,492      340,036       (69,223)      (381,629)    150,529       331,109      (236,706)    1,064,339     (764,245)
  --------     --------      --------     ----------    --------      --------     ---------    ----------    ---------


  $391,981     $342,822      $(71,344)    $  698,627    $326,235      $302,989     $(277,549)   $1,042,731    $(773,766)
  ========     ========      ========     ==========    ========      ========     =========    ==========    =========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                        LORD ABBETT BOND DEBENTURE             MET/AIM MID CAP CORE EQUITY
                                           INVESTMENT DIVISION                     INVESTMENT DIVISION
                                  -------------------------------------  ---------------------------------------
                                  FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                                     ENDED        ENDED        ENDED        ENDED        ENDED     MAY 1, 2002 TO
                                  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                      2004         2003         2002         2004         2003          2002
                                  ------------ ------------ ------------ ------------ ------------ --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends......................  $  580,234   $  237,030  $ 1,046,301    $     --     $  8,411      $   291
Expenses:
  Mortality and expense
   charges.......................     106,961       84,212       73,020      12,732        4,773          638
                                   ----------   ----------  -----------    --------     --------      -------
Net investment (loss) income.....     473,273      152,818      973,281     (12,732)       3,638         (347)
                                   ----------   ----------  -----------    --------     --------      -------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions...........     291,351      193,651   (1,917,698)    127,885        6,414       (1,242)
Change in unrealized appreciation
 (depreciation) of investments...     258,228    1,482,057      942,025     100,268      140,733       (6,351)
                                   ----------   ----------  -----------    --------     --------      -------
Net realized and unrealized gains
 (losses) on investments.........     549,579    1,675,708     (975,673)    228,153      147,147       (7,593)
                                   ----------   ----------  -----------    --------     --------      -------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS                   $1,022,852   $1,828,526  $    (2,392)   $215,421     $150,785      $(7,940)
                                   ==========   ==========  ===========    ========     ========      =======

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

        MET/AIM SMALL CAP GROWTH               HARRIS OAKMARK INTERNATIONAL               JANUS AGGRESSIVE GROWTH
          INVESTMENT DIVISION                      INVESTMENT DIVISION                      INVESTMENT DIVISION
---------------------------------------  ---------------------------------------  ---------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
   ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2004         2003          2002          2004         2003          2002          2004         2003          2002
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------ --------------
  $    --      $     --      $    --       $  1,007     $  8,848      $   210       $     --    $       --    $      --

    7,126         2,947          281         15,179        2,473          298         40,203        25,914       13,648
  -------      --------      -------       --------     --------      -------       --------    ----------    ---------
   (7,126)       (2,947)        (281)       (14,172)       6,375          (88)       (40,203)      (25,914)     (13,648)
  -------      --------      -------       --------     --------      -------       --------    ----------    ---------

    6,508        66,977         (593)        87,469       72,432         (843)        40,466      (314,628)     (88,254)

   68,634        51,242       (4,322)       413,695       49,401       (2,920)       408,503     1,135,120     (439,373)
  -------      --------      -------       --------     --------      -------       --------    ----------    ---------

   75,142       118,219       (4,915)       501,164      121,833       (3,763)       448,969       820,492     (527,627)
  -------      --------      -------       --------     --------      -------       --------    ----------    ---------


  $68,016      $115,272      $(5,196)      $486,992     $128,208      $(3,851)      $408,766    $  794,578    $(541,275)
  =======      ========      =======       ========     ========      =======       ========    ==========    =========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                                                              NEUBERGER BERMAN
                                                                        LORD ABBETT GROWTH & INCOME              REAL ESTATE
                                                                            INVESTMENT DIVISION              INVESTMENT DIVISION
                                                                -------------------------------------------- -------------------
                                                                FOR THE YEAR FOR THE YEAR   FOR THE PERIOD     FOR THE PERIOD
                                                                   ENDED        ENDED     OCTOBER 1, 2002 TO   MAY 3, 2004 TO
                                                                DECEMBER 31, DECEMBER 31,    DECEMBER 31,       DECEMBER 31,
                                                                    2004         2003            2002               2004
                                                                ------------ ------------ ------------------ -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................    $  206       $   --           $ --             $ 73,660
Expenses:
  Mortality and expense charges................................       183           47             --                3,379
                                                                   ------       ------           ----             --------
Net investment (loss) income...................................        23          (47)            --               70,281
                                                                   ------       ------           ----             --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Net realized (losses) gains from security transactions.........        37           20             --                5,929
Change in unrealized appreciation (depreciation) of investments     3,095        3,750             --              124,804
                                                                   ------       ------           ----             --------
Net realized and unrealized gains (losses) on investments......     3,132        3,770             --              130,733
                                                                   ------       ------           ----             --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...............................................    $3,155       $3,723           $ --             $201,014
                                                                   ======       ======           ====             ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

    LORD ABBETT        THIRD AVENUE           DREYFUS             DREYFUS          GOLDMAN SACHS            MFS
   MID-CAP VALUE      SMALL CAP VALUE   INTERNATIONAL VALUE    APPRECIATION        MID CAP VALUE        HIGH INCOME
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
FOR THE PERIOD MAY  FOR THE PERIOD MAY  FOR THE PERIOD MAY    FOR THE PERIOD    FOR THE PERIOD MAY    FOR THE PERIOD
    3, 2004 TO          3, 2004 TO          3, 2004 TO        MAY 3, 2004 TO        3, 2004 TO        MAY 3, 2004 TO
   DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
       2004                2004                2004                2004                2004                2004
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $  6                $ 95               $1,264               $ 48               $1,224              $   --
         --                   1                    4                  3                    6                  87
       ----                ----               ------               ----               ------              ------
          6                  94                1,260                 45                1,218                 (87)
       ----                ----               ------               ----               ------              ------
         --                  21                   47                 --                    1                  69
         10                 (54)                (934)               217                 (464)              3,152
       ----                ----               ------               ----               ------              ------
         10                 (33)                (887)               217                 (463)              3,221
       ----                ----               ------               ----               ------              ------

       $ 16                $ 61               $  373               $262               $  755              $3,134
       ====                ====               ======               ====               ======              ======

    WELLS FARGO          WELLS FARGO
LARGE COMPANY GROWTH    EQUITY INCOME
INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- -------------------
   FOR THE PERIOD    FOR THE PERIOD MAY
   MAY 3, 2004 TO        3, 2004 TO
    DECEMBER 31,        DECEMBER 31,
        2004                2004
-------------------- -------------------
        $ --                $ --
           1                   1
        ----                ----
          (1)                 (1)
        ----                ----
           6                  10
          16                   3
        ----                ----
          22                  13
        ----                ----

        $ 21                $ 12
        ====                ====

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                              STATE STREET RESEARCH INVESTMENT TRUST       STATE STREET RESEARCH DIVERSIFIED
                                                        INVESTMENT DIVISION                       INVESTMENT DIVISION
                                             ----------------------------------------  ----------------------------------------
                                             FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                                ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                 2004          2003          2002          2004          2003          2002
                                             ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $   (545,868) $    (68,204) $   (969,448) $  2,567,571  $  7,511,522  $  3,558,999
  Net realized (losses) gains from security
   transactions.............................     (689,999)   (6,958,914)   (6,132,437)     (558,940)   (2,593,687)   (1,810,936)
  Change in unrealized appreciation
   (depreciation) of investments............   37,215,298    88,855,777   (90,883,953)   19,749,208    42,182,763   (41,694,719)
                                             ------------  ------------  ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets
   resulting from operations................   35,979,431    81,828,659   (97,985,838)   21,757,839    47,100,598   (39,946,656)
                                             ------------  ------------  ------------  ------------  ------------  ------------
From capital transactions:
  Net premiums..............................   62,785,148    67,707,999    78,160,135    50,420,345    52,190,961    54,194,120
  Redemptions...............................  (18,448,900)  (15,137,546)  (10,399,853)  (13,235,955)  (14,264,879)   (9,523,000)
  Net investment division transfers.........  (11,723,921)   (7,863,696)  (11,186,400)   (1,916,785)   (2,178,352)     (383,162)
  Other net transfers.......................  (35,862,546)  (36,428,084)  (38,309,389)  (30,882,102)  (31,835,294)  (32,044,615)
                                             ------------  ------------  ------------  ------------  ------------  ------------
  Net (decrease) increase in net assets
   resulting from capital transactions......   (3,250,219)    8,278,673    18,264,493     4,385,503     3,912,436    12,243,343
                                             ------------  ------------  ------------  ------------  ------------  ------------
NET CHANGE IN NET ASSETS....................   32,729,212    90,107,332   (79,721,345)   26,143,342    51,013,034   (27,703,313)
NET ASSETS - BEGINNING OF PERIOD............  367,087,301   276,979,969   356,701,314   289,033,387   238,020,353   265,723,666
                                             ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS - END OF PERIOD.................. $399,816,513  $367,087,301  $276,979,969  $315,176,729  $289,033,387  $238,020,353
                                             ============  ============  ============  ============  ============  ============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

 STATE STREET RESEARCH AGGRESSIVE GROWTH             METLIFE STOCK INDEX                    FI INTERNATIONAL STOCK
           INVESTMENT DIVISION                       INVESTMENT DIVISION                     INVESTMENT DIVISION
----------------------------------------  ----------------------------------------  -------------------------------------
FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED        ENDED        ENDED
DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004          2003          2002          2004          2003          2002          2004         2003         2002
------------  ------------  ------------  ------------  ------------  ------------  ------------ ------------ ------------
$ (1,651,256) $ (1,367,678) $ (1,263,240) $    174,194  $  3,387,558  $  2,705,145  $   235,897  $   (54,694) $    18,744
  (3,443,419)   (8,202,841)   (5,953,657)   (2,432,174)  (10,060,006)   (5,045,284)    (367,092)  (1,630,864)  (2,655,399)

  27,472,766    62,199,697   (44,703,891)   49,514,290   101,361,307   (82,559,071)   7,284,341   10,924,390   (4,418,288)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------

  22,378,091    52,629,178   (51,920,788)   47,256,310    94,688,859   (84,899,210)   7,153,146    9,238,832   (7,054,943)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  31,507,761    34,182,901    40,003,786   111,296,549   108,236,751   114,022,950    7,277,661    7,903,805    9,783,594
 (10,380,355)   (7,318,523)   (4,831,140)  (21,662,848)  (14,265,812)  (13,779,170)  (2,707,112)  (1,780,012)  (1,287,021)
  (5,174,527)   (5,104,646)   (6,485,783)    2,484,658   (11,228,029)   11,797,286   (3,803,574)    (552,252)  (2,781,604)
 (17,849,981)  (17,936,155)  (17,642,321)  (48,313,238)  (46,545,385)  (47,844,806)  (3,829,486)  (3,792,182)  (3,974,969)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  (1,897,102)    3,823,577    11,044,542    43,805,121    36,197,525    64,196,260   (3,062,511)   1,779,359    1,740,000
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  20,480,989    56,452,755   (40,876,246)   91,061,431   130,886,384   (20,702,950)   4,090,635   11,018,191   (5,314,943)
 187,268,373   130,815,618   171,691,864   457,114,347   326,227,963   346,930,913   43,984,289   32,966,098   38,281,041
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
$207,749,362  $187,268,373  $130,815,618  $548,175,778  $457,114,347  $326,227,963  $48,074,924  $43,984,289  $32,966,098
============  ============  ============  ============  ============  ============  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                     FI MID CAP OPPORTUNITIES              T. ROWE PRICE SMALL CAP GROWTH
                                                      INVESTMENT DIVISION (C)                    INVESTMENT DIVISION
                                             ----------------------------------------  --------------------------------------
                                             FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED         ENDED         ENDED         ENDED        ENDED        ENDED
                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004          2003          2002          2004         2003         2002
                                             ------------  ------------  ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $   (631,368) $ (1,297,757) $ (1,013,088) $  (530,571) $  (408,933) $   (333,372)
  Net realized (losses) gains from security
   transactions.............................     (717,628)   (1,145,184)   (5,163,698)     (69,548)    (326,259)     (347,510)
  Change in unrealized appreciation
   (depreciation) of investments............   33,098,684    46,019,342   (34,449,605)   7,181,746   18,001,752   (12,608,286)
                                             ------------  ------------  ------------  -----------  -----------  ------------
  Net increase (decrease) in net assets
   resulting from operations................   31,749,688    43,576,401   (40,626,391)   6,581,627   17,266,560   (13,289,168)
                                             ------------  ------------  ------------  -----------  -----------  ------------
From capital transactions:
  Net premiums..............................   48,069,931    53,673,455    64,528,237   12,623,285   12,642,407    14,372,408
  Redemptions...............................   (8,654,425)   (5,340,392)   (2,804,544)  (3,606,677)  (1,578,439)   (1,348,311)
  Net investment division transfers.........   (5,135,559)   (5,185,372)   (5,298,371)  (1,032,512)    (166,606)    1,749,269
  Other net transfers.......................  (20,781,515)  (21,665,579)  (21,964,497)  (5,720,496)  (5,656,171)   (5,565,937)
                                             ------------  ------------  ------------  -----------  -----------  ------------
  Net (decrease) increase in net assets
   resulting from capital transactions......   13,498,432    21,482,112    34,460,825    2,263,600    5,241,191     9,207,429
                                             ------------  ------------  ------------  -----------  -----------  ------------
NET CHANGE IN NET ASSETS....................   45,248,120    65,058,513    (6,165,566)   8,845,227   22,507,751    (4,081,739)
NET ASSETS - BEGINNING OF PERIOD............  184,078,088   119,019,575   125,185,141   63,188,807   40,681,056    44,762,795
                                             ------------  ------------  ------------  -----------  -----------  ------------
NET ASSETS - END OF PERIOD.................. $229,326,208  $184,078,088  $119,019,575  $72,034,034  $63,188,807  $ 40,681,056
                                             ============  ============  ============  ===========  ===========  ============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

        SCUDDER GLOBAL EQUITY              HARRIS OAKMARK LARGE CAP VALUE     NEUBERGER BERMAN PARTNERS MID CAP VALUE
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED         ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004          2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------  ------------ ------------
$   232,594  $   311,502  $   181,688  $  (149,989) $  (252,368) $   438,284  $   748,413   $  (118,988) $   (89,469)
   (301,695)  (1,005,776)    (466,029)     613,781       38,696      173,172      490,187        28,084      105,666
  4,666,310    7,242,152   (3,445,540)   4,130,792    6,986,213   (3,824,797)   6,555,902     7,656,793   (1,888,036)
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------

  4,597,209    6,547,878   (3,729,881)   4,594,584    6,772,541   (3,213,341)   7,794,502     7,565,889   (1,871,839)
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------
  5,683,708    6,014,790    7,029,500   13,168,295   11,430,624   10,115,432    9,617,754     8,682,614    8,172,686
 (1,588,385)  (1,735,572)    (936,418)  (2,460,777)    (991,704)    (287,586)  (2,004,438)     (629,059)  (1,215,338)
   (734,504)    (125,590)    (322,915)   3,020,747    1,835,698    6,291,525    4,985,822       650,401    2,321,678
 (2,471,269)  (2,481,721)  (2,670,700)  (4,693,326)  (4,616,084)  (4,169,815)  (4,123,930)   (3,610,116)  (3,236,171)
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------

    889,550    1,671,907    3,099,467    9,034,939    7,658,534   11,949,556    8,475,208     5,093,840    6,042,855
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------
  5,486,759    8,219,785     (630,414)  13,629,523   14,431,075    8,736,215   16,269,710    12,659,729    4,171,016
 28,695,718   20,475,933   21,106,347   37,503,629   23,072,554   14,336,339   30,945,551    18,285,822   14,114,806
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------
$34,182,477  $28,695,718  $20,475,933  $51,133,152  $37,503,629  $23,072,554  $47,215,261   $30,945,551  $18,285,822
===========  ===========  ===========  ===========  ===========  ===========  ===========   ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                 T. ROWE PRICE LARGE CAP GROWTH      LEHMAN BROTHERS AGGREGATE BOND INDEX
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $  (216,962) $  (180,062) $  (106,090) $ 1,424,166  $ 2,506,200  $   982,861
  Net realized (losses) gains from security
   transactions.............................     994,314     (489,389)    (317,124)     451,466    1,152,171      515,268
  Change in unrealized appreciation
   (depreciation) of investments............   2,677,244    7,871,800   (5,333,848)     266,268   (2,185,014)   2,760,523
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................   3,454,596    7,202,349   (5,757,062)   2,141,900    1,473,357    4,258,652
                                             -----------  -----------  -----------  -----------  -----------  -----------
From capital transactions:
  Net premiums..............................   8,138,358    8,620,553    9,447,412   15,979,551   13,565,785   10,479,062
  Redemptions...............................  (6,471,579)    (982,056)    (125,856)  (4,291,570)  (1,812,183)  (1,839,866)
  Net investment division transfers.........   1,130,128      (78,277)     873,833    5,023,325   (6,698,353)   8,318,943
  Other net transfers.......................  (3,183,456)  (3,337,120)  (3,453,967)  (6,137,705)  (5,580,587)  (4,492,832)
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net (decrease) increase in net assets
   resulting from capital transactions......    (386,549)   4,223,100    6,741,422   10,573,601     (525,338)  12,465,307
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................   3,068,047   11,425,449      984,360   12,715,501      948,019   16,723,959
NET ASSETS - BEGINNING OF PERIOD............  33,520,334   22,094,885   21,110,525   54,994,307   54,046,288   37,322,329
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD.................. $36,588,381  $33,520,334  $22,094,885  $67,709,808  $54,994,307  $54,046,288
                                             ===========  ===========  ===========  ===========  ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

      MORGAN STANLEY EAFE INDEX                  RUSSELL 2000 INDEX                     MET/PUTNAM VOYAGER
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$   (28,456) $   121,982  $   (64,128) $  (114,631) $   (29,213) $   (29,731) $   (68,947) $   (58,697) $   (39,278)

  1,189,725     (497,564)    (800,822)     973,061     (125,595)    (343,069)     (75,290)    (624,452)    (304,226)

  3,997,066    6,516,826   (1,274,363)   4,412,786    7,938,110   (2,545,881)     560,180    2,271,140   (1,227,374)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

  5,158,335    6,141,244   (2,139,313)   5,271,216    7,783,302   (2,918,681)     415,943    1,587,991   (1,570,878)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  8,790,918    7,425,875    6,625,665    8,664,945    7,659,016    7,082,371    2,907,203    3,213,111    3,461,165
 (1,870,632)    (362,211)  (1,101,621)  (1,577,160)    (486,878)    (266,570)    (242,420)     (93,468)     (27,865)
   (311,398)     438,708    1,672,217      458,588      991,151    2,834,125     (199,548)    (151,453)     548,678
 (3,505,821)  (2,849,511)  (2,360,586)  (3,458,107)  (3,048,846)  (2,527,437)  (1,080,005)  (1,158,137)  (1,159,060)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

  3,103,067    4,652,861    4,835,675    4,088,266    5,114,443    7,122,489    1,385,230    1,810,053    2,822,918
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  8,261,402   10,794,105    2,696,362    9,359,482   12,897,745    4,203,808    1,801,173    3,398,044    1,252,040
 24,290,177   13,496,072   10,799,710   27,726,279   14,828,534   10,624,726    8,650,757    5,252,713    4,000,673
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
$32,551,579  $24,290,177  $13,496,072  $37,085,761  $27,726,279  $14,828,534  $10,451,930  $ 8,650,757  $ 5,252,713
===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                  STATE STREET RESEARCH AURORA           METLIFE MID CAP STOCK INDEX
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------

                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $  (563,943) $  (336,756) $   (97,874) $   (21,174) $   (64,163) $   (55,361)
  Net realized (losses) gains from security
   transactions.............................     827,418      196,537       81,843      992,035       12,063      (23,095)
  Change in unrealized appreciation
   (depreciation) of investments............   9,427,091   17,391,943   (6,958,922)   3,817,899    6,538,587   (2,089,536)
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................   9,690,566   17,251,724   (6,974,953)   4,788,760    6,486,487   (2,167,992)
                                             -----------  -----------  -----------  -----------  -----------  -----------
From capital transactions:
  Net premiums..............................  19,308,810   16,618,731   15,376,489    9,137,346    8,658,518    7,438,484
  Redemptions...............................  (2,545,879)    (920,139)    (302,359)  (1,570,548)    (315,294)    (109,971)
  Net investment division transfers.........   4,975,092    1,566,557    6,843,668      306,699      960,729    4,006,261
  Other net transfers.......................  (7,626,612)  (7,037,769)  (5,887,521)  (3,701,760)  (3,433,510)  (2,617,681)
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net (decrease) increase in net assets
   resulting from capital transactions......  14,111,411   10,227,380   16,030,277    4,171,737    5,870,443    8,717,093
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................  23,801,977   27,479,104    9,055,324    8,960,497   12,356,930    6,549,101
NET ASSETS - BEGINNING OF PERIOD............  56,539,662   29,060,558   20,005,234   27,924,887   15,567,957    9,018,856
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD.................. $80,341,639  $56,539,662  $29,060,558  $36,885,384  $27,924,887  $15,567,957
                                             ===========  ===========  ===========  ===========  ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

 FRANKLIN TEMPLETON SMALL CAP GROWTH    STATE STREET RESEARCH LARGE CAP VALUE           DAVIS VENTURE VALUE
         INVESTMENT DIVISION                     INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  --------------------------------------  -------------------------------------
                                                                    FOR THE
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR PERIOD MAY 1, FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        2002 TO       ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002          2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
 $  (31,464)  $  (16,641)  $   (8,397)  $  (18,736)  $    4,590    $    433    $   (59,671) $   (75,683) $       750

     40,690      (19,016)     (42,766)     105,597       41,938      (3,284)       508,082     (213,900)    (188,804)

    404,946      796,643     (271,373)     229,787      156,144      (3,178)     2,678,225    5,610,390   (2,083,879)
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------

    414,172      760,986     (322,536)     316,648      202,672      (6,029)     3,126,636    5,320,807   (2,271,933)
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------
  1,182,207      844,482      626,488      918,978      405,361      64,977      7,205,230    6,492,659    5,157,409
    (73,602)     (27,310)      (5,592)     (35,177)      (5,862)       (313)    (2,608,194)    (286,620)     (86,825)
    410,526      610,392      745,849    1,361,717      469,287     153,138      2,046,419    2,147,532    5,300,022
   (444,118)    (416,036)    (235,608)    (351,401)    (149,915)    (23,188)    (2,825,249)  (2,675,075)  (2,166,021)
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------

  1,075,013    1,011,528    1,131,137    1,894,117      718,871     194,614      3,818,206    5,678,496    8,204,585
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------
  1,489,185    1,772,514      808,601    2,210,765      921,543     188,585      6,944,842   10,999,303    5,932,652
  3,038,247    1,265,733      457,132    1,110,128      188,585          --     24,429,495   13,430,192    7,497,540
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------
 $4,527,432   $3,038,247   $1,265,733   $3,320,893   $1,110,128    $188,585    $31,374,337  $24,429,495  $13,430,192
 ==========   ==========   ==========   ==========   ==========    ========    ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                    LOOMIS SAYLES SMALL CAP         STATE STREET RESEARCH LARGE CAP GROWTH
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------

                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income..............  $  (44,015)  $  (28,298)  $  (16,142)  $  (30,183)  $  (23,728) $   (13,698)
  Net realized (losses) gains from security
   transactions.............................     142,373      (88,636)    (106,829)     117,304      (63,998)     (57,097)
  Change in unrealized appreciation
   (depreciation) of investments............     718,393    1,169,772     (414,868)     394,196    1,339,908     (983,355)
                                              ----------   ----------   ----------   ----------   ----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................     816,751    1,052,838     (537,839)     481,317    1,252,182   (1,054,150)
                                              ----------   ----------   ----------   ----------   ----------  -----------
From capital transactions:
  Net premiums..............................   1,479,121    1,387,309    1,200,038    1,206,954    1,035,783       40,283
  Redemptions...............................    (139,707)     (49,105)     (11,815)      (7,273)          --           --
  Net investment division transfers.........     391,267      159,941      268,407      276,437          359    4,290,312
  Other net transfers.......................    (563,896)    (536,437)    (436,811)    (433,343)    (337,622)    (338,952)
                                              ----------   ----------   ----------   ----------   ----------  -----------
  Net (decrease) increase in net assets
   resulting from capital transactions......   1,166,785      961,708    1,019,819    1,042,775      698,520    3,991,643
                                              ----------   ----------   ----------   ----------   ----------  -----------
NET CHANGE IN NET ASSETS....................   1,983,536    2,014,546      481,980    1,524,092    1,950,702    2,937,493
NET ASSETS - BEGINNING OF PERIOD............   4,422,939    2,408,393    1,926,413    4,933,432    2,982,730       45,237
                                              ----------   ----------   ----------   ----------   ----------  -----------
NET ASSETS - END OF PERIOD..................  $6,406,475   $4,422,939   $2,408,393   $6,457,524   $4,933,432  $ 2,982,730
                                              ==========   ==========   ==========   ==========   ==========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

         MFS INVESTORS TRUST                      MFS RESEARCH MANAGERS               STATE STREET RESEARCH BOND INCOME
         INVESTMENT DIVISION                       INVESTMENT DIVISION                       INVESTMENT DIVISION
-------------------------------------  ------------------------------------------  --------------------------------------
                                            FOR THE
FOR THE YEAR FOR THE YEAR FOR THE YEAR PERIOD JANUARY 1, FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED          2004 TO         ENDED        ENDED        ENDED         ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31,     APRIL 30,     DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
    2004         2003         2002           2004            2003         2002         2004          2003         2002
------------ ------------ ------------ ----------------- ------------ ------------ ------------  ------------ ------------
 $  (14,069)  $   (7,711)  $  (2,715)      $   2,040       $   (873)   $  (2,427)  $  4,687,144  $ 2,183,489  $ 4,278,595

     10,690       13,432     (71,866)         57,371         (4,462)     (30,794)     1,244,325      880,712     (378,655)

    322,040      221,187     (78,498)        (53,254)       112,414      (58,814)    (2,928,093)   1,572,001    2,444,438
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------

    318,661      226,908    (153,079)          6,157        107,079      (92,035)     3,003,376    4,636,202    6,344,378
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------
    898,597      701,861     657,381          86,003        278,607      256,687     16,181,503   16,159,717   18,007,464
    (45,911)     (14,052)     (4,428)         (2,929)        (4,854)        (250)   (10,462,036)  (4,549,369)  (3,078,401)
    975,437      164,766     480,329        (725,791)        57,895      151,712     (8,366,427)  (3,340,166)   1,121,089
   (303,839)    (229,330)   (608,417)        (31,981)       (84,526)    (153,237)    (7,901,923)  (9,344,726)  (8,719,726)
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------

  1,524,284      623,245     524,865        (674,698)       247,122      254,912    (10,548,883)  (1,074,544)   7,330,426
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------
  1,842,945      850,153     371,786        (668,541)       354,201      162,877     (7,545,507)   3,561,658   13,674,804
  1,544,046      693,893     322,107         668,541        314,340      151,463     96,719,590   93,157,932   79,483,128
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------
 $3,386,991   $1,544,046   $ 693,893       $      --       $668,541    $ 314,340   $ 89,174,083  $96,719,590  $93,157,932
 ==========   ==========   =========       =========       ========    =========   ============  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                        FI VALUE LEADERS                 HARRIS OAKMARK FOCUSED VALUE
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income..............  $    2,427    $   (808)    $     70   $    56,730  $  (127,312) $   (63,671)
  Net realized (losses) gains from security
   transactions.............................      13,334      24,426       (9,596)      205,940       31,214       (9,588)
  Change in unrealized appreciation
   (depreciation) of investments............     106,438      58,141       (4,285)    2,796,718    5,537,632     (938,481)
                                              ----------    --------     --------   -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................     122,199      81,759      (13,811)    3,059,388    5,441,534   (1,011,740)
                                              ----------    --------     --------   -----------  -----------  -----------
From capital transactions:
  Net premiums..............................     394,566     167,405       51,077     9,971,788    8,198,287    6,333,512
  Redemptions...............................      (3,529)    (10,046)          --      (683,199)    (450,269)    (161,171)
  Net investment division transfers.........     293,780     229,644       41,277     3,578,452    3,144,705    5,880,885
  Other net transfers.......................    (121,742)    (56,377)     (10,863)   (3,947,334)  (3,347,152)  (2,377,498)
                                              ----------    --------     --------   -----------  -----------  -----------
  Net (decrease) increase in net assets
   resulting from capital transactions......     563,075     330,626       81,491     8,919,707    7,545,571    9,675,728
                                              ----------    --------     --------   -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................     685,274     412,385       67,680    11,979,095   12,987,105    8,663,988
NET ASSETS - BEGINNING OF PERIOD............     505,283      92,898       25,218    25,865,638   12,878,533    4,214,545
                                              ----------    --------     --------   -----------  -----------  -----------
NET ASSETS - END OF PERIOD..................  $1,190,557    $505,283     $ 92,898   $37,844,733  $25,865,638  $12,878,533
                                              ==========    ========     ========   ===========  ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES    SALOMON BROTHERS U.S. GOVERNMENT      STATE STREET RESEARCH MONEY MARKET
         INVESTMENT DIVISION                           INVESTMENT DIVISION                     INVESTMENT DIVISION
--------------------------------------------  -------------------------------------  --------------------------------------
FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED           ENDED          ENDED          ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004            2003           2002           2004         2003         2002         2004         2003         2002
------------    ------------   ------------   ------------ ------------ ------------ ------------ ------------ ------------
$   129,633      $   33,102     $   72,727    $   121,068  $    42,617   $   71,569  $   112,176  $    47,144  $    259,328

     74,022          97,650            241          1,624       48,098       10,225           --           (1)     (628,588)

    217,644         233,146         62,351         55,424      (40,677)      83,661           --            1       611,711
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------

    421,299         363,898        135,319        178,116       50,038      165,455      112,176       47,144       242,451
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------
  2,921,606       1,996,763        890,271      3,283,565    3,454,837    1,641,232    6,959,659    4,560,820    25,769,284
   (184,201)       (108,331)       (17,732)      (178,344)    (137,457)     (35,283)  (6,466,006)  (1,186,158)   (4,958,930)
  1,525,465       1,486,748      1,049,918        190,342      916,767    2,382,469    2,796,932   (4,975,125)  (33,048,287)
 (1,104,691)       (749,672)      (348,947)    (1,300,443)  (1,344,693)    (637,762)  (1,587,065)  (1,910,867)   10,079,748
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------

  3,158,179       2,625,508      1,573,510      1,995,120    2,889,454    3,350,656    1,703,520   (3,511,330)   (2,158,185)
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------
  3,579,478       2,989,406      1,708,829      2,173,236    2,939,492    3,516,111    1,815,696   (3,464,186)   (1,915,734)
  5,163,069       2,173,663        464,834      7,304,902    4,365,410      849,299   27,346,427   30,810,613    32,726,347
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------
$ 8,742,547      $5,163,069     $2,173,663    $ 9,478,138  $ 7,304,902   $4,365,410  $29,162,123  $27,346,427  $ 30,810,613
===========      ==========     ==========    ===========  ===========   ==========  ===========  ===========  ============

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                            FI MID CAP OPPORTUNITIES
                                                                               INVESTMENT DIVISION
                                                                   ------------------------------------------
                                                                   FOR THE PERIOD  FOR THE YEAR FOR THE PERIOD
                                                                   JANUARY 1, 2004    ENDED     MAY 1, 2002 TO
                                                                    TO APRIL 30,   DECEMBER 31,  DECEMBER 31,
                                                                        2004           2003          2002
                                                                   --------------- ------------ --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income....................................   $   100,297    $    9,838     $   (333)
  Net realized (losses) gains from security transactions..........        45,260        19,777       (1,950)
  Change in unrealized appreciation (depreciation) of investments.      (195,305)      191,546        3,758
                                                                     -----------    ----------     --------
  Net increase (decrease) in net assets resulting from operations.       (49,748)      221,161        1,475
                                                                     -----------    ----------     --------
From capital transactions:
  Net premiums....................................................       202,888       324,317       49,033
  Redemptions.....................................................        (8,599)      (43,946)         (19)
  Net investment division transfers...............................    (1,171,865)      537,734      149,230
  Other net transfers.............................................       (84,447)      (95,364)     (31,850)
                                                                     -----------    ----------     --------
  Net (decrease) increase in net assets resulting from capital
   transactions...................................................    (1,062,023)      722,741      166,394
                                                                     -----------    ----------     --------
NET CHANGE IN NET ASSETS..........................................    (1,111,771)      943,902      167,869
NET ASSETS - BEGINNING OF PERIOD..................................     1,111,771       167,869           --
                                                                     -----------    ----------     --------
NET ASSETS - END OF PERIOD........................................   $        --    $1,111,771     $167,869
                                                                     ===========    ==========     ========

                                                                           MFS
                                                                      TOTAL RETURN
                                                                   INVESTMENT DIVISION
                                                                   -------------------
                                                                     FOR THE PERIOD
                                                                     MAY 3, 2004 TO
                                                                      DECEMBER 31,
                                                                          2004
                                                                   -------------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income....................................      $ (1,443)
  Net realized (losses) gains from security transactions..........           429
  Change in unrealized appreciation (depreciation) of investments.        39,191
                                                                        --------
  Net increase (decrease) in net assets resulting from operations.        38,177
                                                                        --------
From capital transactions:
  Net premiums....................................................       133,508
  Redemptions.....................................................          (793)
  Net investment division transfers...............................       628,279
  Other net transfers.............................................       (32,244)
                                                                        --------
  Net (decrease) increase in net assets resulting from capital
   transactions...................................................       728,750
                                                                        --------
NET CHANGE IN NET ASSETS..........................................       766,927
NET ASSETS - BEGINNING OF PERIOD..................................            --
                                                                        --------
NET ASSETS - END OF PERIOD........................................      $766,927
                                                                        ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

                                           JANUS ASPEN                                                     AIM
          JANUS ASPEN GROWTH                BALANCED             INVESCO VIF EQUITY-INCOME        GOVERNMENT SECURITIES
         INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION            INVESTMENT DIVISION
-------------------------------------  ------------------- -------------------------------------  ---------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR FOR THE YEAR FOR THE YEAR    FOR THE PERIOD
   ENDED        ENDED        ENDED       MAY 3, 2004 TO       ENDED        ENDED        ENDED        MAY 3, 2004 TO
DECEMBER 31, DECEMBER 31, DECEMBER 31,    DECEMBER 31,     DECEMBER 31, DECEMBER 31, DECEMBER 31,     DECEMBER 31,
    2004         2003         2002            2004             2004         2003         2002             2004
------------ ------------ ------------ ------------------- ------------ ------------ ------------ ---------------------
 $  (11,788)  $  (10,283)  $   (9,370)        $  4           $  1,090     $  1,289     $  1,519          $   29
   (193,886)    (263,013)    (179,152)          --               (458)      (4,599)      (7,425)             (2)
    407,058    1,041,007     (329,490)           4              9,085       30,971      (21,641)            (20)
 ----------   ----------   ----------         ----           --------     --------     --------          ------
    201,384      767,711     (518,012)           8              9,717       27,661      (27,547)              7
 ----------   ----------   ----------         ----           --------     --------     --------          ------
    846,747      839,829      913,602          234             51,947       44,937       30,604           2,238
     (5,912)     (88,894)     (13,590)          --             (1,369)     (13,395)          --              --
    (96,893)      (5,665)      34,319           --                 --        6,492        7,548           2,151
   (168,584)    (176,510)    (211,649)          (5)            (4,782)      (6,352)      (8,020)            (86)
 ----------   ----------   ----------         ----           --------     --------     --------          ------

    575,358      568,760      722,682          229             45,796       31,682       30,132           4,303
 ----------   ----------   ----------         ----           --------     --------     --------          ------
    776,742    1,336,471      204,670          237             55,513       59,343        2,585           4,310
  3,499,893    2,163,422    1,958,752           --            184,406      125,063      122,478              --
 ----------   ----------   ----------         ----           --------     --------     --------          ------
 $4,276,635   $3,499,893   $2,163,422         $237           $239,919     $184,406     $125,063          $4,310
 ==========   ==========   ==========         ====           ========     ========     ========          ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                        AIM REAL ESTATE             FRANKLIN TEMPLETON INTERNATIONAL STOCK
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income..............  $   25,043    $  1,726     $   (248)   $   30,307   $   34,446   $   31,411
  Net realized (losses) gains from security
   transactions.............................      54,384       7,645       12,032       153,352      (71,786)    (325,690)
  Change in unrealized appreciation
   (depreciation) of investments............     204,103      41,591        3,016       613,265      947,139     (187,267)
                                              ----------    --------     --------    ----------   ----------   ----------
  Net increase (decrease) in net assets
   resulting from operations................     283,530      50,962       14,800       796,924      909,799     (481,546)
                                              ----------    --------     --------    ----------   ----------   ----------
From capital transactions:
  Net premiums..............................     652,190      20,763        9,629     1,157,933      571,285      937,164
  Redemptions...............................     (86,973)    (74,780)          --      (986,244)    (219,304)     (90,063)
  Net investment division transfers.........     306,861       8,373       64,182       542,291      342,850      643,475
  Other net transfers.......................     (26,160)     (5,943)       1,520      (264,753)    (163,132)    (163,651)
                                              ----------    --------     --------    ----------   ----------   ----------
  Net (decrease) increase in net assets
   resulting from capital transactions......     845,918     (51,587)      75,331       449,227      531,699    1,326,925
                                              ----------    --------     --------    ----------   ----------   ----------
NET CHANGE IN NET ASSETS....................   1,129,448        (625)      90,131     1,246,151    1,441,498      845,379
NET ASSETS - BEGINNING OF
 PERIOD.....................................     178,608     179,233       89,102     4,053,532    2,612,034    1,766,655
                                              ----------    --------     --------    ----------   ----------   ----------
NET ASSETS - END OF PERIOD..................  $1,308,056    $178,608     $179,233    $5,299,683   $4,053,532   $2,612,034
                                              ==========    ========     ========    ==========   ==========   ==========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

       ALLIANCE GROWTH & INCOME                 ALLIANCE TECHNOLOGY                    FIDELITY CONTRAFUND
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $    3,467   $    4,389   $   23,587    $    (77)    $  (181)     $   (96)    $  (1,683)   $  (2,455)    $   (926)

      8,499      (27,592)     (18,278)        108        (931)        (519)       62,282        6,303         (348)

    301,218      441,306     (137,057)      2,247      13,613       (9,033)       45,971      139,867      (29,437)
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------

    313,184      418,103     (131,748)      2,278      12,501       (9,648)      106,570      143,715      (30,711)
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------
    891,420      581,532      560,351       5,469      15,245       17,162       134,841       53,210       22,932
     (3,193)     (87,076)     (14,526)    (31,398)       (316)          --      (325,384)    (213,750)          --
     32,466       41,687      192,482          --         727           --        34,413      657,697      237,002
    (97,014)     (82,296)     (71,035)     (1,308)       (792)      (1,833)      (25,225)       3,584       (3,862)
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------

    823,679      453,847      667,272     (27,237)     14,864       15,329      (181,355)     500,741      256,072
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------
  1,136,863      871,950      535,524     (24,959)     27,365        5,681       (74,785)     644,456      225,361

  2,063,085    1,191,135      655,611      45,595      18,230       12,549       893,677      249,221       23,860
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------
 $3,199,948   $2,063,085   $1,191,135    $ 20,636     $45,595      $18,230     $ 818,892    $ 893,677     $249,221
 ==========   ==========   ==========    ========     =======      =======     =========    =========     ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                 FIDELITY ASSET MANAGER GROWTH                 FIDELITY GROWTH
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income..............   $  9,621     $  6,748     $  3,017     $ (1,130)    $   (831)    $   (517)
  Net realized (losses) gains from security
   transactions.............................      3,245       (4,335)      (5,591)      (5,015)      (2,588)      (8,400)
  Change in unrealized appreciation
   (depreciation) of investments............     19,246       59,143      (19,964)      17,311       63,146      (40,968)
                                               --------     --------     --------     --------     --------     --------
  Net increase (decrease) in net assets
   resulting from operations................     32,112       61,556      (22,538)      11,166       59,727      (49,885)
                                               --------     --------     --------     --------     --------     --------
From capital transactions:
  Net premiums..............................    261,139      194,197      105,094      110,310      101,957      102,972
  Redemptions...............................    (20,112)      (1,698)      (2,162)     (53,801)        (738)          --
  Net investment division transfers.........     38,214       74,992      (31,085)      12,180        6,224       (1,143)
  Other net transfers.......................    (39,605)     (27,293)     (12,942)      (4,852)      (4,423)      (5,581)
                                               --------     --------     --------     --------     --------     --------
  Net (decrease) increase in net assets
   resulting from capital transactions......    239,636      240,198       58,905       63,837      103,020       96,248
                                               --------     --------     --------     --------     --------     --------
NET CHANGE IN NET ASSETS....................    271,748      301,754       36,367       75,003      162,747       46,363
NET ASSETS - BEGINNING OF PERIOD............    432,629      130,875       94,508      296,358      133,611       87,248
                                               --------     --------     --------     --------     --------     --------
NET ASSETS - END OF PERIOD..................   $704,377     $432,629     $130,875     $371,361     $296,358     $133,611
                                               ========     ========     ========     ========     ========     ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

FIDELITY INVESTMENT      FIDELITY
    GRADE BOND         EQUITY-INCOME             AMERICAN FUNDS GROWTH                AMERICAN FUNDS GROWTH-INCOME
INVESTMENT DIVISION INVESTMENT DIVISION           INVESTMENT DIVISION                     INVESTMENT DIVISION
------------------- ------------------- ---------------------------------------  -------------------------------------
  FOR THE PERIOD      FOR THE PERIOD    FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE YEAR
  MAY 3, 2004 TO      MAY 3, 2004 TO       ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED        ENDED
   DECEMBER 31,        DECEMBER 31,     DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
       2004                2004             2004         2003          2002          2004         2003         2002
------------------- ------------------- ------------ ------------ -------------- ------------ ------------ ------------
      $    (4)            $    (5)      $  (224,005) $  (118,303)  $   (56,543)  $    49,063  $    57,594  $    35,068

            8                  --            53,047     (100,817)      (49,022)       60,134      (26,406)     (51,319)

           12                  --         4,445,539    5,264,250    (1,636,890)    2,605,294    3,852,340   (1,122,854)
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------

           16                  (5)        4,274,581    5,045,130    (1,742,455)    2,714,491    3,883,528   (1,139,105)
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------
        2,238               2,238        13,227,421    8,746,040     5,515,691    10,343,250    7,049,440    4,324,156
           --                  --          (620,701)    (274,455)      (51,220)     (577,432)    (184,181)     (62,519)
       10,966               7,499         7,788,495    5,353,241     5,147,713     5,800,181    3,708,586    4,404,613
          (99)                378        (4,857,964)  (3,102,038)   (2,053,980)   (3,947,698)  (2,495,963)  (1,573,001)
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------

       13,105              10,115        15,537,251   10,722,788     8,558,204    11,618,301    8,077,882    7,093,249
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------
       13,121              10,110        19,811,832   15,767,918     6,815,749    14,332,792   11,961,410    5,954,144
           --                  --        25,759,940    9,992,022     3,176,273    20,368,911    8,407,501    2,453,357
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------
      $13,121             $10,110       $45,571,772  $25,759,940   $ 9,992,022   $34,701,703  $20,368,911  $ 8,407,501
      =======             =======       ===========  ===========   ===========   ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                             AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION      T. ROWE PRICE MID CAP GROWTH
                                                      INVESTMENT DIVISION                        INVESTMENT DIVISION
                                             -----------------------------------------  -------------------------------------
                                             FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED          ENDED         ENDED         ENDED        ENDED        ENDED
                                             DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004           2003          2002          2004         2003         2002
                                             ------------   ------------  ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $   (73,946)    $   (8,633)   $   (1,451)   $  (35,600)  $  (17,818)  $      962
  Net realized (losses) gains from security
   transactions.............................     169,126        (33,362)       35,746       (21,255)     (46,026)     (55,314)
  Change in unrealized appreciation
   (depreciation) of investments............   1,710,690      1,513,502      (396,292)      874,468      776,010     (378,709)
                                             -----------     ----------    ----------    ----------   ----------   ----------
  Net increase (decrease) in net assets
   resulting from operations................   1,805,870      1,471,507      (361,997)      817,613      712,166     (433,061)
                                             -----------     ----------    ----------    ----------   ----------   ----------
From capital transactions:
  Net premiums..............................   3,240,987      1,663,445     1,071,636     1,669,261    1,283,521      820,210
  Redemptions...............................    (154,532)       (60,720)       (8,869)     (112,831)     (26,453)      (1,344)
  Net investment division transfers.........   3,070,772      1,303,948     1,067,611     1,315,562      481,182      375,032
  Other net transfers.......................  (1,236,090)      (610,233)     (354,525)     (589,688)    (448,143)      47,743
                                             -----------     ----------    ----------    ----------   ----------   ----------
  Net (decrease) increase in net assets
   resulting from capital transactions......   4,921,137      2,296,440     1,775,853     2,282,304    1,290,107    1,241,641
                                             -----------     ----------    ----------    ----------   ----------   ----------
NET CHANGE IN NET ASSETS....................   6,727,007      3,767,947     1,413,856     3,099,917    2,003,273      808,580
NET ASSETS - BEGINNING OF PERIOD............   5,800,860      2,032,913       619,057     3,375,270    1,372,997      564,417
                                             -----------     ----------    ----------    ----------   ----------   ----------
NET ASSETS - END OF PERIOD.................. $12,527,867     $5,800,860    $2,032,913    $6,475,187   $3,375,270   $1,372,997
                                             ===========     ==========    ==========    ==========   ==========   ==========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

      MFS RESEARCH INTERNATIONAL                 PIMCO TOTAL RETURN                    PIMCO PEA INNOVATION
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $  (11,511)  $    2,786    $ (2,121)  $ 1,080,256  $   175,706   $  (28,120)  $  (40,843)  $  (21,608)  $   (9,521)
    226,740      148,987     (66,559)       58,068      175,963       60,373      (35,847)    (195,867)    (111,879)

    176,752      191,049      (2,664)     (439,697)     (25,434)     270,736     (200,859)   1,260,206     (652,366)
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------

    391,981      342,822     (71,344)      698,627      326,235      302,989     (277,549)   1,042,731     (773,766)
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------
    654,113      514,658     323,700     5,789,117    5,176,301    1,998,260    1,896,573    1,268,741      931,879
    (49,447)     (15,626)     (1,956)     (352,146)    (300,049)     (31,798)     (90,002)     (47,295)      (7,020)
    530,150      140,125     254,704     2,455,515    3,254,351    3,693,012      570,609    1,385,317      627,449
   (243,185)    (198,441)    (28,935)   (2,268,320)  (1,973,454)    (851,347)    (731,284)    (437,762)    (258,151)
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------

    891,631      440,716     547,513     5,624,166    6,157,149    4,808,127    1,645,896    2,169,001    1,294,157
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------
  1,283,612      783,538     476,169     6,322,793    6,483,384    5,111,116    1,368,347    3,211,732      520,391
  1,497,220      713,682     237,513    12,697,066    6,213,682    1,102,566    4,480,813    1,269,081      748,690
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------
 $2,780,832   $1,497,220    $713,682   $19,019,859  $12,697,066   $6,213,682   $5,849,160   $4,480,813   $1,269,081
 ==========   ==========    ========   ===========  ===========   ==========   ==========   ==========   ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                   LORD ABBETT BOND DEBENTURE              MET/AIM MID CAP CORE EQUITY
                                                       INVESTMENT DIVISION                     INVESTMENT DIVISION
                                             --------------------------------------  ---------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                                                ENDED        ENDED        ENDED         ENDED        ENDED     MAY 1, 2002 TO
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                 2004         2003         2002          2004         2003          2002
                                             ------------ ------------ ------------  ------------ ------------ --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $   473,273  $   152,818  $    973,281   $  (12,732)  $   3,638      $   (347)
  Net realized (losses) gains from security
   transactions.............................     291,351      193,651    (1,917,698)     127,885       6,414        (1,242)
  Change in unrealized appreciation
   (depreciation) of investments............     258,228    1,482,057       942,025      100,268     140,733        (6,351)
                                             -----------  -----------  ------------   ----------   ---------      --------
  Net increase (decrease) in net assets
   resulting from operations................   1,022,852    1,828,526        (2,392)     215,421     150,785        (7,940)
                                             -----------  -----------  ------------   ----------   ---------      --------
From capital transactions:
  Net premiums..............................   2,983,780    2,591,207     2,717,585      685,733     376,221        70,763
  Redemptions...............................    (964,051)    (564,230)     (441,582)     (25,490)     (9,516)         (929)
  Net investment division transfers.........     337,183    1,098,872    11,021,486      562,287     345,361       212,616
  Other net transfers.......................  (1,084,450)  (1,180,205)  (13,341,702)    (302,486)   (126,899)      (21,530)
                                             -----------  -----------  ------------   ----------   ---------      --------
  Net (decrease) increase in net assets
   resulting from capital transactions......   1,272,462    1,945,644       (44,213)     920,044     585,167       260,920
                                             -----------  -----------  ------------   ----------   ---------      --------
NET CHANGE IN NET ASSETS....................   2,295,314    3,774,170       (46,605)   1,135,465     735,952       252,980
NET ASSETS - BEGINNING OF PERIOD............  12,846,410    9,072,240     9,118,845      988,932     252,980            --
                                             -----------  -----------  ------------   ----------   ---------      --------
NET ASSETS - END OF PERIOD.................. $15,141,724  $12,846,410  $  9,072,240   $2,124,397   $ 988,932      $252,980
                                             ===========  ===========  ============   ==========   =========      ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

        MET/AIM SMALL CAP GROWTH               HARRIS OAKMARK INTERNATIONAL               JANUS AGGRESSIVE GROWTH
          INVESTMENT DIVISION                      INVESTMENT DIVISION                      INVESTMENT DIVISION
---------------------------------------  ---------------------------------------  ---------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
   ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2004         2003          2002          2004         2003          2002          2004         2003          2002
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------ --------------
 $   (7,126)   $ (2,947)     $   (281)    $  (14,172)   $  6,375      $    (88)    $  (40,203)  $  (25,914)   $  (13,648)

      6,508      66,977          (593)        87,469      72,432          (843)        40,466     (314,628)      (88,254)

     68,634      51,242        (4,322)       413,695      49,401        (2,920)       408,503    1,135,120      (439,373)
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------

     68,016     115,272        (5,196)       486,992     128,208        (3,851)       408,766      794,578      (541,275)
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------
    398,392     201,753        30,362        717,538     111,653        59,332      1,751,040    1,735,338     1,597,876
    (10,096)     (5,605)         (129)       (18,505)       (357)         (178)       (82,547)     (28,560)      (23,600)
    177,443     286,464        84,320      2,229,550     446,278       122,434         96,192      112,849       546,414
   (133,848)    (70,229)        6,439       (265,382)    (22,736)      (27,767)      (602,774)    (614,940)     (542,904)
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------

    431,891     412,383       120,992      2,663,201     534,838       153,821      1,161,911    1,204,687     1,577,786
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------
    499,907     527,655       115,796      3,150,193     663,046       149,970      1,570,677    1,999,265     1,036,511
    643,451     115,796            --        813,016     149,970            --      4,086,776    2,087,511     1,051,000
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------
 $1,143,358    $643,451      $115,796     $3,963,209    $813,016      $149,970     $5,657,453   $4,086,776    $2,087,511
 ==========    ========      ========     ==========    ========      ========     ==========   ==========    ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               NEUBERGER BERMAN
                                                           LORD ABBETT GROWTH & INCOME            REAL ESTATE
                                                               INVESTMENT DIVISION            INVESTMENT DIVISION
                                                    ----------------------------------------- -------------------
                                                    FOR THE YEAR FOR THE YEAR FOR THE PERIOD    FOR THE PERIOD
                                                       ENDED        ENDED     OCTOBER 1, 2002   MAY 3, 2004 TO
                                                    DECEMBER 31, DECEMBER 31,   TO DECEMBER      DECEMBER 31,
                                                        2004         2003        31, 2002            2004
                                                    ------------ ------------ --------------- -------------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.....................   $    23      $   (47)         $--           $   70,281
  Net realized (losses) gains from security
   transactions....................................        37           20           --                5,929
  Change in unrealized appreciation (depreciation)
   of investments..................................     3,095        3,750           --              124,804
                                                      -------      -------          ---           ----------
  Net increase (decrease) in net assets resulting
   from operations.................................     3,155        3,723           --              201,014
                                                      -------      -------          ---           ----------
From capital transactions:
  Net premiums.....................................    15,555        4,885           --              228,551
  Redemptions......................................        --           --           --               (7,728)
  Net investment division transfers................    13,764       12,124           --            1,619,564
  Other net transfers..............................     1,681         (203)          --              (76,648)
                                                      -------      -------          ---           ----------
  Net (decrease) increase in net assets resulting
   from capital transactions.......................    31,000       16,806           --            1,763,739
                                                      -------      -------          ---           ----------
NET CHANGE IN NET ASSETS...........................    34,155       20,529           --            1,964,753
NET ASSETS - BEGINNING OF PERIOD...................    20,529           --           --                   --
                                                      -------      -------          ---           ----------
NET ASSETS - END OF PERIOD.........................   $54,684      $20,529          $--           $1,964,753
                                                      =======      =======          ===           ==========

                                                        LORD ABBETT
                                                       MID-CAP VALUE
                                                    INVESTMENT DIVISION
                                                    -------------------
                                                      FOR THE PERIOD
                                                      MAY 3, 2004 TO
                                                       DECEMBER 31,
                                                           2004
                                                    -------------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.....................        $  6
  Net realized (losses) gains from security
   transactions....................................          --
  Change in unrealized appreciation (depreciation)
   of investments..................................          10
                                                           ----
  Net increase (decrease) in net assets resulting
   from operations.................................          16
                                                           ----
From capital transactions:
  Net premiums.....................................         234
  Redemptions......................................          --
  Net investment division transfers................          --
  Other net transfers..............................          (4)
                                                           ----
  Net (decrease) increase in net assets resulting
   from capital transactions.......................         230
                                                           ----
NET CHANGE IN NET ASSETS...........................         246
NET ASSETS - BEGINNING OF PERIOD...................          --
                                                           ----
NET ASSETS - END OF PERIOD.........................        $246
                                                           ====

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

   THIRD AVENUE             DREYFUS               DREYFUS            GOLDMAN SACHS              MFS
  SMALL CAP VALUE     INTERNATIONAL VALUE      APPRECIATION          MID CAP VALUE          HIGH INCOME
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------   -------------------   -------------------   -------------------
  FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
  MAY 3, 2004 TO        MAY 3, 2004 TO        MAY 3, 2004 TO        MAY 3, 2004 TO        MAY 3, 2004 TO
   DECEMBER 31,          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
       2004                  2004                  2004                  2004                  2004
-------------------   -------------------   -------------------   -------------------   -------------------
      $   94                $ 1,260               $   45                $ 1,218               $   (87)
          21                     47                   --                      1                    69
         (54)                  (934)                 217                   (464)                3,152
      ------                -------               ------                -------               -------
          61                    373                  262                    755                 3,134
      ------                -------               ------                -------               -------
       2,238                  2,238                  341                     --                    --
          --                     --                   --                     --                    --
       2,151                 12,947                2,943                 12,663                48,923
         (43)                   (18)                (209)                (1,142)               (1,091)
      ------                -------               ------                -------               -------
       4,346                 15,167                3,075                 11,521                47,832
      ------                -------               ------                -------               -------
       4,407                 15,540                3,337                 12,276                50,966
          --                     --                   --                     --                    --
      ------                -------               ------                -------               -------
      $4,407                $15,540               $3,337                $12,276               $50,966
      ======                =======               ======                =======               =======

    WELLS FARGO            WELLS FARGO
LARGE COMPANY GROWTH      EQUITY INCOME
INVESTMENT DIVISION    INVESTMENT DIVISION
--------------------   -------------------
   FOR THE PERIOD        FOR THE PERIOD
   MAY 3, 2004 TO        MAY 3, 2004 TO
    DECEMBER 31,          DECEMBER 31,
        2004                  2004
--------------------   -------------------
       $   (1)               $   (1)
            6                    10
           16                     3
       ------                ------
           21                    12
       ------                ------
        2,238                 2,238
           --                    --
        2,151                 2,151
          (75)                  (60)
       ------                ------
        4,314                 4,329
       ------                ------
        4,335                 4,341
           --                    --
       ------                ------
       $4,335                $4,341
       ======                ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2004

1.  BUSINESS

Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on December 13, 1988 to support Metropolitan Life's operations with respect to certain variable universal life insurance policies ("Policies"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on January 5, 1990 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account supports six variable universal life insurance policies:
Flexible Premium Multifunded Life ("UL II"), MetLife Flexible Premium Variable Life ("MetFlex"), Group Variable Universal Life ("GVUL"), Flexible Premium Multifunded Life ("Equity Advantage VUL"), Variable Additional Insurance ("VAI") and Variable Additional Benefits Rider ("VABR").

The Separate Account is divided into eighty-five investment divisions. The separate account presently does not have assets invested in each of the investment divisions but each investment division is available as an investment option. Each investment division invests its assets exclusively in shares of corresponding portfolios, series or funds (with the same name) within the Metropolitan Fund, Janus Fund, AIM Funds, Franklin Fund, Alliance Fund, Fidelity Funds, American Fund, Met Investors Fund, American Century Fund, Delaware Fund, Dreyfus Fund, Goldman Sachs Fund, MFS Fund, Van Kampen Fund, or Wells Fargo Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable universal life policies is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

The table below presents the fund divisions within the Separate Account:

             State Street Research
              Investment Trust          Fidelity Contrafund
              Investment Division        Investment Division
             State Street Research      Fidelity Asset Manager
              Diversified Investment     Growth Investment
              Division                   Division
             State Street Research
              Aggressive Growth         Fidelity Growth
              Investment Division        Investment Division
             MetLife Stock Index        Fidelity Investment Grade
              Investment Division        Bond Investment Division
                                         (c)
             FI International Stock     Fidelity Equity-Income
              Investment Division        Investment Division (c)
             FI Mid Cap Opportunities   American Funds Growth
              Investment Division        Investment Division
             T. Rowe Price Small Cap    American Funds
              Growth Investment          Growth-Income Investment
              Division                   Division
             Scudder Global Equity      American Funds Global
              Investment Division        Small Capitalization
                                         Investment Division
             Harris Oakmark Large Cap   T. Rowe Price Mid Cap
              Value Investment Division  Growth Investment
                                         Division
             Neuberger Berman Partners  MFS Research
              Mid Cap Value Investment   International Investment
              Division                   Division
             T. Rowe Price Large Cap
              Growth Investment         PIMCO Total Return
              Division                   Investment Division
             Lehman Brothers Aggregate
              Bond Index Investment     PIMCO PEA Innovation
              Division                   Investment Division
             Morgan Stanley EAFE Index  Lord Abbett Bond
              Investment Division        Debenture Investment
                                         Division
             Russell 2000 Index         Met/AIM Mid Cap Core
              Investment Division        Equity Investment
                                         Division (a)
             Met/Putnam Voyager         Met/AIM Small Cap Growth
              Investment Division        Investment Division (a)
             State Street Research      Harris Oakmark
              Aurora Investment          International Investment
              Division                   Division (a)
             MetLife Mid Cap Stock      Janus Aggressive Growth
              Index Investment Division  Investment Division
             Franklin Templeton Small   Lord Abbett Growth &
              Cap Growth Investment      Income Investment
              Division                   Division (b)
             State Street Research      Neuberger Berman Real
              Large Cap Value            Estate Investment
              Investment Division (a)    Division (c)
             Davis Venture Value        Lord Abbett Growth
              Investment Division        Opportunities Investment
                                         Division (c)
             Loomis Sayles Small Cap    Lord Abbett Mid-Cap Value
              Investment Division        Investment Division (c)
             State Street Research      Third Avenue Small Cap
              Large Cap Growth           Value Investment
              Investment Division        Division (c)
             MFS Investors Trust        American Century
              Investment Division        International Investment
                                         Division (c)
             State Street Research
              Bond Income Investment    American Century Vista
              Division                   Investment Division (c)
             FI Value Leaders           American Century Value
              Investment Division        Investment Division (c)
             Harris Oakmark Focused     Delaware Small Cap Value
              Value Investment Division  Investment Division (c)
             Salomon Brothers
              Strategic Bond
              Opportunities Investment  Dreyfus Mid Cap Stock
              Division                   Investment Division (c)
             Salomon Brothers U.S.
              Government Investment     Dreyfus Emerging Leaders
              Division                   Investment Division (c)

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


1.  BUSINESS -- (CONTINUED)

             State Street Research      Dreyfus International
              Money Market Investment    Value Investment
              Division                   Division (c)
             MFS Total Return           Dreyfus Appreciation
              Investment Division (c)    Investment Division (c)
             Janus Aspen Growth         Goldman Sachs Mid Cap
              Investment Division        Value Investment
                                         Division (c)
             Janus Aspen Balanced       Goldman Sachs Core Small
              Investment Division (c)    Cap Equity Investment
                                         Division (c)
             Janus Aspen Capital
              Appreciation Investment   MFS Global Equity
              Division (c)               Investment Division (c)
             Invesco VIF Equity Income  MFS High Income
              Investment Division        Investment Division (c)
             AIM Government Securities  MFS Value Investment
              Investment Division (c)    Division (c)
             AIM Real Estate            MFS New Discovery
              Investment Division        Investment Division (c)
             Franklin Templeton
              International Stock       Van Kampen Government
              Investment Division        Investment Division (c)
             Franklin Templeton Growth  Wells Fargo Total Return
              Securities Investment      Bond Investment Division
              Division (c)               (c)
             Franklin Mutual Discovery  Wells Fargo Money Market
              Investment Division (c)    Investment Division (c)
             Alliance Growth & Income   Wells Fargo Asset
              Investment Division        Allocation Investment
                                         Division (c)
             Alliance Technology        Wells Fargo Growth
              Investment Division        Investment Division (c)
             Alliance U.S. Government   Wells Fargo Large Company
              Investment Division (c)    Growth Investment
                                         Division (c)
                                        Wells Fargo Equity Income
                                         Investment Division (c)

(a) Operations commenced on May 1, 2002, for five new investment divisions added to the Separate Account on that date.

(b) Operations commenced on October 31, 2002, for one new investment division added to the Separate Account on that date.

(c) Operations commenced on May 3, 2004, for thirty-five new investment divisions added to the Separate Account on that date.

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been provided in accordance with accounting principles generally accepted in the United States of America for variable universal life separate accounts registered as unit investment trusts.

A.  VALUATION OF INVESTMENTS

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

B.  SECURITY TRANSACTIONS

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

C.  FEDERAL INCOME TAXES

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

D.  NET PREMIUMS

       Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

D.  NET PREMIUMS -- (CONTINUED)

       income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

E.  USE OF ESTIMATES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

F.  PURCHASE PAYMENTS

       Purchase payments received by Metropolitan Life are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

3.  EXPENSES

With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 0.45% of the average daily values of the assets in the Separate Account for GVUL policies, 0.90% for UL II & UL 2001 policies, 0.75% for VAI and VABR policies less than $250,000, and 0.50% for VAI and VABR policies $250,000 and greater. A charge of 0.60% is assessed against the cash value of the assets in the separate account for MetFlex policies, 0.48% for MetFlex C policies and 0.40% for MetFlex Experience policies.

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and the proceeds from sales of investments for the year ended December 31, 2004 are as follows:

                                                                  PURCHASES  SALES
                                                                  --------- -------
                                                                   (IN THOUSANDS)
State Street Research Investment Trust Investment Division.......   22,300   25,718
State Street Research Diversified Investment Division............   21,941   15,354
State Street Research Aggressive Growth Investment Division......   10,234   13,655
MetLife Stock Index Investment Division..........................   71,689   27,010
FI International Stock Investment Division.......................    7,174    9,878
FI Mid Cap Opportunities Investment Division (c).................   20,605    6,601
T. Rowe Price Small Cap Growth Investment Division...............   10,008    8,136
Scudder Global Equity Investment Division........................    4,300    3,101
Harris Oakmark Large Cap Value Investment Division...............   13,190    4,304
Neuberger Berman Partners Mid Cap Value Investment Division......   11,604    2,274
T. Rowe Price Large Cap Growth Investment Division...............    7,322    7,790
Lehman Brothers Aggregate Bond Index Investment Division.........   19,113    7,060
Morgan Stanley EAFE Index Investment Division....................    9,604    6,349
Russell 2000 Index Investment Division...........................    8,183    4,176
Met/Putnam Voyager Investment Division...........................    1,793      416
State Street Research Aurora Investment Division.................   17,372    3,880
MetLife Mid Cap Stock Index Investment Division..................    9,379    5,203
Franklin Templeton Small Cap Growth Investment Division..........    1,487      446
State Street Research Large Cap Value Investment Division........    2,346      471
Davis Venture Value Investment Division..........................    7,790    3,996
Loomis Sayles Small Cap Investment Division......................    2,050      920
State Street Research Large Cap Growth Investment Division.......    2,621    1,613
MFS Investors Trust Investment Division..........................    1,600       87
MFS Research Managers Investment Division (a)....................      124      795
State Street Research Bond Income Investment Division............   22,635   28,566
FI Value Leaders Investment Division.............................      660       95
Harris Oakmark Focused Value Investment Division.................    9,902      954
Salomon Brothers Strategic Bond Opportunities Investment Division    3,816      532
Salomon Brothers U.S. Government Investment Division.............    3,191    1,078
State Street Research Money Market Investment Division...........   19,338   17,518
FI Mid Cap Opportunities Investment Division (a).................      864    1,826
MFS Total Return Investment Division (b).........................      745       18
Janus Aspen Growth Investment Division...........................      851      288
Janus Aspen Balanced Investment Division (b).....................     .238     .005
Invesco VIF Equity Income Investment Division....................       55        8
AIM Government Securities Investment Division....................        6        1
AIM Real Estate Investment Division..............................    1,249      370
Franklin Templeton International Stock Investment Division.......    2,177    1,684
Alliance Growth & Income Investment Division.....................      958      135
Alliance Technology Investment Division..........................        6       33
Fidelity Contrafund Investment Division..........................      235      422
Fidelity Asset Manager Growth Investment Division................      366      115
Fidelity Growth Investment Division..............................      125       64
Fidelity Investment Grade Bond Investment Division (b)...........       14        1
Fidelity Equity-Income Investment Division (b)...................        -        -
American Funds Growth Investment Division........................   16,126      343
American Funds Growth-Income Investment Division.................   12,321      472
American Funds Global Small Capitalization Investment Division...    5,531      668
T. Rowe Price Mid Cap Growth Investment Division.................    2,494      238
MFS Research International Investment Division...................    3,156    2,272
PIMCO Total Return Investment Division...........................    7,487      787
PIMCO PEA Innovation Investment Division.........................    2,475      857
Lord Abbett Bond Debenture Investment Division...................    4,897    3,028
Met/AIM Mid Cap Core Equity Investment Division..................    1,543      636
Met/AIM Small Cap Growth Investment Division.....................      642      218
Harris Oakmark International Investment Division.................    3,991    1,343
Janus Aggressive Growth Investment Division......................    1,441      304
Lord Abbett Growth & Income Investment Division..................       22     .124
Neuberger Berman Real Estate Investment Division (b).............    1,867       34
Lord Abbett Mid-Cap Value Investment Division (b)................     .242     .005
Third Avenue Small Cap Value Investment Division (b).............        6        1
Dreyfus International Value Investment Division (b)..............       18        1
Dreyfus Appreciation Investment Division (b).....................        3        -
Goldman Sachs Mid Cap Value Investment Division (b)..............       14     .047
MFS High Income Investment Division (b)..........................       49        1
Wells Fargo Large Company Growth Investment Division (b).........        6        1
Wells Fargo Equity Income Investment Division (b)................        6        1
                                                                   -------  -------
Total............................................................  415,117  224,146
                                                                   =======  =======

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                 STATE STREET RESEARCH STATE STREET RESEARCH STATE STREET RESEARCH       METLIFE
                                   INVESTMENT TRUST         DIVERSIFIED        AGGRESSIVE GROWTH       STOCK INDEX
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                 --------------------- --------------------- --------------------- -------------------
(IN THOUSANDS)
Outstanding at December, 2003...        16,151                12,881                11,833               25,747
Activity during 2004:
  Issued........................         3,924                 3,355                 2,393                9,696
  Redeemed......................        (3,568)               (2,781)               (2,451)              (5,967)
                                        ------                ------                ------               ------
Outstanding at December 31, 2004        16,507                13,455                11,775               29,476
                                        ======                ======                ======               ======

Outstanding at December, 2002...        15,060                12,268                11,447               22,140
Activity during 2003:
  Issued........................         5,136                 3,873                 3,343               10,343
  Redeemed......................        (4,045)               (3,260)               (2,957)              (6,736)
                                        ------                ------                ------               ------
Outstanding at December 31, 2003        16,151                12,881                11,833               25,747
                                        ======                ======                ======               ======

Outstanding at December, 2001...        13,264                11,138                10,503               17,015
Activity during 2002:
  Issued........................         5,072                 3,678                 3,343                9,909
  Redeemed......................        (3,276)               (2,548)               (2,399)              (4,784)
                                        ------                ------                ------               ------
Outstanding at December 31, 2002        15,060                12,268                11,447               22,140
                                        ======                ======                ======               ======

Outstanding at December 31, 2000        11,054                 9,234                 9,254               11,689
Activity during 2001:
  Issued........................         2,828                 2,200                 1,392                6,525
  Redeemed......................          (618)                 (296)                 (143)              (1,199)
                                        ------                ------                ------               ------
Outstanding at December 31, 2001        13,264                11,138                10,503               17,015
                                        ======                ======                ======               ======

                                         FI
                                 INTERNATIONAL STOCK
                                 INVESTMENT DIVISION
                                 -------------------
(IN THOUSANDS)
Outstanding at December, 2003...        3,484
Activity during 2004:
  Issued........................          836
  Redeemed......................       (1,079)
                                       ------
Outstanding at December 31, 2004        3,241
                                       ======

Outstanding at December, 2002...        3,296
Activity during 2003:
  Issued........................        1,224
  Redeemed......................       (1,036)
                                       ------
Outstanding at December 31, 2003        3,484
                                       ======

Outstanding at December, 2001...        3,106
Activity during 2002:
  Issued........................        1,176
  Redeemed......................         (986)
                                       ------
Outstanding at December 31, 2002        3,296
                                       ======

Outstanding at December 31, 2000        2,709
Activity during 2001:
  Issued........................        1,578
  Redeemed......................       (1,181)
                                       ------
Outstanding at December 31, 2001        3,106
                                       ======

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004, to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

      FI MID CAP           T. ROWE PRICE          SCUDDER         HARRIS OAKMARK       NEUBERGER BERMAN       T. ROWE PRICE
     OPPORTUNITIES       SMALL CAP GROWTH      GLOBAL EQUITY      LARGE CAP VALUE   PARTNERS MID CAP VALUE  LARGE CAP GROWTH
INVESTMENT DIVISION (C) INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
----------------------- ------------------- ------------------- ------------------- ---------------------- -------------------
        13,348                 5,032               2,140               3,060                1,946                 3,290
         3,916                 1,399                 582               1,554                1,038                 1,153
        (2,980)               (1,245)               (521)               (847)                (549)               (1,146)
        ------                ------               -----               -----                -----                ------
        14,284                 5,186               2,201               3,767                2,435                 3,297
        ======                ======               =====               =====                =====                ======

        11,521                 4,460               1,978               2,346                1,567                 2,853
         5,469                 1,729                 768               1,639                  892                 1,408
        (3,642)               (1,157)               (606)               (925)                (513)                 (971)
        ------                ------               -----               -----                -----                ------
        13,348                 5,032               2,140               3,060                1,946                 3,290
        ======                ======               =====               =====                =====                ======

         8,481                 3,561               2,000               1,242                1,076                 2,124
         5,867                 1,777                 687               1,697                  906                 1,289
        (2,827)                 (878)               (709)               (593)                (415)                 (560)
        ------                ------               -----               -----                -----                ------
        11,521                 4,460               1,978               2,346                1,567                 2,853
        ======                ======               =====               =====                =====                ======

         5,367                 2,995               1,848                 220                  456                   632
         3,701                   918                 209               1,076                  790                 2,004
          (587)                 (352)                (57)                (54)                (170)                 (512)
        ------                ------               -----               -----                -----                ------
         8,481                 3,561               2,000               1,242                1,076                 2,124
        ======                ======               =====               =====                =====                ======

  LEHMAN BROTHERS      MORGAN STANLEY
AGGREGATE BOND INDEX     EAFE INDEX
INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- -------------------
        4,064               2,676
        2,030               1,732
       (1,281)             (1,393)
       ------              ------
        4,813               3,015
       ======              ======

        4,147               2,044
        2,097               2,174
       (2,180)             (1,542)
       ------              ------
        4,064               2,676
       ======              ======

        3,153               1,352
        1,774               1,485
         (780)               (793)
       ------              ------
        4,147               2,044
       ======              ======

        1,730                 544
        2,267               1,865
         (844)             (1,057)
       ------              ------
        3,153               1,352
       ======              ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                       RUSSELL           MET/PUTNAM      STATE STREET RESEARCH     METLIFE MID
                                     2000 INDEX            VOYAGER              AURORA           CAP STOCK INDEX
                                 INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ------------------- --------------------- -------------------
(IN THOUSANDS)
Outstanding at December, 2003...        2,085               1,913                3,372                2,338
Activity during 2004:
  Issued........................        1,030                 770                1,705                1,212
  Redeemed......................         (734)               (481)                (913)                (892)
                                        -----               -----               ------                -----
Outstanding at December 31, 2004        2,381               2,202                4,164                2,658
                                        =====               =====               ======                =====

Outstanding at December, 2002...        1,614               1,463                2,599                1,762
Activity during 2003:
  Issued........................        1,138               1,235                1,832                1,301
  Redeemed......................         (667)               (785)              (1,059)                (725)
                                        -----               -----               ------                -----
Outstanding at December 31, 2003        2,085               1,913                3,372                2,338
                                        =====               =====               ======                =====

Outstanding at December, 2001...          920                 792                1,317                  867
Activity during 2002:
  Issued........................        1,015               1,075                1,944                1,231
  Redeemed......................         (321)               (404)                (662)                (336)
                                        -----               -----               ------                -----
Outstanding at December 31, 2002        1,614               1,463                2,599                1,762
                                        =====               =====               ======                =====

Outstanding at December 31, 2000          512                 131                  164                  210
Activity during 2001:
  Issued........................        1,181                 704                1,201                  693
  Redeemed......................         (773)                (43)                 (48)                 (36)
                                        -----               -----               ------                -----
Outstanding at December 31, 2001          920                 792                1,317                  867
                                        =====               =====               ======                =====

                                 FRANKLIN TEMPLETON
                                  SMALL CAP GROWTH
                                 INVESTMENT DIVISION
                                 -------------------
(IN THOUSANDS)
Outstanding at December, 2003...         329
Activity during 2004:
  Issued........................         240
  Redeemed......................        (129)
                                        ----
Outstanding at December 31, 2004         440
                                        ====

Outstanding at December, 2002...         198
Activity during 2003:
  Issued........................         266
  Redeemed......................        (135)
                                        ----
Outstanding at December 31, 2003         329
                                        ====

Outstanding at December, 2001...          52
Activity during 2002:
  Issued........................         215
  Redeemed......................         (69)
                                        ----
Outstanding at December 31, 2002         198
                                        ====

Outstanding at December 31, 2000          --
Activity during 2001:
  Issued........................          54
  Redeemed......................          (2)
                                        ----
Outstanding at December 31, 2001          52
                                        ====

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004, to December 31, 2004
(c) Formerly, Janus Mid Cap Value Investment Division

STATE STREET RESEARCH        DAVIS           LOOMIS SAYLES    STATE STREET RESEARCH         MFS                   MFS
   LARGE CAP VALUE       VENTURE VALUE         SMALL CAP        LARGE CAP GROWTH      INVESTORS TRUST      RESEARCH MANAGERS
 INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION (A)
--------------------- ------------------- ------------------- --------------------- ------------------- -----------------------
         103                 1,322                30                   721                  186                    81
         264                   446                17                   211                  272                    21
         (96)                 (402)               (9)                  (81)                 (91)                 (102)
         ---                 -----                --                   ---                 ----                  ----
         271                 1,366                38                   851                  367                    --
         ===                 =====                ==                   ===                 ====                  ====

          23                   901                18                   589                  104                    47
         147                   650                21                   200                  272                    54
         (67)                 (229)               (9)                  (68)                (190)                  (20)
         ---                 -----                --                   ---                 ----                  ----
         103                 1,322                30                   721                  186                    81
         ===                 =====                ==                   ===                 ====                  ====

          --                   297                11                     6                   43                    13
          27                   754                12                   624                  110                    73
          (4)                 (150)               (5)                  (41)                 (49)                  (39)
         ---                 -----                --                   ---                 ----                  ----
          23                   901                18                   589                  104                    47
         ===                 =====                ==                   ===                 ====                  ====

          --                    39                 2                    --                   --                    --
          --                   267                10                     6                   47                    83
          --                    (9)               (1)                   --                   (4)                  (70)
         ---                 -----                --                   ---                 ----                  ----
          --                   297                11                     6                   43                    13
         ===                 =====                ==                   ===                 ====                  ====

STATE STREET RESEARCH         FI
     BOND INCOME         VALUE LEADERS
 INVESTMENT DIVISION  INVESTMENT DIVISION
--------------------- -------------------
        5,517                  49
        1,298                  78
       (2,099)                (26)
       ------                 ---
        4,716                 101
       ======                 ===

        5,564                  12
        1,494                  75
       (1,541)                (38)
       ------                 ---
        5,517                  49
       ======                 ===

        4,202                   3
        2,094                  15
         (732)                 (6)
       ------                 ---
        5,564                  12
       ======                 ===

        3,980                  --
        1,197                   3
         (975)                 --
       ------                 ---
        4,202                   3
       ======                 ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                   HARRIS OAKMARK          SALOMON BROTHERS        SALOMON BROTHERS   STATE STREET RESEARCH
                                    FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES   U.S. GOVERNMENT       MONEY MARKET
                                 INVESTMENT DIVISION     INVESTMENT DIVISION      INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ---------------------------- ------------------- ---------------------
(IN THOUSANDS)
Outstanding at December, 2003...         115                      375                     559                 1,760
Activity during 2004:
  Issued........................          74                      412                     425                   965
  Redeemed......................         (35)                    (191)                   (279)                 (845)
                                         ---                     ----                    ----                ------
Outstanding at December 31, 2004         154                      596                     705                 1,880
                                         ===                     ====                    ====                ======

Outstanding at December, 2002...          76                      177                     340                 1,981
Activity during 2003:
  Issued........................          72                      430                     626                   526
  Redeemed......................         (33)                    (232)                   (407)                 (747)
                                         ---                     ----                    ----                ------
Outstanding at December 31, 2003         115                      375                     559                 1,760
                                         ===                     ====                    ====                ======

Outstanding at December, 2001...          23                       41                      71                 2,156
Activity during 2002:
  Issued........................          72                      195                     393                 1,770
  Redeemed......................         (19)                     (59)                   (124)               (1,945)
                                         ---                     ----                    ----                ------
Outstanding at December 31, 2002          76                      177                     340                 1,981
                                         ===                     ====                    ====                ======

Outstanding at December 31, 2000          --                       --                      --                 1,479
Activity during 2001:
  Issued........................          24                       42                      99                 2,983
  Redeemed......................          (1)                      (1)                    (28)               (2,306)
                                         ---                     ----                    ----                ------
Outstanding at December 31, 2001          23                       41                      71                 2,156
                                         ===                     ====                    ====                ======

                                           FI
                                  MID CAP OPPORTUNITIES
                                 INVESTMENT DIVISION (A)
                                 -----------------------
(IN THOUSANDS)
Outstanding at December, 2003...            96
Activity during 2004:
  Issued........................            78
  Redeemed......................          (174)
                                          ----
Outstanding at December 31, 2004            --
                                          ====

Outstanding at December, 2002...            21
Activity during 2003:
  Issued........................           107
  Redeemed......................           (32)
                                          ----
Outstanding at December 31, 2003            96
                                          ====

Outstanding at December, 2001...            --
Activity during 2002:
  Issued........................            22
  Redeemed......................            (1)
                                          ----
Outstanding at December 31, 2002            21
                                          ====

Outstanding at December 31, 2000            --
Activity during 2001:
  Issued........................            --
  Redeemed......................            --
                                          ----
Outstanding at December 31, 2001            --
                                          ====

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

          MFS               JANUS ASPEN           JANUS ASPEN           INVESCO VIF               AIM
     TOTAL RETURN             GROWTH               BALANCED            EQUITY INCOME     GOVERNMENT SECURITIES
INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION (B)
----------------------- ------------------- ----------------------- ------------------- -----------------------
          --                    435                      --                 19                       --
          79                    110                 0.02235                  6                  0.42839
          (9)                   (36)               (0.00051)                (1)                (0.00834)
          --                   ----                --------                 --                 --------
          70                    509                 0.02184                 24                  0.42005
          ==                   ====                ========                 ==                 ========

          --                    354                      --                 15                       --
          --                    123                      --                  6                       --
          --                    (42)                     --                 (2)                      --
          --                   ----                --------                 --                 --------
          --                    435                      --                 19                       --
          ==                   ====                ========                 ==                 ========

          --                    236                      --                 12                       --
          --                    149                      --                  5                       --
          --                    (31)                     --                 (2)                      --
          --                   ----                --------                 --                 --------
          --                    354                      --                 15                       --
          ==                   ====                ========                 ==                 ========

          --                    473                      --                  2                       --
          --                     84                      --                 12                       --
          --                   (321)                     --                 (2)                      --
          --                   ----                --------                 --                 --------
          --                    236                      --                 12                       --
          ==                   ====                ========                 ==                 ========

        AIM         FRANKLIN TEMPLETON       ALLIANCE
    REAL ESTATE     INTERNATIONAL STOCK   GROWTH & INCOME
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------
         10                 403                 197
         55                 184                  90
        (10)               (143)                (12)
        ---                ----                 ---
         55                 444                 275
        ===                ====                 ===

         14                 344                 150
          2                 118                  67
         (6)                (59)                (20)
        ---                ----                 ---
         10                 403                 197
        ===                ====                 ===

          7                 189                  65
         61                 183                  95
        (54)                (28)                (10)
        ---                ----                 ---
         14                 344                 150
        ===                ====                 ===

         10                  99                   6
          1                 118                  60
         (4)                (28)                 (1)
        ---                ----                 ---
          7                 189                  65
        ===                ====                 ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                      ALLIANCE            FIDELITY             FIDELITY            FIDELITY
                                     TECHNOLOGY          CONTRAFUND      ASSET MANAGER GROWTH       GROWTH
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ------------------- -------------------- -------------------
(IN THOUSANDS)
Outstanding at December, 2003...          10                  97                  54                   47
Activity during 2004:
  Issued........................           1                  19                  37                   20
  Redeemed......................          (7)                (39)                 (8)                 (10)
                                         ---                 ---                  --                  ---
Outstanding at December 31, 2004           4                  77                  83                   57
                                         ===                 ===                  ==                  ===

Outstanding at December, 2002...           6                  35                  20                   28
Activity during 2003:
  Issued........................           5                  90                  39                   20
  Redeemed......................          (1)                (28)                 (5)                  (1)
                                         ---                 ---                  --                  ---
Outstanding at December 31, 2003          10                  97                  54                   47
                                         ===                 ===                  ==                  ===

Outstanding at December, 2001...           2                   3                  13                   13
Activity during 2002:
  Issued........................           4                  33                  15                   18
  Redeemed......................          --                  (1)                 (8)                  (3)
                                         ---                 ---                  --                  ---
Outstanding at December 31, 2002           6                  35                  20                   28
                                         ===                 ===                  ==                  ===

Outstanding at December 31, 2000          --                  --                  --                   --
Activity during 2001:
  Issued........................          26                   3                  14                   17
  Redeemed......................         (24)                 --                  (1)                  (4)
                                         ---                 ---                  --                  ---
Outstanding at December 31, 2001           2                   3                  13                   13
                                         ===                 ===                  ==                  ===

                                        FIDELITY                FIDELITY
                                  INVESTMENT GRADE BOND       EQUITY-INCOME
                                 INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
                                 ----------------------- -----------------------
(IN THOUSANDS)
Outstanding at December, 2003...           --                      --
Activity during 2004:
  Issued........................            1                       1
  Redeemed......................           --                      --
                                           --                      --
Outstanding at December 31, 2004            1                       1
                                           ==                      ==

Outstanding at December, 2002...           --                      --
Activity during 2003:
  Issued........................           --                      --
  Redeemed......................           --                      --
                                           --                      --
Outstanding at December 31, 2003           --                      --
                                           ==                      ==

Outstanding at December, 2001...           --                      --
Activity during 2002:
  Issued........................           --                      --
  Redeemed......................           --                      --
                                           --                      --
Outstanding at December 31, 2002           --                      --
                                           ==                      ==

Outstanding at December 31, 2000           --                      --
Activity during 2001:
  Issued........................           --                      --
  Redeemed......................           --                      --
                                           --                      --
Outstanding at December 31, 2001           --                      --
                                           ==                      ==

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

  AMERICAN FUNDS      AMERICAN FUNDS          AMERICAN FUNDS           T. ROWE PRICE             MFS
      GROWTH           GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION   MID CAP GROWTH    RESEARCH INTERNATIONAL
INVESTMENT DIVISION INVESTMENT DIVISION     INVESTMENT DIVISION     INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- --------------------------- ------------------- ----------------------
        417                 525                     378                     527                   151
        379                 469                     517                     519                   416
       (139)               (183)                   (219)                   (190)                 (332)
       ----                ----                    ----                    ----                  ----
        657                 811                     676                     856                   235
       ====                ====                    ====                    ====                  ====

        221                 287                     203                     294                    95
        313                 387                     375                     387                   397
       (117)               (149)                   (200)                   (154)                 (341)
       ----                ----                    ----                    ----                  ----
        417                 525                     378                     527                   151
       ====                ====                    ====                    ====                  ====

         53                  68                      49                      68                    28
        217                 287                     226                     328                   239
        (49)                (68)                    (72)                   (102)                 (172)
       ----                ----                    ----                    ----                  ----
        221                 287                     203                     294                    95
       ====                ====                    ====                    ====                  ====

         --                  --                      --                      --                    --
         67                  76                      55                      71                   113
        (14)                 (8)                     (6)                     (3)                  (85)
       ----                ----                    ----                    ----                  ----
         53                  68                      49                      68                    28
       ====                ====                    ====                    ====                  ====

       PIMCO             PIMCO PEA          LORD ABBETT
   TOTAL RETURN         INNOVATION        BOND DEBENTURE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------
       1,042                 932                 963
         865                 889                 444
        (424)               (548)               (392)
       -----               -----               -----
       1,483               1,273               1,015
       =====               =====               =====

         534                 416                 813
       1,055                 896                 478
        (547)               (380)               (328)
       -----               -----               -----
       1,042                 932                 963
       =====               =====               =====

         103                 121                 811
         623                 437                 216
        (192)               (142)               (214)
       -----               -----               -----
         534                 416                 813
       =====               =====               =====

          --                  --                 603
         123                 128                 291
         (20)                 (7)                (83)
       -----               -----               -----
         103                 121                 811
       =====               =====               =====

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                       MET/AIM             MET/AIM         HARRIS OAKMARK           JANUS
                                 MID CAP CORE EQUITY  SMALL CAP GROWTH      INTERNATIONAL     AGGRESSIVE GROWTH
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
(IN THOUSANDS)
Outstanding at December, 2003...          92                  60                  72                  583
Activity during 2004:
  Issued........................         172                  80                 431                  350
  Redeemed......................         (92)                (39)               (214)                (191)
                                         ---                 ---                ----                -----
Outstanding at December 31, 2004         172                 101                 289                  742
                                         ===                 ===                ====                =====

Outstanding at December, 2002...          30                  15                  18                  390
Activity during 2003:
  Issued........................          96                  99                 180                1,093
  Redeemed......................         (34)                (54)               (126)                (900)
                                         ---                 ---                ----                -----
Outstanding at December 31, 2003          92                  60                  72                  583
                                         ===                 ===                ====                =====

Outstanding at December, 2001...          --                  --                  --                  136
Activity during 2002:
  Issued........................          33                  17                  22                  414
  Redeemed......................          (3)                 (2)                 (4)                (160)
                                         ---                 ---                ----                -----
Outstanding at December 31, 2002          30                  15                  18                  390
                                         ===                 ===                ====                =====

Outstanding at December 31, 2000          --                  --                  --                   --
Activity during 2001:
  Issued........................          --                  --                  --                  162
  Redeemed......................          --                  --                  --                  (26)
                                         ---                 ---                ----                -----
Outstanding at December 31, 2001          --                  --                  --                  136
                                         ===                 ===                ====                =====

                                     LORD ABBETT        NEUBERGER BERMAN
                                   GROWTH & INCOME         REAL ESTATE
                                 INVESTMENT DIVISION INVESTMENT DIVISION (B)
                                 ------------------- -----------------------
(IN THOUSANDS)
Outstanding at December, 2003...          3                     --
Activity during 2004:
  Issued........................          3                    172
  Redeemed......................         --                    (20)
                                         --                    ---
Outstanding at December 31, 2004          6                    152
                                         ==                    ===

Outstanding at December, 2002...         --                     --
Activity during 2003:
  Issued........................          3                     --
  Redeemed......................         --                     --
                                         --                    ---
Outstanding at December 31, 2003          3                     --
                                         ==                    ===

Outstanding at December, 2001...         --                     --
Activity during 2002:
  Issued........................         --                     --
  Redeemed......................         --                     --
                                         --                    ---
Outstanding at December 31, 2002         --                     --
                                         ==                    ===

Outstanding at December 31, 2000         --                     --
Activity during 2001:
  Issued........................         --                     --
  Redeemed......................         --                     --
                                         --                    ---
Outstanding at December 31, 2001         --                     --
                                         ==                    ===

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

      LORD ABBETT            THIRD AVENUE               DREYFUS                 DREYFUS              GOLDMAN SACHS
     MID-CAP VALUE          SMALL CAP VALUE       INTERNATIONAL VALUE        APPRECIATION            MID CAP VALUE
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
----------------------- ----------------------- ----------------------- ----------------------- -----------------------
             --                      --                   --                         --                   --
        0.02145                  0.3729                    1                    0.33635                    1
       (0.00050)                (0.0074)                  --                   (0.01209)                  --
       --------                 -------                   --                   --------                   --
        0.02095                  0.3655                    1                    0.32426                    1
       ========                 =======                   ==                   ========                   ==

             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
       --------                 -------                   --                   --------                   --
             --                      --                   --                         --                   --
       ========                 =======                   ==                   ========                   ==

             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
       --------                 -------                   --                   --------                   --
             --                      --                   --                         --                   --
       ========                 =======                   ==                   ========                   ==

             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
       --------                 -------                   --                   --------                   --
             --                      --                   --                         --                   --
       ========                 =======                   ==                   ========                   ==

          MFS                 WELLS FARGO             WELLS FARGO
      HIGH INCOME        LARGE COMPANY GROWTH        EQUITY INCOME
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
----------------------- ----------------------- -----------------------
          --                         --                      --
           5                    0.42421                 0.40988
          --                   (0.00825)               (0.00803)
          --                   --------                --------
           5                    0.41596                 0.40184
          ==                   ========                ========

          --                         --                      --
          --                         --                      --
          --                         --                      --
          --                   --------                --------
          --                         --                      --
          ==                   ========                ========

          --                         --                      --
          --                         --                      --
          --                         --                      --
          --                   --------                --------
          --                         --                      --
          ==                   ========                ========

          --                         --                      --
          --                         --                      --
          --                         --                      --
          --                   --------                --------
          --                         --                      --
          ==                   ========                ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                   STATE STREET RESEARCH STATE STREET RESEARCH
                                                                     INVESTMENT TRUST         DIVERSIFIED
                                                                    INVESTMENT DIVISION   INVESTMENT DIVISION
                                                                   --------------------- ---------------------
2004
Units (In Thousands)..............................................             16,507                13,455
Unit Fair Value, Lowest to Highest (1)............................   $11.71 to $36.38      $12.79 to $32.95
Net Assets (In Thousands).........................................           $399,817              $315,177
Investment Income Ratio to Net Assets (2).........................              0.71%                 1.83%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%        0.40% to 0.90%
Total Return, Lowest to Highest (4)...............................    9.87% to 10.86%        7.54% to 8.51%
2003
Units (In Thousands)..............................................             16,151                12,881
Unit Fair Value, Lowest to Highest (1)............................   $10.57 to $33.12      $11.79 to $30.64
Net Assets (In Thousands).........................................           $367,087              $289,033
Investment Income Ratio to Net Assets (2).........................              0.83%                 3.73%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%        0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................   29.08% to 30.24%      19.48% to 20.56%
2002
Units (In Thousands)..............................................             15,060                12,268
Unit Fair Value, Lowest to Highest (1)............................    $8.11 to $25.66       $9.78 to $25.64
Net Assets (In Thousands).........................................           $276,980              $238,020
Investment Income Ratio to Net Assets (2).........................              0.54%                 2.27%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%        0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................       -27% to -26%          -15% to -14%
2001
Units (In Thousands)..............................................             13,264                11,138
Unit Fair Value, Lowest to Highest (1)............................   $10.98 to $35.04      $11.35 to $30.04
Net Assets (In Thousands).........................................           $356,701              $265,724
Investment Income Ratio to Net Assets (2).........................             13.53%                 9.67%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%        0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................       -18% to -17%            -7% to -6%

                                                                   STATE STREET RESEARCH       METLIFE
                                                                     AGGRESSIVE GROWTH       STOCK INDEX
                                                                    INVESTMENT DIVISION  INVESTMENT DIVISION
                                                                   --------------------- -------------------
2004
Units (In Thousands)..............................................             11,775               29,476
Unit Fair Value, Lowest to Highest (1)............................   $13.23 to $18.89     $10.59 to $32.05
Net Assets (In Thousands).........................................           $207,749             $548,176
Investment Income Ratio to Net Assets (2).........................              0.00%                0.83%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.40% to 0.90%       0.40% to 0.90%
Total Return, Lowest to Highest (4)...............................   11.97% to 12.98%      9.55% to 10.53%
2003
Units (In Thousands)..............................................             11,833               25,747
Unit Fair Value, Lowest to Highest (1)............................   $11.71 to $16.87      $9.58 to $29.26
Net Assets (In Thousands).........................................           $187,268             $457,114
Investment Income Ratio to Net Assets (2).........................              0.00%                1.65%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%       0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................   39.53% to 40.79%     27.06% to 28.20%
2002
Units (In Thousands)..............................................             11,447               22,140
Unit Fair Value, Lowest to Highest (1)............................    $8.32 to $12.09      $7.48 to $23.03
Net Assets (In Thousands).........................................           $130,816             $326,228
Investment Income Ratio to Net Assets (2).........................              0.00%                1.61%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%       0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................               -29%         -23% to -22%
2001
Units (In Thousands)..............................................             10,503               17,015
Unit Fair Value, Lowest to Highest (1)............................   $11.67 to $17.12      $9.62 to $29.91
Net Assets (In Thousands).........................................           $171,692             $346,931
Investment Income Ratio to Net Assets (2).........................             24.84%                1.17%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%       0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................               -24%         -13% to -12%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

        FI                  FI MID CAP             T. ROWE PRICE        SCUDDER GLOBAL        HARRIS OAKMARK
INTERNATIONAL STOCK        OPPORTUNITIES         SMALL CAP GROWTH           EQUITY            LARGE CAP VALUE
INVESTMENT DIVISION   INVESTMENT DIVISION (C)   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -----------------------   -------------------   -------------------   -------------------
            3,241                  14,284                   5,186                 2,201                 3,767
 $11.67 to $16.22         $6.66 to $18.87         $7.41 to $15.57      $15.04 to $16.76      $12.79 to $16.08
          $48,075                $229,326                 $72,034               $34,182               $51,133
            1.32%                   0.53%                   0.00%                 1.52%                 0.49%
   0.40% to 0.90%          0.45% to 0.90%          0.45% to 0.90%        0.45% to 0.90%        0.40% to 0.90%
 17.14% to 18.19%        16.15% to 17.19%         9.58% to 11.08%      15.38% to 16.42%      10.42% to 11.42%
            3,484                  13,348                   5,231                 2,140                 3,060
  $9.92 to $13.85         $5.69 to $16.17         $6.76 to $14.08      $12.92 to $14.39      $11.53 to $14.56
          $43,984                $184,078                 $66,227               $28,696               $37,504
            0.65%                   0.00%                   0.00%                 2.04%                 0.00%
   0.45% to 0.90%          0.45% to 0.90%          0.45% to 0.90%        0.45% to 0.90%        0.45% to 0.90%
 26.90% to 28.04%        33.38% to 35.10%        37.24% to 44.93%      29.29% to 30.45%      24.38% to 25.49%
            3,296                  11,521                   4,622                 1,978                 2,346
  $7.78 to $10.91         $4.22 to $12.07         $4.93 to $10.04       $9.90 to $11.03       $9.23 to $11.71
          $32,966                $119,020                 $41,947               $20,476               $23,073
            0.89%                   0.00%                   0.51%                 1.68%                 3.31%
   0.45% to 0.90%          0.45% to 0.90%          0.45% to 0.90%        0.45% to 0.90%        0.45% to 0.90%
     -18% to -17%            -30% to -29%            -29% to -28%          -17% to -16%          -15% to -14%
            3,106                   8,481                   3,577                 2,000                 1,242
  $9.47 to $13.35         $5.95 to $17.08         $6.91 to $13.76      $11.79 to $12.88      $10.80 to $13.76
          $38,281                $125,185                 $45,220               $21,106               $14,336
            3.67%                   0.00%          0.05% to 8.16%                11.32%                 0.15%
   0.45% to 0.90%          0.45% to 0.90%          0.45% to 0.90%        0.45% to 0.90%        0.45% to 0.90%
     -21% to -20%            -37% to -33%              -12% to 2%          -16% to -15%            17% to 20%

   NEUBERGER BERMAN         T. ROWE PRICE
PARTNERS MID CAP VALUE    LARGE CAP GROWTH
 INVESTMENT DIVISION     INVESTMENT DIVISION
----------------------   -------------------
              2,435                  3,297
   $16.88 to $23.70        $8.97 to $13.33
            $47,215                $36,588
              2.71%                  0.21%
     0.40% to 0.90%         0.40% to 0.90%
   21.81% to 22.91%         8.94% to 9.93%
              1,946                  3,290
   $13.86 to $19.29        $8.23 to $12.13
            $30,946                $33,520
              0.32%                  0.11%
     0.60% to 0.90%         0.60% to 0.90%
   35.30% to 36.52%       29.64% to 30.81%
              1,567                  2,853
   $10.24 to $14.13         $6.35 to $9.27
            $18,286                $22,095
              0.31%                  0.26%
     0.45% to 0.90%         0.45% to 0.90%
               -10%            -24% to 23%
              1,076                  2,124
   $11.44 to $15.63        $8.35 to $12.08
            $14,115                $21,111
              1.94%                  0.06%
     0.60% to 0.90%         0.60% to 0.90%
          -3% to 0%            -11% to -6%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                     LEHMAN BROTHERS      MORGAN STANLEY          RUSSELL
                                                                   AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX
                                                                   INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   -------------------- ------------------- -------------------
2004
Units (In Thousands)..............................................              4,813               3,015               2,381
Unit Fair Value, Lowest to Highest (1)............................   $13.17 to $14.23      $9.31 to 12.41    $12.55 to $17.19
Net Assets (In Thousands).........................................            $67,710             $32,552             $37,086
Investment Income Ratio to Net Assets (2).........................              3.00%               0.71%               0.44%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%      0.40% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................     3.17% to 4.10%    18.58% to 19.64%    16.71% to 17.77%
2003
Units (In Thousands)..............................................              4,064               2,676               2,085
Unit Fair Value, Lowest to Highest (1)............................   $12.77 to $13.67     $7.85 to $10.37    $10.75 to $14.59
Net Assets (In Thousands).........................................            $54,994             $24,290             $27,726
Investment Income Ratio to Net Assets (2).........................              5.25%               1.48%               0.63%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................     2.71% to 3.63%    36.41% to 37.70%    44.77% to 46.07%
2002
Units (In Thousands)..............................................              4,147               2,044               1,614
Unit Fair Value, Lowest to Highest (1)............................   $12.43 to $13.19      $5.76 to $7.53      $7.43 to $9.99
Net Assets (In Thousands).........................................            $54,046             $13,496             $14,829
Investment Income Ratio to Net Assets (2).........................              2.81%               0.49%               0.59%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................          9% to 10%                -17%        -21% to -20%
2001
Units (In Thousands)..............................................              3,153               1,352                 920
Unit Fair Value, Lowest to Highest (1)............................   $11.38 to $11.97      $6.97 to $9.04     $9.42 to $12.56
Net Assets (In Thousands).........................................            $37,322             $10,800             $10,625
Investment Income Ratio to Net Assets (2).........................              1.29%               0.31%               0.26%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................                 7%        -22% to -21%            0% to 6%

                                                                       MET/PUTNAM
                                                                         VOYAGER
                                                                   INVESTMENT DIVISION
                                                                   -------------------
2004
Units (In Thousands)..............................................             2,202
Unit Fair Value, Lowest to Highest (1)............................    $4.56 to $5.02
Net Assets (In Thousands).........................................           $10,452
Investment Income Ratio to Net Assets (2).........................             0.11%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.48% to 0.90%
Total Return, Lowest to Highest (4)...............................    4.04% to 4.98%
2003
Units (In Thousands)..............................................             1,913
Unit Fair Value, Lowest to Highest (1)............................    $4.38 to $4.78
Net Assets (In Thousands).........................................            $8,651
Investment Income Ratio to Net Assets (2).........................             0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................  24.78% to 25.91%
2002
Units (In Thousands)..............................................             1,463
Unit Fair Value, Lowest to Highest (1)............................    $3.51 to $3.79
Net Assets (In Thousands).........................................            $5,253
Investment Income Ratio to Net Assets (2).........................             0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.50% to 0.90%
Total Return, Lowest to Highest (4)...............................      -30% to -29%
2001
Units (In Thousands)..............................................               792
Unit Fair Value, Lowest to Highest (1)............................    $4.98 to $5.04
Net Assets (In Thousands).........................................            $4,001
Investment Income Ratio to Net Assets (2).........................             0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................      -46% to -31%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

STATE STREET RESEARCH         METLIFE         FRANKLIN TEMPLETON    STATE STREET RESEARCH          DAVIS
       AURORA           MID CAP STOCK INDEX    SMALL CAP GROWTH        LARGE CAP VALUE         VENTURE VALUE
 INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------   -------------------   -------------------   ---------------------   -------------------
             4,164                  2,658                   440                    271                  1,366
  $17.84 to $19.48       $12.82 to $14.07      $10.01 to $10.35       $12.02 to $12.31       $11.00 to $31.91
           $80,342                $36,885                $4,527                 $3,321                $31,374
             0.00%                  0.73%                 0.00%                  0.00%                  0.54%
    0.40% to 0.90%         0.48% to 0.90%                 0.90%                  0.90%         0.40% to 0.90%
  14.31% to 15.34%       15.01% to 16.05%      10.41% to 11.41%       12.39% to 13.40%       11.36% to 12.37%
             3,372                  2,338                   329                    103                  1,322
  $15.46 to $16.89       $11.04 to $12.13        $9.07 to $9.29       $10.70 to $10.86        $9.79 to $28.40
           $56,540                $27,925                $3,038                 $1,110                $24,429
             0.00%                  0.46%                 0.00%                  1.37%                  0.37%
    0.60% to 0.90%         0.60% to 0.90%                 0.90%                  0.90%         0.60% to 0.90%
  48.80% to 50.14%       33.76% to 34.96%      43.64% to 44.93%       34.47% to 35.68%       29.70% to 30.87%
             2,599                  1,762                   198                     23                    901
  $10.30 to $11.25         $8.18 to $8.98        $6.31 to $6.41         $7.96 to $8.00        $7.48 to $21.70
           $29,061                $15,568                $1,268                   $189                $13,430
             0.52%                  0.35%                 0.00%                  0.92%                  0.88%
    0.50% to 0.90%         0.50% to 0.90%                 0.90%                  0.90%         0.50% to 0.90%
      -22% to -21%           -16% to -15%                  -28%                   -20%           -17% to -16%
             1,317                    867                    52                     --                    297
  $13.09 to $14.29        $9.62 to $10.56        $8.83 to $8.88                   $ --        $8.94 to $25.95
           $20,005                 $9,019                  $457                   $ --                 $7,498
             0.38%                  0.43%                 0.00%                     --                  4.47%
    0.60% to 0.90%         0.60% to 0.90%                 0.60%                     --         0.60% to 0.90%
        16% to 19%              -1% to 3%          -12% to -11%                     --            -11% to -9%

   LOOMIS SAYLES      STATE STREET RESEARCH
     SMALL CAP          LARGE CAP GROWTH
INVESTMENT DIVISION    INVESTMENT DIVISION
-------------------   ---------------------
                38                   851
 $10.79 to $238.98       $7.44 to $11.17
            $6,406                $6,458
             0.00%                 0.00%
    0.40% to 0.90%        0.48% to 0.90%
  15.31% to 16.35%       8.81% to 11.74%
                30                   721
  $9.27 to $205.39                 $6.84
            $4,423                $4,933
             0.00%                 0.06%
    0.60% to 0.90%                 0.60%
  35.25% to 36.47%                35.15%
                18                   589
  $6.80 to $150.51                 $5.06
            $2,408                $2,983
             0.11%                 0.00%
    0.50% to 0.90%                 0.60%
              -22%                  -33%
                11                     6
  $8.66 to $191.87                 $7.57
            $1,926                    45
             7.28%                 0.00%
    0.60% to 0.90%                 0.60%
        -9% to -4%                  -16%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                           MFS                   MFS
                                                                     INVESTORS TRUST      RESEARCH MANAGERS
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION (A)
                                                                   ------------------- -----------------------
2004
Units (In Thousands)..............................................               367                    --
Unit Fair Value, Lowest to Highest (1)............................    $8.87 to $9.28                  $ --
Net Assets (In Thousands).........................................            $3,387                  $ --
Investment Income Ratio to Net Assets (2).........................             0.39%                 0.52%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.48% to 0.90%        0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................  10.37% to 11.37%        1.36% to 1.66%
2003
Units (In Thousands)..............................................               186                    81
Unit Fair Value, Lowest to Highest (1)............................    $7.96 to $8.33        $6.57 to $8.51
Net Assets (In Thousands).........................................            $1,544                  $669
Investment Income Ratio to Net Assets (2).........................             0.25%                 0.78%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.60% to 0.90%        0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................  20.76% to 21.85%      23.00% to 24.10%
2002
Units (In Thousands)..............................................               104                    47
Unit Fair Value, Lowest to Highest (1)............................    $6.54 to $6.84        $5.29 to $6.86
Net Assets (In Thousands).........................................              $694                  $314
Investment Income Ratio to Net Assets (2).........................             0.72%                 0.30%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.60% to .90%        0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................      -21% to -20%          -25% to -24%
2001
Units (In Thousands)..............................................                43                    13
Unit Fair Value, Lowest to Highest (1)............................    $8.19 to $8.57        $6.97 to $9.04
Net Assets (In Thousands).........................................              $322                  $151
Investment Income Ratio to Net Assets (2).........................             0.00%                 0.25%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.60% to 0.90%        0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................       -14% to -3%          -17% to -14%

                                                                   STATE STREET RESEARCH         FI
                                                                        BOND INCOME         VALUE LEADERS
                                                                    INVESTMENT DIVISION  INVESTMENT DIVISION
                                                                   --------------------- -------------------
2004
Units (In Thousands)..............................................              4,716                  101
Unit Fair Value, Lowest to Highest (1)............................   $13.46 to $28.07      $9.52 to $12.01
Net Assets (In Thousands).........................................            $89,174               $1,191
Investment Income Ratio to Net Assets (2).........................              5.80%                1.10%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.40% to 0.90%       0.40% to 0.90%
Total Return, Lowest to Highest (4)...............................     3.50% to 4.43%     12.71% to 13.73%
2003
Units (In Thousands)..............................................              5,517                   49
Unit Fair Value, Lowest to Highest (1)............................   $12.89 to $27.12      $8.37 to $10.56
Net Assets (In Thousands).........................................            $96,720                 $505
Investment Income Ratio to Net Assets (2).........................              3.06%                0.52%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.60% to 0.90%        0.60% to .90%
Total Return, Lowest to Highest (4)...............................     4.91% to 5.85%     25.79% to 26.92%
2002
Units (In Thousands)..............................................              5,564                   12
Unit Fair Value, Lowest to Highest (1)............................   $12.18 to $25.85       $6.59 to $8.32
Net Assets (In Thousands).........................................            $93,158                  $93
Investment Income Ratio to Net Assets (2).........................              5.72%                0.89%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.60% to 0.90%       0.60% to .090%
Total Return, Lowest to Highest (4)...............................           7% to 8%         -19% to -17%
2001
Units (In Thousands)..............................................              4,202                    3
Unit Fair Value, Lowest to Highest (1)............................   $11.23 to $24.08                $8.19
Net Assets (In Thousands).........................................            $79,483                  $25
Investment Income Ratio to Net Assets (2).........................     5.64% to 7.28%                0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)      .45% to 0.90%                0.60%
Total Return, Lowest to Highest (4)...............................           7% to 8%                 -11%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

  HARRIS OAKMARK          SALOMON BROTHERS        SALOMON BROTHERS   STATE STREET RESEARCH       FI MID CAP
   FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES   U.S. GOVERNMENT       MONEY MARKET           OPPORTUNITIES
INVESTMENT DIVISION     INVESTMENT DIVISION      INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION (A)
------------------- ---------------------------- ------------------- --------------------- -----------------------
               154                     596                     705                1,880                     --
$239.40 to $247.40        $14.29 to $14.77        $13.08 to $13.52     $15.36 to $15.93                   $ --
           $37,845                  $8,743                  $9,478              $29,162                   $ --
             1.00%                   2.66%                   2.24%                1.03%                  9.18%
             0.90%                   0.90%                   0.90%       0.40% to 0.90%                  0.90%
    8.95% to 9.93%          5.66% to 6.61%          2.09% to 3.01%       0.08% to 0.99%       -1.66% to -1.37%
               115                     375                     559                1,760                     96
$219.73 to $225.05        $13.52 to $13.85        $12.82 to $13.13     $15.21 to $15.92       $11.50 to $11.67
           $25,866                  $5,163                  $7,305              $27,346                 $1,112
             0.12%                   1.70%                   1.57%                0.78%                  2.26%
             0.90%                   0.90%                   0.90%       0.60% to 0.90%                  0.90%
  31.47% to 32.66%        11.62% to 12.62%          0.77% to 1.68%      -0.09% to 0.81%       41.26% to 42.53%
                76                     177                     340                1,981                     21
$167.13 to $169.65        $12.12 to $12.30        $12.72 to $12.91     $13.09 to $15.93         $8.14 to $8.19
           $12,879                  $2,174                  $4,365              $30,811                   $168
             0.18%                   6.33%                   3.47%                1.57%                  0.00%
             0.90%                   0.90%                   0.90%       0.45% to 0.90%                  0.90%
       -10% to -9%               9% to 10%                7% to 8%             0% to 1%           -19% to -18%
                23                      41                      71                2,156                     --
$184.98 to $186.09        $11.15 to $11.22        $11.89 to $11.96     $14.88 to $15.85                   $ --
            $4,215                    $465                    $849              $32,726                   $ --
             0.00%                   0.00%                   0.00%                4.18%                     --
             0.90%                   0.90%                   0.90%       0.60% to 0.90%                     --
        12% to 13%                3% to 4%                      4%             3% to 4%                     --

          MFS                  JANUS
     TOTAL RETURN          ASPEN GROWTH
INVESTMENT DIVISION (B) INVESTMENT DIVISION
----------------------- -------------------
                 70                  509
   $10.97 to $11.04                $8.39
               $767               $4,277
              0.00%                0.15%
     0.40% to 0.90%       0.48% to 0.60%
    9.73% to 10.39%                4.52%
                 --                  435
               $ --                $8.03
               $ --               $3,500
                 --                0.10%
                 --                0.60%
                 --               31.73%
                 --                  354
               $ --                $6.10
               $ --               $2,163
                 --                0.03%
                 --                0.60%
                 --                 -27%
                 --                  236
               $ --                $8.30
               $ --               $1,959
                 --                6.04%
                 --                0.60%
                 --                 -19%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                         JANUS ASPEN           INVESCO VIF
                                                                          BALANCED            EQUITY INCOME
                                                                   INVESTMENT DIVISION (B) INVESTMENT DIVISION
                                                                   ----------------------- -------------------
2004
Units (In Thousands)..............................................         0.02184                   24
Unit Fair Value, Lowest to Highest (1)............................          $10.85               $10.15
Net Assets (In Thousands).........................................            .237                 $240
Investment Income Ratio to Net Assets (2).........................           3.38%                0.96%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)           0.60%                0.48%
Total Return, Lowest to Highest (4)...............................           8.52%                4.24%
2003
Units (In Thousands)..............................................              --                   19
Unit Fair Value, Lowest to Highest (1)............................            $ --                $9.73
Net Assets (In Thousands).........................................            $ --                 $184
Investment Income Ratio to Net Assets (2).........................              --                1.26%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                0.60%
Total Return, Lowest to Highest (4)...............................              --               22.60%
2002
Units (In Thousands)..............................................              --                   15
Unit Fair Value, Lowest to Highest (1)............................            $ --                $7.94
Net Assets (In Thousands).........................................            $ --                 $125
Investment Income Ratio to Net Assets (2).........................              --                1.74%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                0.60%
Total Return, Lowest to Highest (4)...............................              --                 -19%
2001
Units (In Thousands)..............................................              --                   12
Unit Fair Value, Lowest to Highest (1)............................            $ --                $9.81
Net Assets (In Thousands).........................................            $ --                 $122
Investment Income Ratio to Net Assets (2).........................              --                2.61%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                0.60%
Total Return, Lowest to Highest (4)...............................              --                  -7%

                                                                             AIM                     AIM
                                                                    GOVERNMENT SECURITIES        REAL ESTATE
                                                                   INVESTMENT DIVISION (B) INVESTMENT DIVISION (A)
                                                                   ----------------------- -----------------------
2004
Units (In Thousands)..............................................         0.42005                         55
Unit Fair Value, Lowest to Highest (1)............................          $10.26                     $23.91
Net Assets (In Thousands).........................................              $4                     $1,308
Investment Income Ratio to Net Assets (2).........................           1.39%                      4.02%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)           0.40%             0.40% to 0.60%
Total Return, Lowest to Highest (4)...............................           2.60%                     34.40%
2003
Units (In Thousands)..............................................              --                         10
Unit Fair Value, Lowest to Highest (1)............................            $ --                     $17.79
Net Assets (In Thousands).........................................            $ --                       $179
Investment Income Ratio to Net Assets (2).........................              --                      1.49%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                      0.60%
Total Return, Lowest to Highest (4)...............................              --                     38.82%
2002
Units (In Thousands)..............................................              --                         14
Unit Fair Value, Lowest to Highest (1)............................            $ --                     $12.82
Net Assets (In Thousands).........................................            $ --                       $179
Investment Income Ratio to Net Assets (2).........................              --                      1.40%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                      0.60%
Total Return, Lowest to Highest (4)...............................              --                        -6%
2001
Units (In Thousands)..............................................              --                          7
Unit Fair Value, Lowest to Highest (1)............................            $ --                     $12.05
Net Assets (In Thousands).........................................            $ --                        $89
Investment Income Ratio to Net Assets (2).........................              --                      1.16%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                      0.60%
Total Return, Lowest to Highest (4)...............................              --                         1%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

FRANKLIN TEMPLETON         ALLIANCE              ALLIANCE              FIDELITY               FIDELITY
INTERNATIONAL STOCK     GROWTH & INCOME         TECHNOLOGY            CONTRAFUND        ASSET MANAGER GROWTH
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------   -------------------   -------------------   --------------------
             444                   275                     4                    77                 83
          $11.92                $11.65                 $4.77                $10.59              $8.47
          $5,300                $3,200                   $21                  $819               $704
           1.12%                 0.57%                 0.00%                 0.21%              2.23%
  0.48% to 0.60%        0.48% to 0.60%        0.48% to 0.60%        0.40% to 0.60%              0.48%
          18.87%                11.22%                 5.09%                15.34%              5.85%
             403                   197                    10                    97                 54
          $10.03                $10.47                 $4.54                 $9.18              $8.00
          $4,054                $2,063                   $46                  $894               $433
           1.52%                 0.70%                 0.00%                 0.15%              2.96%
           0.60%                 0.60%                 0.60%                 0.60%              0.60%
          32.55%                32.18%                43.79%                28.35%             23.15%
             344                   150                     6                    35                 20
           $7.57                 $7.92                 $3.16                 $7.16              $6.50
          $2,612                $1,191                   $18                  $249               $131
           2.03%                 3.31%                 5.08%                 0.14%              3.23%
           0.60%                 0.60%                 0.60%                 0.60%              0.60%
            -18%                  -22%                  -42%                  -10%               -18%
             189                    65                     2                     3                 13
           $9.27                $10.19                 $5.43                 $7.96              $7.89
          $1,767                  $656                   $13                   $24                $95
          14.19%                 0.91%                 6.23%                 0.00%              0.00%
           0.60%                 0.60%                 0.60%                 0.60%              0.60%
            -16%                    2%                  -35%                  -12%               -10%

     FIDELITY                FIDELITY
      GROWTH           INVESTMENT GRADE BOND
INVESTMENT DIVISION   INVESTMENT DIVISION (B)
-------------------   -----------------------
              57                   1
           $6.47              $10.43
            $371                 $13
           0.11%               0.00%
  0.40% to 0.60%                .40%
           3.26%               4.27%
              47                  --
           $6.27                $ --
            $296                $ --
           0.08%                  --
           0.60%                  --
          32.78%                  --
              28                  --
           $4.72                $ --
            $134                $ --
           0.12%                  --
           0.60%                  --
            -30%                  --
              13                  --
           $6.77                $ --
             $87                $ --
           0.00%                  --
           0.60%                  --
            -20%                  --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                          FIDELITY           AMERICAN FUNDS
                                                                        EQUITY-INCOME            GROWTH
                                                                   INVESTMENT DIVISION (B) INVESTMENT DIVISION
                                                                   ----------------------- -------------------
2004
Units (In Thousands)..............................................              1                        657
Unit Fair Value, Lowest to Highest (1)............................         $11.02           $67.49 to $69.75
Net Assets (In Thousands).........................................            $10                    $45,572
Investment Income Ratio to Net Assets (2).........................          0.00%                      0.20%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)           .40%                      0.90%
Total Return, Lowest to Highest (4)...............................         10.25%           11.49% to 12.50%
2003
Units (In Thousands)..............................................             --                        417
Unit Fair Value, Lowest to Highest (1)............................           $ --           $60.53 to $62.00
Net Assets (In Thousands).........................................           $ --                    $25,760
Investment Income Ratio to Net Assets (2).........................             --                      0.13%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --                      0.90%
Total Return, Lowest to Highest (4)...............................             --           35.59% to 36.81%
2002
Units (In Thousands)..............................................             --                        221
Unit Fair Value, Lowest to Highest (1)............................           $ --           $44.64 to $45.32
Net Assets (In Thousands).........................................           $ --                     $9,992
Investment Income Ratio to Net Assets (2).........................             --                      0.05%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --                      0.90%
Total Return, Lowest to Highest (4)...............................             --               -25% to -24%
2001
Units (In Thousands)..............................................             --                         53
Unit Fair Value, Lowest to Highest (1)............................           $ --           $59.63 to $59.99
Net Assets (In Thousands).........................................           $ --                     $3,176
Investment Income Ratio to Net Assets (2).........................             --                      4.25%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --                      0.90%
Total Return, Lowest to Highest (4)...............................             --               -15% to -14%

                                                                     AMERICAN FUNDS          AMERICAN FUNDS
                                                                      GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION
                                                                   INVESTMENT DIVISION     INVESTMENT DIVISION
                                                                   ------------------- ---------------------------
2004
Units (In Thousands)..............................................               811                     676
Unit Fair Value, Lowest to Highest (1)............................  $41.61 to $43.00        $18.04 to $18.64
Net Assets (In Thousands).........................................           $34,702                 $12,528
Investment Income Ratio to Net Assets (2).........................             1.00%                   0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             0.90%                   0.90%
Total Return, Lowest to Highest (4)...............................   9.39% to 10.37%        19.80% to 20.88%
2003
Units (In Thousands)..............................................               525                     378
Unit Fair Value, Lowest to Highest (1)............................  $38.04 to $38.96        $15.06 to $15.42
Net Assets (In Thousands).........................................           $20,369                  $5,801
Investment Income Ratio to Net Assets (2).........................             1.18%                   0.49%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             0.90%                   0.90%
Total Return, Lowest to Highest (4)...............................  31.25% to 32.43%        52.16% to 53.53%
2002
Units (In Thousands)..............................................               287                     203
Unit Fair Value, Lowest to Highest (1)............................  $28.98 to $29.42         $9.90 to $10.05
Net Assets (In Thousands).........................................            $8,408                  $2,033
Investment Income Ratio to Net Assets (2).........................             1.74%                   0.81%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             0.90%                   0.90%
Total Return, Lowest to Highest (4)...............................      -19% to -18%            -20% to -19%
2001
Units (In Thousands)..............................................                68                      49
Unit Fair Value, Lowest to Highest (1)............................  $35.81 to $36.03        $12.34 to $12.41
Net Assets (In Thousands).........................................            $2,453                    $619
Investment Income Ratio to Net Assets (2).........................             0.82%                   1.15%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             0.90%                   0.90%
Total Return, Lowest to Highest (4)...............................               -3%              -9% to -8%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

   T. ROWE PRICE               MFS                    PIMCO                 PIMCO              LORD ABBETT
  MID CAP GROWTH      RESEARCH INTERNATIONAL      TOTAL RETURN         PEA INNOVATION        BOND DEBENTURE
INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   ----------------------   -------------------   -------------------   -------------------
              856                     235                  1,483                 1,273                 1,015
  $7.35 to $11.44        $11.51 to $11.90       $12.48 to $12.90         $4.47 to 4.62      $13.83 to $16.22
           $6,475                  $2,781                $19,020                $5,849               $15,142
            0.00%                   0.27%                  7.63%                 0.09%                 4.15%
   0.60% to 0.90%                   0.90%                  0.90%                 0.90%        0.40% to 0.90%
 14.40% to 18.15%        18.65% to 19.72%         4.31% to 5.25%      -5.13% to -4.28%        7.46% to 9.61%
              527                     151                  1,042                   932                   963
   $6.28 to $6.43          $9.70 to $9.94       $11.96 to $12.25        $4.72 to $4.83       $9.21 to $14.95
           $3,375                  $1,497                $12,697                $4,481               $12,846
            0.00%                   0.97%                  2.70%                 0.00%                 1.85%
            0.90%                   0.90%                  0.90%                 0.90%        0.45% to 0.90%
 35.90% to 37.12%        31.01% to 32.19%         3.59% to 4.52%      56.44% to 57.84%      17.17% to 25.04%
              294                      95                    534                   416                   748
   $4.62 to $4.69          $7.41 to $7.52       $11.55 to $11.72        $3.01 to $3.06       $7.37 to $12.51
           $1,373                    $714                 $6,214                $1,269                $9,072
            0.82%                   0.25%                  0.00%                 0.00%                11.43%
            0.90%                   0.90%                  0.90%                 0.90%        0.45% to 0.90%
             -44%                    -12%              9% to 10%                  -51%             -1% to 1%
               68                      28                    103                   121                   774
   $8.32 to $8.37          $8.44 to $8.50       $10.64 to $10.70        $6.15 to $6.19      $10.83 to $12.35
             $564                    $238                 $1,103                  $749                $8,845
            0.00%                   0.07%                  2.37%                 0.00%                11.73%
            0.90%                   0.90%                  0.90%                 0.90%        0.45% to 0.90%
     -16% to -15%            -13% to -12%                     6%                  -25%            -2% to -1%

      MET/AIM               MET/AIM
MID CAP CORE EQUITY    SMALL CAP GROWTH
INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------
              172                   101
 $12.14 to $12.43      $11.06 to $11.33
           $2,124                $1,143
            0.00%                 0.00%
            0.90%                 0.90%
 13.57% to 14.60%        5.78% to 6.73%
               92                    60
 $10.69 to $10.85      $10.46 to $10.62
             $989                  $643
            1.35%                 0.00%
            0.90%                 0.90%
 25.29% to 26.42%      37.84% to 39.08%
               30                    15
   $8.53 to $8.58        $7.59 to $7.63
             $253                  $116
            0.00%                 0.00%
            0.90%                 0.90%
     -15% to -14%                  -24%
               --                    --
             $ --                  $ --
             $ --                  $ --
               --                    --
               --                    --
               --                    --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                               HARRIS OAKMARK           JANUS            LORD ABBETT        NEUBERGER BERMAN
                                                INTERNATIONAL     AGGRESSIVE GROWTH    GROWTH & INCOME         REAL ESTATE
                                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (B)
                                             ------------------- ------------------- ------------------- -----------------------
2004
Units (In Thousands)........................               289                 742                  6                    152
Unit Fair Value, Lowest to Highest (1)......  $13.45 to $13.77      $6.60 to $7.68              $9.15       $12.90 to $12.97
Net Assets (In Thousands)...................            $3,963              $5,657            $54,684                 $1,965
Investment Income Ratio to Net Assets (2)...             0.04%               0.00%              0.55%                  7.50%
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................             0.90%      0.48% to 0.90%     0.48% to 0.60%         0.40% to 0.90%
Total Return, Lowest to Highest (4).........  19.73% to 20.80%      7.85% to 8.82%             12.92%       28.97% to 29.74%
2003
Units (In Thousands)........................                72                 583                  3                     --
Unit Fair Value, Lowest to Highest (1)......  $11.23 to $11.40      $6.10 to $7.06              $8.10                   $ --
Net Assets (In Thousands)...................              $814              $4,087            $20,529                   $ --
Investment Income Ratio to Net Assets (2)...             1.84%               0.00%              0.00%                     --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................             0.90%      0.60% to 0.90%              0.60%                     --
Total Return, Lowest to Highest (4).........  34.16% to 35.37%    23.37% to 29.93%             29.15%                     --
2002
Units (In Thousands)........................                18                 381                 --                     --
Unit Fair Value, Lowest to Highest (1)......    $8.37 to $8.42      $4.94 to $5.43               $ --                   $ --
Net Assets (In Thousands)...................              $150              $2,088               $ --                   $ --
Investment Income Ratio to Net Assets (2)...             0.00%               0.00%                 --                     --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................             0.90%      0.60% to 0.90%                 --                     --
Total Return, Lowest to Highest (4).........              -16%                -31%                 --                     --
2001
Units (In Thousands)........................                --                 122                 --                     --
Unit Fair Value, Lowest to Highest (1)......              $ --      $7.15 to $7.82               $ --                   $ --
Net Assets (In Thousands)...................              $ --              $1,051               $ --                   $ --
Investment Income Ratio to Net Assets (2)...                --               0.00%                 --                     --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................                --      0.60% to 0.90%                 --                     --
Total Return, Lowest to Highest (4).........                --        -23% to -14%                 --                     --

                                                   LORD ABBETT
                                                  MID-CAP VALUE
                                             INVESTMENT DIVISION (B)
                                             -----------------------
2004
Units (In Thousands)........................         0.02095
Unit Fair Value, Lowest to Highest (1)......          $11.76
Net Assets (In Thousands)...................            .246
Investment Income Ratio to Net Assets (2)...           4.88%
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................           0.60%
Total Return, Lowest to Highest (4).........          17.59%
2003
Units (In Thousands)........................              --
Unit Fair Value, Lowest to Highest (1)......            $ --
Net Assets (In Thousands)...................            $ --
Investment Income Ratio to Net Assets (2)...              --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................              --
Total Return, Lowest to Highest (4).........              --
2002
Units (In Thousands)........................              --
Unit Fair Value, Lowest to Highest (1)......            $ --
Net Assets (In Thousands)...................            $ --
Investment Income Ratio to Net Assets (2)...              --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................              --
Total Return, Lowest to Highest (4).........              --
2001
Units (In Thousands)........................              --
Unit Fair Value, Lowest to Highest (1)......            $ --
Net Assets (In Thousands)...................            $ --
Investment Income Ratio to Net Assets (2)...              --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................              --
Total Return, Lowest to Highest (4).........              --

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

     THIRD AVENUE               DREYFUS                 DREYFUS              GOLDMAN SACHS                MFS
    SMALL CAP VALUE       INTERNATIONAL VALUE        APPRECIATION            MID CAP VALUE            HIGH INCOME
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
----------------------- ----------------------- ----------------------- ----------------------- -----------------------
        0.36550                      1                  0.32426                          1                   5
         $12.06                 $11.60                   $10.29                     $10.97              $10.84
             $4                    $16                       $3                        $12                 $51
          4.31%                 16.27%                    2.88%                     19.94%               0.00%

          0.40%                  0.40%                    0.60%             0.40% to 0.48%               0.48%
         20.58%                 15.99%                    2.91%                      9.71%               8.43%
             --                     --                       --                         --                  --
           $ --                   $ --                     $ --                       $ --                $ --
           $ --                   $ --                     $ --                       $ --                $ --
             --                     --                       --                         --                  --

             --                     --                       --                         --                  --
             --                     --                       --                         --                  --
             --                     --                       --                         --                  --
           $ --                   $ --                     $ --                       $ --                $ --
           $ --                   $ --                     $ --                       $ --                $ --
             --                     --                       --                         --                  --

             --                     --                       --                         --                  --
             --                     --                       --                         --                  --
             --                     --                       --                         --                  --
           $ --                   $ --                     $ --                       $ --                $ --
           $ --                   $ --                     $ --                       $ --                $ --
             --                     --                       --                         --                  --

             --                     --                       --                         --                  --
             --                     --                       --                         --                  --

      WELLS FARGO             WELLS FARGO
 LARGE COMPANY GROWTH        EQUITY INCOME
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
----------------------- -----------------------
        0.41596                 0.40184
         $10.42                  $10.80
             $4                      $4
          0.00%                   0.00%

          0.40%                   0.40%
          4.23%                   8.03%
             --                      --
           $ --                    $ --
           $ --                    $ --
             --                      --

             --                      --
             --                      --
             --                      --
           $ --                    $ --
           $ --                    $ --
             --                      --

             --                      --
             --                      --
             --                      --
           $ --                    $ --
           $ --                    $ --
             --                      --

             --                      --
             --                      --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

7.  PORTFOLIO MERGERS, CHANGE OF PORTFOLIO NAME AND SHARE SUBSTITUTIONS

Effective May 3, 2004, FI Mid Cap Opportunities Portfolio and MFS Research Managers Portfolio merged into Janus Mid Cap Portfolio and MFS Investors Trust Portfolio, respectively. Janus Mid Cap Portfolio subsequently changed its name to FI Mid Cap Opportunities Portfolio.

Effective May 3, 2004, Invesco Real Estate Opportunities Portfolio, PIMCO Innovation Portfolio and FI Structured Equity Portfolio changed their names to AIM Real Estate Portfolio, PIMCO PEA Innovation Portfolio and FI Value Leaders Portfolio, respectively.

Effective May 3, 2004, Alger Equity Growth Investment Division and Franklin Templeton Small Cap Valuemark Investment Division substituted all of their shares in Alger Equity Growth Portfolio of the Metropolitan Fund and Franklin Templeton Small Cap Valuemark Portfolio of the Franklin Fund, respectively for shares in State Street Research Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio of the Metropolitan Fund, respectively and subsequently changed their names to State Street Research Large Cap Growth Investment Division and T. Rowe Price Small Cap Investment Division.

Effective May 3, 2004, Alliance Premier Growth Investment Division and Invesco High Yield Investment Division substituted all of their shares in Alliance Premier Growth Portfolio of the Alliance Fund and Invesco High Yield Portfolio of the Invesco Fund, respectively, for shares in Janus Aggressive Growth Portfolio and Lord Abbett Bond Debenture Portfolio of the Met Investors Fund, respectively and subsequently changed their names to Janus Aggressive Growth Investment Division and Lord Abbett Bond Debenture Investment Division.

Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed sub-advisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid Cap Growth Portfolio. State Street Research Concentrated International Portfolio changed sub-advisers from State Street Research & Management Company to Harris Associates L.P. and changed its name to Harris Oakmark International Portfolio.

Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio and all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

Effective April 29, 2002, Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund. Effective April 29, 2002, State Street Research Income Portfolio and State Street Research Money Market Portfolio of the Metropolitan Fund were merged respectively into the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio of the Zenith Fund.

Effective May 1, 2002, State Street Research Aurora Small Cap Value Portfolio and the Harris Oakmark Mid Cap Value Portfolio changed their names to State Street Research Aurora Portfolio and Harris Oakmark Focused Value Portfolio, respectively.

8.  SUBSEQUENT EVENT

On August 25, 2004, Metropolitan Life entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings Inc. ("SSRM") and its subsidiaries State Street Research & Management Company and SSR Realty Advisors Inc. to BlackRock Inc. Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios, series or funds previously managed by State Street Research & Management Company.

             EQUITY ADVANTAGE VUL, A FLEXIBLE PREMIUM MULTIFUNDED
                       LIFE INSURANCE POLICY ("POLICY")

                                   ISSUED BY

                METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")


                         SUPPLEMENT DATED MAY 1, 2005





This supplement updates certain information contained in the last prospectus you received. For some policyholders, the last prospectus you received was dated May 1, 2003 and was supplemented on October 2, 2003 and on May 1, 2004; for other policyholders, the last prospectus was dated May 1, 2004. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 543, Warwick, RI 02887-0543.



You allocate net premium payments to and transfer cash value among a fixed interest account ("Fixed Account") and the investment divisions of Metropolitan Life Separate Account UL ("Separate Account"). Each investment division (sometimes referred to in this supplement as "a variable investment option"), in turn, invests solely in one of the following "Portfolios":


                  METROPOLITAN SERIES FUND, INC. PORTFOLIOS
             BlackRock Aggressive       Jennison Growth
             Growth                       (formerly Met/Putnam
               (formerly State Street   Voyager)
             Research Aggressive        Lehman Brothers(R)
             Growth)                    Aggregate Bond Index
             BlackRock Bond Income      Loomis Sayles Small Cap
               (formerly State Street   MetLife Mid Cap Stock
             Research Bond Income)      Index
             BlackRock Diversified      MetLife Stock Index
               (formerly State Street   MFS Investors Trust
             Research Diversified)      MFS Total Return
             BlackRock Investment Trust Morgan Stanley EAFE(R)
               (formerly State Street   Index
             Research Investment Trust) Neuberger Berman Mid Cap BlackRock Large Cap Value Value
               (formerly State Street   Oppenheimer Global Equity
             Research Large Cap Value)    (formerly Scudder
             BlackRock Legacy Large     Global Equity)
             Cap Growth                 Russell 2000(R) Index
               (formerly State Street   Salomon Brothers
             Research Large Cap Growth) Strategic Bond
             BlackRock Strategic Value  Opportunities
             Portfolio                  Salomon Brothers U.S.
               (formerly State Street   Government
             Research Aurora)           T. Rowe Price Large Cap
             Davis Venture Value        Growth
             FI International Stock     T. Rowe Price Small Cap
             FI Mid Cap Opportunities   Growth
             FI Value Leaders           MetLife Conservative
             Franklin Templeton Small   Allocation
             Cap Growth                 MetLife Conservative to
             Harris Oakmark Focused     Moderate Allocation
             Value                      MetLife Moderate
             Harris Oakmark Large Cap   Allocation
             Value                      MetLife Moderate to
                                        Aggressive Allocation
                                        MetLife Aggressive
                                        Allocation

                    MET INVESTORS SERIES TRUST PORTFOLIOS
             Harris Oakmark             Neuberger Berman Real
             International              Estate
             Janus Aggressive Growth    Oppenheimer Capital
             Lord Abbett Bond Debenture Appreciation
             Met/AIM Mid Cap Core       PIMCO Total Return
             Equity                     RCM Global Technology
             Met/AIM Small Cap Growth     (formerly PIMCO PEA
             MFS Research International Innovation)
                                        T. Rowe Price Mid-Cap
                                        Growth

                 AMERICAN FUNDS INSURANCE SERIES PORTFOLIOS*
             American Funds Global      American Funds
             Small Capitalization       Growth-Income
             American Funds Growth


--------

* The American Funds Insurance Series calls these "Funds", but this supplement calls them "Portfolios."



Separate prospectuses for the Metropolitan Series Fund Inc. ("Metropolitan Series Fund"), the Met Investors Series Trust and the American Funds Insurance Series (each a "Fund") are attached to this prospectus. They describe in greater detail an investment in the Portfolios listed above. Please read the information in this supplement and in the prospectus for each Fund and keep them for future reference.

FEE TABLES

ANNUAL PORTFOLIO OPERATING EXPENSES

This table describes the fees and expenses that the Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns a Policy. The table shows the lowest and highest fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2004 (or estimated for the current fiscal year), before and after any contractual fee waivers and expense reimbursements. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the attached Fund prospectuses.

                                                                                                  LOWEST* HIGHEST*
------------------------------------------------------------------------------------------------------------------
Gross Total Annual Portfolio Operating Expenses
 (expenses that are deducted from Portfolio assets, including management fees, distribution (Rule
 12b-1) fees and other expenses)                                                                    .30%    1.15%
------------------------------------------------------------------------------------------------------------------
Net Total Annual Portfolio Operating Expenses
 (net of any contractual fee waivers and expense reimbursements)                                    .29%    1.15%

--------
*The lowest and highest percentages have been selected after adjustment of the percentage for all Portfolios (on a consistent basis) to reflect any changes in expenses during the 12 months ended December 31, 2004 or expected to occur during the 12 months ended December 31, 2005.

This table describes the annual operating expenses for each Portfolio for the year ended December 31, 2004, as a percentage of the Portfolio's average daily net assets for the year (estimated annual operating expenses annualized from their May 1, 2005 start date for the MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio).

-------------------------------------------------------------------------------------------------------------------
                                                                                                       NET TOTAL
                                                                                                         ANNUAL
                                                                                                        EXPENSES
                                                                                                       INCLUDING
                                                                                                       ESTIMATED
                                                                                                          NET
                                                               GROSS TOTAL  FEE WAIVERS   NET TOTAL   EXPENSES OF
                                     MANAGEMENT  OTHER   12B-1   ANNUAL     AND EXPENSE     ANNUAL     UNDERLYING
                                        FEES    EXPENSES FEES   EXPENSES   REIMBURSEMENTS EXPENSES/1/ PORTFOLIOS/1/
-------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.
 (CLASS A SHARES)
-------------------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth             .73%      .06%    .00%     .79%         .00%          .79%
-------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income                   .40%      .06%    .00%     .46%         .00%          .46%/2/
-------------------------------------------------------------------------------------------------------------------
BlackRock Diversified                   .44%      .06%    .00%     .50%         .00%          .50%
-------------------------------------------------------------------------------------------------------------------
BlackRock Investment Trust              .49%      .05%    .00%     .54%         .00%          .54%
-------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value               .70%      .23%    .00%     .93%         .00%          .93%/2/
-------------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth       .74%      .06%    .00%     .80%         .00%          .80%
-------------------------------------------------------------------------------------------------------------------
BlackRock Strategic Value               .83%      .06%    .00%     .89%         .00%          .89%
-------------------------------------------------------------------------------------------------------------------
Davis Venture Value                     .72%      .06%    .00%     .78%         .00%          .78%
-------------------------------------------------------------------------------------------------------------------
FI International Stock                  .86%      .22%    .00%    1.08%         .00%         1.08%
-------------------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                .68%      .07%    .00%     .75%         .00%          .75%
-------------------------------------------------------------------------------------------------------------------
FI Value Leaders                        .66%      .08%    .00%     .74%         .00%          .74%
-------------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth     .90%      .25%    .00%    1.15%         .00%         1.15%/2/
-------------------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value            .73%      .05%    .00%     .78%         .00%          .78%
-------------------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value          .73%      .06%    .00%     .79%         .00%          .79%
-------------------------------------------------------------------------------------------------------------------
Jennison Growth                         .65%      .06%    .00%     .71%         .00%          .71%
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index    .25%      .07%    .00%     .32%         .01%          .31%/2/
-------------------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                 .90%      .08%    .00%     .98%         .05%          .93%/2/
-------------------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index             .25%      .10%    .00%     .35%         .01%          .34%/2/
-------------------------------------------------------------------------------------------------------------------
MetLife Stock Index                     .25%      .05%    .00%     .30%         .01%          .29%/2/
-------------------------------------------------------------------------------------------------------------------
MFS Investors Trust                     .75%      .22%    .00%     .97%         .00%          .97%/2/
-------------------------------------------------------------------------------------------------------------------
MFS Total Return                        .50%      .14%    .00%     .64%         .00%          .64%
-------------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index               .30%      .29%    .00%     .59%         .01%          .58%/2/
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value          .68%      .08%    .00%     .76%         .00%          .76%
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity               .62%      .19%    .00%     .81%         .00%          .81%
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                     NET TOTAL
                                                                                                       ANNUAL
                                                                                                      EXPENSES
                                                                                                     INCLUDING
                                                                                                     ESTIMATED
                                                                                                        NET
                                                           GROSS TOTAL  FEE WAIVERS   NET TOTAL     EXPENSES OF
                                 MANAGEMENT  OTHER   12B-1   ANNUAL     AND EXPENSE     ANNUAL       UNDERLYING
                                    FEES    EXPENSES FEES   EXPENSES   REIMBURSEMENTS EXPENSES/1/   PORTFOLIOS/1/
-----------------------------------------------------------------------------------------------------------------
Russell 2000 Index                  .25%      .12%    .00%     .37%         .01%          .36%/2/
-----------------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond
 Opportunities                      .65%      .12%    .00%     .77%         .00%          .77%
-----------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government    .55%      .09%    .00%     .64%         .00%          .64%
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth      .62%      .12%    .00%     .74%         .00%          .74%/2/
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth      .52%      .08%    .00%     .60%         .00%          .60%
-----------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation     .10%      .25%    .00%     .35%         .25%          .10%/2/       .75%/3/
-----------------------------------------------------------------------------------------------------------------
MetLife Conservative to Moderate
 Allocation                         .10%      .08%    .00%     .18%         .08%          .10%/2/       .77%/3/
-----------------------------------------------------------------------------------------------------------------
MetLife Moderate Allocation         .10%      .05%    .00%     .15%         .05%          .10%/2/       .79%/3/
-----------------------------------------------------------------------------------------------------------------
MetLife Moderate to Aggressive
 Allocation                         .10%      .06%    .00%     .16%         .06%          .10%/2/       .82%/3/
-----------------------------------------------------------------------------------------------------------------
MetLife Aggressive Allocation       .10%      .19%    .00%     .29%         .19%          .10%/2/       .84%/3/
-----------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST
 (CLASS A SHARES)
-----------------------------------------------------------------------------------------------------------------
Harris Oakmark International        .84%      .20%    .00%    1.04%         .00%         1.04%/4,5/
-----------------------------------------------------------------------------------------------------------------
Janus Aggressive Growth             .68%      .14%    .00%     .82%         .00%          .82%/4,5/
-----------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture          .52%      .06%    .00%     .58%         .00%          .58%/4/
-----------------------------------------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity         .73%      .12%    .00%     .85%         .00%          .85%/4,5/
-----------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth            .90%      .13%    .00%    1.03%         .00%         1.03%/4,5/
-----------------------------------------------------------------------------------------------------------------
MFS Research International          .77%      .29%    .00%    1.06%         .06%         1.00%/4,5/
-----------------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate        .70%      .14%    .00%     .84%         .00%          .84%/4/
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation    .60%      .09%    .00%     .69%         .00%          .69%/4/
-----------------------------------------------------------------------------------------------------------------
PIMCO Total Return                  .50%      .07%    .00%     .57%         .00%          .57%
-----------------------------------------------------------------------------------------------------------------
RCM Global Technology               .90%      .01%    .00%     .91%         .00%          .91%/4/
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth        .75%      .15%    .00%     .90%         .00%          .90%/4,5/
-----------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES
 (CLASS 2 SHARES)
-----------------------------------------------------------------------------------------------------------------
American Funds Global Small
 Capitalization                     .77%      .04%    .25%    1.06%         .00%         1.06%
-----------------------------------------------------------------------------------------------------------------
American Funds Growth               .35%      .01%    .25%     .61%         .00%          .61%
-----------------------------------------------------------------------------------------------------------------
American Funds Growth-Income        .29%      .02%    .25%     .56%         .00%          .56%
-----------------------------------------------------------------------------------------------------------------

--------
/1/ Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.
/2/ Our affiliate MetLife Advisers, LLC ("MetLife Advisers") and the Metropolitan Series Fund, have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that the Net Total Annual Expenses will not exceed, at any time prior to April 30, 2006, the following percentages: .95% for the BlackRock
Large Cap Value Portfolio, 1.15% for the Franklin Templeton Small Cap
Portfolio, .10% for the MetLife Aggressive Allocation Portfolio, .10% for the MetLife Conservative Allocation Portfolio, .10% for the MetLife Conservative to Moderate Allocation Portfolio, .10% for the MetLife Moderate Allocation, .10% for the MetLife Moderate to Aggressive Allocation Portfolio, and 1.00% for the MFS Investors Trust Portfolio. Under the Expense Agreement, if certain conditions are met, these Portfolios may reimburse MetLife Advisers for fees it waived and Expenses it paid if, in the future, actual Expenses of the Portfolios are less than the expense limits. Under the Expense Agreement, MetLife Advisers will also waive the management fee payable by certain Portfolios in the following percentage amounts: .025% for the assets in the BlackRock Bond Income Portfolio over $1 billion but less than $2 billion, .006% for the Lehman Brothers Aggregate Bond Index Portfolio, .05% for the Loomis Sayles Small Cap Portfolio, .007% for the MetLife Mid Cap Stock Index
Portfolio, .007% for the MetLife Stock Index Portfolio, .007% for the Morgan Stanley EAFE Index Portfolio, .007% for the Russell 2000 Index Portfolio, and ..015% for the first $50 million of assets in the T. Rowe Price Large Cap Growth Portfolio.
/3/ This Portfolio is a "fund of funds" that invests substantially all of its assets in other Portfolios of the Metropolitan Series Fund or the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio also will bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The estimated expenses of the underlying portfolios (after applicable contractual fee waivers and expense reimbursements) are: .65% for the MetLife Conservative Allocation Portfolio, .67% for the MetLife Conservative to
Moderate Allocation Portfolio; .69% for the MetLife Moderate Allocation Portfolio, .72% for the MetLife Moderate to Aggressive Allocation Portfolio, and .74% for the MetLife Aggressive Allocation Portfolio. The estimated gross total annual expenses of the Portfolios including the total estimated expenses of the underlying portfolios (before applicable fee waivers and reimbursements) are: 1.00% for the MetLife Conservative Allocation Portfolio, .85% for the MetLife Conservative to Moderate Allocation Portfolio; .85% for the MetLife Moderate Allocation Portfolio, .88% for the MetLife Moderate to Aggressive Allocation Portfolio, and 1.04% for the MetLife Aggressive Allocation
Portfolio. Policy owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolio. A policy owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.
/4/ Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2006, the following percentages:
1.10% for the Harris Oakmark International Portfolio, .90% for the Janus Aggressive Growth Portfolio, .90% for the Met/AIM Mid Cap Core Equity
Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the MFS Research International Portfolio, .90% for the Neuberger Berman Real Estate Portfolio, .75% for the Oppenheimer Capital Appreciation Portfolio, 1.10% for the RCM Global Technology Portfolio and .90% for the T. Rowe Price Mid-Cap Growth Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory LLC may, with the approval of the Trust's Board of Trustees, be repaid by the applicable Portfolio to Met Investors Advisory LLC. Expenses for the MSF Research International Portfolio have been restated to reflect the terms of the Expense Limitation Agreement. Expenses for the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture
Portfolio, and the RCM Global Technology Portfolio have been restated to reflect management fee reductions that became effective May 1, 2005. Due to a waiver not shown in the table, actual Net Total Annual Expenses for the Oppenheimer Capital Appreciation Portfolio were .68% for the year ended
December 31, 2004.
/5/ Other Expenses reflect the repayment by the Portfolio of fees previously waived and/or expenses previously paid by Met Investors Advisory under the terms of prior expense limitation agreements in the following amounts: .01% for the Harris Oakmark International Portfolio, .05% for the Janus Aggressive
Growth Portfolio, .02% for the Met/AIM Mid Cap Core Equity Portfolio, .01% for the Met/AIM Small Cap Growth Portfolio, .12% for the MFS Research International Portfolio, and .07% for the T. Rowe Price Mid-Cap Growth Portfolio.

THE FEE AND EXPENSE INFORMATION REGARDING THE PORTFOLIOS WAS PROVIDED BY THOSE PORTFOLIOS. THE AMERICAN FUNDS INSURANCE SERIES IS NOT AFFILIATED WITH METLIFE.


For information concerning compensation paid for the sale of the Policies, see "Sales and Administration of the Policies."


METLIFE


MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166. We are obligated to pay all benefits under the Policies.



THE FUNDS AND THEIR PORTFOLIOS

Metropolitan Series Fund, Met Investors Series Trust and American Funds Insurance Series is each a "series" type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is divided into separate investment Portfolios, each of which issues its own class or "series" of stock, and in which a corresponding investment division of the Separate Account invests.


You should read the Fund prospectuses that are attached to this supplement. They contain information about each Fund and its Portfolios, including the investment objectives, strategies, risks and sub-advisers that are associated with each Portfolio. They also contain information on the different separate accounts that invest in each Fund (which may or may not be related to MetLife) and certain risks that may arise when diverse separate accounts, funding diverse types of insurance products, all invest in the same Fund.



SUBSTITUTION OF INVESTMENTS



If investment in the Portfolios or a particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close investment divisions to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


An investment adviser (other than our affiliates MetLife Advisers and Met Investors Advisory), or a sub-adviser of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of the compensation is not deducted from Portfolio assets and does not decrease the Portfolio's investment return. The amount of the compensation is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we, and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to .05%.

Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliates) with increased access to persons involved in the distribution of the Policies.

We, and certain of our affiliated insurance companies, are joint owners of our affiliated investment advisers, MetLife Advisers and Met Investors Advisory, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to sub-advisers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. (See also "Fee Tables--Annual Portfolio Operating Expenses" and "Sales and Administration of the Policies--Other Payments".) The payments are deducted from the assets of the Portfolios and paid to MetLife. These payments decrease the Portfolio's investment return.

MetLife makes certain payments to American Funds Distributors, Inc, the principal underwriter for the American Funds Insurance Series. For more information on these payments, see "Sales and Administration of the Policies--Other Payments."

SELECTION OF PORTFOLIOS

We select the Portfolios offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or sub-adviser is one of our affiliates or whether the portfolio, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from policy owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.

MANAGEMENT OF PORTFOLIOS

Each Fund has an investment adviser who is responsible for overall management of the Fund. These investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for some of the Portfolios.

The adviser, any sub-adviser and investment objective of each Portfolio are as follows:


-----------------------------------------------------------------------------------------------------------
             PORTFOLIO                         SUB-ADVISER                    INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.
ADVISER: METLIFE ADVISERS, LLC
-----------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth          BlackRock Advisors, Inc./1/      Maximum capital appreciation
-----------------------------------------------------------------------------------------------------------
BlackRock Bond Income                BlackRock Advisors, Inc./1/      Competitive total return primarily
                                                                      from investing in fixed-income
                                                                      securities
-----------------------------------------------------------------------------------------------------------
BlackRock Diversified                BlackRock Advisors, Inc./1/      High total return while attempting to
                                                                      limit investment risk and preserve
                                                                      capital
-----------------------------------------------------------------------------------------------------------
BlackRock Investment Trust           BlackRock Advisors, Inc./1/      Long-term growth of capital and
                                                                      income
-----------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value            BlackRock Advisors, Inc./1/      Long-term growth of capital
-----------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth    BlackRock Advisors, Inc./1/      Long-term growth of capital
-----------------------------------------------------------------------------------------------------------
BlackRock Strategic Value            BlackRock Advisors, Inc./1/      High total return, consisting
                                                                      principally of capital appreciation
-----------------------------------------------------------------------------------------------------------
Davis Venture Value                  Davis Selected Advisers, L.P./2/ Growth of capital
-----------------------------------------------------------------------------------------------------------
FI International Stock               Fidelity Management & Research   Long-term growth of capital
                                     Company
-----------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities             Fidelity Management & Research
                                     Company                          Long-term growth of capital
-----------------------------------------------------------------------------------------------------------
FI Value Leaders                     Fidelity Management & Research
                                     Company                          Long-term growth of capital
-----------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth  Franklin Advisers, Inc.          Long-term capital growth
-----------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value         Harris Associates L.P.           Long-term capital appreciation
-----------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value       Harris Associates L.P.           Long-term capital appreciation
-----------------------------------------------------------------------------------------------------------
Jennison Growth/3/                   Jennison Associates LLC          Long-term growth of capital
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index Metropolitan Life Insurance      To equal the performance of the
                                     Company                          Lehman Brothers Aggregate Bond
                                                                      Index
-----------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap              Loomis, Sayles & Company, L.P.   Long-term capital growth from
                                                                      investments in common stocks or
                                                                      other equity securities
-----------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index          Metropolitan Life Insurance      To equal the performance of the
                                     Company                          Standard & Poor's Mid Cap 400
                                                                      Composite Stock Price Index
-----------------------------------------------------------------------------------------------------------
MetLife Stock Index                  Metropolitan Life Insurance      To equal the performance of the
                                     Company                          Standard & Poor's 500 Composite
                                                                      Stock Price Index
-----------------------------------------------------------------------------------------------------------
MFS Investors Trust                  Massachusetts Financial Services Long-term growth of capital with a
                                     Company                          secondary objective to seek
                                                                      reasonable current income
-----------------------------------------------------------------------------------------------------------
MFS Total Return                     Massachusetts Financial Services Favorable total return through
                                     Company                          investment in a diversified portfolio
-----------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index            Metropolitan Life Insurance      To equal the performance of the
                                     Company                          MSCI EAFE Index
-----------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value       Neuberger Berman Management Inc. Capital growth
-----------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity            OppenheimerFunds, Inc./3/        Capital appreciation
-----------------------------------------------------------------------------------------------------------
Russell 2000 Index                   Metropolitan Life Insurance      To equal the return of the Russell
                                     Company                          2000 Index
-----------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond      Salomon Brothers Asset           To maximize total return consistent
 Opportunities                       Management Inc/4/                with preservation of capital
-----------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government     Salomon Brothers Asset           To maximize total return consistent
                                     Management Inc                   with preservation of capital and
                                                                      maintenance of liquidity
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                PORTFOLIO                            SUB-ADVISER                     INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth             T. Rowe Price Associates Inc.    Long-term growth of capital and,
                                                                            secondarily, dividend income
------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth             T. Rowe Price Associates Inc.    Long-term capital growth
------------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation            N/A                              A high level of current income, with
                                                                            growth of capital as a secondary
                                                                            objective
------------------------------------------------------------------------------------------------------------------
MetLife Conservative to Moderate           N/A                              High total return in the form of
 Allocation                                                                 income and growth of capital, with a
                                                                            greater emphasis on income
------------------------------------------------------------------------------------------------------------------
MetLife Moderate Allocation                N/A                              A balance between high level of
                                                                            current income and growth of capital,
                                                                            with a greater emphasis on growth of
                                                                            capital
------------------------------------------------------------------------------------------------------------------
MetLife Moderate to Aggressive Allocation  N/A                              Growth of capital
------------------------------------------------------------------------------------------------------------------
MetLife Aggressive Allocation              N/A                              Growth of capital
------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST ADVISER:
MET INVESTORS ADVISORY LLC
------------------------------------------------------------------------------------------------------------------
Harris Oakmark International               Harris Associates L.P.           Long-term capital appreciation
------------------------------------------------------------------------------------------------------------------
Janus Aggressive Growth                    Janus Capital Management, LLC    Long-term growth of capital
------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                                                  High current income and the
                                                                            opportunity for capital appreciation
                                           Lord, Abbett & Co. LLC           to produce a high total return
------------------------------------------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity                AIM Capital Management, Inc.     Long-term growth of capital
------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                   AIM Capital Management, Inc.     Long-term growth of capital
------------------------------------------------------------------------------------------------------------------
MFS Research International                 Massachusetts Financial Services Capital appreciation
                                           Company
------------------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate               Neuberger Berman Management,     To provide total return through
                                           Inc.                             investment in real estate securities,
                                                                            emphasizing both capital appreciation
                                                                            and current income
------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation           OppenheimerFunds, Inc.           Capital appreciation
------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                         Pacific Investment Management    Maximum total return, consistent
                                           Company LLC                      with the preservation of capital and
                                                                            prudent investment management
------------------------------------------------------------------------------------------------------------------
RCM Global Technology                      RCM Capital Management LLC/5/    Capital appreciation; no consideration
                                                                            is given to income
------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth               T. Rowe Price Associates, Inc.   Long-term growth of capital
------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES
ADVISER: CAPITAL RESEARCH AND
MANAGEMENT COMPANY
------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization N/A                              Capital appreciation through stocks
------------------------------------------------------------------------------------------------------------------
American Funds Growth                      N/A                              Capital appreciation through stocks
------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income               N/A                              Capital appreciation and income
------------------------------------------------------------------------------------------------------------------

--------
/1/ Prior to January 31, 2005, State Street Research & Management Company was
    the sub-adviser to these Portfolios.
/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/3/ Prior to May 1, 2005, Deutsche Investment Management Americas Inc. was the
    sub-adviser to this Portfolio.
/4/ Salomon Brothers Asset Management Inc may delegate certain responsibilities to Citigroup Asset Management Limited, a London-based affiliate.
/5/ Prior to May 1, 2005, PEA Capital LLC was the sub-adviser to this Portfolio.

A Portfolio may have a name and/or objective that is very similar to that of a publicly available mutual fund that is managed by the same sub-investment manager or adviser. The Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.



The remainder of this section has not changed.

SENDING COMMUNICATIONS AND PAYMENTS TO US


CONTACTING US

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the automated investment strategies) or changing your premium allocations. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for any function not listed below or for any other inquiry.

                 FUNCTION                                   DESIGNATED OFFICE
--------------------------------------------------------------------------------------------
 Premium Payments                            MetLife, P.O. Box 371487, Pittsburgh, PA
                                               15250-7487
--------------------------------------------------------------------------------------------
 Payment Inquiries                           MetLife, P.O. Box 30375, Tampa FL 33630
--------------------------------------------------------------------------------------------
 Surrenders, Withdrawals, Loans, Investment  MetLife, P.O. Box 543, Warwick, R.I. 02887-0543
 Division Transfers, Premium Reallocation
--------------------------------------------------------------------------------------------
 Death Claims                                MetLife, P.O. Box 353, Warwick, R.I. 02887-0353
--------------------------------------------------------------------------------------------
 Beneficiary & Assignment                    MetLife, P.O. Box 313, Warwick, R.I. 02887-0313
--------------------------------------------------------------------------------------------
 Cancellations (Free Look Period)            MetLife, 500 Schoolhouse Road, Johnstown, PA
                                               15904
                                             Attn: Free Look
--------------------------------------------------------------------------------------------
 Address Changes                             MetLife, 500 Schoolhouse Road, Johnstown, PA
                                               15904
                                             Attn: Data Integrity
--------------------------------------------------------------------------------------------
  Reinstatements                             MetLife, P.O. Box 30375, Tampa FL 33630
--------------------------------------------------------------------------------------------

WHEN YOUR REQUESTS, INSTRUCTIONS AND NOTIFICATIONS BECOME EFFECTIVE




This sub-section has changed only to add the following:



If we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).




INSURANCE PROCEEDS PAYABLE IF THE INSURED DIES


This Section has been changed only as follows. The following has been added regarding the account in which we place the insurance proceeds if no other selection is made.





This account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in this account.

DEATH BENEFIT OPTIONS YOU CAN CHOOSE


We have clarified the effects on your specified face caused by a change in death benefit as follows.


Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request. A change in death benefit will have the following effects on your specified face amount:

.. CHANGE FROM A TO B, OR FROM A TO CI, OR FROM CII TO B: The specified face amount will decrease to equal the death benefit less the cash value on the effective date of the change.

.. CHANGE FROM B TO A, OR FROM CI TO A: The specified face amount will increase to equal the death benefit plus the cash value of the Policy on the effective date of the change.

.. CHANGE FROM B TO CI OR FROM CI TO B: The specified face amount will remain the same.

Before you change your death benefit option you should consider the following:

.. If the term insurance amount of your death benefit changes, as it may with a change from A to B, or from A to CI, or from CII to B and vice versa, the cost of term insurance will also change. This will affect your cash value and, in some cases, the amount of the death benefit.

.. The premium requirements for maintaining the guaranteed minimum death benefit may change, which could affect your ability to maintain it.

.. If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under "Specified Face Amount," below. These issues include the possibility that your Policy would become a modified endowment contract; that you would receive a taxable distribution; that there would be an increase or decrease in the monthly administration charge; and that the maximum premium amounts that you can pay would change. A specified face amount decrease resulting from a death benefit option change, however, will not result in deduction of a surrender charge.



THE AMOUNT WE PAY AT YOUR POLICY'S FINAL DATE

The Final Date is the Policy anniversary on which the insured is Age 95. We will allow you to extend that date, however, where permitted by state law. If the insured is living on the Final Date, we will pay you the cash value of the Policy, reduced by any outstanding loans (plus accrued interest). You can receive the cash value in a single sum, in an account that earns interest, or under an available income plan. The tax consequences of keeping the Policy in force beyond the insured's attained age 100 are unclear.

TRANSFERRING CASH VALUE AMONG YOUR POLICY'S INVESTMENT OPTIONS

The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. We do not currently charge for transfers, but we do reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. Currently, transfers are not taxable transactions.

Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the

Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (E.G., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund) and we monitor transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests, to or from a Monitored Portfolio or other identified Portfolios, under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. If we impose this restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The cash value will not be affected by any gain or loss due to the transfer and your cash value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. In addition, Policy Owners and other persons with interests in the Policies should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.

AUTOMATED INVESTMENT STRATEGIES YOU CAN CHOOSE

You can choose one of five currently available strategies. You can also change or cancel your choice at any time.

.. EQUITY GENERATOR: allows you to transfer an amount equal to the interest earned in the Fixed Account in any Policy month equal to at least $20 to the MetLife Stock Index investment division or the BlackRock Aggressive Growth investment division. The transfer will be made at the beginning of the Policy month following the Policy month in which the interest was earned.


.. EQUALIZER: allows you to periodically equalize amounts in your Fixed Account and either the MetLife Stock Index investment division or the BlackRock Aggressive Growth investment division. We currently make equalization each quarter. We will terminate this strategy if you make a transfer out of either of the investment divisions or the Fixed Account. You may then reelect the Equalizer on your next Policy anniversary.


.. REBALANCER: allows you to periodically redistribute amounts in the Fixed
  Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution each quarter.


.. ALLOCATOR: allows you to systematically transfer money from the Fixed Account to any investment division(s). When you elect Allocator you must have enough cash value in the Fixed Account to enable the election to be in effect for three months. The election can be to transfer each month:


 . A specific amount, until the cash value in the Fixed Account is exhausted,

 . A specific amount for a specific number of months, or

 . Amounts in equal installments until the total amount you have requested has been transferred.


These transfer privileges allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss in declining markets. Because the Allocator involves continuous investment in securities regardless of the price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.



.. INDEX SELECTOR: Allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations. Based on your selection, 100% of your cash value will be allocated among the Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, MetLife Stock Index, Russell 2000 Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Account. Each quarter we will redistribute your cash value in the Fixed Account and investment divisions in order to maintain the original allocations.



  We will implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. For policyholders who elected this strategy before May 1, 2004, we will use the percentage allocations of the model in effect on May 1, 2004. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. Before electing this strategy, you should consider the fact that investment returns using this strategy may be more volatile than the other strategies.



  If you request a transfer after you have elected the Index Selector strategy, we will process the transfer but on the next quarterly rebalancing date, we will redistribute your cash value in order to maintain the original allocations of the asset allocation model you chose. HOWEVER, if you change your allocation of net premiums, the Index Selector strategy will be terminated, including the rebalancing feature.


  You can terminate your participation in the Index Selector strategy at any time. We reserve the right to modify or terminate the Index Selector strategy or any other automated investment strategy, for any reason, including, without limitation, a change in regulatory requirements applicable to such programs.

TRANSFERS YOU CAN MAKE BY TELEPHONE

Subject to our market timing procedures, we may, if permitted by state law, allow you to make transfer requests, changes to Automated Investment Strategies and changes to allocations of future net premiums by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures apply:

.. We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.

.. We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

.. All telephone calls will be recorded.

.. You will receive a written confirmation of any transaction.

.. Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

.. You should contact our Designated Office with any questions regarding the procedures.

We do not currently offer Internet transfer capability, but may do so in the future. We will notify you if we begin to offer Internet transactions.

Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your sales representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.





FEDERAL TAX MATTERS

The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. Because individual circumstances vary, you should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

INSURANCE PROCEEDS

.. Generally excludable from your beneficiary's gross income.

.. The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

.. Whether or not any federal estate tax is due is based on a number of factors, including the estate size.

.. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy issued on a standard risk basis to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. There is less guidance, however, with respect to Policies issued on a substandard risk basis, and it is not clear that such Policies basis, and it is not clear that such Policies will in all cases satisfy the applicable requirements to be treated as life insurance under section 7702 of the Internal Revenue Code.

CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution such as on the Final Date. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).

There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

SPLIT-DOLLAR INSURANCE PLANS

The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

LOANS

.. Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

.. If your Policy terminates (upon surrender, cancellation lapse, the Final Date or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, cancelled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

.. The tax consequences of loans outstanding after the 15th Policy year are uncertain.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy, include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC.

If your Policy is considered a modified endowment contract:

.. The death benefit will still generally be income tax free to your beneficiary, as discussed above.

.. Amounts withdrawn or distributed before the insured's death, including
  (without limitation) loans, assignments and pledges, are (to the extent of any gains on your policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

.. You will generally owe an additional 10% tax penalty on the taxable portion of the amounts you received before age 59 1/2, except generally if you are disabled or the distribution is part of a series of substantially equal periodic payments.

.. If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

INVESTOR CONTROL

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

WITHHOLDING

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance Policy purchase.

BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

.. Possible taxation of cash value transfers.

.. Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

.. Possible limits on the number of investment funds available or the frequency of transfers among them.

.. Possible changes in the tax treatment of Policy benefits and rights.

FOREIGN TAX CREDITS

To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

SALES AND ADMINISTRATION OF THE POLICIES

We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc.

DISTRIBUTING THE POLICIES

We sell the Policies through licensed life insurance sales representatives:

.. Registered through us or through a selling firm wholly owned by us; or

.. Registered through other selling firms

COMMISSIONS AND OTHER COMPENSATION

We pay commissions and other compensation to sales representatives registered through us or to the selling firm through which they are registered, for the sale of our products. The commissions and other payments described below do not result in a charge against the Policy in addition to the charges already described elsewhere in this prospectus. We may require all or part of the commissions to be returned to us if you do not continue your Policy for at least one year.

COMMISSIONS TO METLIFE SALES REPRESENTATIVES

MetLife sales representatives are sales representatives registered through us or through MetLife Securities, Inc., a wholly owned selling firm. MetLife sales representatives may be career sales representatives who are employees of MetLife or brokers who are not employees of MetLife. We pay MetLife sales representatives commissions based on the sale of the Policy. The maximum commissions are:

.. First Policy Year:

(1)50% of the lesser of:

  (A)Actual premiums received during the first Policy year;
  (B)The annualized modal premium;
  (C)The annual premium necessary to keep the longest duration of the guaranteed minimum death benefit effective for a like Policy with Option A and the preferred nonsmoking rating class for standard risks (or the actual rating class for other risks) in place ("MCP"); or
  (D)$80.00 per $1,000 of specified face amount ("Company Cap Premium")

     plus

(2)3% of premiums received in excess of the smaller of the MCP or the Company Cap Premium

.. Policy Years 2-4: 5% of premiums received in the Policy year.

.. Policy Years 5-10: A servicing fee of 2% of premiums received in the Policy year.

.. Policy years 11 and later: A servicing fee of 1% of premiums received in the Policy year.

PAYMENTS TO MANAGERS OF METLIFE SALES REPRESENTATIVES

We make payments for the sale of the Policy to the field managers of a MetLife sales representative. Payments to the field managers vary and depend on many factors including the commissions paid to the MetLife sales representative who sold the Policy, the commissions paid to other MetLife sales representatives the field manager supervises and the amount of proprietary and non-proprietary products sold by the MetLife sales representatives that the field managers supervise.

CASH AND NON-CASH COMPENSATION

Our sales representatives and their managers (and the sales representatives and managers of our affiliates) may be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by MetLife and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their employment or agent status with us and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the manager supervises. For some of our affiliates, managers may pay a portion of their compensation to their sales representatives.

Sales representatives and their managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

In addition to the payments listed above, MetLife makes certain payments to its business unit or the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Policy is sold. This amount is part of the total compensation paid for the sale of the Policy.

Receipt of the cash and non-cash compensation described above may provide sales representatives and their managers with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

PAYMENTS TO SELLING FIRMS

We pay compensation for the sale of the Policies by affiliated and unaffiliated selling firms. The compensation paid to selling firms for the sale of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to the sales made through MetLife's sales representatives. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

One of our affiliated selling firms, MetLife Investors Distribution Company ("MLID"), enters into selling agreements with other unaffiliated selling firms for the sale of the Policies and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLID may pay additional compensation to certain of these selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

OTHER PAYMENTS

The American Funds Global Small Capitalization Portfolio, the American Funds Growth Portfolio and the American Funds Growth-Income Portfolio make payments to MetLife under their distribution plans in consideration of services provided and expenses incurred by MetLife in distributing their shares. These payments currently equal 0.25% of the Separate Account assets invested in the particular Portfolio. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.

MetLife pays American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing the Portfolios' shares in connection with the Policies.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.




EXPERTS


The financial statements of Metropolitan Life Separate Account UL included in this supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


Marian Zeldin, FSA, MAAA, Vice-President and Actuary of MetLife has examined actuarial matters included in the registration statement, as stated in her opinion filed as an exhibit to the registration statement.



FINANCIAL STATEMENTS


The financial statements of the Separate Account are attached to this supplement. You can find the financial statements of MetLife in the Statement of Additional Information. You may view the Statement of Additional Information by logging on to our website at www.metlife.com or you may obtain a copy of the Statement of Additional Information, without charge, by calling 800-MET5000. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
Metropolitan Life Separate Account UL
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the Investment Divisions (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company ("Metropolitan Life") as of December 31, 2004 and the related statements of operations and the statements of changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions comprising the Separate Account of Metropolitan Life as of December 31, 2004, the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, FL

March 23, 2005

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                     STATE STREET RESEARCH STATE STREET RESEARCH STATE STREET RESEARCH
                                                       INVESTMENT TRUST         DIVERSIFIED        AGGRESSIVE GROWTH
                                                      INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                     --------------------- --------------------- ---------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (14,725,660 Shares; cost $437,735,084).............   $    399,801,661      $             --      $             --
State Street Research Diversified Portfolio
 (19,543,701 Shares; cost $314,850,469).............                 --           314,849,028                    --
State Street Research Aggressive Growth Portfolio
 (10,244,403 Shares; cost $240,259,945).............                 --                    --           207,756,483
MetLife Stock Index Portfolio
 (16,982,621 Shares; cost $513,726,527).............                 --                    --                    --
FI International Stock Portfolio
 (4,184,585 Shares; cost $46,020,677)...............                 --                    --                    --
FI Mid Cap Opportunities Portfolio
 (14,027,780 Shares; cost $259,097,978).............                 --                    --                    --
T. Rowe Price Small Cap Growth Portfolio
 (5,286,550 Shares; cost $63,671,025)...............                 --                    --                    --
Scudder Global Equity Portfolio
 (2,611,247 Shares; cost $29,759,419)...............                 --                    --                    --
Harris Oakmark Large Cap Value Portfolio
 (3,819,785 Shares; cost $42,764,231)...............                 --                    --                    --
Neuberger Berman Partners Mid Cap Value Portfolio
 (2,287,663 Shares; cost $34,696,023)...............                 --                    --                    --
T. Rowe Price Large Cap Growth Portfolio
 (2,865,182 Shares; cost $31,808,389)...............                 --                    --                    --
Lehman Brothers Aggregate Bond Index Portfolio
 (6,144,529 Shares; cost $65,884,403)...............                 --                    --                    --
Morgan Stanley EAFE Index Portfolio
 (2,795,997 Shares; cost $24,300,134)...............                 --                    --                    --
Russell 2000 Index Portfolio
 (2,646,884 Shares; cost $27,058,591)...............                 --                    --                    --
Met/Putnam Voyager Portfolio
 (2,204,746 Shares; cost $9,605,022)................                 --                    --                    --
State Street Research Aurora Portfolio
 (4,188,097 Shares; cost $58,904,132)...............                 --                    --                    --
MetLife Mid Cap Stock Index Portfolio
 (2,690,249 Shares; cost $28,264,724)...............                 --                    --                    --
Franklin Templeton Small Cap Growth Portfolio
 (437,468 Shares; cost $3,581,508)..................                 --                    --                    --
State Street Research Large Cap Value Portfolio
 (274,394 Shares; cost $2,937,412)..................                 --                    --                    --
Davis Venture Value Portfolio
 (1,111,359 Shares; cost $25,578,869)...............                 --                    --                    --
Loomis Sayles Small Cap Portfolio
 (29,039 Shares; cost $4,989,540)...................                 --                    --                    --
State Street Research Large Cap Growth Portfolio
 (316,810 Shares; cost $5,707,793)..................                 --                    --                    --
MFS Investors Trust Portfolio
 (369,455 Shares; cost $2,914,956)..................                 --                    --                    --
                                                       ----------------      ----------------      ----------------
Total Investments...................................        399,801,661           314,849,028           207,756,483
Cash and Accounts Receivable........................             14,852               327,701                    --
                                                       ----------------      ----------------      ----------------
Total Assets........................................        399,816,513           315,176,729           207,756,483
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                 --                    --                 7,121
                                                       ----------------      ----------------      ----------------
NET ASSETS..........................................   $    399,816,513      $    315,176,729      $    207,749,362
                                                       ================      ================      ================
Outstanding Units (In Thousands)....................             16,507                13,455                11,775
Unit Fair Values....................................   $11.71 to $36.38      $12.79 to $32.95      $13.23 to $18.89

                                                           METLIFE
                                                         STOCK INDEX
                                                     INVESTMENT DIVISION
                                                     -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (14,725,660 Shares; cost $437,735,084).............  $             --
State Street Research Diversified Portfolio
 (19,543,701 Shares; cost $314,850,469).............                --
State Street Research Aggressive Growth Portfolio
 (10,244,403 Shares; cost $240,259,945).............                --
MetLife Stock Index Portfolio
 (16,982,621 Shares; cost $513,726,527).............       548,029,171
FI International Stock Portfolio
 (4,184,585 Shares; cost $46,020,677)...............                --
FI Mid Cap Opportunities Portfolio
 (14,027,780 Shares; cost $259,097,978).............                --
T. Rowe Price Small Cap Growth Portfolio
 (5,286,550 Shares; cost $63,671,025)...............                --
Scudder Global Equity Portfolio
 (2,611,247 Shares; cost $29,759,419)...............                --
Harris Oakmark Large Cap Value Portfolio
 (3,819,785 Shares; cost $42,764,231)...............                --
Neuberger Berman Partners Mid Cap Value Portfolio
 (2,287,663 Shares; cost $34,696,023)...............                --
T. Rowe Price Large Cap Growth Portfolio
 (2,865,182 Shares; cost $31,808,389)...............                --
Lehman Brothers Aggregate Bond Index Portfolio
 (6,144,529 Shares; cost $65,884,403)...............                --
Morgan Stanley EAFE Index Portfolio
 (2,795,997 Shares; cost $24,300,134)...............                --
Russell 2000 Index Portfolio
 (2,646,884 Shares; cost $27,058,591)...............                --
Met/Putnam Voyager Portfolio
 (2,204,746 Shares; cost $9,605,022)................                --
State Street Research Aurora Portfolio
 (4,188,097 Shares; cost $58,904,132)...............                --
MetLife Mid Cap Stock Index Portfolio
 (2,690,249 Shares; cost $28,264,724)...............                --
Franklin Templeton Small Cap Growth Portfolio
 (437,468 Shares; cost $3,581,508)..................                --
State Street Research Large Cap Value Portfolio
 (274,394 Shares; cost $2,937,412)..................                --
Davis Venture Value Portfolio
 (1,111,359 Shares; cost $25,578,869)...............                --
Loomis Sayles Small Cap Portfolio
 (29,039 Shares; cost $4,989,540)...................                --
State Street Research Large Cap Growth Portfolio
 (316,810 Shares; cost $5,707,793)..................                --
MFS Investors Trust Portfolio
 (369,455 Shares; cost $2,914,956)..................                --
                                                      ----------------
Total Investments...................................       548,029,171
Cash and Accounts Receivable........................           146,607
                                                      ----------------
Total Assets........................................       548,175,778
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                --
                                                      ----------------
NET ASSETS..........................................  $    548,175,778
                                                      ================
Outstanding Units (In Thousands)....................            29,476
Unit Fair Values....................................  $10.59 to $32.05


                      See Notes to Financial Statements.

 FI INTERNATIONAL       FI MID CAP         T. ROWE PRICE          SCUDDER         HARRIS OAKMARK       NEUBERGER BERMAN
       STOCK           OPPORTUNITIES     SMALL CAP GROWTH      GLOBAL EQUITY      LARGE CAP VALUE   PARTNERS MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------

 $             --     $            --     $            --    $             --    $             --      $             --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

       48,122,736                  --                  --                  --                  --                    --

               --         229,213,934                  --                  --                  --                    --

               --                  --          72,032,359                  --                  --                    --

               --                  --                  --          34,181,219                  --                    --

               --                  --                  --                  --          51,070,525                    --

               --                  --                  --                  --                  --            47,285,989

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --
 ----------------     ---------------     ---------------    ----------------    ----------------      ----------------
       48,122,736         229,213,934          72,032,359          34,181,219          51,070,525            47,285,989
               --             112,274               1,675               1,258              62,627                    --
 ----------------     ---------------     ---------------    ----------------    ----------------      ----------------
       48,122,736         229,326,208          72,034,034          34,182,477          51,133,152            47,285,989
           47,812                  --                  --                  --                  --                70,728
 ----------------     ---------------     ---------------    ----------------    ----------------      ----------------
 $     48,074,924     $   229,326,208     $    72,034,034    $     34,182,477    $     51,133,152      $     47,215,261
 ================     ===============     ===============    ================    ================      ================
            3,241              14,284               5,186               2,201               3,767                 2,435
 $11.67 to $16.22     $6.66 to $18.87     $7.41 to $15.57    $15.04 to $16.76    $12.79 to $16.08      $16.88 to $23.70

   T. ROWE PRICE      LEHMAN BROTHERS
 LARGE CAP GROWTH   AGGREGATE BOND INDEX
INVESTMENT DIVISION INVESTMENT DIVISION
------------------- --------------------

  $            --     $             --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

       36,588,372                   --

               --           67,712,704

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --
  ---------------     ----------------
       36,588,372           67,712,704
                9                   --
  ---------------     ----------------
       36,588,381           67,712,704
               --                2,896
  ---------------     ----------------
  $    36,588,381     $     67,709,808
  ===============     ================
            3,297                4,813
  $8.97 to $13.33     $13.17 to $14.23

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                       MORGAN STANLEY          RUSSELL           MET/PUTNAM
                                                         EAFE INDEX          2000 INDEX            VOYAGER
                                                     INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- ------------------- -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (14,725,660 Shares; cost $437,735,084).............   $            --    $             --     $           --
State Street Research Diversified Portfolio
 (19,543,701 Shares; cost $314,850,469).............                --                  --                 --
State Street Research Aggressive Growth Portfolio
 (10,244,403 Shares; cost $240,259,945).............                --                  --                 --
MetLife Stock Index Portfolio
 (16,982,621 Shares; cost $513,726,527).............                --                  --                 --
FI International Stock Portfolio
 (4,184,585 Shares; cost $46,020,677)...............                --                  --                 --
FI Mid Cap Opportunities Portfolio
 (14,027,780 Shares; cost $259,097,978).............                --                  --                 --
T. Rowe Price Small Cap Growth Portfolio
 (5,286,550 Shares; cost $63,671,025)...............                --                  --                 --
Scudder Global Equity Portfolio
 (2,611,247 Shares; cost $29,759,419)...............                --                  --                 --
Harris Oakmark Large Cap Value Portfolio
 (3,819,785 Shares; cost $42,764,231)...............                --                  --                 --
Neuberger Berman Partners Mid Cap Value Portfolio
 (2,287,663 Shares; cost $34,696,023)...............                --                  --                 --
T. Rowe Price Large Cap Growth Portfolio
 (2,865,182 Shares; cost $31,808,389)...............                --                  --                 --
Lehman Brothers Aggregate Bond Index Portfolio
 (6,144,529 Shares; cost $65,884,403)...............                --                  --                 --
Morgan Stanley EAFE Index Portfolio
 (2,795,997 Shares; cost $24,300,134)...............        32,545,410                  --                 --
Russell 2000 Index Portfolio
 (2,646,884 Shares; cost $27,058,591)...............                --          37,082,843                 --
Met/Putnam Voyager Portfolio
 (2,204,746 Shares; cost $9,605,022)................                --                  --         10,450,498
State Street Research Aurora Portfolio
 (4,188,097 Shares; cost $58,904,132)...............                --                  --                 --
MetLife Mid Cap Stock Index Portfolio
 (2,690,249 Shares; cost $28,264,724)...............                --                  --                 --
Franklin Templeton Small Cap Growth Portfolio
 (437,468 Shares; cost $3,581,508)..................                --                  --                 --
State Street Research Large Cap Value Portfolio
 (274,394 Shares; cost $2,937,412)..................                --                  --                 --
Davis Venture Value Portfolio
 (1,111,359 Shares; cost $25,578,869)...............                --                  --                 --
Loomis Sayles Small Cap Portfolio
 (29,039 Shares; cost $4,989,540)...................                --                  --                 --
State Street Research Large Cap Growth Portfolio
 (316,810 Shares; cost $5,707,793)..................                --                  --                 --
MFS Investors Trust Portfolio
 (369,455 Shares; cost $2,914,956)..................                --                  --                 --
                                                       ---------------    ----------------     --------------
Total Investments...................................        32,545,410          37,082,843         10,450,498
Cash and Accounts Receivable........................             6,169               2,918              1,432
                                                       ---------------    ----------------     --------------
Total Assets........................................        32,551,579          37,085,761         10,451,930
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                --                  --                 --
                                                       ---------------    ----------------     --------------
NET ASSETS..........................................   $    32,551,579    $     37,085,761     $   10,451,930
                                                       ===============    ================     ==============
Outstanding Units (In Thousands)....................             3,015               2,381              2,202
Unit Fair Values....................................   $9.31 to $12.41    $12.55 to $17.19     $4.56 to $5.02

                                                     STATE STREET RESEARCH
                                                            AURORA
                                                      INVESTMENT DIVISION
                                                     ---------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (14,725,660 Shares; cost $437,735,084).............   $             --
State Street Research Diversified Portfolio
 (19,543,701 Shares; cost $314,850,469).............                 --
State Street Research Aggressive Growth Portfolio
 (10,244,403 Shares; cost $240,259,945).............                 --
MetLife Stock Index Portfolio
 (16,982,621 Shares; cost $513,726,527).............                 --
FI International Stock Portfolio
 (4,184,585 Shares; cost $46,020,677)...............                 --
FI Mid Cap Opportunities Portfolio
 (14,027,780 Shares; cost $259,097,978).............                 --
T. Rowe Price Small Cap Growth Portfolio
 (5,286,550 Shares; cost $63,671,025)...............                 --
Scudder Global Equity Portfolio
 (2,611,247 Shares; cost $29,759,419)...............                 --
Harris Oakmark Large Cap Value Portfolio
 (3,819,785 Shares; cost $42,764,231)...............                 --
Neuberger Berman Partners Mid Cap Value Portfolio
 (2,287,663 Shares; cost $34,696,023)...............                 --
T. Rowe Price Large Cap Growth Portfolio
 (2,865,182 Shares; cost $31,808,389)...............                 --
Lehman Brothers Aggregate Bond Index Portfolio
 (6,144,529 Shares; cost $65,884,403)...............                 --
Morgan Stanley EAFE Index Portfolio
 (2,795,997 Shares; cost $24,300,134)...............                 --
Russell 2000 Index Portfolio
 (2,646,884 Shares; cost $27,058,591)...............                 --
Met/Putnam Voyager Portfolio
 (2,204,746 Shares; cost $9,605,022)................                 --
State Street Research Aurora Portfolio
 (4,188,097 Shares; cost $58,904,132)...............         80,285,815
MetLife Mid Cap Stock Index Portfolio
 (2,690,249 Shares; cost $28,264,724)...............                 --
Franklin Templeton Small Cap Growth Portfolio
 (437,468 Shares; cost $3,581,508)..................                 --
State Street Research Large Cap Value Portfolio
 (274,394 Shares; cost $2,937,412)..................                 --
Davis Venture Value Portfolio
 (1,111,359 Shares; cost $25,578,869)...............                 --
Loomis Sayles Small Cap Portfolio
 (29,039 Shares; cost $4,989,540)...................                 --
State Street Research Large Cap Growth Portfolio
 (316,810 Shares; cost $5,707,793)..................                 --
MFS Investors Trust Portfolio
 (369,455 Shares; cost $2,914,956)..................                 --
                                                       ----------------
Total Investments...................................         80,285,815
Cash and Accounts Receivable........................             55,824
                                                       ----------------
Total Assets........................................         80,341,639
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                 --
                                                       ----------------
NET ASSETS..........................................   $     80,341,639
                                                       ================
Outstanding Units (In Thousands)....................              4,164
Unit Fair Values....................................   $17.84 to $19.48

                      See Notes to Financial Statements.

      METLIFE         FRANKLIN TEMPLETON    STATE STREET RESEARCH          DAVIS             LOOMIS SAYLES
MID CAP STOCK INDEX    SMALL CAP GROWTH        LARGE CAP VALUE         VENTURE VALUE           SMALL CAP
INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------   ---------------------   -------------------   -------------------
    $          --      $             --       $             --       $             --      $              --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
       36,883,308                    --                     --                     --                     --
               --             4,527,791                     --                     --                     --
               --                    --              3,320,165                     --                     --
               --                    --                     --             31,373,675                     --
               --                    --                     --                     --              6,406,202
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
 ----------------      ----------------       ----------------       ----------------      -----------------
       36,883,308             4,527,791              3,320,165             31,373,675              6,406,202
            2,076                    --                    728                    662                    273
 ----------------      ----------------       ----------------       ----------------      -----------------
       36,885,384             4,527,791              3,320,893             31,374,337              6,406,475
               --                   359                     --                     --                     --
 ----------------      ----------------       ----------------       ----------------      -----------------
  $    36,885,384      $      4,527,432       $      3,320,893       $     31,374,337      $       6,406,475
 ================      ================       ================       ================      =================
            2,658                   440                    271                  1,366                     38
 $12.82 to $14.07      $10.01 to $10.35       $12.02 to $12.31       $11.00 to $31.91      $10.79 to $238.98

STATE STREET RESEARCH           MFS
  LARGE CAP GROWTH        INVESTORS TRUST
 INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------   -------------------
   $            --        $           --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
         6,453,416                    --
                --             3,384,211
   ---------------        --------------
         6,453,416             3,384,211
             4,108                 2,780
   ---------------        --------------
         6,457,524             3,386,991
                --                    --
   ---------------        --------------
   $     6,457,524        $    3,386,991
   ===============        ==============
               851                   367
   $7.44 to $11.17        $8.87 to $9.28

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                                               STATE STREET
                                                                                 RESEARCH        FI VALUE       HARRIS OAKMARK
                                                                               BOND INCOME       LEADERS        FOCUSED VALUE
                                                                                INVESTMENT      INVESTMENT        INVESTMENT
                                                                                 DIVISION        DIVISION          DIVISION
                                                                             ---------------- --------------- ------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
State Street Research Bond Income Portfolio
 (784,305 Shares; cost $85,142,822)......................................... $     89,191,094 $            -- $               --
FI Value Leaders Portfolio
 (6,744 Shares; cost $1,032,734)............................................               --       1,190,571                 --
Harris Oakmark Focused Value Portfolio
 (155,186 Shares; cost $30,169,634).........................................               --              --         37,845,315
Salomon Brothers Strategic Bond Opportunities Portfolio
 (670,446 Shares; cost $8,224,857)..........................................               --              --                 --
Salomon Brothers U.S. Government Portfolio
 (763,114 Shares; cost $9,381,744)..........................................               --              --                 --
State Street Research Money Market Portfolio
 (291,721 Shares; cost $29,172,133).........................................               --              --                 --
MFS Total Return Portfolio
 (5,184 Shares; cost $727,723)..............................................               --              --                 --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Growth Portfolio
 (213,086 Shares; cost $3,687,672)..........................................               --              --                 --
Janus Aspen Balanced Portfolio
 (9 Shares; cost $233)......................................................               --              --                 --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
Invesco VIF Equity-Income Portfolio
 (12,962 Shares; cost $227,049).............................................               --              --                 --
AIM Government Securities Portfolio
 (359 Shares; cost $4,330)..................................................               --              --                 --
AIM Real Estate Portfolio
 (68,810 Shares; cost $1,066,335)...........................................               --              --                 --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES FUNDS ("FRANKLIN FUND")
Franklin Templeton International Stock Portfolio
 (365,633 Shares; cost $4,233,003)..........................................               --              --                 --
ALLIANCE BERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
Alliance Growth & Income Portfolio
 (133,913 Shares; cost $2,564,063)..........................................               --              --                 --
Alliance Technology Portfolio
 (1,368 Shares; cost $16,490)...............................................               --              --                 --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (30,902 Shares; cost $658,123).............................................               --              --                 --
Fidelity VIP Asset Manager Growth Portfolio
 (55,996 Shares; cost $649,287).............................................               --              --                 --
Fidelity VIP Growth Portfolio
 (11,704 Shares; cost $333,908).............................................               --              --                 --
Fidelity VIP Investment Grade Bond Portfolio
 (995 Shares; cost $13,106).................................................               --              --                 --
Fidelity Equity-Income Portfolio
 (0 Shares; cost $0)........................................................               --              --                 --
                                                                             ---------------- --------------- ------------------
Total Investments...........................................................       89,191,094       1,190,571         37,845,315
Cash and Accounts Receivable................................................               --              --                 --
                                                                             ---------------- --------------- ------------------
Total Assets................................................................       89,191,094       1,190,571         37,845,315
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................           17,011              14                582
                                                                             ---------------- --------------- ------------------
NET ASSETS.................................................................. $     89,174,083 $     1,190,557 $       37,844,733
                                                                             ================ =============== ==================
Outstanding Units (In Thousands)............................................            4,716             101                154
Unit Fair Values............................................................ $13.46 to $28.07 $9.52 to $12.01 $239.40 to $247.40

                                                                             SALOMON BROTHERS
                                                                              STRATEGIC BOND
                                                                              OPPORTUNITIES
                                                                                INVESTMENT
                                                                                 DIVISION
                                                                             ----------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
State Street Research Bond Income Portfolio
 (784,305 Shares; cost $85,142,822)......................................... $             --
FI Value Leaders Portfolio
 (6,744 Shares; cost $1,032,734)............................................               --
Harris Oakmark Focused Value Portfolio
 (155,186 Shares; cost $30,169,634).........................................               --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (670,446 Shares; cost $8,224,857)..........................................        8,742,620
Salomon Brothers U.S. Government Portfolio
 (763,114 Shares; cost $9,381,744)..........................................               --
State Street Research Money Market Portfolio
 (291,721 Shares; cost $29,172,133).........................................               --
MFS Total Return Portfolio
 (5,184 Shares; cost $727,723)..............................................               --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Growth Portfolio
 (213,086 Shares; cost $3,687,672)..........................................               --
Janus Aspen Balanced Portfolio
 (9 Shares; cost $233)......................................................               --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
Invesco VIF Equity-Income Portfolio
 (12,962 Shares; cost $227,049).............................................               --
AIM Government Securities Portfolio
 (359 Shares; cost $4,330)..................................................               --
AIM Real Estate Portfolio
 (68,810 Shares; cost $1,066,335)...........................................               --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES FUNDS ("FRANKLIN FUND")
Franklin Templeton International Stock Portfolio
 (365,633 Shares; cost $4,233,003)..........................................               --
ALLIANCE BERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
Alliance Growth & Income Portfolio
 (133,913 Shares; cost $2,564,063)..........................................               --
Alliance Technology Portfolio
 (1,368 Shares; cost $16,490)...............................................               --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (30,902 Shares; cost $658,123).............................................               --
Fidelity VIP Asset Manager Growth Portfolio
 (55,996 Shares; cost $649,287).............................................               --
Fidelity VIP Growth Portfolio
 (11,704 Shares; cost $333,908).............................................               --
Fidelity VIP Investment Grade Bond Portfolio
 (995 Shares; cost $13,106).................................................               --
Fidelity Equity-Income Portfolio
 (0 Shares; cost $0)........................................................               --
                                                                             ----------------
Total Investments...........................................................        8,742,620
Cash and Accounts Receivable................................................               --
                                                                             ----------------
Total Assets................................................................        8,742,620
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................               73
                                                                             ----------------
NET ASSETS.................................................................. $      8,742,547
                                                                             ================
Outstanding Units (In Thousands)............................................              596
Unit Fair Values............................................................ $14.29 to $14.77

                      See Notes to Financial Statements.

SALOMON BROTHERS STATE STREET RESEARCH       MFS        JANUS ASPEN JANUS ASPEN  INVESCO VIF           AIM
U.S. GOVERNMENT      MONEY MARKET        TOTAL RETURN     GROWTH     BALANCED   EQUITY-INCOME GOVERNMENT SECURITIES
   INVESTMENT         INVESTMENT          INVESTMENT    INVESTMENT  INVESTMENT   INVESTMENT        INVESTMENT
    DIVISION           DIVISION            DIVISION      DIVISION    DIVISION     DIVISION          DIVISION
    --------     --------------------- ---------------- ----------- ----------- ------------- ---------------------
   $          --   $             --    $             -- $       --   $     --     $     --          $     --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
       9,477,878                 --                  --         --         --           --                --
              --         29,172,133                  --         --         --           --                --
              --                 --             766,915         --         --           --                --
              --                 --                  --  4,276,635         --           --                --
              --                 --                  --         --        237           --                --
              --                 --                  --         --         --      239,919                --
              --                 --                  --         --         --           --             4,310
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
----------------   ----------------    ---------------- ----------   --------     --------          --------
       9,477,878         29,172,133             766,915  4,276,635        237      239,919             4,310
             260                 --                  12         --         --           --                --
----------------   ----------------    ---------------- ----------   --------     --------          --------
       9,478,138         29,172,133             766,927  4,276,635        237      239,919             4,310
              --             10,010                  --         --         --           --                --
----------------   ----------------    ---------------- ----------   --------     --------          --------
 $     9,478,138   $     29,162,123    $        766,927 $4,276,635   $    237     $239,919          $  4,310
================   ================    ================ ==========   ========     ========          ========
             705              1,880                  70        509    0.02184           24           0.42005
$13.08 to $13.52   $15.36 to $15.93    $10.97 to $11.04 $     8.39   $  10.85     $  10.15          $  10.26

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                                                 AIM     FRANKLIN TEMPLETON     ALLIANCE
                                                                             REAL ESTATE INTERNATIONAL STOCK GROWTH & INCOME
                                                                             INVESTMENT      INVESTMENT        INVESTMENT
                                                                              DIVISION        DIVISION          DIVISION
                                                                             ----------- ------------------- ---------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
State Street Research Bond Income Portfolio
 (784,305 Shares; cost $85,142,822)......................................... $       --      $       --        $       --
FI Value Leaders Portfolio
 (6,744 Shares; cost $1,032,734)............................................         --              --                --
Harris Oakmark Focused Value Portfolio
 (155,186 Shares; cost $30,169,634).........................................         --              --                --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (670,446 Shares; cost $8,224,857)..........................................         --              --                --
Salomon Brothers U.S. Government Portfolio
 (763,114 Shares; cost $9,381,744)..........................................         --              --                --
State Street Research Money Market Portfolio
 (291,721 Shares; cost $29,172,133).........................................         --              --                --
MFS Total Return Portfolio
 (5,184 Shares; cost $727,723)..............................................         --              --                --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Growth Portfolio
 (213,086 Shares; cost $3,687,672)..........................................         --              --                --
Janus Aspen Balanced Portfolio
 (9 Shares; cost $233)......................................................         --              --                --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
Invesco VIF Equity-Income Portfolio
 (12,962 Shares; cost $227,049).............................................         --              --                --
AIM Government Securities Portfolio
 (359 Shares; cost $4,330)..................................................         --              --                --
AIM Real Estate Portfolio
 (68,810 Shares; cost $1,066,335)...........................................  1,316,326              --                --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES FUNDS ("FRANKLIN FUND")
Franklin Templeton International Stock Portfolio
 (365,633 Shares; cost $4,233,003)..........................................         --       5,312,654                --
ALLIANCE BERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
Alliance Growth & Income Portfolio
 (133,913 Shares; cost $2,564,063)..........................................         --              --         3,196,500
Alliance Technology Portfolio
 (1,368 Shares; cost $16,490)...............................................         --              --                --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (30,902 Shares; cost $658,123).............................................         --              --                --
Fidelity VIP Asset Manager Growth Portfolio
 (55,996 Shares; cost $649,287).............................................         --              --                --
Fidelity VIP Growth Portfolio
 (11,704 Shares; cost $333,908).............................................         --              --                --
Fidelity VIP Investment Grade Bond Portfolio
 (995 Shares; cost $13,106).................................................         --              --                --
Fidelity Equity-Income Portfolio
 (0 Shares; cost $0)........................................................         --              --                --
                                                                             ----------      ----------        ----------
Total Investments...........................................................  1,316,326       5,312,654         3,196,500
Cash and Accounts Receivable................................................         --              --             3,448
                                                                             ----------      ----------        ----------
Total Assets................................................................  1,316,326       5,312,654         3,199,948
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................      8,270          12,971                --
                                                                             ----------      ----------        ----------
NET ASSETS.................................................................. $1,308,056      $5,299,683        $3,199,948
                                                                             ==========      ==========        ==========
Outstanding Units (In Thousands)............................................         55             444               275
Unit Fair Values............................................................ $    23.91      $    11.92        $    11.65

                                                                              ALLIANCE
                                                                             TECHNOLOGY
                                                                             INVESTMENT
                                                                              DIVISION
                                                                             ----------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
State Street Research Bond Income Portfolio
 (784,305 Shares; cost $85,142,822).........................................  $    --
FI Value Leaders Portfolio
 (6,744 Shares; cost $1,032,734)............................................       --
Harris Oakmark Focused Value Portfolio
 (155,186 Shares; cost $30,169,634).........................................       --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (670,446 Shares; cost $8,224,857)..........................................       --
Salomon Brothers U.S. Government Portfolio
 (763,114 Shares; cost $9,381,744)..........................................       --
State Street Research Money Market Portfolio
 (291,721 Shares; cost $29,172,133).........................................       --
MFS Total Return Portfolio
 (5,184 Shares; cost $727,723)..............................................       --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Growth Portfolio
 (213,086 Shares; cost $3,687,672)..........................................       --
Janus Aspen Balanced Portfolio
 (9 Shares; cost $233)......................................................       --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
Invesco VIF Equity-Income Portfolio
 (12,962 Shares; cost $227,049).............................................       --
AIM Government Securities Portfolio
 (359 Shares; cost $4,330)..................................................       --
AIM Real Estate Portfolio
 (68,810 Shares; cost $1,066,335)...........................................       --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES FUNDS ("FRANKLIN FUND")
Franklin Templeton International Stock Portfolio
 (365,633 Shares; cost $4,233,003)..........................................       --
ALLIANCE BERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
Alliance Growth & Income Portfolio
 (133,913 Shares; cost $2,564,063)..........................................       --
Alliance Technology Portfolio
 (1,368 Shares; cost $16,490)...............................................   20,636
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (30,902 Shares; cost $658,123).............................................       --
Fidelity VIP Asset Manager Growth Portfolio
 (55,996 Shares; cost $649,287).............................................       --
Fidelity VIP Growth Portfolio
 (11,704 Shares; cost $333,908).............................................       --
Fidelity VIP Investment Grade Bond Portfolio
 (995 Shares; cost $13,106).................................................       --
Fidelity Equity-Income Portfolio
 (0 Shares; cost $0)........................................................       --
                                                                              -------
Total Investments...........................................................   20,636
Cash and Accounts Receivable................................................       --
                                                                              -------
Total Assets................................................................   20,636
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................       --
                                                                              -------
NET ASSETS..................................................................  $20,636
                                                                              =======
Outstanding Units (In Thousands)............................................        4
Unit Fair Values............................................................  $  4.77

                      See Notes to Financial Statements.

  FIDELITY        FIDELITY        FIDELITY        FIDELITY          FIDELITY
 CONTRAFUND ASSET MANAGER GROWTH   GROWTH   INVESTMENT GRADE BOND EQUITY-INCOME
 INVESTMENT      INVESTMENT      INVESTMENT      INVESTMENT        INVESTMENT
  DIVISION        DIVISION        DIVISION        DIVISION          DIVISION
 ---------- -------------------- ---------- --------------------- -------------
  $     --        $     --        $     --         $    --           $    --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
   814,270              --              --              --                --
        --         706,114              --              --                --
        --              --         370,320              --                --
        --              --              --          13,118                --
        --              --              --              --                --
  --------        --------        --------         -------           -------
   814,270         706,114         370,320          13,118                --
     4,622              --           1,041               3            10,110
  --------        --------        --------         -------           -------
   818,892         706,114         371,361          13,121            10,110
        --           1,737              --              --                --
  --------        --------        --------         -------           -------
  $818,892        $704,377        $371,361         $13,121           $10,110
  ========        ========        ========         =======           =======
        77              83              57               1                 1
  $  10.59        $   8.47        $   6.47         $ 10.43           $ 11.02

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                                           AMERICAN      AMERICAN FUNDS
                                                                         FUNDS GROWTH    GROWTH-INCOME
                                                                          INVESTMENT       INVESTMENT
                                                                           DIVISION         DIVISION
                                                                       ---------------- ----------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (891,607 Shares; cost $37,505,388)................................... $     45,561,100 $             --
American Funds Growth-Income Portfolio
 (946,994 Shares; cost $29,307,695)...................................               --       34,697,870
American Funds Global Small Capitalization Portfolio
 (736,057 Shares; cost $9,653,215)....................................               --               --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (858,035 Shares; cost $5,195,148)....................................               --               --
MFS Research International Portfolio
 (237,623 Shares; cost $2,418,363)....................................               --               --
PIMCO Total Return Portfolio
 (1,668,296 Shares; cost $19,227,119).................................               --               --
PIMCO PEA Innovation Portfolio
 (1,265,980 Shares; cost $5,437,670)..................................               --               --
Lord Abbett Bond Debenture Portfolio
 (1,200,373 Shares; cost $13,595,055).................................               --               --
Met/AIM Mid Cap Core Equity Portfolio
 (150,348 Shares; cost $1,889,765)....................................               --               --
Met/AIM Small Cap Growth Portfolio
 (89,047 Shares; cost $1,027,804).....................................               --               --
Harris Oakmark International Portfolio
 (275,999 Shares; cost $3,503,172)....................................               --               --
Janus Aggressive Growth Portfolio
 (739,664 Shares; cost $4,563,477)....................................               --               --
Lord Abbett Growth and Income Portfolio
 (1,665 Shares; cost $38,838).........................................               --               --
Neuberger Berman Real Estate Portfolio
 (157,549 Shares; cost $1,839,826)....................................               --               --
Lord Abbett Mid-Cap Value Portfolio
 (12 Shares; cost $236)...............................................               --               --
Third Avenue Small Cap Value Portfolio
 (307 Shares; cost $4,462)............................................               --               --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (680 Shares; cost $16,474)...........................................               --               --
Dreyfus Appreciation Portfolio
 (98 Shares; cost $3,245).............................................               --               --
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 (880 Shares; cost $13,907)...........................................               --               --
MASSACHUSETTS FINANCIAL SERVICES VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 (4,953 Shares; cost $47,814).........................................               --               --
WELLS FARGO VARIABLE TURST ("WELLS FARGO FUND")
Wells Fargo Large Company Growth Portfolio
 (488 Shares; cost $4,319)............................................               --               --
Wells Fargo Equity Income Porfolio
 (266 Shares; cost $4,338)............................................               --               --
                                                                       ---------------- ----------------
Total Investments.....................................................       45,561,100       34,697,870
Cash and Accounts Receivable..........................................           10,672            3,833
                                                                       ---------------- ----------------
Total Assets..........................................................       45,571,772       34,701,703
LIABILITIES
Due to/From Metropolitan Life Insurance Company.......................               --               --
                                                                       ---------------- ----------------
NET ASSETS............................................................ $     45,571,772 $     34,701,703
                                                                       ================ ================
Outstanding Units (In Thousands)......................................              657              811
Unit Fair Values...................................................... $67.49 to $69.75 $41.61 to $43.00

                                                                             AMERICAN FUNDS        T. ROWE PRICE
                                                                       GLOBAL SMALL CAPITALIZATION MID CAP GROWTH
                                                                               INVESTMENT            INVESTMENT
                                                                                DIVISION              DIVISION
                                                                       --------------------------- ---------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (891,607 Shares; cost $37,505,388)...................................      $             --       $            --
American Funds Growth-Income Portfolio
 (946,994 Shares; cost $29,307,695)...................................                    --                    --
American Funds Global Small Capitalization Portfolio
 (736,057 Shares; cost $9,653,215)....................................            12,527,695                    --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (858,035 Shares; cost $5,195,148)....................................                    --             6,478,155
MFS Research International Portfolio
 (237,623 Shares; cost $2,418,363)....................................                    --                    --
PIMCO Total Return Portfolio
 (1,668,296 Shares; cost $19,227,119).................................                    --                    --
PIMCO PEA Innovation Portfolio
 (1,265,980 Shares; cost $5,437,670)..................................                    --                    --
Lord Abbett Bond Debenture Portfolio
 (1,200,373 Shares; cost $13,595,055).................................                    --                    --
Met/AIM Mid Cap Core Equity Portfolio
 (150,348 Shares; cost $1,889,765)....................................                    --                    --
Met/AIM Small Cap Growth Portfolio
 (89,047 Shares; cost $1,027,804).....................................                    --                    --
Harris Oakmark International Portfolio
 (275,999 Shares; cost $3,503,172)....................................                    --                    --
Janus Aggressive Growth Portfolio
 (739,664 Shares; cost $4,563,477)....................................                    --                    --
Lord Abbett Growth and Income Portfolio
 (1,665 Shares; cost $38,838).........................................                    --                    --
Neuberger Berman Real Estate Portfolio
 (157,549 Shares; cost $1,839,826)....................................                    --                    --
Lord Abbett Mid-Cap Value Portfolio
 (12 Shares; cost $236)...............................................                    --                    --
Third Avenue Small Cap Value Portfolio
 (307 Shares; cost $4,462)............................................                    --                    --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (680 Shares; cost $16,474)...........................................                    --                    --
Dreyfus Appreciation Portfolio
 (98 Shares; cost $3,245).............................................                    --                    --
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 (880 Shares; cost $13,907)...........................................                    --                    --
MASSACHUSETTS FINANCIAL SERVICES VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 (4,953 Shares; cost $47,814).........................................                    --                    --
WELLS FARGO VARIABLE TURST ("WELLS FARGO FUND")
Wells Fargo Large Company Growth Portfolio
 (488 Shares; cost $4,319)............................................                    --                    --
Wells Fargo Equity Income Porfolio
 (266 Shares; cost $4,338)............................................                    --                    --
                                                                            ----------------       ---------------
Total Investments.....................................................            12,527,695             6,478,155
Cash and Accounts Receivable..........................................                   172                    --
                                                                            ----------------       ---------------
Total Assets..........................................................            12,527,867             6,478,155
LIABILITIES
Due to/From Metropolitan Life Insurance Company.......................                    --                 2,968
                                                                            ----------------       ---------------
NET ASSETS............................................................      $     12,527,867       $     6,475,187
                                                                            ================       ===============
Outstanding Units (In Thousands)......................................                   676                   856
Unit Fair Values......................................................      $18.04 to $18.64       $7.35 to $11.44

                      See Notes to Financial Statements.

                                                                                                MET/AIM
         MFS                PIMCO           PIMCO        LORD ABBETT          MET/AIM          SMALL CAP      HARRIS OAKMARK
RESEARCH INTERNATIONAL   TOTAL RETURN   PEA INNOVATION  BOND DEBENTURE  MID CAP CORE EQUITY      GROWTH       INTERNATIONAL
      INVESTMENT          INVESTMENT      INVESTMENT      INVESTMENT        INVESTMENT         INVESTMENT       INVESTMENT
       DIVISION            DIVISION        DIVISION        DIVISION          DIVISION           DIVISION         DIVISION
---------------------- ---------------- -------------- ---------------- ------------------- ---------------- ----------------
     $           --    $             -- $           -- $             --  $             --   $             -- $             --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
          2,784,944                  --             --               --                --                 --               --
                 --          19,018,570             --               --                --                 --               --
                 --                  --      5,848,830               --                --                 --               --
                 --                  --             --       15,160,712                --                 --               --
                 --                  --             --               --         2,124,415                 --               --
                 --                  --             --               --                --          1,143,357               --
                 --                  --             --               --                --                 --        3,963,347
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
  -----------------    ---------------- -------------- ----------------  ----------------   ---------------- ----------------
          2,784,944          19,018,570      5,848,830       15,160,712         2,124,415          1,143,357        3,963,347
                 --               1,289            330               --                --                  1               --
  -----------------    ---------------- -------------- ----------------  ----------------   ---------------- ----------------
          2,784,944          19,019,859      5,849,160       15,160,712         2,124,415          1,143,358        3,963,347
              4,112                  --             --           18,988                18                                 138
  -----------------    ---------------- -------------- ----------------  ----------------   ---------------- ----------------
   $      2,780,832    $     19,019,859 $    5,849,160 $     15,141,724  $      2,124,397   $      1,143,358 $      3,963,209
  =================    ================ ============== ================  ================   ================ ================
                235               1,483          1,273            1,015               172                101              289
  $11.51 to $511.90    $12.48 to $12.90 $4.47 to $4.62 $13.83 to $16.22  $12.14 to $12.43   $11.06 to $11.33 $13.45 to $13.77

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004



                                                                                         LORD ABBETT
                                                                             JANUS        GROWTH &   NEUBERGER BERMAN
                                                                       AGGRESSIVE GROWTH   INCOME      REAL ESTATE
                                                                          INVESTMENT     INVESTMENT     INVESTMENT
                                                                           DIVISION       DIVISION       DIVISION
                                                                       ----------------- ----------- ----------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (891,607 Shares; cost $37,505,388)...................................  $           --     $    --   $             --
American Funds Growth-Income Portfolio
 (946,994 Shares; cost $29,307,695)...................................              --          --                 --
American Funds Global Small Capitalization Portfolio
 (736,057 Shares; cost $9,653,215)....................................              --          --                 --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (858,035 Shares; cost $5,195,148)....................................              --          --                 --
MFS Research International Portfolio
 (237,623 Shares; cost $2,418,363)....................................              --          --                 --
PIMCO Total Return Portfolio
 (1,668,296 Shares; cost $19,227,119).................................              --          --                 --
PIMCO PEA Innovation Portfolio
 (1,265,980 Shares; cost $5,437,670)..................................              --          --                 --
Lord Abbett Bond Debenture Portfolio
 (1,200,373 Shares; cost $13,595,055).................................              --          --                 --
Met/AIM Mid Cap Core Equity Portfolio
 (150,348 Shares; cost $1,889,765)....................................              --          --                 --
Met/AIM Small Cap Growth Portfolio
 (89,047 Shares; cost $1,027,804).....................................              --          --                 --
Harris Oakmark International Portfolio
 (275,999 Shares; cost $3,503,172)....................................              --          --                 --
Janus Aggressive Growth Portfolio
 (739,664 Shares; cost $4,563,477)....................................       5,657,171          --                 --
Lord Abbett Growth and Income Portfolio
 (1,665 Shares; cost $38,838).........................................              --      45,684                 --
Neuberger Berman Real Estate Portfolio
 (157,549 Shares; cost $1,839,826)....................................              --          --          1,964,630
Lord Abbett Mid-Cap Value Portfolio
 (12 Shares; cost $236)...............................................              --          --                 --
Third Avenue Small Cap Value Portfolio
 (307 Shares; cost $4,462)............................................              --          --                 --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (680 Shares; cost $16,474)...........................................              --          --                 --
Dreyfus Appreciation Portfolio
 (98 Shares; cost $3,245).............................................              --          --                 --
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 (880 Shares; cost $13,907)...........................................              --          --                 --
MASSACHUSETTS FINANCIAL SERVICES VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 (4,953 Shares; cost $47,814).........................................              --          --                 --
WELLS FARGO VARIABLE TURST ("WELLS FARGO FUND")
Wells Fargo Large Company Growth Portfolio
 (488 Shares; cost $4,319)............................................              --          --                 --
Wells Fargo Equity Income Porfolio
 (266 Shares; cost $4,338)............................................              --          --                 --
                                                                        --------------     -------   ----------------
Total Investments.....................................................       5,657,171      45,684          1,964,630
Cash and Accounts Receivable..........................................             282       9,000                123
                                                                        --------------     -------   ----------------
Total Assets..........................................................       5,657,453      54,684          1,964,753
LIABILITIES
Due to/From Metropolitan Life Insurance Company.......................              --          --                 --
                                                                        --------------     -------   ----------------
NET ASSETS............................................................  $    5,657,453     $54,684   $      1,964,753
                                                                        ==============     =======   ================
Outstanding Units (In Thousands)......................................             742           6                152
Unit Fair Values......................................................  $6.61 to $7.68     $  9.15   $12.90 to $12.97

                                                                        LORD ABBETT
                                                                       MID-CAP VALUE
                                                                        INVESTMENT
                                                                         DIVISION
                                                                       -------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (891,607 Shares; cost $37,505,388)...................................   $     --
American Funds Growth-Income Portfolio
 (946,994 Shares; cost $29,307,695)...................................         --
American Funds Global Small Capitalization Portfolio
 (736,057 Shares; cost $9,653,215)....................................         --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (858,035 Shares; cost $5,195,148)....................................         --
MFS Research International Portfolio
 (237,623 Shares; cost $2,418,363)....................................         --
PIMCO Total Return Portfolio
 (1,668,296 Shares; cost $19,227,119).................................         --
PIMCO PEA Innovation Portfolio
 (1,265,980 Shares; cost $5,437,670)..................................         --
Lord Abbett Bond Debenture Portfolio
 (1,200,373 Shares; cost $13,595,055).................................         --
Met/AIM Mid Cap Core Equity Portfolio
 (150,348 Shares; cost $1,889,765)....................................         --
Met/AIM Small Cap Growth Portfolio
 (89,047 Shares; cost $1,027,804).....................................         --
Harris Oakmark International Portfolio
 (275,999 Shares; cost $3,503,172)....................................         --
Janus Aggressive Growth Portfolio
 (739,664 Shares; cost $4,563,477)....................................         --
Lord Abbett Growth and Income Portfolio
 (1,665 Shares; cost $38,838).........................................         --
Neuberger Berman Real Estate Portfolio
 (157,549 Shares; cost $1,839,826)....................................         --
Lord Abbett Mid-Cap Value Portfolio
 (12 Shares; cost $236)...............................................        246
Third Avenue Small Cap Value Portfolio
 (307 Shares; cost $4,462)............................................         --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (680 Shares; cost $16,474)...........................................         --
Dreyfus Appreciation Portfolio
 (98 Shares; cost $3,245).............................................         --
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 (880 Shares; cost $13,907)...........................................         --
MASSACHUSETTS FINANCIAL SERVICES VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 (4,953 Shares; cost $47,814).........................................         --
WELLS FARGO VARIABLE TURST ("WELLS FARGO FUND")
Wells Fargo Large Company Growth Portfolio
 (488 Shares; cost $4,319)............................................         --
Wells Fargo Equity Income Porfolio
 (266 Shares; cost $4,338)............................................         --
                                                                         --------
Total Investments.....................................................        246
Cash and Accounts Receivable..........................................         --
                                                                         --------
Total Assets..........................................................        246
LIABILITIES
Due to/From Metropolitan Life Insurance Company.......................         --
                                                                         --------
NET ASSETS............................................................   $    246
                                                                         ========
Outstanding Units (In Thousands)......................................    0.02095
Unit Fair Values......................................................   $  11.76

                      See Notes to Financial Statements.

                   DREYFUS                  GOLDMAN
 THIRD AVENUE   INTERNATIONAL   DREYFUS    SACHS MID      MFS         WELLS FARGO       WELLS FARGO
SMALL CAP VALUE     VALUE     APPRECIATION CAP VALUE  HIGH INCOME LARGE COMPANY GROWTH EQUITY INCOME
  INVESTMENT     INVESTMENT    INVESTMENT  INVESTMENT INVESTMENT       INVESTMENT       INVESTMENT
   DIVISION       DIVISION      DIVISION    DIVISION   DIVISION         DIVISION         DIVISION
   --------     ------------- ------------ ---------- ----------- -------------------- -------------
      $   --       $    --      $     --    $    --     $    --         $     --         $     --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
       4,407            --            --         --          --               --               --
          --        15,540            --         --          --               --               --
          --            --         3,462         --          --               --               --
          --            --            --     13,443          --               --               --
          --            --            --         --      50,966               --               --
          --            --            --         --          --            4,335               --
          --            --            --         --          --               --            4,341
   ---------       -------      --------    -------     -------         --------         --------
       4,407        15,540         3,462     13,443      50,966            4,335            4,341
          --            --            --         --          --               --               --
   ---------       -------      --------    -------     -------         --------         --------
       4,407        15,540         3,462     13,443      50,966            4,335            4,341
          --            --           125      1,167          --               --               --
   ---------       -------      --------    -------     -------         --------         --------
    $  4,407       $15,540      $  3,337    $12,276     $50,966         $  4,335         $  4,341
   =========       =======      ========    =======     =======         ========         ========
      0.3655             1       0.32426          1           5          0.41596          0.40184
   $   12.06       $ 11.60      $  10.29    $ 10.97     $ 10.84         $  10.42         $  10.80

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                           STATE STREET RESEARCH INVESTMENT TRUST     STATE STREET RESEARCH DIVERSIFIED
                                                     INVESTMENT DIVISION                     INVESTMENT DIVISION
                                           --------------------------------------  --------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002          2004         2003         2002
                                           ------------ ------------ ------------  ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends............................... $ 2,717,041  $ 2,669,960  $  1,708,899  $ 5,543,155  $ 9,831,564  $  5,726,999
Expenses:
  Mortality and expense charges...........   3,262,909    2,738,164     2,678,347    2,975,584    2,320,042     2,168,000
                                           -----------  -----------  ------------  -----------  -----------  ------------
Net investment (loss) income..............    (545,868)     (68,204)     (969,448)   2,567,571    7,511,522     3,558,999
                                           -----------  -----------  ------------  -----------  -----------  ------------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................    (689,999)  (6,958,914)   (6,132,437)    (558,940)  (2,593,687)   (1,810,936)
Change in unrealized appreciation
 (depreciation) of investments............  37,215,298   88,855,777   (90,883,953)  19,749,208   42,182,763   (41,694,719)
                                           -----------  -----------  ------------  -----------  -----------  ------------
Net realized and unrealized gains (losses)
 on investments...........................  36,525,299   81,896,863   (97,016,390)  19,190,268   39,589,076   (43,505,655)
                                           -----------  -----------  ------------  -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS............................... $35,979,431  $81,828,659  $(97,985,838) $21,757,839  $47,100,598  $(39,946,656)
                                           ===========  ===========  ============  ===========  ===========  ============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

STATE STREET RESEARCH AGGRESSIVE GROWTH           METLIFE STOCK INDEX                    FI INTERNATIONAL STOCK
          INVESTMENT DIVISION                     INVESTMENT DIVISION                     INVESTMENT DIVISION
--------------------------------------  ---------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED         ENDED        ENDED         ENDED         ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002          2004         2003          2002          2004         2003         2002
------------ ------------ ------------  ------------ ------------  ------------  ------------ ------------ ------------
$        --  $        --  $         --  $ 4,172,573  $  6,468,236  $  5,409,402   $  606,588  $   249,748  $   317,077
  1,651,256    1,367,678     1,263,240    3,998,379     3,080,678     2,704,257      370,691      304,442      298,333
-----------  -----------  ------------  -----------  ------------  ------------   ----------  -----------  -----------
 (1,651,256)  (1,367,678)   (1,263,240)     174,194     3,387,558     2,705,145      235,897      (54,694)      18,744
-----------  -----------  ------------  -----------  ------------  ------------   ----------  -----------  -----------
 (3,443,419)  (8,202,841)   (5,953,657)  (2,432,174)  (10,060,006)   (5,045,284)    (367,092)  (1,630,864)  (2,655,399)
 27,472,766   62,199,697   (44,703,891)  49,514,290   101,361,307   (82,559,071)   7,284,341   10,924,390   (4,418,288)
-----------  -----------  ------------  -----------  ------------  ------------   ----------  -----------  -----------
 24,029,347   53,996,856   (50,657,548)  47,082,116    91,301,301   (87,604,355)   6,917,249    9,293,526   (7,073,687)
-----------  -----------  ------------  -----------  ------------  ------------   ----------  -----------  -----------
$22,378,091  $52,629,178  $(51,920,788) $47,256,310  $ 94,688,859  $(84,899,210)  $7,153,146  $ 9,238,832  $(7,054,943)
===========  ===========  ============  ===========  ============  ============   ==========  ===========  ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                  FI MID CAP OPPORTUNITIES             T. ROWE PRICE SMALL CAP GROWTH
                                                   INVESTMENT DIVISION (C)                   INVESTMENT DIVISION
                                           --------------------------------------  --------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002          2004         2003         2002
                                           ------------ ------------ ------------  ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends............................... $ 1,090,068  $        --  $         --   $       --  $        --  $      2,327
Expenses:
  Mortality and expense charges...........   1,721,436    1,297,757     1,013,088      530,571      408,933       335,699
                                           -----------  -----------  ------------   ----------  -----------  ------------
Net investment (loss) income..............    (631,368)  (1,297,757)   (1,013,088)    (530,571)    (408,933)     (333,372)
                                           -----------  -----------  ------------   ----------  -----------  ------------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................    (717,628)  (1,145,184)   (5,163,698)     (69,548)    (326,259)     (347,510)
Change in unrealized appreciation
 (depreciation) of investments............  33,098,684   46,019,342   (34,449,605)   7,181,746   18,001,752   (12,608,286)
                                           -----------  -----------  ------------   ----------  -----------  ------------
Net realized and unrealized gains (losses)
 on investments...........................  32,381,056   44,874,158   (39,613,303)   7,112,198   17,675,493   (12,955,796)
                                           -----------  -----------  ------------   ----------  -----------  ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS............................... $31,749,688  $43,576,401  $(40,626,391)  $6,581,627  $17,266,560  $(13,289,168)
                                           ===========  ===========  ============   ==========  ===========  ============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

        SCUDDER GLOBAL EQUITY              HARRIS OAKMARK LARGE CAP VALUE     NEUBERGER BERMAN PARTNERS MID CAP VALUE
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED         ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004          2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------  ------------ ------------
 $  478,904  $   501,419  $   350,009   $  216,340   $       --  $   618,214   $1,060,839    $   78,805  $    49,885
    246,310      189,917      168,321      366,329      252,368      179,930      312,426       197,793      139,354
 ----------  -----------  -----------   ----------   ----------  -----------   ----------    ----------  -----------
    232,594      311,502      181,688     (149,989)    (252,368)     438,284      748,413      (118,988)     (89,469)
 ----------  -----------  -----------   ----------   ----------  -----------   ----------    ----------  -----------

   (301,695)  (1,005,776)    (466,029)     613,781       38,696      173,172      490,187        28,084      105,666
  4,666,310    7,242,152   (3,445,540)   4,130,792    6,986,213   (3,824,797)   6,555,902     7,656,793   (1,888,036)
 ----------  -----------  -----------   ----------   ----------  -----------   ----------    ----------  -----------
  4,364,615    6,236,376   (3,911,569)   4,744,573    7,024,909   (3,651,625)   7,046,089     7,684,877   (1,782,370)
 ----------  -----------  -----------   ----------   ----------  -----------   ----------    ----------  -----------
 $4,597,209  $ 6,547,878  $(3,729,881)  $4,594,584   $6,772,541  $(3,213,341)  $7,794,502    $7,565,889  $(1,871,839)
 ==========  ===========  ===========   ==========   ==========  ===========   ==========    ==========  ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                               T. ROWE PRICE LARGE CAP GROWTH      LEHMAN BROTHERS AGGREGATE BOND INDEX
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  --------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................  $   72,281   $   30,610  $    57,106   $1,838,871  $ 2,863,939   $1,283,105
Expenses:
  Mortality and expense charges...........     289,243      210,672      163,196      414,705      357,739      300,244
                                            ----------   ----------  -----------   ----------  -----------   ----------
Net investment (loss) income..............    (216,962)    (180,062)    (106,090)   1,424,166    2,506,200      982,861
                                            ----------   ----------  -----------   ----------  -----------   ----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     994,314     (489,389)    (317,124)     451,466    1,152,171      515,268
Change in unrealized appreciation
 (depreciation) of investments............   2,677,244    7,871,800   (5,333,848)     266,268   (2,185,014)   2,760,523
                                            ----------   ----------  -----------   ----------  -----------   ----------
Net realized and unrealized gains (losses)
 on investments...........................   3,671,558    7,382,411   (5,650,972)     717,734   (1,032,843)   3,275,791
                                            ----------   ----------  -----------   ----------  -----------   ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................  $3,454,596   $7,202,349  $(5,757,062)  $2,141,900  $ 1,473,357   $4,258,652
                                            ==========   ==========  ===========   ==========  ===========   ==========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

      MORGAN STANLEY EAFE INDEX                  RUSSELL 2000 INDEX                     MET/PUTNAM VOYAGER
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,   DECEMBER   DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002       31, 2004       2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $  202,506   $  280,223  $    59,278   $  141,315   $  134,309  $    74,869    $ 10,121    $       --  $        --
    230,962      158,241      123,406      255,946      163,522      104,600      79,068        58,697       39,278
 ----------   ----------  -----------   ----------   ----------  -----------    --------    ----------  -----------
    (28,456)     121,982      (64,128)    (114,631)     (29,213)     (29,731)    (68,947)      (58,697)     (39,278)
 ----------   ----------  -----------   ----------   ----------  -----------    --------    ----------  -----------
  1,189,725     (497,564)    (800,822)     973,061     (125,595)    (343,069)    (75,290)     (624,452)    (304,226)
  3,997,066    6,516,826   (1,274,363)   4,412,786    7,938,110   (2,545,881)    560,180     2,271,140   (1,227,374)
 ----------   ----------  -----------   ----------   ----------  -----------    --------    ----------  -----------
  5,186,791    6,019,262   (2,075,185)   5,385,847    7,812,515   (2,888,950)    484,890     1,646,688   (1,531,600)
 ----------   ----------  -----------   ----------   ----------  -----------    --------    ----------  -----------
 $5,158,335   $6,141,244  $(2,139,313)  $5,271,216   $7,783,302  $(2,918,681)   $415,943    $1,587,991  $(1,570,878)
 ==========   ==========  ===========   ==========   ==========  ===========    ========    ==========  ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                STATE STREET RESEARCH AURORA           METLIFE MID CAP STOCK INDEX
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends............................... $        --  $        --  $   127,494   $  237,989   $  100,611  $    42,658
Expenses:
  Mortality and expense charges...........     563,943      336,756      225,368      259,163      164,774       98,019
                                           -----------  -----------  -----------   ----------   ----------  -----------
Net investment (loss) income..............    (563,943)    (336,756)     (97,874)     (21,174)     (64,163)     (55,361)
                                           -----------  -----------  -----------   ----------   ----------  -----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     827,418      196,537       81,843      992,035       12,063      (23,095)
Change in unrealized appreciation
 (depreciation) of investments............   9,427,091   17,391,943   (6,958,922)   3,817,899    6,538,587   (2,089,536)
                                           -----------  -----------  -----------   ----------   ----------  -----------
Net realized and unrealized gains (losses)
 on investments...........................  10,254,509   17,588,480   (6,877,079)   4,809,934    6,550,650   (2,112,631)
                                           -----------  -----------  -----------   ----------   ----------  -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS............................... $ 9,690,566  $17,251,724  $(6,974,953)  $4,788,760   $6,486,487  $(2,167,992)
                                           ===========  ===========  ===========   ==========   ==========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

 FRANKLIN TEMPLETON SMALL CAP GROWTH    STATE STREET RESEARCH LARGE CAP VALUE            DAVIS VENTURE VALUE
         INVESTMENT DIVISION                     INVESTMENT DIVISION                     INVESTMENT DIVISION
-------------------------------------  ---------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003          2002          2004         2003         2002
------------ ------------ ------------ ------------ ------------ -------------- ------------ ------------ ------------
  $     --     $     --    $      --     $     --     $  8,880      $   869      $  151,001   $   69,175  $    91,596
    31,464       16,641        8,397       18,736        4,290          436         210,672      144,858       90,846
  --------     --------    ---------     --------     --------      -------      ----------   ----------  -----------
   (31,464)     (16,641)      (8,397)     (18,736)       4,590          433         (59,671)     (75,683)         750
  --------     --------    ---------     --------     --------      -------      ----------   ----------  -----------

    40,690      (19,016)     (42,766)     105,597       41,938       (3,284)        508,082     (213,900)    (188,804)
   404,946      796,643     (271,373)     229,787      156,144       (3,178)      2,678,225    5,610,390   (2,083,879)
  --------     --------    ---------     --------     --------      -------      ----------   ----------  -----------
   445,636      777,627     (314,139)     335,384      198,082       (6,462)      3,186,307    5,396,490   (2,272,683)
  --------     --------    ---------     --------     --------      -------      ----------   ----------  -----------
  $414,172     $760,986    $(322,536)    $316,648     $202,672      $(6,029)     $3,126,636   $5,320,807  $(2,271,933)
  ========     ========    =========     ========     ========      =======      ==========   ==========  ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                  LOOMIS SAYLES SMALL CAP         STATE STREET RESEARCH LARGE CAP GROWTH
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................   $     --    $       --   $   2,322     $     --    $    2,523  $        --
Expenses:
  Mortality and expense charges...........     44,015        28,298      18,464       30,183        26,251       13,698
                                             --------    ----------   ---------     --------    ----------  -----------
Net investment (loss) income..............    (44,015)      (28,298)    (16,142)     (30,183)      (23,728)     (13,698)
                                             --------    ----------   ---------     --------    ----------  -----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................    142,373       (88,636)   (106,829)     117,304       (63,998)     (57,097)
Change in unrealized appreciation
 (depreciation) of investments............    718,393     1,169,772    (414,868)     394,196     1,339,908     (983,355)
                                             --------    ----------   ---------     --------    ----------  -----------
Net realized and unrealized gains (losses)
 on investments...........................    860,766     1,081,136    (521,697)     511,500     1,275,910   (1,040,452)
                                             --------    ----------   ---------     --------    ----------  -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................   $816,751    $1,052,838   $(537,839)    $481,317    $1,252,182  $(1,054,150)
                                             ========    ==========   =========     ========    ==========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

         MFS INVESTORS TRUST                     MFS RESEARCH MANAGERS             STATE STREET RESEARCH BOND INCOME
         INVESTMENT DIVISION                      INVESTMENT DIVISION                     INVESTMENT DIVISION
-------------------------------------  ----------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD  FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED     JANUARY 1, 2004    ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31,  TO APRIL 30,   DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002          2004           2003         2002         2004         2003         2002
------------ ------------ ------------ --------------- ------------ ------------ ------------ ------------ ------------
  $  9,640     $  2,817    $   3,660      $  3,656       $  3,840     $    705   $ 5,389,446   $2,907,624   $4,937,322
    23,709       10,528        6,375         1,616          4,713        3,132       702,302      724,135      658,727
  --------     --------    ---------      --------       --------     --------   -----------   ----------   ----------
   (14,069)      (7,711)      (2,715)        2,040           (873)      (2,427)    4,687,144    2,183,489    4,278,595
  --------     --------    ---------      --------       --------     --------   -----------   ----------   ----------


    10,690       13,432      (71,866)       57,371         (4,462)     (30,794)    1,244,325      880,712     (378,655)
   322,040      221,187      (78,498)      (53,254)       112,414      (58,814)   (2,928,093)   1,572,001    2,444,438
  --------     --------    ---------      --------       --------     --------   -----------   ----------   ----------
   332,730      234,619     (150,364)        4,117        107,952      (89,608)   (1,683,768)   2,452,713    2,065,783
  --------     --------    ---------      --------       --------     --------   -----------   ----------   ----------
  $318,661     $226,908    $(153,079)     $  6,157       $107,079     $(92,035)  $ 3,003,376   $4,636,202   $6,344,378
  ========     ========    =========      ========       ========     ========   ===========   ==========   ==========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                      FI VALUE LEADERS                 HARRIS OAKMARK FOCUSED VALUE
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................   $  9,363     $ 1,560      $    527    $  318,400   $   24,204  $    15,621
Expenses:
  Mortality and expense charges...........      6,936       2,368           457       261,670      151,516       79,292
                                             --------     -------      --------    ----------   ----------  -----------
Net investment (loss) income..............      2,427        (808)           70        56,730     (127,312)     (63,671)
                                             --------     -------      --------    ----------   ----------  -----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     13,334      24,426        (9,596)      205,940       31,214       (9,588)
Change in unrealized appreciation
 (depreciation) of investments............    106,438      58,141        (4,285)    2,796,718    5,537,632     (938,481)
                                             --------     -------      --------    ----------   ----------  -----------
Net realized and unrealized gains (losses)
 on investments...........................    119,772      82,567       (13,881)    3,002,658    5,568,846     (948,069)
                                             --------     -------      --------    ----------   ----------  -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................   $122,199     $81,759      $(13,811)   $3,059,388   $5,441,534  $(1,011,740)
                                             ========     =======      ========    ==========   ==========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES     SALOMON BROTHERS U.S. GOVERNMENT       STATE STREET RESEARCH MONEY MARKET
          INVESTMENT DIVISION                           INVESTMENT DIVISION                     INVESTMENT DIVISION
--------------------------------------------- ---------------------------------------- -------------------------------------
FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD  FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED          ENDED       MAY 1, 2002 TO     ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED        ENDED
DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004           2003            2002           2004         2003          2002          2004         2003         2002
------------   ------------   --------------  ------------ ------------ -------------- ------------ ------------ ------------
  $185,168       $ 62,248        $ 83,495       $187,882     $ 91,740      $ 90,377      $291,356     $226,302    $ 527,338
    55,535         29,146          10,768         66,814       49,123        18,808       179,180      179,158      268,010
  --------       --------        --------       --------     --------      --------      --------     --------    ---------
   129,633         33,102          72,727        121,068       42,617        71,569       112,176       47,144      259,328
  --------       --------        --------       --------     --------      --------      --------     --------    ---------

    74,022         97,650             241          1,624       48,098        10,225            --           (1)    (628,588)
   217,644        233,146          62,351         55,424      (40,677)       83,661            --            1      611,711
  --------       --------        --------       --------     --------      --------      --------     --------    ---------
   291,666        330,796          62,592         57,048        7,421        93,886            --           --      (16,877)
  --------       --------        --------       --------     --------      --------      --------     --------    ---------
  $421,299       $363,898        $135,319       $178,116     $ 50,038      $165,455      $112,176     $ 47,144    $ 242,451
  ========       ========        ========       ========     ========      ========      ========     ========    =========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                                                                              MFS
                                                                  FI MID CAP OPPORTUNITIES               TOTAL RETURN
                                                                    INVESTMENT DIVISION               INVESTMENT DIVISION
                                                       ---------------------------------------------  -------------------
                                                         FOR THE PERIOD   FOR THE YEAR FOR THE PERIOD   FOR THE PERIOD
                                                       JANUARY 1, 2004 TO    ENDED     MAY 1, 2002 TO   MAY 3, 2004 TO
                                                           APRIL 30,      DECEMBER 31,  DECEMBER 31,     DECEMBER 31,
                                                              2004            2003          2002             2004
                                                       ------------------ ------------ -------------- -------------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends...........................................     $ 104,762        $ 14,470      $    --           $    --
EXPENSES:
  Mortality and expense charges.......................         4,465           4,632          333             1,443
                                                           ---------        --------      -------           -------
Net investment (loss) income..........................       100,297           9,838         (333)           (1,443)
                                                           ---------        --------      -------           -------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS:
Net realized (losses) gains from security transactions        45,260          19,777       (1,950)              429
Change in unrealized appreciation (depreciation) of
 investments..........................................      (195,305)        191,546        3,758            39,191
                                                           ---------        --------      -------           -------
Net realized and unrealized gains (losses) on
 investments..........................................      (150,045)        211,323        1,808            39,620
                                                           ---------        --------      -------           -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................     $ (49,748)       $221,161      $ 1,475           $38,177
                                                           =========        ========      =======           =======

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

                                           JANUS ASPEN                                                     AIM
          JANUS ASPEN GROWTH                BALANCED             INVESCO VIF EQUITY-INCOME        GOVERNMENT SECURITIES
         INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION            INVESTMENT DIVISION
-------------------------------------  ------------------- -------------------------------------  ---------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR FOR THE YEAR FOR THE YEAR    FOR THE PERIOD
   ENDED        ENDED        ENDED       MAY 3, 2004 TO       ENDED        ENDED        ENDED        MAY 3, 2004 TO
DECEMBER 31, DECEMBER 31, DECEMBER 31,    DECEMBER 31,     DECEMBER 31, DECEMBER 31, DECEMBER 31,     DECEMBER 31,
    2004         2003         2002            2004             2004         2003         2002             2004
------------ ------------ ------------ ------------------- ------------ ------------ ------------ ---------------------
 $   5,939    $    2,873   $     708           $ 4            $2,041      $ 1,951      $  2,157           $ 30
    17,727        13,156      10,078            --               951          662           638              1
 ---------    ----------   ---------           ---            ------      -------      --------           ----
   (11,788)      (10,283)     (9,370)            4             1,090        1,289         1,519             29
 ---------    ----------   ---------           ---            ------      -------      --------           ----

  (193,886)     (263,013)   (179,152)           --              (458)      (4,599)       (7,425)            (2)

   407,058     1,041,007    (329,490)            4             9,085       30,971       (21,641)           (20)
 ---------    ----------   ---------           ---            ------      -------      --------           ----

   213,172       777,994    (508,642)            4             8,627       26,372       (29,066)           (22)
 ---------    ----------   ---------           ---            ------      -------      --------           ----

 $ 201,384    $  767,711   $(518,012)          $ 8            $9,717      $27,661      $(27,547)          $  7
 =========    ==========   =========           ===            ======      =======      ========           ====

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                      AIM REAL ESTATE             FRANKLIN TEMPLETON INTERNATIONAL STOCK
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................   $ 29,870     $ 2,672      $ 1,881      $ 52,419     $ 50,493    $  44,446
Expenses:
  Mortality and expense charges...........      4,827         946        2,129        22,112       16,047       13,035
                                             --------     -------      -------      --------     --------    ---------
Net investment (loss) income..............     25,043       1,726         (248)       30,307       34,446       31,411
                                             --------     -------      -------      --------     --------    ---------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     54,384       7,645       12,032       153,352      (71,786)    (325,690)
Change in unrealized appreciation
 (depreciation) of investments............    204,103      41,591        3,016       613,265      947,139     (187,267)
                                             --------     -------      -------      --------     --------    ---------
Net realized and unrealized gains (losses)
 on investments...........................    258,487      49,236       15,048       766,617      875,353     (512,957)
                                             --------     -------      -------      --------     --------    ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................   $283,530     $50,962      $14,800      $796,924     $909,799    $(481,546)
                                             ========     =======      =======      ========     ========    =========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

       ALLIANCE GROWTH & INCOME                 ALLIANCE TECHNOLOGY                    FIDELITY CONTRAFUND
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $ 14,971     $ 11,419    $  27,692      $   --      $    --      $    --      $  1,770     $    830     $    187
    11,504        7,030        4,105          77          181           96         3,453        3,285        1,113
  --------     --------    ---------      ------      -------      -------      --------     --------     --------
     3,467        4,389       23,587         (77)        (181)         (96)       (1,683)      (2,455)        (926)
  --------     --------    ---------      ------      -------      -------      --------     --------     --------


     8,499      (27,592)     (18,278)        108         (931)        (519)       62,282        6,303         (348)
   301,218      441,306     (137,057)      2,247       13,613       (9,033)       45,971      139,867      (29,437)
  --------     --------    ---------      ------      -------      -------      --------     --------     --------
   309,717      413,714     (155,335)      2,355       12,682       (9,552)      108,253      146,170      (29,785)
  --------     --------    ---------      ------      -------      -------      --------     --------     --------
  $313,184     $418,103    $(131,748)     $2,278      $12,501      $(9,648)     $106,570     $143,715     $(30,711)
  ========     ========    =========      ======      =======      =======      ========     ========     ========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS


                                               FIDELITY ASSET MANAGER GROWTH                 FIDELITY GROWTH
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................   $12,700      $ 8,346      $  3,640     $   354      $   174      $    132
Expenses:
  Mortality and expense charges...........     3,079        1,598           623       1,484        1,005           649
                                             -------      -------      --------     -------      -------      --------
Net investment (loss) income..............     9,621        6,748         3,017      (1,130)        (831)         (517)
                                             -------      -------      --------     -------      -------      --------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     3,245       (4,335)       (5,591)     (5,015)      (2,588)       (8,400)
Change in unrealized appreciation
 (depreciation) of investments............    19,246       59,143       (19,964)     17,311       63,146       (40,968)
                                             -------      -------      --------     -------      -------      --------
Net realized and unrealized gains (losses)
 on investments...........................    22,491       54,808       (25,555)     12,296       60,558       (49,368)
                                             -------      -------      --------     -------      -------      --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................   $32,112      $61,556      $(22,538)    $11,166      $59,727      $(49,885)
                                             =======      =======      ========     =======      =======      ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

     FIDELITY
    INVESTMENT           FIDELITY
    GRADE BOND         EQUITY-INCOME             AMERICAN FUNDS GROWTH                 AMERICAN FUNDS GROWTH-INCOME
INVESTMENT DIVISION INVESTMENT DIVISION           INVESTMENT DIVISION                      INVESTMENT DIVISION
------------------- ------------------- ---------------------------------------  ---------------------------------------
  FOR THE PERIOD                        FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
  MAY 3, 2004 TO      FOR THE PERIOD       ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
   DECEMBER 31,       MAY 3, 2004 TO    DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
       2004          DECEMBER 31, 2004      2004         2003          2002          2004         2003          2002
------------------- ------------------- ------------ ------------ -------------- ------------ ------------ --------------
       $ --                 $--          $   70,060   $   22,917   $     3,067    $  276,574   $  170,202   $    83,225
          4                   5             294,065      141,220        59,610       227,511      112,608        48,157
       ----                 ---          ----------   ----------   -----------    ----------   ----------   -----------
         (4)                 (5)           (224,005)    (118,303)      (56,543)       49,063       57,594        35,068
       ----                 ---          ----------   ----------   -----------    ----------   ----------   -----------

          8                  --              53,047     (100,817)      (49,022)       60,134      (26,406)      (51,319)

         12                  --           4,445,539    5,264,250    (1,636,890)    2,605,294    3,852,340    (1,122,854)
       ----                 ---          ----------   ----------   -----------    ----------   ----------   -----------

         20                  --           4,498,586    5,163,433    (1,685,912)    2,665,428    3,825,934    (1,174,173)
       ----                 ---          ----------   ----------   -----------    ----------   ----------   -----------


       $ 16                 $(5)         $4,274,581   $5,045,130   $(1,742,455)   $2,714,491   $3,883,528   $(1,139,105)
       ====                 ===          ==========   ==========   ===========    ==========   ==========   ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                           AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION       T. ROWE PRICE MID CAP GROWTH
                                                     INVESTMENT DIVISION                        INVESTMENT DIVISION
                                           ---------------------------------------    ---------------------------------------
                                           FOR THE YEAR   FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                                              ENDED          ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
                                           DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                               2004           2003          2002          2004         2003          2002
                                           ------------   ------------ -------------- ------------ ------------ --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................  $       --     $   19,214    $  10,794      $     --     $     --     $   7,906
Expenses:
  Mortality and expense charges...........      73,946         27,847       12,245        35,600       17,818         6,944
                                            ----------     ----------    ---------      --------     --------     ---------
Net investment (loss) income..............     (73,946)        (8,633)      (1,451)      (35,600)     (17,818)          962
                                            ----------     ----------    ---------      --------     --------     ---------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     169,126        (33,362)      35,746       (21,255)     (46,026)      (55,314)
Change in unrealized appreciation
 (depreciation) of investments............   1,710,690      1,513,502     (396,292)      874,468      776,010      (378,709)
                                            ----------     ----------    ---------      --------     --------     ---------
Net realized and unrealized gains (losses)
 on investments...........................   1,879,816      1,480,140     (360,546)      853,213      729,984      (434,023)
                                            ----------     ----------    ---------      --------     --------     ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                                 $1,805,870     $1,471,507    $(361,997)     $817,613     $712,166     $(433,061)
                                            ==========     ==========    =========      ========     ========     =========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

       MFS RESEARCH INTERNATIONAL                   PIMCO TOTAL RETURN                      PIMCO PEA INNOVATION
          INVESTMENT DIVISION                      INVESTMENT DIVISION                      INVESTMENT DIVISION
---------------------------------------  ---------------------------------------  ---------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
   ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER    DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2004         2003          2002          2004       31, 2003        2002          2004         2003          2002
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------ --------------
  $  5,870     $ 10,739      $  1,203     $1,210,628    $255,223      $     --     $   4,399    $       --    $      --
    17,381        7,953         3,324        130,372      79,517        28,120        45,242        21,608        9,521
  --------     --------      --------     ----------    --------      --------     ---------    ----------    ---------
   (11,511)       2,786        (2,121)     1,080,256     175,706       (28,120)      (40,843)      (21,608)      (9,521)
  --------     --------      --------     ----------    --------      --------     ---------    ----------    ---------

   226,740      148,987       (66,559)        58,068     175,963        60,373       (35,847)     (195,867)    (111,879)

   176,752      191,049        (2,664)      (439,697)    (25,434)      270,736      (200,859)    1,260,206     (652,366)
  --------     --------      --------     ----------    --------      --------     ---------    ----------    ---------

   403,492      340,036       (69,223)      (381,629)    150,529       331,109      (236,706)    1,064,339     (764,245)
  --------     --------      --------     ----------    --------      --------     ---------    ----------    ---------


  $391,981     $342,822      $(71,344)    $  698,627    $326,235      $302,989     $(277,549)   $1,042,731    $(773,766)
  ========     ========      ========     ==========    ========      ========     =========    ==========    =========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                        LORD ABBETT BOND DEBENTURE             MET/AIM MID CAP CORE EQUITY
                                           INVESTMENT DIVISION                     INVESTMENT DIVISION
                                  -------------------------------------  ---------------------------------------
                                  FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                                     ENDED        ENDED        ENDED        ENDED        ENDED     MAY 1, 2002 TO
                                  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                      2004         2003         2002         2004         2003          2002
                                  ------------ ------------ ------------ ------------ ------------ --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends......................  $  580,234   $  237,030  $ 1,046,301    $     --     $  8,411      $   291
Expenses:
  Mortality and expense
   charges.......................     106,961       84,212       73,020      12,732        4,773          638
                                   ----------   ----------  -----------    --------     --------      -------
Net investment (loss) income.....     473,273      152,818      973,281     (12,732)       3,638         (347)
                                   ----------   ----------  -----------    --------     --------      -------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions...........     291,351      193,651   (1,917,698)    127,885        6,414       (1,242)
Change in unrealized appreciation
 (depreciation) of investments...     258,228    1,482,057      942,025     100,268      140,733       (6,351)
                                   ----------   ----------  -----------    --------     --------      -------
Net realized and unrealized gains
 (losses) on investments.........     549,579    1,675,708     (975,673)    228,153      147,147       (7,593)
                                   ----------   ----------  -----------    --------     --------      -------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS                   $1,022,852   $1,828,526  $    (2,392)   $215,421     $150,785      $(7,940)
                                   ==========   ==========  ===========    ========     ========      =======

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

        MET/AIM SMALL CAP GROWTH               HARRIS OAKMARK INTERNATIONAL               JANUS AGGRESSIVE GROWTH
          INVESTMENT DIVISION                      INVESTMENT DIVISION                      INVESTMENT DIVISION
---------------------------------------  ---------------------------------------  ---------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
   ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2004         2003          2002          2004         2003          2002          2004         2003          2002
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------ --------------
  $    --      $     --      $    --       $  1,007     $  8,848      $   210       $     --    $       --    $      --

    7,126         2,947          281         15,179        2,473          298         40,203        25,914       13,648
  -------      --------      -------       --------     --------      -------       --------    ----------    ---------
   (7,126)       (2,947)        (281)       (14,172)       6,375          (88)       (40,203)      (25,914)     (13,648)
  -------      --------      -------       --------     --------      -------       --------    ----------    ---------

    6,508        66,977         (593)        87,469       72,432         (843)        40,466      (314,628)     (88,254)

   68,634        51,242       (4,322)       413,695       49,401       (2,920)       408,503     1,135,120     (439,373)
  -------      --------      -------       --------     --------      -------       --------    ----------    ---------

   75,142       118,219       (4,915)       501,164      121,833       (3,763)       448,969       820,492     (527,627)
  -------      --------      -------       --------     --------      -------       --------    ----------    ---------


  $68,016      $115,272      $(5,196)      $486,992     $128,208      $(3,851)      $408,766    $  794,578    $(541,275)
  =======      ========      =======       ========     ========      =======       ========    ==========    =========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                                                              NEUBERGER BERMAN
                                                                        LORD ABBETT GROWTH & INCOME              REAL ESTATE
                                                                            INVESTMENT DIVISION              INVESTMENT DIVISION
                                                                -------------------------------------------- -------------------
                                                                FOR THE YEAR FOR THE YEAR   FOR THE PERIOD     FOR THE PERIOD
                                                                   ENDED        ENDED     OCTOBER 1, 2002 TO   MAY 3, 2004 TO
                                                                DECEMBER 31, DECEMBER 31,    DECEMBER 31,       DECEMBER 31,
                                                                    2004         2003            2002               2004
                                                                ------------ ------------ ------------------ -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................    $  206       $   --           $ --             $ 73,660
Expenses:
  Mortality and expense charges................................       183           47             --                3,379
                                                                   ------       ------           ----             --------
Net investment (loss) income...................................        23          (47)            --               70,281
                                                                   ------       ------           ----             --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Net realized (losses) gains from security transactions.........        37           20             --                5,929
Change in unrealized appreciation (depreciation) of investments     3,095        3,750             --              124,804
                                                                   ------       ------           ----             --------
Net realized and unrealized gains (losses) on investments......     3,132        3,770             --              130,733
                                                                   ------       ------           ----             --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...............................................    $3,155       $3,723           $ --             $201,014
                                                                   ======       ======           ====             ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

    LORD ABBETT        THIRD AVENUE           DREYFUS             DREYFUS          GOLDMAN SACHS            MFS
   MID-CAP VALUE      SMALL CAP VALUE   INTERNATIONAL VALUE    APPRECIATION        MID CAP VALUE        HIGH INCOME
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
FOR THE PERIOD MAY  FOR THE PERIOD MAY  FOR THE PERIOD MAY    FOR THE PERIOD    FOR THE PERIOD MAY    FOR THE PERIOD
    3, 2004 TO          3, 2004 TO          3, 2004 TO        MAY 3, 2004 TO        3, 2004 TO        MAY 3, 2004 TO
   DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
       2004                2004                2004                2004                2004                2004
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $  6                $ 95               $1,264               $ 48               $1,224              $   --
         --                   1                    4                  3                    6                  87
       ----                ----               ------               ----               ------              ------
          6                  94                1,260                 45                1,218                 (87)
       ----                ----               ------               ----               ------              ------
         --                  21                   47                 --                    1                  69
         10                 (54)                (934)               217                 (464)              3,152
       ----                ----               ------               ----               ------              ------
         10                 (33)                (887)               217                 (463)              3,221
       ----                ----               ------               ----               ------              ------

       $ 16                $ 61               $  373               $262               $  755              $3,134
       ====                ====               ======               ====               ======              ======

    WELLS FARGO          WELLS FARGO
LARGE COMPANY GROWTH    EQUITY INCOME
INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- -------------------
   FOR THE PERIOD    FOR THE PERIOD MAY
   MAY 3, 2004 TO        3, 2004 TO
    DECEMBER 31,        DECEMBER 31,
        2004                2004
-------------------- -------------------
        $ --                $ --
           1                   1
        ----                ----
          (1)                 (1)
        ----                ----
           6                  10
          16                   3
        ----                ----
          22                  13
        ----                ----

        $ 21                $ 12
        ====                ====

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                              STATE STREET RESEARCH INVESTMENT TRUST       STATE STREET RESEARCH DIVERSIFIED
                                                        INVESTMENT DIVISION                       INVESTMENT DIVISION
                                             ----------------------------------------  ----------------------------------------
                                             FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                                ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                 2004          2003          2002          2004          2003          2002
                                             ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $   (545,868) $    (68,204) $   (969,448) $  2,567,571  $  7,511,522  $  3,558,999
  Net realized (losses) gains from security
   transactions.............................     (689,999)   (6,958,914)   (6,132,437)     (558,940)   (2,593,687)   (1,810,936)
  Change in unrealized appreciation
   (depreciation) of investments............   37,215,298    88,855,777   (90,883,953)   19,749,208    42,182,763   (41,694,719)
                                             ------------  ------------  ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets
   resulting from operations................   35,979,431    81,828,659   (97,985,838)   21,757,839    47,100,598   (39,946,656)
                                             ------------  ------------  ------------  ------------  ------------  ------------
From capital transactions:
  Net premiums..............................   62,785,148    67,707,999    78,160,135    50,420,345    52,190,961    54,194,120
  Redemptions...............................  (18,448,900)  (15,137,546)  (10,399,853)  (13,235,955)  (14,264,879)   (9,523,000)
  Net investment division transfers.........  (11,723,921)   (7,863,696)  (11,186,400)   (1,916,785)   (2,178,352)     (383,162)
  Other net transfers.......................  (35,862,546)  (36,428,084)  (38,309,389)  (30,882,102)  (31,835,294)  (32,044,615)
                                             ------------  ------------  ------------  ------------  ------------  ------------
  Net (decrease) increase in net assets
   resulting from capital transactions......   (3,250,219)    8,278,673    18,264,493     4,385,503     3,912,436    12,243,343
                                             ------------  ------------  ------------  ------------  ------------  ------------
NET CHANGE IN NET ASSETS....................   32,729,212    90,107,332   (79,721,345)   26,143,342    51,013,034   (27,703,313)
NET ASSETS - BEGINNING OF PERIOD............  367,087,301   276,979,969   356,701,314   289,033,387   238,020,353   265,723,666
                                             ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS - END OF PERIOD.................. $399,816,513  $367,087,301  $276,979,969  $315,176,729  $289,033,387  $238,020,353
                                             ============  ============  ============  ============  ============  ============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

 STATE STREET RESEARCH AGGRESSIVE GROWTH             METLIFE STOCK INDEX                    FI INTERNATIONAL STOCK
           INVESTMENT DIVISION                       INVESTMENT DIVISION                     INVESTMENT DIVISION
----------------------------------------  ----------------------------------------  -------------------------------------
FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED        ENDED        ENDED
DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004          2003          2002          2004          2003          2002          2004         2003         2002
------------  ------------  ------------  ------------  ------------  ------------  ------------ ------------ ------------
$ (1,651,256) $ (1,367,678) $ (1,263,240) $    174,194  $  3,387,558  $  2,705,145  $   235,897  $   (54,694) $    18,744
  (3,443,419)   (8,202,841)   (5,953,657)   (2,432,174)  (10,060,006)   (5,045,284)    (367,092)  (1,630,864)  (2,655,399)

  27,472,766    62,199,697   (44,703,891)   49,514,290   101,361,307   (82,559,071)   7,284,341   10,924,390   (4,418,288)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------

  22,378,091    52,629,178   (51,920,788)   47,256,310    94,688,859   (84,899,210)   7,153,146    9,238,832   (7,054,943)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  31,507,761    34,182,901    40,003,786   111,296,549   108,236,751   114,022,950    7,277,661    7,903,805    9,783,594
 (10,380,355)   (7,318,523)   (4,831,140)  (21,662,848)  (14,265,812)  (13,779,170)  (2,707,112)  (1,780,012)  (1,287,021)
  (5,174,527)   (5,104,646)   (6,485,783)    2,484,658   (11,228,029)   11,797,286   (3,803,574)    (552,252)  (2,781,604)
 (17,849,981)  (17,936,155)  (17,642,321)  (48,313,238)  (46,545,385)  (47,844,806)  (3,829,486)  (3,792,182)  (3,974,969)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  (1,897,102)    3,823,577    11,044,542    43,805,121    36,197,525    64,196,260   (3,062,511)   1,779,359    1,740,000
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  20,480,989    56,452,755   (40,876,246)   91,061,431   130,886,384   (20,702,950)   4,090,635   11,018,191   (5,314,943)
 187,268,373   130,815,618   171,691,864   457,114,347   326,227,963   346,930,913   43,984,289   32,966,098   38,281,041
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
$207,749,362  $187,268,373  $130,815,618  $548,175,778  $457,114,347  $326,227,963  $48,074,924  $43,984,289  $32,966,098
============  ============  ============  ============  ============  ============  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                     FI MID CAP OPPORTUNITIES              T. ROWE PRICE SMALL CAP GROWTH
                                                      INVESTMENT DIVISION (C)                    INVESTMENT DIVISION
                                             ----------------------------------------  --------------------------------------
                                             FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED         ENDED         ENDED         ENDED        ENDED        ENDED
                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004          2003          2002          2004         2003         2002
                                             ------------  ------------  ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $   (631,368) $ (1,297,757) $ (1,013,088) $  (530,571) $  (408,933) $   (333,372)
  Net realized (losses) gains from security
   transactions.............................     (717,628)   (1,145,184)   (5,163,698)     (69,548)    (326,259)     (347,510)
  Change in unrealized appreciation
   (depreciation) of investments............   33,098,684    46,019,342   (34,449,605)   7,181,746   18,001,752   (12,608,286)
                                             ------------  ------------  ------------  -----------  -----------  ------------
  Net increase (decrease) in net assets
   resulting from operations................   31,749,688    43,576,401   (40,626,391)   6,581,627   17,266,560   (13,289,168)
                                             ------------  ------------  ------------  -----------  -----------  ------------
From capital transactions:
  Net premiums..............................   48,069,931    53,673,455    64,528,237   12,623,285   12,642,407    14,372,408
  Redemptions...............................   (8,654,425)   (5,340,392)   (2,804,544)  (3,606,677)  (1,578,439)   (1,348,311)
  Net investment division transfers.........   (5,135,559)   (5,185,372)   (5,298,371)  (1,032,512)    (166,606)    1,749,269
  Other net transfers.......................  (20,781,515)  (21,665,579)  (21,964,497)  (5,720,496)  (5,656,171)   (5,565,937)
                                             ------------  ------------  ------------  -----------  -----------  ------------
  Net (decrease) increase in net assets
   resulting from capital transactions......   13,498,432    21,482,112    34,460,825    2,263,600    5,241,191     9,207,429
                                             ------------  ------------  ------------  -----------  -----------  ------------
NET CHANGE IN NET ASSETS....................   45,248,120    65,058,513    (6,165,566)   8,845,227   22,507,751    (4,081,739)
NET ASSETS - BEGINNING OF PERIOD............  184,078,088   119,019,575   125,185,141   63,188,807   40,681,056    44,762,795
                                             ------------  ------------  ------------  -----------  -----------  ------------
NET ASSETS - END OF PERIOD.................. $229,326,208  $184,078,088  $119,019,575  $72,034,034  $63,188,807  $ 40,681,056
                                             ============  ============  ============  ===========  ===========  ============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

        SCUDDER GLOBAL EQUITY              HARRIS OAKMARK LARGE CAP VALUE     NEUBERGER BERMAN PARTNERS MID CAP VALUE
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED         ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004          2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------  ------------ ------------
$   232,594  $   311,502  $   181,688  $  (149,989) $  (252,368) $   438,284  $   748,413   $  (118,988) $   (89,469)
   (301,695)  (1,005,776)    (466,029)     613,781       38,696      173,172      490,187        28,084      105,666
  4,666,310    7,242,152   (3,445,540)   4,130,792    6,986,213   (3,824,797)   6,555,902     7,656,793   (1,888,036)
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------

  4,597,209    6,547,878   (3,729,881)   4,594,584    6,772,541   (3,213,341)   7,794,502     7,565,889   (1,871,839)
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------
  5,683,708    6,014,790    7,029,500   13,168,295   11,430,624   10,115,432    9,617,754     8,682,614    8,172,686
 (1,588,385)  (1,735,572)    (936,418)  (2,460,777)    (991,704)    (287,586)  (2,004,438)     (629,059)  (1,215,338)
   (734,504)    (125,590)    (322,915)   3,020,747    1,835,698    6,291,525    4,985,822       650,401    2,321,678
 (2,471,269)  (2,481,721)  (2,670,700)  (4,693,326)  (4,616,084)  (4,169,815)  (4,123,930)   (3,610,116)  (3,236,171)
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------

    889,550    1,671,907    3,099,467    9,034,939    7,658,534   11,949,556    8,475,208     5,093,840    6,042,855
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------
  5,486,759    8,219,785     (630,414)  13,629,523   14,431,075    8,736,215   16,269,710    12,659,729    4,171,016
 28,695,718   20,475,933   21,106,347   37,503,629   23,072,554   14,336,339   30,945,551    18,285,822   14,114,806
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------
$34,182,477  $28,695,718  $20,475,933  $51,133,152  $37,503,629  $23,072,554  $47,215,261   $30,945,551  $18,285,822
===========  ===========  ===========  ===========  ===========  ===========  ===========   ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                 T. ROWE PRICE LARGE CAP GROWTH      LEHMAN BROTHERS AGGREGATE BOND INDEX
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $  (216,962) $  (180,062) $  (106,090) $ 1,424,166  $ 2,506,200  $   982,861
  Net realized (losses) gains from security
   transactions.............................     994,314     (489,389)    (317,124)     451,466    1,152,171      515,268
  Change in unrealized appreciation
   (depreciation) of investments............   2,677,244    7,871,800   (5,333,848)     266,268   (2,185,014)   2,760,523
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................   3,454,596    7,202,349   (5,757,062)   2,141,900    1,473,357    4,258,652
                                             -----------  -----------  -----------  -----------  -----------  -----------
From capital transactions:
  Net premiums..............................   8,138,358    8,620,553    9,447,412   15,979,551   13,565,785   10,479,062
  Redemptions...............................  (6,471,579)    (982,056)    (125,856)  (4,291,570)  (1,812,183)  (1,839,866)
  Net investment division transfers.........   1,130,128      (78,277)     873,833    5,023,325   (6,698,353)   8,318,943
  Other net transfers.......................  (3,183,456)  (3,337,120)  (3,453,967)  (6,137,705)  (5,580,587)  (4,492,832)
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net (decrease) increase in net assets
   resulting from capital transactions......    (386,549)   4,223,100    6,741,422   10,573,601     (525,338)  12,465,307
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................   3,068,047   11,425,449      984,360   12,715,501      948,019   16,723,959
NET ASSETS - BEGINNING OF PERIOD............  33,520,334   22,094,885   21,110,525   54,994,307   54,046,288   37,322,329
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD.................. $36,588,381  $33,520,334  $22,094,885  $67,709,808  $54,994,307  $54,046,288
                                             ===========  ===========  ===========  ===========  ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

      MORGAN STANLEY EAFE INDEX                  RUSSELL 2000 INDEX                     MET/PUTNAM VOYAGER
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$   (28,456) $   121,982  $   (64,128) $  (114,631) $   (29,213) $   (29,731) $   (68,947) $   (58,697) $   (39,278)

  1,189,725     (497,564)    (800,822)     973,061     (125,595)    (343,069)     (75,290)    (624,452)    (304,226)

  3,997,066    6,516,826   (1,274,363)   4,412,786    7,938,110   (2,545,881)     560,180    2,271,140   (1,227,374)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

  5,158,335    6,141,244   (2,139,313)   5,271,216    7,783,302   (2,918,681)     415,943    1,587,991   (1,570,878)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  8,790,918    7,425,875    6,625,665    8,664,945    7,659,016    7,082,371    2,907,203    3,213,111    3,461,165
 (1,870,632)    (362,211)  (1,101,621)  (1,577,160)    (486,878)    (266,570)    (242,420)     (93,468)     (27,865)
   (311,398)     438,708    1,672,217      458,588      991,151    2,834,125     (199,548)    (151,453)     548,678
 (3,505,821)  (2,849,511)  (2,360,586)  (3,458,107)  (3,048,846)  (2,527,437)  (1,080,005)  (1,158,137)  (1,159,060)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

  3,103,067    4,652,861    4,835,675    4,088,266    5,114,443    7,122,489    1,385,230    1,810,053    2,822,918
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  8,261,402   10,794,105    2,696,362    9,359,482   12,897,745    4,203,808    1,801,173    3,398,044    1,252,040
 24,290,177   13,496,072   10,799,710   27,726,279   14,828,534   10,624,726    8,650,757    5,252,713    4,000,673
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
$32,551,579  $24,290,177  $13,496,072  $37,085,761  $27,726,279  $14,828,534  $10,451,930  $ 8,650,757  $ 5,252,713
===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                  STATE STREET RESEARCH AURORA           METLIFE MID CAP STOCK INDEX
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------

                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $  (563,943) $  (336,756) $   (97,874) $   (21,174) $   (64,163) $   (55,361)
  Net realized (losses) gains from security
   transactions.............................     827,418      196,537       81,843      992,035       12,063      (23,095)
  Change in unrealized appreciation
   (depreciation) of investments............   9,427,091   17,391,943   (6,958,922)   3,817,899    6,538,587   (2,089,536)
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................   9,690,566   17,251,724   (6,974,953)   4,788,760    6,486,487   (2,167,992)
                                             -----------  -----------  -----------  -----------  -----------  -----------
From capital transactions:
  Net premiums..............................  19,308,810   16,618,731   15,376,489    9,137,346    8,658,518    7,438,484
  Redemptions...............................  (2,545,879)    (920,139)    (302,359)  (1,570,548)    (315,294)    (109,971)
  Net investment division transfers.........   4,975,092    1,566,557    6,843,668      306,699      960,729    4,006,261
  Other net transfers.......................  (7,626,612)  (7,037,769)  (5,887,521)  (3,701,760)  (3,433,510)  (2,617,681)
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net (decrease) increase in net assets
   resulting from capital transactions......  14,111,411   10,227,380   16,030,277    4,171,737    5,870,443    8,717,093
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................  23,801,977   27,479,104    9,055,324    8,960,497   12,356,930    6,549,101
NET ASSETS - BEGINNING OF PERIOD............  56,539,662   29,060,558   20,005,234   27,924,887   15,567,957    9,018,856
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD.................. $80,341,639  $56,539,662  $29,060,558  $36,885,384  $27,924,887  $15,567,957
                                             ===========  ===========  ===========  ===========  ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

 FRANKLIN TEMPLETON SMALL CAP GROWTH    STATE STREET RESEARCH LARGE CAP VALUE           DAVIS VENTURE VALUE
         INVESTMENT DIVISION                     INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  --------------------------------------  -------------------------------------
                                                                    FOR THE
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR PERIOD MAY 1, FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        2002 TO       ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002          2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
 $  (31,464)  $  (16,641)  $   (8,397)  $  (18,736)  $    4,590    $    433    $   (59,671) $   (75,683) $       750

     40,690      (19,016)     (42,766)     105,597       41,938      (3,284)       508,082     (213,900)    (188,804)

    404,946      796,643     (271,373)     229,787      156,144      (3,178)     2,678,225    5,610,390   (2,083,879)
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------

    414,172      760,986     (322,536)     316,648      202,672      (6,029)     3,126,636    5,320,807   (2,271,933)
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------
  1,182,207      844,482      626,488      918,978      405,361      64,977      7,205,230    6,492,659    5,157,409
    (73,602)     (27,310)      (5,592)     (35,177)      (5,862)       (313)    (2,608,194)    (286,620)     (86,825)
    410,526      610,392      745,849    1,361,717      469,287     153,138      2,046,419    2,147,532    5,300,022
   (444,118)    (416,036)    (235,608)    (351,401)    (149,915)    (23,188)    (2,825,249)  (2,675,075)  (2,166,021)
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------

  1,075,013    1,011,528    1,131,137    1,894,117      718,871     194,614      3,818,206    5,678,496    8,204,585
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------
  1,489,185    1,772,514      808,601    2,210,765      921,543     188,585      6,944,842   10,999,303    5,932,652
  3,038,247    1,265,733      457,132    1,110,128      188,585          --     24,429,495   13,430,192    7,497,540
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------
 $4,527,432   $3,038,247   $1,265,733   $3,320,893   $1,110,128    $188,585    $31,374,337  $24,429,495  $13,430,192
 ==========   ==========   ==========   ==========   ==========    ========    ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                    LOOMIS SAYLES SMALL CAP         STATE STREET RESEARCH LARGE CAP GROWTH
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------

                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income..............  $  (44,015)  $  (28,298)  $  (16,142)  $  (30,183)  $  (23,728) $   (13,698)
  Net realized (losses) gains from security
   transactions.............................     142,373      (88,636)    (106,829)     117,304      (63,998)     (57,097)
  Change in unrealized appreciation
   (depreciation) of investments............     718,393    1,169,772     (414,868)     394,196    1,339,908     (983,355)
                                              ----------   ----------   ----------   ----------   ----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................     816,751    1,052,838     (537,839)     481,317    1,252,182   (1,054,150)
                                              ----------   ----------   ----------   ----------   ----------  -----------
From capital transactions:
  Net premiums..............................   1,479,121    1,387,309    1,200,038    1,206,954    1,035,783       40,283
  Redemptions...............................    (139,707)     (49,105)     (11,815)      (7,273)          --           --
  Net investment division transfers.........     391,267      159,941      268,407      276,437          359    4,290,312
  Other net transfers.......................    (563,896)    (536,437)    (436,811)    (433,343)    (337,622)    (338,952)
                                              ----------   ----------   ----------   ----------   ----------  -----------
  Net (decrease) increase in net assets
   resulting from capital transactions......   1,166,785      961,708    1,019,819    1,042,775      698,520    3,991,643
                                              ----------   ----------   ----------   ----------   ----------  -----------
NET CHANGE IN NET ASSETS....................   1,983,536    2,014,546      481,980    1,524,092    1,950,702    2,937,493
NET ASSETS - BEGINNING OF PERIOD............   4,422,939    2,408,393    1,926,413    4,933,432    2,982,730       45,237
                                              ----------   ----------   ----------   ----------   ----------  -----------
NET ASSETS - END OF PERIOD..................  $6,406,475   $4,422,939   $2,408,393   $6,457,524   $4,933,432  $ 2,982,730
                                              ==========   ==========   ==========   ==========   ==========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

         MFS INVESTORS TRUST                      MFS RESEARCH MANAGERS               STATE STREET RESEARCH BOND INCOME
         INVESTMENT DIVISION                       INVESTMENT DIVISION                       INVESTMENT DIVISION
-------------------------------------  ------------------------------------------  --------------------------------------
                                            FOR THE
FOR THE YEAR FOR THE YEAR FOR THE YEAR PERIOD JANUARY 1, FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED          2004 TO         ENDED        ENDED        ENDED         ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31,     APRIL 30,     DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
    2004         2003         2002           2004            2003         2002         2004          2003         2002
------------ ------------ ------------ ----------------- ------------ ------------ ------------  ------------ ------------
 $  (14,069)  $   (7,711)  $  (2,715)      $   2,040       $   (873)   $  (2,427)  $  4,687,144  $ 2,183,489  $ 4,278,595

     10,690       13,432     (71,866)         57,371         (4,462)     (30,794)     1,244,325      880,712     (378,655)

    322,040      221,187     (78,498)        (53,254)       112,414      (58,814)    (2,928,093)   1,572,001    2,444,438
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------

    318,661      226,908    (153,079)          6,157        107,079      (92,035)     3,003,376    4,636,202    6,344,378
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------
    898,597      701,861     657,381          86,003        278,607      256,687     16,181,503   16,159,717   18,007,464
    (45,911)     (14,052)     (4,428)         (2,929)        (4,854)        (250)   (10,462,036)  (4,549,369)  (3,078,401)
    975,437      164,766     480,329        (725,791)        57,895      151,712     (8,366,427)  (3,340,166)   1,121,089
   (303,839)    (229,330)   (608,417)        (31,981)       (84,526)    (153,237)    (7,901,923)  (9,344,726)  (8,719,726)
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------

  1,524,284      623,245     524,865        (674,698)       247,122      254,912    (10,548,883)  (1,074,544)   7,330,426
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------
  1,842,945      850,153     371,786        (668,541)       354,201      162,877     (7,545,507)   3,561,658   13,674,804
  1,544,046      693,893     322,107         668,541        314,340      151,463     96,719,590   93,157,932   79,483,128
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------
 $3,386,991   $1,544,046   $ 693,893       $      --       $668,541    $ 314,340   $ 89,174,083  $96,719,590  $93,157,932
 ==========   ==========   =========       =========       ========    =========   ============  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                        FI VALUE LEADERS                 HARRIS OAKMARK FOCUSED VALUE
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income..............  $    2,427    $   (808)    $     70   $    56,730  $  (127,312) $   (63,671)
  Net realized (losses) gains from security
   transactions.............................      13,334      24,426       (9,596)      205,940       31,214       (9,588)
  Change in unrealized appreciation
   (depreciation) of investments............     106,438      58,141       (4,285)    2,796,718    5,537,632     (938,481)
                                              ----------    --------     --------   -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................     122,199      81,759      (13,811)    3,059,388    5,441,534   (1,011,740)
                                              ----------    --------     --------   -----------  -----------  -----------
From capital transactions:
  Net premiums..............................     394,566     167,405       51,077     9,971,788    8,198,287    6,333,512
  Redemptions...............................      (3,529)    (10,046)          --      (683,199)    (450,269)    (161,171)
  Net investment division transfers.........     293,780     229,644       41,277     3,578,452    3,144,705    5,880,885
  Other net transfers.......................    (121,742)    (56,377)     (10,863)   (3,947,334)  (3,347,152)  (2,377,498)
                                              ----------    --------     --------   -----------  -----------  -----------
  Net (decrease) increase in net assets
   resulting from capital transactions......     563,075     330,626       81,491     8,919,707    7,545,571    9,675,728
                                              ----------    --------     --------   -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................     685,274     412,385       67,680    11,979,095   12,987,105    8,663,988
NET ASSETS - BEGINNING OF PERIOD............     505,283      92,898       25,218    25,865,638   12,878,533    4,214,545
                                              ----------    --------     --------   -----------  -----------  -----------
NET ASSETS - END OF PERIOD..................  $1,190,557    $505,283     $ 92,898   $37,844,733  $25,865,638  $12,878,533
                                              ==========    ========     ========   ===========  ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES    SALOMON BROTHERS U.S. GOVERNMENT      STATE STREET RESEARCH MONEY MARKET
         INVESTMENT DIVISION                           INVESTMENT DIVISION                     INVESTMENT DIVISION
--------------------------------------------  -------------------------------------  --------------------------------------
FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED           ENDED          ENDED          ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004            2003           2002           2004         2003         2002         2004         2003         2002
------------    ------------   ------------   ------------ ------------ ------------ ------------ ------------ ------------
$   129,633      $   33,102     $   72,727    $   121,068  $    42,617   $   71,569  $   112,176  $    47,144  $    259,328

     74,022          97,650            241          1,624       48,098       10,225           --           (1)     (628,588)

    217,644         233,146         62,351         55,424      (40,677)      83,661           --            1       611,711
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------

    421,299         363,898        135,319        178,116       50,038      165,455      112,176       47,144       242,451
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------
  2,921,606       1,996,763        890,271      3,283,565    3,454,837    1,641,232    6,959,659    4,560,820    25,769,284
   (184,201)       (108,331)       (17,732)      (178,344)    (137,457)     (35,283)  (6,466,006)  (1,186,158)   (4,958,930)
  1,525,465       1,486,748      1,049,918        190,342      916,767    2,382,469    2,796,932   (4,975,125)  (33,048,287)
 (1,104,691)       (749,672)      (348,947)    (1,300,443)  (1,344,693)    (637,762)  (1,587,065)  (1,910,867)   10,079,748
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------

  3,158,179       2,625,508      1,573,510      1,995,120    2,889,454    3,350,656    1,703,520   (3,511,330)   (2,158,185)
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------
  3,579,478       2,989,406      1,708,829      2,173,236    2,939,492    3,516,111    1,815,696   (3,464,186)   (1,915,734)
  5,163,069       2,173,663        464,834      7,304,902    4,365,410      849,299   27,346,427   30,810,613    32,726,347
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------
$ 8,742,547      $5,163,069     $2,173,663    $ 9,478,138  $ 7,304,902   $4,365,410  $29,162,123  $27,346,427  $ 30,810,613
===========      ==========     ==========    ===========  ===========   ==========  ===========  ===========  ============

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                            FI MID CAP OPPORTUNITIES
                                                                               INVESTMENT DIVISION
                                                                   ------------------------------------------
                                                                   FOR THE PERIOD  FOR THE YEAR FOR THE PERIOD
                                                                   JANUARY 1, 2004    ENDED     MAY 1, 2002 TO
                                                                    TO APRIL 30,   DECEMBER 31,  DECEMBER 31,
                                                                        2004           2003          2002
                                                                   --------------- ------------ --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income....................................   $   100,297    $    9,838     $   (333)
  Net realized (losses) gains from security transactions..........        45,260        19,777       (1,950)
  Change in unrealized appreciation (depreciation) of investments.      (195,305)      191,546        3,758
                                                                     -----------    ----------     --------
  Net increase (decrease) in net assets resulting from operations.       (49,748)      221,161        1,475
                                                                     -----------    ----------     --------
From capital transactions:
  Net premiums....................................................       202,888       324,317       49,033
  Redemptions.....................................................        (8,599)      (43,946)         (19)
  Net investment division transfers...............................    (1,171,865)      537,734      149,230
  Other net transfers.............................................       (84,447)      (95,364)     (31,850)
                                                                     -----------    ----------     --------
  Net (decrease) increase in net assets resulting from capital
   transactions...................................................    (1,062,023)      722,741      166,394
                                                                     -----------    ----------     --------
NET CHANGE IN NET ASSETS..........................................    (1,111,771)      943,902      167,869
NET ASSETS - BEGINNING OF PERIOD..................................     1,111,771       167,869           --
                                                                     -----------    ----------     --------
NET ASSETS - END OF PERIOD........................................   $        --    $1,111,771     $167,869
                                                                     ===========    ==========     ========

                                                                           MFS
                                                                      TOTAL RETURN
                                                                   INVESTMENT DIVISION
                                                                   -------------------
                                                                     FOR THE PERIOD
                                                                     MAY 3, 2004 TO
                                                                      DECEMBER 31,
                                                                          2004
                                                                   -------------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income....................................      $ (1,443)
  Net realized (losses) gains from security transactions..........           429
  Change in unrealized appreciation (depreciation) of investments.        39,191
                                                                        --------
  Net increase (decrease) in net assets resulting from operations.        38,177
                                                                        --------
From capital transactions:
  Net premiums....................................................       133,508
  Redemptions.....................................................          (793)
  Net investment division transfers...............................       628,279
  Other net transfers.............................................       (32,244)
                                                                        --------
  Net (decrease) increase in net assets resulting from capital
   transactions...................................................       728,750
                                                                        --------
NET CHANGE IN NET ASSETS..........................................       766,927
NET ASSETS - BEGINNING OF PERIOD..................................            --
                                                                        --------
NET ASSETS - END OF PERIOD........................................      $766,927
                                                                        ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

                                           JANUS ASPEN                                                     AIM
          JANUS ASPEN GROWTH                BALANCED             INVESCO VIF EQUITY-INCOME        GOVERNMENT SECURITIES
         INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION            INVESTMENT DIVISION
-------------------------------------  ------------------- -------------------------------------  ---------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR FOR THE YEAR FOR THE YEAR    FOR THE PERIOD
   ENDED        ENDED        ENDED       MAY 3, 2004 TO       ENDED        ENDED        ENDED        MAY 3, 2004 TO
DECEMBER 31, DECEMBER 31, DECEMBER 31,    DECEMBER 31,     DECEMBER 31, DECEMBER 31, DECEMBER 31,     DECEMBER 31,
    2004         2003         2002            2004             2004         2003         2002             2004
------------ ------------ ------------ ------------------- ------------ ------------ ------------ ---------------------
 $  (11,788)  $  (10,283)  $   (9,370)        $  4           $  1,090     $  1,289     $  1,519          $   29
   (193,886)    (263,013)    (179,152)          --               (458)      (4,599)      (7,425)             (2)
    407,058    1,041,007     (329,490)           4              9,085       30,971      (21,641)            (20)
 ----------   ----------   ----------         ----           --------     --------     --------          ------
    201,384      767,711     (518,012)           8              9,717       27,661      (27,547)              7
 ----------   ----------   ----------         ----           --------     --------     --------          ------
    846,747      839,829      913,602          234             51,947       44,937       30,604           2,238
     (5,912)     (88,894)     (13,590)          --             (1,369)     (13,395)          --              --
    (96,893)      (5,665)      34,319           --                 --        6,492        7,548           2,151
   (168,584)    (176,510)    (211,649)          (5)            (4,782)      (6,352)      (8,020)            (86)
 ----------   ----------   ----------         ----           --------     --------     --------          ------

    575,358      568,760      722,682          229             45,796       31,682       30,132           4,303
 ----------   ----------   ----------         ----           --------     --------     --------          ------
    776,742    1,336,471      204,670          237             55,513       59,343        2,585           4,310
  3,499,893    2,163,422    1,958,752           --            184,406      125,063      122,478              --
 ----------   ----------   ----------         ----           --------     --------     --------          ------
 $4,276,635   $3,499,893   $2,163,422         $237           $239,919     $184,406     $125,063          $4,310
 ==========   ==========   ==========         ====           ========     ========     ========          ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                        AIM REAL ESTATE             FRANKLIN TEMPLETON INTERNATIONAL STOCK
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income..............  $   25,043    $  1,726     $   (248)   $   30,307   $   34,446   $   31,411
  Net realized (losses) gains from security
   transactions.............................      54,384       7,645       12,032       153,352      (71,786)    (325,690)
  Change in unrealized appreciation
   (depreciation) of investments............     204,103      41,591        3,016       613,265      947,139     (187,267)
                                              ----------    --------     --------    ----------   ----------   ----------
  Net increase (decrease) in net assets
   resulting from operations................     283,530      50,962       14,800       796,924      909,799     (481,546)
                                              ----------    --------     --------    ----------   ----------   ----------
From capital transactions:
  Net premiums..............................     652,190      20,763        9,629     1,157,933      571,285      937,164
  Redemptions...............................     (86,973)    (74,780)          --      (986,244)    (219,304)     (90,063)
  Net investment division transfers.........     306,861       8,373       64,182       542,291      342,850      643,475
  Other net transfers.......................     (26,160)     (5,943)       1,520      (264,753)    (163,132)    (163,651)
                                              ----------    --------     --------    ----------   ----------   ----------
  Net (decrease) increase in net assets
   resulting from capital transactions......     845,918     (51,587)      75,331       449,227      531,699    1,326,925
                                              ----------    --------     --------    ----------   ----------   ----------
NET CHANGE IN NET ASSETS....................   1,129,448        (625)      90,131     1,246,151    1,441,498      845,379
NET ASSETS - BEGINNING OF
 PERIOD.....................................     178,608     179,233       89,102     4,053,532    2,612,034    1,766,655
                                              ----------    --------     --------    ----------   ----------   ----------
NET ASSETS - END OF PERIOD..................  $1,308,056    $178,608     $179,233    $5,299,683   $4,053,532   $2,612,034
                                              ==========    ========     ========    ==========   ==========   ==========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

       ALLIANCE GROWTH & INCOME                 ALLIANCE TECHNOLOGY                    FIDELITY CONTRAFUND
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $    3,467   $    4,389   $   23,587    $    (77)    $  (181)     $   (96)    $  (1,683)   $  (2,455)    $   (926)

      8,499      (27,592)     (18,278)        108        (931)        (519)       62,282        6,303         (348)

    301,218      441,306     (137,057)      2,247      13,613       (9,033)       45,971      139,867      (29,437)
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------

    313,184      418,103     (131,748)      2,278      12,501       (9,648)      106,570      143,715      (30,711)
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------
    891,420      581,532      560,351       5,469      15,245       17,162       134,841       53,210       22,932
     (3,193)     (87,076)     (14,526)    (31,398)       (316)          --      (325,384)    (213,750)          --
     32,466       41,687      192,482          --         727           --        34,413      657,697      237,002
    (97,014)     (82,296)     (71,035)     (1,308)       (792)      (1,833)      (25,225)       3,584       (3,862)
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------

    823,679      453,847      667,272     (27,237)     14,864       15,329      (181,355)     500,741      256,072
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------
  1,136,863      871,950      535,524     (24,959)     27,365        5,681       (74,785)     644,456      225,361

  2,063,085    1,191,135      655,611      45,595      18,230       12,549       893,677      249,221       23,860
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------
 $3,199,948   $2,063,085   $1,191,135    $ 20,636     $45,595      $18,230     $ 818,892    $ 893,677     $249,221
 ==========   ==========   ==========    ========     =======      =======     =========    =========     ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                 FIDELITY ASSET MANAGER GROWTH                 FIDELITY GROWTH
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income..............   $  9,621     $  6,748     $  3,017     $ (1,130)    $   (831)    $   (517)
  Net realized (losses) gains from security
   transactions.............................      3,245       (4,335)      (5,591)      (5,015)      (2,588)      (8,400)
  Change in unrealized appreciation
   (depreciation) of investments............     19,246       59,143      (19,964)      17,311       63,146      (40,968)
                                               --------     --------     --------     --------     --------     --------
  Net increase (decrease) in net assets
   resulting from operations................     32,112       61,556      (22,538)      11,166       59,727      (49,885)
                                               --------     --------     --------     --------     --------     --------
From capital transactions:
  Net premiums..............................    261,139      194,197      105,094      110,310      101,957      102,972
  Redemptions...............................    (20,112)      (1,698)      (2,162)     (53,801)        (738)          --
  Net investment division transfers.........     38,214       74,992      (31,085)      12,180        6,224       (1,143)
  Other net transfers.......................    (39,605)     (27,293)     (12,942)      (4,852)      (4,423)      (5,581)
                                               --------     --------     --------     --------     --------     --------
  Net (decrease) increase in net assets
   resulting from capital transactions......    239,636      240,198       58,905       63,837      103,020       96,248
                                               --------     --------     --------     --------     --------     --------
NET CHANGE IN NET ASSETS....................    271,748      301,754       36,367       75,003      162,747       46,363
NET ASSETS - BEGINNING OF PERIOD............    432,629      130,875       94,508      296,358      133,611       87,248
                                               --------     --------     --------     --------     --------     --------
NET ASSETS - END OF PERIOD..................   $704,377     $432,629     $130,875     $371,361     $296,358     $133,611
                                               ========     ========     ========     ========     ========     ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

FIDELITY INVESTMENT      FIDELITY
    GRADE BOND         EQUITY-INCOME             AMERICAN FUNDS GROWTH                AMERICAN FUNDS GROWTH-INCOME
INVESTMENT DIVISION INVESTMENT DIVISION           INVESTMENT DIVISION                     INVESTMENT DIVISION
------------------- ------------------- ---------------------------------------  -------------------------------------
  FOR THE PERIOD      FOR THE PERIOD    FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE YEAR
  MAY 3, 2004 TO      MAY 3, 2004 TO       ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED        ENDED
   DECEMBER 31,        DECEMBER 31,     DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
       2004                2004             2004         2003          2002          2004         2003         2002
------------------- ------------------- ------------ ------------ -------------- ------------ ------------ ------------
      $    (4)            $    (5)      $  (224,005) $  (118,303)  $   (56,543)  $    49,063  $    57,594  $    35,068

            8                  --            53,047     (100,817)      (49,022)       60,134      (26,406)     (51,319)

           12                  --         4,445,539    5,264,250    (1,636,890)    2,605,294    3,852,340   (1,122,854)
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------

           16                  (5)        4,274,581    5,045,130    (1,742,455)    2,714,491    3,883,528   (1,139,105)
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------
        2,238               2,238        13,227,421    8,746,040     5,515,691    10,343,250    7,049,440    4,324,156
           --                  --          (620,701)    (274,455)      (51,220)     (577,432)    (184,181)     (62,519)
       10,966               7,499         7,788,495    5,353,241     5,147,713     5,800,181    3,708,586    4,404,613
          (99)                378        (4,857,964)  (3,102,038)   (2,053,980)   (3,947,698)  (2,495,963)  (1,573,001)
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------

       13,105              10,115        15,537,251   10,722,788     8,558,204    11,618,301    8,077,882    7,093,249
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------
       13,121              10,110        19,811,832   15,767,918     6,815,749    14,332,792   11,961,410    5,954,144
           --                  --        25,759,940    9,992,022     3,176,273    20,368,911    8,407,501    2,453,357
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------
      $13,121             $10,110       $45,571,772  $25,759,940   $ 9,992,022   $34,701,703  $20,368,911  $ 8,407,501
      =======             =======       ===========  ===========   ===========   ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                             AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION      T. ROWE PRICE MID CAP GROWTH
                                                      INVESTMENT DIVISION                        INVESTMENT DIVISION
                                             -----------------------------------------  -------------------------------------
                                             FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED          ENDED         ENDED         ENDED        ENDED        ENDED
                                             DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004           2003          2002          2004         2003         2002
                                             ------------   ------------  ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $   (73,946)    $   (8,633)   $   (1,451)   $  (35,600)  $  (17,818)  $      962
  Net realized (losses) gains from security
   transactions.............................     169,126        (33,362)       35,746       (21,255)     (46,026)     (55,314)
  Change in unrealized appreciation
   (depreciation) of investments............   1,710,690      1,513,502      (396,292)      874,468      776,010     (378,709)
                                             -----------     ----------    ----------    ----------   ----------   ----------
  Net increase (decrease) in net assets
   resulting from operations................   1,805,870      1,471,507      (361,997)      817,613      712,166     (433,061)
                                             -----------     ----------    ----------    ----------   ----------   ----------
From capital transactions:
  Net premiums..............................   3,240,987      1,663,445     1,071,636     1,669,261    1,283,521      820,210
  Redemptions...............................    (154,532)       (60,720)       (8,869)     (112,831)     (26,453)      (1,344)
  Net investment division transfers.........   3,070,772      1,303,948     1,067,611     1,315,562      481,182      375,032
  Other net transfers.......................  (1,236,090)      (610,233)     (354,525)     (589,688)    (448,143)      47,743
                                             -----------     ----------    ----------    ----------   ----------   ----------
  Net (decrease) increase in net assets
   resulting from capital transactions......   4,921,137      2,296,440     1,775,853     2,282,304    1,290,107    1,241,641
                                             -----------     ----------    ----------    ----------   ----------   ----------
NET CHANGE IN NET ASSETS....................   6,727,007      3,767,947     1,413,856     3,099,917    2,003,273      808,580
NET ASSETS - BEGINNING OF PERIOD............   5,800,860      2,032,913       619,057     3,375,270    1,372,997      564,417
                                             -----------     ----------    ----------    ----------   ----------   ----------
NET ASSETS - END OF PERIOD.................. $12,527,867     $5,800,860    $2,032,913    $6,475,187   $3,375,270   $1,372,997
                                             ===========     ==========    ==========    ==========   ==========   ==========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

      MFS RESEARCH INTERNATIONAL                 PIMCO TOTAL RETURN                    PIMCO PEA INNOVATION
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $  (11,511)  $    2,786    $ (2,121)  $ 1,080,256  $   175,706   $  (28,120)  $  (40,843)  $  (21,608)  $   (9,521)
    226,740      148,987     (66,559)       58,068      175,963       60,373      (35,847)    (195,867)    (111,879)

    176,752      191,049      (2,664)     (439,697)     (25,434)     270,736     (200,859)   1,260,206     (652,366)
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------

    391,981      342,822     (71,344)      698,627      326,235      302,989     (277,549)   1,042,731     (773,766)
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------
    654,113      514,658     323,700     5,789,117    5,176,301    1,998,260    1,896,573    1,268,741      931,879
    (49,447)     (15,626)     (1,956)     (352,146)    (300,049)     (31,798)     (90,002)     (47,295)      (7,020)
    530,150      140,125     254,704     2,455,515    3,254,351    3,693,012      570,609    1,385,317      627,449
   (243,185)    (198,441)    (28,935)   (2,268,320)  (1,973,454)    (851,347)    (731,284)    (437,762)    (258,151)
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------

    891,631      440,716     547,513     5,624,166    6,157,149    4,808,127    1,645,896    2,169,001    1,294,157
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------
  1,283,612      783,538     476,169     6,322,793    6,483,384    5,111,116    1,368,347    3,211,732      520,391
  1,497,220      713,682     237,513    12,697,066    6,213,682    1,102,566    4,480,813    1,269,081      748,690
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------
 $2,780,832   $1,497,220    $713,682   $19,019,859  $12,697,066   $6,213,682   $5,849,160   $4,480,813   $1,269,081
 ==========   ==========    ========   ===========  ===========   ==========   ==========   ==========   ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                   LORD ABBETT BOND DEBENTURE              MET/AIM MID CAP CORE EQUITY
                                                       INVESTMENT DIVISION                     INVESTMENT DIVISION
                                             --------------------------------------  ---------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                                                ENDED        ENDED        ENDED         ENDED        ENDED     MAY 1, 2002 TO
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                 2004         2003         2002          2004         2003          2002
                                             ------------ ------------ ------------  ------------ ------------ --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $   473,273  $   152,818  $    973,281   $  (12,732)  $   3,638      $   (347)
  Net realized (losses) gains from security
   transactions.............................     291,351      193,651    (1,917,698)     127,885       6,414        (1,242)
  Change in unrealized appreciation
   (depreciation) of investments............     258,228    1,482,057       942,025      100,268     140,733        (6,351)
                                             -----------  -----------  ------------   ----------   ---------      --------
  Net increase (decrease) in net assets
   resulting from operations................   1,022,852    1,828,526        (2,392)     215,421     150,785        (7,940)
                                             -----------  -----------  ------------   ----------   ---------      --------
From capital transactions:
  Net premiums..............................   2,983,780    2,591,207     2,717,585      685,733     376,221        70,763
  Redemptions...............................    (964,051)    (564,230)     (441,582)     (25,490)     (9,516)         (929)
  Net investment division transfers.........     337,183    1,098,872    11,021,486      562,287     345,361       212,616
  Other net transfers.......................  (1,084,450)  (1,180,205)  (13,341,702)    (302,486)   (126,899)      (21,530)
                                             -----------  -----------  ------------   ----------   ---------      --------
  Net (decrease) increase in net assets
   resulting from capital transactions......   1,272,462    1,945,644       (44,213)     920,044     585,167       260,920
                                             -----------  -----------  ------------   ----------   ---------      --------
NET CHANGE IN NET ASSETS....................   2,295,314    3,774,170       (46,605)   1,135,465     735,952       252,980
NET ASSETS - BEGINNING OF PERIOD............  12,846,410    9,072,240     9,118,845      988,932     252,980            --
                                             -----------  -----------  ------------   ----------   ---------      --------
NET ASSETS - END OF PERIOD.................. $15,141,724  $12,846,410  $  9,072,240   $2,124,397   $ 988,932      $252,980
                                             ===========  ===========  ============   ==========   =========      ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

        MET/AIM SMALL CAP GROWTH               HARRIS OAKMARK INTERNATIONAL               JANUS AGGRESSIVE GROWTH
          INVESTMENT DIVISION                      INVESTMENT DIVISION                      INVESTMENT DIVISION
---------------------------------------  ---------------------------------------  ---------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
   ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2004         2003          2002          2004         2003          2002          2004         2003          2002
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------ --------------
 $   (7,126)   $ (2,947)     $   (281)    $  (14,172)   $  6,375      $    (88)    $  (40,203)  $  (25,914)   $  (13,648)

      6,508      66,977          (593)        87,469      72,432          (843)        40,466     (314,628)      (88,254)

     68,634      51,242        (4,322)       413,695      49,401        (2,920)       408,503    1,135,120      (439,373)
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------

     68,016     115,272        (5,196)       486,992     128,208        (3,851)       408,766      794,578      (541,275)
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------
    398,392     201,753        30,362        717,538     111,653        59,332      1,751,040    1,735,338     1,597,876
    (10,096)     (5,605)         (129)       (18,505)       (357)         (178)       (82,547)     (28,560)      (23,600)
    177,443     286,464        84,320      2,229,550     446,278       122,434         96,192      112,849       546,414
   (133,848)    (70,229)        6,439       (265,382)    (22,736)      (27,767)      (602,774)    (614,940)     (542,904)
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------

    431,891     412,383       120,992      2,663,201     534,838       153,821      1,161,911    1,204,687     1,577,786
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------
    499,907     527,655       115,796      3,150,193     663,046       149,970      1,570,677    1,999,265     1,036,511
    643,451     115,796            --        813,016     149,970            --      4,086,776    2,087,511     1,051,000
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------
 $1,143,358    $643,451      $115,796     $3,963,209    $813,016      $149,970     $5,657,453   $4,086,776    $2,087,511
 ==========    ========      ========     ==========    ========      ========     ==========   ==========    ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               NEUBERGER BERMAN
                                                           LORD ABBETT GROWTH & INCOME            REAL ESTATE
                                                               INVESTMENT DIVISION            INVESTMENT DIVISION
                                                    ----------------------------------------- -------------------
                                                    FOR THE YEAR FOR THE YEAR FOR THE PERIOD    FOR THE PERIOD
                                                       ENDED        ENDED     OCTOBER 1, 2002   MAY 3, 2004 TO
                                                    DECEMBER 31, DECEMBER 31,   TO DECEMBER      DECEMBER 31,
                                                        2004         2003        31, 2002            2004
                                                    ------------ ------------ --------------- -------------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.....................   $    23      $   (47)         $--           $   70,281
  Net realized (losses) gains from security
   transactions....................................        37           20           --                5,929
  Change in unrealized appreciation (depreciation)
   of investments..................................     3,095        3,750           --              124,804
                                                      -------      -------          ---           ----------
  Net increase (decrease) in net assets resulting
   from operations.................................     3,155        3,723           --              201,014
                                                      -------      -------          ---           ----------
From capital transactions:
  Net premiums.....................................    15,555        4,885           --              228,551
  Redemptions......................................        --           --           --               (7,728)
  Net investment division transfers................    13,764       12,124           --            1,619,564
  Other net transfers..............................     1,681         (203)          --              (76,648)
                                                      -------      -------          ---           ----------
  Net (decrease) increase in net assets resulting
   from capital transactions.......................    31,000       16,806           --            1,763,739
                                                      -------      -------          ---           ----------
NET CHANGE IN NET ASSETS...........................    34,155       20,529           --            1,964,753
NET ASSETS - BEGINNING OF PERIOD...................    20,529           --           --                   --
                                                      -------      -------          ---           ----------
NET ASSETS - END OF PERIOD.........................   $54,684      $20,529          $--           $1,964,753
                                                      =======      =======          ===           ==========

                                                        LORD ABBETT
                                                       MID-CAP VALUE
                                                    INVESTMENT DIVISION
                                                    -------------------
                                                      FOR THE PERIOD
                                                      MAY 3, 2004 TO
                                                       DECEMBER 31,
                                                           2004
                                                    -------------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.....................        $  6
  Net realized (losses) gains from security
   transactions....................................          --
  Change in unrealized appreciation (depreciation)
   of investments..................................          10
                                                           ----
  Net increase (decrease) in net assets resulting
   from operations.................................          16
                                                           ----
From capital transactions:
  Net premiums.....................................         234
  Redemptions......................................          --
  Net investment division transfers................          --
  Other net transfers..............................          (4)
                                                           ----
  Net (decrease) increase in net assets resulting
   from capital transactions.......................         230
                                                           ----
NET CHANGE IN NET ASSETS...........................         246
NET ASSETS - BEGINNING OF PERIOD...................          --
                                                           ----
NET ASSETS - END OF PERIOD.........................        $246
                                                           ====

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

   THIRD AVENUE             DREYFUS               DREYFUS            GOLDMAN SACHS              MFS
  SMALL CAP VALUE     INTERNATIONAL VALUE      APPRECIATION          MID CAP VALUE          HIGH INCOME
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------   -------------------   -------------------   -------------------
  FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
  MAY 3, 2004 TO        MAY 3, 2004 TO        MAY 3, 2004 TO        MAY 3, 2004 TO        MAY 3, 2004 TO
   DECEMBER 31,          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
       2004                  2004                  2004                  2004                  2004
-------------------   -------------------   -------------------   -------------------   -------------------
      $   94                $ 1,260               $   45                $ 1,218               $   (87)
          21                     47                   --                      1                    69
         (54)                  (934)                 217                   (464)                3,152
      ------                -------               ------                -------               -------
          61                    373                  262                    755                 3,134
      ------                -------               ------                -------               -------
       2,238                  2,238                  341                     --                    --
          --                     --                   --                     --                    --
       2,151                 12,947                2,943                 12,663                48,923
         (43)                   (18)                (209)                (1,142)               (1,091)
      ------                -------               ------                -------               -------
       4,346                 15,167                3,075                 11,521                47,832
      ------                -------               ------                -------               -------
       4,407                 15,540                3,337                 12,276                50,966
          --                     --                   --                     --                    --
      ------                -------               ------                -------               -------
      $4,407                $15,540               $3,337                $12,276               $50,966
      ======                =======               ======                =======               =======

    WELLS FARGO            WELLS FARGO
LARGE COMPANY GROWTH      EQUITY INCOME
INVESTMENT DIVISION    INVESTMENT DIVISION
--------------------   -------------------
   FOR THE PERIOD        FOR THE PERIOD
   MAY 3, 2004 TO        MAY 3, 2004 TO
    DECEMBER 31,          DECEMBER 31,
        2004                  2004
--------------------   -------------------
       $   (1)               $   (1)
            6                    10
           16                     3
       ------                ------
           21                    12
       ------                ------
        2,238                 2,238
           --                    --
        2,151                 2,151
          (75)                  (60)
       ------                ------
        4,314                 4,329
       ------                ------
        4,335                 4,341
           --                    --
       ------                ------
       $4,335                $4,341
       ======                ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2004

1.  BUSINESS

Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on December 13, 1988 to support Metropolitan Life's operations with respect to certain variable universal life insurance policies ("Policies"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on January 5, 1990 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account supports six variable universal life insurance policies:
Flexible Premium Multifunded Life ("UL II"), MetLife Flexible Premium Variable Life ("MetFlex"), Group Variable Universal Life ("GVUL"), Flexible Premium Multifunded Life ("Equity Advantage VUL"), Variable Additional Insurance ("VAI") and Variable Additional Benefits Rider ("VABR").

The Separate Account is divided into eighty-five investment divisions. The separate account presently does not have assets invested in each of the investment divisions but each investment division is available as an investment option. Each investment division invests its assets exclusively in shares of corresponding portfolios, series or funds (with the same name) within the Metropolitan Fund, Janus Fund, AIM Funds, Franklin Fund, Alliance Fund, Fidelity Funds, American Fund, Met Investors Fund, American Century Fund, Delaware Fund, Dreyfus Fund, Goldman Sachs Fund, MFS Fund, Van Kampen Fund, or Wells Fargo Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable universal life policies is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

The table below presents the fund divisions within the Separate Account:

             State Street Research
              Investment Trust          Fidelity Contrafund
              Investment Division        Investment Division
             State Street Research      Fidelity Asset Manager
              Diversified Investment     Growth Investment
              Division                   Division
             State Street Research
              Aggressive Growth         Fidelity Growth
              Investment Division        Investment Division
             MetLife Stock Index        Fidelity Investment Grade
              Investment Division        Bond Investment Division
                                         (c)
             FI International Stock     Fidelity Equity-Income
              Investment Division        Investment Division (c)
             FI Mid Cap Opportunities   American Funds Growth
              Investment Division        Investment Division
             T. Rowe Price Small Cap    American Funds
              Growth Investment          Growth-Income Investment
              Division                   Division
             Scudder Global Equity      American Funds Global
              Investment Division        Small Capitalization
                                         Investment Division
             Harris Oakmark Large Cap   T. Rowe Price Mid Cap
              Value Investment Division  Growth Investment
                                         Division
             Neuberger Berman Partners  MFS Research
              Mid Cap Value Investment   International Investment
              Division                   Division
             T. Rowe Price Large Cap
              Growth Investment         PIMCO Total Return
              Division                   Investment Division
             Lehman Brothers Aggregate
              Bond Index Investment     PIMCO PEA Innovation
              Division                   Investment Division
             Morgan Stanley EAFE Index  Lord Abbett Bond
              Investment Division        Debenture Investment
                                         Division
             Russell 2000 Index         Met/AIM Mid Cap Core
              Investment Division        Equity Investment
                                         Division (a)
             Met/Putnam Voyager         Met/AIM Small Cap Growth
              Investment Division        Investment Division (a)
             State Street Research      Harris Oakmark
              Aurora Investment          International Investment
              Division                   Division (a)
             MetLife Mid Cap Stock      Janus Aggressive Growth
              Index Investment Division  Investment Division
             Franklin Templeton Small   Lord Abbett Growth &
              Cap Growth Investment      Income Investment
              Division                   Division (b)
             State Street Research      Neuberger Berman Real
              Large Cap Value            Estate Investment
              Investment Division (a)    Division (c)
             Davis Venture Value        Lord Abbett Growth
              Investment Division        Opportunities Investment
                                         Division (c)
             Loomis Sayles Small Cap    Lord Abbett Mid-Cap Value
              Investment Division        Investment Division (c)
             State Street Research      Third Avenue Small Cap
              Large Cap Growth           Value Investment
              Investment Division        Division (c)
             MFS Investors Trust        American Century
              Investment Division        International Investment
                                         Division (c)
             State Street Research
              Bond Income Investment    American Century Vista
              Division                   Investment Division (c)
             FI Value Leaders           American Century Value
              Investment Division        Investment Division (c)
             Harris Oakmark Focused     Delaware Small Cap Value
              Value Investment Division  Investment Division (c)
             Salomon Brothers
              Strategic Bond
              Opportunities Investment  Dreyfus Mid Cap Stock
              Division                   Investment Division (c)
             Salomon Brothers U.S.
              Government Investment     Dreyfus Emerging Leaders
              Division                   Investment Division (c)

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


1.  BUSINESS -- (CONTINUED)

             State Street Research      Dreyfus International
              Money Market Investment    Value Investment
              Division                   Division (c)
             MFS Total Return           Dreyfus Appreciation
              Investment Division (c)    Investment Division (c)
             Janus Aspen Growth         Goldman Sachs Mid Cap
              Investment Division        Value Investment
                                         Division (c)
             Janus Aspen Balanced       Goldman Sachs Core Small
              Investment Division (c)    Cap Equity Investment
                                         Division (c)
             Janus Aspen Capital
              Appreciation Investment   MFS Global Equity
              Division (c)               Investment Division (c)
             Invesco VIF Equity Income  MFS High Income
              Investment Division        Investment Division (c)
             AIM Government Securities  MFS Value Investment
              Investment Division (c)    Division (c)
             AIM Real Estate            MFS New Discovery
              Investment Division        Investment Division (c)
             Franklin Templeton
              International Stock       Van Kampen Government
              Investment Division        Investment Division (c)
             Franklin Templeton Growth  Wells Fargo Total Return
              Securities Investment      Bond Investment Division
              Division (c)               (c)
             Franklin Mutual Discovery  Wells Fargo Money Market
              Investment Division (c)    Investment Division (c)
             Alliance Growth & Income   Wells Fargo Asset
              Investment Division        Allocation Investment
                                         Division (c)
             Alliance Technology        Wells Fargo Growth
              Investment Division        Investment Division (c)
             Alliance U.S. Government   Wells Fargo Large Company
              Investment Division (c)    Growth Investment
                                         Division (c)
                                        Wells Fargo Equity Income
                                         Investment Division (c)

(a) Operations commenced on May 1, 2002, for five new investment divisions added to the Separate Account on that date.

(b) Operations commenced on October 31, 2002, for one new investment division added to the Separate Account on that date.

(c) Operations commenced on May 3, 2004, for thirty-five new investment divisions added to the Separate Account on that date.

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been provided in accordance with accounting principles generally accepted in the United States of America for variable universal life separate accounts registered as unit investment trusts.

A.  VALUATION OF INVESTMENTS

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

B.  SECURITY TRANSACTIONS

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

C.  FEDERAL INCOME TAXES

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

D.  NET PREMIUMS

       Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

D.  NET PREMIUMS -- (CONTINUED)

       income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

E.  USE OF ESTIMATES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

F.  PURCHASE PAYMENTS

       Purchase payments received by Metropolitan Life are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

3.  EXPENSES

With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 0.45% of the average daily values of the assets in the Separate Account for GVUL policies, 0.90% for UL II & UL 2001 policies, 0.75% for VAI and VABR policies less than $250,000, and 0.50% for VAI and VABR policies $250,000 and greater. A charge of 0.60% is assessed against the cash value of the assets in the separate account for MetFlex policies, 0.48% for MetFlex C policies and 0.40% for MetFlex Experience policies.

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and the proceeds from sales of investments for the year ended December 31, 2004 are as follows:

                                                                  PURCHASES  SALES
                                                                  --------- -------
                                                                   (IN THOUSANDS)
State Street Research Investment Trust Investment Division.......   22,300   25,718
State Street Research Diversified Investment Division............   21,941   15,354
State Street Research Aggressive Growth Investment Division......   10,234   13,655
MetLife Stock Index Investment Division..........................   71,689   27,010
FI International Stock Investment Division.......................    7,174    9,878
FI Mid Cap Opportunities Investment Division (c).................   20,605    6,601
T. Rowe Price Small Cap Growth Investment Division...............   10,008    8,136
Scudder Global Equity Investment Division........................    4,300    3,101
Harris Oakmark Large Cap Value Investment Division...............   13,190    4,304
Neuberger Berman Partners Mid Cap Value Investment Division......   11,604    2,274
T. Rowe Price Large Cap Growth Investment Division...............    7,322    7,790
Lehman Brothers Aggregate Bond Index Investment Division.........   19,113    7,060
Morgan Stanley EAFE Index Investment Division....................    9,604    6,349
Russell 2000 Index Investment Division...........................    8,183    4,176
Met/Putnam Voyager Investment Division...........................    1,793      416
State Street Research Aurora Investment Division.................   17,372    3,880
MetLife Mid Cap Stock Index Investment Division..................    9,379    5,203
Franklin Templeton Small Cap Growth Investment Division..........    1,487      446
State Street Research Large Cap Value Investment Division........    2,346      471
Davis Venture Value Investment Division..........................    7,790    3,996
Loomis Sayles Small Cap Investment Division......................    2,050      920
State Street Research Large Cap Growth Investment Division.......    2,621    1,613
MFS Investors Trust Investment Division..........................    1,600       87
MFS Research Managers Investment Division (a)....................      124      795
State Street Research Bond Income Investment Division............   22,635   28,566
FI Value Leaders Investment Division.............................      660       95
Harris Oakmark Focused Value Investment Division.................    9,902      954
Salomon Brothers Strategic Bond Opportunities Investment Division    3,816      532
Salomon Brothers U.S. Government Investment Division.............    3,191    1,078
State Street Research Money Market Investment Division...........   19,338   17,518
FI Mid Cap Opportunities Investment Division (a).................      864    1,826
MFS Total Return Investment Division (b).........................      745       18
Janus Aspen Growth Investment Division...........................      851      288
Janus Aspen Balanced Investment Division (b).....................     .238     .005
Invesco VIF Equity Income Investment Division....................       55        8
AIM Government Securities Investment Division....................        6        1
AIM Real Estate Investment Division..............................    1,249      370
Franklin Templeton International Stock Investment Division.......    2,177    1,684
Alliance Growth & Income Investment Division.....................      958      135
Alliance Technology Investment Division..........................        6       33
Fidelity Contrafund Investment Division..........................      235      422
Fidelity Asset Manager Growth Investment Division................      366      115
Fidelity Growth Investment Division..............................      125       64
Fidelity Investment Grade Bond Investment Division (b)...........       14        1
Fidelity Equity-Income Investment Division (b)...................        -        -
American Funds Growth Investment Division........................   16,126      343
American Funds Growth-Income Investment Division.................   12,321      472
American Funds Global Small Capitalization Investment Division...    5,531      668
T. Rowe Price Mid Cap Growth Investment Division.................    2,494      238
MFS Research International Investment Division...................    3,156    2,272
PIMCO Total Return Investment Division...........................    7,487      787
PIMCO PEA Innovation Investment Division.........................    2,475      857
Lord Abbett Bond Debenture Investment Division...................    4,897    3,028
Met/AIM Mid Cap Core Equity Investment Division..................    1,543      636
Met/AIM Small Cap Growth Investment Division.....................      642      218
Harris Oakmark International Investment Division.................    3,991    1,343
Janus Aggressive Growth Investment Division......................    1,441      304
Lord Abbett Growth & Income Investment Division..................       22     .124
Neuberger Berman Real Estate Investment Division (b).............    1,867       34
Lord Abbett Mid-Cap Value Investment Division (b)................     .242     .005
Third Avenue Small Cap Value Investment Division (b).............        6        1
Dreyfus International Value Investment Division (b)..............       18        1
Dreyfus Appreciation Investment Division (b).....................        3        -
Goldman Sachs Mid Cap Value Investment Division (b)..............       14     .047
MFS High Income Investment Division (b)..........................       49        1
Wells Fargo Large Company Growth Investment Division (b).........        6        1
Wells Fargo Equity Income Investment Division (b)................        6        1
                                                                   -------  -------
Total............................................................  415,117  224,146
                                                                   =======  =======

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                 STATE STREET RESEARCH STATE STREET RESEARCH STATE STREET RESEARCH       METLIFE
                                   INVESTMENT TRUST         DIVERSIFIED        AGGRESSIVE GROWTH       STOCK INDEX
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                 --------------------- --------------------- --------------------- -------------------
(IN THOUSANDS)
Outstanding at December, 2003...        16,151                12,881                11,833               25,747
Activity during 2004:
  Issued........................         3,924                 3,355                 2,393                9,696
  Redeemed......................        (3,568)               (2,781)               (2,451)              (5,967)
                                        ------                ------                ------               ------
Outstanding at December 31, 2004        16,507                13,455                11,775               29,476
                                        ======                ======                ======               ======

Outstanding at December, 2002...        15,060                12,268                11,447               22,140
Activity during 2003:
  Issued........................         5,136                 3,873                 3,343               10,343
  Redeemed......................        (4,045)               (3,260)               (2,957)              (6,736)
                                        ------                ------                ------               ------
Outstanding at December 31, 2003        16,151                12,881                11,833               25,747
                                        ======                ======                ======               ======

Outstanding at December, 2001...        13,264                11,138                10,503               17,015
Activity during 2002:
  Issued........................         5,072                 3,678                 3,343                9,909
  Redeemed......................        (3,276)               (2,548)               (2,399)              (4,784)
                                        ------                ------                ------               ------
Outstanding at December 31, 2002        15,060                12,268                11,447               22,140
                                        ======                ======                ======               ======

Outstanding at December 31, 2000        11,054                 9,234                 9,254               11,689
Activity during 2001:
  Issued........................         2,828                 2,200                 1,392                6,525
  Redeemed......................          (618)                 (296)                 (143)              (1,199)
                                        ------                ------                ------               ------
Outstanding at December 31, 2001        13,264                11,138                10,503               17,015
                                        ======                ======                ======               ======

                                         FI
                                 INTERNATIONAL STOCK
                                 INVESTMENT DIVISION
                                 -------------------
(IN THOUSANDS)
Outstanding at December, 2003...        3,484
Activity during 2004:
  Issued........................          836
  Redeemed......................       (1,079)
                                       ------
Outstanding at December 31, 2004        3,241
                                       ======

Outstanding at December, 2002...        3,296
Activity during 2003:
  Issued........................        1,224
  Redeemed......................       (1,036)
                                       ------
Outstanding at December 31, 2003        3,484
                                       ======

Outstanding at December, 2001...        3,106
Activity during 2002:
  Issued........................        1,176
  Redeemed......................         (986)
                                       ------
Outstanding at December 31, 2002        3,296
                                       ======

Outstanding at December 31, 2000        2,709
Activity during 2001:
  Issued........................        1,578
  Redeemed......................       (1,181)
                                       ------
Outstanding at December 31, 2001        3,106
                                       ======

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004, to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

      FI MID CAP           T. ROWE PRICE          SCUDDER         HARRIS OAKMARK       NEUBERGER BERMAN       T. ROWE PRICE
     OPPORTUNITIES       SMALL CAP GROWTH      GLOBAL EQUITY      LARGE CAP VALUE   PARTNERS MID CAP VALUE  LARGE CAP GROWTH
INVESTMENT DIVISION (C) INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
----------------------- ------------------- ------------------- ------------------- ---------------------- -------------------
        13,348                 5,032               2,140               3,060                1,946                 3,290
         3,916                 1,399                 582               1,554                1,038                 1,153
        (2,980)               (1,245)               (521)               (847)                (549)               (1,146)
        ------                ------               -----               -----                -----                ------
        14,284                 5,186               2,201               3,767                2,435                 3,297
        ======                ======               =====               =====                =====                ======

        11,521                 4,460               1,978               2,346                1,567                 2,853
         5,469                 1,729                 768               1,639                  892                 1,408
        (3,642)               (1,157)               (606)               (925)                (513)                 (971)
        ------                ------               -----               -----                -----                ------
        13,348                 5,032               2,140               3,060                1,946                 3,290
        ======                ======               =====               =====                =====                ======

         8,481                 3,561               2,000               1,242                1,076                 2,124
         5,867                 1,777                 687               1,697                  906                 1,289
        (2,827)                 (878)               (709)               (593)                (415)                 (560)
        ------                ------               -----               -----                -----                ------
        11,521                 4,460               1,978               2,346                1,567                 2,853
        ======                ======               =====               =====                =====                ======

         5,367                 2,995               1,848                 220                  456                   632
         3,701                   918                 209               1,076                  790                 2,004
          (587)                 (352)                (57)                (54)                (170)                 (512)
        ------                ------               -----               -----                -----                ------
         8,481                 3,561               2,000               1,242                1,076                 2,124
        ======                ======               =====               =====                =====                ======

  LEHMAN BROTHERS      MORGAN STANLEY
AGGREGATE BOND INDEX     EAFE INDEX
INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- -------------------
        4,064               2,676
        2,030               1,732
       (1,281)             (1,393)
       ------              ------
        4,813               3,015
       ======              ======

        4,147               2,044
        2,097               2,174
       (2,180)             (1,542)
       ------              ------
        4,064               2,676
       ======              ======

        3,153               1,352
        1,774               1,485
         (780)               (793)
       ------              ------
        4,147               2,044
       ======              ======

        1,730                 544
        2,267               1,865
         (844)             (1,057)
       ------              ------
        3,153               1,352
       ======              ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                       RUSSELL           MET/PUTNAM      STATE STREET RESEARCH     METLIFE MID
                                     2000 INDEX            VOYAGER              AURORA           CAP STOCK INDEX
                                 INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ------------------- --------------------- -------------------
(IN THOUSANDS)
Outstanding at December, 2003...        2,085               1,913                3,372                2,338
Activity during 2004:
  Issued........................        1,030                 770                1,705                1,212
  Redeemed......................         (734)               (481)                (913)                (892)
                                        -----               -----               ------                -----
Outstanding at December 31, 2004        2,381               2,202                4,164                2,658
                                        =====               =====               ======                =====

Outstanding at December, 2002...        1,614               1,463                2,599                1,762
Activity during 2003:
  Issued........................        1,138               1,235                1,832                1,301
  Redeemed......................         (667)               (785)              (1,059)                (725)
                                        -----               -----               ------                -----
Outstanding at December 31, 2003        2,085               1,913                3,372                2,338
                                        =====               =====               ======                =====

Outstanding at December, 2001...          920                 792                1,317                  867
Activity during 2002:
  Issued........................        1,015               1,075                1,944                1,231
  Redeemed......................         (321)               (404)                (662)                (336)
                                        -----               -----               ------                -----
Outstanding at December 31, 2002        1,614               1,463                2,599                1,762
                                        =====               =====               ======                =====

Outstanding at December 31, 2000          512                 131                  164                  210
Activity during 2001:
  Issued........................        1,181                 704                1,201                  693
  Redeemed......................         (773)                (43)                 (48)                 (36)
                                        -----               -----               ------                -----
Outstanding at December 31, 2001          920                 792                1,317                  867
                                        =====               =====               ======                =====

                                 FRANKLIN TEMPLETON
                                  SMALL CAP GROWTH
                                 INVESTMENT DIVISION
                                 -------------------
(IN THOUSANDS)
Outstanding at December, 2003...         329
Activity during 2004:
  Issued........................         240
  Redeemed......................        (129)
                                        ----
Outstanding at December 31, 2004         440
                                        ====

Outstanding at December, 2002...         198
Activity during 2003:
  Issued........................         266
  Redeemed......................        (135)
                                        ----
Outstanding at December 31, 2003         329
                                        ====

Outstanding at December, 2001...          52
Activity during 2002:
  Issued........................         215
  Redeemed......................         (69)
                                        ----
Outstanding at December 31, 2002         198
                                        ====

Outstanding at December 31, 2000          --
Activity during 2001:
  Issued........................          54
  Redeemed......................          (2)
                                        ----
Outstanding at December 31, 2001          52
                                        ====

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004, to December 31, 2004
(c) Formerly, Janus Mid Cap Value Investment Division

STATE STREET RESEARCH        DAVIS           LOOMIS SAYLES    STATE STREET RESEARCH         MFS                   MFS
   LARGE CAP VALUE       VENTURE VALUE         SMALL CAP        LARGE CAP GROWTH      INVESTORS TRUST      RESEARCH MANAGERS
 INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION (A)
--------------------- ------------------- ------------------- --------------------- ------------------- -----------------------
         103                 1,322                30                   721                  186                    81
         264                   446                17                   211                  272                    21
         (96)                 (402)               (9)                  (81)                 (91)                 (102)
         ---                 -----                --                   ---                 ----                  ----
         271                 1,366                38                   851                  367                    --
         ===                 =====                ==                   ===                 ====                  ====

          23                   901                18                   589                  104                    47
         147                   650                21                   200                  272                    54
         (67)                 (229)               (9)                  (68)                (190)                  (20)
         ---                 -----                --                   ---                 ----                  ----
         103                 1,322                30                   721                  186                    81
         ===                 =====                ==                   ===                 ====                  ====

          --                   297                11                     6                   43                    13
          27                   754                12                   624                  110                    73
          (4)                 (150)               (5)                  (41)                 (49)                  (39)
         ---                 -----                --                   ---                 ----                  ----
          23                   901                18                   589                  104                    47
         ===                 =====                ==                   ===                 ====                  ====

          --                    39                 2                    --                   --                    --
          --                   267                10                     6                   47                    83
          --                    (9)               (1)                   --                   (4)                  (70)
         ---                 -----                --                   ---                 ----                  ----
          --                   297                11                     6                   43                    13
         ===                 =====                ==                   ===                 ====                  ====

STATE STREET RESEARCH         FI
     BOND INCOME         VALUE LEADERS
 INVESTMENT DIVISION  INVESTMENT DIVISION
--------------------- -------------------
        5,517                  49
        1,298                  78
       (2,099)                (26)
       ------                 ---
        4,716                 101
       ======                 ===

        5,564                  12
        1,494                  75
       (1,541)                (38)
       ------                 ---
        5,517                  49
       ======                 ===

        4,202                   3
        2,094                  15
         (732)                 (6)
       ------                 ---
        5,564                  12
       ======                 ===

        3,980                  --
        1,197                   3
         (975)                 --
       ------                 ---
        4,202                   3
       ======                 ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                   HARRIS OAKMARK          SALOMON BROTHERS        SALOMON BROTHERS   STATE STREET RESEARCH
                                    FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES   U.S. GOVERNMENT       MONEY MARKET
                                 INVESTMENT DIVISION     INVESTMENT DIVISION      INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ---------------------------- ------------------- ---------------------
(IN THOUSANDS)
Outstanding at December, 2003...         115                      375                     559                 1,760
Activity during 2004:
  Issued........................          74                      412                     425                   965
  Redeemed......................         (35)                    (191)                   (279)                 (845)
                                         ---                     ----                    ----                ------
Outstanding at December 31, 2004         154                      596                     705                 1,880
                                         ===                     ====                    ====                ======

Outstanding at December, 2002...          76                      177                     340                 1,981
Activity during 2003:
  Issued........................          72                      430                     626                   526
  Redeemed......................         (33)                    (232)                   (407)                 (747)
                                         ---                     ----                    ----                ------
Outstanding at December 31, 2003         115                      375                     559                 1,760
                                         ===                     ====                    ====                ======

Outstanding at December, 2001...          23                       41                      71                 2,156
Activity during 2002:
  Issued........................          72                      195                     393                 1,770
  Redeemed......................         (19)                     (59)                   (124)               (1,945)
                                         ---                     ----                    ----                ------
Outstanding at December 31, 2002          76                      177                     340                 1,981
                                         ===                     ====                    ====                ======

Outstanding at December 31, 2000          --                       --                      --                 1,479
Activity during 2001:
  Issued........................          24                       42                      99                 2,983
  Redeemed......................          (1)                      (1)                    (28)               (2,306)
                                         ---                     ----                    ----                ------
Outstanding at December 31, 2001          23                       41                      71                 2,156
                                         ===                     ====                    ====                ======

                                           FI
                                  MID CAP OPPORTUNITIES
                                 INVESTMENT DIVISION (A)
                                 -----------------------
(IN THOUSANDS)
Outstanding at December, 2003...            96
Activity during 2004:
  Issued........................            78
  Redeemed......................          (174)
                                          ----
Outstanding at December 31, 2004            --
                                          ====

Outstanding at December, 2002...            21
Activity during 2003:
  Issued........................           107
  Redeemed......................           (32)
                                          ----
Outstanding at December 31, 2003            96
                                          ====

Outstanding at December, 2001...            --
Activity during 2002:
  Issued........................            22
  Redeemed......................            (1)
                                          ----
Outstanding at December 31, 2002            21
                                          ====

Outstanding at December 31, 2000            --
Activity during 2001:
  Issued........................            --
  Redeemed......................            --
                                          ----
Outstanding at December 31, 2001            --
                                          ====

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

          MFS               JANUS ASPEN           JANUS ASPEN           INVESCO VIF               AIM
     TOTAL RETURN             GROWTH               BALANCED            EQUITY INCOME     GOVERNMENT SECURITIES
INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION (B)
----------------------- ------------------- ----------------------- ------------------- -----------------------
          --                    435                      --                 19                       --
          79                    110                 0.02235                  6                  0.42839
          (9)                   (36)               (0.00051)                (1)                (0.00834)
          --                   ----                --------                 --                 --------
          70                    509                 0.02184                 24                  0.42005
          ==                   ====                ========                 ==                 ========

          --                    354                      --                 15                       --
          --                    123                      --                  6                       --
          --                    (42)                     --                 (2)                      --
          --                   ----                --------                 --                 --------
          --                    435                      --                 19                       --
          ==                   ====                ========                 ==                 ========

          --                    236                      --                 12                       --
          --                    149                      --                  5                       --
          --                    (31)                     --                 (2)                      --
          --                   ----                --------                 --                 --------
          --                    354                      --                 15                       --
          ==                   ====                ========                 ==                 ========

          --                    473                      --                  2                       --
          --                     84                      --                 12                       --
          --                   (321)                     --                 (2)                      --
          --                   ----                --------                 --                 --------
          --                    236                      --                 12                       --
          ==                   ====                ========                 ==                 ========

        AIM         FRANKLIN TEMPLETON       ALLIANCE
    REAL ESTATE     INTERNATIONAL STOCK   GROWTH & INCOME
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------
         10                 403                 197
         55                 184                  90
        (10)               (143)                (12)
        ---                ----                 ---
         55                 444                 275
        ===                ====                 ===

         14                 344                 150
          2                 118                  67
         (6)                (59)                (20)
        ---                ----                 ---
         10                 403                 197
        ===                ====                 ===

          7                 189                  65
         61                 183                  95
        (54)                (28)                (10)
        ---                ----                 ---
         14                 344                 150
        ===                ====                 ===

         10                  99                   6
          1                 118                  60
         (4)                (28)                 (1)
        ---                ----                 ---
          7                 189                  65
        ===                ====                 ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                      ALLIANCE            FIDELITY             FIDELITY            FIDELITY
                                     TECHNOLOGY          CONTRAFUND      ASSET MANAGER GROWTH       GROWTH
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ------------------- -------------------- -------------------
(IN THOUSANDS)
Outstanding at December, 2003...          10                  97                  54                   47
Activity during 2004:
  Issued........................           1                  19                  37                   20
  Redeemed......................          (7)                (39)                 (8)                 (10)
                                         ---                 ---                  --                  ---
Outstanding at December 31, 2004           4                  77                  83                   57
                                         ===                 ===                  ==                  ===

Outstanding at December, 2002...           6                  35                  20                   28
Activity during 2003:
  Issued........................           5                  90                  39                   20
  Redeemed......................          (1)                (28)                 (5)                  (1)
                                         ---                 ---                  --                  ---
Outstanding at December 31, 2003          10                  97                  54                   47
                                         ===                 ===                  ==                  ===

Outstanding at December, 2001...           2                   3                  13                   13
Activity during 2002:
  Issued........................           4                  33                  15                   18
  Redeemed......................          --                  (1)                 (8)                  (3)
                                         ---                 ---                  --                  ---
Outstanding at December 31, 2002           6                  35                  20                   28
                                         ===                 ===                  ==                  ===

Outstanding at December 31, 2000          --                  --                  --                   --
Activity during 2001:
  Issued........................          26                   3                  14                   17
  Redeemed......................         (24)                 --                  (1)                  (4)
                                         ---                 ---                  --                  ---
Outstanding at December 31, 2001           2                   3                  13                   13
                                         ===                 ===                  ==                  ===

                                        FIDELITY                FIDELITY
                                  INVESTMENT GRADE BOND       EQUITY-INCOME
                                 INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
                                 ----------------------- -----------------------
(IN THOUSANDS)
Outstanding at December, 2003...           --                      --
Activity during 2004:
  Issued........................            1                       1
  Redeemed......................           --                      --
                                           --                      --
Outstanding at December 31, 2004            1                       1
                                           ==                      ==

Outstanding at December, 2002...           --                      --
Activity during 2003:
  Issued........................           --                      --
  Redeemed......................           --                      --
                                           --                      --
Outstanding at December 31, 2003           --                      --
                                           ==                      ==

Outstanding at December, 2001...           --                      --
Activity during 2002:
  Issued........................           --                      --
  Redeemed......................           --                      --
                                           --                      --
Outstanding at December 31, 2002           --                      --
                                           ==                      ==

Outstanding at December 31, 2000           --                      --
Activity during 2001:
  Issued........................           --                      --
  Redeemed......................           --                      --
                                           --                      --
Outstanding at December 31, 2001           --                      --
                                           ==                      ==

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

  AMERICAN FUNDS      AMERICAN FUNDS          AMERICAN FUNDS           T. ROWE PRICE             MFS
      GROWTH           GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION   MID CAP GROWTH    RESEARCH INTERNATIONAL
INVESTMENT DIVISION INVESTMENT DIVISION     INVESTMENT DIVISION     INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- --------------------------- ------------------- ----------------------
        417                 525                     378                     527                   151
        379                 469                     517                     519                   416
       (139)               (183)                   (219)                   (190)                 (332)
       ----                ----                    ----                    ----                  ----
        657                 811                     676                     856                   235
       ====                ====                    ====                    ====                  ====

        221                 287                     203                     294                    95
        313                 387                     375                     387                   397
       (117)               (149)                   (200)                   (154)                 (341)
       ----                ----                    ----                    ----                  ----
        417                 525                     378                     527                   151
       ====                ====                    ====                    ====                  ====

         53                  68                      49                      68                    28
        217                 287                     226                     328                   239
        (49)                (68)                    (72)                   (102)                 (172)
       ----                ----                    ----                    ----                  ----
        221                 287                     203                     294                    95
       ====                ====                    ====                    ====                  ====

         --                  --                      --                      --                    --
         67                  76                      55                      71                   113
        (14)                 (8)                     (6)                     (3)                  (85)
       ----                ----                    ----                    ----                  ----
         53                  68                      49                      68                    28
       ====                ====                    ====                    ====                  ====

       PIMCO             PIMCO PEA          LORD ABBETT
   TOTAL RETURN         INNOVATION        BOND DEBENTURE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------
       1,042                 932                 963
         865                 889                 444
        (424)               (548)               (392)
       -----               -----               -----
       1,483               1,273               1,015
       =====               =====               =====

         534                 416                 813
       1,055                 896                 478
        (547)               (380)               (328)
       -----               -----               -----
       1,042                 932                 963
       =====               =====               =====

         103                 121                 811
         623                 437                 216
        (192)               (142)               (214)
       -----               -----               -----
         534                 416                 813
       =====               =====               =====

          --                  --                 603
         123                 128                 291
         (20)                 (7)                (83)
       -----               -----               -----
         103                 121                 811
       =====               =====               =====

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                       MET/AIM             MET/AIM         HARRIS OAKMARK           JANUS
                                 MID CAP CORE EQUITY  SMALL CAP GROWTH      INTERNATIONAL     AGGRESSIVE GROWTH
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
(IN THOUSANDS)
Outstanding at December, 2003...          92                  60                  72                  583
Activity during 2004:
  Issued........................         172                  80                 431                  350
  Redeemed......................         (92)                (39)               (214)                (191)
                                         ---                 ---                ----                -----
Outstanding at December 31, 2004         172                 101                 289                  742
                                         ===                 ===                ====                =====

Outstanding at December, 2002...          30                  15                  18                  390
Activity during 2003:
  Issued........................          96                  99                 180                1,093
  Redeemed......................         (34)                (54)               (126)                (900)
                                         ---                 ---                ----                -----
Outstanding at December 31, 2003          92                  60                  72                  583
                                         ===                 ===                ====                =====

Outstanding at December, 2001...          --                  --                  --                  136
Activity during 2002:
  Issued........................          33                  17                  22                  414
  Redeemed......................          (3)                 (2)                 (4)                (160)
                                         ---                 ---                ----                -----
Outstanding at December 31, 2002          30                  15                  18                  390
                                         ===                 ===                ====                =====

Outstanding at December 31, 2000          --                  --                  --                   --
Activity during 2001:
  Issued........................          --                  --                  --                  162
  Redeemed......................          --                  --                  --                  (26)
                                         ---                 ---                ----                -----
Outstanding at December 31, 2001          --                  --                  --                  136
                                         ===                 ===                ====                =====

                                     LORD ABBETT        NEUBERGER BERMAN
                                   GROWTH & INCOME         REAL ESTATE
                                 INVESTMENT DIVISION INVESTMENT DIVISION (B)
                                 ------------------- -----------------------
(IN THOUSANDS)
Outstanding at December, 2003...          3                     --
Activity during 2004:
  Issued........................          3                    172
  Redeemed......................         --                    (20)
                                         --                    ---
Outstanding at December 31, 2004          6                    152
                                         ==                    ===

Outstanding at December, 2002...         --                     --
Activity during 2003:
  Issued........................          3                     --
  Redeemed......................         --                     --
                                         --                    ---
Outstanding at December 31, 2003          3                     --
                                         ==                    ===

Outstanding at December, 2001...         --                     --
Activity during 2002:
  Issued........................         --                     --
  Redeemed......................         --                     --
                                         --                    ---
Outstanding at December 31, 2002         --                     --
                                         ==                    ===

Outstanding at December 31, 2000         --                     --
Activity during 2001:
  Issued........................         --                     --
  Redeemed......................         --                     --
                                         --                    ---
Outstanding at December 31, 2001         --                     --
                                         ==                    ===

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

      LORD ABBETT            THIRD AVENUE               DREYFUS                 DREYFUS              GOLDMAN SACHS
     MID-CAP VALUE          SMALL CAP VALUE       INTERNATIONAL VALUE        APPRECIATION            MID CAP VALUE
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
----------------------- ----------------------- ----------------------- ----------------------- -----------------------
             --                      --                   --                         --                   --
        0.02145                  0.3729                    1                    0.33635                    1
       (0.00050)                (0.0074)                  --                   (0.01209)                  --
       --------                 -------                   --                   --------                   --
        0.02095                  0.3655                    1                    0.32426                    1
       ========                 =======                   ==                   ========                   ==

             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
       --------                 -------                   --                   --------                   --
             --                      --                   --                         --                   --
       ========                 =======                   ==                   ========                   ==

             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
       --------                 -------                   --                   --------                   --
             --                      --                   --                         --                   --
       ========                 =======                   ==                   ========                   ==

             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
       --------                 -------                   --                   --------                   --
             --                      --                   --                         --                   --
       ========                 =======                   ==                   ========                   ==

          MFS                 WELLS FARGO             WELLS FARGO
      HIGH INCOME        LARGE COMPANY GROWTH        EQUITY INCOME
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
----------------------- ----------------------- -----------------------
          --                         --                      --
           5                    0.42421                 0.40988
          --                   (0.00825)               (0.00803)
          --                   --------                --------
           5                    0.41596                 0.40184
          ==                   ========                ========

          --                         --                      --
          --                         --                      --
          --                         --                      --
          --                   --------                --------
          --                         --                      --
          ==                   ========                ========

          --                         --                      --
          --                         --                      --
          --                         --                      --
          --                   --------                --------
          --                         --                      --
          ==                   ========                ========

          --                         --                      --
          --                         --                      --
          --                         --                      --
          --                   --------                --------
          --                         --                      --
          ==                   ========                ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                   STATE STREET RESEARCH STATE STREET RESEARCH
                                                                     INVESTMENT TRUST         DIVERSIFIED
                                                                    INVESTMENT DIVISION   INVESTMENT DIVISION
                                                                   --------------------- ---------------------
2004
Units (In Thousands)..............................................             16,507                13,455
Unit Fair Value, Lowest to Highest (1)............................   $11.71 to $36.38      $12.79 to $32.95
Net Assets (In Thousands).........................................           $399,817              $315,177
Investment Income Ratio to Net Assets (2).........................              0.71%                 1.83%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%        0.40% to 0.90%
Total Return, Lowest to Highest (4)...............................    9.87% to 10.86%        7.54% to 8.51%
2003
Units (In Thousands)..............................................             16,151                12,881
Unit Fair Value, Lowest to Highest (1)............................   $10.57 to $33.12      $11.79 to $30.64
Net Assets (In Thousands).........................................           $367,087              $289,033
Investment Income Ratio to Net Assets (2).........................              0.83%                 3.73%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%        0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................   29.08% to 30.24%      19.48% to 20.56%
2002
Units (In Thousands)..............................................             15,060                12,268
Unit Fair Value, Lowest to Highest (1)............................    $8.11 to $25.66       $9.78 to $25.64
Net Assets (In Thousands).........................................           $276,980              $238,020
Investment Income Ratio to Net Assets (2).........................              0.54%                 2.27%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%        0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................       -27% to -26%          -15% to -14%
2001
Units (In Thousands)..............................................             13,264                11,138
Unit Fair Value, Lowest to Highest (1)............................   $10.98 to $35.04      $11.35 to $30.04
Net Assets (In Thousands).........................................           $356,701              $265,724
Investment Income Ratio to Net Assets (2).........................             13.53%                 9.67%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%        0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................       -18% to -17%            -7% to -6%

                                                                   STATE STREET RESEARCH       METLIFE
                                                                     AGGRESSIVE GROWTH       STOCK INDEX
                                                                    INVESTMENT DIVISION  INVESTMENT DIVISION
                                                                   --------------------- -------------------
2004
Units (In Thousands)..............................................             11,775               29,476
Unit Fair Value, Lowest to Highest (1)............................   $13.23 to $18.89     $10.59 to $32.05
Net Assets (In Thousands).........................................           $207,749             $548,176
Investment Income Ratio to Net Assets (2).........................              0.00%                0.83%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.40% to 0.90%       0.40% to 0.90%
Total Return, Lowest to Highest (4)...............................   11.97% to 12.98%      9.55% to 10.53%
2003
Units (In Thousands)..............................................             11,833               25,747
Unit Fair Value, Lowest to Highest (1)............................   $11.71 to $16.87      $9.58 to $29.26
Net Assets (In Thousands).........................................           $187,268             $457,114
Investment Income Ratio to Net Assets (2).........................              0.00%                1.65%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%       0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................   39.53% to 40.79%     27.06% to 28.20%
2002
Units (In Thousands)..............................................             11,447               22,140
Unit Fair Value, Lowest to Highest (1)............................    $8.32 to $12.09      $7.48 to $23.03
Net Assets (In Thousands).........................................           $130,816             $326,228
Investment Income Ratio to Net Assets (2).........................              0.00%                1.61%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%       0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................               -29%         -23% to -22%
2001
Units (In Thousands)..............................................             10,503               17,015
Unit Fair Value, Lowest to Highest (1)............................   $11.67 to $17.12      $9.62 to $29.91
Net Assets (In Thousands).........................................           $171,692             $346,931
Investment Income Ratio to Net Assets (2).........................             24.84%                1.17%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%       0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................               -24%         -13% to -12%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

        FI                  FI MID CAP             T. ROWE PRICE        SCUDDER GLOBAL        HARRIS OAKMARK
INTERNATIONAL STOCK        OPPORTUNITIES         SMALL CAP GROWTH           EQUITY            LARGE CAP VALUE
INVESTMENT DIVISION   INVESTMENT DIVISION (C)   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -----------------------   -------------------   -------------------   -------------------
            3,241                  14,284                   5,186                 2,201                 3,767
 $11.67 to $16.22         $6.66 to $18.87         $7.41 to $15.57      $15.04 to $16.76      $12.79 to $16.08
          $48,075                $229,326                 $72,034               $34,182               $51,133
            1.32%                   0.53%                   0.00%                 1.52%                 0.49%
   0.40% to 0.90%          0.45% to 0.90%          0.45% to 0.90%        0.45% to 0.90%        0.40% to 0.90%
 17.14% to 18.19%        16.15% to 17.19%         9.58% to 11.08%      15.38% to 16.42%      10.42% to 11.42%
            3,484                  13,348                   5,231                 2,140                 3,060
  $9.92 to $13.85         $5.69 to $16.17         $6.76 to $14.08      $12.92 to $14.39      $11.53 to $14.56
          $43,984                $184,078                 $66,227               $28,696               $37,504
            0.65%                   0.00%                   0.00%                 2.04%                 0.00%
   0.45% to 0.90%          0.45% to 0.90%          0.45% to 0.90%        0.45% to 0.90%        0.45% to 0.90%
 26.90% to 28.04%        33.38% to 35.10%        37.24% to 44.93%      29.29% to 30.45%      24.38% to 25.49%
            3,296                  11,521                   4,622                 1,978                 2,346
  $7.78 to $10.91         $4.22 to $12.07         $4.93 to $10.04       $9.90 to $11.03       $9.23 to $11.71
          $32,966                $119,020                 $41,947               $20,476               $23,073
            0.89%                   0.00%                   0.51%                 1.68%                 3.31%
   0.45% to 0.90%          0.45% to 0.90%          0.45% to 0.90%        0.45% to 0.90%        0.45% to 0.90%
     -18% to -17%            -30% to -29%            -29% to -28%          -17% to -16%          -15% to -14%
            3,106                   8,481                   3,577                 2,000                 1,242
  $9.47 to $13.35         $5.95 to $17.08         $6.91 to $13.76      $11.79 to $12.88      $10.80 to $13.76
          $38,281                $125,185                 $45,220               $21,106               $14,336
            3.67%                   0.00%          0.05% to 8.16%                11.32%                 0.15%
   0.45% to 0.90%          0.45% to 0.90%          0.45% to 0.90%        0.45% to 0.90%        0.45% to 0.90%
     -21% to -20%            -37% to -33%              -12% to 2%          -16% to -15%            17% to 20%

   NEUBERGER BERMAN         T. ROWE PRICE
PARTNERS MID CAP VALUE    LARGE CAP GROWTH
 INVESTMENT DIVISION     INVESTMENT DIVISION
----------------------   -------------------
              2,435                  3,297
   $16.88 to $23.70        $8.97 to $13.33
            $47,215                $36,588
              2.71%                  0.21%
     0.40% to 0.90%         0.40% to 0.90%
   21.81% to 22.91%         8.94% to 9.93%
              1,946                  3,290
   $13.86 to $19.29        $8.23 to $12.13
            $30,946                $33,520
              0.32%                  0.11%
     0.60% to 0.90%         0.60% to 0.90%
   35.30% to 36.52%       29.64% to 30.81%
              1,567                  2,853
   $10.24 to $14.13         $6.35 to $9.27
            $18,286                $22,095
              0.31%                  0.26%
     0.45% to 0.90%         0.45% to 0.90%
               -10%            -24% to 23%
              1,076                  2,124
   $11.44 to $15.63        $8.35 to $12.08
            $14,115                $21,111
              1.94%                  0.06%
     0.60% to 0.90%         0.60% to 0.90%
          -3% to 0%            -11% to -6%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                     LEHMAN BROTHERS      MORGAN STANLEY          RUSSELL
                                                                   AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX
                                                                   INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   -------------------- ------------------- -------------------
2004
Units (In Thousands)..............................................              4,813               3,015               2,381
Unit Fair Value, Lowest to Highest (1)............................   $13.17 to $14.23      $9.31 to 12.41    $12.55 to $17.19
Net Assets (In Thousands).........................................            $67,710             $32,552             $37,086
Investment Income Ratio to Net Assets (2).........................              3.00%               0.71%               0.44%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%      0.40% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................     3.17% to 4.10%    18.58% to 19.64%    16.71% to 17.77%
2003
Units (In Thousands)..............................................              4,064               2,676               2,085
Unit Fair Value, Lowest to Highest (1)............................   $12.77 to $13.67     $7.85 to $10.37    $10.75 to $14.59
Net Assets (In Thousands).........................................            $54,994             $24,290             $27,726
Investment Income Ratio to Net Assets (2).........................              5.25%               1.48%               0.63%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................     2.71% to 3.63%    36.41% to 37.70%    44.77% to 46.07%
2002
Units (In Thousands)..............................................              4,147               2,044               1,614
Unit Fair Value, Lowest to Highest (1)............................   $12.43 to $13.19      $5.76 to $7.53      $7.43 to $9.99
Net Assets (In Thousands).........................................            $54,046             $13,496             $14,829
Investment Income Ratio to Net Assets (2).........................              2.81%               0.49%               0.59%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................          9% to 10%                -17%        -21% to -20%
2001
Units (In Thousands)..............................................              3,153               1,352                 920
Unit Fair Value, Lowest to Highest (1)............................   $11.38 to $11.97      $6.97 to $9.04     $9.42 to $12.56
Net Assets (In Thousands).........................................            $37,322             $10,800             $10,625
Investment Income Ratio to Net Assets (2).........................              1.29%               0.31%               0.26%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................                 7%        -22% to -21%            0% to 6%

                                                                       MET/PUTNAM
                                                                         VOYAGER
                                                                   INVESTMENT DIVISION
                                                                   -------------------
2004
Units (In Thousands)..............................................             2,202
Unit Fair Value, Lowest to Highest (1)............................    $4.56 to $5.02
Net Assets (In Thousands).........................................           $10,452
Investment Income Ratio to Net Assets (2).........................             0.11%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.48% to 0.90%
Total Return, Lowest to Highest (4)...............................    4.04% to 4.98%
2003
Units (In Thousands)..............................................             1,913
Unit Fair Value, Lowest to Highest (1)............................    $4.38 to $4.78
Net Assets (In Thousands).........................................            $8,651
Investment Income Ratio to Net Assets (2).........................             0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................  24.78% to 25.91%
2002
Units (In Thousands)..............................................             1,463
Unit Fair Value, Lowest to Highest (1)............................    $3.51 to $3.79
Net Assets (In Thousands).........................................            $5,253
Investment Income Ratio to Net Assets (2).........................             0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.50% to 0.90%
Total Return, Lowest to Highest (4)...............................      -30% to -29%
2001
Units (In Thousands)..............................................               792
Unit Fair Value, Lowest to Highest (1)............................    $4.98 to $5.04
Net Assets (In Thousands).........................................            $4,001
Investment Income Ratio to Net Assets (2).........................             0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................      -46% to -31%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

STATE STREET RESEARCH         METLIFE         FRANKLIN TEMPLETON    STATE STREET RESEARCH          DAVIS
       AURORA           MID CAP STOCK INDEX    SMALL CAP GROWTH        LARGE CAP VALUE         VENTURE VALUE
 INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------   -------------------   -------------------   ---------------------   -------------------
             4,164                  2,658                   440                    271                  1,366
  $17.84 to $19.48       $12.82 to $14.07      $10.01 to $10.35       $12.02 to $12.31       $11.00 to $31.91
           $80,342                $36,885                $4,527                 $3,321                $31,374
             0.00%                  0.73%                 0.00%                  0.00%                  0.54%
    0.40% to 0.90%         0.48% to 0.90%                 0.90%                  0.90%         0.40% to 0.90%
  14.31% to 15.34%       15.01% to 16.05%      10.41% to 11.41%       12.39% to 13.40%       11.36% to 12.37%
             3,372                  2,338                   329                    103                  1,322
  $15.46 to $16.89       $11.04 to $12.13        $9.07 to $9.29       $10.70 to $10.86        $9.79 to $28.40
           $56,540                $27,925                $3,038                 $1,110                $24,429
             0.00%                  0.46%                 0.00%                  1.37%                  0.37%
    0.60% to 0.90%         0.60% to 0.90%                 0.90%                  0.90%         0.60% to 0.90%
  48.80% to 50.14%       33.76% to 34.96%      43.64% to 44.93%       34.47% to 35.68%       29.70% to 30.87%
             2,599                  1,762                   198                     23                    901
  $10.30 to $11.25         $8.18 to $8.98        $6.31 to $6.41         $7.96 to $8.00        $7.48 to $21.70
           $29,061                $15,568                $1,268                   $189                $13,430
             0.52%                  0.35%                 0.00%                  0.92%                  0.88%
    0.50% to 0.90%         0.50% to 0.90%                 0.90%                  0.90%         0.50% to 0.90%
      -22% to -21%           -16% to -15%                  -28%                   -20%           -17% to -16%
             1,317                    867                    52                     --                    297
  $13.09 to $14.29        $9.62 to $10.56        $8.83 to $8.88                   $ --        $8.94 to $25.95
           $20,005                 $9,019                  $457                   $ --                 $7,498
             0.38%                  0.43%                 0.00%                     --                  4.47%
    0.60% to 0.90%         0.60% to 0.90%                 0.60%                     --         0.60% to 0.90%
        16% to 19%              -1% to 3%          -12% to -11%                     --            -11% to -9%

   LOOMIS SAYLES      STATE STREET RESEARCH
     SMALL CAP          LARGE CAP GROWTH
INVESTMENT DIVISION    INVESTMENT DIVISION
-------------------   ---------------------
                38                   851
 $10.79 to $238.98       $7.44 to $11.17
            $6,406                $6,458
             0.00%                 0.00%
    0.40% to 0.90%        0.48% to 0.90%
  15.31% to 16.35%       8.81% to 11.74%
                30                   721
  $9.27 to $205.39                 $6.84
            $4,423                $4,933
             0.00%                 0.06%
    0.60% to 0.90%                 0.60%
  35.25% to 36.47%                35.15%
                18                   589
  $6.80 to $150.51                 $5.06
            $2,408                $2,983
             0.11%                 0.00%
    0.50% to 0.90%                 0.60%
              -22%                  -33%
                11                     6
  $8.66 to $191.87                 $7.57
            $1,926                    45
             7.28%                 0.00%
    0.60% to 0.90%                 0.60%
        -9% to -4%                  -16%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                           MFS                   MFS
                                                                     INVESTORS TRUST      RESEARCH MANAGERS
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION (A)
                                                                   ------------------- -----------------------
2004
Units (In Thousands)..............................................               367                    --
Unit Fair Value, Lowest to Highest (1)............................    $8.87 to $9.28                  $ --
Net Assets (In Thousands).........................................            $3,387                  $ --
Investment Income Ratio to Net Assets (2).........................             0.39%                 0.52%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.48% to 0.90%        0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................  10.37% to 11.37%        1.36% to 1.66%
2003
Units (In Thousands)..............................................               186                    81
Unit Fair Value, Lowest to Highest (1)............................    $7.96 to $8.33        $6.57 to $8.51
Net Assets (In Thousands).........................................            $1,544                  $669
Investment Income Ratio to Net Assets (2).........................             0.25%                 0.78%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.60% to 0.90%        0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................  20.76% to 21.85%      23.00% to 24.10%
2002
Units (In Thousands)..............................................               104                    47
Unit Fair Value, Lowest to Highest (1)............................    $6.54 to $6.84        $5.29 to $6.86
Net Assets (In Thousands).........................................              $694                  $314
Investment Income Ratio to Net Assets (2).........................             0.72%                 0.30%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.60% to .90%        0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................      -21% to -20%          -25% to -24%
2001
Units (In Thousands)..............................................                43                    13
Unit Fair Value, Lowest to Highest (1)............................    $8.19 to $8.57        $6.97 to $9.04
Net Assets (In Thousands).........................................              $322                  $151
Investment Income Ratio to Net Assets (2).........................             0.00%                 0.25%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.60% to 0.90%        0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................       -14% to -3%          -17% to -14%

                                                                   STATE STREET RESEARCH         FI
                                                                        BOND INCOME         VALUE LEADERS
                                                                    INVESTMENT DIVISION  INVESTMENT DIVISION
                                                                   --------------------- -------------------
2004
Units (In Thousands)..............................................              4,716                  101
Unit Fair Value, Lowest to Highest (1)............................   $13.46 to $28.07      $9.52 to $12.01
Net Assets (In Thousands).........................................            $89,174               $1,191
Investment Income Ratio to Net Assets (2).........................              5.80%                1.10%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.40% to 0.90%       0.40% to 0.90%
Total Return, Lowest to Highest (4)...............................     3.50% to 4.43%     12.71% to 13.73%
2003
Units (In Thousands)..............................................              5,517                   49
Unit Fair Value, Lowest to Highest (1)............................   $12.89 to $27.12      $8.37 to $10.56
Net Assets (In Thousands).........................................            $96,720                 $505
Investment Income Ratio to Net Assets (2).........................              3.06%                0.52%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.60% to 0.90%        0.60% to .90%
Total Return, Lowest to Highest (4)...............................     4.91% to 5.85%     25.79% to 26.92%
2002
Units (In Thousands)..............................................              5,564                   12
Unit Fair Value, Lowest to Highest (1)............................   $12.18 to $25.85       $6.59 to $8.32
Net Assets (In Thousands).........................................            $93,158                  $93
Investment Income Ratio to Net Assets (2).........................              5.72%                0.89%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.60% to 0.90%       0.60% to .090%
Total Return, Lowest to Highest (4)...............................           7% to 8%         -19% to -17%
2001
Units (In Thousands)..............................................              4,202                    3
Unit Fair Value, Lowest to Highest (1)............................   $11.23 to $24.08                $8.19
Net Assets (In Thousands).........................................            $79,483                  $25
Investment Income Ratio to Net Assets (2).........................     5.64% to 7.28%                0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)      .45% to 0.90%                0.60%
Total Return, Lowest to Highest (4)...............................           7% to 8%                 -11%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

  HARRIS OAKMARK          SALOMON BROTHERS        SALOMON BROTHERS   STATE STREET RESEARCH       FI MID CAP
   FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES   U.S. GOVERNMENT       MONEY MARKET           OPPORTUNITIES
INVESTMENT DIVISION     INVESTMENT DIVISION      INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION (A)
------------------- ---------------------------- ------------------- --------------------- -----------------------
               154                     596                     705                1,880                     --
$239.40 to $247.40        $14.29 to $14.77        $13.08 to $13.52     $15.36 to $15.93                   $ --
           $37,845                  $8,743                  $9,478              $29,162                   $ --
             1.00%                   2.66%                   2.24%                1.03%                  9.18%
             0.90%                   0.90%                   0.90%       0.40% to 0.90%                  0.90%
    8.95% to 9.93%          5.66% to 6.61%          2.09% to 3.01%       0.08% to 0.99%       -1.66% to -1.37%
               115                     375                     559                1,760                     96
$219.73 to $225.05        $13.52 to $13.85        $12.82 to $13.13     $15.21 to $15.92       $11.50 to $11.67
           $25,866                  $5,163                  $7,305              $27,346                 $1,112
             0.12%                   1.70%                   1.57%                0.78%                  2.26%
             0.90%                   0.90%                   0.90%       0.60% to 0.90%                  0.90%
  31.47% to 32.66%        11.62% to 12.62%          0.77% to 1.68%      -0.09% to 0.81%       41.26% to 42.53%
                76                     177                     340                1,981                     21
$167.13 to $169.65        $12.12 to $12.30        $12.72 to $12.91     $13.09 to $15.93         $8.14 to $8.19
           $12,879                  $2,174                  $4,365              $30,811                   $168
             0.18%                   6.33%                   3.47%                1.57%                  0.00%
             0.90%                   0.90%                   0.90%       0.45% to 0.90%                  0.90%
       -10% to -9%               9% to 10%                7% to 8%             0% to 1%           -19% to -18%
                23                      41                      71                2,156                     --
$184.98 to $186.09        $11.15 to $11.22        $11.89 to $11.96     $14.88 to $15.85                   $ --
            $4,215                    $465                    $849              $32,726                   $ --
             0.00%                   0.00%                   0.00%                4.18%                     --
             0.90%                   0.90%                   0.90%       0.60% to 0.90%                     --
        12% to 13%                3% to 4%                      4%             3% to 4%                     --

          MFS                  JANUS
     TOTAL RETURN          ASPEN GROWTH
INVESTMENT DIVISION (B) INVESTMENT DIVISION
----------------------- -------------------
                 70                  509
   $10.97 to $11.04                $8.39
               $767               $4,277
              0.00%                0.15%
     0.40% to 0.90%       0.48% to 0.60%
    9.73% to 10.39%                4.52%
                 --                  435
               $ --                $8.03
               $ --               $3,500
                 --                0.10%
                 --                0.60%
                 --               31.73%
                 --                  354
               $ --                $6.10
               $ --               $2,163
                 --                0.03%
                 --                0.60%
                 --                 -27%
                 --                  236
               $ --                $8.30
               $ --               $1,959
                 --                6.04%
                 --                0.60%
                 --                 -19%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                         JANUS ASPEN           INVESCO VIF
                                                                          BALANCED            EQUITY INCOME
                                                                   INVESTMENT DIVISION (B) INVESTMENT DIVISION
                                                                   ----------------------- -------------------
2004
Units (In Thousands)..............................................         0.02184                   24
Unit Fair Value, Lowest to Highest (1)............................          $10.85               $10.15
Net Assets (In Thousands).........................................            .237                 $240
Investment Income Ratio to Net Assets (2).........................           3.38%                0.96%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)           0.60%                0.48%
Total Return, Lowest to Highest (4)...............................           8.52%                4.24%
2003
Units (In Thousands)..............................................              --                   19
Unit Fair Value, Lowest to Highest (1)............................            $ --                $9.73
Net Assets (In Thousands).........................................            $ --                 $184
Investment Income Ratio to Net Assets (2).........................              --                1.26%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                0.60%
Total Return, Lowest to Highest (4)...............................              --               22.60%
2002
Units (In Thousands)..............................................              --                   15
Unit Fair Value, Lowest to Highest (1)............................            $ --                $7.94
Net Assets (In Thousands).........................................            $ --                 $125
Investment Income Ratio to Net Assets (2).........................              --                1.74%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                0.60%
Total Return, Lowest to Highest (4)...............................              --                 -19%
2001
Units (In Thousands)..............................................              --                   12
Unit Fair Value, Lowest to Highest (1)............................            $ --                $9.81
Net Assets (In Thousands).........................................            $ --                 $122
Investment Income Ratio to Net Assets (2).........................              --                2.61%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                0.60%
Total Return, Lowest to Highest (4)...............................              --                  -7%

                                                                             AIM                     AIM
                                                                    GOVERNMENT SECURITIES        REAL ESTATE
                                                                   INVESTMENT DIVISION (B) INVESTMENT DIVISION (A)
                                                                   ----------------------- -----------------------
2004
Units (In Thousands)..............................................         0.42005                         55
Unit Fair Value, Lowest to Highest (1)............................          $10.26                     $23.91
Net Assets (In Thousands).........................................              $4                     $1,308
Investment Income Ratio to Net Assets (2).........................           1.39%                      4.02%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)           0.40%             0.40% to 0.60%
Total Return, Lowest to Highest (4)...............................           2.60%                     34.40%
2003
Units (In Thousands)..............................................              --                         10
Unit Fair Value, Lowest to Highest (1)............................            $ --                     $17.79
Net Assets (In Thousands).........................................            $ --                       $179
Investment Income Ratio to Net Assets (2).........................              --                      1.49%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                      0.60%
Total Return, Lowest to Highest (4)...............................              --                     38.82%
2002
Units (In Thousands)..............................................              --                         14
Unit Fair Value, Lowest to Highest (1)............................            $ --                     $12.82
Net Assets (In Thousands).........................................            $ --                       $179
Investment Income Ratio to Net Assets (2).........................              --                      1.40%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                      0.60%
Total Return, Lowest to Highest (4)...............................              --                        -6%
2001
Units (In Thousands)..............................................              --                          7
Unit Fair Value, Lowest to Highest (1)............................            $ --                     $12.05
Net Assets (In Thousands).........................................            $ --                        $89
Investment Income Ratio to Net Assets (2).........................              --                      1.16%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                      0.60%
Total Return, Lowest to Highest (4)...............................              --                         1%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

FRANKLIN TEMPLETON         ALLIANCE              ALLIANCE              FIDELITY               FIDELITY
INTERNATIONAL STOCK     GROWTH & INCOME         TECHNOLOGY            CONTRAFUND        ASSET MANAGER GROWTH
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------   -------------------   -------------------   --------------------
             444                   275                     4                    77                 83
          $11.92                $11.65                 $4.77                $10.59              $8.47
          $5,300                $3,200                   $21                  $819               $704
           1.12%                 0.57%                 0.00%                 0.21%              2.23%
  0.48% to 0.60%        0.48% to 0.60%        0.48% to 0.60%        0.40% to 0.60%              0.48%
          18.87%                11.22%                 5.09%                15.34%              5.85%
             403                   197                    10                    97                 54
          $10.03                $10.47                 $4.54                 $9.18              $8.00
          $4,054                $2,063                   $46                  $894               $433
           1.52%                 0.70%                 0.00%                 0.15%              2.96%
           0.60%                 0.60%                 0.60%                 0.60%              0.60%
          32.55%                32.18%                43.79%                28.35%             23.15%
             344                   150                     6                    35                 20
           $7.57                 $7.92                 $3.16                 $7.16              $6.50
          $2,612                $1,191                   $18                  $249               $131
           2.03%                 3.31%                 5.08%                 0.14%              3.23%
           0.60%                 0.60%                 0.60%                 0.60%              0.60%
            -18%                  -22%                  -42%                  -10%               -18%
             189                    65                     2                     3                 13
           $9.27                $10.19                 $5.43                 $7.96              $7.89
          $1,767                  $656                   $13                   $24                $95
          14.19%                 0.91%                 6.23%                 0.00%              0.00%
           0.60%                 0.60%                 0.60%                 0.60%              0.60%
            -16%                    2%                  -35%                  -12%               -10%

     FIDELITY                FIDELITY
      GROWTH           INVESTMENT GRADE BOND
INVESTMENT DIVISION   INVESTMENT DIVISION (B)
-------------------   -----------------------
              57                   1
           $6.47              $10.43
            $371                 $13
           0.11%               0.00%
  0.40% to 0.60%                .40%
           3.26%               4.27%
              47                  --
           $6.27                $ --
            $296                $ --
           0.08%                  --
           0.60%                  --
          32.78%                  --
              28                  --
           $4.72                $ --
            $134                $ --
           0.12%                  --
           0.60%                  --
            -30%                  --
              13                  --
           $6.77                $ --
             $87                $ --
           0.00%                  --
           0.60%                  --
            -20%                  --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                          FIDELITY           AMERICAN FUNDS
                                                                        EQUITY-INCOME            GROWTH
                                                                   INVESTMENT DIVISION (B) INVESTMENT DIVISION
                                                                   ----------------------- -------------------
2004
Units (In Thousands)..............................................              1                        657
Unit Fair Value, Lowest to Highest (1)............................         $11.02           $67.49 to $69.75
Net Assets (In Thousands).........................................            $10                    $45,572
Investment Income Ratio to Net Assets (2).........................          0.00%                      0.20%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)           .40%                      0.90%
Total Return, Lowest to Highest (4)...............................         10.25%           11.49% to 12.50%
2003
Units (In Thousands)..............................................             --                        417
Unit Fair Value, Lowest to Highest (1)............................           $ --           $60.53 to $62.00
Net Assets (In Thousands).........................................           $ --                    $25,760
Investment Income Ratio to Net Assets (2).........................             --                      0.13%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --                      0.90%
Total Return, Lowest to Highest (4)...............................             --           35.59% to 36.81%
2002
Units (In Thousands)..............................................             --                        221
Unit Fair Value, Lowest to Highest (1)............................           $ --           $44.64 to $45.32
Net Assets (In Thousands).........................................           $ --                     $9,992
Investment Income Ratio to Net Assets (2).........................             --                      0.05%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --                      0.90%
Total Return, Lowest to Highest (4)...............................             --               -25% to -24%
2001
Units (In Thousands)..............................................             --                         53
Unit Fair Value, Lowest to Highest (1)............................           $ --           $59.63 to $59.99
Net Assets (In Thousands).........................................           $ --                     $3,176
Investment Income Ratio to Net Assets (2).........................             --                      4.25%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --                      0.90%
Total Return, Lowest to Highest (4)...............................             --               -15% to -14%

                                                                     AMERICAN FUNDS          AMERICAN FUNDS
                                                                      GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION
                                                                   INVESTMENT DIVISION     INVESTMENT DIVISION
                                                                   ------------------- ---------------------------
2004
Units (In Thousands)..............................................               811                     676
Unit Fair Value, Lowest to Highest (1)............................  $41.61 to $43.00        $18.04 to $18.64
Net Assets (In Thousands).........................................           $34,702                 $12,528
Investment Income Ratio to Net Assets (2).........................             1.00%                   0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             0.90%                   0.90%
Total Return, Lowest to Highest (4)...............................   9.39% to 10.37%        19.80% to 20.88%
2003
Units (In Thousands)..............................................               525                     378
Unit Fair Value, Lowest to Highest (1)............................  $38.04 to $38.96        $15.06 to $15.42
Net Assets (In Thousands).........................................           $20,369                  $5,801
Investment Income Ratio to Net Assets (2).........................             1.18%                   0.49%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             0.90%                   0.90%
Total Return, Lowest to Highest (4)...............................  31.25% to 32.43%        52.16% to 53.53%
2002
Units (In Thousands)..............................................               287                     203
Unit Fair Value, Lowest to Highest (1)............................  $28.98 to $29.42         $9.90 to $10.05
Net Assets (In Thousands).........................................            $8,408                  $2,033
Investment Income Ratio to Net Assets (2).........................             1.74%                   0.81%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             0.90%                   0.90%
Total Return, Lowest to Highest (4)...............................      -19% to -18%            -20% to -19%
2001
Units (In Thousands)..............................................                68                      49
Unit Fair Value, Lowest to Highest (1)............................  $35.81 to $36.03        $12.34 to $12.41
Net Assets (In Thousands).........................................            $2,453                    $619
Investment Income Ratio to Net Assets (2).........................             0.82%                   1.15%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             0.90%                   0.90%
Total Return, Lowest to Highest (4)...............................               -3%              -9% to -8%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

   T. ROWE PRICE               MFS                    PIMCO                 PIMCO              LORD ABBETT
  MID CAP GROWTH      RESEARCH INTERNATIONAL      TOTAL RETURN         PEA INNOVATION        BOND DEBENTURE
INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   ----------------------   -------------------   -------------------   -------------------
              856                     235                  1,483                 1,273                 1,015
  $7.35 to $11.44        $11.51 to $11.90       $12.48 to $12.90         $4.47 to 4.62      $13.83 to $16.22
           $6,475                  $2,781                $19,020                $5,849               $15,142
            0.00%                   0.27%                  7.63%                 0.09%                 4.15%
   0.60% to 0.90%                   0.90%                  0.90%                 0.90%        0.40% to 0.90%
 14.40% to 18.15%        18.65% to 19.72%         4.31% to 5.25%      -5.13% to -4.28%        7.46% to 9.61%
              527                     151                  1,042                   932                   963
   $6.28 to $6.43          $9.70 to $9.94       $11.96 to $12.25        $4.72 to $4.83       $9.21 to $14.95
           $3,375                  $1,497                $12,697                $4,481               $12,846
            0.00%                   0.97%                  2.70%                 0.00%                 1.85%
            0.90%                   0.90%                  0.90%                 0.90%        0.45% to 0.90%
 35.90% to 37.12%        31.01% to 32.19%         3.59% to 4.52%      56.44% to 57.84%      17.17% to 25.04%
              294                      95                    534                   416                   748
   $4.62 to $4.69          $7.41 to $7.52       $11.55 to $11.72        $3.01 to $3.06       $7.37 to $12.51
           $1,373                    $714                 $6,214                $1,269                $9,072
            0.82%                   0.25%                  0.00%                 0.00%                11.43%
            0.90%                   0.90%                  0.90%                 0.90%        0.45% to 0.90%
             -44%                    -12%              9% to 10%                  -51%             -1% to 1%
               68                      28                    103                   121                   774
   $8.32 to $8.37          $8.44 to $8.50       $10.64 to $10.70        $6.15 to $6.19      $10.83 to $12.35
             $564                    $238                 $1,103                  $749                $8,845
            0.00%                   0.07%                  2.37%                 0.00%                11.73%
            0.90%                   0.90%                  0.90%                 0.90%        0.45% to 0.90%
     -16% to -15%            -13% to -12%                     6%                  -25%            -2% to -1%

      MET/AIM               MET/AIM
MID CAP CORE EQUITY    SMALL CAP GROWTH
INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------
              172                   101
 $12.14 to $12.43      $11.06 to $11.33
           $2,124                $1,143
            0.00%                 0.00%
            0.90%                 0.90%
 13.57% to 14.60%        5.78% to 6.73%
               92                    60
 $10.69 to $10.85      $10.46 to $10.62
             $989                  $643
            1.35%                 0.00%
            0.90%                 0.90%
 25.29% to 26.42%      37.84% to 39.08%
               30                    15
   $8.53 to $8.58        $7.59 to $7.63
             $253                  $116
            0.00%                 0.00%
            0.90%                 0.90%
     -15% to -14%                  -24%
               --                    --
             $ --                  $ --
             $ --                  $ --
               --                    --
               --                    --
               --                    --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                               HARRIS OAKMARK           JANUS            LORD ABBETT        NEUBERGER BERMAN
                                                INTERNATIONAL     AGGRESSIVE GROWTH    GROWTH & INCOME         REAL ESTATE
                                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (B)
                                             ------------------- ------------------- ------------------- -----------------------
2004
Units (In Thousands)........................               289                 742                  6                    152
Unit Fair Value, Lowest to Highest (1)......  $13.45 to $13.77      $6.60 to $7.68              $9.15       $12.90 to $12.97
Net Assets (In Thousands)...................            $3,963              $5,657            $54,684                 $1,965
Investment Income Ratio to Net Assets (2)...             0.04%               0.00%              0.55%                  7.50%
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................             0.90%      0.48% to 0.90%     0.48% to 0.60%         0.40% to 0.90%
Total Return, Lowest to Highest (4).........  19.73% to 20.80%      7.85% to 8.82%             12.92%       28.97% to 29.74%
2003
Units (In Thousands)........................                72                 583                  3                     --
Unit Fair Value, Lowest to Highest (1)......  $11.23 to $11.40      $6.10 to $7.06              $8.10                   $ --
Net Assets (In Thousands)...................              $814              $4,087            $20,529                   $ --
Investment Income Ratio to Net Assets (2)...             1.84%               0.00%              0.00%                     --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................             0.90%      0.60% to 0.90%              0.60%                     --
Total Return, Lowest to Highest (4).........  34.16% to 35.37%    23.37% to 29.93%             29.15%                     --
2002
Units (In Thousands)........................                18                 381                 --                     --
Unit Fair Value, Lowest to Highest (1)......    $8.37 to $8.42      $4.94 to $5.43               $ --                   $ --
Net Assets (In Thousands)...................              $150              $2,088               $ --                   $ --
Investment Income Ratio to Net Assets (2)...             0.00%               0.00%                 --                     --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................             0.90%      0.60% to 0.90%                 --                     --
Total Return, Lowest to Highest (4).........              -16%                -31%                 --                     --
2001
Units (In Thousands)........................                --                 122                 --                     --
Unit Fair Value, Lowest to Highest (1)......              $ --      $7.15 to $7.82               $ --                   $ --
Net Assets (In Thousands)...................              $ --              $1,051               $ --                   $ --
Investment Income Ratio to Net Assets (2)...                --               0.00%                 --                     --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................                --      0.60% to 0.90%                 --                     --
Total Return, Lowest to Highest (4).........                --        -23% to -14%                 --                     --

                                                   LORD ABBETT
                                                  MID-CAP VALUE
                                             INVESTMENT DIVISION (B)
                                             -----------------------
2004
Units (In Thousands)........................         0.02095
Unit Fair Value, Lowest to Highest (1)......          $11.76
Net Assets (In Thousands)...................            .246
Investment Income Ratio to Net Assets (2)...           4.88%
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................           0.60%
Total Return, Lowest to Highest (4).........          17.59%
2003
Units (In Thousands)........................              --
Unit Fair Value, Lowest to Highest (1)......            $ --
Net Assets (In Thousands)...................            $ --
Investment Income Ratio to Net Assets (2)...              --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................              --
Total Return, Lowest to Highest (4).........              --
2002
Units (In Thousands)........................              --
Unit Fair Value, Lowest to Highest (1)......            $ --
Net Assets (In Thousands)...................            $ --
Investment Income Ratio to Net Assets (2)...              --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................              --
Total Return, Lowest to Highest (4).........              --
2001
Units (In Thousands)........................              --
Unit Fair Value, Lowest to Highest (1)......            $ --
Net Assets (In Thousands)...................            $ --
Investment Income Ratio to Net Assets (2)...              --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................              --
Total Return, Lowest to Highest (4).........              --

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

     THIRD AVENUE               DREYFUS                 DREYFUS              GOLDMAN SACHS                MFS
    SMALL CAP VALUE       INTERNATIONAL VALUE        APPRECIATION            MID CAP VALUE            HIGH INCOME
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
----------------------- ----------------------- ----------------------- ----------------------- -----------------------
        0.36550                      1                  0.32426                          1                   5
         $12.06                 $11.60                   $10.29                     $10.97              $10.84
             $4                    $16                       $3                        $12                 $51
          4.31%                 16.27%                    2.88%                     19.94%               0.00%

          0.40%                  0.40%                    0.60%             0.40% to 0.48%               0.48%
         20.58%                 15.99%                    2.91%                      9.71%               8.43%
             --                     --                       --                         --                  --
           $ --                   $ --                     $ --                       $ --                $ --
           $ --                   $ --                     $ --                       $ --                $ --
             --                     --                       --                         --                  --

             --                     --                       --                         --                  --
             --                     --                       --                         --                  --
             --                     --                       --                         --                  --
           $ --                   $ --                     $ --                       $ --                $ --
           $ --                   $ --                     $ --                       $ --                $ --
             --                     --                       --                         --                  --

             --                     --                       --                         --                  --
             --                     --                       --                         --                  --
             --                     --                       --                         --                  --
           $ --                   $ --                     $ --                       $ --                $ --
           $ --                   $ --                     $ --                       $ --                $ --
             --                     --                       --                         --                  --

             --                     --                       --                         --                  --
             --                     --                       --                         --                  --

      WELLS FARGO             WELLS FARGO
 LARGE COMPANY GROWTH        EQUITY INCOME
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
----------------------- -----------------------
        0.41596                 0.40184
         $10.42                  $10.80
             $4                      $4
          0.00%                   0.00%

          0.40%                   0.40%
          4.23%                   8.03%
             --                      --
           $ --                    $ --
           $ --                    $ --
             --                      --

             --                      --
             --                      --
             --                      --
           $ --                    $ --
           $ --                    $ --
             --                      --

             --                      --
             --                      --
             --                      --
           $ --                    $ --
           $ --                    $ --
             --                      --

             --                      --
             --                      --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

7.  PORTFOLIO MERGERS, CHANGE OF PORTFOLIO NAME AND SHARE SUBSTITUTIONS

Effective May 3, 2004, FI Mid Cap Opportunities Portfolio and MFS Research Managers Portfolio merged into Janus Mid Cap Portfolio and MFS Investors Trust Portfolio, respectively. Janus Mid Cap Portfolio subsequently changed its name to FI Mid Cap Opportunities Portfolio.

Effective May 3, 2004, Invesco Real Estate Opportunities Portfolio, PIMCO Innovation Portfolio and FI Structured Equity Portfolio changed their names to AIM Real Estate Portfolio, PIMCO PEA Innovation Portfolio and FI Value Leaders Portfolio, respectively.

Effective May 3, 2004, Alger Equity Growth Investment Division and Franklin Templeton Small Cap Valuemark Investment Division substituted all of their shares in Alger Equity Growth Portfolio of the Metropolitan Fund and Franklin Templeton Small Cap Valuemark Portfolio of the Franklin Fund, respectively for shares in State Street Research Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio of the Metropolitan Fund, respectively and subsequently changed their names to State Street Research Large Cap Growth Investment Division and T. Rowe Price Small Cap Investment Division.

Effective May 3, 2004, Alliance Premier Growth Investment Division and Invesco High Yield Investment Division substituted all of their shares in Alliance Premier Growth Portfolio of the Alliance Fund and Invesco High Yield Portfolio of the Invesco Fund, respectively, for shares in Janus Aggressive Growth Portfolio and Lord Abbett Bond Debenture Portfolio of the Met Investors Fund, respectively and subsequently changed their names to Janus Aggressive Growth Investment Division and Lord Abbett Bond Debenture Investment Division.

Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed sub-advisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid Cap Growth Portfolio. State Street Research Concentrated International Portfolio changed sub-advisers from State Street Research & Management Company to Harris Associates L.P. and changed its name to Harris Oakmark International Portfolio.

Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio and all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

Effective April 29, 2002, Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund. Effective April 29, 2002, State Street Research Income Portfolio and State Street Research Money Market Portfolio of the Metropolitan Fund were merged respectively into the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio of the Zenith Fund.

Effective May 1, 2002, State Street Research Aurora Small Cap Value Portfolio and the Harris Oakmark Mid Cap Value Portfolio changed their names to State Street Research Aurora Portfolio and Harris Oakmark Focused Value Portfolio, respectively.

8.  SUBSEQUENT EVENT

On August 25, 2004, Metropolitan Life entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings Inc. ("SSRM") and its subsidiaries State Street Research & Management Company and SSR Realty Advisors Inc. to BlackRock Inc. Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios, series or funds previously managed by State Street Research & Management Company.

                      METROPOLITAN LIFE INSURANCE COMPANY

         UL II -- FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES


                        SUPPLEMENT DATED MAY 1, 2005 TO


              Prospectus Dated May 1, 2003 as previously amended



This supplement updates certain information contained in the last prospectus you received. The last prospectus you received was dated May 1, 2003 and supplemented on May 1, 2004. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 543, Warwick, RI 02887-0543. New UL II Policies are no longer available for sale.





You allocate net premiums to and may transfer cash value among the investment divisions of the Metropolitan Life Separate Account UL. Each investment division, in turn, invests in the shares of one of the following Portfolios:



                  METROPOLITAN SERIES FUND, INC. PORTFOLIOS
             BlackRock Aggressive       Jennison Growth (formerly
              Growth                     Met/Putnam Voyager)
               (formerly State Street   Lehman Brothers(R)
              Research Aggressive        Aggregate Bond Index
              Growth)                   Loomis Sayles Small Cap
             BlackRock Bond Income      MetLife Mid Cap Stock
               (formerly State Street    Index
              Research Bond Income)     MetLife Stock Index
             BlackRock Diversified      MFS Investors Trust
               (formerly State Street   MFS Total Return
              Research Diversified)     Morgan Stanley EAFE(R)
             BlackRock Investment Trust  Index
               (formerly State Street   Neuberger Berman Mid Cap
              Research Investment        Value
              Trust)                    Oppenheimer Global
             BlackRock Large Cap Value   Equity (formerly Scudder
               (formerly State Street    Global Equity)
              Research Large Cap Value) Russell 2000(R) Index
             BlackRock Legacy Large     Salomon Brothers
              Cap Growth                 Strategic Bond
               (formerly State Street    Opportunities
              Research Large Cap        Salomon Brothers U.S.
              Growth)                    Government
             BlackRock Money            T. Rowe Price Large Cap
              Market (formerly, State    Growth
              Street Research Money     T. Rowe Price Small Cap
              Market)                    Growth
             BlackRock Strategic Value  MetLife Conservative
              Portfolio                  Allocation
               (formerly State Street   MetLife Conservative to
              Research Aurora)           Moderate Allocation
             Davis Venture Value        MetLife Moderate
             FI International Stock      Allocation
             FI Mid Cap Opportunities   MetLife Moderate to
             FI Value Leaders            Aggressive Allocation
             Franklin Templeton Small   MetLife Aggressive
              Cap Growth                 Allocation
             Harris Oakmark Focused
              Value
             Harris Oakmark Large Cap
              Value

                    MET INVESTORS SERIES TRUST PORTFOLIOS
             Harris Oakmark             Neuberger Berman Real
              International              Estate
             Janus Aggressive Growth    Oppenheimer Capital
             Lord Abbett Bond Debenture  Appreciation
             Met/AIM Mid Cap Core       PIMCO Total Return
              Equity                    RCM Global
             Met/AIM Small Cap Growth    Technology (formerly
             MFS Research International  PIMCO PEA Innovation)
                                        T. Rowe Price Mid-Cap
                                         Growth

                 AMERICAN FUNDS INSURANCE SERIES PORTFOLIOS*
             American Funds Global      American Funds
              Small Capitalization       Growth-Income
             American Funds Growth

--------

* The American Funds Insurance Series calls these "Funds", but this supplement calls them "Portfolios."



Separate prospectuses for the Metropolitan Series Fund, Inc. ("Metropolitan Series Fund"), the Met Investors Series Trust and the American Funds Insurance Series (each a "Fund") are attached to this supplement. They describe in greater detail an investment in the Portfolios listed above. Please read them and keep them for reference.

SENDING COMMUNICATIONS AND PAYMENTS TO US

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the automated investment strategies) or changing your premium allocations. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for information on where to direct communication regarding any function not listed below.


               FUNCTION                         DESIGNATED OFFICE ADDRESS
---------------------------------------------------------------------------------
Premium Payments                         MetLife P.O. Box 371487, Pittsburgh, PA
                                           15250-7487
---------------------------------------------------------------------------------
Payment Inquiries                        MetLife, P.O. Box 30375, Tampa, FL 33630
---------------------------------------------------------------------------------
Surrenders, Withdrawals, Loans,          MetLife, P.O. Box 543, Warwick, R.I.
  Investment Division Transfers,           02887-0543
  Premium Reallocation
---------------------------------------------------------------------------------
Death Claims                             MetLife, P.O. Box 353, Warwick, R.I.
                                           02887-0353
---------------------------------------------------------------------------------
Beneficiary & Assignment                 MetLife, P.O. Box 313, Warwick, R.I.
                                           02887-0313
---------------------------------------------------------------------------------
Address Changes                          MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904
                                         Attn: Data Integrity
---------------------------------------------------------------------------------
Reinstatements                           MetLife, P.O. Box 30375, Tampa, FL 33630
---------------------------------------------------------------------------------





WHEN YOUR REQUESTS, INSTRUCTIONS AND NOTIFICATIONS BECOME EFFECTIVE



Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below.)



A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.



A Valuation Date is each day on which the New York Stock Exchange is open for trading. Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).



The effective date of your Automated Investment Strategies will be that set forth in the strategy chosen.





THE FUNDS AND THEIR PORTFOLIOS





Metropolitan Series Fund, Met Investors Series Trust and American Funds Insurance Series is each a "series" type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is divided into separate investment Portfolios, each of which issues its own class or "series" of stock, and in which a corresponding investment division of the Separate Account invests.



You should read the Fund prospectuses that are attached to this supplement. They contain information about each Fund and its Portfolios, including the investment objectives, strategies, risks and sub-advisers that are associated with each Portfolio. They also contain information on the different separate accounts that invest in each Fund (which may or may not be related to MetLife) and certain risks that may arise when diverse separate accounts, funding diverse types of insurance products, all invest in the same Fund.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS



An investment adviser (other than our affiliates MetLife Advisers and Met Investors Advisory), or a sub-adviser of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of the compensation is not deducted from Portfolio assets and does not decrease the Portfolio's investment return. The amount of the compensation is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we, and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to .05%.



Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliates) with increased access to persons involved in the distribution of the Policies.



We, and certain of our affiliated insurance companies, are joint owners of our affiliated investment advisers, MetLife Advisers and Met Investors Advisory, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to sub-advisers.)



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. (See also "Fee Tables--Annual Portfolio Operating Expenses" and "Sales and Administration of the Policies--Other Payments".) The payments are deducted from the assets of the Portfolios and paid to MetLife. These payments decrease the Portfolio's investment return.



MetLife makes certain payments to American Funds Distributors, Inc, the principal underwriter for the American Funds Insurance Series. For more information on these payments, see "Sales and Administration of the Policies--Other Payments."



SELECTION OF PORTFOLIOS



We select the Portfolios offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or sub-adviser is one of our affiliates or whether the portfolio, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from policy owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.



MANAGEMENT OF PORTFOLIOS



Each Fund has an investment adviser who is responsible for overall management of the Fund. These investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for some of the Portfolios.

The adviser, any sub-adviser and investment objective of each Portfolio are as follows:



             PORTFOLIO                         SUB-ADVISER                    INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.
ADVISER: METLIFE ADVISERS, LLC
-----------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth          BlackRock Advisors, Inc./1/      Maximum capital appreciation
-----------------------------------------------------------------------------------------------------------
BlackRock Bond Income                BlackRock Advisors, Inc./1/      Competitive total return primarily
                                                                      from investing in fixed-income
                                                                      securities
-----------------------------------------------------------------------------------------------------------
BlackRock Diversified                BlackRock Advisors, Inc./1/      High total return while attempting to
                                                                      limit investment risk and preserve
                                                                      capital
-----------------------------------------------------------------------------------------------------------
BlackRock Investment Trust           BlackRock Advisors, Inc./1/      Long-term growth of capital and
                                                                      income
-----------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value            BlackRock Advisors, Inc./1/      Long-term growth of capital
-----------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth    BlackRock Advisors, Inc./1/      Long-term growth of capital
-----------------------------------------------------------------------------------------------------------
BlackRock Money Market/2/            BlackRock Advisors, Inc./1/      High level of current income
                                                                      consistent with perservation of
                                                                      capital
-----------------------------------------------------------------------------------------------------------
BlackRock Strategic Value            BlackRock Advisors, Inc./1/      High total return, consisting
                                                                      principally of capital appreciation
-----------------------------------------------------------------------------------------------------------
Davis Venture Value                  Davis Selected Advisers, L.P./3/ Growth of capital
-----------------------------------------------------------------------------------------------------------
FI International Stock               Fidelity Management & Research   Long-term growth of capital
                                     Company
-----------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities             Fidelity Management & Research   Long-term growth of capital
                                     Company
-----------------------------------------------------------------------------------------------------------
FI Value Leaders                     Fidelity Management & Research   Long-term growth of capital
                                     Company
-----------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth  Franklin Advisers, Inc.          Long-term capital growth
-----------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value         Harris Associates L.P.           Long-term capital appreciation
-----------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value       Harris Associates L.P.           Long-term capital appreciation
-----------------------------------------------------------------------------------------------------------
Jennison Growth/3/                   Jennison Associates LLC          Long-term growth of capital
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index Metropolitan Life Insurance      To equal the performance of the
                                     Company                          Lehman Brothers Aggregate Bond
                                                                      Index
-----------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap              Loomis, Sayles & Company, L.P.   Long-term capital growth from
                                                                      investments in common stocks or
                                                                      other equity securities
-----------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index          Metropolitan Life Insurance      To equal the performance of the
                                     Company                          Standard & Poor's Mid Cap 400
                                                                      Composite Stock Price Index
-----------------------------------------------------------------------------------------------------------
MetLife Stock Index                  Metropolitan Life Insurance      To equal the performance of the
                                     Company                          Standard & Poor's 500 Composite
                                                                      Stock Price Index
-----------------------------------------------------------------------------------------------------------
MFS Investors Trust                  Massachusetts Financial Services Long-term growth of capital with a
                                     Company                          secondary objective to seek
                                                                      reasonable current income
-----------------------------------------------------------------------------------------------------------
MFS Total Return                     Massachusetts Financial Services Favorable total return through
                                     Company                          investment in a diversified portfolio
-----------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index            Metropolitan Life Insurance      To equal the performance of the
                                     Company                          MSCI EAFE Index
-----------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value       Neuberger Berman Management Inc. Capital growth
-----------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity            OppenheimerFunds, Inc./4/        Capital appreciation
-----------------------------------------------------------------------------------------------------------
Russell 2000 Index                   Metropolitan Life Insurance      To equal the return of the Russell
                                     Company                          2000 Index
-----------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond      Salomon Brothers Asset           To maximize total return consistent
 Opportunities                       Management Inc/5/                with preservation of capital
-----------------------------------------------------------------------------------------------------------

                PORTFOLIO                            SUB-ADVISER                     INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government           Salomon Brothers Asset           To maximize total return consistent
                                           Management Inc                   with preservation of capital and
                                                                            maintenance of liquidity
------------------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth             T. Rowe Price Associates Inc.    Long-term growth of capital and,
                                                                            secondarily, dividend income
------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth             T. Rowe Price Associates Inc.    Long-term capital growth
------------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation            N/A                              A high level of current income, with
                                                                            growth of capital as a secondary
                                                                            objective
------------------------------------------------------------------------------------------------------------------
MetLife Conservative to Moderate           N/A                              High total return in the form of
 Allocation                                                                 income and growth of capital, with a
                                                                            greater emphasis on income
------------------------------------------------------------------------------------------------------------------
MetLife Moderate Allocation                N/A                              A balance between high level of
                                                                            current income and growth of capital,
                                                                            with a greater emphasis on growth of
                                                                            capital
------------------------------------------------------------------------------------------------------------------
MetLife Moderate to Aggressive Allocation  N/A                              Growth of capital
------------------------------------------------------------------------------------------------------------------
MetLife Aggressive Allocation              N/A                              Growth of capital
------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST
ADVISER: MET INVESTORS ADVISORY LLC
------------------------------------------------------------------------------------------------------------------
Harris Oakmark International               Harris Associates L.P.           Long-term capital appreciation
------------------------------------------------------------------------------------------------------------------
Janus Aggressive Growth                    Janus Capital Management, LLC    Long-term growth of capital
------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                 Lord, Abbett & Co. LLC           High current income and the
                                                                            opportunity for capital appreciation
                                                                            to produce a high total return
------------------------------------------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity                AIM Capital Management, Inc.     Long-term growth of capital
------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                   AIM Capital Management, Inc.     Long-term growth of capital
------------------------------------------------------------------------------------------------------------------
MFS Research International                 Massachusetts Financial Services Capital appreciation
                                           Company
------------------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate               Neuberger Berman Management,     To provide total return through
                                           Inc.                             investment in real estate securities,
                                                                            emphasizing both capital appreciation
                                                                            and current income
------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation           OppenheimerFunds, Inc.           Capital appreciation
------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                         Pacific Investment Management    Maximum total return, consistent
                                           Company LLC                      with the preservation of capital and
                                                                            prudent investment management
------------------------------------------------------------------------------------------------------------------
RCM Global Technology                      RCM Capital Management LLC/6/    Capital appreciation; no consideration
                                                                            is given to income
------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth               T. Rowe Price Associates, Inc.   Long-term growth of capital
------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES
ADVISER: CAPITAL RESEARCH AND
MANAGEMENT COMPANY
------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization N/A                              Capital appreciation through stocks
------------------------------------------------------------------------------------------------------------------
American Funds Growth                      N/A                              Capital appreciation through stocks
------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income               N/A                              Capital appreciation and income
------------------------------------------------------------------------------------------------------------------

--------

/1/ Prior to January 31, 2005, State Street Research & Management Company was the sub-adviser to these Portfolios.


/2/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the investment division in the BlackRock Money Market Portfolio may become extremely low and possibly negative.


/3/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.


/4/ Prior to May 1, 2005, Deutsche Investment Management Americas Inc. was the sub-adviser to this Portfolio.


/5/ Salomon Brothers Asset Management Inc may delegate certain responsibilities to Citigroup Asset Management Limited, a London-based affiliate.


/6/ Prior to May 1, 2005, PEA Capital LLC was the sub-adviser to this Portfolio.

A Portfolio may have a name and/or objective that is very similar to that of a publicly available mutual fund that is managed by the same sub-investment manager or adviser. The Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.



THE PORTFOLIO SHARE CLASSES THAT WE OFFER



The Portfolios offer various classes of shares, each of which has a different level of expenses. The Fund prospectuses may provide information for share classes or Portfolios that are not available through the Policy. When you consult the Fund prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Policy. The following classes of shares are available under the Policy:



   . For the Metropolitan Series Fund and the Met Investors Series Trust
     Portfolios, we offer Class A shares only.



   . For the American Funds Insurance Series Portfolios, we offer Class 2 shares only.



SUBSTITUTION OF INVESTMENTS



If investment in the Portfolios or a particular Portfolio is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close investment divisions to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.



FEE TABLES



ANNUAL PORTFOLIO OPERATING EXPENSES



This table describes the fees and expenses that the Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns a Policy. The table shows the lowest and highest fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2004 (or estimated for the current fiscal year), before and after any contractual fee waivers and expense reimbursements. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the attached Fund prospectuses.



                                                                                                  LOWEST* HIGHEST*
------------------------------------------------------------------------------------------------------------------
Gross Total Annual Portfolio Operating Expenses
 (expenses that are deducted from Portfolio assets, including management fees, distribution (Rule
 12b-1) fees and other expenses)                                                                   .30%    1.15%
------------------------------------------------------------------------------------------------------------------
Net Total Annual Portfolio Operating Expenses
 (net of any contractual fee waivers and expense reimbursements)                                   .29%    1.15%

--------

*The lowest and highest percentages have been selected after adjustment of the percentage for all Portfolios (on a consistent basis) to reflect any changes in expenses during the 12 months ended December 31, 2004 or expected to occur during the 12 months ended December 31, 2005.



This table describes the annual operating expenses for each Portfolio for the year ended December 31, 2004, as a percentage of the Portfolio's average daily net assets for the year (estimated annual operating expenses annualized from their May 1, 2005 start date for the MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio).

                                                                                                          NET TOTAL
                                                                                                            ANNUAL
                                                                                                           EXPENSES
                                                                                                          INCLUDING
                                                                                                          ESTIMATED
                                                                      GROSS                                  NET
                                              MANAGE-                 TOTAL    FEE WAIVERS   NET TOTAL   EXPENSES OF
                                               MENT    OTHER   12B-1  ANNUAL   AND EXPENSE     ANNUAL     UNDERLYING
                                               FEES   EXPENSES FEES  EXPENSES REIMBURSEMENTS EXPENSES/1/ PORTFOLIOS/1/
----------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC. (CLASS A
 SHARES)
----------------------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth                    .73%     .06%   .00%    .79%        .00%            .79%
----------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income                          .40%     .06%   .00%    .46%        .00%         .46%/2/
----------------------------------------------------------------------------------------------------------------------
BlackRock Diversified                          .44%     .06%   .00%    .50%        .00%            .50%
----------------------------------------------------------------------------------------------------------------------
BlackRock Investment Trust                     .49%     .05%   .00%    .54%        .00%            .54%
----------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value                      .70%     .23%   .00%    .93%        .00%         .93%/2/
----------------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth              .74%     .06%   .00%    .80%        .00%            .80%
----------------------------------------------------------------------------------------------------------------------
BlackRock Money Market                         .35%     .07%   .00%    .42%        .01%         .41%/2/
----------------------------------------------------------------------------------------------------------------------
BlackRock Strategic Value                      .83%     .06%   .00%    .89%        .00%            .89%
----------------------------------------------------------------------------------------------------------------------
Davis Venture Value                            .72%     .06%   .00%    .78%        .00%            .78%
----------------------------------------------------------------------------------------------------------------------
FI International Stock                         .86%     .22%   .00%   1.08%        .00%           1.08%
----------------------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                       .68%     .07%   .00%    .75%        .00%            .75%
----------------------------------------------------------------------------------------------------------------------
FI Value Leaders                               .66%     .08%   .00%    .74%        .00%            .74%
----------------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth            .90%     .25%   .00%   1.15%        .00%        1.15%/2/
----------------------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                   .73%     .05%   .00%    .78%        .00%            .78%
----------------------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value                 .73%     .06%   .00%    .79%        .00%            .79%
----------------------------------------------------------------------------------------------------------------------
Jennison Growth                                .65%     .06%   .00%    .71%        .00%            .71%
----------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index           .25%     .07%   .00%    .32%        .01%         .31%/2/
----------------------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                        .90%     .08%   .00%    .98%        .05%         .93%/2/
----------------------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                    .25%     .10%   .00%    .35%        .01%         .34%/2/
----------------------------------------------------------------------------------------------------------------------
MetLife Stock Index                            .25%     .05%   .00%    .30%        .01%         .29%/2/
----------------------------------------------------------------------------------------------------------------------
MFS Investors Trust                            .75%     .22%   .00%    .97%        .00%         .97%/2/
----------------------------------------------------------------------------------------------------------------------
MFS Total Return                               .50%     .14%   .00%    .64%        .00%            .64%
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index                      .30%     .29%   .00%    .59%        .01%         .58%/2/
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value                 .68%     .08%   .00%    .76%        .00%            .76%
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity                      .62%     .19%   .00%    .81%        .00%            .81%
----------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                             .25%     .12%   .00%    .37%        .01%         .36%/2/
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities  .65%     .12%   .00%    .77%        .00%            .77%
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government               .55%     .09%   .00%    .64%        .00%            .64%
----------------------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth                 .62%     .12%   .00%    .74%        .00%         .74%/2/
----------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth                 .52%     .08%   .00%    .60%        .00%            .60%
----------------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation                .10%     .25%   .00%    .35%        .25%         .10%/2/    .75%/3/
----------------------------------------------------------------------------------------------------------------------
MetLife Conservative to Moderate Allocation    .10%     .08%   .00%    .18%        .08%         .10%/2/    .77%/3/
----------------------------------------------------------------------------------------------------------------------
MetLife Moderate Allocation                    .10%     .05%   .00%    .15%        .05%         .10%/2/    .79%/3/
----------------------------------------------------------------------------------------------------------------------
MetLife Moderate to Aggressive Allocation      .10%     .06%   .00%    .16%        .06%         .10%/2/    .82%/3/
----------------------------------------------------------------------------------------------------------------------
MetLife Aggressive Allocation                  .10%     .19%   .00%    .29%        .19%         .10%/2/    .84%/3/
----------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST (CLASS A SHARES)
----------------------------------------------------------------------------------------------------------------------
Harris Oakmark International                   .84%     .20%   .00%   1.04%        .00%      1.04%/4,5/
----------------------------------------------------------------------------------------------------------------------
Janus Aggressive Growth                        .68%     .14%   .00%    .82%        .00%       .82%/4,5/
----------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                     .52%     .06%   .00%    .58%        .00%         .58%/4/
----------------------------------------------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity                    .73%     .12%   .00%    .85%        .00%       .85%/4,5/
----------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                       .90%     .13%   .00%   1.03%        .00%      1.03%/4,5/
----------------------------------------------------------------------------------------------------------------------
MFS Research International                     .77%     .29%   .00%   1.06%        .06%      1.00%/4,5/
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate                   .70%     .14%   .00%    .84%        .00%         .84%/4/
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation               .60%     .09%   .00%    .69%        .00%         .69%/4/
----------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                             .50%     .07%   .00%    .57%        .00%            .57%
----------------------------------------------------------------------------------------------------------------------
RCM Global Technology                          .90%     .01%   .00%    .91%        .00%         .91%/4/
----------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth                   .75%     .15%   .00%    .90%        .00%       .90%/4,5/
----------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES (CLASS 2
 SHARES)
----------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization     .77%     .04%   .25%   1.06%        .00%           1.06%
----------------------------------------------------------------------------------------------------------------------
American Funds Growth                          .35%     .01%   .25%    .61%        .00%            .61%
----------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income                   .29%     .02%   .25%    .56%        .00%            .56%

--------

/1/ Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.


/2/ Our affiliate MetLife Advisers, LLC ("MetLife Advisers") and the Metropolitan Series Fund have entered into an Expense

Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that the Net Total Annual Expenses will not exceed, at any time prior to April 30, 2006, the following percentages: .95% for the BlackRock Large Cap Value Portfolio, 1.15% for the Franklin Templeton Small Cap Portfolio, .10% for the MetLife Aggressive Allocation Portfolio, .10% for the MetLife Conservative Allocation Portfolio, .10% for the MetLife Conservative to Moderate Allocation Portfolio, .10% for the MetLife Moderate Allocation, .10% for the MetLife Moderate to Aggressive Allocation Portfolio, and 1.00% for the MFS Investors Trust Portfolio. Under the Expense Agreement, if certain conditions are met, these Portfolios may reimburse MetLife Advisers for fees it waived and Expenses it paid if, in the future, actual Expenses of the Portfolios are less than the expense limits. Under the Expense Agreement, MetLife Advisers will also waive the management fee payable by certain Portfolios in the following percentage amounts: .025% for the assets in the BlackRock Bond Income Portfolio over $1 billion but less than $2 billion, .005% for the assets in the BlackRock Money Market Portfolio up to $500 million and ..015% for the next $500 million, .006% for the Lehman Brothers Aggregate Bond Index Portfolio, .05% for the Loomis Sayles Small Cap Portfolio, .007% for the MetLife Mid Cap Stock Index Portfolio, .007% for the MetLife Stock Index Portfolio, .007% for the Morgan Stanley EAFE Index Portfolio, .007% for the Russell 2000 Index Portfolio, and .015% for the first $50 million of assets in the T. Rowe Price Large Cap Growth Portfolio.


/3/ This Portfolio is a "fund of funds" that invests substantially all of its assets in other Portfolios of the Metropolitan Series Fund or the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio also will bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The estimated expenses of the underlying portfolios (after applicable fee waivers and expense reimbursements) are: .65% for the MetLife Conservative Allocation Portfolio, .67% for the MetLife Conservative to Moderate Allocation Portfolio; .69% for the MetLife Moderate Allocation Portfolio, .72% for the MetLife Moderate to Aggressive Allocation Portfolio, and .74% for the MetLife Aggressive Allocation Portfolio. The estimated gross total annual expenses of the Portfolios including the total estimated expenses of the underlying portfolios (before applicable fee waivers and reimbursements) are: 1.00% for the MetLife Conservative Allocation Portfolio, .85% for the MetLife Conservative to Moderate Allocation Portfolio; .85% for the MetLife Moderate Allocation Portfolio, .88% for the MetLife Moderate to Aggressive Allocation Portfolio, and 1.04% for the MetLife Aggressive Allocation Portfolio. Policy owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolio. A policy owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.


/4/ Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2006, the following percentages: 1.10% for the Harris Oakmark International Portfolio, ..90% for the Janus Aggressive Growth Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the MFS Research International Portfolio, .90% for the Neuberger Berman Real Estate Portfolio, .75% for the Oppenheimer Capital Appreciation Portfolio, 1.10% for the RCM Global Technology Portfolio and .90% for the T. Rowe Price Mid-Cap Growth Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid by the applicable Portfolio to Met Investors Advisory. Expenses for the MSF Research International Portfolios have been restated to reflect the terms of the Expense Limitation Agreement. Expenses for the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio, and the RCM Global Technology Portfolio have been restated to reflect management fee reductions that became effective May 1, 2005. Due to a waiver not shown in the table, actual Net Total Annual Expenses for the Oppenheimer Capital Appreciation Portfolio were .68% for the year ended December 31, 2004.


/5/ Other Expenses reflect the repayment by the Portfolio of fees previously waived and/or expenses previously paid by Met Investors Advisory under the terms of prior expense limitation agreements in the following amounts: .01% for the Harris Oakmark International Portfolio, .05% for the Janus Aggressive Growth Portfolio, .02% for the Met/AIM Mid Cap Core Equity Portfolio, .01% for the Met/AIM Small Cap Growth Portfolio, .12% for the MFS Research International Portfolio, and .07% for the T. Rowe Price Mid-Cap Growth Portfolio.



THE FEE AND EXPENSE INFORMATION REGARDING THE PORTFOLIOS WAS PROVIDED BY THOSE PORTFOLIOS. THE AMERICAN FUNDS INSURANCE SERIES IS NOT AFFILIATED WITH METLIFE.



FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "SALES AND ADMINISTRATION OF THE POLICIES."



INSURANCE PROCEEDS PAYABLE IF THE INSURED DIES



The beneficiary can receive the death benefit in a single sum or under various income plans described in the Statement of Additional Information. You may make this choice during the insured's lifetime. If no selection is made we may place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. This account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in this account.




TRANSFERRING CASH VALUE AMONG YOUR POLICY'S INVESTMENT OPTIONS




The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. We do not currently charge for transfers, but we do reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. Currently, transfers are not taxable transactions.

Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (E.G., beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund) and we monitor transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests, to or from a Monitored Portfolio or other identified Portfolio, under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. If we impose this restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The cash value will not be affected by any gain or loss due to the transfer and your cash value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. In addition, Policy Owners and other persons with interests in the Policies should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.





TRANSFERS YOU CAN MAKE BY TELEPHONE



Subject to our market timing procedures, we may, if permitted by state law, allow you to make transfer requests, changes to Automated Investment Strategies and changes to allocations of future net premiums by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures apply:



.. We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.



.. We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.



.. All telephone calls will be recorded.



.. You will receive a written confirmation of any transaction.



.. Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.



.. You should contact our Designated Office with any questions regarding the procedures.



We also offer Internet transfer capability for your Policy. You may make transfers on www.metlife.com.



Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your sales representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.





SALES AND ADMINISTRATION OF THE POLICIES



We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc.

DISTRIBUTING THE POLICIES



We sold the Policies through licensed life insurance sales representatives:



.. Registered through us.



.. Registered through other broker-dealers, including a wholly owned subsidiary.



COMMISSIONS AND OTHER COMPENSATION



COMMISSIONS TO METLIFE SALES REPRESENTATIVES



We pay commissions to sales representatives (or the broker-dealers through which they are registered) for the sale of our products. The commissions do not result in a charge against the Policy in addition to the charges already described elsewhere in this prospectus. Maximum commissions are:



.. FIRST POLICY YEAR:



.. The lesser of 60% of the Option A target premium; plus



.. 3% of the excess of the premium paid over the Option A target premium; or



.. $40 per $1000 of face amount of insurance issued.



.. POLICY YEARS 2-4: 5% of premiums paid in the Policy year.



.. POLICY YEARS 5-10: A servicing fee of 2% of premiums paid in the Policy year.



.. POLICY YEARS 11 AND LATER: A servicing fee of 1% of premiums paid in the Policy year.



PAYMENTS TO MANAGERS OF METLIFE SALES REPRESENTATIVES



We make payments for the sale of the Policy to the field managers of a MetLife sales representative. Payments to the field managers vary and depend on many factors including the commissions paid to the MetLife sales representative who sold the Policy, the commissions paid to other MetLife sales representatives the field manager supervises and the amount of proprietary and non-proprietary products sold by the MetLife sales representatives that the field managers supervise.



CASH AND NON-CASH COMPENSATION



Our sales representatives and their managers (and the sales representatives and managers of our affiliates) may be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by MetLife and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their employment or agent status with us and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the manager supervises. For some of our affiliates, managers may pay a portion of their compensation to their sales representatives.



Sales representatives and their managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



In addition to the payments listed above, MetLife makes certain payments to its business unit or the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Policy is sold. This amount is part of the total compensation paid for the sale of the Policy.

Receipt of the cash and non-cash compensation described above may provide sales representatives and their managers with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.



PAYMENTS TO SELLING FIRMS



We pay compensation for the sale of the Policies by affiliated and unaffiliated selling firms. The compensation paid to selling firms for the sale of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to the sales made through MetLife's sales representatives. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



OTHER PAYMENTS



The American Funds Global Small Capitalization Portfolio, the American Funds Growth Portfolio and the American Funds Growth-Income Portfolio (the "American Funds Portfolios") make payments to MetLife under their distribution plans in consideration of services provided and expenses incurred by MetLife in distributing their shares. These payments currently equal 0.25% of the Separate Account assets invested in the particular Portfolio. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.



MetLife pays American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Portfolios for the services it provides in marketing the American Funds Portfolios' shares in connection with the Policies.





FEDERAL TAX MATTERS



The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. Because individual circumstances vary, you should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.





INSURANCE PROCEEDS



.. Generally excludable from your beneficiary's gross income.



.. The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.



.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.



.. Whether or not any federal estate tax is due is based on a number of factors, including the estate size.



.. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy issued on a standard risk basis to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. There is less guidance, however, with respect to Policies issued on a substandard risk basis, and it is not clear that such Policies basis, and it is not clear that such Policies will in all cases satisfy the applicable requirements to be treated as life insurance under section 7702 of the Internal Revenue Code.



CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)



You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution such as on the Final Date. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).



There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.



SPLIT-DOLLAR INSURANCE PLANS



The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.



The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.



Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.



LOANS



.. Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.



.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.



.. If your Policy terminates (upon surrender, cancellation lapse, the Final Date or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, cancelled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.



.. The tax consequences of loans outstanding after the 15th Policy year are uncertain.



MODIFIED ENDOWMENT CONTRACTS



These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy, include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.



Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC.



If your Policy is considered a modified endowment contract:



.. The death benefit will still generally be income tax free to your beneficiary, as discussed above.



.. Amounts withdrawn or distributed before the insured's death, including
  (without limitation) loans, assignments and pledges, are (to the extent of any gains on your policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.



.. You will generally owe an additional 10% tax penalty on the taxable portion of the amounts you received before age 59 1/2, except generally if you are disabled or the distribution is part of a series of substantially equal periodic payments.



.. If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.



DIVERSIFICATION



In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.



INVESTOR CONTROL



In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.



ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.



WITHHOLDING



To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.



LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO



In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.



LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS



Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance Policy purchase.



BUSINESS USES OF POLICY



Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.



CHANGES TO TAX RULES AND INTERPRETATIONS



Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:



   . Possible taxation of cash value transfers.



   . Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.



   . Possible limits on the number of investment funds available or the frequency of transfers among them.



   . Possible changes in the tax treatment of Policy benefits and rights.



FOREIGN TAX CREDITS



To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.


EXPERTS




The financial statements of Metropolitan Life Separate Account UL included in this prospectus supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.


FINANCIAL STATEMENTS


The financial statements of the Separate Account are attached to this Supplement. You can find the financial statements of MetLife in the Statement of Additional Information. You may view the Statement of Additional Information by logging on to our website at www.metlife.com or you may obtain a copy of the Statement of Additional Information, without charge, by calling 800-MET-5000.. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
Metropolitan Life Separate Account UL
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the Investment Divisions (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company ("Metropolitan Life") as of December 31, 2004 and the related statements of operations and the statements of changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions comprising the Separate Account of Metropolitan Life as of December 31, 2004, the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, FL

March 23, 2005

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                     STATE STREET RESEARCH STATE STREET RESEARCH STATE STREET RESEARCH
                                                       INVESTMENT TRUST         DIVERSIFIED        AGGRESSIVE GROWTH
                                                      INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                     --------------------- --------------------- ---------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (14,725,660 Shares; cost $437,735,084).............   $    399,801,661      $             --      $             --
State Street Research Diversified Portfolio
 (19,543,701 Shares; cost $314,850,469).............                 --           314,849,028                    --
State Street Research Aggressive Growth Portfolio
 (10,244,403 Shares; cost $240,259,945).............                 --                    --           207,756,483
MetLife Stock Index Portfolio
 (16,982,621 Shares; cost $513,726,527).............                 --                    --                    --
FI International Stock Portfolio
 (4,184,585 Shares; cost $46,020,677)...............                 --                    --                    --
FI Mid Cap Opportunities Portfolio
 (14,027,780 Shares; cost $259,097,978).............                 --                    --                    --
T. Rowe Price Small Cap Growth Portfolio
 (5,286,550 Shares; cost $63,671,025)...............                 --                    --                    --
Scudder Global Equity Portfolio
 (2,611,247 Shares; cost $29,759,419)...............                 --                    --                    --
Harris Oakmark Large Cap Value Portfolio
 (3,819,785 Shares; cost $42,764,231)...............                 --                    --                    --
Neuberger Berman Partners Mid Cap Value Portfolio
 (2,287,663 Shares; cost $34,696,023)...............                 --                    --                    --
T. Rowe Price Large Cap Growth Portfolio
 (2,865,182 Shares; cost $31,808,389)...............                 --                    --                    --
Lehman Brothers Aggregate Bond Index Portfolio
 (6,144,529 Shares; cost $65,884,403)...............                 --                    --                    --
Morgan Stanley EAFE Index Portfolio
 (2,795,997 Shares; cost $24,300,134)...............                 --                    --                    --
Russell 2000 Index Portfolio
 (2,646,884 Shares; cost $27,058,591)...............                 --                    --                    --
Met/Putnam Voyager Portfolio
 (2,204,746 Shares; cost $9,605,022)................                 --                    --                    --
State Street Research Aurora Portfolio
 (4,188,097 Shares; cost $58,904,132)...............                 --                    --                    --
MetLife Mid Cap Stock Index Portfolio
 (2,690,249 Shares; cost $28,264,724)...............                 --                    --                    --
Franklin Templeton Small Cap Growth Portfolio
 (437,468 Shares; cost $3,581,508)..................                 --                    --                    --
State Street Research Large Cap Value Portfolio
 (274,394 Shares; cost $2,937,412)..................                 --                    --                    --
Davis Venture Value Portfolio
 (1,111,359 Shares; cost $25,578,869)...............                 --                    --                    --
Loomis Sayles Small Cap Portfolio
 (29,039 Shares; cost $4,989,540)...................                 --                    --                    --
State Street Research Large Cap Growth Portfolio
 (316,810 Shares; cost $5,707,793)..................                 --                    --                    --
MFS Investors Trust Portfolio
 (369,455 Shares; cost $2,914,956)..................                 --                    --                    --
                                                       ----------------      ----------------      ----------------
Total Investments...................................        399,801,661           314,849,028           207,756,483
Cash and Accounts Receivable........................             14,852               327,701                    --
                                                       ----------------      ----------------      ----------------
Total Assets........................................        399,816,513           315,176,729           207,756,483
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                 --                    --                 7,121
                                                       ----------------      ----------------      ----------------
NET ASSETS..........................................   $    399,816,513      $    315,176,729      $    207,749,362
                                                       ================      ================      ================
Outstanding Units (In Thousands)....................             16,507                13,455                11,775
Unit Fair Values....................................   $11.71 to $36.38      $12.79 to $32.95      $13.23 to $18.89

                                                           METLIFE
                                                         STOCK INDEX
                                                     INVESTMENT DIVISION
                                                     -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (14,725,660 Shares; cost $437,735,084).............  $             --
State Street Research Diversified Portfolio
 (19,543,701 Shares; cost $314,850,469).............                --
State Street Research Aggressive Growth Portfolio
 (10,244,403 Shares; cost $240,259,945).............                --
MetLife Stock Index Portfolio
 (16,982,621 Shares; cost $513,726,527).............       548,029,171
FI International Stock Portfolio
 (4,184,585 Shares; cost $46,020,677)...............                --
FI Mid Cap Opportunities Portfolio
 (14,027,780 Shares; cost $259,097,978).............                --
T. Rowe Price Small Cap Growth Portfolio
 (5,286,550 Shares; cost $63,671,025)...............                --
Scudder Global Equity Portfolio
 (2,611,247 Shares; cost $29,759,419)...............                --
Harris Oakmark Large Cap Value Portfolio
 (3,819,785 Shares; cost $42,764,231)...............                --
Neuberger Berman Partners Mid Cap Value Portfolio
 (2,287,663 Shares; cost $34,696,023)...............                --
T. Rowe Price Large Cap Growth Portfolio
 (2,865,182 Shares; cost $31,808,389)...............                --
Lehman Brothers Aggregate Bond Index Portfolio
 (6,144,529 Shares; cost $65,884,403)...............                --
Morgan Stanley EAFE Index Portfolio
 (2,795,997 Shares; cost $24,300,134)...............                --
Russell 2000 Index Portfolio
 (2,646,884 Shares; cost $27,058,591)...............                --
Met/Putnam Voyager Portfolio
 (2,204,746 Shares; cost $9,605,022)................                --
State Street Research Aurora Portfolio
 (4,188,097 Shares; cost $58,904,132)...............                --
MetLife Mid Cap Stock Index Portfolio
 (2,690,249 Shares; cost $28,264,724)...............                --
Franklin Templeton Small Cap Growth Portfolio
 (437,468 Shares; cost $3,581,508)..................                --
State Street Research Large Cap Value Portfolio
 (274,394 Shares; cost $2,937,412)..................                --
Davis Venture Value Portfolio
 (1,111,359 Shares; cost $25,578,869)...............                --
Loomis Sayles Small Cap Portfolio
 (29,039 Shares; cost $4,989,540)...................                --
State Street Research Large Cap Growth Portfolio
 (316,810 Shares; cost $5,707,793)..................                --
MFS Investors Trust Portfolio
 (369,455 Shares; cost $2,914,956)..................                --
                                                      ----------------
Total Investments...................................       548,029,171
Cash and Accounts Receivable........................           146,607
                                                      ----------------
Total Assets........................................       548,175,778
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                --
                                                      ----------------
NET ASSETS..........................................  $    548,175,778
                                                      ================
Outstanding Units (In Thousands)....................            29,476
Unit Fair Values....................................  $10.59 to $32.05


                      See Notes to Financial Statements.

 FI INTERNATIONAL       FI MID CAP         T. ROWE PRICE          SCUDDER         HARRIS OAKMARK       NEUBERGER BERMAN
       STOCK           OPPORTUNITIES     SMALL CAP GROWTH      GLOBAL EQUITY      LARGE CAP VALUE   PARTNERS MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- ----------------------

 $             --     $            --     $            --    $             --    $             --      $             --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

       48,122,736                  --                  --                  --                  --                    --

               --         229,213,934                  --                  --                  --                    --

               --                  --          72,032,359                  --                  --                    --

               --                  --                  --          34,181,219                  --                    --

               --                  --                  --                  --          51,070,525                    --

               --                  --                  --                  --                  --            47,285,989

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --

               --                  --                  --                  --                  --                    --
 ----------------     ---------------     ---------------    ----------------    ----------------      ----------------
       48,122,736         229,213,934          72,032,359          34,181,219          51,070,525            47,285,989
               --             112,274               1,675               1,258              62,627                    --
 ----------------     ---------------     ---------------    ----------------    ----------------      ----------------
       48,122,736         229,326,208          72,034,034          34,182,477          51,133,152            47,285,989
           47,812                  --                  --                  --                  --                70,728
 ----------------     ---------------     ---------------    ----------------    ----------------      ----------------
 $     48,074,924     $   229,326,208     $    72,034,034    $     34,182,477    $     51,133,152      $     47,215,261
 ================     ===============     ===============    ================    ================      ================
            3,241              14,284               5,186               2,201               3,767                 2,435
 $11.67 to $16.22     $6.66 to $18.87     $7.41 to $15.57    $15.04 to $16.76    $12.79 to $16.08      $16.88 to $23.70

   T. ROWE PRICE      LEHMAN BROTHERS
 LARGE CAP GROWTH   AGGREGATE BOND INDEX
INVESTMENT DIVISION INVESTMENT DIVISION
------------------- --------------------

  $            --     $             --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

       36,588,372                   --

               --           67,712,704

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --

               --                   --
  ---------------     ----------------
       36,588,372           67,712,704
                9                   --
  ---------------     ----------------
       36,588,381           67,712,704
               --                2,896
  ---------------     ----------------
  $    36,588,381     $     67,709,808
  ===============     ================
            3,297                4,813
  $8.97 to $13.33     $13.17 to $14.23

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                       MORGAN STANLEY          RUSSELL           MET/PUTNAM
                                                         EAFE INDEX          2000 INDEX            VOYAGER
                                                     INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- ------------------- -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (14,725,660 Shares; cost $437,735,084).............   $            --    $             --     $           --
State Street Research Diversified Portfolio
 (19,543,701 Shares; cost $314,850,469).............                --                  --                 --
State Street Research Aggressive Growth Portfolio
 (10,244,403 Shares; cost $240,259,945).............                --                  --                 --
MetLife Stock Index Portfolio
 (16,982,621 Shares; cost $513,726,527).............                --                  --                 --
FI International Stock Portfolio
 (4,184,585 Shares; cost $46,020,677)...............                --                  --                 --
FI Mid Cap Opportunities Portfolio
 (14,027,780 Shares; cost $259,097,978).............                --                  --                 --
T. Rowe Price Small Cap Growth Portfolio
 (5,286,550 Shares; cost $63,671,025)...............                --                  --                 --
Scudder Global Equity Portfolio
 (2,611,247 Shares; cost $29,759,419)...............                --                  --                 --
Harris Oakmark Large Cap Value Portfolio
 (3,819,785 Shares; cost $42,764,231)...............                --                  --                 --
Neuberger Berman Partners Mid Cap Value Portfolio
 (2,287,663 Shares; cost $34,696,023)...............                --                  --                 --
T. Rowe Price Large Cap Growth Portfolio
 (2,865,182 Shares; cost $31,808,389)...............                --                  --                 --
Lehman Brothers Aggregate Bond Index Portfolio
 (6,144,529 Shares; cost $65,884,403)...............                --                  --                 --
Morgan Stanley EAFE Index Portfolio
 (2,795,997 Shares; cost $24,300,134)...............        32,545,410                  --                 --
Russell 2000 Index Portfolio
 (2,646,884 Shares; cost $27,058,591)...............                --          37,082,843                 --
Met/Putnam Voyager Portfolio
 (2,204,746 Shares; cost $9,605,022)................                --                  --         10,450,498
State Street Research Aurora Portfolio
 (4,188,097 Shares; cost $58,904,132)...............                --                  --                 --
MetLife Mid Cap Stock Index Portfolio
 (2,690,249 Shares; cost $28,264,724)...............                --                  --                 --
Franklin Templeton Small Cap Growth Portfolio
 (437,468 Shares; cost $3,581,508)..................                --                  --                 --
State Street Research Large Cap Value Portfolio
 (274,394 Shares; cost $2,937,412)..................                --                  --                 --
Davis Venture Value Portfolio
 (1,111,359 Shares; cost $25,578,869)...............                --                  --                 --
Loomis Sayles Small Cap Portfolio
 (29,039 Shares; cost $4,989,540)...................                --                  --                 --
State Street Research Large Cap Growth Portfolio
 (316,810 Shares; cost $5,707,793)..................                --                  --                 --
MFS Investors Trust Portfolio
 (369,455 Shares; cost $2,914,956)..................                --                  --                 --
                                                       ---------------    ----------------     --------------
Total Investments...................................        32,545,410          37,082,843         10,450,498
Cash and Accounts Receivable........................             6,169               2,918              1,432
                                                       ---------------    ----------------     --------------
Total Assets........................................        32,551,579          37,085,761         10,451,930
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                --                  --                 --
                                                       ---------------    ----------------     --------------
NET ASSETS..........................................   $    32,551,579    $     37,085,761     $   10,451,930
                                                       ===============    ================     ==============
Outstanding Units (In Thousands)....................             3,015               2,381              2,202
Unit Fair Values....................................   $9.31 to $12.41    $12.55 to $17.19     $4.56 to $5.02

                                                     STATE STREET RESEARCH
                                                            AURORA
                                                      INVESTMENT DIVISION
                                                     ---------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (14,725,660 Shares; cost $437,735,084).............   $             --
State Street Research Diversified Portfolio
 (19,543,701 Shares; cost $314,850,469).............                 --
State Street Research Aggressive Growth Portfolio
 (10,244,403 Shares; cost $240,259,945).............                 --
MetLife Stock Index Portfolio
 (16,982,621 Shares; cost $513,726,527).............                 --
FI International Stock Portfolio
 (4,184,585 Shares; cost $46,020,677)...............                 --
FI Mid Cap Opportunities Portfolio
 (14,027,780 Shares; cost $259,097,978).............                 --
T. Rowe Price Small Cap Growth Portfolio
 (5,286,550 Shares; cost $63,671,025)...............                 --
Scudder Global Equity Portfolio
 (2,611,247 Shares; cost $29,759,419)...............                 --
Harris Oakmark Large Cap Value Portfolio
 (3,819,785 Shares; cost $42,764,231)...............                 --
Neuberger Berman Partners Mid Cap Value Portfolio
 (2,287,663 Shares; cost $34,696,023)...............                 --
T. Rowe Price Large Cap Growth Portfolio
 (2,865,182 Shares; cost $31,808,389)...............                 --
Lehman Brothers Aggregate Bond Index Portfolio
 (6,144,529 Shares; cost $65,884,403)...............                 --
Morgan Stanley EAFE Index Portfolio
 (2,795,997 Shares; cost $24,300,134)...............                 --
Russell 2000 Index Portfolio
 (2,646,884 Shares; cost $27,058,591)...............                 --
Met/Putnam Voyager Portfolio
 (2,204,746 Shares; cost $9,605,022)................                 --
State Street Research Aurora Portfolio
 (4,188,097 Shares; cost $58,904,132)...............         80,285,815
MetLife Mid Cap Stock Index Portfolio
 (2,690,249 Shares; cost $28,264,724)...............                 --
Franklin Templeton Small Cap Growth Portfolio
 (437,468 Shares; cost $3,581,508)..................                 --
State Street Research Large Cap Value Portfolio
 (274,394 Shares; cost $2,937,412)..................                 --
Davis Venture Value Portfolio
 (1,111,359 Shares; cost $25,578,869)...............                 --
Loomis Sayles Small Cap Portfolio
 (29,039 Shares; cost $4,989,540)...................                 --
State Street Research Large Cap Growth Portfolio
 (316,810 Shares; cost $5,707,793)..................                 --
MFS Investors Trust Portfolio
 (369,455 Shares; cost $2,914,956)..................                 --
                                                       ----------------
Total Investments...................................         80,285,815
Cash and Accounts Receivable........................             55,824
                                                       ----------------
Total Assets........................................         80,341,639
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                 --
                                                       ----------------
NET ASSETS..........................................   $     80,341,639
                                                       ================
Outstanding Units (In Thousands)....................              4,164
Unit Fair Values....................................   $17.84 to $19.48

                      See Notes to Financial Statements.

      METLIFE         FRANKLIN TEMPLETON    STATE STREET RESEARCH          DAVIS             LOOMIS SAYLES
MID CAP STOCK INDEX    SMALL CAP GROWTH        LARGE CAP VALUE         VENTURE VALUE           SMALL CAP
INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------   ---------------------   -------------------   -------------------
    $          --      $             --       $             --       $             --      $              --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
       36,883,308                    --                     --                     --                     --
               --             4,527,791                     --                     --                     --
               --                    --              3,320,165                     --                     --
               --                    --                     --             31,373,675                     --
               --                    --                     --                     --              6,406,202
               --                    --                     --                     --                     --
               --                    --                     --                     --                     --
 ----------------      ----------------       ----------------       ----------------      -----------------
       36,883,308             4,527,791              3,320,165             31,373,675              6,406,202
            2,076                    --                    728                    662                    273
 ----------------      ----------------       ----------------       ----------------      -----------------
       36,885,384             4,527,791              3,320,893             31,374,337              6,406,475
               --                   359                     --                     --                     --
 ----------------      ----------------       ----------------       ----------------      -----------------
  $    36,885,384      $      4,527,432       $      3,320,893       $     31,374,337      $       6,406,475
 ================      ================       ================       ================      =================
            2,658                   440                    271                  1,366                     38
 $12.82 to $14.07      $10.01 to $10.35       $12.02 to $12.31       $11.00 to $31.91      $10.79 to $238.98

STATE STREET RESEARCH           MFS
  LARGE CAP GROWTH        INVESTORS TRUST
 INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------   -------------------
   $            --        $           --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
                --                    --
         6,453,416                    --
                --             3,384,211
   ---------------        --------------
         6,453,416             3,384,211
             4,108                 2,780
   ---------------        --------------
         6,457,524             3,386,991
                --                    --
   ---------------        --------------
   $     6,457,524        $    3,386,991
   ===============        ==============
               851                   367
   $7.44 to $11.17        $8.87 to $9.28

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                                               STATE STREET
                                                                                 RESEARCH        FI VALUE       HARRIS OAKMARK
                                                                               BOND INCOME       LEADERS        FOCUSED VALUE
                                                                                INVESTMENT      INVESTMENT        INVESTMENT
                                                                                 DIVISION        DIVISION          DIVISION
                                                                             ---------------- --------------- ------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
State Street Research Bond Income Portfolio
 (784,305 Shares; cost $85,142,822)......................................... $     89,191,094 $            -- $               --
FI Value Leaders Portfolio
 (6,744 Shares; cost $1,032,734)............................................               --       1,190,571                 --
Harris Oakmark Focused Value Portfolio
 (155,186 Shares; cost $30,169,634).........................................               --              --         37,845,315
Salomon Brothers Strategic Bond Opportunities Portfolio
 (670,446 Shares; cost $8,224,857)..........................................               --              --                 --
Salomon Brothers U.S. Government Portfolio
 (763,114 Shares; cost $9,381,744)..........................................               --              --                 --
State Street Research Money Market Portfolio
 (291,721 Shares; cost $29,172,133).........................................               --              --                 --
MFS Total Return Portfolio
 (5,184 Shares; cost $727,723)..............................................               --              --                 --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Growth Portfolio
 (213,086 Shares; cost $3,687,672)..........................................               --              --                 --
Janus Aspen Balanced Portfolio
 (9 Shares; cost $233)......................................................               --              --                 --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
Invesco VIF Equity-Income Portfolio
 (12,962 Shares; cost $227,049).............................................               --              --                 --
AIM Government Securities Portfolio
 (359 Shares; cost $4,330)..................................................               --              --                 --
AIM Real Estate Portfolio
 (68,810 Shares; cost $1,066,335)...........................................               --              --                 --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES FUNDS ("FRANKLIN FUND")
Franklin Templeton International Stock Portfolio
 (365,633 Shares; cost $4,233,003)..........................................               --              --                 --
ALLIANCE BERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
Alliance Growth & Income Portfolio
 (133,913 Shares; cost $2,564,063)..........................................               --              --                 --
Alliance Technology Portfolio
 (1,368 Shares; cost $16,490)...............................................               --              --                 --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (30,902 Shares; cost $658,123).............................................               --              --                 --
Fidelity VIP Asset Manager Growth Portfolio
 (55,996 Shares; cost $649,287).............................................               --              --                 --
Fidelity VIP Growth Portfolio
 (11,704 Shares; cost $333,908).............................................               --              --                 --
Fidelity VIP Investment Grade Bond Portfolio
 (995 Shares; cost $13,106).................................................               --              --                 --
Fidelity Equity-Income Portfolio
 (0 Shares; cost $0)........................................................               --              --                 --
                                                                             ---------------- --------------- ------------------
Total Investments...........................................................       89,191,094       1,190,571         37,845,315
Cash and Accounts Receivable................................................               --              --                 --
                                                                             ---------------- --------------- ------------------
Total Assets................................................................       89,191,094       1,190,571         37,845,315
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................           17,011              14                582
                                                                             ---------------- --------------- ------------------
NET ASSETS.................................................................. $     89,174,083 $     1,190,557 $       37,844,733
                                                                             ================ =============== ==================
Outstanding Units (In Thousands)............................................            4,716             101                154
Unit Fair Values............................................................ $13.46 to $28.07 $9.52 to $12.01 $239.40 to $247.40

                                                                             SALOMON BROTHERS
                                                                              STRATEGIC BOND
                                                                              OPPORTUNITIES
                                                                                INVESTMENT
                                                                                 DIVISION
                                                                             ----------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
State Street Research Bond Income Portfolio
 (784,305 Shares; cost $85,142,822)......................................... $             --
FI Value Leaders Portfolio
 (6,744 Shares; cost $1,032,734)............................................               --
Harris Oakmark Focused Value Portfolio
 (155,186 Shares; cost $30,169,634).........................................               --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (670,446 Shares; cost $8,224,857)..........................................        8,742,620
Salomon Brothers U.S. Government Portfolio
 (763,114 Shares; cost $9,381,744)..........................................               --
State Street Research Money Market Portfolio
 (291,721 Shares; cost $29,172,133).........................................               --
MFS Total Return Portfolio
 (5,184 Shares; cost $727,723)..............................................               --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Growth Portfolio
 (213,086 Shares; cost $3,687,672)..........................................               --
Janus Aspen Balanced Portfolio
 (9 Shares; cost $233)......................................................               --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
Invesco VIF Equity-Income Portfolio
 (12,962 Shares; cost $227,049).............................................               --
AIM Government Securities Portfolio
 (359 Shares; cost $4,330)..................................................               --
AIM Real Estate Portfolio
 (68,810 Shares; cost $1,066,335)...........................................               --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES FUNDS ("FRANKLIN FUND")
Franklin Templeton International Stock Portfolio
 (365,633 Shares; cost $4,233,003)..........................................               --
ALLIANCE BERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
Alliance Growth & Income Portfolio
 (133,913 Shares; cost $2,564,063)..........................................               --
Alliance Technology Portfolio
 (1,368 Shares; cost $16,490)...............................................               --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (30,902 Shares; cost $658,123).............................................               --
Fidelity VIP Asset Manager Growth Portfolio
 (55,996 Shares; cost $649,287).............................................               --
Fidelity VIP Growth Portfolio
 (11,704 Shares; cost $333,908).............................................               --
Fidelity VIP Investment Grade Bond Portfolio
 (995 Shares; cost $13,106).................................................               --
Fidelity Equity-Income Portfolio
 (0 Shares; cost $0)........................................................               --
                                                                             ----------------
Total Investments...........................................................        8,742,620
Cash and Accounts Receivable................................................               --
                                                                             ----------------
Total Assets................................................................        8,742,620
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................               73
                                                                             ----------------
NET ASSETS.................................................................. $      8,742,547
                                                                             ================
Outstanding Units (In Thousands)............................................              596
Unit Fair Values............................................................ $14.29 to $14.77

                      See Notes to Financial Statements.

SALOMON BROTHERS STATE STREET RESEARCH       MFS        JANUS ASPEN JANUS ASPEN  INVESCO VIF           AIM
U.S. GOVERNMENT      MONEY MARKET        TOTAL RETURN     GROWTH     BALANCED   EQUITY-INCOME GOVERNMENT SECURITIES
   INVESTMENT         INVESTMENT          INVESTMENT    INVESTMENT  INVESTMENT   INVESTMENT        INVESTMENT
    DIVISION           DIVISION            DIVISION      DIVISION    DIVISION     DIVISION          DIVISION
    --------     --------------------- ---------------- ----------- ----------- ------------- ---------------------
   $          --   $             --    $             -- $       --   $     --     $     --          $     --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
       9,477,878                 --                  --         --         --           --                --
              --         29,172,133                  --         --         --           --                --
              --                 --             766,915         --         --           --                --
              --                 --                  --  4,276,635         --           --                --
              --                 --                  --         --        237           --                --
              --                 --                  --         --         --      239,919                --
              --                 --                  --         --         --           --             4,310
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
              --                 --                  --         --         --           --                --
----------------   ----------------    ---------------- ----------   --------     --------          --------
       9,477,878         29,172,133             766,915  4,276,635        237      239,919             4,310
             260                 --                  12         --         --           --                --
----------------   ----------------    ---------------- ----------   --------     --------          --------
       9,478,138         29,172,133             766,927  4,276,635        237      239,919             4,310
              --             10,010                  --         --         --           --                --
----------------   ----------------    ---------------- ----------   --------     --------          --------
 $     9,478,138   $     29,162,123    $        766,927 $4,276,635   $    237     $239,919          $  4,310
================   ================    ================ ==========   ========     ========          ========
             705              1,880                  70        509    0.02184           24           0.42005
$13.08 to $13.52   $15.36 to $15.93    $10.97 to $11.04 $     8.39   $  10.85     $  10.15          $  10.26

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                                                 AIM     FRANKLIN TEMPLETON     ALLIANCE
                                                                             REAL ESTATE INTERNATIONAL STOCK GROWTH & INCOME
                                                                             INVESTMENT      INVESTMENT        INVESTMENT
                                                                              DIVISION        DIVISION          DIVISION
                                                                             ----------- ------------------- ---------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
State Street Research Bond Income Portfolio
 (784,305 Shares; cost $85,142,822)......................................... $       --      $       --        $       --
FI Value Leaders Portfolio
 (6,744 Shares; cost $1,032,734)............................................         --              --                --
Harris Oakmark Focused Value Portfolio
 (155,186 Shares; cost $30,169,634).........................................         --              --                --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (670,446 Shares; cost $8,224,857)..........................................         --              --                --
Salomon Brothers U.S. Government Portfolio
 (763,114 Shares; cost $9,381,744)..........................................         --              --                --
State Street Research Money Market Portfolio
 (291,721 Shares; cost $29,172,133).........................................         --              --                --
MFS Total Return Portfolio
 (5,184 Shares; cost $727,723)..............................................         --              --                --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Growth Portfolio
 (213,086 Shares; cost $3,687,672)..........................................         --              --                --
Janus Aspen Balanced Portfolio
 (9 Shares; cost $233)......................................................         --              --                --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
Invesco VIF Equity-Income Portfolio
 (12,962 Shares; cost $227,049).............................................         --              --                --
AIM Government Securities Portfolio
 (359 Shares; cost $4,330)..................................................         --              --                --
AIM Real Estate Portfolio
 (68,810 Shares; cost $1,066,335)...........................................  1,316,326              --                --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES FUNDS ("FRANKLIN FUND")
Franklin Templeton International Stock Portfolio
 (365,633 Shares; cost $4,233,003)..........................................         --       5,312,654                --
ALLIANCE BERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
Alliance Growth & Income Portfolio
 (133,913 Shares; cost $2,564,063)..........................................         --              --         3,196,500
Alliance Technology Portfolio
 (1,368 Shares; cost $16,490)...............................................         --              --                --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (30,902 Shares; cost $658,123).............................................         --              --                --
Fidelity VIP Asset Manager Growth Portfolio
 (55,996 Shares; cost $649,287).............................................         --              --                --
Fidelity VIP Growth Portfolio
 (11,704 Shares; cost $333,908).............................................         --              --                --
Fidelity VIP Investment Grade Bond Portfolio
 (995 Shares; cost $13,106).................................................         --              --                --
Fidelity Equity-Income Portfolio
 (0 Shares; cost $0)........................................................         --              --                --
                                                                             ----------      ----------        ----------
Total Investments...........................................................  1,316,326       5,312,654         3,196,500
Cash and Accounts Receivable................................................         --              --             3,448
                                                                             ----------      ----------        ----------
Total Assets................................................................  1,316,326       5,312,654         3,199,948
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................      8,270          12,971                --
                                                                             ----------      ----------        ----------
NET ASSETS.................................................................. $1,308,056      $5,299,683        $3,199,948
                                                                             ==========      ==========        ==========
Outstanding Units (In Thousands)............................................         55             444               275
Unit Fair Values............................................................ $    23.91      $    11.92        $    11.65

                                                                              ALLIANCE
                                                                             TECHNOLOGY
                                                                             INVESTMENT
                                                                              DIVISION
                                                                             ----------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
State Street Research Bond Income Portfolio
 (784,305 Shares; cost $85,142,822).........................................  $    --
FI Value Leaders Portfolio
 (6,744 Shares; cost $1,032,734)............................................       --
Harris Oakmark Focused Value Portfolio
 (155,186 Shares; cost $30,169,634).........................................       --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (670,446 Shares; cost $8,224,857)..........................................       --
Salomon Brothers U.S. Government Portfolio
 (763,114 Shares; cost $9,381,744)..........................................       --
State Street Research Money Market Portfolio
 (291,721 Shares; cost $29,172,133).........................................       --
MFS Total Return Portfolio
 (5,184 Shares; cost $727,723)..............................................       --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Growth Portfolio
 (213,086 Shares; cost $3,687,672)..........................................       --
Janus Aspen Balanced Portfolio
 (9 Shares; cost $233)......................................................       --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
Invesco VIF Equity-Income Portfolio
 (12,962 Shares; cost $227,049).............................................       --
AIM Government Securities Portfolio
 (359 Shares; cost $4,330)..................................................       --
AIM Real Estate Portfolio
 (68,810 Shares; cost $1,066,335)...........................................       --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES FUNDS ("FRANKLIN FUND")
Franklin Templeton International Stock Portfolio
 (365,633 Shares; cost $4,233,003)..........................................       --
ALLIANCE BERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
Alliance Growth & Income Portfolio
 (133,913 Shares; cost $2,564,063)..........................................       --
Alliance Technology Portfolio
 (1,368 Shares; cost $16,490)...............................................   20,636
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (30,902 Shares; cost $658,123).............................................       --
Fidelity VIP Asset Manager Growth Portfolio
 (55,996 Shares; cost $649,287).............................................       --
Fidelity VIP Growth Portfolio
 (11,704 Shares; cost $333,908).............................................       --
Fidelity VIP Investment Grade Bond Portfolio
 (995 Shares; cost $13,106).................................................       --
Fidelity Equity-Income Portfolio
 (0 Shares; cost $0)........................................................       --
                                                                              -------
Total Investments...........................................................   20,636
Cash and Accounts Receivable................................................       --
                                                                              -------
Total Assets................................................................   20,636
LIABILITIES
Due to/From Metropolitan Life Insurance Company.............................       --
                                                                              -------
NET ASSETS..................................................................  $20,636
                                                                              =======
Outstanding Units (In Thousands)............................................        4
Unit Fair Values............................................................  $  4.77

                      See Notes to Financial Statements.

  FIDELITY        FIDELITY        FIDELITY        FIDELITY          FIDELITY
 CONTRAFUND ASSET MANAGER GROWTH   GROWTH   INVESTMENT GRADE BOND EQUITY-INCOME
 INVESTMENT      INVESTMENT      INVESTMENT      INVESTMENT        INVESTMENT
  DIVISION        DIVISION        DIVISION        DIVISION          DIVISION
 ---------- -------------------- ---------- --------------------- -------------
  $     --        $     --        $     --         $    --           $    --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
        --              --              --              --                --
   814,270              --              --              --                --
        --         706,114              --              --                --
        --              --         370,320              --                --
        --              --              --          13,118                --
        --              --              --              --                --
  --------        --------        --------         -------           -------
   814,270         706,114         370,320          13,118                --
     4,622              --           1,041               3            10,110
  --------        --------        --------         -------           -------
   818,892         706,114         371,361          13,121            10,110
        --           1,737              --              --                --
  --------        --------        --------         -------           -------
  $818,892        $704,377        $371,361         $13,121           $10,110
  ========        ========        ========         =======           =======
        77              83              57               1                 1
  $  10.59        $   8.47        $   6.47         $ 10.43           $ 11.02

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                                           AMERICAN      AMERICAN FUNDS
                                                                         FUNDS GROWTH    GROWTH-INCOME
                                                                          INVESTMENT       INVESTMENT
                                                                           DIVISION         DIVISION
                                                                       ---------------- ----------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (891,607 Shares; cost $37,505,388)................................... $     45,561,100 $             --
American Funds Growth-Income Portfolio
 (946,994 Shares; cost $29,307,695)...................................               --       34,697,870
American Funds Global Small Capitalization Portfolio
 (736,057 Shares; cost $9,653,215)....................................               --               --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (858,035 Shares; cost $5,195,148)....................................               --               --
MFS Research International Portfolio
 (237,623 Shares; cost $2,418,363)....................................               --               --
PIMCO Total Return Portfolio
 (1,668,296 Shares; cost $19,227,119).................................               --               --
PIMCO PEA Innovation Portfolio
 (1,265,980 Shares; cost $5,437,670)..................................               --               --
Lord Abbett Bond Debenture Portfolio
 (1,200,373 Shares; cost $13,595,055).................................               --               --
Met/AIM Mid Cap Core Equity Portfolio
 (150,348 Shares; cost $1,889,765)....................................               --               --
Met/AIM Small Cap Growth Portfolio
 (89,047 Shares; cost $1,027,804).....................................               --               --
Harris Oakmark International Portfolio
 (275,999 Shares; cost $3,503,172)....................................               --               --
Janus Aggressive Growth Portfolio
 (739,664 Shares; cost $4,563,477)....................................               --               --
Lord Abbett Growth and Income Portfolio
 (1,665 Shares; cost $38,838).........................................               --               --
Neuberger Berman Real Estate Portfolio
 (157,549 Shares; cost $1,839,826)....................................               --               --
Lord Abbett Mid-Cap Value Portfolio
 (12 Shares; cost $236)...............................................               --               --
Third Avenue Small Cap Value Portfolio
 (307 Shares; cost $4,462)............................................               --               --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (680 Shares; cost $16,474)...........................................               --               --
Dreyfus Appreciation Portfolio
 (98 Shares; cost $3,245).............................................               --               --
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 (880 Shares; cost $13,907)...........................................               --               --
MASSACHUSETTS FINANCIAL SERVICES VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 (4,953 Shares; cost $47,814).........................................               --               --
WELLS FARGO VARIABLE TURST ("WELLS FARGO FUND")
Wells Fargo Large Company Growth Portfolio
 (488 Shares; cost $4,319)............................................               --               --
Wells Fargo Equity Income Porfolio
 (266 Shares; cost $4,338)............................................               --               --
                                                                       ---------------- ----------------
Total Investments.....................................................       45,561,100       34,697,870
Cash and Accounts Receivable..........................................           10,672            3,833
                                                                       ---------------- ----------------
Total Assets..........................................................       45,571,772       34,701,703
LIABILITIES
Due to/From Metropolitan Life Insurance Company.......................               --               --
                                                                       ---------------- ----------------
NET ASSETS............................................................ $     45,571,772 $     34,701,703
                                                                       ================ ================
Outstanding Units (In Thousands)......................................              657              811
Unit Fair Values...................................................... $67.49 to $69.75 $41.61 to $43.00

                                                                             AMERICAN FUNDS        T. ROWE PRICE
                                                                       GLOBAL SMALL CAPITALIZATION MID CAP GROWTH
                                                                               INVESTMENT            INVESTMENT
                                                                                DIVISION              DIVISION
                                                                       --------------------------- ---------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (891,607 Shares; cost $37,505,388)...................................      $             --       $            --
American Funds Growth-Income Portfolio
 (946,994 Shares; cost $29,307,695)...................................                    --                    --
American Funds Global Small Capitalization Portfolio
 (736,057 Shares; cost $9,653,215)....................................            12,527,695                    --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (858,035 Shares; cost $5,195,148)....................................                    --             6,478,155
MFS Research International Portfolio
 (237,623 Shares; cost $2,418,363)....................................                    --                    --
PIMCO Total Return Portfolio
 (1,668,296 Shares; cost $19,227,119).................................                    --                    --
PIMCO PEA Innovation Portfolio
 (1,265,980 Shares; cost $5,437,670)..................................                    --                    --
Lord Abbett Bond Debenture Portfolio
 (1,200,373 Shares; cost $13,595,055).................................                    --                    --
Met/AIM Mid Cap Core Equity Portfolio
 (150,348 Shares; cost $1,889,765)....................................                    --                    --
Met/AIM Small Cap Growth Portfolio
 (89,047 Shares; cost $1,027,804).....................................                    --                    --
Harris Oakmark International Portfolio
 (275,999 Shares; cost $3,503,172)....................................                    --                    --
Janus Aggressive Growth Portfolio
 (739,664 Shares; cost $4,563,477)....................................                    --                    --
Lord Abbett Growth and Income Portfolio
 (1,665 Shares; cost $38,838).........................................                    --                    --
Neuberger Berman Real Estate Portfolio
 (157,549 Shares; cost $1,839,826)....................................                    --                    --
Lord Abbett Mid-Cap Value Portfolio
 (12 Shares; cost $236)...............................................                    --                    --
Third Avenue Small Cap Value Portfolio
 (307 Shares; cost $4,462)............................................                    --                    --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (680 Shares; cost $16,474)...........................................                    --                    --
Dreyfus Appreciation Portfolio
 (98 Shares; cost $3,245).............................................                    --                    --
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 (880 Shares; cost $13,907)...........................................                    --                    --
MASSACHUSETTS FINANCIAL SERVICES VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 (4,953 Shares; cost $47,814).........................................                    --                    --
WELLS FARGO VARIABLE TURST ("WELLS FARGO FUND")
Wells Fargo Large Company Growth Portfolio
 (488 Shares; cost $4,319)............................................                    --                    --
Wells Fargo Equity Income Porfolio
 (266 Shares; cost $4,338)............................................                    --                    --
                                                                            ----------------       ---------------
Total Investments.....................................................            12,527,695             6,478,155
Cash and Accounts Receivable..........................................                   172                    --
                                                                            ----------------       ---------------
Total Assets..........................................................            12,527,867             6,478,155
LIABILITIES
Due to/From Metropolitan Life Insurance Company.......................                    --                 2,968
                                                                            ----------------       ---------------
NET ASSETS............................................................      $     12,527,867       $     6,475,187
                                                                            ================       ===============
Outstanding Units (In Thousands)......................................                   676                   856
Unit Fair Values......................................................      $18.04 to $18.64       $7.35 to $11.44

                      See Notes to Financial Statements.

                                                                                                MET/AIM
         MFS                PIMCO           PIMCO        LORD ABBETT          MET/AIM          SMALL CAP      HARRIS OAKMARK
RESEARCH INTERNATIONAL   TOTAL RETURN   PEA INNOVATION  BOND DEBENTURE  MID CAP CORE EQUITY      GROWTH       INTERNATIONAL
      INVESTMENT          INVESTMENT      INVESTMENT      INVESTMENT        INVESTMENT         INVESTMENT       INVESTMENT
       DIVISION            DIVISION        DIVISION        DIVISION          DIVISION           DIVISION         DIVISION
---------------------- ---------------- -------------- ---------------- ------------------- ---------------- ----------------
     $           --    $             -- $           -- $             --  $             --   $             -- $             --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
          2,784,944                  --             --               --                --                 --               --
                 --          19,018,570             --               --                --                 --               --
                 --                  --      5,848,830               --                --                 --               --
                 --                  --             --       15,160,712                --                 --               --
                 --                  --             --               --         2,124,415                 --               --
                 --                  --             --               --                --          1,143,357               --
                 --                  --             --               --                --                 --        3,963,347
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
                 --                  --             --               --                --                 --               --
  -----------------    ---------------- -------------- ----------------  ----------------   ---------------- ----------------
          2,784,944          19,018,570      5,848,830       15,160,712         2,124,415          1,143,357        3,963,347
                 --               1,289            330               --                --                  1               --
  -----------------    ---------------- -------------- ----------------  ----------------   ---------------- ----------------
          2,784,944          19,019,859      5,849,160       15,160,712         2,124,415          1,143,358        3,963,347
              4,112                  --             --           18,988                18                                 138
  -----------------    ---------------- -------------- ----------------  ----------------   ---------------- ----------------
   $      2,780,832    $     19,019,859 $    5,849,160 $     15,141,724  $      2,124,397   $      1,143,358 $      3,963,209
  =================    ================ ============== ================  ================   ================ ================
                235               1,483          1,273            1,015               172                101              289
  $11.51 to $511.90    $12.48 to $12.90 $4.47 to $4.62 $13.83 to $16.22  $12.14 to $12.43   $11.06 to $11.33 $13.45 to $13.77

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004



                                                                                         LORD ABBETT
                                                                             JANUS        GROWTH &   NEUBERGER BERMAN
                                                                       AGGRESSIVE GROWTH   INCOME      REAL ESTATE
                                                                          INVESTMENT     INVESTMENT     INVESTMENT
                                                                           DIVISION       DIVISION       DIVISION
                                                                       ----------------- ----------- ----------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (891,607 Shares; cost $37,505,388)...................................  $           --     $    --   $             --
American Funds Growth-Income Portfolio
 (946,994 Shares; cost $29,307,695)...................................              --          --                 --
American Funds Global Small Capitalization Portfolio
 (736,057 Shares; cost $9,653,215)....................................              --          --                 --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (858,035 Shares; cost $5,195,148)....................................              --          --                 --
MFS Research International Portfolio
 (237,623 Shares; cost $2,418,363)....................................              --          --                 --
PIMCO Total Return Portfolio
 (1,668,296 Shares; cost $19,227,119).................................              --          --                 --
PIMCO PEA Innovation Portfolio
 (1,265,980 Shares; cost $5,437,670)..................................              --          --                 --
Lord Abbett Bond Debenture Portfolio
 (1,200,373 Shares; cost $13,595,055).................................              --          --                 --
Met/AIM Mid Cap Core Equity Portfolio
 (150,348 Shares; cost $1,889,765)....................................              --          --                 --
Met/AIM Small Cap Growth Portfolio
 (89,047 Shares; cost $1,027,804).....................................              --          --                 --
Harris Oakmark International Portfolio
 (275,999 Shares; cost $3,503,172)....................................              --          --                 --
Janus Aggressive Growth Portfolio
 (739,664 Shares; cost $4,563,477)....................................       5,657,171          --                 --
Lord Abbett Growth and Income Portfolio
 (1,665 Shares; cost $38,838).........................................              --      45,684                 --
Neuberger Berman Real Estate Portfolio
 (157,549 Shares; cost $1,839,826)....................................              --          --          1,964,630
Lord Abbett Mid-Cap Value Portfolio
 (12 Shares; cost $236)...............................................              --          --                 --
Third Avenue Small Cap Value Portfolio
 (307 Shares; cost $4,462)............................................              --          --                 --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (680 Shares; cost $16,474)...........................................              --          --                 --
Dreyfus Appreciation Portfolio
 (98 Shares; cost $3,245).............................................              --          --                 --
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 (880 Shares; cost $13,907)...........................................              --          --                 --
MASSACHUSETTS FINANCIAL SERVICES VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 (4,953 Shares; cost $47,814).........................................              --          --                 --
WELLS FARGO VARIABLE TURST ("WELLS FARGO FUND")
Wells Fargo Large Company Growth Portfolio
 (488 Shares; cost $4,319)............................................              --          --                 --
Wells Fargo Equity Income Porfolio
 (266 Shares; cost $4,338)............................................              --          --                 --
                                                                        --------------     -------   ----------------
Total Investments.....................................................       5,657,171      45,684          1,964,630
Cash and Accounts Receivable..........................................             282       9,000                123
                                                                        --------------     -------   ----------------
Total Assets..........................................................       5,657,453      54,684          1,964,753
LIABILITIES
Due to/From Metropolitan Life Insurance Company.......................              --          --                 --
                                                                        --------------     -------   ----------------
NET ASSETS............................................................  $    5,657,453     $54,684   $      1,964,753
                                                                        ==============     =======   ================
Outstanding Units (In Thousands)......................................             742           6                152
Unit Fair Values......................................................  $6.61 to $7.68     $  9.15   $12.90 to $12.97

                                                                        LORD ABBETT
                                                                       MID-CAP VALUE
                                                                        INVESTMENT
                                                                         DIVISION
                                                                       -------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (891,607 Shares; cost $37,505,388)...................................   $     --
American Funds Growth-Income Portfolio
 (946,994 Shares; cost $29,307,695)...................................         --
American Funds Global Small Capitalization Portfolio
 (736,057 Shares; cost $9,653,215)....................................         --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (858,035 Shares; cost $5,195,148)....................................         --
MFS Research International Portfolio
 (237,623 Shares; cost $2,418,363)....................................         --
PIMCO Total Return Portfolio
 (1,668,296 Shares; cost $19,227,119).................................         --
PIMCO PEA Innovation Portfolio
 (1,265,980 Shares; cost $5,437,670)..................................         --
Lord Abbett Bond Debenture Portfolio
 (1,200,373 Shares; cost $13,595,055).................................         --
Met/AIM Mid Cap Core Equity Portfolio
 (150,348 Shares; cost $1,889,765)....................................         --
Met/AIM Small Cap Growth Portfolio
 (89,047 Shares; cost $1,027,804).....................................         --
Harris Oakmark International Portfolio
 (275,999 Shares; cost $3,503,172)....................................         --
Janus Aggressive Growth Portfolio
 (739,664 Shares; cost $4,563,477)....................................         --
Lord Abbett Growth and Income Portfolio
 (1,665 Shares; cost $38,838).........................................         --
Neuberger Berman Real Estate Portfolio
 (157,549 Shares; cost $1,839,826)....................................         --
Lord Abbett Mid-Cap Value Portfolio
 (12 Shares; cost $236)...............................................        246
Third Avenue Small Cap Value Portfolio
 (307 Shares; cost $4,462)............................................         --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (680 Shares; cost $16,474)...........................................         --
Dreyfus Appreciation Portfolio
 (98 Shares; cost $3,245).............................................         --
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 (880 Shares; cost $13,907)...........................................         --
MASSACHUSETTS FINANCIAL SERVICES VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 (4,953 Shares; cost $47,814).........................................         --
WELLS FARGO VARIABLE TURST ("WELLS FARGO FUND")
Wells Fargo Large Company Growth Portfolio
 (488 Shares; cost $4,319)............................................         --
Wells Fargo Equity Income Porfolio
 (266 Shares; cost $4,338)............................................         --
                                                                         --------
Total Investments.....................................................        246
Cash and Accounts Receivable..........................................         --
                                                                         --------
Total Assets..........................................................        246
LIABILITIES
Due to/From Metropolitan Life Insurance Company.......................         --
                                                                         --------
NET ASSETS............................................................   $    246
                                                                         ========
Outstanding Units (In Thousands)......................................    0.02095
Unit Fair Values......................................................   $  11.76

                      See Notes to Financial Statements.

                   DREYFUS                  GOLDMAN
 THIRD AVENUE   INTERNATIONAL   DREYFUS    SACHS MID      MFS         WELLS FARGO       WELLS FARGO
SMALL CAP VALUE     VALUE     APPRECIATION CAP VALUE  HIGH INCOME LARGE COMPANY GROWTH EQUITY INCOME
  INVESTMENT     INVESTMENT    INVESTMENT  INVESTMENT INVESTMENT       INVESTMENT       INVESTMENT
   DIVISION       DIVISION      DIVISION    DIVISION   DIVISION         DIVISION         DIVISION
   --------     ------------- ------------ ---------- ----------- -------------------- -------------
      $   --       $    --      $     --    $    --     $    --         $     --         $     --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
          --            --            --         --          --               --               --
       4,407            --            --         --          --               --               --
          --        15,540            --         --          --               --               --
          --            --         3,462         --          --               --               --
          --            --            --     13,443          --               --               --
          --            --            --         --      50,966               --               --
          --            --            --         --          --            4,335               --
          --            --            --         --          --               --            4,341
   ---------       -------      --------    -------     -------         --------         --------
       4,407        15,540         3,462     13,443      50,966            4,335            4,341
          --            --            --         --          --               --               --
   ---------       -------      --------    -------     -------         --------         --------
       4,407        15,540         3,462     13,443      50,966            4,335            4,341
          --            --           125      1,167          --               --               --
   ---------       -------      --------    -------     -------         --------         --------
    $  4,407       $15,540      $  3,337    $12,276     $50,966         $  4,335         $  4,341
   =========       =======      ========    =======     =======         ========         ========
      0.3655             1       0.32426          1           5          0.41596          0.40184
   $   12.06       $ 11.60      $  10.29    $ 10.97     $ 10.84         $  10.42         $  10.80

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                           STATE STREET RESEARCH INVESTMENT TRUST     STATE STREET RESEARCH DIVERSIFIED
                                                     INVESTMENT DIVISION                     INVESTMENT DIVISION
                                           --------------------------------------  --------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002          2004         2003         2002
                                           ------------ ------------ ------------  ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends............................... $ 2,717,041  $ 2,669,960  $  1,708,899  $ 5,543,155  $ 9,831,564  $  5,726,999
Expenses:
  Mortality and expense charges...........   3,262,909    2,738,164     2,678,347    2,975,584    2,320,042     2,168,000
                                           -----------  -----------  ------------  -----------  -----------  ------------
Net investment (loss) income..............    (545,868)     (68,204)     (969,448)   2,567,571    7,511,522     3,558,999
                                           -----------  -----------  ------------  -----------  -----------  ------------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................    (689,999)  (6,958,914)   (6,132,437)    (558,940)  (2,593,687)   (1,810,936)
Change in unrealized appreciation
 (depreciation) of investments............  37,215,298   88,855,777   (90,883,953)  19,749,208   42,182,763   (41,694,719)
                                           -----------  -----------  ------------  -----------  -----------  ------------
Net realized and unrealized gains (losses)
 on investments...........................  36,525,299   81,896,863   (97,016,390)  19,190,268   39,589,076   (43,505,655)
                                           -----------  -----------  ------------  -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS............................... $35,979,431  $81,828,659  $(97,985,838) $21,757,839  $47,100,598  $(39,946,656)
                                           ===========  ===========  ============  ===========  ===========  ============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

STATE STREET RESEARCH AGGRESSIVE GROWTH           METLIFE STOCK INDEX                    FI INTERNATIONAL STOCK
          INVESTMENT DIVISION                     INVESTMENT DIVISION                     INVESTMENT DIVISION
--------------------------------------  ---------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED         ENDED        ENDED         ENDED         ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002          2004         2003          2002          2004         2003         2002
------------ ------------ ------------  ------------ ------------  ------------  ------------ ------------ ------------
$        --  $        --  $         --  $ 4,172,573  $  6,468,236  $  5,409,402   $  606,588  $   249,748  $   317,077
  1,651,256    1,367,678     1,263,240    3,998,379     3,080,678     2,704,257      370,691      304,442      298,333
-----------  -----------  ------------  -----------  ------------  ------------   ----------  -----------  -----------
 (1,651,256)  (1,367,678)   (1,263,240)     174,194     3,387,558     2,705,145      235,897      (54,694)      18,744
-----------  -----------  ------------  -----------  ------------  ------------   ----------  -----------  -----------
 (3,443,419)  (8,202,841)   (5,953,657)  (2,432,174)  (10,060,006)   (5,045,284)    (367,092)  (1,630,864)  (2,655,399)
 27,472,766   62,199,697   (44,703,891)  49,514,290   101,361,307   (82,559,071)   7,284,341   10,924,390   (4,418,288)
-----------  -----------  ------------  -----------  ------------  ------------   ----------  -----------  -----------
 24,029,347   53,996,856   (50,657,548)  47,082,116    91,301,301   (87,604,355)   6,917,249    9,293,526   (7,073,687)
-----------  -----------  ------------  -----------  ------------  ------------   ----------  -----------  -----------
$22,378,091  $52,629,178  $(51,920,788) $47,256,310  $ 94,688,859  $(84,899,210)  $7,153,146  $ 9,238,832  $(7,054,943)
===========  ===========  ============  ===========  ============  ============   ==========  ===========  ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                  FI MID CAP OPPORTUNITIES             T. ROWE PRICE SMALL CAP GROWTH
                                                   INVESTMENT DIVISION (C)                   INVESTMENT DIVISION
                                           --------------------------------------  --------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002          2004         2003         2002
                                           ------------ ------------ ------------  ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends............................... $ 1,090,068  $        --  $         --   $       --  $        --  $      2,327
Expenses:
  Mortality and expense charges...........   1,721,436    1,297,757     1,013,088      530,571      408,933       335,699
                                           -----------  -----------  ------------   ----------  -----------  ------------
Net investment (loss) income..............    (631,368)  (1,297,757)   (1,013,088)    (530,571)    (408,933)     (333,372)
                                           -----------  -----------  ------------   ----------  -----------  ------------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................    (717,628)  (1,145,184)   (5,163,698)     (69,548)    (326,259)     (347,510)
Change in unrealized appreciation
 (depreciation) of investments............  33,098,684   46,019,342   (34,449,605)   7,181,746   18,001,752   (12,608,286)
                                           -----------  -----------  ------------   ----------  -----------  ------------
Net realized and unrealized gains (losses)
 on investments...........................  32,381,056   44,874,158   (39,613,303)   7,112,198   17,675,493   (12,955,796)
                                           -----------  -----------  ------------   ----------  -----------  ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS............................... $31,749,688  $43,576,401  $(40,626,391)  $6,581,627  $17,266,560  $(13,289,168)
                                           ===========  ===========  ============   ==========  ===========  ============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

        SCUDDER GLOBAL EQUITY              HARRIS OAKMARK LARGE CAP VALUE     NEUBERGER BERMAN PARTNERS MID CAP VALUE
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED         ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004          2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------  ------------ ------------
 $  478,904  $   501,419  $   350,009   $  216,340   $       --  $   618,214   $1,060,839    $   78,805  $    49,885
    246,310      189,917      168,321      366,329      252,368      179,930      312,426       197,793      139,354
 ----------  -----------  -----------   ----------   ----------  -----------   ----------    ----------  -----------
    232,594      311,502      181,688     (149,989)    (252,368)     438,284      748,413      (118,988)     (89,469)
 ----------  -----------  -----------   ----------   ----------  -----------   ----------    ----------  -----------

   (301,695)  (1,005,776)    (466,029)     613,781       38,696      173,172      490,187        28,084      105,666
  4,666,310    7,242,152   (3,445,540)   4,130,792    6,986,213   (3,824,797)   6,555,902     7,656,793   (1,888,036)
 ----------  -----------  -----------   ----------   ----------  -----------   ----------    ----------  -----------
  4,364,615    6,236,376   (3,911,569)   4,744,573    7,024,909   (3,651,625)   7,046,089     7,684,877   (1,782,370)
 ----------  -----------  -----------   ----------   ----------  -----------   ----------    ----------  -----------
 $4,597,209  $ 6,547,878  $(3,729,881)  $4,594,584   $6,772,541  $(3,213,341)  $7,794,502    $7,565,889  $(1,871,839)
 ==========  ===========  ===========   ==========   ==========  ===========   ==========    ==========  ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                               T. ROWE PRICE LARGE CAP GROWTH      LEHMAN BROTHERS AGGREGATE BOND INDEX
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  --------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................  $   72,281   $   30,610  $    57,106   $1,838,871  $ 2,863,939   $1,283,105
Expenses:
  Mortality and expense charges...........     289,243      210,672      163,196      414,705      357,739      300,244
                                            ----------   ----------  -----------   ----------  -----------   ----------
Net investment (loss) income..............    (216,962)    (180,062)    (106,090)   1,424,166    2,506,200      982,861
                                            ----------   ----------  -----------   ----------  -----------   ----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     994,314     (489,389)    (317,124)     451,466    1,152,171      515,268
Change in unrealized appreciation
 (depreciation) of investments............   2,677,244    7,871,800   (5,333,848)     266,268   (2,185,014)   2,760,523
                                            ----------   ----------  -----------   ----------  -----------   ----------
Net realized and unrealized gains (losses)
 on investments...........................   3,671,558    7,382,411   (5,650,972)     717,734   (1,032,843)   3,275,791
                                            ----------   ----------  -----------   ----------  -----------   ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................  $3,454,596   $7,202,349  $(5,757,062)  $2,141,900  $ 1,473,357   $4,258,652
                                            ==========   ==========  ===========   ==========  ===========   ==========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

      MORGAN STANLEY EAFE INDEX                  RUSSELL 2000 INDEX                     MET/PUTNAM VOYAGER
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,   DECEMBER   DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002       31, 2004       2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $  202,506   $  280,223  $    59,278   $  141,315   $  134,309  $    74,869    $ 10,121    $       --  $        --
    230,962      158,241      123,406      255,946      163,522      104,600      79,068        58,697       39,278
 ----------   ----------  -----------   ----------   ----------  -----------    --------    ----------  -----------
    (28,456)     121,982      (64,128)    (114,631)     (29,213)     (29,731)    (68,947)      (58,697)     (39,278)
 ----------   ----------  -----------   ----------   ----------  -----------    --------    ----------  -----------
  1,189,725     (497,564)    (800,822)     973,061     (125,595)    (343,069)    (75,290)     (624,452)    (304,226)
  3,997,066    6,516,826   (1,274,363)   4,412,786    7,938,110   (2,545,881)    560,180     2,271,140   (1,227,374)
 ----------   ----------  -----------   ----------   ----------  -----------    --------    ----------  -----------
  5,186,791    6,019,262   (2,075,185)   5,385,847    7,812,515   (2,888,950)    484,890     1,646,688   (1,531,600)
 ----------   ----------  -----------   ----------   ----------  -----------    --------    ----------  -----------
 $5,158,335   $6,141,244  $(2,139,313)  $5,271,216   $7,783,302  $(2,918,681)   $415,943    $1,587,991  $(1,570,878)
 ==========   ==========  ===========   ==========   ==========  ===========    ========    ==========  ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                STATE STREET RESEARCH AURORA           METLIFE MID CAP STOCK INDEX
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends............................... $        --  $        --  $   127,494   $  237,989   $  100,611  $    42,658
Expenses:
  Mortality and expense charges...........     563,943      336,756      225,368      259,163      164,774       98,019
                                           -----------  -----------  -----------   ----------   ----------  -----------
Net investment (loss) income..............    (563,943)    (336,756)     (97,874)     (21,174)     (64,163)     (55,361)
                                           -----------  -----------  -----------   ----------   ----------  -----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     827,418      196,537       81,843      992,035       12,063      (23,095)
Change in unrealized appreciation
 (depreciation) of investments............   9,427,091   17,391,943   (6,958,922)   3,817,899    6,538,587   (2,089,536)
                                           -----------  -----------  -----------   ----------   ----------  -----------
Net realized and unrealized gains (losses)
 on investments...........................  10,254,509   17,588,480   (6,877,079)   4,809,934    6,550,650   (2,112,631)
                                           -----------  -----------  -----------   ----------   ----------  -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS............................... $ 9,690,566  $17,251,724  $(6,974,953)  $4,788,760   $6,486,487  $(2,167,992)
                                           ===========  ===========  ===========   ==========   ==========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

 FRANKLIN TEMPLETON SMALL CAP GROWTH    STATE STREET RESEARCH LARGE CAP VALUE            DAVIS VENTURE VALUE
         INVESTMENT DIVISION                     INVESTMENT DIVISION                     INVESTMENT DIVISION
-------------------------------------  ---------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003          2002          2004         2003         2002
------------ ------------ ------------ ------------ ------------ -------------- ------------ ------------ ------------
  $     --     $     --    $      --     $     --     $  8,880      $   869      $  151,001   $   69,175  $    91,596
    31,464       16,641        8,397       18,736        4,290          436         210,672      144,858       90,846
  --------     --------    ---------     --------     --------      -------      ----------   ----------  -----------
   (31,464)     (16,641)      (8,397)     (18,736)       4,590          433         (59,671)     (75,683)         750
  --------     --------    ---------     --------     --------      -------      ----------   ----------  -----------

    40,690      (19,016)     (42,766)     105,597       41,938       (3,284)        508,082     (213,900)    (188,804)
   404,946      796,643     (271,373)     229,787      156,144       (3,178)      2,678,225    5,610,390   (2,083,879)
  --------     --------    ---------     --------     --------      -------      ----------   ----------  -----------
   445,636      777,627     (314,139)     335,384      198,082       (6,462)      3,186,307    5,396,490   (2,272,683)
  --------     --------    ---------     --------     --------      -------      ----------   ----------  -----------
  $414,172     $760,986    $(322,536)    $316,648     $202,672      $(6,029)     $3,126,636   $5,320,807  $(2,271,933)
  ========     ========    =========     ========     ========      =======      ==========   ==========  ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                  LOOMIS SAYLES SMALL CAP         STATE STREET RESEARCH LARGE CAP GROWTH
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................   $     --    $       --   $   2,322     $     --    $    2,523  $        --
Expenses:
  Mortality and expense charges...........     44,015        28,298      18,464       30,183        26,251       13,698
                                             --------    ----------   ---------     --------    ----------  -----------
Net investment (loss) income..............    (44,015)      (28,298)    (16,142)     (30,183)      (23,728)     (13,698)
                                             --------    ----------   ---------     --------    ----------  -----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................    142,373       (88,636)   (106,829)     117,304       (63,998)     (57,097)
Change in unrealized appreciation
 (depreciation) of investments............    718,393     1,169,772    (414,868)     394,196     1,339,908     (983,355)
                                             --------    ----------   ---------     --------    ----------  -----------
Net realized and unrealized gains (losses)
 on investments...........................    860,766     1,081,136    (521,697)     511,500     1,275,910   (1,040,452)
                                             --------    ----------   ---------     --------    ----------  -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................   $816,751    $1,052,838   $(537,839)    $481,317    $1,252,182  $(1,054,150)
                                             ========    ==========   =========     ========    ==========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

         MFS INVESTORS TRUST                     MFS RESEARCH MANAGERS             STATE STREET RESEARCH BOND INCOME
         INVESTMENT DIVISION                      INVESTMENT DIVISION                     INVESTMENT DIVISION
-------------------------------------  ----------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD  FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED     JANUARY 1, 2004    ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31,  TO APRIL 30,   DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002          2004           2003         2002         2004         2003         2002
------------ ------------ ------------ --------------- ------------ ------------ ------------ ------------ ------------
  $  9,640     $  2,817    $   3,660      $  3,656       $  3,840     $    705   $ 5,389,446   $2,907,624   $4,937,322
    23,709       10,528        6,375         1,616          4,713        3,132       702,302      724,135      658,727
  --------     --------    ---------      --------       --------     --------   -----------   ----------   ----------
   (14,069)      (7,711)      (2,715)        2,040           (873)      (2,427)    4,687,144    2,183,489    4,278,595
  --------     --------    ---------      --------       --------     --------   -----------   ----------   ----------


    10,690       13,432      (71,866)       57,371         (4,462)     (30,794)    1,244,325      880,712     (378,655)
   322,040      221,187      (78,498)      (53,254)       112,414      (58,814)   (2,928,093)   1,572,001    2,444,438
  --------     --------    ---------      --------       --------     --------   -----------   ----------   ----------
   332,730      234,619     (150,364)        4,117        107,952      (89,608)   (1,683,768)   2,452,713    2,065,783
  --------     --------    ---------      --------       --------     --------   -----------   ----------   ----------
  $318,661     $226,908    $(153,079)     $  6,157       $107,079     $(92,035)  $ 3,003,376   $4,636,202   $6,344,378
  ========     ========    =========      ========       ========     ========   ===========   ==========   ==========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                      FI VALUE LEADERS                 HARRIS OAKMARK FOCUSED VALUE
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................   $  9,363     $ 1,560      $    527    $  318,400   $   24,204  $    15,621
Expenses:
  Mortality and expense charges...........      6,936       2,368           457       261,670      151,516       79,292
                                             --------     -------      --------    ----------   ----------  -----------
Net investment (loss) income..............      2,427        (808)           70        56,730     (127,312)     (63,671)
                                             --------     -------      --------    ----------   ----------  -----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     13,334      24,426        (9,596)      205,940       31,214       (9,588)
Change in unrealized appreciation
 (depreciation) of investments............    106,438      58,141        (4,285)    2,796,718    5,537,632     (938,481)
                                             --------     -------      --------    ----------   ----------  -----------
Net realized and unrealized gains (losses)
 on investments...........................    119,772      82,567       (13,881)    3,002,658    5,568,846     (948,069)
                                             --------     -------      --------    ----------   ----------  -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................   $122,199     $81,759      $(13,811)   $3,059,388   $5,441,534  $(1,011,740)
                                             ========     =======      ========    ==========   ==========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES     SALOMON BROTHERS U.S. GOVERNMENT       STATE STREET RESEARCH MONEY MARKET
          INVESTMENT DIVISION                           INVESTMENT DIVISION                     INVESTMENT DIVISION
--------------------------------------------- ---------------------------------------- -------------------------------------
FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD  FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED          ENDED       MAY 1, 2002 TO     ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED        ENDED
DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004           2003            2002           2004         2003          2002          2004         2003         2002
------------   ------------   --------------  ------------ ------------ -------------- ------------ ------------ ------------
  $185,168       $ 62,248        $ 83,495       $187,882     $ 91,740      $ 90,377      $291,356     $226,302    $ 527,338
    55,535         29,146          10,768         66,814       49,123        18,808       179,180      179,158      268,010
  --------       --------        --------       --------     --------      --------      --------     --------    ---------
   129,633         33,102          72,727        121,068       42,617        71,569       112,176       47,144      259,328
  --------       --------        --------       --------     --------      --------      --------     --------    ---------

    74,022         97,650             241          1,624       48,098        10,225            --           (1)    (628,588)
   217,644        233,146          62,351         55,424      (40,677)       83,661            --            1      611,711
  --------       --------        --------       --------     --------      --------      --------     --------    ---------
   291,666        330,796          62,592         57,048        7,421        93,886            --           --      (16,877)
  --------       --------        --------       --------     --------      --------      --------     --------    ---------
  $421,299       $363,898        $135,319       $178,116     $ 50,038      $165,455      $112,176     $ 47,144    $ 242,451
  ========       ========        ========       ========     ========      ========      ========     ========    =========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                                                                              MFS
                                                                  FI MID CAP OPPORTUNITIES               TOTAL RETURN
                                                                    INVESTMENT DIVISION               INVESTMENT DIVISION
                                                       ---------------------------------------------  -------------------
                                                         FOR THE PERIOD   FOR THE YEAR FOR THE PERIOD   FOR THE PERIOD
                                                       JANUARY 1, 2004 TO    ENDED     MAY 1, 2002 TO   MAY 3, 2004 TO
                                                           APRIL 30,      DECEMBER 31,  DECEMBER 31,     DECEMBER 31,
                                                              2004            2003          2002             2004
                                                       ------------------ ------------ -------------- -------------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends...........................................     $ 104,762        $ 14,470      $    --           $    --
EXPENSES:
  Mortality and expense charges.......................         4,465           4,632          333             1,443
                                                           ---------        --------      -------           -------
Net investment (loss) income..........................       100,297           9,838         (333)           (1,443)
                                                           ---------        --------      -------           -------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS:
Net realized (losses) gains from security transactions        45,260          19,777       (1,950)              429
Change in unrealized appreciation (depreciation) of
 investments..........................................      (195,305)        191,546        3,758            39,191
                                                           ---------        --------      -------           -------
Net realized and unrealized gains (losses) on
 investments..........................................      (150,045)        211,323        1,808            39,620
                                                           ---------        --------      -------           -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................     $ (49,748)       $221,161      $ 1,475           $38,177
                                                           =========        ========      =======           =======

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

                                           JANUS ASPEN                                                     AIM
          JANUS ASPEN GROWTH                BALANCED             INVESCO VIF EQUITY-INCOME        GOVERNMENT SECURITIES
         INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION            INVESTMENT DIVISION
-------------------------------------  ------------------- -------------------------------------  ---------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR FOR THE YEAR FOR THE YEAR    FOR THE PERIOD
   ENDED        ENDED        ENDED       MAY 3, 2004 TO       ENDED        ENDED        ENDED        MAY 3, 2004 TO
DECEMBER 31, DECEMBER 31, DECEMBER 31,    DECEMBER 31,     DECEMBER 31, DECEMBER 31, DECEMBER 31,     DECEMBER 31,
    2004         2003         2002            2004             2004         2003         2002             2004
------------ ------------ ------------ ------------------- ------------ ------------ ------------ ---------------------
 $   5,939    $    2,873   $     708           $ 4            $2,041      $ 1,951      $  2,157           $ 30
    17,727        13,156      10,078            --               951          662           638              1
 ---------    ----------   ---------           ---            ------      -------      --------           ----
   (11,788)      (10,283)     (9,370)            4             1,090        1,289         1,519             29
 ---------    ----------   ---------           ---            ------      -------      --------           ----

  (193,886)     (263,013)   (179,152)           --              (458)      (4,599)       (7,425)            (2)

   407,058     1,041,007    (329,490)            4             9,085       30,971       (21,641)           (20)
 ---------    ----------   ---------           ---            ------      -------      --------           ----

   213,172       777,994    (508,642)            4             8,627       26,372       (29,066)           (22)
 ---------    ----------   ---------           ---            ------      -------      --------           ----

 $ 201,384    $  767,711   $(518,012)          $ 8            $9,717      $27,661      $(27,547)          $  7
 =========    ==========   =========           ===            ======      =======      ========           ====

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                      AIM REAL ESTATE             FRANKLIN TEMPLETON INTERNATIONAL STOCK
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................   $ 29,870     $ 2,672      $ 1,881      $ 52,419     $ 50,493    $  44,446
Expenses:
  Mortality and expense charges...........      4,827         946        2,129        22,112       16,047       13,035
                                             --------     -------      -------      --------     --------    ---------
Net investment (loss) income..............     25,043       1,726         (248)       30,307       34,446       31,411
                                             --------     -------      -------      --------     --------    ---------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     54,384       7,645       12,032       153,352      (71,786)    (325,690)
Change in unrealized appreciation
 (depreciation) of investments............    204,103      41,591        3,016       613,265      947,139     (187,267)
                                             --------     -------      -------      --------     --------    ---------
Net realized and unrealized gains (losses)
 on investments...........................    258,487      49,236       15,048       766,617      875,353     (512,957)
                                             --------     -------      -------      --------     --------    ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................   $283,530     $50,962      $14,800      $796,924     $909,799    $(481,546)
                                             ========     =======      =======      ========     ========    =========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

       ALLIANCE GROWTH & INCOME                 ALLIANCE TECHNOLOGY                    FIDELITY CONTRAFUND
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $ 14,971     $ 11,419    $  27,692      $   --      $    --      $    --      $  1,770     $    830     $    187
    11,504        7,030        4,105          77          181           96         3,453        3,285        1,113
  --------     --------    ---------      ------      -------      -------      --------     --------     --------
     3,467        4,389       23,587         (77)        (181)         (96)       (1,683)      (2,455)        (926)
  --------     --------    ---------      ------      -------      -------      --------     --------     --------


     8,499      (27,592)     (18,278)        108         (931)        (519)       62,282        6,303         (348)
   301,218      441,306     (137,057)      2,247       13,613       (9,033)       45,971      139,867      (29,437)
  --------     --------    ---------      ------      -------      -------      --------     --------     --------
   309,717      413,714     (155,335)      2,355       12,682       (9,552)      108,253      146,170      (29,785)
  --------     --------    ---------      ------      -------      -------      --------     --------     --------
  $313,184     $418,103    $(131,748)     $2,278      $12,501      $(9,648)     $106,570     $143,715     $(30,711)
  ========     ========    =========      ======      =======      =======      ========     ========     ========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS


                                               FIDELITY ASSET MANAGER GROWTH                 FIDELITY GROWTH
                                                    INVESTMENT DIVISION                    INVESTMENT DIVISION
                                           -------------------------------------  -------------------------------------
                                           FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                               2004         2003         2002         2004         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................   $12,700      $ 8,346      $  3,640     $   354      $   174      $    132
Expenses:
  Mortality and expense charges...........     3,079        1,598           623       1,484        1,005           649
                                             -------      -------      --------     -------      -------      --------
Net investment (loss) income..............     9,621        6,748         3,017      (1,130)        (831)         (517)
                                             -------      -------      --------     -------      -------      --------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     3,245       (4,335)       (5,591)     (5,015)      (2,588)       (8,400)
Change in unrealized appreciation
 (depreciation) of investments............    19,246       59,143       (19,964)     17,311       63,146       (40,968)
                                             -------      -------      --------     -------      -------      --------
Net realized and unrealized gains (losses)
 on investments...........................    22,491       54,808       (25,555)     12,296       60,558       (49,368)
                                             -------      -------      --------     -------      -------      --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................   $32,112      $61,556      $(22,538)    $11,166      $59,727      $(49,885)
                                             =======      =======      ========     =======      =======      ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

     FIDELITY
    INVESTMENT           FIDELITY
    GRADE BOND         EQUITY-INCOME             AMERICAN FUNDS GROWTH                 AMERICAN FUNDS GROWTH-INCOME
INVESTMENT DIVISION INVESTMENT DIVISION           INVESTMENT DIVISION                      INVESTMENT DIVISION
------------------- ------------------- ---------------------------------------  ---------------------------------------
  FOR THE PERIOD                        FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
  MAY 3, 2004 TO      FOR THE PERIOD       ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
   DECEMBER 31,       MAY 3, 2004 TO    DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
       2004          DECEMBER 31, 2004      2004         2003          2002          2004         2003          2002
------------------- ------------------- ------------ ------------ -------------- ------------ ------------ --------------
       $ --                 $--          $   70,060   $   22,917   $     3,067    $  276,574   $  170,202   $    83,225
          4                   5             294,065      141,220        59,610       227,511      112,608        48,157
       ----                 ---          ----------   ----------   -----------    ----------   ----------   -----------
         (4)                 (5)           (224,005)    (118,303)      (56,543)       49,063       57,594        35,068
       ----                 ---          ----------   ----------   -----------    ----------   ----------   -----------

          8                  --              53,047     (100,817)      (49,022)       60,134      (26,406)      (51,319)

         12                  --           4,445,539    5,264,250    (1,636,890)    2,605,294    3,852,340    (1,122,854)
       ----                 ---          ----------   ----------   -----------    ----------   ----------   -----------

         20                  --           4,498,586    5,163,433    (1,685,912)    2,665,428    3,825,934    (1,174,173)
       ----                 ---          ----------   ----------   -----------    ----------   ----------   -----------


       $ 16                 $(5)         $4,274,581   $5,045,130   $(1,742,455)   $2,714,491   $3,883,528   $(1,139,105)
       ====                 ===          ==========   ==========   ===========    ==========   ==========   ===========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                           AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION       T. ROWE PRICE MID CAP GROWTH
                                                     INVESTMENT DIVISION                        INVESTMENT DIVISION
                                           ---------------------------------------    ---------------------------------------
                                           FOR THE YEAR   FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                                              ENDED          ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
                                           DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                               2004           2003          2002          2004         2003          2002
                                           ------------   ------------ -------------- ------------ ------------ --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends...............................  $       --     $   19,214    $  10,794      $     --     $     --     $   7,906
Expenses:
  Mortality and expense charges...........      73,946         27,847       12,245        35,600       17,818         6,944
                                            ----------     ----------    ---------      --------     --------     ---------
Net investment (loss) income..............     (73,946)        (8,633)      (1,451)      (35,600)     (17,818)          962
                                            ----------     ----------    ---------      --------     --------     ---------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security
 transactions.............................     169,126        (33,362)      35,746       (21,255)     (46,026)      (55,314)
Change in unrealized appreciation
 (depreciation) of investments............   1,710,690      1,513,502     (396,292)      874,468      776,010      (378,709)
                                            ----------     ----------    ---------      --------     --------     ---------
Net realized and unrealized gains (losses)
 on investments...........................   1,879,816      1,480,140     (360,546)      853,213      729,984      (434,023)
                                            ----------     ----------    ---------      --------     --------     ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                                 $1,805,870     $1,471,507    $(361,997)     $817,613     $712,166     $(433,061)
                                            ==========     ==========    =========      ========     ========     =========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

       MFS RESEARCH INTERNATIONAL                   PIMCO TOTAL RETURN                      PIMCO PEA INNOVATION
          INVESTMENT DIVISION                      INVESTMENT DIVISION                      INVESTMENT DIVISION
---------------------------------------  ---------------------------------------  ---------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
   ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER    DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2004         2003          2002          2004       31, 2003        2002          2004         2003          2002
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------ --------------
  $  5,870     $ 10,739      $  1,203     $1,210,628    $255,223      $     --     $   4,399    $       --    $      --
    17,381        7,953         3,324        130,372      79,517        28,120        45,242        21,608        9,521
  --------     --------      --------     ----------    --------      --------     ---------    ----------    ---------
   (11,511)       2,786        (2,121)     1,080,256     175,706       (28,120)      (40,843)      (21,608)      (9,521)
  --------     --------      --------     ----------    --------      --------     ---------    ----------    ---------

   226,740      148,987       (66,559)        58,068     175,963        60,373       (35,847)     (195,867)    (111,879)

   176,752      191,049        (2,664)      (439,697)    (25,434)      270,736      (200,859)    1,260,206     (652,366)
  --------     --------      --------     ----------    --------      --------     ---------    ----------    ---------

   403,492      340,036       (69,223)      (381,629)    150,529       331,109      (236,706)    1,064,339     (764,245)
  --------     --------      --------     ----------    --------      --------     ---------    ----------    ---------


  $391,981     $342,822      $(71,344)    $  698,627    $326,235      $302,989     $(277,549)   $1,042,731    $(773,766)
  ========     ========      ========     ==========    ========      ========     =========    ==========    =========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                        LORD ABBETT BOND DEBENTURE             MET/AIM MID CAP CORE EQUITY
                                           INVESTMENT DIVISION                     INVESTMENT DIVISION
                                  -------------------------------------  ---------------------------------------
                                  FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                                     ENDED        ENDED        ENDED        ENDED        ENDED     MAY 1, 2002 TO
                                  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                      2004         2003         2002         2004         2003          2002
                                  ------------ ------------ ------------ ------------ ------------ --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends......................  $  580,234   $  237,030  $ 1,046,301    $     --     $  8,411      $   291
Expenses:
  Mortality and expense
   charges.......................     106,961       84,212       73,020      12,732        4,773          638
                                   ----------   ----------  -----------    --------     --------      -------
Net investment (loss) income.....     473,273      152,818      973,281     (12,732)       3,638         (347)
                                   ----------   ----------  -----------    --------     --------      -------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions...........     291,351      193,651   (1,917,698)    127,885        6,414       (1,242)
Change in unrealized appreciation
 (depreciation) of investments...     258,228    1,482,057      942,025     100,268      140,733       (6,351)
                                   ----------   ----------  -----------    --------     --------      -------
Net realized and unrealized gains
 (losses) on investments.........     549,579    1,675,708     (975,673)    228,153      147,147       (7,593)
                                   ----------   ----------  -----------    --------     --------      -------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS                   $1,022,852   $1,828,526  $    (2,392)   $215,421     $150,785      $(7,940)
                                   ==========   ==========  ===========    ========     ========      =======

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

        MET/AIM SMALL CAP GROWTH               HARRIS OAKMARK INTERNATIONAL               JANUS AGGRESSIVE GROWTH
          INVESTMENT DIVISION                      INVESTMENT DIVISION                      INVESTMENT DIVISION
---------------------------------------  ---------------------------------------  ---------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
   ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2004         2003          2002          2004         2003          2002          2004         2003          2002
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------ --------------
  $    --      $     --      $    --       $  1,007     $  8,848      $   210       $     --    $       --    $      --

    7,126         2,947          281         15,179        2,473          298         40,203        25,914       13,648
  -------      --------      -------       --------     --------      -------       --------    ----------    ---------
   (7,126)       (2,947)        (281)       (14,172)       6,375          (88)       (40,203)      (25,914)     (13,648)
  -------      --------      -------       --------     --------      -------       --------    ----------    ---------

    6,508        66,977         (593)        87,469       72,432         (843)        40,466      (314,628)     (88,254)

   68,634        51,242       (4,322)       413,695       49,401       (2,920)       408,503     1,135,120     (439,373)
  -------      --------      -------       --------     --------      -------       --------    ----------    ---------

   75,142       118,219       (4,915)       501,164      121,833       (3,763)       448,969       820,492     (527,627)
  -------      --------      -------       --------     --------      -------       --------    ----------    ---------


  $68,016      $115,272      $(5,196)      $486,992     $128,208      $(3,851)      $408,766    $  794,578    $(541,275)
  =======      ========      =======       ========     ========      =======       ========    ==========    =========

                       METROPOLITAN LIFE SEPARATE UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                                                              NEUBERGER BERMAN
                                                                        LORD ABBETT GROWTH & INCOME              REAL ESTATE
                                                                            INVESTMENT DIVISION              INVESTMENT DIVISION
                                                                -------------------------------------------- -------------------
                                                                FOR THE YEAR FOR THE YEAR   FOR THE PERIOD     FOR THE PERIOD
                                                                   ENDED        ENDED     OCTOBER 1, 2002 TO   MAY 3, 2004 TO
                                                                DECEMBER 31, DECEMBER 31,    DECEMBER 31,       DECEMBER 31,
                                                                    2004         2003            2002               2004
                                                                ------------ ------------ ------------------ -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................    $  206       $   --           $ --             $ 73,660
Expenses:
  Mortality and expense charges................................       183           47             --                3,379
                                                                   ------       ------           ----             --------
Net investment (loss) income...................................        23          (47)            --               70,281
                                                                   ------       ------           ----             --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Net realized (losses) gains from security transactions.........        37           20             --                5,929
Change in unrealized appreciation (depreciation) of investments     3,095        3,750             --              124,804
                                                                   ------       ------           ----             --------
Net realized and unrealized gains (losses) on investments......     3,132        3,770             --              130,733
                                                                   ------       ------           ----             --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...............................................    $3,155       $3,723           $ --             $201,014
                                                                   ======       ======           ====             ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

    LORD ABBETT        THIRD AVENUE           DREYFUS             DREYFUS          GOLDMAN SACHS            MFS
   MID-CAP VALUE      SMALL CAP VALUE   INTERNATIONAL VALUE    APPRECIATION        MID CAP VALUE        HIGH INCOME
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
FOR THE PERIOD MAY  FOR THE PERIOD MAY  FOR THE PERIOD MAY    FOR THE PERIOD    FOR THE PERIOD MAY    FOR THE PERIOD
    3, 2004 TO          3, 2004 TO          3, 2004 TO        MAY 3, 2004 TO        3, 2004 TO        MAY 3, 2004 TO
   DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
       2004                2004                2004                2004                2004                2004
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $  6                $ 95               $1,264               $ 48               $1,224              $   --
         --                   1                    4                  3                    6                  87
       ----                ----               ------               ----               ------              ------
          6                  94                1,260                 45                1,218                 (87)
       ----                ----               ------               ----               ------              ------
         --                  21                   47                 --                    1                  69
         10                 (54)                (934)               217                 (464)              3,152
       ----                ----               ------               ----               ------              ------
         10                 (33)                (887)               217                 (463)              3,221
       ----                ----               ------               ----               ------              ------

       $ 16                $ 61               $  373               $262               $  755              $3,134
       ====                ====               ======               ====               ======              ======

    WELLS FARGO          WELLS FARGO
LARGE COMPANY GROWTH    EQUITY INCOME
INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- -------------------
   FOR THE PERIOD    FOR THE PERIOD MAY
   MAY 3, 2004 TO        3, 2004 TO
    DECEMBER 31,        DECEMBER 31,
        2004                2004
-------------------- -------------------
        $ --                $ --
           1                   1
        ----                ----
          (1)                 (1)
        ----                ----
           6                  10
          16                   3
        ----                ----
          22                  13
        ----                ----

        $ 21                $ 12
        ====                ====

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                              STATE STREET RESEARCH INVESTMENT TRUST       STATE STREET RESEARCH DIVERSIFIED
                                                        INVESTMENT DIVISION                       INVESTMENT DIVISION
                                             ----------------------------------------  ----------------------------------------
                                             FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                                ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                 2004          2003          2002          2004          2003          2002
                                             ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $   (545,868) $    (68,204) $   (969,448) $  2,567,571  $  7,511,522  $  3,558,999
  Net realized (losses) gains from security
   transactions.............................     (689,999)   (6,958,914)   (6,132,437)     (558,940)   (2,593,687)   (1,810,936)
  Change in unrealized appreciation
   (depreciation) of investments............   37,215,298    88,855,777   (90,883,953)   19,749,208    42,182,763   (41,694,719)
                                             ------------  ------------  ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets
   resulting from operations................   35,979,431    81,828,659   (97,985,838)   21,757,839    47,100,598   (39,946,656)
                                             ------------  ------------  ------------  ------------  ------------  ------------
From capital transactions:
  Net premiums..............................   62,785,148    67,707,999    78,160,135    50,420,345    52,190,961    54,194,120
  Redemptions...............................  (18,448,900)  (15,137,546)  (10,399,853)  (13,235,955)  (14,264,879)   (9,523,000)
  Net investment division transfers.........  (11,723,921)   (7,863,696)  (11,186,400)   (1,916,785)   (2,178,352)     (383,162)
  Other net transfers.......................  (35,862,546)  (36,428,084)  (38,309,389)  (30,882,102)  (31,835,294)  (32,044,615)
                                             ------------  ------------  ------------  ------------  ------------  ------------
  Net (decrease) increase in net assets
   resulting from capital transactions......   (3,250,219)    8,278,673    18,264,493     4,385,503     3,912,436    12,243,343
                                             ------------  ------------  ------------  ------------  ------------  ------------
NET CHANGE IN NET ASSETS....................   32,729,212    90,107,332   (79,721,345)   26,143,342    51,013,034   (27,703,313)
NET ASSETS - BEGINNING OF PERIOD............  367,087,301   276,979,969   356,701,314   289,033,387   238,020,353   265,723,666
                                             ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS - END OF PERIOD.................. $399,816,513  $367,087,301  $276,979,969  $315,176,729  $289,033,387  $238,020,353
                                             ============  ============  ============  ============  ============  ============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

 STATE STREET RESEARCH AGGRESSIVE GROWTH             METLIFE STOCK INDEX                    FI INTERNATIONAL STOCK
           INVESTMENT DIVISION                       INVESTMENT DIVISION                     INVESTMENT DIVISION
----------------------------------------  ----------------------------------------  -------------------------------------
FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED        ENDED        ENDED
DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004          2003          2002          2004          2003          2002          2004         2003         2002
------------  ------------  ------------  ------------  ------------  ------------  ------------ ------------ ------------
$ (1,651,256) $ (1,367,678) $ (1,263,240) $    174,194  $  3,387,558  $  2,705,145  $   235,897  $   (54,694) $    18,744
  (3,443,419)   (8,202,841)   (5,953,657)   (2,432,174)  (10,060,006)   (5,045,284)    (367,092)  (1,630,864)  (2,655,399)

  27,472,766    62,199,697   (44,703,891)   49,514,290   101,361,307   (82,559,071)   7,284,341   10,924,390   (4,418,288)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------

  22,378,091    52,629,178   (51,920,788)   47,256,310    94,688,859   (84,899,210)   7,153,146    9,238,832   (7,054,943)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  31,507,761    34,182,901    40,003,786   111,296,549   108,236,751   114,022,950    7,277,661    7,903,805    9,783,594
 (10,380,355)   (7,318,523)   (4,831,140)  (21,662,848)  (14,265,812)  (13,779,170)  (2,707,112)  (1,780,012)  (1,287,021)
  (5,174,527)   (5,104,646)   (6,485,783)    2,484,658   (11,228,029)   11,797,286   (3,803,574)    (552,252)  (2,781,604)
 (17,849,981)  (17,936,155)  (17,642,321)  (48,313,238)  (46,545,385)  (47,844,806)  (3,829,486)  (3,792,182)  (3,974,969)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  (1,897,102)    3,823,577    11,044,542    43,805,121    36,197,525    64,196,260   (3,062,511)   1,779,359    1,740,000
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  20,480,989    56,452,755   (40,876,246)   91,061,431   130,886,384   (20,702,950)   4,090,635   11,018,191   (5,314,943)
 187,268,373   130,815,618   171,691,864   457,114,347   326,227,963   346,930,913   43,984,289   32,966,098   38,281,041
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
$207,749,362  $187,268,373  $130,815,618  $548,175,778  $457,114,347  $326,227,963  $48,074,924  $43,984,289  $32,966,098
============  ============  ============  ============  ============  ============  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                     FI MID CAP OPPORTUNITIES              T. ROWE PRICE SMALL CAP GROWTH
                                                      INVESTMENT DIVISION (C)                    INVESTMENT DIVISION
                                             ----------------------------------------  --------------------------------------
                                             FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED         ENDED         ENDED         ENDED        ENDED        ENDED
                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004          2003          2002          2004         2003         2002
                                             ------------  ------------  ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $   (631,368) $ (1,297,757) $ (1,013,088) $  (530,571) $  (408,933) $   (333,372)
  Net realized (losses) gains from security
   transactions.............................     (717,628)   (1,145,184)   (5,163,698)     (69,548)    (326,259)     (347,510)
  Change in unrealized appreciation
   (depreciation) of investments............   33,098,684    46,019,342   (34,449,605)   7,181,746   18,001,752   (12,608,286)
                                             ------------  ------------  ------------  -----------  -----------  ------------
  Net increase (decrease) in net assets
   resulting from operations................   31,749,688    43,576,401   (40,626,391)   6,581,627   17,266,560   (13,289,168)
                                             ------------  ------------  ------------  -----------  -----------  ------------
From capital transactions:
  Net premiums..............................   48,069,931    53,673,455    64,528,237   12,623,285   12,642,407    14,372,408
  Redemptions...............................   (8,654,425)   (5,340,392)   (2,804,544)  (3,606,677)  (1,578,439)   (1,348,311)
  Net investment division transfers.........   (5,135,559)   (5,185,372)   (5,298,371)  (1,032,512)    (166,606)    1,749,269
  Other net transfers.......................  (20,781,515)  (21,665,579)  (21,964,497)  (5,720,496)  (5,656,171)   (5,565,937)
                                             ------------  ------------  ------------  -----------  -----------  ------------
  Net (decrease) increase in net assets
   resulting from capital transactions......   13,498,432    21,482,112    34,460,825    2,263,600    5,241,191     9,207,429
                                             ------------  ------------  ------------  -----------  -----------  ------------
NET CHANGE IN NET ASSETS....................   45,248,120    65,058,513    (6,165,566)   8,845,227   22,507,751    (4,081,739)
NET ASSETS - BEGINNING OF PERIOD............  184,078,088   119,019,575   125,185,141   63,188,807   40,681,056    44,762,795
                                             ------------  ------------  ------------  -----------  -----------  ------------
NET ASSETS - END OF PERIOD.................. $229,326,208  $184,078,088  $119,019,575  $72,034,034  $63,188,807  $ 40,681,056
                                             ============  ============  ============  ===========  ===========  ============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

        SCUDDER GLOBAL EQUITY              HARRIS OAKMARK LARGE CAP VALUE     NEUBERGER BERMAN PARTNERS MID CAP VALUE
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED         ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004          2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------  ------------ ------------
$   232,594  $   311,502  $   181,688  $  (149,989) $  (252,368) $   438,284  $   748,413   $  (118,988) $   (89,469)
   (301,695)  (1,005,776)    (466,029)     613,781       38,696      173,172      490,187        28,084      105,666
  4,666,310    7,242,152   (3,445,540)   4,130,792    6,986,213   (3,824,797)   6,555,902     7,656,793   (1,888,036)
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------

  4,597,209    6,547,878   (3,729,881)   4,594,584    6,772,541   (3,213,341)   7,794,502     7,565,889   (1,871,839)
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------
  5,683,708    6,014,790    7,029,500   13,168,295   11,430,624   10,115,432    9,617,754     8,682,614    8,172,686
 (1,588,385)  (1,735,572)    (936,418)  (2,460,777)    (991,704)    (287,586)  (2,004,438)     (629,059)  (1,215,338)
   (734,504)    (125,590)    (322,915)   3,020,747    1,835,698    6,291,525    4,985,822       650,401    2,321,678
 (2,471,269)  (2,481,721)  (2,670,700)  (4,693,326)  (4,616,084)  (4,169,815)  (4,123,930)   (3,610,116)  (3,236,171)
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------

    889,550    1,671,907    3,099,467    9,034,939    7,658,534   11,949,556    8,475,208     5,093,840    6,042,855
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------
  5,486,759    8,219,785     (630,414)  13,629,523   14,431,075    8,736,215   16,269,710    12,659,729    4,171,016
 28,695,718   20,475,933   21,106,347   37,503,629   23,072,554   14,336,339   30,945,551    18,285,822   14,114,806
-----------  -----------  -----------  -----------  -----------  -----------  -----------   -----------  -----------
$34,182,477  $28,695,718  $20,475,933  $51,133,152  $37,503,629  $23,072,554  $47,215,261   $30,945,551  $18,285,822
===========  ===========  ===========  ===========  ===========  ===========  ===========   ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                 T. ROWE PRICE LARGE CAP GROWTH      LEHMAN BROTHERS AGGREGATE BOND INDEX
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $  (216,962) $  (180,062) $  (106,090) $ 1,424,166  $ 2,506,200  $   982,861
  Net realized (losses) gains from security
   transactions.............................     994,314     (489,389)    (317,124)     451,466    1,152,171      515,268
  Change in unrealized appreciation
   (depreciation) of investments............   2,677,244    7,871,800   (5,333,848)     266,268   (2,185,014)   2,760,523
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................   3,454,596    7,202,349   (5,757,062)   2,141,900    1,473,357    4,258,652
                                             -----------  -----------  -----------  -----------  -----------  -----------
From capital transactions:
  Net premiums..............................   8,138,358    8,620,553    9,447,412   15,979,551   13,565,785   10,479,062
  Redemptions...............................  (6,471,579)    (982,056)    (125,856)  (4,291,570)  (1,812,183)  (1,839,866)
  Net investment division transfers.........   1,130,128      (78,277)     873,833    5,023,325   (6,698,353)   8,318,943
  Other net transfers.......................  (3,183,456)  (3,337,120)  (3,453,967)  (6,137,705)  (5,580,587)  (4,492,832)
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net (decrease) increase in net assets
   resulting from capital transactions......    (386,549)   4,223,100    6,741,422   10,573,601     (525,338)  12,465,307
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................   3,068,047   11,425,449      984,360   12,715,501      948,019   16,723,959
NET ASSETS - BEGINNING OF PERIOD............  33,520,334   22,094,885   21,110,525   54,994,307   54,046,288   37,322,329
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD.................. $36,588,381  $33,520,334  $22,094,885  $67,709,808  $54,994,307  $54,046,288
                                             ===========  ===========  ===========  ===========  ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

      MORGAN STANLEY EAFE INDEX                  RUSSELL 2000 INDEX                     MET/PUTNAM VOYAGER
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$   (28,456) $   121,982  $   (64,128) $  (114,631) $   (29,213) $   (29,731) $   (68,947) $   (58,697) $   (39,278)

  1,189,725     (497,564)    (800,822)     973,061     (125,595)    (343,069)     (75,290)    (624,452)    (304,226)

  3,997,066    6,516,826   (1,274,363)   4,412,786    7,938,110   (2,545,881)     560,180    2,271,140   (1,227,374)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

  5,158,335    6,141,244   (2,139,313)   5,271,216    7,783,302   (2,918,681)     415,943    1,587,991   (1,570,878)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  8,790,918    7,425,875    6,625,665    8,664,945    7,659,016    7,082,371    2,907,203    3,213,111    3,461,165
 (1,870,632)    (362,211)  (1,101,621)  (1,577,160)    (486,878)    (266,570)    (242,420)     (93,468)     (27,865)
   (311,398)     438,708    1,672,217      458,588      991,151    2,834,125     (199,548)    (151,453)     548,678
 (3,505,821)  (2,849,511)  (2,360,586)  (3,458,107)  (3,048,846)  (2,527,437)  (1,080,005)  (1,158,137)  (1,159,060)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

  3,103,067    4,652,861    4,835,675    4,088,266    5,114,443    7,122,489    1,385,230    1,810,053    2,822,918
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  8,261,402   10,794,105    2,696,362    9,359,482   12,897,745    4,203,808    1,801,173    3,398,044    1,252,040
 24,290,177   13,496,072   10,799,710   27,726,279   14,828,534   10,624,726    8,650,757    5,252,713    4,000,673
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
$32,551,579  $24,290,177  $13,496,072  $37,085,761  $27,726,279  $14,828,534  $10,451,930  $ 8,650,757  $ 5,252,713
===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                  STATE STREET RESEARCH AURORA           METLIFE MID CAP STOCK INDEX
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------

                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $  (563,943) $  (336,756) $   (97,874) $   (21,174) $   (64,163) $   (55,361)
  Net realized (losses) gains from security
   transactions.............................     827,418      196,537       81,843      992,035       12,063      (23,095)
  Change in unrealized appreciation
   (depreciation) of investments............   9,427,091   17,391,943   (6,958,922)   3,817,899    6,538,587   (2,089,536)
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................   9,690,566   17,251,724   (6,974,953)   4,788,760    6,486,487   (2,167,992)
                                             -----------  -----------  -----------  -----------  -----------  -----------
From capital transactions:
  Net premiums..............................  19,308,810   16,618,731   15,376,489    9,137,346    8,658,518    7,438,484
  Redemptions...............................  (2,545,879)    (920,139)    (302,359)  (1,570,548)    (315,294)    (109,971)
  Net investment division transfers.........   4,975,092    1,566,557    6,843,668      306,699      960,729    4,006,261
  Other net transfers.......................  (7,626,612)  (7,037,769)  (5,887,521)  (3,701,760)  (3,433,510)  (2,617,681)
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net (decrease) increase in net assets
   resulting from capital transactions......  14,111,411   10,227,380   16,030,277    4,171,737    5,870,443    8,717,093
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................  23,801,977   27,479,104    9,055,324    8,960,497   12,356,930    6,549,101
NET ASSETS - BEGINNING OF PERIOD............  56,539,662   29,060,558   20,005,234   27,924,887   15,567,957    9,018,856
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD.................. $80,341,639  $56,539,662  $29,060,558  $36,885,384  $27,924,887  $15,567,957
                                             ===========  ===========  ===========  ===========  ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

 FRANKLIN TEMPLETON SMALL CAP GROWTH    STATE STREET RESEARCH LARGE CAP VALUE           DAVIS VENTURE VALUE
         INVESTMENT DIVISION                     INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  --------------------------------------  -------------------------------------
                                                                    FOR THE
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR PERIOD MAY 1, FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        2002 TO       ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002          2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
 $  (31,464)  $  (16,641)  $   (8,397)  $  (18,736)  $    4,590    $    433    $   (59,671) $   (75,683) $       750

     40,690      (19,016)     (42,766)     105,597       41,938      (3,284)       508,082     (213,900)    (188,804)

    404,946      796,643     (271,373)     229,787      156,144      (3,178)     2,678,225    5,610,390   (2,083,879)
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------

    414,172      760,986     (322,536)     316,648      202,672      (6,029)     3,126,636    5,320,807   (2,271,933)
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------
  1,182,207      844,482      626,488      918,978      405,361      64,977      7,205,230    6,492,659    5,157,409
    (73,602)     (27,310)      (5,592)     (35,177)      (5,862)       (313)    (2,608,194)    (286,620)     (86,825)
    410,526      610,392      745,849    1,361,717      469,287     153,138      2,046,419    2,147,532    5,300,022
   (444,118)    (416,036)    (235,608)    (351,401)    (149,915)    (23,188)    (2,825,249)  (2,675,075)  (2,166,021)
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------

  1,075,013    1,011,528    1,131,137    1,894,117      718,871     194,614      3,818,206    5,678,496    8,204,585
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------
  1,489,185    1,772,514      808,601    2,210,765      921,543     188,585      6,944,842   10,999,303    5,932,652
  3,038,247    1,265,733      457,132    1,110,128      188,585          --     24,429,495   13,430,192    7,497,540
 ----------   ----------   ----------   ----------   ----------    --------    -----------  -----------  -----------
 $4,527,432   $3,038,247   $1,265,733   $3,320,893   $1,110,128    $188,585    $31,374,337  $24,429,495  $13,430,192
 ==========   ==========   ==========   ==========   ==========    ========    ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                    LOOMIS SAYLES SMALL CAP         STATE STREET RESEARCH LARGE CAP GROWTH
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------

                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income..............  $  (44,015)  $  (28,298)  $  (16,142)  $  (30,183)  $  (23,728) $   (13,698)
  Net realized (losses) gains from security
   transactions.............................     142,373      (88,636)    (106,829)     117,304      (63,998)     (57,097)
  Change in unrealized appreciation
   (depreciation) of investments............     718,393    1,169,772     (414,868)     394,196    1,339,908     (983,355)
                                              ----------   ----------   ----------   ----------   ----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................     816,751    1,052,838     (537,839)     481,317    1,252,182   (1,054,150)
                                              ----------   ----------   ----------   ----------   ----------  -----------
From capital transactions:
  Net premiums..............................   1,479,121    1,387,309    1,200,038    1,206,954    1,035,783       40,283
  Redemptions...............................    (139,707)     (49,105)     (11,815)      (7,273)          --           --
  Net investment division transfers.........     391,267      159,941      268,407      276,437          359    4,290,312
  Other net transfers.......................    (563,896)    (536,437)    (436,811)    (433,343)    (337,622)    (338,952)
                                              ----------   ----------   ----------   ----------   ----------  -----------
  Net (decrease) increase in net assets
   resulting from capital transactions......   1,166,785      961,708    1,019,819    1,042,775      698,520    3,991,643
                                              ----------   ----------   ----------   ----------   ----------  -----------
NET CHANGE IN NET ASSETS....................   1,983,536    2,014,546      481,980    1,524,092    1,950,702    2,937,493
NET ASSETS - BEGINNING OF PERIOD............   4,422,939    2,408,393    1,926,413    4,933,432    2,982,730       45,237
                                              ----------   ----------   ----------   ----------   ----------  -----------
NET ASSETS - END OF PERIOD..................  $6,406,475   $4,422,939   $2,408,393   $6,457,524   $4,933,432  $ 2,982,730
                                              ==========   ==========   ==========   ==========   ==========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

         MFS INVESTORS TRUST                      MFS RESEARCH MANAGERS               STATE STREET RESEARCH BOND INCOME
         INVESTMENT DIVISION                       INVESTMENT DIVISION                       INVESTMENT DIVISION
-------------------------------------  ------------------------------------------  --------------------------------------
                                            FOR THE
FOR THE YEAR FOR THE YEAR FOR THE YEAR PERIOD JANUARY 1, FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED          2004 TO         ENDED        ENDED        ENDED         ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31,     APRIL 30,     DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
    2004         2003         2002           2004            2003         2002         2004          2003         2002
------------ ------------ ------------ ----------------- ------------ ------------ ------------  ------------ ------------
 $  (14,069)  $   (7,711)  $  (2,715)      $   2,040       $   (873)   $  (2,427)  $  4,687,144  $ 2,183,489  $ 4,278,595

     10,690       13,432     (71,866)         57,371         (4,462)     (30,794)     1,244,325      880,712     (378,655)

    322,040      221,187     (78,498)        (53,254)       112,414      (58,814)    (2,928,093)   1,572,001    2,444,438
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------

    318,661      226,908    (153,079)          6,157        107,079      (92,035)     3,003,376    4,636,202    6,344,378
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------
    898,597      701,861     657,381          86,003        278,607      256,687     16,181,503   16,159,717   18,007,464
    (45,911)     (14,052)     (4,428)         (2,929)        (4,854)        (250)   (10,462,036)  (4,549,369)  (3,078,401)
    975,437      164,766     480,329        (725,791)        57,895      151,712     (8,366,427)  (3,340,166)   1,121,089
   (303,839)    (229,330)   (608,417)        (31,981)       (84,526)    (153,237)    (7,901,923)  (9,344,726)  (8,719,726)
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------

  1,524,284      623,245     524,865        (674,698)       247,122      254,912    (10,548,883)  (1,074,544)   7,330,426
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------
  1,842,945      850,153     371,786        (668,541)       354,201      162,877     (7,545,507)   3,561,658   13,674,804
  1,544,046      693,893     322,107         668,541        314,340      151,463     96,719,590   93,157,932   79,483,128
 ----------   ----------   ---------       ---------       --------    ---------   ------------  -----------  -----------
 $3,386,991   $1,544,046   $ 693,893       $      --       $668,541    $ 314,340   $ 89,174,083  $96,719,590  $93,157,932
 ==========   ==========   =========       =========       ========    =========   ============  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                        FI VALUE LEADERS                 HARRIS OAKMARK FOCUSED VALUE
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income..............  $    2,427    $   (808)    $     70   $    56,730  $  (127,312) $   (63,671)
  Net realized (losses) gains from security
   transactions.............................      13,334      24,426       (9,596)      205,940       31,214       (9,588)
  Change in unrealized appreciation
   (depreciation) of investments............     106,438      58,141       (4,285)    2,796,718    5,537,632     (938,481)
                                              ----------    --------     --------   -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................     122,199      81,759      (13,811)    3,059,388    5,441,534   (1,011,740)
                                              ----------    --------     --------   -----------  -----------  -----------
From capital transactions:
  Net premiums..............................     394,566     167,405       51,077     9,971,788    8,198,287    6,333,512
  Redemptions...............................      (3,529)    (10,046)          --      (683,199)    (450,269)    (161,171)
  Net investment division transfers.........     293,780     229,644       41,277     3,578,452    3,144,705    5,880,885
  Other net transfers.......................    (121,742)    (56,377)     (10,863)   (3,947,334)  (3,347,152)  (2,377,498)
                                              ----------    --------     --------   -----------  -----------  -----------
  Net (decrease) increase in net assets
   resulting from capital transactions......     563,075     330,626       81,491     8,919,707    7,545,571    9,675,728
                                              ----------    --------     --------   -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................     685,274     412,385       67,680    11,979,095   12,987,105    8,663,988
NET ASSETS - BEGINNING OF PERIOD............     505,283      92,898       25,218    25,865,638   12,878,533    4,214,545
                                              ----------    --------     --------   -----------  -----------  -----------
NET ASSETS - END OF PERIOD..................  $1,190,557    $505,283     $ 92,898   $37,844,733  $25,865,638  $12,878,533
                                              ==========    ========     ========   ===========  ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES    SALOMON BROTHERS U.S. GOVERNMENT      STATE STREET RESEARCH MONEY MARKET
         INVESTMENT DIVISION                           INVESTMENT DIVISION                     INVESTMENT DIVISION
--------------------------------------------  -------------------------------------  --------------------------------------
FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED           ENDED          ENDED          ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004            2003           2002           2004         2003         2002         2004         2003         2002
------------    ------------   ------------   ------------ ------------ ------------ ------------ ------------ ------------
$   129,633      $   33,102     $   72,727    $   121,068  $    42,617   $   71,569  $   112,176  $    47,144  $    259,328

     74,022          97,650            241          1,624       48,098       10,225           --           (1)     (628,588)

    217,644         233,146         62,351         55,424      (40,677)      83,661           --            1       611,711
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------

    421,299         363,898        135,319        178,116       50,038      165,455      112,176       47,144       242,451
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------
  2,921,606       1,996,763        890,271      3,283,565    3,454,837    1,641,232    6,959,659    4,560,820    25,769,284
   (184,201)       (108,331)       (17,732)      (178,344)    (137,457)     (35,283)  (6,466,006)  (1,186,158)   (4,958,930)
  1,525,465       1,486,748      1,049,918        190,342      916,767    2,382,469    2,796,932   (4,975,125)  (33,048,287)
 (1,104,691)       (749,672)      (348,947)    (1,300,443)  (1,344,693)    (637,762)  (1,587,065)  (1,910,867)   10,079,748
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------

  3,158,179       2,625,508      1,573,510      1,995,120    2,889,454    3,350,656    1,703,520   (3,511,330)   (2,158,185)
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------
  3,579,478       2,989,406      1,708,829      2,173,236    2,939,492    3,516,111    1,815,696   (3,464,186)   (1,915,734)
  5,163,069       2,173,663        464,834      7,304,902    4,365,410      849,299   27,346,427   30,810,613    32,726,347
-----------      ----------     ----------    -----------  -----------   ----------  -----------  -----------  ------------
$ 8,742,547      $5,163,069     $2,173,663    $ 9,478,138  $ 7,304,902   $4,365,410  $29,162,123  $27,346,427  $ 30,810,613
===========      ==========     ==========    ===========  ===========   ==========  ===========  ===========  ============

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                            FI MID CAP OPPORTUNITIES
                                                                               INVESTMENT DIVISION
                                                                   ------------------------------------------
                                                                   FOR THE PERIOD  FOR THE YEAR FOR THE PERIOD
                                                                   JANUARY 1, 2004    ENDED     MAY 1, 2002 TO
                                                                    TO APRIL 30,   DECEMBER 31,  DECEMBER 31,
                                                                        2004           2003          2002
                                                                   --------------- ------------ --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income....................................   $   100,297    $    9,838     $   (333)
  Net realized (losses) gains from security transactions..........        45,260        19,777       (1,950)
  Change in unrealized appreciation (depreciation) of investments.      (195,305)      191,546        3,758
                                                                     -----------    ----------     --------
  Net increase (decrease) in net assets resulting from operations.       (49,748)      221,161        1,475
                                                                     -----------    ----------     --------
From capital transactions:
  Net premiums....................................................       202,888       324,317       49,033
  Redemptions.....................................................        (8,599)      (43,946)         (19)
  Net investment division transfers...............................    (1,171,865)      537,734      149,230
  Other net transfers.............................................       (84,447)      (95,364)     (31,850)
                                                                     -----------    ----------     --------
  Net (decrease) increase in net assets resulting from capital
   transactions...................................................    (1,062,023)      722,741      166,394
                                                                     -----------    ----------     --------
NET CHANGE IN NET ASSETS..........................................    (1,111,771)      943,902      167,869
NET ASSETS - BEGINNING OF PERIOD..................................     1,111,771       167,869           --
                                                                     -----------    ----------     --------
NET ASSETS - END OF PERIOD........................................   $        --    $1,111,771     $167,869
                                                                     ===========    ==========     ========

                                                                           MFS
                                                                      TOTAL RETURN
                                                                   INVESTMENT DIVISION
                                                                   -------------------
                                                                     FOR THE PERIOD
                                                                     MAY 3, 2004 TO
                                                                      DECEMBER 31,
                                                                          2004
                                                                   -------------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income....................................      $ (1,443)
  Net realized (losses) gains from security transactions..........           429
  Change in unrealized appreciation (depreciation) of investments.        39,191
                                                                        --------
  Net increase (decrease) in net assets resulting from operations.        38,177
                                                                        --------
From capital transactions:
  Net premiums....................................................       133,508
  Redemptions.....................................................          (793)
  Net investment division transfers...............................       628,279
  Other net transfers.............................................       (32,244)
                                                                        --------
  Net (decrease) increase in net assets resulting from capital
   transactions...................................................       728,750
                                                                        --------
NET CHANGE IN NET ASSETS..........................................       766,927
NET ASSETS - BEGINNING OF PERIOD..................................            --
                                                                        --------
NET ASSETS - END OF PERIOD........................................      $766,927
                                                                        ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

                                           JANUS ASPEN                                                     AIM
          JANUS ASPEN GROWTH                BALANCED             INVESCO VIF EQUITY-INCOME        GOVERNMENT SECURITIES
         INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION            INVESTMENT DIVISION
-------------------------------------  ------------------- -------------------------------------  ---------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR FOR THE YEAR FOR THE YEAR    FOR THE PERIOD
   ENDED        ENDED        ENDED       MAY 3, 2004 TO       ENDED        ENDED        ENDED        MAY 3, 2004 TO
DECEMBER 31, DECEMBER 31, DECEMBER 31,    DECEMBER 31,     DECEMBER 31, DECEMBER 31, DECEMBER 31,     DECEMBER 31,
    2004         2003         2002            2004             2004         2003         2002             2004
------------ ------------ ------------ ------------------- ------------ ------------ ------------ ---------------------
 $  (11,788)  $  (10,283)  $   (9,370)        $  4           $  1,090     $  1,289     $  1,519          $   29
   (193,886)    (263,013)    (179,152)          --               (458)      (4,599)      (7,425)             (2)
    407,058    1,041,007     (329,490)           4              9,085       30,971      (21,641)            (20)
 ----------   ----------   ----------         ----           --------     --------     --------          ------
    201,384      767,711     (518,012)           8              9,717       27,661      (27,547)              7
 ----------   ----------   ----------         ----           --------     --------     --------          ------
    846,747      839,829      913,602          234             51,947       44,937       30,604           2,238
     (5,912)     (88,894)     (13,590)          --             (1,369)     (13,395)          --              --
    (96,893)      (5,665)      34,319           --                 --        6,492        7,548           2,151
   (168,584)    (176,510)    (211,649)          (5)            (4,782)      (6,352)      (8,020)            (86)
 ----------   ----------   ----------         ----           --------     --------     --------          ------

    575,358      568,760      722,682          229             45,796       31,682       30,132           4,303
 ----------   ----------   ----------         ----           --------     --------     --------          ------
    776,742    1,336,471      204,670          237             55,513       59,343        2,585           4,310
  3,499,893    2,163,422    1,958,752           --            184,406      125,063      122,478              --
 ----------   ----------   ----------         ----           --------     --------     --------          ------
 $4,276,635   $3,499,893   $2,163,422         $237           $239,919     $184,406     $125,063          $4,310
 ==========   ==========   ==========         ====           ========     ========     ========          ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                        AIM REAL ESTATE             FRANKLIN TEMPLETON INTERNATIONAL STOCK
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income..............  $   25,043    $  1,726     $   (248)   $   30,307   $   34,446   $   31,411
  Net realized (losses) gains from security
   transactions.............................      54,384       7,645       12,032       153,352      (71,786)    (325,690)
  Change in unrealized appreciation
   (depreciation) of investments............     204,103      41,591        3,016       613,265      947,139     (187,267)
                                              ----------    --------     --------    ----------   ----------   ----------
  Net increase (decrease) in net assets
   resulting from operations................     283,530      50,962       14,800       796,924      909,799     (481,546)
                                              ----------    --------     --------    ----------   ----------   ----------
From capital transactions:
  Net premiums..............................     652,190      20,763        9,629     1,157,933      571,285      937,164
  Redemptions...............................     (86,973)    (74,780)          --      (986,244)    (219,304)     (90,063)
  Net investment division transfers.........     306,861       8,373       64,182       542,291      342,850      643,475
  Other net transfers.......................     (26,160)     (5,943)       1,520      (264,753)    (163,132)    (163,651)
                                              ----------    --------     --------    ----------   ----------   ----------
  Net (decrease) increase in net assets
   resulting from capital transactions......     845,918     (51,587)      75,331       449,227      531,699    1,326,925
                                              ----------    --------     --------    ----------   ----------   ----------
NET CHANGE IN NET ASSETS....................   1,129,448        (625)      90,131     1,246,151    1,441,498      845,379
NET ASSETS - BEGINNING OF
 PERIOD.....................................     178,608     179,233       89,102     4,053,532    2,612,034    1,766,655
                                              ----------    --------     --------    ----------   ----------   ----------
NET ASSETS - END OF PERIOD..................  $1,308,056    $178,608     $179,233    $5,299,683   $4,053,532   $2,612,034
                                              ==========    ========     ========    ==========   ==========   ==========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

       ALLIANCE GROWTH & INCOME                 ALLIANCE TECHNOLOGY                    FIDELITY CONTRAFUND
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $    3,467   $    4,389   $   23,587    $    (77)    $  (181)     $   (96)    $  (1,683)   $  (2,455)    $   (926)

      8,499      (27,592)     (18,278)        108        (931)        (519)       62,282        6,303         (348)

    301,218      441,306     (137,057)      2,247      13,613       (9,033)       45,971      139,867      (29,437)
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------

    313,184      418,103     (131,748)      2,278      12,501       (9,648)      106,570      143,715      (30,711)
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------
    891,420      581,532      560,351       5,469      15,245       17,162       134,841       53,210       22,932
     (3,193)     (87,076)     (14,526)    (31,398)       (316)          --      (325,384)    (213,750)          --
     32,466       41,687      192,482          --         727           --        34,413      657,697      237,002
    (97,014)     (82,296)     (71,035)     (1,308)       (792)      (1,833)      (25,225)       3,584       (3,862)
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------

    823,679      453,847      667,272     (27,237)     14,864       15,329      (181,355)     500,741      256,072
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------
  1,136,863      871,950      535,524     (24,959)     27,365        5,681       (74,785)     644,456      225,361

  2,063,085    1,191,135      655,611      45,595      18,230       12,549       893,677      249,221       23,860
 ----------   ----------   ----------    --------     -------      -------     ---------    ---------     --------
 $3,199,948   $2,063,085   $1,191,135    $ 20,636     $45,595      $18,230     $ 818,892    $ 893,677     $249,221
 ==========   ==========   ==========    ========     =======      =======     =========    =========     ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                 FIDELITY ASSET MANAGER GROWTH                 FIDELITY GROWTH
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004         2003         2002         2004         2003         2002
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income..............   $  9,621     $  6,748     $  3,017     $ (1,130)    $   (831)    $   (517)
  Net realized (losses) gains from security
   transactions.............................      3,245       (4,335)      (5,591)      (5,015)      (2,588)      (8,400)
  Change in unrealized appreciation
   (depreciation) of investments............     19,246       59,143      (19,964)      17,311       63,146      (40,968)
                                               --------     --------     --------     --------     --------     --------
  Net increase (decrease) in net assets
   resulting from operations................     32,112       61,556      (22,538)      11,166       59,727      (49,885)
                                               --------     --------     --------     --------     --------     --------
From capital transactions:
  Net premiums..............................    261,139      194,197      105,094      110,310      101,957      102,972
  Redemptions...............................    (20,112)      (1,698)      (2,162)     (53,801)        (738)          --
  Net investment division transfers.........     38,214       74,992      (31,085)      12,180        6,224       (1,143)
  Other net transfers.......................    (39,605)     (27,293)     (12,942)      (4,852)      (4,423)      (5,581)
                                               --------     --------     --------     --------     --------     --------
  Net (decrease) increase in net assets
   resulting from capital transactions......    239,636      240,198       58,905       63,837      103,020       96,248
                                               --------     --------     --------     --------     --------     --------
NET CHANGE IN NET ASSETS....................    271,748      301,754       36,367       75,003      162,747       46,363
NET ASSETS - BEGINNING OF PERIOD............    432,629      130,875       94,508      296,358      133,611       87,248
                                               --------     --------     --------     --------     --------     --------
NET ASSETS - END OF PERIOD..................   $704,377     $432,629     $130,875     $371,361     $296,358     $133,611
                                               ========     ========     ========     ========     ========     ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

FIDELITY INVESTMENT      FIDELITY
    GRADE BOND         EQUITY-INCOME             AMERICAN FUNDS GROWTH                AMERICAN FUNDS GROWTH-INCOME
INVESTMENT DIVISION INVESTMENT DIVISION           INVESTMENT DIVISION                     INVESTMENT DIVISION
------------------- ------------------- ---------------------------------------  -------------------------------------
  FOR THE PERIOD      FOR THE PERIOD    FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE YEAR
  MAY 3, 2004 TO      MAY 3, 2004 TO       ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED        ENDED
   DECEMBER 31,        DECEMBER 31,     DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
       2004                2004             2004         2003          2002          2004         2003         2002
------------------- ------------------- ------------ ------------ -------------- ------------ ------------ ------------
      $    (4)            $    (5)      $  (224,005) $  (118,303)  $   (56,543)  $    49,063  $    57,594  $    35,068

            8                  --            53,047     (100,817)      (49,022)       60,134      (26,406)     (51,319)

           12                  --         4,445,539    5,264,250    (1,636,890)    2,605,294    3,852,340   (1,122,854)
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------

           16                  (5)        4,274,581    5,045,130    (1,742,455)    2,714,491    3,883,528   (1,139,105)
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------
        2,238               2,238        13,227,421    8,746,040     5,515,691    10,343,250    7,049,440    4,324,156
           --                  --          (620,701)    (274,455)      (51,220)     (577,432)    (184,181)     (62,519)
       10,966               7,499         7,788,495    5,353,241     5,147,713     5,800,181    3,708,586    4,404,613
          (99)                378        (4,857,964)  (3,102,038)   (2,053,980)   (3,947,698)  (2,495,963)  (1,573,001)
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------

       13,105              10,115        15,537,251   10,722,788     8,558,204    11,618,301    8,077,882    7,093,249
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------
       13,121              10,110        19,811,832   15,767,918     6,815,749    14,332,792   11,961,410    5,954,144
           --                  --        25,759,940    9,992,022     3,176,273    20,368,911    8,407,501    2,453,357
      -------             -------       -----------  -----------   -----------   -----------  -----------  -----------
      $13,121             $10,110       $45,571,772  $25,759,940   $ 9,992,022   $34,701,703  $20,368,911  $ 8,407,501
      =======             =======       ===========  ===========   ===========   ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                             AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION      T. ROWE PRICE MID CAP GROWTH
                                                      INVESTMENT DIVISION                        INVESTMENT DIVISION
                                             -----------------------------------------  -------------------------------------
                                             FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED          ENDED         ENDED         ENDED        ENDED        ENDED
                                             DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2004           2003          2002          2004         2003         2002
                                             ------------   ------------  ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $   (73,946)    $   (8,633)   $   (1,451)   $  (35,600)  $  (17,818)  $      962
  Net realized (losses) gains from security
   transactions.............................     169,126        (33,362)       35,746       (21,255)     (46,026)     (55,314)
  Change in unrealized appreciation
   (depreciation) of investments............   1,710,690      1,513,502      (396,292)      874,468      776,010     (378,709)
                                             -----------     ----------    ----------    ----------   ----------   ----------
  Net increase (decrease) in net assets
   resulting from operations................   1,805,870      1,471,507      (361,997)      817,613      712,166     (433,061)
                                             -----------     ----------    ----------    ----------   ----------   ----------
From capital transactions:
  Net premiums..............................   3,240,987      1,663,445     1,071,636     1,669,261    1,283,521      820,210
  Redemptions...............................    (154,532)       (60,720)       (8,869)     (112,831)     (26,453)      (1,344)
  Net investment division transfers.........   3,070,772      1,303,948     1,067,611     1,315,562      481,182      375,032
  Other net transfers.......................  (1,236,090)      (610,233)     (354,525)     (589,688)    (448,143)      47,743
                                             -----------     ----------    ----------    ----------   ----------   ----------
  Net (decrease) increase in net assets
   resulting from capital transactions......   4,921,137      2,296,440     1,775,853     2,282,304    1,290,107    1,241,641
                                             -----------     ----------    ----------    ----------   ----------   ----------
NET CHANGE IN NET ASSETS....................   6,727,007      3,767,947     1,413,856     3,099,917    2,003,273      808,580
NET ASSETS - BEGINNING OF PERIOD............   5,800,860      2,032,913       619,057     3,375,270    1,372,997      564,417
                                             -----------     ----------    ----------    ----------   ----------   ----------
NET ASSETS - END OF PERIOD.................. $12,527,867     $5,800,860    $2,032,913    $6,475,187   $3,375,270   $1,372,997
                                             ===========     ==========    ==========    ==========   ==========   ==========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

      MFS RESEARCH INTERNATIONAL                 PIMCO TOTAL RETURN                    PIMCO PEA INNOVATION
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004         2003         2002         2004         2003         2002         2004         2003         2002
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $  (11,511)  $    2,786    $ (2,121)  $ 1,080,256  $   175,706   $  (28,120)  $  (40,843)  $  (21,608)  $   (9,521)
    226,740      148,987     (66,559)       58,068      175,963       60,373      (35,847)    (195,867)    (111,879)

    176,752      191,049      (2,664)     (439,697)     (25,434)     270,736     (200,859)   1,260,206     (652,366)
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------

    391,981      342,822     (71,344)      698,627      326,235      302,989     (277,549)   1,042,731     (773,766)
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------
    654,113      514,658     323,700     5,789,117    5,176,301    1,998,260    1,896,573    1,268,741      931,879
    (49,447)     (15,626)     (1,956)     (352,146)    (300,049)     (31,798)     (90,002)     (47,295)      (7,020)
    530,150      140,125     254,704     2,455,515    3,254,351    3,693,012      570,609    1,385,317      627,449
   (243,185)    (198,441)    (28,935)   (2,268,320)  (1,973,454)    (851,347)    (731,284)    (437,762)    (258,151)
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------

    891,631      440,716     547,513     5,624,166    6,157,149    4,808,127    1,645,896    2,169,001    1,294,157
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------
  1,283,612      783,538     476,169     6,322,793    6,483,384    5,111,116    1,368,347    3,211,732      520,391
  1,497,220      713,682     237,513    12,697,066    6,213,682    1,102,566    4,480,813    1,269,081      748,690
 ----------   ----------    --------   -----------  -----------   ----------   ----------   ----------   ----------
 $2,780,832   $1,497,220    $713,682   $19,019,859  $12,697,066   $6,213,682   $5,849,160   $4,480,813   $1,269,081
 ==========   ==========    ========   ===========  ===========   ==========   ==========   ==========   ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                   LORD ABBETT BOND DEBENTURE              MET/AIM MID CAP CORE EQUITY
                                                       INVESTMENT DIVISION                     INVESTMENT DIVISION
                                             --------------------------------------  ---------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                                                ENDED        ENDED        ENDED         ENDED        ENDED     MAY 1, 2002 TO
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                 2004         2003         2002          2004         2003          2002
                                             ------------ ------------ ------------  ------------ ------------ --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.............. $   473,273  $   152,818  $    973,281   $  (12,732)  $   3,638      $   (347)
  Net realized (losses) gains from security
   transactions.............................     291,351      193,651    (1,917,698)     127,885       6,414        (1,242)
  Change in unrealized appreciation
   (depreciation) of investments............     258,228    1,482,057       942,025      100,268     140,733        (6,351)
                                             -----------  -----------  ------------   ----------   ---------      --------
  Net increase (decrease) in net assets
   resulting from operations................   1,022,852    1,828,526        (2,392)     215,421     150,785        (7,940)
                                             -----------  -----------  ------------   ----------   ---------      --------
From capital transactions:
  Net premiums..............................   2,983,780    2,591,207     2,717,585      685,733     376,221        70,763
  Redemptions...............................    (964,051)    (564,230)     (441,582)     (25,490)     (9,516)         (929)
  Net investment division transfers.........     337,183    1,098,872    11,021,486      562,287     345,361       212,616
  Other net transfers.......................  (1,084,450)  (1,180,205)  (13,341,702)    (302,486)   (126,899)      (21,530)
                                             -----------  -----------  ------------   ----------   ---------      --------
  Net (decrease) increase in net assets
   resulting from capital transactions......   1,272,462    1,945,644       (44,213)     920,044     585,167       260,920
                                             -----------  -----------  ------------   ----------   ---------      --------
NET CHANGE IN NET ASSETS....................   2,295,314    3,774,170       (46,605)   1,135,465     735,952       252,980
NET ASSETS - BEGINNING OF PERIOD............  12,846,410    9,072,240     9,118,845      988,932     252,980            --
                                             -----------  -----------  ------------   ----------   ---------      --------
NET ASSETS - END OF PERIOD.................. $15,141,724  $12,846,410  $  9,072,240   $2,124,397   $ 988,932      $252,980
                                             ===========  ===========  ============   ==========   =========      ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

        MET/AIM SMALL CAP GROWTH               HARRIS OAKMARK INTERNATIONAL               JANUS AGGRESSIVE GROWTH
          INVESTMENT DIVISION                      INVESTMENT DIVISION                      INVESTMENT DIVISION
---------------------------------------  ---------------------------------------  ---------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
   ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2004         2003          2002          2004         2003          2002          2004         2003          2002
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------ --------------
 $   (7,126)   $ (2,947)     $   (281)    $  (14,172)   $  6,375      $    (88)    $  (40,203)  $  (25,914)   $  (13,648)

      6,508      66,977          (593)        87,469      72,432          (843)        40,466     (314,628)      (88,254)

     68,634      51,242        (4,322)       413,695      49,401        (2,920)       408,503    1,135,120      (439,373)
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------

     68,016     115,272        (5,196)       486,992     128,208        (3,851)       408,766      794,578      (541,275)
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------
    398,392     201,753        30,362        717,538     111,653        59,332      1,751,040    1,735,338     1,597,876
    (10,096)     (5,605)         (129)       (18,505)       (357)         (178)       (82,547)     (28,560)      (23,600)
    177,443     286,464        84,320      2,229,550     446,278       122,434         96,192      112,849       546,414
   (133,848)    (70,229)        6,439       (265,382)    (22,736)      (27,767)      (602,774)    (614,940)     (542,904)
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------

    431,891     412,383       120,992      2,663,201     534,838       153,821      1,161,911    1,204,687     1,577,786
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------
    499,907     527,655       115,796      3,150,193     663,046       149,970      1,570,677    1,999,265     1,036,511
    643,451     115,796            --        813,016     149,970            --      4,086,776    2,087,511     1,051,000
 ----------    --------      --------     ----------    --------      --------     ----------   ----------    ----------
 $1,143,358    $643,451      $115,796     $3,963,209    $813,016      $149,970     $5,657,453   $4,086,776    $2,087,511
 ==========    ========      ========     ==========    ========      ========     ==========   ==========    ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               NEUBERGER BERMAN
                                                           LORD ABBETT GROWTH & INCOME            REAL ESTATE
                                                               INVESTMENT DIVISION            INVESTMENT DIVISION
                                                    ----------------------------------------- -------------------
                                                    FOR THE YEAR FOR THE YEAR FOR THE PERIOD    FOR THE PERIOD
                                                       ENDED        ENDED     OCTOBER 1, 2002   MAY 3, 2004 TO
                                                    DECEMBER 31, DECEMBER 31,   TO DECEMBER      DECEMBER 31,
                                                        2004         2003        31, 2002            2004
                                                    ------------ ------------ --------------- -------------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.....................   $    23      $   (47)         $--           $   70,281
  Net realized (losses) gains from security
   transactions....................................        37           20           --                5,929
  Change in unrealized appreciation (depreciation)
   of investments..................................     3,095        3,750           --              124,804
                                                      -------      -------          ---           ----------
  Net increase (decrease) in net assets resulting
   from operations.................................     3,155        3,723           --              201,014
                                                      -------      -------          ---           ----------
From capital transactions:
  Net premiums.....................................    15,555        4,885           --              228,551
  Redemptions......................................        --           --           --               (7,728)
  Net investment division transfers................    13,764       12,124           --            1,619,564
  Other net transfers..............................     1,681         (203)          --              (76,648)
                                                      -------      -------          ---           ----------
  Net (decrease) increase in net assets resulting
   from capital transactions.......................    31,000       16,806           --            1,763,739
                                                      -------      -------          ---           ----------
NET CHANGE IN NET ASSETS...........................    34,155       20,529           --            1,964,753
NET ASSETS - BEGINNING OF PERIOD...................    20,529           --           --                   --
                                                      -------      -------          ---           ----------
NET ASSETS - END OF PERIOD.........................   $54,684      $20,529          $--           $1,964,753
                                                      =======      =======          ===           ==========

                                                        LORD ABBETT
                                                       MID-CAP VALUE
                                                    INVESTMENT DIVISION
                                                    -------------------
                                                      FOR THE PERIOD
                                                      MAY 3, 2004 TO
                                                       DECEMBER 31,
                                                           2004
                                                    -------------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment (loss) income.....................        $  6
  Net realized (losses) gains from security
   transactions....................................          --
  Change in unrealized appreciation (depreciation)
   of investments..................................          10
                                                           ----
  Net increase (decrease) in net assets resulting
   from operations.................................          16
                                                           ----
From capital transactions:
  Net premiums.....................................         234
  Redemptions......................................          --
  Net investment division transfers................          --
  Other net transfers..............................          (4)
                                                           ----
  Net (decrease) increase in net assets resulting
   from capital transactions.......................         230
                                                           ----
NET CHANGE IN NET ASSETS...........................         246
NET ASSETS - BEGINNING OF PERIOD...................          --
                                                           ----
NET ASSETS - END OF PERIOD.........................        $246
                                                           ====

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

   THIRD AVENUE             DREYFUS               DREYFUS            GOLDMAN SACHS              MFS
  SMALL CAP VALUE     INTERNATIONAL VALUE      APPRECIATION          MID CAP VALUE          HIGH INCOME
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------   -------------------   -------------------   -------------------
  FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
  MAY 3, 2004 TO        MAY 3, 2004 TO        MAY 3, 2004 TO        MAY 3, 2004 TO        MAY 3, 2004 TO
   DECEMBER 31,          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
       2004                  2004                  2004                  2004                  2004
-------------------   -------------------   -------------------   -------------------   -------------------
      $   94                $ 1,260               $   45                $ 1,218               $   (87)
          21                     47                   --                      1                    69
         (54)                  (934)                 217                   (464)                3,152
      ------                -------               ------                -------               -------
          61                    373                  262                    755                 3,134
      ------                -------               ------                -------               -------
       2,238                  2,238                  341                     --                    --
          --                     --                   --                     --                    --
       2,151                 12,947                2,943                 12,663                48,923
         (43)                   (18)                (209)                (1,142)               (1,091)
      ------                -------               ------                -------               -------
       4,346                 15,167                3,075                 11,521                47,832
      ------                -------               ------                -------               -------
       4,407                 15,540                3,337                 12,276                50,966
          --                     --                   --                     --                    --
      ------                -------               ------                -------               -------
      $4,407                $15,540               $3,337                $12,276               $50,966
      ======                =======               ======                =======               =======

    WELLS FARGO            WELLS FARGO
LARGE COMPANY GROWTH      EQUITY INCOME
INVESTMENT DIVISION    INVESTMENT DIVISION
--------------------   -------------------
   FOR THE PERIOD        FOR THE PERIOD
   MAY 3, 2004 TO        MAY 3, 2004 TO
    DECEMBER 31,          DECEMBER 31,
        2004                  2004
--------------------   -------------------
       $   (1)               $   (1)
            6                    10
           16                     3
       ------                ------
           21                    12
       ------                ------
        2,238                 2,238
           --                    --
        2,151                 2,151
          (75)                  (60)
       ------                ------
        4,314                 4,329
       ------                ------
        4,335                 4,341
           --                    --
       ------                ------
       $4,335                $4,341
       ======                ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2004

1.  BUSINESS

Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on December 13, 1988 to support Metropolitan Life's operations with respect to certain variable universal life insurance policies ("Policies"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on January 5, 1990 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account supports six variable universal life insurance policies:
Flexible Premium Multifunded Life ("UL II"), MetLife Flexible Premium Variable Life ("MetFlex"), Group Variable Universal Life ("GVUL"), Flexible Premium Multifunded Life ("Equity Advantage VUL"), Variable Additional Insurance ("VAI") and Variable Additional Benefits Rider ("VABR").

The Separate Account is divided into eighty-five investment divisions. The separate account presently does not have assets invested in each of the investment divisions but each investment division is available as an investment option. Each investment division invests its assets exclusively in shares of corresponding portfolios, series or funds (with the same name) within the Metropolitan Fund, Janus Fund, AIM Funds, Franklin Fund, Alliance Fund, Fidelity Funds, American Fund, Met Investors Fund, American Century Fund, Delaware Fund, Dreyfus Fund, Goldman Sachs Fund, MFS Fund, Van Kampen Fund, or Wells Fargo Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable universal life policies is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

The table below presents the fund divisions within the Separate Account:

             State Street Research
              Investment Trust          Fidelity Contrafund
              Investment Division        Investment Division
             State Street Research      Fidelity Asset Manager
              Diversified Investment     Growth Investment
              Division                   Division
             State Street Research
              Aggressive Growth         Fidelity Growth
              Investment Division        Investment Division
             MetLife Stock Index        Fidelity Investment Grade
              Investment Division        Bond Investment Division
                                         (c)
             FI International Stock     Fidelity Equity-Income
              Investment Division        Investment Division (c)
             FI Mid Cap Opportunities   American Funds Growth
              Investment Division        Investment Division
             T. Rowe Price Small Cap    American Funds
              Growth Investment          Growth-Income Investment
              Division                   Division
             Scudder Global Equity      American Funds Global
              Investment Division        Small Capitalization
                                         Investment Division
             Harris Oakmark Large Cap   T. Rowe Price Mid Cap
              Value Investment Division  Growth Investment
                                         Division
             Neuberger Berman Partners  MFS Research
              Mid Cap Value Investment   International Investment
              Division                   Division
             T. Rowe Price Large Cap
              Growth Investment         PIMCO Total Return
              Division                   Investment Division
             Lehman Brothers Aggregate
              Bond Index Investment     PIMCO PEA Innovation
              Division                   Investment Division
             Morgan Stanley EAFE Index  Lord Abbett Bond
              Investment Division        Debenture Investment
                                         Division
             Russell 2000 Index         Met/AIM Mid Cap Core
              Investment Division        Equity Investment
                                         Division (a)
             Met/Putnam Voyager         Met/AIM Small Cap Growth
              Investment Division        Investment Division (a)
             State Street Research      Harris Oakmark
              Aurora Investment          International Investment
              Division                   Division (a)
             MetLife Mid Cap Stock      Janus Aggressive Growth
              Index Investment Division  Investment Division
             Franklin Templeton Small   Lord Abbett Growth &
              Cap Growth Investment      Income Investment
              Division                   Division (b)
             State Street Research      Neuberger Berman Real
              Large Cap Value            Estate Investment
              Investment Division (a)    Division (c)
             Davis Venture Value        Lord Abbett Growth
              Investment Division        Opportunities Investment
                                         Division (c)
             Loomis Sayles Small Cap    Lord Abbett Mid-Cap Value
              Investment Division        Investment Division (c)
             State Street Research      Third Avenue Small Cap
              Large Cap Growth           Value Investment
              Investment Division        Division (c)
             MFS Investors Trust        American Century
              Investment Division        International Investment
                                         Division (c)
             State Street Research
              Bond Income Investment    American Century Vista
              Division                   Investment Division (c)
             FI Value Leaders           American Century Value
              Investment Division        Investment Division (c)
             Harris Oakmark Focused     Delaware Small Cap Value
              Value Investment Division  Investment Division (c)
             Salomon Brothers
              Strategic Bond
              Opportunities Investment  Dreyfus Mid Cap Stock
              Division                   Investment Division (c)
             Salomon Brothers U.S.
              Government Investment     Dreyfus Emerging Leaders
              Division                   Investment Division (c)

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


1.  BUSINESS -- (CONTINUED)

             State Street Research      Dreyfus International
              Money Market Investment    Value Investment
              Division                   Division (c)
             MFS Total Return           Dreyfus Appreciation
              Investment Division (c)    Investment Division (c)
             Janus Aspen Growth         Goldman Sachs Mid Cap
              Investment Division        Value Investment
                                         Division (c)
             Janus Aspen Balanced       Goldman Sachs Core Small
              Investment Division (c)    Cap Equity Investment
                                         Division (c)
             Janus Aspen Capital
              Appreciation Investment   MFS Global Equity
              Division (c)               Investment Division (c)
             Invesco VIF Equity Income  MFS High Income
              Investment Division        Investment Division (c)
             AIM Government Securities  MFS Value Investment
              Investment Division (c)    Division (c)
             AIM Real Estate            MFS New Discovery
              Investment Division        Investment Division (c)
             Franklin Templeton
              International Stock       Van Kampen Government
              Investment Division        Investment Division (c)
             Franklin Templeton Growth  Wells Fargo Total Return
              Securities Investment      Bond Investment Division
              Division (c)               (c)
             Franklin Mutual Discovery  Wells Fargo Money Market
              Investment Division (c)    Investment Division (c)
             Alliance Growth & Income   Wells Fargo Asset
              Investment Division        Allocation Investment
                                         Division (c)
             Alliance Technology        Wells Fargo Growth
              Investment Division        Investment Division (c)
             Alliance U.S. Government   Wells Fargo Large Company
              Investment Division (c)    Growth Investment
                                         Division (c)
                                        Wells Fargo Equity Income
                                         Investment Division (c)

(a) Operations commenced on May 1, 2002, for five new investment divisions added to the Separate Account on that date.

(b) Operations commenced on October 31, 2002, for one new investment division added to the Separate Account on that date.

(c) Operations commenced on May 3, 2004, for thirty-five new investment divisions added to the Separate Account on that date.

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been provided in accordance with accounting principles generally accepted in the United States of America for variable universal life separate accounts registered as unit investment trusts.

A.  VALUATION OF INVESTMENTS

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

B.  SECURITY TRANSACTIONS

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

C.  FEDERAL INCOME TAXES

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

D.  NET PREMIUMS

       Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

D.  NET PREMIUMS -- (CONTINUED)

       income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

E.  USE OF ESTIMATES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

F.  PURCHASE PAYMENTS

       Purchase payments received by Metropolitan Life are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

3.  EXPENSES

With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 0.45% of the average daily values of the assets in the Separate Account for GVUL policies, 0.90% for UL II & UL 2001 policies, 0.75% for VAI and VABR policies less than $250,000, and 0.50% for VAI and VABR policies $250,000 and greater. A charge of 0.60% is assessed against the cash value of the assets in the separate account for MetFlex policies, 0.48% for MetFlex C policies and 0.40% for MetFlex Experience policies.

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and the proceeds from sales of investments for the year ended December 31, 2004 are as follows:

                                                                  PURCHASES  SALES
                                                                  --------- -------
                                                                   (IN THOUSANDS)
State Street Research Investment Trust Investment Division.......   22,300   25,718
State Street Research Diversified Investment Division............   21,941   15,354
State Street Research Aggressive Growth Investment Division......   10,234   13,655
MetLife Stock Index Investment Division..........................   71,689   27,010
FI International Stock Investment Division.......................    7,174    9,878
FI Mid Cap Opportunities Investment Division (c).................   20,605    6,601
T. Rowe Price Small Cap Growth Investment Division...............   10,008    8,136
Scudder Global Equity Investment Division........................    4,300    3,101
Harris Oakmark Large Cap Value Investment Division...............   13,190    4,304
Neuberger Berman Partners Mid Cap Value Investment Division......   11,604    2,274
T. Rowe Price Large Cap Growth Investment Division...............    7,322    7,790
Lehman Brothers Aggregate Bond Index Investment Division.........   19,113    7,060
Morgan Stanley EAFE Index Investment Division....................    9,604    6,349
Russell 2000 Index Investment Division...........................    8,183    4,176
Met/Putnam Voyager Investment Division...........................    1,793      416
State Street Research Aurora Investment Division.................   17,372    3,880
MetLife Mid Cap Stock Index Investment Division..................    9,379    5,203
Franklin Templeton Small Cap Growth Investment Division..........    1,487      446
State Street Research Large Cap Value Investment Division........    2,346      471
Davis Venture Value Investment Division..........................    7,790    3,996
Loomis Sayles Small Cap Investment Division......................    2,050      920
State Street Research Large Cap Growth Investment Division.......    2,621    1,613
MFS Investors Trust Investment Division..........................    1,600       87
MFS Research Managers Investment Division (a)....................      124      795
State Street Research Bond Income Investment Division............   22,635   28,566
FI Value Leaders Investment Division.............................      660       95
Harris Oakmark Focused Value Investment Division.................    9,902      954
Salomon Brothers Strategic Bond Opportunities Investment Division    3,816      532
Salomon Brothers U.S. Government Investment Division.............    3,191    1,078
State Street Research Money Market Investment Division...........   19,338   17,518
FI Mid Cap Opportunities Investment Division (a).................      864    1,826
MFS Total Return Investment Division (b).........................      745       18
Janus Aspen Growth Investment Division...........................      851      288
Janus Aspen Balanced Investment Division (b).....................     .238     .005
Invesco VIF Equity Income Investment Division....................       55        8
AIM Government Securities Investment Division....................        6        1
AIM Real Estate Investment Division..............................    1,249      370
Franklin Templeton International Stock Investment Division.......    2,177    1,684
Alliance Growth & Income Investment Division.....................      958      135
Alliance Technology Investment Division..........................        6       33
Fidelity Contrafund Investment Division..........................      235      422
Fidelity Asset Manager Growth Investment Division................      366      115
Fidelity Growth Investment Division..............................      125       64
Fidelity Investment Grade Bond Investment Division (b)...........       14        1
Fidelity Equity-Income Investment Division (b)...................        -        -
American Funds Growth Investment Division........................   16,126      343
American Funds Growth-Income Investment Division.................   12,321      472
American Funds Global Small Capitalization Investment Division...    5,531      668
T. Rowe Price Mid Cap Growth Investment Division.................    2,494      238
MFS Research International Investment Division...................    3,156    2,272
PIMCO Total Return Investment Division...........................    7,487      787
PIMCO PEA Innovation Investment Division.........................    2,475      857
Lord Abbett Bond Debenture Investment Division...................    4,897    3,028
Met/AIM Mid Cap Core Equity Investment Division..................    1,543      636
Met/AIM Small Cap Growth Investment Division.....................      642      218
Harris Oakmark International Investment Division.................    3,991    1,343
Janus Aggressive Growth Investment Division......................    1,441      304
Lord Abbett Growth & Income Investment Division..................       22     .124
Neuberger Berman Real Estate Investment Division (b).............    1,867       34
Lord Abbett Mid-Cap Value Investment Division (b)................     .242     .005
Third Avenue Small Cap Value Investment Division (b).............        6        1
Dreyfus International Value Investment Division (b)..............       18        1
Dreyfus Appreciation Investment Division (b).....................        3        -
Goldman Sachs Mid Cap Value Investment Division (b)..............       14     .047
MFS High Income Investment Division (b)..........................       49        1
Wells Fargo Large Company Growth Investment Division (b).........        6        1
Wells Fargo Equity Income Investment Division (b)................        6        1
                                                                   -------  -------
Total............................................................  415,117  224,146
                                                                   =======  =======

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                 STATE STREET RESEARCH STATE STREET RESEARCH STATE STREET RESEARCH       METLIFE
                                   INVESTMENT TRUST         DIVERSIFIED        AGGRESSIVE GROWTH       STOCK INDEX
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                 --------------------- --------------------- --------------------- -------------------
(IN THOUSANDS)
Outstanding at December, 2003...        16,151                12,881                11,833               25,747
Activity during 2004:
  Issued........................         3,924                 3,355                 2,393                9,696
  Redeemed......................        (3,568)               (2,781)               (2,451)              (5,967)
                                        ------                ------                ------               ------
Outstanding at December 31, 2004        16,507                13,455                11,775               29,476
                                        ======                ======                ======               ======

Outstanding at December, 2002...        15,060                12,268                11,447               22,140
Activity during 2003:
  Issued........................         5,136                 3,873                 3,343               10,343
  Redeemed......................        (4,045)               (3,260)               (2,957)              (6,736)
                                        ------                ------                ------               ------
Outstanding at December 31, 2003        16,151                12,881                11,833               25,747
                                        ======                ======                ======               ======

Outstanding at December, 2001...        13,264                11,138                10,503               17,015
Activity during 2002:
  Issued........................         5,072                 3,678                 3,343                9,909
  Redeemed......................        (3,276)               (2,548)               (2,399)              (4,784)
                                        ------                ------                ------               ------
Outstanding at December 31, 2002        15,060                12,268                11,447               22,140
                                        ======                ======                ======               ======

Outstanding at December 31, 2000        11,054                 9,234                 9,254               11,689
Activity during 2001:
  Issued........................         2,828                 2,200                 1,392                6,525
  Redeemed......................          (618)                 (296)                 (143)              (1,199)
                                        ------                ------                ------               ------
Outstanding at December 31, 2001        13,264                11,138                10,503               17,015
                                        ======                ======                ======               ======

                                         FI
                                 INTERNATIONAL STOCK
                                 INVESTMENT DIVISION
                                 -------------------
(IN THOUSANDS)
Outstanding at December, 2003...        3,484
Activity during 2004:
  Issued........................          836
  Redeemed......................       (1,079)
                                       ------
Outstanding at December 31, 2004        3,241
                                       ======

Outstanding at December, 2002...        3,296
Activity during 2003:
  Issued........................        1,224
  Redeemed......................       (1,036)
                                       ------
Outstanding at December 31, 2003        3,484
                                       ======

Outstanding at December, 2001...        3,106
Activity during 2002:
  Issued........................        1,176
  Redeemed......................         (986)
                                       ------
Outstanding at December 31, 2002        3,296
                                       ======

Outstanding at December 31, 2000        2,709
Activity during 2001:
  Issued........................        1,578
  Redeemed......................       (1,181)
                                       ------
Outstanding at December 31, 2001        3,106
                                       ======

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004, to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

      FI MID CAP           T. ROWE PRICE          SCUDDER         HARRIS OAKMARK       NEUBERGER BERMAN       T. ROWE PRICE
     OPPORTUNITIES       SMALL CAP GROWTH      GLOBAL EQUITY      LARGE CAP VALUE   PARTNERS MID CAP VALUE  LARGE CAP GROWTH
INVESTMENT DIVISION (C) INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
----------------------- ------------------- ------------------- ------------------- ---------------------- -------------------
        13,348                 5,032               2,140               3,060                1,946                 3,290
         3,916                 1,399                 582               1,554                1,038                 1,153
        (2,980)               (1,245)               (521)               (847)                (549)               (1,146)
        ------                ------               -----               -----                -----                ------
        14,284                 5,186               2,201               3,767                2,435                 3,297
        ======                ======               =====               =====                =====                ======

        11,521                 4,460               1,978               2,346                1,567                 2,853
         5,469                 1,729                 768               1,639                  892                 1,408
        (3,642)               (1,157)               (606)               (925)                (513)                 (971)
        ------                ------               -----               -----                -----                ------
        13,348                 5,032               2,140               3,060                1,946                 3,290
        ======                ======               =====               =====                =====                ======

         8,481                 3,561               2,000               1,242                1,076                 2,124
         5,867                 1,777                 687               1,697                  906                 1,289
        (2,827)                 (878)               (709)               (593)                (415)                 (560)
        ------                ------               -----               -----                -----                ------
        11,521                 4,460               1,978               2,346                1,567                 2,853
        ======                ======               =====               =====                =====                ======

         5,367                 2,995               1,848                 220                  456                   632
         3,701                   918                 209               1,076                  790                 2,004
          (587)                 (352)                (57)                (54)                (170)                 (512)
        ------                ------               -----               -----                -----                ------
         8,481                 3,561               2,000               1,242                1,076                 2,124
        ======                ======               =====               =====                =====                ======

  LEHMAN BROTHERS      MORGAN STANLEY
AGGREGATE BOND INDEX     EAFE INDEX
INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- -------------------
        4,064               2,676
        2,030               1,732
       (1,281)             (1,393)
       ------              ------
        4,813               3,015
       ======              ======

        4,147               2,044
        2,097               2,174
       (2,180)             (1,542)
       ------              ------
        4,064               2,676
       ======              ======

        3,153               1,352
        1,774               1,485
         (780)               (793)
       ------              ------
        4,147               2,044
       ======              ======

        1,730                 544
        2,267               1,865
         (844)             (1,057)
       ------              ------
        3,153               1,352
       ======              ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                       RUSSELL           MET/PUTNAM      STATE STREET RESEARCH     METLIFE MID
                                     2000 INDEX            VOYAGER              AURORA           CAP STOCK INDEX
                                 INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ------------------- --------------------- -------------------
(IN THOUSANDS)
Outstanding at December, 2003...        2,085               1,913                3,372                2,338
Activity during 2004:
  Issued........................        1,030                 770                1,705                1,212
  Redeemed......................         (734)               (481)                (913)                (892)
                                        -----               -----               ------                -----
Outstanding at December 31, 2004        2,381               2,202                4,164                2,658
                                        =====               =====               ======                =====

Outstanding at December, 2002...        1,614               1,463                2,599                1,762
Activity during 2003:
  Issued........................        1,138               1,235                1,832                1,301
  Redeemed......................         (667)               (785)              (1,059)                (725)
                                        -----               -----               ------                -----
Outstanding at December 31, 2003        2,085               1,913                3,372                2,338
                                        =====               =====               ======                =====

Outstanding at December, 2001...          920                 792                1,317                  867
Activity during 2002:
  Issued........................        1,015               1,075                1,944                1,231
  Redeemed......................         (321)               (404)                (662)                (336)
                                        -----               -----               ------                -----
Outstanding at December 31, 2002        1,614               1,463                2,599                1,762
                                        =====               =====               ======                =====

Outstanding at December 31, 2000          512                 131                  164                  210
Activity during 2001:
  Issued........................        1,181                 704                1,201                  693
  Redeemed......................         (773)                (43)                 (48)                 (36)
                                        -----               -----               ------                -----
Outstanding at December 31, 2001          920                 792                1,317                  867
                                        =====               =====               ======                =====

                                 FRANKLIN TEMPLETON
                                  SMALL CAP GROWTH
                                 INVESTMENT DIVISION
                                 -------------------
(IN THOUSANDS)
Outstanding at December, 2003...         329
Activity during 2004:
  Issued........................         240
  Redeemed......................        (129)
                                        ----
Outstanding at December 31, 2004         440
                                        ====

Outstanding at December, 2002...         198
Activity during 2003:
  Issued........................         266
  Redeemed......................        (135)
                                        ----
Outstanding at December 31, 2003         329
                                        ====

Outstanding at December, 2001...          52
Activity during 2002:
  Issued........................         215
  Redeemed......................         (69)
                                        ----
Outstanding at December 31, 2002         198
                                        ====

Outstanding at December 31, 2000          --
Activity during 2001:
  Issued........................          54
  Redeemed......................          (2)
                                        ----
Outstanding at December 31, 2001          52
                                        ====

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004, to December 31, 2004
(c) Formerly, Janus Mid Cap Value Investment Division

STATE STREET RESEARCH        DAVIS           LOOMIS SAYLES    STATE STREET RESEARCH         MFS                   MFS
   LARGE CAP VALUE       VENTURE VALUE         SMALL CAP        LARGE CAP GROWTH      INVESTORS TRUST      RESEARCH MANAGERS
 INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION (A)
--------------------- ------------------- ------------------- --------------------- ------------------- -----------------------
         103                 1,322                30                   721                  186                    81
         264                   446                17                   211                  272                    21
         (96)                 (402)               (9)                  (81)                 (91)                 (102)
         ---                 -----                --                   ---                 ----                  ----
         271                 1,366                38                   851                  367                    --
         ===                 =====                ==                   ===                 ====                  ====

          23                   901                18                   589                  104                    47
         147                   650                21                   200                  272                    54
         (67)                 (229)               (9)                  (68)                (190)                  (20)
         ---                 -----                --                   ---                 ----                  ----
         103                 1,322                30                   721                  186                    81
         ===                 =====                ==                   ===                 ====                  ====

          --                   297                11                     6                   43                    13
          27                   754                12                   624                  110                    73
          (4)                 (150)               (5)                  (41)                 (49)                  (39)
         ---                 -----                --                   ---                 ----                  ----
          23                   901                18                   589                  104                    47
         ===                 =====                ==                   ===                 ====                  ====

          --                    39                 2                    --                   --                    --
          --                   267                10                     6                   47                    83
          --                    (9)               (1)                   --                   (4)                  (70)
         ---                 -----                --                   ---                 ----                  ----
          --                   297                11                     6                   43                    13
         ===                 =====                ==                   ===                 ====                  ====

STATE STREET RESEARCH         FI
     BOND INCOME         VALUE LEADERS
 INVESTMENT DIVISION  INVESTMENT DIVISION
--------------------- -------------------
        5,517                  49
        1,298                  78
       (2,099)                (26)
       ------                 ---
        4,716                 101
       ======                 ===

        5,564                  12
        1,494                  75
       (1,541)                (38)
       ------                 ---
        5,517                  49
       ======                 ===

        4,202                   3
        2,094                  15
         (732)                 (6)
       ------                 ---
        5,564                  12
       ======                 ===

        3,980                  --
        1,197                   3
         (975)                 --
       ------                 ---
        4,202                   3
       ======                 ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                   HARRIS OAKMARK          SALOMON BROTHERS        SALOMON BROTHERS   STATE STREET RESEARCH
                                    FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES   U.S. GOVERNMENT       MONEY MARKET
                                 INVESTMENT DIVISION     INVESTMENT DIVISION      INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ---------------------------- ------------------- ---------------------
(IN THOUSANDS)
Outstanding at December, 2003...         115                      375                     559                 1,760
Activity during 2004:
  Issued........................          74                      412                     425                   965
  Redeemed......................         (35)                    (191)                   (279)                 (845)
                                         ---                     ----                    ----                ------
Outstanding at December 31, 2004         154                      596                     705                 1,880
                                         ===                     ====                    ====                ======

Outstanding at December, 2002...          76                      177                     340                 1,981
Activity during 2003:
  Issued........................          72                      430                     626                   526
  Redeemed......................         (33)                    (232)                   (407)                 (747)
                                         ---                     ----                    ----                ------
Outstanding at December 31, 2003         115                      375                     559                 1,760
                                         ===                     ====                    ====                ======

Outstanding at December, 2001...          23                       41                      71                 2,156
Activity during 2002:
  Issued........................          72                      195                     393                 1,770
  Redeemed......................         (19)                     (59)                   (124)               (1,945)
                                         ---                     ----                    ----                ------
Outstanding at December 31, 2002          76                      177                     340                 1,981
                                         ===                     ====                    ====                ======

Outstanding at December 31, 2000          --                       --                      --                 1,479
Activity during 2001:
  Issued........................          24                       42                      99                 2,983
  Redeemed......................          (1)                      (1)                    (28)               (2,306)
                                         ---                     ----                    ----                ------
Outstanding at December 31, 2001          23                       41                      71                 2,156
                                         ===                     ====                    ====                ======

                                           FI
                                  MID CAP OPPORTUNITIES
                                 INVESTMENT DIVISION (A)
                                 -----------------------
(IN THOUSANDS)
Outstanding at December, 2003...            96
Activity during 2004:
  Issued........................            78
  Redeemed......................          (174)
                                          ----
Outstanding at December 31, 2004            --
                                          ====

Outstanding at December, 2002...            21
Activity during 2003:
  Issued........................           107
  Redeemed......................           (32)
                                          ----
Outstanding at December 31, 2003            96
                                          ====

Outstanding at December, 2001...            --
Activity during 2002:
  Issued........................            22
  Redeemed......................            (1)
                                          ----
Outstanding at December 31, 2002            21
                                          ====

Outstanding at December 31, 2000            --
Activity during 2001:
  Issued........................            --
  Redeemed......................            --
                                          ----
Outstanding at December 31, 2001            --
                                          ====

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

          MFS               JANUS ASPEN           JANUS ASPEN           INVESCO VIF               AIM
     TOTAL RETURN             GROWTH               BALANCED            EQUITY INCOME     GOVERNMENT SECURITIES
INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION (B)
----------------------- ------------------- ----------------------- ------------------- -----------------------
          --                    435                      --                 19                       --
          79                    110                 0.02235                  6                  0.42839
          (9)                   (36)               (0.00051)                (1)                (0.00834)
          --                   ----                --------                 --                 --------
          70                    509                 0.02184                 24                  0.42005
          ==                   ====                ========                 ==                 ========

          --                    354                      --                 15                       --
          --                    123                      --                  6                       --
          --                    (42)                     --                 (2)                      --
          --                   ----                --------                 --                 --------
          --                    435                      --                 19                       --
          ==                   ====                ========                 ==                 ========

          --                    236                      --                 12                       --
          --                    149                      --                  5                       --
          --                    (31)                     --                 (2)                      --
          --                   ----                --------                 --                 --------
          --                    354                      --                 15                       --
          ==                   ====                ========                 ==                 ========

          --                    473                      --                  2                       --
          --                     84                      --                 12                       --
          --                   (321)                     --                 (2)                      --
          --                   ----                --------                 --                 --------
          --                    236                      --                 12                       --
          ==                   ====                ========                 ==                 ========

        AIM         FRANKLIN TEMPLETON       ALLIANCE
    REAL ESTATE     INTERNATIONAL STOCK   GROWTH & INCOME
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------
         10                 403                 197
         55                 184                  90
        (10)               (143)                (12)
        ---                ----                 ---
         55                 444                 275
        ===                ====                 ===

         14                 344                 150
          2                 118                  67
         (6)                (59)                (20)
        ---                ----                 ---
         10                 403                 197
        ===                ====                 ===

          7                 189                  65
         61                 183                  95
        (54)                (28)                (10)
        ---                ----                 ---
         14                 344                 150
        ===                ====                 ===

         10                  99                   6
          1                 118                  60
         (4)                (28)                 (1)
        ---                ----                 ---
          7                 189                  65
        ===                ====                 ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                      ALLIANCE            FIDELITY             FIDELITY            FIDELITY
                                     TECHNOLOGY          CONTRAFUND      ASSET MANAGER GROWTH       GROWTH
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ------------------- -------------------- -------------------
(IN THOUSANDS)
Outstanding at December, 2003...          10                  97                  54                   47
Activity during 2004:
  Issued........................           1                  19                  37                   20
  Redeemed......................          (7)                (39)                 (8)                 (10)
                                         ---                 ---                  --                  ---
Outstanding at December 31, 2004           4                  77                  83                   57
                                         ===                 ===                  ==                  ===

Outstanding at December, 2002...           6                  35                  20                   28
Activity during 2003:
  Issued........................           5                  90                  39                   20
  Redeemed......................          (1)                (28)                 (5)                  (1)
                                         ---                 ---                  --                  ---
Outstanding at December 31, 2003          10                  97                  54                   47
                                         ===                 ===                  ==                  ===

Outstanding at December, 2001...           2                   3                  13                   13
Activity during 2002:
  Issued........................           4                  33                  15                   18
  Redeemed......................          --                  (1)                 (8)                  (3)
                                         ---                 ---                  --                  ---
Outstanding at December 31, 2002           6                  35                  20                   28
                                         ===                 ===                  ==                  ===

Outstanding at December 31, 2000          --                  --                  --                   --
Activity during 2001:
  Issued........................          26                   3                  14                   17
  Redeemed......................         (24)                 --                  (1)                  (4)
                                         ---                 ---                  --                  ---
Outstanding at December 31, 2001           2                   3                  13                   13
                                         ===                 ===                  ==                  ===

                                        FIDELITY                FIDELITY
                                  INVESTMENT GRADE BOND       EQUITY-INCOME
                                 INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
                                 ----------------------- -----------------------
(IN THOUSANDS)
Outstanding at December, 2003...           --                      --
Activity during 2004:
  Issued........................            1                       1
  Redeemed......................           --                      --
                                           --                      --
Outstanding at December 31, 2004            1                       1
                                           ==                      ==

Outstanding at December, 2002...           --                      --
Activity during 2003:
  Issued........................           --                      --
  Redeemed......................           --                      --
                                           --                      --
Outstanding at December 31, 2003           --                      --
                                           ==                      ==

Outstanding at December, 2001...           --                      --
Activity during 2002:
  Issued........................           --                      --
  Redeemed......................           --                      --
                                           --                      --
Outstanding at December 31, 2002           --                      --
                                           ==                      ==

Outstanding at December 31, 2000           --                      --
Activity during 2001:
  Issued........................           --                      --
  Redeemed......................           --                      --
                                           --                      --
Outstanding at December 31, 2001           --                      --
                                           ==                      ==

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

  AMERICAN FUNDS      AMERICAN FUNDS          AMERICAN FUNDS           T. ROWE PRICE             MFS
      GROWTH           GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION   MID CAP GROWTH    RESEARCH INTERNATIONAL
INVESTMENT DIVISION INVESTMENT DIVISION     INVESTMENT DIVISION     INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- --------------------------- ------------------- ----------------------
        417                 525                     378                     527                   151
        379                 469                     517                     519                   416
       (139)               (183)                   (219)                   (190)                 (332)
       ----                ----                    ----                    ----                  ----
        657                 811                     676                     856                   235
       ====                ====                    ====                    ====                  ====

        221                 287                     203                     294                    95
        313                 387                     375                     387                   397
       (117)               (149)                   (200)                   (154)                 (341)
       ----                ----                    ----                    ----                  ----
        417                 525                     378                     527                   151
       ====                ====                    ====                    ====                  ====

         53                  68                      49                      68                    28
        217                 287                     226                     328                   239
        (49)                (68)                    (72)                   (102)                 (172)
       ----                ----                    ----                    ----                  ----
        221                 287                     203                     294                    95
       ====                ====                    ====                    ====                  ====

         --                  --                      --                      --                    --
         67                  76                      55                      71                   113
        (14)                 (8)                     (6)                     (3)                  (85)
       ----                ----                    ----                    ----                  ----
         53                  68                      49                      68                    28
       ====                ====                    ====                    ====                  ====

       PIMCO             PIMCO PEA          LORD ABBETT
   TOTAL RETURN         INNOVATION        BOND DEBENTURE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------
       1,042                 932                 963
         865                 889                 444
        (424)               (548)               (392)
       -----               -----               -----
       1,483               1,273               1,015
       =====               =====               =====

         534                 416                 813
       1,055                 896                 478
        (547)               (380)               (328)
       -----               -----               -----
       1,042                 932                 963
       =====               =====               =====

         103                 121                 811
         623                 437                 216
        (192)               (142)               (214)
       -----               -----               -----
         534                 416                 813
       =====               =====               =====

          --                  --                 603
         123                 128                 291
         (20)                 (7)                (83)
       -----               -----               -----
         103                 121                 811
       =====               =====               =====

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                       MET/AIM             MET/AIM         HARRIS OAKMARK           JANUS
                                 MID CAP CORE EQUITY  SMALL CAP GROWTH      INTERNATIONAL     AGGRESSIVE GROWTH
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
(IN THOUSANDS)
Outstanding at December, 2003...          92                  60                  72                  583
Activity during 2004:
  Issued........................         172                  80                 431                  350
  Redeemed......................         (92)                (39)               (214)                (191)
                                         ---                 ---                ----                -----
Outstanding at December 31, 2004         172                 101                 289                  742
                                         ===                 ===                ====                =====

Outstanding at December, 2002...          30                  15                  18                  390
Activity during 2003:
  Issued........................          96                  99                 180                1,093
  Redeemed......................         (34)                (54)               (126)                (900)
                                         ---                 ---                ----                -----
Outstanding at December 31, 2003          92                  60                  72                  583
                                         ===                 ===                ====                =====

Outstanding at December, 2001...          --                  --                  --                  136
Activity during 2002:
  Issued........................          33                  17                  22                  414
  Redeemed......................          (3)                 (2)                 (4)                (160)
                                         ---                 ---                ----                -----
Outstanding at December 31, 2002          30                  15                  18                  390
                                         ===                 ===                ====                =====

Outstanding at December 31, 2000          --                  --                  --                   --
Activity during 2001:
  Issued........................          --                  --                  --                  162
  Redeemed......................          --                  --                  --                  (26)
                                         ---                 ---                ----                -----
Outstanding at December 31, 2001          --                  --                  --                  136
                                         ===                 ===                ====                =====

                                     LORD ABBETT        NEUBERGER BERMAN
                                   GROWTH & INCOME         REAL ESTATE
                                 INVESTMENT DIVISION INVESTMENT DIVISION (B)
                                 ------------------- -----------------------
(IN THOUSANDS)
Outstanding at December, 2003...          3                     --
Activity during 2004:
  Issued........................          3                    172
  Redeemed......................         --                    (20)
                                         --                    ---
Outstanding at December 31, 2004          6                    152
                                         ==                    ===

Outstanding at December, 2002...         --                     --
Activity during 2003:
  Issued........................          3                     --
  Redeemed......................         --                     --
                                         --                    ---
Outstanding at December 31, 2003          3                     --
                                         ==                    ===

Outstanding at December, 2001...         --                     --
Activity during 2002:
  Issued........................         --                     --
  Redeemed......................         --                     --
                                         --                    ---
Outstanding at December 31, 2002         --                     --
                                         ==                    ===

Outstanding at December 31, 2000         --                     --
Activity during 2001:
  Issued........................         --                     --
  Redeemed......................         --                     --
                                         --                    ---
Outstanding at December 31, 2001         --                     --
                                         ==                    ===

--------
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

      LORD ABBETT            THIRD AVENUE               DREYFUS                 DREYFUS              GOLDMAN SACHS
     MID-CAP VALUE          SMALL CAP VALUE       INTERNATIONAL VALUE        APPRECIATION            MID CAP VALUE
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
----------------------- ----------------------- ----------------------- ----------------------- -----------------------
             --                      --                   --                         --                   --
        0.02145                  0.3729                    1                    0.33635                    1
       (0.00050)                (0.0074)                  --                   (0.01209)                  --
       --------                 -------                   --                   --------                   --
        0.02095                  0.3655                    1                    0.32426                    1
       ========                 =======                   ==                   ========                   ==

             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
       --------                 -------                   --                   --------                   --
             --                      --                   --                         --                   --
       ========                 =======                   ==                   ========                   ==

             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
       --------                 -------                   --                   --------                   --
             --                      --                   --                         --                   --
       ========                 =======                   ==                   ========                   ==

             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
             --                      --                   --                         --                   --
       --------                 -------                   --                   --------                   --
             --                      --                   --                         --                   --
       ========                 =======                   ==                   ========                   ==

          MFS                 WELLS FARGO             WELLS FARGO
      HIGH INCOME        LARGE COMPANY GROWTH        EQUITY INCOME
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
----------------------- ----------------------- -----------------------
          --                         --                      --
           5                    0.42421                 0.40988
          --                   (0.00825)               (0.00803)
          --                   --------                --------
           5                    0.41596                 0.40184
          ==                   ========                ========

          --                         --                      --
          --                         --                      --
          --                         --                      --
          --                   --------                --------
          --                         --                      --
          ==                   ========                ========

          --                         --                      --
          --                         --                      --
          --                         --                      --
          --                   --------                --------
          --                         --                      --
          ==                   ========                ========

          --                         --                      --
          --                         --                      --
          --                         --                      --
          --                   --------                --------
          --                         --                      --
          ==                   ========                ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                   STATE STREET RESEARCH STATE STREET RESEARCH
                                                                     INVESTMENT TRUST         DIVERSIFIED
                                                                    INVESTMENT DIVISION   INVESTMENT DIVISION
                                                                   --------------------- ---------------------
2004
Units (In Thousands)..............................................             16,507                13,455
Unit Fair Value, Lowest to Highest (1)............................   $11.71 to $36.38      $12.79 to $32.95
Net Assets (In Thousands).........................................           $399,817              $315,177
Investment Income Ratio to Net Assets (2).........................              0.71%                 1.83%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%        0.40% to 0.90%
Total Return, Lowest to Highest (4)...............................    9.87% to 10.86%        7.54% to 8.51%
2003
Units (In Thousands)..............................................             16,151                12,881
Unit Fair Value, Lowest to Highest (1)............................   $10.57 to $33.12      $11.79 to $30.64
Net Assets (In Thousands).........................................           $367,087              $289,033
Investment Income Ratio to Net Assets (2).........................              0.83%                 3.73%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%        0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................   29.08% to 30.24%      19.48% to 20.56%
2002
Units (In Thousands)..............................................             15,060                12,268
Unit Fair Value, Lowest to Highest (1)............................    $8.11 to $25.66       $9.78 to $25.64
Net Assets (In Thousands).........................................           $276,980              $238,020
Investment Income Ratio to Net Assets (2).........................              0.54%                 2.27%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%        0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................       -27% to -26%          -15% to -14%
2001
Units (In Thousands)..............................................             13,264                11,138
Unit Fair Value, Lowest to Highest (1)............................   $10.98 to $35.04      $11.35 to $30.04
Net Assets (In Thousands).........................................           $356,701              $265,724
Investment Income Ratio to Net Assets (2).........................             13.53%                 9.67%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%        0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................       -18% to -17%            -7% to -6%

                                                                   STATE STREET RESEARCH       METLIFE
                                                                     AGGRESSIVE GROWTH       STOCK INDEX
                                                                    INVESTMENT DIVISION  INVESTMENT DIVISION
                                                                   --------------------- -------------------
2004
Units (In Thousands)..............................................             11,775               29,476
Unit Fair Value, Lowest to Highest (1)............................   $13.23 to $18.89     $10.59 to $32.05
Net Assets (In Thousands).........................................           $207,749             $548,176
Investment Income Ratio to Net Assets (2).........................              0.00%                0.83%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.40% to 0.90%       0.40% to 0.90%
Total Return, Lowest to Highest (4)...............................   11.97% to 12.98%      9.55% to 10.53%
2003
Units (In Thousands)..............................................             11,833               25,747
Unit Fair Value, Lowest to Highest (1)............................   $11.71 to $16.87      $9.58 to $29.26
Net Assets (In Thousands).........................................           $187,268             $457,114
Investment Income Ratio to Net Assets (2).........................              0.00%                1.65%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%       0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................   39.53% to 40.79%     27.06% to 28.20%
2002
Units (In Thousands)..............................................             11,447               22,140
Unit Fair Value, Lowest to Highest (1)............................    $8.32 to $12.09      $7.48 to $23.03
Net Assets (In Thousands).........................................           $130,816             $326,228
Investment Income Ratio to Net Assets (2).........................              0.00%                1.61%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%       0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................               -29%         -23% to -22%
2001
Units (In Thousands)..............................................             10,503               17,015
Unit Fair Value, Lowest to Highest (1)............................   $11.67 to $17.12      $9.62 to $29.91
Net Assets (In Thousands).........................................           $171,692             $346,931
Investment Income Ratio to Net Assets (2).........................             24.84%                1.17%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%       0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................               -24%         -13% to -12%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

        FI                  FI MID CAP             T. ROWE PRICE        SCUDDER GLOBAL        HARRIS OAKMARK
INTERNATIONAL STOCK        OPPORTUNITIES         SMALL CAP GROWTH           EQUITY            LARGE CAP VALUE
INVESTMENT DIVISION   INVESTMENT DIVISION (C)   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -----------------------   -------------------   -------------------   -------------------
            3,241                  14,284                   5,186                 2,201                 3,767
 $11.67 to $16.22         $6.66 to $18.87         $7.41 to $15.57      $15.04 to $16.76      $12.79 to $16.08
          $48,075                $229,326                 $72,034               $34,182               $51,133
            1.32%                   0.53%                   0.00%                 1.52%                 0.49%
   0.40% to 0.90%          0.45% to 0.90%          0.45% to 0.90%        0.45% to 0.90%        0.40% to 0.90%
 17.14% to 18.19%        16.15% to 17.19%         9.58% to 11.08%      15.38% to 16.42%      10.42% to 11.42%
            3,484                  13,348                   5,231                 2,140                 3,060
  $9.92 to $13.85         $5.69 to $16.17         $6.76 to $14.08      $12.92 to $14.39      $11.53 to $14.56
          $43,984                $184,078                 $66,227               $28,696               $37,504
            0.65%                   0.00%                   0.00%                 2.04%                 0.00%
   0.45% to 0.90%          0.45% to 0.90%          0.45% to 0.90%        0.45% to 0.90%        0.45% to 0.90%
 26.90% to 28.04%        33.38% to 35.10%        37.24% to 44.93%      29.29% to 30.45%      24.38% to 25.49%
            3,296                  11,521                   4,622                 1,978                 2,346
  $7.78 to $10.91         $4.22 to $12.07         $4.93 to $10.04       $9.90 to $11.03       $9.23 to $11.71
          $32,966                $119,020                 $41,947               $20,476               $23,073
            0.89%                   0.00%                   0.51%                 1.68%                 3.31%
   0.45% to 0.90%          0.45% to 0.90%          0.45% to 0.90%        0.45% to 0.90%        0.45% to 0.90%
     -18% to -17%            -30% to -29%            -29% to -28%          -17% to -16%          -15% to -14%
            3,106                   8,481                   3,577                 2,000                 1,242
  $9.47 to $13.35         $5.95 to $17.08         $6.91 to $13.76      $11.79 to $12.88      $10.80 to $13.76
          $38,281                $125,185                 $45,220               $21,106               $14,336
            3.67%                   0.00%          0.05% to 8.16%                11.32%                 0.15%
   0.45% to 0.90%          0.45% to 0.90%          0.45% to 0.90%        0.45% to 0.90%        0.45% to 0.90%
     -21% to -20%            -37% to -33%              -12% to 2%          -16% to -15%            17% to 20%

   NEUBERGER BERMAN         T. ROWE PRICE
PARTNERS MID CAP VALUE    LARGE CAP GROWTH
 INVESTMENT DIVISION     INVESTMENT DIVISION
----------------------   -------------------
              2,435                  3,297
   $16.88 to $23.70        $8.97 to $13.33
            $47,215                $36,588
              2.71%                  0.21%
     0.40% to 0.90%         0.40% to 0.90%
   21.81% to 22.91%         8.94% to 9.93%
              1,946                  3,290
   $13.86 to $19.29        $8.23 to $12.13
            $30,946                $33,520
              0.32%                  0.11%
     0.60% to 0.90%         0.60% to 0.90%
   35.30% to 36.52%       29.64% to 30.81%
              1,567                  2,853
   $10.24 to $14.13         $6.35 to $9.27
            $18,286                $22,095
              0.31%                  0.26%
     0.45% to 0.90%         0.45% to 0.90%
               -10%            -24% to 23%
              1,076                  2,124
   $11.44 to $15.63        $8.35 to $12.08
            $14,115                $21,111
              1.94%                  0.06%
     0.60% to 0.90%         0.60% to 0.90%
          -3% to 0%            -11% to -6%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                     LEHMAN BROTHERS      MORGAN STANLEY          RUSSELL
                                                                   AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX
                                                                   INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   -------------------- ------------------- -------------------
2004
Units (In Thousands)..............................................              4,813               3,015               2,381
Unit Fair Value, Lowest to Highest (1)............................   $13.17 to $14.23      $9.31 to 12.41    $12.55 to $17.19
Net Assets (In Thousands).........................................            $67,710             $32,552             $37,086
Investment Income Ratio to Net Assets (2).........................              3.00%               0.71%               0.44%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%      0.40% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................     3.17% to 4.10%    18.58% to 19.64%    16.71% to 17.77%
2003
Units (In Thousands)..............................................              4,064               2,676               2,085
Unit Fair Value, Lowest to Highest (1)............................   $12.77 to $13.67     $7.85 to $10.37    $10.75 to $14.59
Net Assets (In Thousands).........................................            $54,994             $24,290             $27,726
Investment Income Ratio to Net Assets (2).........................              5.25%               1.48%               0.63%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................     2.71% to 3.63%    36.41% to 37.70%    44.77% to 46.07%
2002
Units (In Thousands)..............................................              4,147               2,044               1,614
Unit Fair Value, Lowest to Highest (1)............................   $12.43 to $13.19      $5.76 to $7.53      $7.43 to $9.99
Net Assets (In Thousands).........................................            $54,046             $13,496             $14,829
Investment Income Ratio to Net Assets (2).........................              2.81%               0.49%               0.59%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................          9% to 10%                -17%        -21% to -20%
2001
Units (In Thousands)..............................................              3,153               1,352                 920
Unit Fair Value, Lowest to Highest (1)............................   $11.38 to $11.97      $6.97 to $9.04     $9.42 to $12.56
Net Assets (In Thousands).........................................            $37,322             $10,800             $10,625
Investment Income Ratio to Net Assets (2).........................              1.29%               0.31%               0.26%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...............................                 7%        -22% to -21%            0% to 6%

                                                                       MET/PUTNAM
                                                                         VOYAGER
                                                                   INVESTMENT DIVISION
                                                                   -------------------
2004
Units (In Thousands)..............................................             2,202
Unit Fair Value, Lowest to Highest (1)............................    $4.56 to $5.02
Net Assets (In Thousands).........................................           $10,452
Investment Income Ratio to Net Assets (2).........................             0.11%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.48% to 0.90%
Total Return, Lowest to Highest (4)...............................    4.04% to 4.98%
2003
Units (In Thousands)..............................................             1,913
Unit Fair Value, Lowest to Highest (1)............................    $4.38 to $4.78
Net Assets (In Thousands).........................................            $8,651
Investment Income Ratio to Net Assets (2).........................             0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................  24.78% to 25.91%
2002
Units (In Thousands)..............................................             1,463
Unit Fair Value, Lowest to Highest (1)............................    $3.51 to $3.79
Net Assets (In Thousands).........................................            $5,253
Investment Income Ratio to Net Assets (2).........................             0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.50% to 0.90%
Total Return, Lowest to Highest (4)...............................      -30% to -29%
2001
Units (In Thousands)..............................................               792
Unit Fair Value, Lowest to Highest (1)............................    $4.98 to $5.04
Net Assets (In Thousands).........................................            $4,001
Investment Income Ratio to Net Assets (2).........................             0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................      -46% to -31%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

STATE STREET RESEARCH         METLIFE         FRANKLIN TEMPLETON    STATE STREET RESEARCH          DAVIS
       AURORA           MID CAP STOCK INDEX    SMALL CAP GROWTH        LARGE CAP VALUE         VENTURE VALUE
 INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------   -------------------   -------------------   ---------------------   -------------------
             4,164                  2,658                   440                    271                  1,366
  $17.84 to $19.48       $12.82 to $14.07      $10.01 to $10.35       $12.02 to $12.31       $11.00 to $31.91
           $80,342                $36,885                $4,527                 $3,321                $31,374
             0.00%                  0.73%                 0.00%                  0.00%                  0.54%
    0.40% to 0.90%         0.48% to 0.90%                 0.90%                  0.90%         0.40% to 0.90%
  14.31% to 15.34%       15.01% to 16.05%      10.41% to 11.41%       12.39% to 13.40%       11.36% to 12.37%
             3,372                  2,338                   329                    103                  1,322
  $15.46 to $16.89       $11.04 to $12.13        $9.07 to $9.29       $10.70 to $10.86        $9.79 to $28.40
           $56,540                $27,925                $3,038                 $1,110                $24,429
             0.00%                  0.46%                 0.00%                  1.37%                  0.37%
    0.60% to 0.90%         0.60% to 0.90%                 0.90%                  0.90%         0.60% to 0.90%
  48.80% to 50.14%       33.76% to 34.96%      43.64% to 44.93%       34.47% to 35.68%       29.70% to 30.87%
             2,599                  1,762                   198                     23                    901
  $10.30 to $11.25         $8.18 to $8.98        $6.31 to $6.41         $7.96 to $8.00        $7.48 to $21.70
           $29,061                $15,568                $1,268                   $189                $13,430
             0.52%                  0.35%                 0.00%                  0.92%                  0.88%
    0.50% to 0.90%         0.50% to 0.90%                 0.90%                  0.90%         0.50% to 0.90%
      -22% to -21%           -16% to -15%                  -28%                   -20%           -17% to -16%
             1,317                    867                    52                     --                    297
  $13.09 to $14.29        $9.62 to $10.56        $8.83 to $8.88                   $ --        $8.94 to $25.95
           $20,005                 $9,019                  $457                   $ --                 $7,498
             0.38%                  0.43%                 0.00%                     --                  4.47%
    0.60% to 0.90%         0.60% to 0.90%                 0.60%                     --         0.60% to 0.90%
        16% to 19%              -1% to 3%          -12% to -11%                     --            -11% to -9%

   LOOMIS SAYLES      STATE STREET RESEARCH
     SMALL CAP          LARGE CAP GROWTH
INVESTMENT DIVISION    INVESTMENT DIVISION
-------------------   ---------------------
                38                   851
 $10.79 to $238.98       $7.44 to $11.17
            $6,406                $6,458
             0.00%                 0.00%
    0.40% to 0.90%        0.48% to 0.90%
  15.31% to 16.35%       8.81% to 11.74%
                30                   721
  $9.27 to $205.39                 $6.84
            $4,423                $4,933
             0.00%                 0.06%
    0.60% to 0.90%                 0.60%
  35.25% to 36.47%                35.15%
                18                   589
  $6.80 to $150.51                 $5.06
            $2,408                $2,983
             0.11%                 0.00%
    0.50% to 0.90%                 0.60%
              -22%                  -33%
                11                     6
  $8.66 to $191.87                 $7.57
            $1,926                    45
             7.28%                 0.00%
    0.60% to 0.90%                 0.60%
        -9% to -4%                  -16%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                           MFS                   MFS
                                                                     INVESTORS TRUST      RESEARCH MANAGERS
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION (A)
                                                                   ------------------- -----------------------
2004
Units (In Thousands)..............................................               367                    --
Unit Fair Value, Lowest to Highest (1)............................    $8.87 to $9.28                  $ --
Net Assets (In Thousands).........................................            $3,387                  $ --
Investment Income Ratio to Net Assets (2).........................             0.39%                 0.52%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.48% to 0.90%        0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................  10.37% to 11.37%        1.36% to 1.66%
2003
Units (In Thousands)..............................................               186                    81
Unit Fair Value, Lowest to Highest (1)............................    $7.96 to $8.33        $6.57 to $8.51
Net Assets (In Thousands).........................................            $1,544                  $669
Investment Income Ratio to Net Assets (2).........................             0.25%                 0.78%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.60% to 0.90%        0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................  20.76% to 21.85%      23.00% to 24.10%
2002
Units (In Thousands)..............................................               104                    47
Unit Fair Value, Lowest to Highest (1)............................    $6.54 to $6.84        $5.29 to $6.86
Net Assets (In Thousands).........................................              $694                  $314
Investment Income Ratio to Net Assets (2).........................             0.72%                 0.30%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.60% to .90%        0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................      -21% to -20%          -25% to -24%
2001
Units (In Thousands)..............................................                43                    13
Unit Fair Value, Lowest to Highest (1)............................    $8.19 to $8.57        $6.97 to $9.04
Net Assets (In Thousands).........................................              $322                  $151
Investment Income Ratio to Net Assets (2).........................             0.00%                 0.25%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)    0.60% to 0.90%        0.60% to 0.90%
Total Return, Lowest to Highest (4)...............................       -14% to -3%          -17% to -14%

                                                                   STATE STREET RESEARCH         FI
                                                                        BOND INCOME         VALUE LEADERS
                                                                    INVESTMENT DIVISION  INVESTMENT DIVISION
                                                                   --------------------- -------------------
2004
Units (In Thousands)..............................................              4,716                  101
Unit Fair Value, Lowest to Highest (1)............................   $13.46 to $28.07      $9.52 to $12.01
Net Assets (In Thousands).........................................            $89,174               $1,191
Investment Income Ratio to Net Assets (2).........................              5.80%                1.10%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.40% to 0.90%       0.40% to 0.90%
Total Return, Lowest to Highest (4)...............................     3.50% to 4.43%     12.71% to 13.73%
2003
Units (In Thousands)..............................................              5,517                   49
Unit Fair Value, Lowest to Highest (1)............................   $12.89 to $27.12      $8.37 to $10.56
Net Assets (In Thousands).........................................            $96,720                 $505
Investment Income Ratio to Net Assets (2).........................              3.06%                0.52%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.60% to 0.90%        0.60% to .90%
Total Return, Lowest to Highest (4)...............................     4.91% to 5.85%     25.79% to 26.92%
2002
Units (In Thousands)..............................................              5,564                   12
Unit Fair Value, Lowest to Highest (1)............................   $12.18 to $25.85       $6.59 to $8.32
Net Assets (In Thousands).........................................            $93,158                  $93
Investment Income Ratio to Net Assets (2).........................              5.72%                0.89%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)     0.60% to 0.90%       0.60% to .090%
Total Return, Lowest to Highest (4)...............................           7% to 8%         -19% to -17%
2001
Units (In Thousands)..............................................              4,202                    3
Unit Fair Value, Lowest to Highest (1)............................   $11.23 to $24.08                $8.19
Net Assets (In Thousands).........................................            $79,483                  $25
Investment Income Ratio to Net Assets (2).........................     5.64% to 7.28%                0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)      .45% to 0.90%                0.60%
Total Return, Lowest to Highest (4)...............................           7% to 8%                 -11%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

  HARRIS OAKMARK          SALOMON BROTHERS        SALOMON BROTHERS   STATE STREET RESEARCH       FI MID CAP
   FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES   U.S. GOVERNMENT       MONEY MARKET           OPPORTUNITIES
INVESTMENT DIVISION     INVESTMENT DIVISION      INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION (A)
------------------- ---------------------------- ------------------- --------------------- -----------------------
               154                     596                     705                1,880                     --
$239.40 to $247.40        $14.29 to $14.77        $13.08 to $13.52     $15.36 to $15.93                   $ --
           $37,845                  $8,743                  $9,478              $29,162                   $ --
             1.00%                   2.66%                   2.24%                1.03%                  9.18%
             0.90%                   0.90%                   0.90%       0.40% to 0.90%                  0.90%
    8.95% to 9.93%          5.66% to 6.61%          2.09% to 3.01%       0.08% to 0.99%       -1.66% to -1.37%
               115                     375                     559                1,760                     96
$219.73 to $225.05        $13.52 to $13.85        $12.82 to $13.13     $15.21 to $15.92       $11.50 to $11.67
           $25,866                  $5,163                  $7,305              $27,346                 $1,112
             0.12%                   1.70%                   1.57%                0.78%                  2.26%
             0.90%                   0.90%                   0.90%       0.60% to 0.90%                  0.90%
  31.47% to 32.66%        11.62% to 12.62%          0.77% to 1.68%      -0.09% to 0.81%       41.26% to 42.53%
                76                     177                     340                1,981                     21
$167.13 to $169.65        $12.12 to $12.30        $12.72 to $12.91     $13.09 to $15.93         $8.14 to $8.19
           $12,879                  $2,174                  $4,365              $30,811                   $168
             0.18%                   6.33%                   3.47%                1.57%                  0.00%
             0.90%                   0.90%                   0.90%       0.45% to 0.90%                  0.90%
       -10% to -9%               9% to 10%                7% to 8%             0% to 1%           -19% to -18%
                23                      41                      71                2,156                     --
$184.98 to $186.09        $11.15 to $11.22        $11.89 to $11.96     $14.88 to $15.85                   $ --
            $4,215                    $465                    $849              $32,726                   $ --
             0.00%                   0.00%                   0.00%                4.18%                     --
             0.90%                   0.90%                   0.90%       0.60% to 0.90%                     --
        12% to 13%                3% to 4%                      4%             3% to 4%                     --

          MFS                  JANUS
     TOTAL RETURN          ASPEN GROWTH
INVESTMENT DIVISION (B) INVESTMENT DIVISION
----------------------- -------------------
                 70                  509
   $10.97 to $11.04                $8.39
               $767               $4,277
              0.00%                0.15%
     0.40% to 0.90%       0.48% to 0.60%
    9.73% to 10.39%                4.52%
                 --                  435
               $ --                $8.03
               $ --               $3,500
                 --                0.10%
                 --                0.60%
                 --               31.73%
                 --                  354
               $ --                $6.10
               $ --               $2,163
                 --                0.03%
                 --                0.60%
                 --                 -27%
                 --                  236
               $ --                $8.30
               $ --               $1,959
                 --                6.04%
                 --                0.60%
                 --                 -19%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                         JANUS ASPEN           INVESCO VIF
                                                                          BALANCED            EQUITY INCOME
                                                                   INVESTMENT DIVISION (B) INVESTMENT DIVISION
                                                                   ----------------------- -------------------
2004
Units (In Thousands)..............................................         0.02184                   24
Unit Fair Value, Lowest to Highest (1)............................          $10.85               $10.15
Net Assets (In Thousands).........................................            .237                 $240
Investment Income Ratio to Net Assets (2).........................           3.38%                0.96%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)           0.60%                0.48%
Total Return, Lowest to Highest (4)...............................           8.52%                4.24%
2003
Units (In Thousands)..............................................              --                   19
Unit Fair Value, Lowest to Highest (1)............................            $ --                $9.73
Net Assets (In Thousands).........................................            $ --                 $184
Investment Income Ratio to Net Assets (2).........................              --                1.26%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                0.60%
Total Return, Lowest to Highest (4)...............................              --               22.60%
2002
Units (In Thousands)..............................................              --                   15
Unit Fair Value, Lowest to Highest (1)............................            $ --                $7.94
Net Assets (In Thousands).........................................            $ --                 $125
Investment Income Ratio to Net Assets (2).........................              --                1.74%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                0.60%
Total Return, Lowest to Highest (4)...............................              --                 -19%
2001
Units (In Thousands)..............................................              --                   12
Unit Fair Value, Lowest to Highest (1)............................            $ --                $9.81
Net Assets (In Thousands).........................................            $ --                 $122
Investment Income Ratio to Net Assets (2).........................              --                2.61%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                0.60%
Total Return, Lowest to Highest (4)...............................              --                  -7%

                                                                             AIM                     AIM
                                                                    GOVERNMENT SECURITIES        REAL ESTATE
                                                                   INVESTMENT DIVISION (B) INVESTMENT DIVISION (A)
                                                                   ----------------------- -----------------------
2004
Units (In Thousands)..............................................         0.42005                         55
Unit Fair Value, Lowest to Highest (1)............................          $10.26                     $23.91
Net Assets (In Thousands).........................................              $4                     $1,308
Investment Income Ratio to Net Assets (2).........................           1.39%                      4.02%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)           0.40%             0.40% to 0.60%
Total Return, Lowest to Highest (4)...............................           2.60%                     34.40%
2003
Units (In Thousands)..............................................              --                         10
Unit Fair Value, Lowest to Highest (1)............................            $ --                     $17.79
Net Assets (In Thousands).........................................            $ --                       $179
Investment Income Ratio to Net Assets (2).........................              --                      1.49%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                      0.60%
Total Return, Lowest to Highest (4)...............................              --                     38.82%
2002
Units (In Thousands)..............................................              --                         14
Unit Fair Value, Lowest to Highest (1)............................            $ --                     $12.82
Net Assets (In Thousands).........................................            $ --                       $179
Investment Income Ratio to Net Assets (2).........................              --                      1.40%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                      0.60%
Total Return, Lowest to Highest (4)...............................              --                        -6%
2001
Units (In Thousands)..............................................              --                          7
Unit Fair Value, Lowest to Highest (1)............................            $ --                     $12.05
Net Assets (In Thousands).........................................            $ --                        $89
Investment Income Ratio to Net Assets (2).........................              --                      1.16%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                      0.60%
Total Return, Lowest to Highest (4)...............................              --                         1%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

FRANKLIN TEMPLETON         ALLIANCE              ALLIANCE              FIDELITY               FIDELITY
INTERNATIONAL STOCK     GROWTH & INCOME         TECHNOLOGY            CONTRAFUND        ASSET MANAGER GROWTH
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------   -------------------   -------------------   --------------------
             444                   275                     4                    77                 83
          $11.92                $11.65                 $4.77                $10.59              $8.47
          $5,300                $3,200                   $21                  $819               $704
           1.12%                 0.57%                 0.00%                 0.21%              2.23%
  0.48% to 0.60%        0.48% to 0.60%        0.48% to 0.60%        0.40% to 0.60%              0.48%
          18.87%                11.22%                 5.09%                15.34%              5.85%
             403                   197                    10                    97                 54
          $10.03                $10.47                 $4.54                 $9.18              $8.00
          $4,054                $2,063                   $46                  $894               $433
           1.52%                 0.70%                 0.00%                 0.15%              2.96%
           0.60%                 0.60%                 0.60%                 0.60%              0.60%
          32.55%                32.18%                43.79%                28.35%             23.15%
             344                   150                     6                    35                 20
           $7.57                 $7.92                 $3.16                 $7.16              $6.50
          $2,612                $1,191                   $18                  $249               $131
           2.03%                 3.31%                 5.08%                 0.14%              3.23%
           0.60%                 0.60%                 0.60%                 0.60%              0.60%
            -18%                  -22%                  -42%                  -10%               -18%
             189                    65                     2                     3                 13
           $9.27                $10.19                 $5.43                 $7.96              $7.89
          $1,767                  $656                   $13                   $24                $95
          14.19%                 0.91%                 6.23%                 0.00%              0.00%
           0.60%                 0.60%                 0.60%                 0.60%              0.60%
            -16%                    2%                  -35%                  -12%               -10%

     FIDELITY                FIDELITY
      GROWTH           INVESTMENT GRADE BOND
INVESTMENT DIVISION   INVESTMENT DIVISION (B)
-------------------   -----------------------
              57                   1
           $6.47              $10.43
            $371                 $13
           0.11%               0.00%
  0.40% to 0.60%                .40%
           3.26%               4.27%
              47                  --
           $6.27                $ --
            $296                $ --
           0.08%                  --
           0.60%                  --
          32.78%                  --
              28                  --
           $4.72                $ --
            $134                $ --
           0.12%                  --
           0.60%                  --
            -30%                  --
              13                  --
           $6.77                $ --
             $87                $ --
           0.00%                  --
           0.60%                  --
            -20%                  --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                                                          FIDELITY           AMERICAN FUNDS
                                                                        EQUITY-INCOME            GROWTH
                                                                   INVESTMENT DIVISION (B) INVESTMENT DIVISION
                                                                   ----------------------- -------------------
2004
Units (In Thousands)..............................................              1                        657
Unit Fair Value, Lowest to Highest (1)............................         $11.02           $67.49 to $69.75
Net Assets (In Thousands).........................................            $10                    $45,572
Investment Income Ratio to Net Assets (2).........................          0.00%                      0.20%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)           .40%                      0.90%
Total Return, Lowest to Highest (4)...............................         10.25%           11.49% to 12.50%
2003
Units (In Thousands)..............................................             --                        417
Unit Fair Value, Lowest to Highest (1)............................           $ --           $60.53 to $62.00
Net Assets (In Thousands).........................................           $ --                    $25,760
Investment Income Ratio to Net Assets (2).........................             --                      0.13%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --                      0.90%
Total Return, Lowest to Highest (4)...............................             --           35.59% to 36.81%
2002
Units (In Thousands)..............................................             --                        221
Unit Fair Value, Lowest to Highest (1)............................           $ --           $44.64 to $45.32
Net Assets (In Thousands).........................................           $ --                     $9,992
Investment Income Ratio to Net Assets (2).........................             --                      0.05%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --                      0.90%
Total Return, Lowest to Highest (4)...............................             --               -25% to -24%
2001
Units (In Thousands)..............................................             --                         53
Unit Fair Value, Lowest to Highest (1)............................           $ --           $59.63 to $59.99
Net Assets (In Thousands).........................................           $ --                     $3,176
Investment Income Ratio to Net Assets (2).........................             --                      4.25%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --                      0.90%
Total Return, Lowest to Highest (4)...............................             --               -15% to -14%

                                                                     AMERICAN FUNDS          AMERICAN FUNDS
                                                                      GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION
                                                                   INVESTMENT DIVISION     INVESTMENT DIVISION
                                                                   ------------------- ---------------------------
2004
Units (In Thousands)..............................................               811                     676
Unit Fair Value, Lowest to Highest (1)............................  $41.61 to $43.00        $18.04 to $18.64
Net Assets (In Thousands).........................................           $34,702                 $12,528
Investment Income Ratio to Net Assets (2).........................             1.00%                   0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             0.90%                   0.90%
Total Return, Lowest to Highest (4)...............................   9.39% to 10.37%        19.80% to 20.88%
2003
Units (In Thousands)..............................................               525                     378
Unit Fair Value, Lowest to Highest (1)............................  $38.04 to $38.96        $15.06 to $15.42
Net Assets (In Thousands).........................................           $20,369                  $5,801
Investment Income Ratio to Net Assets (2).........................             1.18%                   0.49%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             0.90%                   0.90%
Total Return, Lowest to Highest (4)...............................  31.25% to 32.43%        52.16% to 53.53%
2002
Units (In Thousands)..............................................               287                     203
Unit Fair Value, Lowest to Highest (1)............................  $28.98 to $29.42         $9.90 to $10.05
Net Assets (In Thousands).........................................            $8,408                  $2,033
Investment Income Ratio to Net Assets (2).........................             1.74%                   0.81%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             0.90%                   0.90%
Total Return, Lowest to Highest (4)...............................      -19% to -18%            -20% to -19%
2001
Units (In Thousands)..............................................                68                      49
Unit Fair Value, Lowest to Highest (1)............................  $35.81 to $36.03        $12.34 to $12.41
Net Assets (In Thousands).........................................            $2,453                    $619
Investment Income Ratio to Net Assets (2).........................             0.82%                   1.15%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             0.90%                   0.90%
Total Return, Lowest to Highest (4)...............................               -3%              -9% to -8%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

   T. ROWE PRICE               MFS                    PIMCO                 PIMCO              LORD ABBETT
  MID CAP GROWTH      RESEARCH INTERNATIONAL      TOTAL RETURN         PEA INNOVATION        BOND DEBENTURE
INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   ----------------------   -------------------   -------------------   -------------------
              856                     235                  1,483                 1,273                 1,015
  $7.35 to $11.44        $11.51 to $11.90       $12.48 to $12.90         $4.47 to 4.62      $13.83 to $16.22
           $6,475                  $2,781                $19,020                $5,849               $15,142
            0.00%                   0.27%                  7.63%                 0.09%                 4.15%
   0.60% to 0.90%                   0.90%                  0.90%                 0.90%        0.40% to 0.90%
 14.40% to 18.15%        18.65% to 19.72%         4.31% to 5.25%      -5.13% to -4.28%        7.46% to 9.61%
              527                     151                  1,042                   932                   963
   $6.28 to $6.43          $9.70 to $9.94       $11.96 to $12.25        $4.72 to $4.83       $9.21 to $14.95
           $3,375                  $1,497                $12,697                $4,481               $12,846
            0.00%                   0.97%                  2.70%                 0.00%                 1.85%
            0.90%                   0.90%                  0.90%                 0.90%        0.45% to 0.90%
 35.90% to 37.12%        31.01% to 32.19%         3.59% to 4.52%      56.44% to 57.84%      17.17% to 25.04%
              294                      95                    534                   416                   748
   $4.62 to $4.69          $7.41 to $7.52       $11.55 to $11.72        $3.01 to $3.06       $7.37 to $12.51
           $1,373                    $714                 $6,214                $1,269                $9,072
            0.82%                   0.25%                  0.00%                 0.00%                11.43%
            0.90%                   0.90%                  0.90%                 0.90%        0.45% to 0.90%
             -44%                    -12%              9% to 10%                  -51%             -1% to 1%
               68                      28                    103                   121                   774
   $8.32 to $8.37          $8.44 to $8.50       $10.64 to $10.70        $6.15 to $6.19      $10.83 to $12.35
             $564                    $238                 $1,103                  $749                $8,845
            0.00%                   0.07%                  2.37%                 0.00%                11.73%
            0.90%                   0.90%                  0.90%                 0.90%        0.45% to 0.90%
     -16% to -15%            -13% to -12%                     6%                  -25%            -2% to -1%

      MET/AIM               MET/AIM
MID CAP CORE EQUITY    SMALL CAP GROWTH
INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------
              172                   101
 $12.14 to $12.43      $11.06 to $11.33
           $2,124                $1,143
            0.00%                 0.00%
            0.90%                 0.90%
 13.57% to 14.60%        5.78% to 6.73%
               92                    60
 $10.69 to $10.85      $10.46 to $10.62
             $989                  $643
            1.35%                 0.00%
            0.90%                 0.90%
 25.29% to 26.42%      37.84% to 39.08%
               30                    15
   $8.53 to $8.58        $7.59 to $7.63
             $253                  $116
            0.00%                 0.00%
            0.90%                 0.90%
     -15% to -14%                  -24%
               --                    --
             $ --                  $ --
             $ --                  $ --
               --                    --
               --                    --
               --                    --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying portfolios, for the periods ended December 31, 2004, 2003, 2002 and 2001, respectively, or lesser time period if applicable.

                                               HARRIS OAKMARK           JANUS            LORD ABBETT        NEUBERGER BERMAN
                                                INTERNATIONAL     AGGRESSIVE GROWTH    GROWTH & INCOME         REAL ESTATE
                                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (B)
                                             ------------------- ------------------- ------------------- -----------------------
2004
Units (In Thousands)........................               289                 742                  6                    152
Unit Fair Value, Lowest to Highest (1)......  $13.45 to $13.77      $6.60 to $7.68              $9.15       $12.90 to $12.97
Net Assets (In Thousands)...................            $3,963              $5,657            $54,684                 $1,965
Investment Income Ratio to Net Assets (2)...             0.04%               0.00%              0.55%                  7.50%
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................             0.90%      0.48% to 0.90%     0.48% to 0.60%         0.40% to 0.90%
Total Return, Lowest to Highest (4).........  19.73% to 20.80%      7.85% to 8.82%             12.92%       28.97% to 29.74%
2003
Units (In Thousands)........................                72                 583                  3                     --
Unit Fair Value, Lowest to Highest (1)......  $11.23 to $11.40      $6.10 to $7.06              $8.10                   $ --
Net Assets (In Thousands)...................              $814              $4,087            $20,529                   $ --
Investment Income Ratio to Net Assets (2)...             1.84%               0.00%              0.00%                     --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................             0.90%      0.60% to 0.90%              0.60%                     --
Total Return, Lowest to Highest (4).........  34.16% to 35.37%    23.37% to 29.93%             29.15%                     --
2002
Units (In Thousands)........................                18                 381                 --                     --
Unit Fair Value, Lowest to Highest (1)......    $8.37 to $8.42      $4.94 to $5.43               $ --                   $ --
Net Assets (In Thousands)...................              $150              $2,088               $ --                   $ --
Investment Income Ratio to Net Assets (2)...             0.00%               0.00%                 --                     --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................             0.90%      0.60% to 0.90%                 --                     --
Total Return, Lowest to Highest (4).........              -16%                -31%                 --                     --
2001
Units (In Thousands)........................                --                 122                 --                     --
Unit Fair Value, Lowest to Highest (1)......              $ --      $7.15 to $7.82               $ --                   $ --
Net Assets (In Thousands)...................              $ --              $1,051               $ --                   $ --
Investment Income Ratio to Net Assets (2)...                --               0.00%                 --                     --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................                --      0.60% to 0.90%                 --                     --
Total Return, Lowest to Highest (4).........                --        -23% to -14%                 --                     --

                                                   LORD ABBETT
                                                  MID-CAP VALUE
                                             INVESTMENT DIVISION (B)
                                             -----------------------
2004
Units (In Thousands)........................         0.02095
Unit Fair Value, Lowest to Highest (1)......          $11.76
Net Assets (In Thousands)...................            .246
Investment Income Ratio to Net Assets (2)...           4.88%
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................           0.60%
Total Return, Lowest to Highest (4).........          17.59%
2003
Units (In Thousands)........................              --
Unit Fair Value, Lowest to Highest (1)......            $ --
Net Assets (In Thousands)...................            $ --
Investment Income Ratio to Net Assets (2)...              --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................              --
Total Return, Lowest to Highest (4).........              --
2002
Units (In Thousands)........................              --
Unit Fair Value, Lowest to Highest (1)......            $ --
Net Assets (In Thousands)...................            $ --
Investment Income Ratio to Net Assets (2)...              --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................              --
Total Return, Lowest to Highest (4).........              --
2001
Units (In Thousands)........................              --
Unit Fair Value, Lowest to Highest (1)......            $ --
Net Assets (In Thousands)...................            $ --
Investment Income Ratio to Net Assets (2)...              --
Expenses as a percent of Average Net Assets,
 Lowest to Highest (3)......................              --
Total Return, Lowest to Highest (4).........              --

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2004 to April 30, 2004
(b) For the Period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

     THIRD AVENUE               DREYFUS                 DREYFUS              GOLDMAN SACHS                MFS
    SMALL CAP VALUE       INTERNATIONAL VALUE        APPRECIATION            MID CAP VALUE            HIGH INCOME
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
----------------------- ----------------------- ----------------------- ----------------------- -----------------------
        0.36550                      1                  0.32426                          1                   5
         $12.06                 $11.60                   $10.29                     $10.97              $10.84
             $4                    $16                       $3                        $12                 $51
          4.31%                 16.27%                    2.88%                     19.94%               0.00%

          0.40%                  0.40%                    0.60%             0.40% to 0.48%               0.48%
         20.58%                 15.99%                    2.91%                      9.71%               8.43%
             --                     --                       --                         --                  --
           $ --                   $ --                     $ --                       $ --                $ --
           $ --                   $ --                     $ --                       $ --                $ --
             --                     --                       --                         --                  --

             --                     --                       --                         --                  --
             --                     --                       --                         --                  --
             --                     --                       --                         --                  --
           $ --                   $ --                     $ --                       $ --                $ --
           $ --                   $ --                     $ --                       $ --                $ --
             --                     --                       --                         --                  --

             --                     --                       --                         --                  --
             --                     --                       --                         --                  --
             --                     --                       --                         --                  --
           $ --                   $ --                     $ --                       $ --                $ --
           $ --                   $ --                     $ --                       $ --                $ --
             --                     --                       --                         --                  --

             --                     --                       --                         --                  --
             --                     --                       --                         --                  --

      WELLS FARGO             WELLS FARGO
 LARGE COMPANY GROWTH        EQUITY INCOME
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
----------------------- -----------------------
        0.41596                 0.40184
         $10.42                  $10.80
             $4                      $4
          0.00%                   0.00%

          0.40%                   0.40%
          4.23%                   8.03%
             --                      --
           $ --                    $ --
           $ --                    $ --
             --                      --

             --                      --
             --                      --
             --                      --
           $ --                    $ --
           $ --                    $ --
             --                      --

             --                      --
             --                      --
             --                      --
           $ --                    $ --
           $ --                    $ --
             --                      --

             --                      --
             --                      --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

7.  PORTFOLIO MERGERS, CHANGE OF PORTFOLIO NAME AND SHARE SUBSTITUTIONS

Effective May 3, 2004, FI Mid Cap Opportunities Portfolio and MFS Research Managers Portfolio merged into Janus Mid Cap Portfolio and MFS Investors Trust Portfolio, respectively. Janus Mid Cap Portfolio subsequently changed its name to FI Mid Cap Opportunities Portfolio.

Effective May 3, 2004, Invesco Real Estate Opportunities Portfolio, PIMCO Innovation Portfolio and FI Structured Equity Portfolio changed their names to AIM Real Estate Portfolio, PIMCO PEA Innovation Portfolio and FI Value Leaders Portfolio, respectively.

Effective May 3, 2004, Alger Equity Growth Investment Division and Franklin Templeton Small Cap Valuemark Investment Division substituted all of their shares in Alger Equity Growth Portfolio of the Metropolitan Fund and Franklin Templeton Small Cap Valuemark Portfolio of the Franklin Fund, respectively for shares in State Street Research Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio of the Metropolitan Fund, respectively and subsequently changed their names to State Street Research Large Cap Growth Investment Division and T. Rowe Price Small Cap Investment Division.

Effective May 3, 2004, Alliance Premier Growth Investment Division and Invesco High Yield Investment Division substituted all of their shares in Alliance Premier Growth Portfolio of the Alliance Fund and Invesco High Yield Portfolio of the Invesco Fund, respectively, for shares in Janus Aggressive Growth Portfolio and Lord Abbett Bond Debenture Portfolio of the Met Investors Fund, respectively and subsequently changed their names to Janus Aggressive Growth Investment Division and Lord Abbett Bond Debenture Investment Division.

Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed sub-advisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid Cap Growth Portfolio. State Street Research Concentrated International Portfolio changed sub-advisers from State Street Research & Management Company to Harris Associates L.P. and changed its name to Harris Oakmark International Portfolio.

Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio and all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

Effective April 29, 2002, Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund. Effective April 29, 2002, State Street Research Income Portfolio and State Street Research Money Market Portfolio of the Metropolitan Fund were merged respectively into the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio of the Zenith Fund.

Effective May 1, 2002, State Street Research Aurora Small Cap Value Portfolio and the Harris Oakmark Mid Cap Value Portfolio changed their names to State Street Research Aurora Portfolio and Harris Oakmark Focused Value Portfolio, respectively.

8.  SUBSEQUENT EVENT

On August 25, 2004, Metropolitan Life entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings Inc. ("SSRM") and its subsidiaries State Street Research & Management Company and SSR Realty Advisors Inc. to BlackRock Inc. Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios, series or funds previously managed by State Street Research & Management Company.

                         EQUITY ADVANTAGE VUL AND ULII

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                  MAY 1, 2005



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to (a) for Equity Advantage VUL Policies, the prospectus dated May 1, 2005 (for new sales) and the supplement dated May 1, 2005 (for existing policies) and (b) for ULII Policies the supplement dated May 1, 2005, and should be read in conjunction therewith. A copy of the prospectus for Equity Advantage VUL and the prospectus for ULII may be obtained by writing to MetLife, P.O. Box 543, Warwick, RI 02887-0543.


                                     SAI-1

                               TABLE OF CONTENTS


            The Company and the Separate Account............. SAI-3
            Distribution of the Policies..................... SAI-3
               Commissions on Equity Advantage VUL Policies.. SAI-3
               Commissions on ULII Policies.................. SAI-3
            Income Plans..................................... SAI-3
            Limits to MetLife's Right to Challenge the Policy SAI-4
            Misstatement of Age or Sex....................... SAI-4
            Reports.......................................... SAI-4
            Personalized Illustrations....................... SAI-5
            Legal Notices.................................... SAI-5
            Experts.......................................... SAI-5
            Financial Statements............................. SAI-5


                                     SAI-2

                     THE COMPANY AND THE SEPARATE ACCOUNT


MetLife is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, provides insurance and other financial services to individual and group customers.


We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policies described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

                         DISTRIBUTION OF THE POLICIES

We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. We perform the sales and administrative services for the Policies.

We sell the Policies through licensed life insurance sales representatives who are either registered through us, or registered through other broker-dealers, including a wholly owned subsidiary.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

COMMISSIONS ON EQUITY ADVANTAGE VUL POLICIES


Commissions paid in 2002, 2003 and 2004 totaled $48,578,350, $29,643,124 and
$33,469,648 respectively.


The calculation of maximum commissions payable for the Equity Advantage VUL Policies is described in the prospectus.

COMMISSIONS ON ULII POLICIES


Commissions paid in 2002, 2003 and 2004 totaled $3,435,442, $2,534,464 and
$1,844,532 respectively.


The calculation of maximum commissions payable for the ULII Policies is described in the prospectus for ULII.

                                 INCOME PLANS

Generally, you can receive the Policy's insurance proceeds, amounts payable at the Final Date or amounts paid upon surrender under an income plan instead of in a lump sum. Before you choose an income plan you should consider:

.. The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.

.. That your Policy will terminate at the time you commence an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.

.. The rates of return that we credit under these plans are not based on the performance of any of the Portfolios.

Generally, we currently make the following income plans available:

             .  Interest income         .  Installment Income for
                                           a Stated Period
             .  Installment Income for  .  Single Life
                a Stated Amount            Income-Guaranteed
                                           Payment Period
             .  Joint and Survivor      .  Single Life
                Life Income                Income-Guaranteed
                                           Return


                                     SAI-3

               LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY

We will not contest your Policy after two Policy years from issue or reinstatement (excluding riders added later). We will not contest an increase in a death benefit after it has been in effect for two years.

                          MISSTATEMENT OF AGE OR SEX

We will adjust benefits to reflect the correct age and sex of the insured, if this information is not correct in the Policy application.

                                    REPORTS

Generally, you will promptly receive statements confirming your significant transactions such as:

..  Change in specified face amount.

..  Change in death benefit options.

..  Changes in guarantees.

..  Transfers among investment divisions (including those through Automated
   Investment Strategies, which are confirmed quarterly).

..  Partial withdrawals.

..  Loan amounts you request.

..  Loan repayments and premium payments.

If your premium payments are made through preauthorized checking arrangement or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement within 30 days after a Policy year. The statement will summarize the year's transactions and include information on:

..  Deductions and charges.

..  Status of the death benefit.

..  Cash and cash surrender values.

..  Amounts in the investment divisions and Fixed Account.

..  Status of Policy loans.

..  Automatic loans to pay interest.

..  Information on your modified endowment contract status (if applicable).

We will also send you a Fund's annual and semi-annual reports to shareholders.


                               PERFORMANCE DATA



We may provide information concerning the historical investment experience of the investment divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and mortality and expense risk charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding investment division.


                                     SAI-4

                          PERSONALIZED ILLUSTRATIONS

We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the investment divisions of the Separate Account.

                                 LEGAL MATTERS


Marie C. Swift, Associate General Counsel at MetLife, has passed upon the legality of the Policies. The law firm of Sutherland Asbill & Brennan LLP, Washington, D.C., has advised us on certain matters relating to the federal securities laws.


                                    EXPERTS




The financial statements of Metropolitan Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.


                             FINANCIAL STATEMENTS

The financial statements of MetLife are attached to this Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

                                     SAI-5

                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholder of
Metropolitan Life Insurance Company
New York, New York

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 2004 and 2003, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as cumulative effects of changes in accounting principles.

/s/  DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 31, 2005

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                          DECEMBER 31, 2004 AND 2003
            (DOLLARS IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                      2004     2003
                                                                                                    -------- --------
ASSETS
Investments:
    Fixed maturities available-for-sale, at fair value (amortized cost: $141,512 and $134,844, respectively)................................................................... $150,246 $143,148
    Equity securities, at fair value (cost: $1,646 and $885, respectively).........................    1,903    1,232
    Mortgage and other loans.......................................................................   31,571   26,637
    Policy loans...................................................................................    8,256    8,180
    Real estate and real estate joint ventures held-for-investment.................................    3,069    2,654
    Real estate held-for-sale......................................................................      252      472
    Other limited partnership interests............................................................    2,891    2,584
    Short-term investments.........................................................................    1,195    1,303
    Other invested assets..........................................................................    4,908    4,795
                                                                                                    -------- --------
       Total investments...........................................................................  204,291  191,005
Cash and cash equivalents..........................................................................    2,373    2,343
Accrued investment income..........................................................................    2,006    1,922
Premiums and other receivables.....................................................................    5,498    6,170
Deferred policy acquisition costs..................................................................   11,071   10,232
Assets of subsidiaries held-for-sale...............................................................      379      183
Other assets.......................................................................................    5,863    5,749
Separate account assets............................................................................   68,507   63,661
                                                                                                    -------- --------
       Total assets................................................................................ $299,988 $281,265
                                                                                                    ======== ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Future policy benefits......................................................................... $ 91,603 $ 86,802
    Policyholder account balances..................................................................   68,369   61,725
    Other policyholder funds.......................................................................    8,553    6,948
    Policyholder dividends payable.................................................................    1,058    1,046
    Policyholder dividend obligation...............................................................    2,243    2,130
    Short-term debt................................................................................    1,445    3,536
    Long-term debt.................................................................................    2,050    2,055
    Shares subject to mandatory redemption.........................................................      278      277
    Liabilities of subsidiaries held-for-sale......................................................      240       70
    Current income taxes payable...................................................................      709      791
    Deferred income taxes payable..................................................................    2,671    2,696
    Payables under securities loaned transactions..................................................   25,230   24,065
    Other liabilities..............................................................................    8,040    7,990
    Separate account liabilities...................................................................   68,507   63,661
                                                                                                    -------- --------
       Total liabilities...........................................................................  280,996  263,792
                                                                                                    -------- --------

Stockholder's Equity:
Parent's interest in preferred stock of a subsidiary, par value $1,000 per share; 110,000 shares
 authorized; 93,402 shares issued and outstanding at December 31, 2003.............................       --       93
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued
 and outstanding at December 31, 2004 and 2003.....................................................        5        5
Additional paid-in capital.........................................................................   13,827   13,730
Retained earnings..................................................................................    2,696    1,261
Accumulated other comprehensive income.............................................................    2,464    2,384
                                                                                                    -------- --------
    Total stockholder's equity.....................................................................   18,992   17,473
                                                                                                    -------- --------
    Total liabilities and stockholder's equity..................................................... $299,988 $281,265
                                                                                                    ======== ========

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

             FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                                      2004     2003     2002
                                                                    -------  -------  -------
REVENUES
Premiums........................................................... $17,512  $18,151  $18,461
Universal life and investment-type product policy fees.............   2,042    1,921    1,927
Net investment income..............................................  10,805   10,279   10,553
Other revenues.....................................................     712      919    1,188
Net investment gains (losses)......................................     289     (557)    (832)
                                                                    -------  -------  -------
   Total revenues..................................................  31,360   30,713   31,297
                                                                    -------  -------  -------
EXPENSES
Policyholder benefits and claims...................................  18,735   18,444   18,709
Interest credited to policyholder account balances.................   2,358    2,379    2,711
Policyholder dividends.............................................   1,743    1,897    1,911
Other expenses.....................................................   5,382    5,633    6,348
                                                                    -------  -------  -------
   Total expenses..................................................  28,218   28,353   29,679
                                                                    -------  -------  -------
Income from continuing operations before provision for income taxes   3,142    2,360    1,618
Provision for income taxes.........................................     894      667      498
                                                                    -------  -------  -------
Income from continuing operations..................................   2,248    1,693    1,120
Income from discontinued operations, net of income taxes...........      43      334      492
                                                                    -------  -------  -------
Income before cumulative effect of a change in accounting..........   2,291    2,027    1,612
Cumulative effect of a change in accounting, net of income taxes...     (52)     (26)      --
                                                                    -------  -------  -------
Net income......................................................... $ 2,239  $ 2,001  $ 1,612
                                                                    =======  =======  =======


         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

             FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)



                                                         PARENT'S
                                                        INTEREST IN          ADDITIONAL
                                                      PREFERRED STOCK COMMON  PAID-IN   RETAINED
                                                      OF A SUBSIDIARY STOCK   CAPITAL   EARNINGS
                                                      --------------- ------ ---------- --------
Balance at January 1, 2002...........................      $ --        $ 5    $12,825   $    --
Sale of subsidiary to the Holding Company............                             149
Capital contribution from the Holding Company........                             500
Dividends on common stock............................                                      (904)
Comprehensive income (loss):
   Net income........................................                                     1,612
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................
     Foreign currency translation adjustments........

     Other comprehensive income (loss)...............

   Comprehensive income (loss).......................
                                                           ----        ---    -------   -------
Balance at December 31, 2002.........................        --          5     13,474       708
Issuance of preferred stock by subsidiary to the
 Holding Company.....................................        93
Issuance of shares--by subsidiary....................                              24
Issuance of stock options--by subsidiary.............                               2
Sale of subsidiaries to the Holding Company or
 affiliate...........................................                             261
Capital contribution from the Holding Company........                               2
Return of capital to the Holding Company.............                             (33)
Dividends on common stock............................                                    (1,448)
Comprehensive income (loss):
   Net income........................................                                     2,001
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................
     Foreign currency translation adjustments........
     Minimum pension liability adjustment............

     Other comprehensive income (loss)...............

   Comprehensive income (loss).......................
                                                           ----        ---    -------   -------
Balance at December 31, 2003.........................        93          5     13,730     1,261
Contribution of preferred stock by Holding Company
 to subsidiary and retirement thereof................       (93)
Issuance of shares--by subsidiary....................                               4
Issuance of stock options--by subsidiary.............                               2
Capital contribution from the Holding Company........                              94
Return of capital to the Holding Company.............                              (3)
Dividends on preferred stock.........................                                        (7)
Dividends on common stock............................                                      (797)
Comprehensive income (loss):
   Net income........................................                                     2,239
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................
     Cumulative effect of a change in accounting,
      net of income taxes............................
     Foreign currency translation adjustments........
     Minimum pension liability adjustment............

     Other comprehensive income (loss)...............

   Comprehensive income (loss).......................
                                                           ----        ---    -------   -------
Balance at December 31, 2004.........................      $ --        $ 5    $13,827   $ 2,696
                                                           ====        ===    =======   =======

                                                      ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                      --------------------------------------------
                                                           NET            FOREIGN       MINIMUM
                                                        UNREALIZED       CURRENCY       PENSION
                                                        INVESTMENT      TRANSLATION    LIABILITY
                                                      GAINS (LOSSES)    ADJUSTMENT     ADJUSTMENT    TOTAL
                                                      --------------    -----------    ----------   -------
Balance at January 1, 2002...........................     $1,799           $(139)        $ (46)     $14,444
Sale of subsidiary to the Holding Company............                                                   149
Capital contribution from the Holding Company........                                                   500
Dividends on common stock............................                                                  (904)
Comprehensive income (loss):
   Net income........................................                                                 1,612
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............        (58)                                       (58)
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................        250                                        250
     Foreign currency translation adjustments........                         72                         72
                                                                                                    -------
     Other comprehensive income (loss)...............                                                   264
                                                                                                    -------
   Comprehensive income (loss).......................                                                 1,876
                                                          ------           -----         -----      -------
Balance at December 31, 2002.........................      1,991             (67)          (46)      16,065
Issuance of preferred stock by subsidiary to the
 Holding Company.....................................                                                    93
Issuance of shares--by subsidiary....................                                                    24
Issuance of stock options--by subsidiary.............                                                     2
Sale of subsidiaries to the Holding Company or
 affiliate...........................................                                                   261
Capital contribution from the Holding Company........                                                     2
Return of capital to the Holding Company.............                                                   (33)
Dividends on common stock............................                                                (1,448)
Comprehensive income (loss):
   Net income........................................                                                 2,001
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............       (228)                                      (228)
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................        642                                        642
     Foreign currency translation adjustments........                        174                        174
     Minimum pension liability adjustment............                                      (82)         (82)
                                                                                                    -------
     Other comprehensive income (loss)...............                                                   506
                                                                                                    -------
   Comprehensive income (loss).......................                                                 2,507
                                                          ------           -----         -----      -------
Balance at December 31, 2003.........................      2,405             107          (128)      17,473
Contribution of preferred stock by Holding Company
 to subsidiary and retirement thereof................                                                   (93)
Issuance of shares--by subsidiary....................                                                     4
Issuance of stock options--by subsidiary.............                                                     2
Capital contribution from the Holding Company........                                                    94
Return of capital to the Holding Company.............                                                    (3)
Dividends on preferred stock.........................                                                    (7)
Dividends on common stock............................                                                  (797)
Comprehensive income (loss):
   Net income........................................                                                 2,239
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............        (77)                                       (77)
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................         19                                         19
     Cumulative effect of a change in accounting,
      net of income taxes............................         61                                         61
     Foreign currency translation adjustments........                         79                         79
     Minimum pension liability adjustment............                                       (2)          (2)
                                                                                                    -------
     Other comprehensive income (loss)...............                                                    80
                                                                                                    -------
   Comprehensive income (loss).......................                                                 2,319
                                                          ------           -----         -----      -------
Balance at December 31, 2004.........................     $2,408           $ 186         $(130)     $18,992
                                                          ======           =====         =====      =======

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                                          2004      2003      2002
                                                                        --------  --------  --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................................. $  2,239  $  2,001  $  1,612
Adjustments to reconcile net income to net cash provided by
  operating activities:
   Depreciation and amortization expenses..............................      342       386       432
   Amortization of premiums and accretion of discounts associated with
     investments, net..................................................      (15)     (162)     (456)
   (Gains) losses from sales of investments and businesses, net........     (289)      125       256
   Interest credited to other policyholder account balances............    2,358     2,379     2,711
   Universal life and investment-type product policy fees..............   (2,042)   (1,921)   (1,927)
   Change in premiums and other receivables............................      460       (81)   (1,878)
   Change in deferred policy acquisition costs, net....................     (752)     (902)     (766)
   Change in insurance-related liabilities.............................    4,939     4,210     4,550
   Change in income taxes payable......................................     (101)      250       684
   Change in other assets..............................................      (71)     (351)   (1,011)
   Change in other liabilities.........................................       51       319       118
   Other, net..........................................................     (205)     (134)       74
                                                                        --------  --------  --------
Net cash provided by operating activities..............................    6,914     6,119     4,399
                                                                        --------  --------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
   Fixed maturities....................................................   78,494    69,292    61,473
   Equity securities...................................................    1,587       576     2,676
   Mortgage and other loans............................................    3,961     3,221     2,555
   Real estate and real estate joint ventures..........................      382       865       888
   Other limited partnership interests.................................      800       330       213
Purchases of:
   Fixed maturities....................................................  (83,243)  (90,122)  (79,509)
   Equity securities...................................................   (2,107)     (104)   (1,235)
   Mortgage and other loans............................................   (8,639)   (4,354)   (3,111)
   Real estate and real estate joint ventures..........................     (484)     (255)     (146)
   Other limited partnership interests.................................     (893)     (643)     (507)
Net change in short-term investments...................................      215      (183)     (308)
Proceeds from sales of businesses......................................       18     1,995       749
Net change in payable under securities loaned transactions.............    1,166     7,744     3,659
Net change in other invested assets....................................     (459)     (940)     (486)
Other, net.............................................................     (371)     (201)     (329)
                                                                        --------  --------  --------
Net cash used in investing activities.................................. $ (9,573) $(12,779) $(13,418)
                                                                        --------  --------  --------

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                                           2004      2003      2002
                                                                         --------  --------  --------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
   Deposits............................................................. $ 28,277  $ 29,054  $ 30,350
   Withdrawals..........................................................  (22,702)  (22,268)  (24,773)
Net change in short-term debt...........................................   (2,072)    2,624       567
Long-term debt issued...................................................       20       145       537
Long-term debt repaid...................................................      (28)     (714)     (221)
Capital contribution from the Holding Company...........................       --       148       649
Proceeds from offering of common stock by subsidiary, net...............       --       398        --
Dividends on preferred stock............................................       (7)       --        --
Dividends on common stock...............................................     (797)   (1,448)     (904)
Other, net..............................................................        3         8       (12)
                                                                         --------  --------  --------
Net cash provided by financing activities...............................    2,694     7,947     6,193
                                                                         --------  --------  --------
Change in cash and cash equivalents.....................................       35     1,287    (2,826)
Cash and cash equivalents, beginning of year............................    2,393     1,106     3,932
                                                                         --------  --------  --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................................. $  2,428  $  2,393  $  1,106
                                                                         ========  ========  ========
Cash and cash equivalents, subsidiaries held-for-sale, beginning of year       50        54        50
                                                                         ========  ========  ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END OF YEAR......       55        50        54
                                                                         ========  ========  ========
Cash and cash equivalents, from continuing operations, beginning of year    2,343     1,052     3,882
                                                                         ========  ========  ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END OF YEAR......    2,373     2,343     1,052
                                                                         ========  ========  ========
Supplemental disclosures of cash flow information:
   Net cash paid during the year for:
       Interest......................................................... $    140  $    307  $    243
                                                                         ========  ========  ========
       Income taxes..................................................... $    950  $    789  $     96
                                                                         ========  ========  ========
   Non-cash transactions during the year:
       Purchase money mortgage on real estate sale...................... $      2  $    196  $    954
                                                                         ========  ========  ========
       Real estate acquired in satisfaction of debt..................... $      7  $     14  $     30
                                                                         ========  ========  ========
       Transfer from funds withheld at interest to fixed maturities..... $    606  $     --  $     --
                                                                         ========  ========  ========
       Contribution of equity securities to MetLife Foundation.......... $     50  $     --  $     --
                                                                         ========  ========  ========

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and other financial services to individual and institutional customers. The Company offers life insurance and annuities, to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. (the "Holding Company"). The Company offered automobile and homeowners insurance through Metropolitan Property and Casualty Insurance Company and its subsidiaries ("Met P&C"), which was sold to the Holding Company in 2003.

BASIS OF PRESENTATION

   The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life and its subsidiaries; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item (See Note 6). Assets, liabilities, revenues and expenses of the general account for 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "--Application of Recent Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

   Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A., which were sold to the Holding Company in 2002; Met P&C, Metropolitan Tower Life Insurance Company ("MTL"), MetLife General Insurance Agency, Inc. and its subsidiaries, MetLife Securities, Inc. and N.L. Holding Corporation and its subsidiaries, which were sold to the Holding Company in 2003; and Newbury Insurance Company, Limited which was sold to the Holding Company and New England Pension and Annuity Company which was sold to MTL in 2004, are included in the accompanying consolidated financial statements until the respective dates of sale. On August 25, 2004, the Company entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings, Inc. ("SSRM"), to a third party. On January 31, 2005, the Company completed the sale of SSRM. The Company has reclassified the assets, liabilities and operations of SSRM into discontinued operations for all periods presented in the consolidated financial statements. (See Note 15).

   The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

   Minority interest related to consolidated entities included in other liabilities was $1,325 million and $1,233 million at December 31, 2004 and 2003, respectively.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2004 presentation.

SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC"), including value of business acquired ("VOBA"); (vi) the liability for future policyholder benefits; (vii) the liability for litigation and regulatory matters; and (viii) accounting for reinsurance transactions and employee benefit plans. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

  INVESTMENTS

   The Company's principal investments are in fixed maturities, mortgage and other loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:
(i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

  DERIVATIVES

   The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and engages in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  DEFERRED POLICY ACQUISITION COSTS

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the capitalization and amortization of DAC including VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  LIABILITY FOR FUTURE POLICY BENEFITS

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

   Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated reserves are included in the results of operations in the period in which the changes occur.

  REINSURANCE

   The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  LITIGATION

   The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumptions used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. On a quarterly and annual basis the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  EMPLOYEE BENEFIT PLANS

   The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans requires an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

  INVESTMENTS

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES than-temporary in the period that determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "Summary of Critical Accounting Estimates-Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

   The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

   Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are recorded when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

   Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

   Policy loans are stated at unpaid principal balances.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company regularly reviews residual values and impairs residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on these beneficial interests is recognized using the prospective method. The SPEs used to securitize assets generally are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities. Prior to the adoption of FASB Interpretation No. 46 (revised December 31, 2003), CONSOLIDATION OF VARIABLE INTEREST ENTITIES, AN INTERPRETATION OF ARB NO. 51 ("FIN 46(r)"), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46(r). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance. These beneficial interests are generally structured notes which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level yield method, as appropriate. Impairments of these beneficial interests are included in net investment gains (losses).

  DERIVATIVE FINANCIAL INSTRUMENTS

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its insurance subsidiaries' Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within Other invested assets or as liabilities within Other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in Net investment gains (losses), or in Interest credited to policyholder account balances for hedges of liabilities embedded in certain variable annuity products offered by the Company.

   To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or
(iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and throughout the life of the hedging relationship. The ineffective portion of the changes in fair value of the hedging instrument is recorded in net investment gains (losses).

   Under a fair value hedge, changes in the fair value of the derivative, along with changes in the fair value of the hedged item related to the risk being hedged, are reported in Net investment gains (losses).

   In a cash flow hedge, changes in the fair value of the derivative are recorded in Other comprehensive income (loss), a separate component of shareholders' equity, and the deferred gains or losses on the derivative are reclassified into the income statement when the Company's earnings are affected by the variability in cash flows of the hedged item.

   In a hedge of a net investment in a foreign operation, changes in the fair value of the derivative are recorded in Other comprehensive income (loss).

   The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) it is no longer probable that the forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

   When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to hedged risk, and the cumulative adjustment to its carrying value is

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized into income over the remaining life of the hedged item. The changes in fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are amortized into income over the remaining life of the hedging instruments.

   When hedge accounting is discontinued because it is probable that the forecasted transactions will not occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in Net investment gains (losses). Deferred gains and losses of a derivative recorded in Other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in Net investment gains (losses).

   In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as Net investment gains (losses).

   The Company is also a party to financial instruments in which a derivative is "embedded." For each financial instrument in which a derivative is embedded, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract, and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative, as defined in SFAS 133. If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in Net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in Net investment gains (losses).

  CASH AND CASH EQUIVALENTS

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

  PROPERTY, EQUIPMENT, LEASEHOLD IMPROVEMENTS AND COMPUTER SOFTWARE

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $439 million and $396 million at December 31, 2004 and 2003, respectively. Related depreciation and amortization expense was $93 million, $99 million and $77 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. Accumulated amortization of capitalized software was $490 million and $377 million at December 31, 2004 and 2003, respectively. Related amortization expense was $126 million, $143 million and $152 million for the years ended December 31, 2004, 2003 and 2002, respectively.

  DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

   DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   DAC for property and casualty insurance contracts, which is primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   VOBA, included as part of DAC, represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

  SALES INDUCEMENTS

   The Company has two different types of sales inducements: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit and (ii) the policyholder receives a higher interest rate than the normal general account interest rate credited on money in the enhanced dollar cost averaging program. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  GOODWILL

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a writedown of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from 10 to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

   Changes in net goodwill were as follows:

                                            YEARS ENDED DECEMBER 31,
                                            -----------------------
                                            2004     2003     2002
                                            ----     -----   -----
                                            (DOLLARS IN MILLIONS)
                 Balance, beginning of year $218    $ 405    $ 575
                 Acquisitions..............    1        3        7
                 Impairment losses.........   --       --       (2)
                 Disposition and other.....   (2)    (190)    (175)
                                             ----    -----   -----
                 Balance, end of year...... $217    $ 218    $ 405
                                             ====    =====   =====

   Accumulated amortization from goodwill was as follows at:

                                              DECEMBER 31,
                                             ---------------------
                                             2004    2003   2002
                                             ----    ----   ----
                                             (DOLLARS IN MILLIONS)
                    Accumulated amortization $32     $32    $71
                                             ===     ===    ===

  LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 9%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off. Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of (i) the present value of future benefit payments and related expenses less the present value of future net premiums and (ii) premium deficiency reserves.

   Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3.3% to 10.0%.

   Participating business represented approximately 12% and 13% of the Company's life insurance in-force, and 87% and 88% of the number of life insurance policies in-force, at December 31, 2004 and 2003, respectively. Participating policies represented approximately 37% and 37%, 40% and 41%, and 40% and 41% of gross and net life insurance premiums for the years ended December 31, 2004, 2003 and 2002, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments and premium deficiency reserves. Interest rates used in establishing such liabilities range from 3% to 10%.

   Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%.

   Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

   Liabilities for unpaid claims and claim expenses for property and casualty insurance are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

   Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 12%, less expenses, mortality charges, and withdrawals.

   The Company issues fixed and floating rate obligations under its guaranteed investment contract ("GIC") program. During the years ended December 31, 2004, 2003 and 2002, the Company issued $3,941 million, $4,341 million and $500 million, respectively, in such obligations. There have been no repayments of any of the contracts. Accordingly, the GICs outstanding, which are included in policyholder account balances in the accompanying consolidated balance sheets, were $8,978 and $4,862, respectively, at December 31, 2004 and 2003. Interest credited on the contracts for the years ended December 31, 2004, 2003 and 2002 was $139 million, $56 million and $12 million, respectively.

   The Company establishes liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies. Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

   Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions used for calculating such guaranteed annuitization benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

   Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term.

  OTHER REVENUES

   Other revenues include advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  POLICYHOLDER DIVIDENDS

   Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  INCOME TAXES

   The Company joins with the Holding Company and its includable affiliates in filing a consolidated Federal income tax return. The consolidating companies have executed a tax allocation agreement. Under the agreement, current Federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to the Holding Company to the extent that their income (losses and other credits) contributes to (reduces) the consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. The Company files state income tax returns on an individual corporate basis.

   The Company applies the concepts of Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes, which establishes deferred tax assets and liabilities based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. SFAS No. 109 allows recognition of deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

  REINSURANCE

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

  SEPARATE ACCOUNTS

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, separate account assets with a fair value of $1.7 billion were reclassified to general account investments with a corresponding transfer of separate account liabilities to future policy benefits and policyholder account balances. See "--Application of Recent Accounting Pronouncements."

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  STOCK-BASED COMPENSATION

   Effective January 1, 2003, MetLife, Inc. and the Company account for stock-based compensation plans using the prospective fair value accounting method prescribed by SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("SFAS 123"), as amended by SFAS No. 148, ACCOUNTING FOR STOCK-BASED COMPENSATION--TRANSITION AND DISCLOSURE ("SFAS 148"). The fair value method requires compensation cost to be measured based on the fair value of the equity instrument at the grant or award date. MetLife, Inc. allocates 100% of stock option expense to the Company.

   Stock-based compensation grants prior to January 1, 2003 are accounted for using the intrinsic value method prescribed by Accounting Principles Board Opinion ("APB") No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB 25").
Note 12 includes the pro forma disclosures required by SFAS No. 123, as amended. The intrinsic value method represents the quoted market price or fair value of the equity award at the measurement date less the amount, if any, the employee is required to pay.

   Stock-based compensation is accrued over the vesting period of the grant or award.

  FOREIGN CURRENCY

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings in the respective financial statement lines to which they relate.

  DISCONTINUED OPERATIONS

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

   In December 2004, the Financial Accounting Standards Board ("FASB") issued Staff Position Paper ("FSP") 109-2, ACCOUNTING AND DISCLOSURE GUIDANCE FOR THE FOREIGN EARNINGS REPATRIATION PROVISION WITHIN THE

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

AMERICAN JOBS CREATION ACT OF 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, ACCOUNTING FOR INCOME TAXES. The Company has completed its evaluation of the repatriation provision and determined that there will not be any impact on the Company's tax provision and deferred tax assets and liabilities.

   In December 2004, the FASB issued SFAS No. 153, EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

   In December 2004, FASB revised SFAS 123 to Share-Based Payment ("SFAS 123(r)"). SFAS 123(r) provides additional guidance on determining whether certain financial instruments awarded in share-based payment transactions are liabilities. SFAS 123(r) also requires that the cost of all share-based transactions be recorded in the financial statements. The revised pronouncement must be adopted by the Company by July 1, 2005. As all stock options currently accounted for under APB 25 will vest prior to the effective date, implementation of SFAS 123(r) will not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2003, the Company adopted SFAS 148, which provides guidance on how to apply the fair value method of accounting for share-based payments. As permitted under SFAS 148, the Company elected to use the prospective method of accounting for stock options granted subsequent to December 31, 2002. Options granted prior to January 1, 2003 will continue to be accounted for under the intrinsic value method until the adoption of SFAS 123(r), and the pro forma impact of accounting for these options at fair value will continue to be disclosed in the consolidated financial statements until the last of those options vest in 2005. See Note 12.

   In March 2004, the Emerging Issues Task Force ("EITF") reached further consensus on Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. An EITF 03-1 consensus reached in November 2003 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The Company has complied with the disclosure requirements of EITF 03-1, which were effective December 31, 2003. The accounting guidance of EITF 03-1 relating to the recognition of investment impairment which was to be effective in the third quarter of 2004 has been delayed pending the development of additional guidance. The Company is actively monitoring the deliberations relating to this issue at the FASB and currently is unable to determine the ultimate impact EITF 03-1 will have on its consolidated financial statements.

   In March 2004, the EITF reached consensus on Issue No. 03-16, ACCOUNTING FOR INVESTMENTS IN LIMITED LIABILITY COMPANIES ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by Technical Practices Aids issued by the American Institute of Certified Public Accountants. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released FSP No. 97-1, SITUATIONS IN WHICH PARAGRAPHS 17(B) AND 20 OF FASB STATEMENT NO. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS, PERMIT OR REQUIRE ACCRUAL OF AN UNEARNED REVENUE LIABILITY ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $8 million, which has been reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including VOBA and unearned revenue liability ("offsets") under certain variable annuity and life contracts and income taxes. Certain other contracts sold by the Company provide for a return through periodic crediting rates, surrender adjustments or termination adjustments based on the total return of a contractually referenced pool of assets owned by the Company. To the extent that such contracts are not accounted for as derivatives under the provisions of SFAS 133 and not already credited to the contract account balance, under SOP 03-1 the change relating to the fair value of the referenced pool of assets is recorded as a liability with the change in the liability recorded as policyholder benefits and claims. Prior to the adoption of SOP 03-1, the Company recorded the change in such liability as other comprehensive income. At adoption, this change decreased net income and increased other comprehensive income by $33 million, net of income taxes, which were recorded as cumulative effects of a change in accounting. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC. Since the Company followed a similar approach prior to adoption of SOP 03-1, the provisions of SOP 03-1 relating to sales inducements had no significant impact on the Company's consolidated financial statements. At adoption, the Company reclassified $116 million of ownership in its own separate accounts from other assets to fixed maturities, equity securities and cash and cash equivalents. This reclassification had no significant impact on net income or other comprehensive income at adoption. In accordance with SOP 03-1's guidance for the reporting of certain separate accounts, at adoption, the Company also reclassified $1.7 billion of separate account assets to general account investments and $1.7 billion of separate account liabilities to future policy benefits and policyholder account balances. This reclassification decreased net income and increased other comprehensive income by $27 million, net of income taxes, which were reported as cumulative effects of a change in accounting. The application of SOP 03-1 decreased the Company's 2004 net income by $36 million, including the cumulative effect of adoption of a decrease in net income of $52 million as described above.

   In December 2003, FASB revised SFAS No. 132, EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS--AN AMENDMENT OF FASB STATEMENTS NO. 87, 88 AND 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) was primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In May 2004, the FASB issued FASB Staff Position ("FSP") No. 106-2, ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT AND MODERNIZATION ACT OF 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 based on the Company's determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. FSP 106-2 was effective for interim periods beginning after June 15, 2004 and provides for either retroactive application to the date of enactment of the legislation or prospective application from the date of adoption of FSP 106-2. Effective July 1, 2004, the Company adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation and net periodic postretirement benefit cost was reduced by $201 million and $16 million for 2004, respectively.

   Effective October 1, 2003, the Company adopted Statement 133 Implementation Issue No. B36, EMBEDDED DERIVATIVES: MODIFIED COINSURANCE ARRANGEMENTS AND DEBT INSTRUMENTS THAT INCORPORATE CREDIT RISK EXPOSURES THAT ARE UNRELATED OR ONLY PARTIALLY RELATED TO THE CREDITWORTHINESS OF THE OBLIGOR UNDER THOSE INSTRUMENTS ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and
(ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. The Company's application of Issue B36 increased (decreased) net income by $4 million and ($12) million, net of amortization of DAC and income taxes, for 2004 and 2003, respectively. The 2003 impact includes a decrease in net income of $26 million relating to the cumulative effect of a change in accounting from the adoption of the new guidance.

   Effective July 1, 2003, the Company adopted SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

   During 2003, the Company adopted FASB Interpretation ("FIN") No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES--AN INTERPRETATION OF ARB NO. 51 ("FIN 46"), and its December 2003 revision ("FIN 46(r)"). Certain of the Company's investments in real estate joint ventures and other limited partnership interests meet the definition of a VIE and have been consolidated, in accordance with the transition rules and effective dates, because the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's consolidated financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated. In accordance with the provisions of FIN 46(r), the Company elected to defer until March 31, 2004 the consolidation of interests in VIEs for non-SPEs acquired prior to February 1, 2003 for which

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES it is the primary beneficiary. As of March 31, 2004, the Company consolidated assets and liabilities relating to real estate joint ventures of $78 million and $11 million, respectively, and assets and liabilities relating to other limited partnerships of $29 million and less than $1 million, respectively, for VIEs for which the Company was deemed to be the primary beneficiary. There was no impact to net income from the adoption of FIN 46.

   Effective January 1, 2003, the Company adopted FIN No. 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 10.

   Effective January 1, 2003, the Company adopted SFAS No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING ("EITF 94-3"). The Company's activities subject to this guidance in 2004 and 2003 were not significant.

   Effective January 1, 2003, the Company adopted SFAS No. 145, RESCISSION OF FASB STATEMENTS NO. 4, 44, AND 64, AMENDMENT OF FASB STATEMENT NO. 13, AND TECHNICAL CORRECTIONS ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS--REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144: (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets.

   Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES by reporting unit. There was no impairment of identified intangibles or significant reclassifications between goodwill and other intangible assets at January 1, 2002. Amortization of other intangible assets was not material for the years ended December 31, 2004, 2003 and 2002.

2.  INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

   Fixed maturities and equity securities at December 31, 2004 were as follows:

                                                                    GROSS
                                                        COST OR  UNREALIZED
                                                       AMORTIZED ----------- ESTIMATED
                                                         COST     GAIN  LOSS FAIR VALUE
                                                       --------- ------ ---- ----------
                                                            (DOLLARS IN MILLIONS)
Fixed Maturities:
   Bonds:
       U.S. treasury/agency securities................ $ 14,938  $1,271 $ 19  $ 16,190
       State and political subdivision securities.....      340      16    1       355
       U.S. corporate securities......................   51,398   3,561  144    54,815
       Foreign government securities..................    4,666     767   12     5,421
       Foreign corporate securities...................   21,545   2,381   65    23,861
       Residential mortgage-backed securities.........   28,155     573   52    28,676
       Commercial mortgage-backed securities..........   10,395     408   30    10,773
       Asset-backed securities........................    9,282     115   29     9,368
       Other fixed maturity securities................      519      46   33       532
                                                       --------  ------ ----  --------
          Total bonds.................................  141,238   9,138  385   149,991
   Redeemable preferred stocks........................      274      --   19       255
                                                       --------  ------ ----  --------
          Total fixed maturities...................... $141,512  $9,138 $404  $150,246
                                                       ========  ====== ====  ========
   Equity Securities:
       Common stocks.................................. $  1,329  $  238 $  5  $  1,562
       Nonredeemable preferred stocks.................      317      24   --       341
                                                       --------  ------ ----  --------
          Total equity securities..................... $  1,646  $  262 $  5  $  1,903
                                                       ========  ====== ====  ========

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                                    GROSS
                                                        COST OR  UNREALIZED
                                                       AMORTIZED ----------- ESTIMATED
                                                         COST     GAIN  LOSS FAIR VALUE
                                                       --------- ------ ---- ----------
                                                            (DOLLARS IN MILLIONS)
Fixed Maturities:
   Bonds:
       U.S. treasury/agency securities................ $ 13,249  $1,208 $ 23  $ 14,434
       State and political subdivision securities.....      282      11    8       285
       U.S. corporate securities......................   49,466   3,486  228    52,724
       Foreign government securities..................    4,847     752   20     5,579
       Foreign corporate securities...................   18,680   2,005   70    20,615
       Residential mortgage-backed securities.........   28,049     687   81    28,655
       Commercial mortgage-backed securities..........    9,080     480   15     9,545
       Asset-backed securities........................   10,414     169   54    10,529
       Other fixed maturity securities................      232     138   62       308
                                                       --------  ------ ----  --------
          Total bonds.................................  134,299   8,936  561   142,674
   Redeemable preferred stocks........................      545       2   73       474
                                                       --------  ------ ----  --------
          Total fixed maturities...................... $134,844  $8,938 $634  $143,148
                                                       ========  ====== ====  ========
   Equity Securities:
       Common stocks.................................. $    506  $  323 $  1  $    828
       Nonredeemable preferred stocks.................      379      25   --       404
                                                       --------  ------ ----  --------
          Total equity securities..................... $    885  $  348 $  1  $  1,232
                                                       ========  ====== ====  ========

   The Company held foreign currency derivatives with notional amounts of $4,642 million and $3,472 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2004 and 2003, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $11,216 million and $11,814 million at December 31, 2004 and 2003, respectively. These securities had a net unrealized gain of $877 million and $839 million at December 31, 2004 and 2003, respectively. Non-income producing fixed maturities were $84 million and $357 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The cost or amortized cost and estimated fair value of bonds at December 31, 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                        COST OR
                                                       AMORTIZED  ESTIMATED
                                                         COST     FAIR VALUE
                                                       ---------  ----------
                                                       (DOLLARS IN MILLIONS)
     Due in one year or less.......................... $  5,491    $  5,578
     Due after one year through five years............   24,326      25,491
     Due after five years through ten years...........   28,853      31,053
     Due after ten years..............................   34,736      39,052
                                                       --------    --------
        Subtotal......................................   93,406     101,174
     Mortgage-backed and other asset-backed securities   47,832      48,817
                                                       --------    --------
        Subtotal......................................  141,238     149,991
     Redeemable preferred stock.......................      274         255
                                                       --------    --------
        Total fixed maturities........................ $141,512    $150,246
                                                       ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        YEARS ENDED DECEMBER 31,
                                       -------------------------
                                         2004     2003     2002
                                       -------  -------  -------
                                         (DOLLARS IN MILLIONS)
               Proceeds............... $53,643  $48,390  $34,918
               Gross investment gains. $   792  $   446  $ 1,683
               Gross investment losses $  (468) $  (452) $  (973)

   Gross investment losses above exclude writedowns recorded during 2004, 2003 and 2002 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $93 million, $328 million and $1,342 million, respectively.

   The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2004 and 2003:

                                                                  DECEMBER 31, 2004
                                            --------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                            LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                            -------------------- -------------------- --------------------
                                            ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                              FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                              VALUE      LOSS      VALUE      LOSS      VALUE      LOSS
                                            --------- ---------- --------- ---------- --------- ----------
                                                                (DOLLARS IN MILLIONS)
U.S. treasury/agency securities............  $ 4,399     $ 19     $    1      $ --     $ 4,400     $ 19
States and political subdivision securities       37       --         14         1          51        1
U.S. corporate securities..................    8,122       97      1,081        47       9,203      144
Foreign government securities..............      493        8         39         4         532       12
Foreign corporate securities...............    3,234       52        413        13       3,647       65
Residential mortgage-backed securities.....    7,257       49        215         3       7,472       52
Commercial mortgage-backed securities......    3,137       27        136         3       3,273       30
Asset-backed securities....................    3,424       22        203         7       3,627       29
Other fixed maturity securities............       37       33         12        --          49       33
                                             -------     ----     ------      ----     -------     ----
   Total bonds.............................   30,140      307      2,114        78      32,254      385
Redeemable preferred stocks................      255       19         --        --         255       19
                                             -------     ----     ------      ----     -------     ----
   Total fixed maturities..................  $30,395     $326     $2,114      $ 78     $32,509     $404
                                             =======     ====     ======      ====     =======     ====
Equity Securities..........................  $    78     $  5     $    4      $ --     $    82     $  5
                                             =======     ====     ======      ====     =======     ====
Total number of securities in an unrealized
  loss position............................    2,866                 244                 3,110
                                             =======              ======               =======

                                                                  DECEMBER 31, 2003
                                            --------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                            LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                            -------------------- -------------------- --------------------
                                            ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                              FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                              VALUE      LOSS      VALUE      LOSS      VALUE      LOSS
                                            --------- ---------- --------- ---------- --------- ----------
                                                                (DOLLARS IN MILLIONS)
U.S. treasury/agency securities............  $ 3,526     $ 23     $   --      $ --     $ 3,526     $ 23
States and political subdivision securities      131        8         --        --         131        8
U.S. corporate securities..................    6,338      136        962        92       7,300      228
Foreign government securities..............      225       20          2        --         227       20
Foreign corporate securities...............    2,446       57        331        13       2,777       70
Residential mortgage-backed securities.....    7,133       78         18         3       7,151       81
Commercial mortgage-backed securities......    1,998       13        227         2       2,225       15
Asset-backed securities....................    2,295       29        780        25       3,075       54
Other fixed maturity securities............       12       52         40        10          52       62
                                             -------     ----     ------      ----     -------     ----
   Total bonds.............................   24,104      416      2,360       145      26,464      561
Redeemable preferred stocks................      192       60        279        13         471       73
                                             -------     ----     ------      ----     -------     ----
   Total fixed maturities..................  $24,296     $476     $2,639      $158     $26,935     $634
                                             =======     ====     ======      ====     =======     ====
Equity Securities..........................  $    18     $  1     $   21      $ --     $    39     $  1
                                             =======     ====     ======      ====     =======     ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

SECURITIES LENDING PROGRAM

   The Company participates in a securities lending program whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $23,325 million and $22,290 million and an estimated fair value of $24,625 million and $23,461 million were on loan under the program at December 31, 2004 and 2003, respectively. The Company was liable for cash collateral under its control of $25,230 million and $24,065 million at December 31, 2004 and 2003, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

ASSETS ON DEPOSIT AND HELD IN TRUST

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $1,315 million and $1,286 million at December 31, 2004 and 2003, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,880 million and $1,711 million at December 31, 2004 and 2003, respectively.

MORTGAGE AND OTHER LOANS

   Mortgage and other loans were categorized as follows:

                                                DECEMBER 31,
                                       ------------------------------
                                            2004            2003
                                       --------------  --------------
                                       AMOUNT  PERCENT AMOUNT  PERCENT
                                       ------- ------- ------- -------
                                            (DOLLARS IN MILLIONS)
          Commercial mortgage loans... $25,432    80%  $21,597    81%
          Agricultural mortgage loans.   5,654    18     5,166    19
          Other loans.................     639     2        --    --
                                       -------   ---   -------   ---
             Total....................  31,725   100%   26,763   100%
                                                 ===             ===
          Less: Valuation allowances..     154             126
                                       -------         -------
             Mortgage and other loans. $31,571         $26,637
                                       =======         =======

   Mortgage loans are collateralized by properties primarily located throughout the United States. At December 31, 2004, approximately 19%, 11% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   Mortgage loans at December 31, 2004 and 2003 include $1,480 million and $1,998 million, respectively to MTL, a related party, in connection with Metropolitan Insurance and Annuity Company's ("MIAC") purchase of real estate from the Company in 2001 and 2003. MIAC was merged into MTL in 2004. In addition, certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $641 million and $639 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Changes in loan valuation allowances for mortgage and other loans were as follows:

                                             YEARS ENDED DECEMBER 31,
                                             -----------------------
                                             2004     2003    2002
                                             ----     ----    ----
                                             (DOLLARS IN MILLIONS)
                  Balance, beginning of year $126     $122    $144
                  Additions.................   56       50      39
                  Deductions................  (28)     (46)    (56)
                  Acquisitions of affiliates   --       --      (5)
                                              ----     ----    ----
                  Balance, end of year...... $154     $126    $122
                                              ====     ====    ====

   A portion of the Company's mortgage and other loans was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                              ------------------
                                                              2004         2003
                                                              ----         ----
                                                              (DOLLARS IN MILLIONS)
         Impaired mortgage loans with valuation allowances... $178         $286
         Impaired mortgage loans without valuation allowances  115          146
                                                                ----         ----
            Total............................................  293          432
         Less: Valuation allowances on impaired loans........   40           61
                                                                ----         ----
            Impaired loans................................... $253         $371
                                                                ====         ====

   The average investment in impaired loans was $376 million, $615 million and $1,068 million for the years ended December 31, 2004, 2003 and 2002, respectively. Interest income on impaired loans was $25 million, $55 million and $88 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   The investment in restructured loans was $121 million and $188 million at December 31, 2004 and 2003, respectively. Interest income of $9 million, $19 million and $44 million was recognized on restructured loans for the years ended December 31, 2004, 2003 and 2002, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $11 million, $24 million and $41 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   Mortgage and other loans with scheduled payments of 60 days (90 days for agricultural mortgages) or more past due or in foreclosure had an amortized cost of $35 million at both December 31, 2004 and 2003, respectively.

REAL ESTATE AND REAL ESTATE JOINT VENTURES

   Real estate and real estate joint ventures consisted of the following:

                                                                 DECEMBER 31,
                                                                --------------------
                                                                 2004       2003
                                                                 ------     ------
                                                                (DOLLARS IN MILLIONS)
 Real estate and real estate joint ventures held-for-investment $3,193     $2,786
 Impairments...................................................   (124)      (132)
                                                                 ------     ------
    Total......................................................  3,069      2,654
                                                                 ------     ------
 Real estate held-for-sale.....................................    262        635
 Impairments...................................................     (6)      (151)
 Valuation allowance...........................................     (4)       (12)
                                                                 ------     ------
    Total......................................................    252        472
                                                                 ------     ------
        Real estate and real estate joint ventures............. $3,321     $3,126
                                                                 ======     ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Accumulated depreciation on real estate was $1,222 million and $1,226 million at December 31, 2004 and 2003, respectively. Related depreciation expense was $116 million, $124 million and $180 million for the years ended December 31, 2004, 2003 and 2002, respectively. These amounts include $14 million, $34 million and $83 million of depreciation expense related to discontinued operations for the years ended December 31, 2004, 2003 and 2002, respectively.

   Real estate and real estate joint ventures were categorized as follows:

                                       DECEMBER 31,
                               ----------------------------
                                    2004           2003
                               -------------  -------------
                               AMOUNT PERCENT AMOUNT PERCENT
                               ------ ------- ------ -------
                                   (DOLLARS IN MILLIONS)
                   Office..... $1,800    55%  $1,597    51%
                   Retail.....    556    17      660    21
                   Apartments.    514    15      496    16
                   Land.......     47     1       77     2
                   Agriculture      1    --        1    --
                   Other......    403    12      295    10
                               ------   ---   ------   ---
                      Total... $3,321   100%  $3,126   100%
                               ======   ===   ======   ===

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2004, approximately 27%, 24% and 14% of the Company's real estate holdings were located in California, Texas and New York, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                             YEARS ENDED DECEMBER 31,
                                             -----------------------
                                             2004     2003    2002
                                             ----     ----    ----
                                             (DOLLARS IN MILLIONS)
                  Balance, beginning of year $ 12     $ 11    $ 35
                  Additions.................   13       17      21
                  Deductions................  (21)     (16)    (45)
                                              ----     ----    ----
                  Balance, end of year...... $  4     $ 12    $ 11
                                              ====     ====    ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $15 million, $34 million and $49 million for the years ended December 31, 2004, 2003 and 2002, respectively. Investment income (expense) related to impaired real estate and real estate joint ventures held-for-sale was ($1) million, $1 million, and $2 million for the years ended December 31, 2004, 2003 and 2002, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $38 million and $67 million at December 31, 2004 and 2003, respectively.

   The Company owned real estate acquired in satisfaction of debt of $1 million at both December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

LEVERAGED LEASES

   Leveraged leases, included in other invested assets, consisted of the following:

                                              DECEMBER 31,
                                             --------------------
                                              2004       2003
                                              ------     ------
                                             (DOLLARS IN MILLIONS)
                   Investment............... $1,059     $  974
                   Estimated residual values    480        386
                                              ------     ------
                      Total.................  1,539      1,360
                   Unearned income..........   (424)      (380)
                                              ------     ------
                      Leveraged leases...... $1,115     $  980
                                              ======     ======

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from one to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred income tax liability related to leveraged leases was $757 million and $870 million at December 31, 2004 and 2003, respectively.

FUNDS WITHHELD AT INTEREST

   Included in other invested assets at December 31, 2004 and 2003, were funds withheld at interest of $2,788 million and $2,890 million, respectively.

NET INVESTMENT INCOME

   The components of net investment income were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     -----------------------
                                                      2004     2003    2002
                                                     -------  ------- -------
                                                      (DOLLARS IN MILLIONS)
   Fixed maturities................................. $ 8,071  $ 7,757 $ 7,844
   Equity securities................................      65       26      42
   Mortgage and other loans.........................   1,840    1,811   1,840
   Real estate and real estate joint ventures.......     579      528     600
   Policy loans.....................................     492      510     512
   Other limited partnership interests..............     324       80      58
   Cash, cash equivalents and short-term investments      64       83     228
   Other............................................     249      251     230
                                                     -------  ------- -------
      Total.........................................  11,684   11,046  11,354
   Less: Investment expenses........................     879      767     801
                                                     -------  ------- -------
      Net investment income......................... $10,805  $10,279 $10,553
                                                     =======  ======= =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET INVESTMENT GAINS (LOSSES)

   Net investment gains (losses) were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   -----------------------
                                                    2004     2003    2002
                                                    -----   -----   -----
                                                   (DOLLARS IN MILLIONS)
        Fixed maturities.......................... $  81    $(373)  $(862)
        Equity securities.........................   150       39     230
        Mortgage and other loans..................   (54)     (51)    (21)
        Real estate and real estate joint ventures    12       20      (6)
        Other limited partnership interests.......    53      (84)     (2)
        Sales of businesses.......................    --        5      (7)
        Derivatives...............................  (232)    (122)   (140)
        Other.....................................   279        9     (24)
                                                    -----   -----   -----
           Total net investment gains (losses).... $ 289    $(557)  $(832)
                                                    =====   =====   =====

NET UNREALIZED INVESTMENT GAINS

   The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                       2004     2003     2002
                                                     -------  -------  -------
                                                       (DOLLARS IN MILLIONS)
Fixed maturities.................................... $ 8,571  $ 8,094  $ 6,701
Equity securities...................................     270      353       56
Derivatives.........................................    (494)    (395)     (24)
Other invested assets...............................     (69)     (55)       1
                                                     -------  -------  -------
   Total............................................   8,278    7,997    6,734
                                                     -------  -------  -------
Amounts allocated from:
   Future policy benefit loss recognition...........  (1,953)  (1,453)  (1,242)
   Deferred policy acquisition costs................    (407)    (495)    (366)
   Participating contracts..........................      --     (117)    (129)
   Policyholder dividend obligation.................  (2,119)  (2,130)  (1,882)
                                                     -------  -------  -------
   Total............................................  (4,479)  (4,195)  (3,619)
                                                     -------  -------  -------
Deferred income taxes...............................  (1,391)  (1,397)  (1,124)
                                                     -------  -------  -------
   Total............................................  (5,870)  (5,592)  (4,743)
                                                     -------  -------  -------
       Net unrealized investment gains (losses)..... $ 2,408  $ 2,405  $ 1,991
                                                     =======  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The changes in net unrealized investment gains were as follows:

                                                                      YEARS ENDED DECEMBER 31,
                                                                      -----------------------
                                                                       2004    2003     2002
                                                                      ------  ------  -------
                                                                       (DOLLARS IN MILLIONS)
Balance, beginning of year........................................... $2,405  $1,991  $ 1,799
Unrealized investment gains (losses) during the year.................    281     994    2,803
Unrealized investment gains (losses) relating to:
   Future policy benefit gains (losses) recognition..................   (500)   (211)  (1,212)
   Deferred policy acquisition costs.................................     88    (129)    (204)
   Participating contracts...........................................    117      12       (2)
   Policyholder dividend obligation..................................     11    (248)  (1,174)
Deferred income taxes................................................      6    (179)     (72)
Unrealized investment gains (losses) of subsidiaries at date of sale,
  net of deferred income taxes.......................................     --     175       53
                                                                      ------  ------  -------
Balance, end of year................................................. $2,408  $2,405  $ 1,991
                                                                      ------  ------  -------
Net change in unrealized investment gains (losses)................... $    3  $  414  $   192
                                                                      ======  ======  =======

STRUCTURED INVESTMENT TRANSACTIONS

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored four securitizations with a total of approximately $1,341 million and $1,431 million in financial assets as of December 31, 2004 and 2003, respectively. The Company's beneficial interests in these SPEs as of December 31, 2004 and 2003 and the related investment income for the years ended December 31, 2004, 2003 and 2002 were insignificant.

   The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $636 million and $849 million at December 31, 2004 and 2003, respectively. The related net investment income recognized was $44 million and $78 million for the years ended December 31, 2004 and 2003, respectively. For the year ended December 31, 2002, there was insignificant related income.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VARIABLE INTEREST ENTITIES

   As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN 46(r). The adoption of FIN 46(r) required the Company to consolidate certain VIEs for which it is the primary beneficiary. The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that (i) it is the primary beneficiary and which are consolidated in the Company's consolidated financial statements at December 31, 2004, and (ii) it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                     DECEMBER 31, 2004
                                  -------------------------------------------------------
                                      PRIMARY BENEFICIARY       NOT PRIMARY BENEFICIARY
                                  --------------------------- ---------------------------
                                    TOTAL    MAXIMUM EXPOSURE   TOTAL    MAXIMUM EXPOSURE
                                  ASSETS (1)   TO LOSS (2)    ASSETS (1)   TO LOSS (2)
                                  ---------- ---------------- ---------- ----------------
                                                   (DOLLARS IN MILLIONS)
Asset-backed securitizations and
  collateralized debt obligations    $ --          $ --         $1,418         $  3
Real estate joint ventures (3)...      15            13            132           --
Other limited partnerships (4)...     245           188            900          146
Other structured investments (5).      --            --            856          103
                                     ----          ----         ------         ----
   Total.........................    $260          $201         $3,306         $252
                                     ====          ====         ======         ====

--------
(1)The assets of the asset-backed securitizations and collateralized debt obligations are reflected at fair value at December 31, 2004. The assets of the real estate joint ventures, other limited partnerships and other structured investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.
(2)The maximum exposure to loss of the asset-backed securitizations and collateralized debt obligations is equal to the carrying amounts of retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures, other limited partnerships and other structured investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.
(3)Real estate joint ventures include partnerships and other ventures, which engage in the acquisition, development, management and disposal of real estate investments.
(4)Other limited partnerships include partnerships established for the purpose of investing in real estate funds, public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits.
(5)Other structured investments include an offering of a collateralized fund of funds based on the securitization of a pool of private equity funds.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

   The following table provides a summary of the notional amounts and fair value of derivative financial instruments held at:

                               DECEMBER 31, 2004           DECEMBER 31, 2003
                          --------------------------- ---------------------------
                                     CURRENT MARKET              CURRENT MARKET
                                     OR FAIR VALUE               OR FAIR VALUE
                          NOTIONAL ------------------ NOTIONAL ------------------
                           AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
                          -------- ------ ----------- -------- ------ -----------
                                           (DOLLARS IN MILLIONS)
Interest rate swaps...... $12,215   $276    $   19    $ 9,921   $189     $ 36
Interest rate floors.....   2,065     24        --        325      5       --
Interest rate caps.......   7,045     12        --      9,195     29       --
Financial futures........     417     --         5      1,015      8       24
Foreign currency swaps...   7,457    149     1,274      4,679      9      791
Foreign currency forwards     888     --        57        528     --       10
Options..................     263      8         7      6,065      7       --
Financial forwards.......     326     --        --      1,310      2        3
Credit default swaps.....   1,879     10         5        605      2        1
Synthetic GICs...........   5,869     --        --      5,177     --       --
Other....................     450      1         1         --     --       --
                          -------   ----    ------    -------   ----     ----
   Total................. $38,874   $480    $1,368    $38,820   $251     $865
                          =======   ====    ======    =======   ====     ====

   The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2004:

                                                     REMAINING LIFE
                          ---------------------------------------------------------------------
                          ONE YEAR   AFTER ONE YEAR   AFTER FIVE YEARS
                          OR LESS  THROUGH FIVE YEARS THROUGH TEN YEARS AFTER TEN YEARS  TOTAL
                          -------- ------------------ ----------------- --------------- -------
                                                  (DOLLARS IN MILLIONS)
Interest rate swaps......  $1,878       $ 6,427            $ 2,051          $1,859      $12,215
Interest rate floors.....      --            --              2,065              --        2,065
Interest rate caps.......   2,025         5,020                 --              --        7,045
Financial futures........     417            --                 --              --          417
Foreign currency swaps...     268         3,405              3,110             674        7,457
Foreign currency forwards     888            --                 --              --          888
Options..................       6            --                256               1          263
Financial forwards.......     326            --                 --              --          326
Credit default swaps.....     301         1,204                374              --        1,879
Synthetic GICs...........   1,000         1,000              3,869              --        5,869
Other....................     450            --                 --              --          450
                           ------       -------            -------          ------      -------
   Total.................  $7,559       $17,056            $11,725          $2,534      $38,874
                           ======       =======            =======          ======      =======

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

   In exchange-traded Treasury and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of Treasury and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchanges.

   Exchange-traded Treasury futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury performance. The value of Treasury futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

   Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

   In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

   Swaptions are used by the Company primarily to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption.

   Equity options are used by the Company primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

   The Company enters into financial forwards, primarily "to-be-announced" ("TBA") securities, to gain exposure to the investment risk and return of securities not yet available. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

   Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Credit default swaps are also used in replication synthetic asset transactions ("RSATs") to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. RSATs are a combination of a derivative and usually a U.S. Treasury or Agency security. RSATs that involve the use of credit default swaps are included in such classification in the preceding table.

   Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or RSATs and are included in the other classification in the preceding table.

   A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

HEDGING

   The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                           DECEMBER 31, 2004           DECEMBER 31, 2003
                      --------------------------- ---------------------------
                                   FAIR VALUE                  FAIR VALUE
                      NOTIONAL ------------------ NOTIONAL ------------------
                       AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
                      -------- ------ ----------- -------- ------ -----------
                                       (DOLLARS IN MILLIONS)
   Fair value........ $ 4,850   $173    $  233    $ 3,678   $ 27     $291
   Cash flow.........   8,057     40       664     12,968     54      422
   Foreign operations     535     --        47        527     --       10
   Non-qualifying....  25,432    267       424     21,647    170      142
                      -------   ----    ------    -------   ----     ----
      Total.......... $38,874   $480    $1,368    $38,820   $251     $865
                      =======   ====    ======    =======   ====     ====

   The following table provides the settlement payments recorded in income for the:

                                                           YEAR ENDED DECEMBER 31,
                                                           ----------------------
                                                            2004    2003    2002
                                                            -----   ----    ----
                                                           (DOLLARS IN MILLIONS)
    Qualifying hedges:
       Net investment income.............................. $(144)   $(61)   $(4)
       Interest credited to policyholder account balances.    45      --     --
    Non-qualifiying hedges:
       Net investment gains (losses)......................    51      84     32
                                                            -----    ----   ---
           Total.......................................... $ (48)   $ 23    $28
                                                            =====    ====   ===

FAIR VALUE HEDGES

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) treasury futures to hedge against changes in value of fixed rate securities.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company recognized Net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                         -----------------------
                                                          2004     2003    2002
                                                          -----    -----   ----
                                                         (DOLLARS IN MILLIONS)
    Changes in the fair value of derivatives............ $ 196    $(184)   $(30)
    Changes in the fair value of items hedged...........  (152)     158      34
                                                          -----    -----   ----
    Net ineffectiveness of fair value hedging activities $  44    $ (26)   $  4
                                                          =====    =====   ====

   All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

   The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) treasury futures to hedge against changes in value of securities to be acquired; (v) treasury futures to hedge against changes in interest rates on liabilities to be issued; and (vi) financial forwards to gain exposure to the investment risk and return of securities not yet available.

   For the years ended December 31, 2004, 2003 and 2002, the Company recognized Net investment gains (losses) of ($5) million, ($69) million, and ($3) million, respectively, which represented the ineffective portion of all cash flow hedges. All components of each derivative's gains or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

   Presented below is a roll forward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                                       YEAR ENDED DECEMBER 31,
                                                                       ----------------------
                                                                        2004    2003    2002
                                                                       -----   -----   -----
                                                                       (DOLLARS IN MILLIONS)
Other comprehensive income (loss) balance at the beginning of the year $(385)  $ (24)  $  71
Gains (losses) deferred in other comprehensive income (loss) on the
  effective portion of cash flow hedges...............................   (57)   (355)   (142)
Amounts reclassified to net investment income.........................     2       2      57
Amortization of transition adjustment.................................    (7)     (8)    (10)
                                                                       -----   -----   -----
Other comprehensive income (losses) balance at the end of the year.... $(447)  $(385)  $ (24)
                                                                       =====   =====   =====

   At December 31, 2004, approximately $34 million of the deferred net gains on derivatives accumulated in Other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2005.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

   The Company uses forward exchange contracts to hedge portions of its net investment in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness based upon the change in forward rates. There was no ineffectiveness recorded in 2004, 2003, or 2002. For the years ended December 31, 2004 and 2003, the Company recorded net unrealized foreign currency losses of $47 million and $10 million, respectively, in other comprehensive income (loss) related to hedges of its net investments in foreign operations. For the year ended December 31, 2004, the Company recorded a foreign currency translation loss of $10 million, in Other comprehensive income
(loss) related to the disposal of certain hedges of net investments in foreign operations. There were no disposals of such hedges for the year ended December 31, 2003.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

   The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and Treasury futures to minimize its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to minimize its exposure to adverse movements in exchange rates; (iii) swaptions to sell embedded call options in fixed rate liabilities;
(iv) credit default swaps to minimize its exposure to adverse movements in credit; (v) equity futures and equity options to economically hedge liabilities embedded in certain variable annuity products; (vi) synthetic GICs to synthetically create traditional GICs; and (vii) RSATs and TRRs to synthetically create investments.

   For the years ended December 31, 2004, 2003 and 2002, the Company recognized as Net investment gains (losses) changes in fair value of ($163) million, ($118) million and ($172) million, respectively, related to derivatives that do not qualify as hedge accounting.

EMBEDDED DERIVATIVES

   The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed rate of return contracts, and modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $43 million at both December 31, 2004 and 2003. The fair value of the Company's embedded derivative liabilities was $26 million and $33 million at December 31, 2004 and 2003, respectively. The amount recorded to Net investment gains (losses) during the years ended December 31, 2004 and 2003 were gains of $34 million and $19 million, respectively. There were no amounts recorded to Net investment gains (losses) during the year ended December 31, 2002 related to embedded derivatives.

CREDIT RISK

   The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date. Because exchange traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative financial instruments.

   The Company manages its credit risk by entering into derivative transactions with creditworthy counterparties. In addition, the Company enters into over-the-counter derivatives pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange traded futures and options through regulated exchanges and these positions are marked to market and margined on a daily basis.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

DEFERRED POLICY ACQUISITION COSTS

   Information regarding VOBA and DAC for the years ended December 31, 2002, 2003 and 2004 is as follows:

                                                        DEFERRED
                                              VALUE OF   POLICY
                                              BUSINESS ACQUISITION
                                              ACQUIRED    COSTS     TOTAL
                                              -------- ----------- -------
                                                  (DOLLARS IN MILLIONS)
     Balance at January 1, 2002..............  $1,502    $ 8,969   $10,471
     Capitalizations.........................      --      2,227     2,227
                                               ------    -------   -------
            Total............................   1,502     11,196    12,698
     Amortization related to:
        Net investment gains (losses)........      16         (5)       11
        Unrealized investment gains (losses).      31        173       204
        Other expenses.......................     121      1,380     1,501
                                               ------    -------   -------
            Total amortization...............     168      1,548     1,716
     Dispositions and other..................    (463)      (853)   (1,316)
                                               ------    -------   -------
     Balance at December 31, 2002............     871      8,795     9,666
     Capitalizations.........................      --      1,982     1,982
     Acquisitions............................      --        218       218
                                               ------    -------   -------
            Total............................     871     10,995    11,866
     Amortization related to:
        Net investment gains (losses)........      (5)       (21)      (26)
        Unrealized investment gains (losses).      (9)       138       129
        Other expenses.......................      49      1,332     1,381
                                               ------    -------   -------
            Total amortization...............      35      1,449     1,484
     Dispositions and other..................      --       (150)     (150)
                                               ------    -------   -------
     Balance at December 31, 2003............     836      9,396    10,232
     Capitalizations.........................      --      1,817     1,817
                                               ------    -------   -------
            Total............................     836     11,213    12,049
     Amortization related to:
        Net investment gains (losses)........       1          5         6
        Unrealized investment gains (losses).     (76)       (12)      (88)
        Other expenses.......................      81      1,055     1,136
                                               ------    -------   -------
            Total amortization...............       6      1,048     1,054
     Dispositions and other..................     (23)        99        76
                                               ------    -------   -------
     Balance at December 31, 2004............  $  807    $10,264   $11,071
                                               ======    =======   =======

   The estimated future amortization expense allocated to other expenses for VOBA is $73 million in 2005, $68 million in 2006, $65 million in 2007, $63 million in 2008 and $63 million in 2009.

   Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES regarding the amount that would have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

SALES INDUCEMENTS

   Changes in deferred sales inducements are as follows:

                                              SALES INDUCEMENTS
                                            ---------------------
                                            (DOLLARS IN MILLIONS)
               Balance at January 1, 2004..          $52
               Capitalization..............           29
               Amortization................           (6)
                                                     ---
               Balance at December 31, 2004          $75
                                                     ===

LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

   The following table provides an analysis of the activity in the liability for unpaid claims and claim expenses relating to property and casualty group accident and non-medical health policies and contracts:

                                             YEARS ENDED DECEMBER 31,
                                            -------------------------
                                              2004     2003     2002
                                            -------  -------  -------
                                              (DOLLARS IN MILLIONS)
          Balance at January 1............. $ 3,560  $ 4,821  $ 4,597
             Reinsurance recoverables......    (284)    (496)    (457)
                                            -------  -------  -------
          Net balance at January 1.........   3,276    4,325    4,140
                                            -------  -------  -------
          Incurred related to:
             Current year..................   2,491    3,816    4,219
             Prior years...................      (9)      28      (81)
                                            -------  -------  -------
                                              2,482    3,844    4,138
                                            -------  -------  -------
          Paid related to:
             Current year..................  (1,519)  (2,153)  (2,559)
             Prior years...................    (679)  (1,290)  (1,332)
                                            -------  -------  -------
                                             (2,198)  (3,443)  (3,891)
                                            -------  -------  -------
          Dispositions.....................      --   (1,450)     (62)
          Net Balance at December 31.......   3,560    3,276    4,325
             Add: Reinsurance recoverables.     287      284      496
                                            -------  -------  -------
          Balance at December 31........... $ 3,847  $ 3,560  $ 4,821
                                            =======  =======  =======

GUARANTEES

   The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

   The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

   The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

                                                      DECEMBER 31, 2004
   ANNUITY CONTRACTS                            --------------------------
                                                    IN THE          AT
                                                EVENT OF DEATH ANNUITIZATION
                                                -------------- -------------
                                                    (DOLLARS IN MILLIONS)
   RETURN OF NET DEPOSITS
      Separate account value...................   $   2,039            N/A
      Net amount at risk.......................   $      11(1)         N/A
      Average attained age of contractholders..    58 years            N/A
   ANNIVERSARY CONTRACT VALUE OR MINIMUM RETURN
      Separate account value...................   $  29,834      $   2,659
      Net amount at risk.......................   $     735(1)   $       7(2)
      Average attained age of contractholders..    61 years       56 years
   TWO TIER ANNUITIES
      General account value....................         N/A      $     301
      Net amount at risk.......................         N/A      $      36(3)
      Average attained age of contractholders..         N/A       58 years

                                                      DECEMBER 31, 2004
   UNIVERSAL AND VARIABLE LIFE CONTRACTS        --------------------------
                                                  SECONDARY       PAID UP
                                                  GUARANTEES    GUARANTEES
                                                -------------- -------------
                                                    (DOLLARS IN MILLIONS)
   Account value (general and separate account)   $   4,715      $   1,659
   Net amount at risk..........................   $  94,163(1)   $  16,830(1)
   Average attained age of policyholders.......    45 years       51 years

--------
(1)The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.
(2)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.
(3)The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

   The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                                          UNIVERSAL AND VARIABLE
                                  ANNUITY CONTRACTS          LIFE CONTRACTS
                             ---------------------------  ---------------------
                                             GUARANTEED
                               GUARANTEED   ANNUITIZATION SECONDARY    PAID UP
                             DEATH BENEFITS   BENEFITS    GUARANTEES  GUARANTEES TOTAL
                             -------------- ------------- ----------  ---------- -----
                                              (DOLLARS IN MILLIONS)
Balance at January 1, 2004..      $ 8            $16         $ 6         $ 6     $ 36
Incurred guaranteed benefits        4             (9)          4           1       --
Paid guaranteed benefits....       (6)            --          (4)         --      (10)
                                  ---            ---         ---         ---     ----
Balance at December 31, 2004      $ 6            $ 7         $ 6         $ 7     $ 26
                                  ===            ===         ===         ===     ====

   Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                          DECEMBER 31, 2004
                                        ---------------------
                                        (DOLLARS IN MILLIONS)
                  Mutual Fund Groupings
                     Equity............        $18,873
                     Bond..............          2,270
                     Balanced..........            886
                     Money Market......            212
                     Specialty.........             79
                                               -------
                         Total.........        $22,320
                                               =======

SEPARATE ACCOUNTS

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $53,382 million and $47,198 million at December 31, 2004 and 2003, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $15,125 million and $16,463 million at December 31, 2004 and 2003, respectively. The latter category consisted primarily of Met Managed Guaranteed Interest Contracts and participating close-out contracts. The average interest rates credited on these contracts were 4.7% and 4.5% at December 31, 2004 and 2003, respectively.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $518 million, $451 million and $461 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   At December 31, 2004, fixed maturities, equity securities, and cash and cash equivalents reported on the consolidated balance sheet include $27 million, $20 million and $1 million, respectively, of the Company's proportional interest in separate accounts.

   For the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  REINSURANCE

   The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. This practice was initiated by different franchises for different products starting at various points in time between 1992 and 2000. The Company retains up to $25 million on single life policies and $30 million on survivorship policies and reinsures 100% of amounts in excess of the Company's retention limits. The Company reinsures a portion of the mortality risk on its universal life policies. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which are an inherent risk of the property and casualty business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

   The Company has also protected itself through the purchase of combination risk coverage. This reinsurance coverage pools risks from several lines of business and includes individual and group life claims in excess of $2 million per policy, as well as excess property and casualty losses for 2003 and 2002, among others. The Company also reinsures with affiliates certain guarantees in connection with benefit features offered under some of its individual variable annuities.

   In the Reinsurance Segment, Reinsurance Group of America, Incorporated ("RGA"), retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business.

   See Note 10 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                            -------------------------
                                                              2004     2003     2002
                                                            -------  -------  -------
                                                              (DOLLARS IN MILLIONS)
Direct premiums............................................ $15,419  $16,843  $17,859
Reinsurance assumed........................................   4,334    3,568    2,948
Reinsurance ceded..........................................  (2,241)  (2,260)  (2,346)
                                                            -------  -------  -------
Net premiums............................................... $17,512  $18,151  $18,461
                                                            =======  =======  =======
Reinsurance recoveries netted against policyholder benefits $ 1,821  $ 2,175  $ 2,478
                                                            =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,597 million and $3,692 million at December 31, 2004 and 2003, respectively, including $1,302 million and $1,341 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $68 million and $102 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Included in Premiums and other receivables are reinsurance due from Exeter Reassurance Company, Limited, a related party, of $493 million and $507 million at December 31, 2004 and 2003, respectively.

   Included in future policy benefits, other policyholder funds and policyholder account balances are reinsurance liabilities assumed from MTL, MetLife Investors Group, Inc., First MetLife Investor's Insurance Company, MetLife Investor's Insurance Company, and Cova Corporation related parties, of $796 million, $2,505 million, and $243 million, respectively, at December 31, 2004. Included in future policy benefits, other policyholder funds and policyholder account balances are reinsurance liabilities assumed from MIAC, Cova Corporation, and MetLife International Holdings, Inc., related parties of $790 million, $1,807 million, and $190 million, respectively, at December 31, 2003.

6.  CLOSED BLOCK

   On April 7, 2000 (the "date of demutualization"), Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                         YEARS ENDED DECEMBER 31,
                                                                         -----------------------
                                                                           2004         2003
                                                                           -------     -------
                                                                         (DOLLARS IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits.................................................. $42,348      $41,928
Other policyholder funds................................................     258          260
Policyholder dividends payable..........................................     690          682
Policyholder dividend obligation........................................   2,243        2,130
Payables under securities loaned transactions...........................   4,287        6,418
Other liabilities.......................................................     199          180
                                                                           -------     -------
       Total closed block liabilities...................................  50,025       51,598
                                                                           -------     -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value
     (amortized cost: $27,757 and $30,381, respectively)................  29,766       32,348
   Equity securities, at fair value (cost: $898 and $217, respectively).     979          250
   Mortgage loans on real estate........................................   8,165        7,431
   Policy loans.........................................................   4,067        4,036
   Short-term investments...............................................     101          123
   Other invested assets................................................     221          108
                                                                           -------     -------
       Total investments................................................  43,299       44,296
Cash and cash equivalents...............................................     325          531
Accrued investment income...............................................     511          527
Deferred income taxes...................................................   1,002        1,043
Premiums and other receivables..........................................     103          164
                                                                           -------     -------
       Total assets designated to the closed block......................  45,240       46,561
                                                                           -------     -------
Excess of closed block liabilities over assets designated to the closed
  block.................................................................   4,785        5,037
                                                                           -------     -------
Amounts included in accumulated other comprehensive loss:
   Net unrealized investment gains, net of deferred
     income tax of $752 and $730, respectively..........................   1,338        1,270
   Unrealized derivative gains (losses), net of deferred income
     tax benefit of ($31) and ($28), respectively.......................     (55)         (48)
   Allocated from policyholder dividend obligation, net of
     deferred income tax benefit of ($763) and ($778), respectively.....  (1,356)      (1,352)
                                                                           -------     -------
                                                                             (73)        (130)
                                                                           -------     -------
Maximum future earnings to be recognized from closed
  block assets and liabilities.......................................... $ 4,712      $ 4,907
                                                                           =======     =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding the policyholder dividend obligation is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2004     2003    2002
                                                              ------   ------  ------
                                                              (DOLLARS IN MILLIONS)
Balance at beginning of year................................. $2,130   $1,882  $  708
Impact on revenues, net of expenses and income taxes.........    124       --      --
Change in unrealized investment and derivative gains (losses)    (11)     248   1,174
                                                              ------   ------  ------
Balance at end of year....................................... $2,243   $2,130  $1,882
                                                              ======   ======  ======

   Closed block revenues and expenses were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2004      2003    2002
                                                   ------    ------  ------
                                                   (DOLLARS IN MILLIONS)
      REVENUES
      Premiums.................................... $3,156    $3,365  $3,551
      Net investment income and other revenues....  2,504     2,554   2,568
      Net investment gains (losses)...............    (19)     (128)     11
                                                   ------    ------  ------
         Total revenues...........................  5,641     5,791   6,130
                                                   ------    ------  ------
      EXPENSES
      Policyholder benefits and claims............  3,480     3,660   3,770
      Policyholder dividends......................  1,458     1,509   1,573
      Change in policyholder dividend obligation..    124        --      --
      Other expenses..............................    275       297     310
                                                   ------    ------  ------
         Total expenses...........................  5,337     5,466   5,653
                                                   ------    ------  ------
      Revenues net of expenses before income taxes    304       325     477
      Income taxes................................    109       118     173
                                                   ------    ------  ------
      Revenues net of expenses and income taxes... $  195    $  207  $  304
                                                   ======    ======  ======

   The change in maximum future earnings of the closed block is as follows:

                                             YEARS ENDED DECEMBER 31,
                                             ----------------------
                                              2004     2003    2002
                                             ------   ------  ------
                                              (DOLLARS IN MILLIONS)
            Balance at end of year.......... $4,712   $4,907  $5,114
            Less:
               Reallocation of assets.......     --       --      85
               Balance at beginning of year.  4,907    5,114   5,333
                                             ------   ------  ------
            Change during year.............. $ (195)  $ (207) $ (304)
                                             ======   ======  ======

   During the year ended December 31, 2002, the allocation of assets to the closed block was revised to appropriately classify assets in accordance with the plan of demutualization. The reallocation of assets had no impact on consolidated assets or liabilities.

   Metropolitan Life charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

7.  DEBT

   Debt consisted of the following:

                                                                                  DECEMBER 31,
                                                                                  ---------------------
                                                                                   2004       2003
                                                                                    ------     ------
                                                                                  (DOLLARS IN MILLIONS)
Surplus notes, interest rates ranging from 7.00% to 7.88%, maturity dates ranging
  from 2005 to 2025.............................................................. $  946     $  940
Capital notes, interest rates of 7.13%, maturity dates ranging from
  2032 to 2033...................................................................    500        500
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging
  from 2006 to 2011..............................................................    300        299
Fixed rate notes, interest rates ranging from 2.99% to 6.38%, maturity dates
  ranging from 2005 to 2006......................................................    106        103
Capital lease obligations........................................................     65         74
Other notes with varying interest rates..........................................    133        139
                                                                                    ------     ------
Total long-term debt.............................................................  2,050      2,055
Total short-term debt............................................................  1,445      3,536
                                                                                    ------     ------
   Total......................................................................... $3,495     $5,591
                                                                                    ======     ======

   The Company maintains committed and unsecured credit facilities aggregating $2.7 billion ($1.06 billion expiring in 2005, $175 million expiring in 2006 and $1.5 billion expiring in 2009). If these facilities were drawn upon, they would bear interest at varying rates in accordance with the respective agreements. The facilities can be used for general corporate purposes and $2.5 billion of the facilities also serve as back-up lines of credit for the Company's commercial paper programs. At December 31, 2004, the Company had drawn approximately $56 million under the facilities expiring in 2005 at interest rates ranging from 5.44% to 6.38% and approximately another $50 million under the facility expiring in 2006 at an interest rate of 2.99%. In April 2003, the Company replaced an expiring $1 billion five-year credit facility with a $1 billion 364-day credit facility and the Holding Company was added as a borrower. In May 2003, the Company replaced an expiring $140 million three-year credit facility with a $175 million three-year credit facility, which expires in 2006. In April 2004, the Company replaced the $2.25 billion credit facilities expiring in 2004 and 2005, with a $1.0 billion 364-day credit facility expiring in 2005 and a $1.5 billion five-year credit facility expiring in 2009.

   At December 31, 2004, the Company had $569 million in outstanding letters of credit from various banks.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile.

   The aggregate maturities of long-term debt for the Company are $430 million in 2005, $160 million in 2006, $11 million in 2007, $24 million in 2008, $14 million in 2009 and $1,411 million thereafter.

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 2.3% and a weighted average maturity of 27 days at December 31, 2004. Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.1% and a weighted average maturity of 33 days at December 31, 2003. The Company has no other collateralized borrowings at December 31, 2004. Such securities had a weighted average coupon rate of 5.07% and a weighted average maturity of 30 days at December 31, 2003.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Interest expense related to the Company's indebtedness included in other expenses was $201 million, $265 million and $208 million for the years ended December 31, 2004, 2003 and 2002, respectively.

8. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

   GENAMERICA CAPITAL I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million, at both December 31, 2004 and 2003. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2004, 2003 and 2002.

   RGA CAPITAL TRUST I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million and $158 million for the years ended December 31, 2004 and 2003, respectively, net of unamortized discount of $66 million and $67 million for the years ended December 31, 2004 and 2003, respectively.

9.  INCOME TAXES

   The provision for income taxes for continuing operations was as follows:

                                             YEARS ENDED DECEMBER 31,
                                             -----------------------
                                             2004     2003    2002
                                             ----     ----    -----
                                             (DOLLARS IN MILLIONS)
                  Current:
                     Federal................ $838     $347   $ 820
                     State and local........   45       19     (18)
                     Foreign................    5        2      (5)
                                              ----     ----   -----
                                              888      368     797
                                              ----     ----   -----

                  Deferred:
                     Federal................   13      272    (328)
                     State and local........   (7)      27      17
                     Foreign................   --       --      12
                                              ----     ----   -----
                                                6      299    (299)
                                              ----     ----   -----
                  Provision for income taxes $894     $667   $ 498
                                              ====     ====   =====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                        2004      2003   2002
                                                        ------   -----   ----
                                                       (DOLLARS IN MILLIONS)
    Tax provision at U.S. statutory rate.............. $1,100    $ 826   $566

    Tax effect of:
       Tax exempt investment income...................    (69)    (101)   (86)
       State and local income taxes...................     17       42     18
       Prior year taxes...............................   (104)     (25)    (8)
       Foreign operations net of foreign income taxes.    (25)     (17)     4
       Other, net.....................................    (25)     (58)     4
                                                        ------   -----   ----
    Provision for income taxes........................ $  894    $ 667   $498
                                                        ======   =====   ====

   The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. In 2004 the Company recorded an adjustment of $91 million for the settlement of all federal income tax issues relating to the IRS's audit of the Company's tax returns for the years 1997-1999. Such settlement is reflected in the current year tax expense as an adjustment to prior year taxes. The Company also received $22 million in interest on such settlement and incurred an $8 million tax expense on such settlement for a total impact to net income of $105 million. The current IRS examination covers the years 2000-2002. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income taxes have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                DECEMBER 31,
                                                              --------------------
                                                                2004       2003
                                                               -------    -------
                                                              (DOLLARS IN MILLIONS)
 Deferred income tax assets:
    Policyholder liabilities and receivables................. $ 2,998    $ 2,618
    Net operating losses.....................................     216        245
    Capital loss carryforwards...............................     108         92
    Litigation related.......................................      84         86
    Other....................................................     124         52
                                                               -------    -------
                                                                3,530      3,093
    Less: Valuation allowance................................      16         16
                                                               -------    -------
                                                                3,514      3,077
                                                               -------    -------
 Deferred income tax liabilities:
    Investments..............................................   1,554      1,352
    Deferred policy acquisition costs........................   3,095      2,815
    Employee benefits........................................     114        151
    Net unrealized investment gains..........................   1,391      1,397
    Other....................................................      31         58
                                                               -------    -------
                                                                6,185      5,773
                                                               -------    -------
 Net deferred income tax liability........................... $(2,671)   $(2,696)
                                                               =======    =======

   Domestic net operating loss carryforwards amount to $561 million at December 31, 2004 and will expire beginning in 2014. Domestic capital loss carryforwards amount to $249 million at December 31, 2004 and will expire beginning in 2005. Foreign net operating loss carryforwards amount to $45 million at December 31, 2004 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

10.  COMMITMENTS, CONTINGENCIES AND GUARANTEES

LITIGATION

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2004.

  SALES PRACTICES CLAIMS

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

   In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. The class includes owners of approximately 600,000 in-force or terminated policies. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2004, there are approximately 328 sales practices lawsuits pending against Metropolitan Life; approximately 49 sales practices lawsuits pending against New England Mutual, New England Life Insurance Company, and New England Securities Corporation (collectively, "New England"); and approximately 54 sales practices lawsuits pending against General American. Metropolitan Life, New England and General

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

American continue to defend themselves vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England and General American.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England's, or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  ASBESTOS-RELATED CLAIMS

   Metropolitan Life is also a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits principally have been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and have alleged that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

   Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs--it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. In 2002, 2003 or 2004, trial courts in California, Utah, Georgia, New York, Texas, and Ohio granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Metropolitan Life continues to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

   Bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the cost of resolving claims and could result in an increase in the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such bankruptcies by certain other defendants. In addition, publicity regarding legislative reform efforts may result in an increase or decrease in the number of claims.

   The total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years are set forth in the following table:

                                                                       AT OR FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                       -----------------------
                                                                        2004      2003    2002
                                                                       -------   ------- -------
                                                                        (DOLLARS IN MILLIONS)
Asbestos personal injury claims at year end (approximate)............. 108,000   111,700 106,500
Number of new claims during the year (approximate)....................  23,500    58,650  66,000
Settlement payments during the year (1)...............................   $85.5     $84.2   $95.1

--------
(1)Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

   The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

   Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) was within the coverage of the excess insurance policies discussed below. Metropolitan Life regularly reevaluates its exposure from asbestos litigation and has updated its liability analysis for asbestos-related claims through December 31, 2004.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

   Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to Metropolitan Life at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim was made under the excess insurance policies in 2003 and 2004 for the amounts paid with respect to asbestos litigation in excess of the retention. As the performance of the indices impacts the return in the reference fund, it is possible that loss reimbursements to the Company and the recoverable with respect to later periods may be less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. If at some point in the future, the Company believes the liability for probable and reasonably estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies. The foregone loss reimbursements were approximately $8.3 million with respect to 2002 claims, $15.5 million with respect to 2003 claims and are estimated to be $10.2 million with respect to 2004 claims and estimated to be approximately $54 million in the aggregate, including future years.

  DEMUTUALIZATION ACTIONS

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization, as amended (the "plan") and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions named as defendants some or all of Metropolitan Life, MetLife, Inc. (the "Holding Company"), the individual directors, the New York Superintendent of Insurance (the "Superintendent") and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. On February 21, 2003, a trial court within the commercial part of the New York State court granted the defendants' motions to dismiss two purported class actions. On April 27, 2004, the appellate court modified the trial court's order by reinstating certain claims against Metropolitan Life, the Holding Company and the individual directors. Plaintiffs in these actions have filed a consolidated amended complaint. Defendants' motion to dismiss part of the consolidated amended complaint, and plaintiffs' motion to certify a litigation class are pending. Another purported class action filed in New York State court in Kings County has been consolidated with this action. The plaintiffs in the state court class actions seek compensatory relief and punitive damages. Five persons have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. Respondents have moved to dismiss the proceeding. In a purported class action against Metropolitan Life and the Holding Company pending in the United States District Court for the Eastern District of New York, plaintiffs served a second consolidated amended complaint on April 2, 2004. In this action, plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES connection with the plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts. They seek rescission and compensatory damages. On June 22, 2004, the court denied the defendants' motion to dismiss the claim of violation of the Securities Exchange Act of 1934. The court had previously denied defendants' motion to dismiss the claim for violation of the Securities Act of 1933. On December 10, 2004, the court reaffirmed its earlier decision denying defendants' motion for summary judgment as premature. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

   On April 30, 2004, a lawsuit was filed in New York state court in New York County against the Holding Company and Metropolitan Life on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. In July 2004, the plaintiffs served an amended complaint. The amended complaint challenges the treatment of the cost of the sales practices settlement in the demutualization of Metropolitan Life and asserts claims of breach of fiduciary duty, common law fraud, and unjust enrichment. Plaintiffs seek compensatory and punitive damages, as well as attorneys' fees and costs. The Holding Company and Metropolitan Life have moved to dismiss the amended complaint. In October 2003, the United States District Court for the Western District of Pennsylvania dismissed plaintiffs' similar complaint alleging that the demutualization breached the terms of the 1999 settlement agreement and unjustly enriched the Holding Company and Metropolitan Life. The Holding Company and Metropolitan Life intend to contest this matter vigorously.

  RACE-CONSCIOUS UNDERWRITING CLAIMS

   Insurance departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its affiliates. The New York Insurance Department concluded its examination of Metropolitan Life concerning possible past race-conscious underwriting practices. On April 28, 2003, the United States District Court for the Southern District of New York approved a class action settlement of a consolidated action against Metropolitan Life alleging racial discrimination in the marketing, sale, and administration of life insurance policies. Metropolitan Life also entered into settlement agreements to resolve the regulatory examination.

   Twenty lawsuits involving approximately 140 plaintiffs were filed in federal and state court in Alabama, Mississippi and Tennessee alleging federal and/or state law claims of racial discrimination in connection with the sale, formation, administration or servicing of life insurance policies. Metropolitan Life resolved the claims of some of these plaintiffs through settlement, and some additional plaintiffs have voluntarily dismissed their claims. Metropolitan Life resolved claims of some additional persons who opted out of the settlement class referenced in the preceding paragraph but who had not filed suit. The actions filed in Alabama and Tennessee have been dismissed; one action filed in Mississippi remains pending. In the pending action, Metropolitan Life is contesting plaintiffs' claims vigorously.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company believes that adequate provision has been made to cover the costs associated with the resolution of these matters.

  OTHER

   A putative class action lawsuit is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and not available to individuals like these plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases awarded in 1977, 1980, 1989, 1992, 1996 and 2001, as well as increases awarded in earlier years. Metropolitan Life is vigorously defending itself against these allegations.

   As previously reported, the SEC is conducting a formal investigation of New England Securities Corporation ("NES"), a subsidiary of New England Life Insurance Company ("NELICO"), in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES is cooperating fully with the SEC.

   Prior to filing MetLife, Inc.'s June 30, 2003 Form 10-Q, the Holding Company and/or its subsidiaries announced a $31 million charge, net of income taxes, resulting from certain improperly deferred expenses at an affiliate, New England Financial. The Holding Company and/or its subsidiaries notified the SEC about the nature of this charge prior to its announcement. The SEC is pursuing a formal investigation of the matter and, in December 2004, NELICO received a so-called "Wells Notice" in connection with the SEC investigation. The Wells Notice provides notice that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws. Under the SEC's procedures, a recipient can respond to the SEC staff before the staff makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Holding Company and/or its subsidiaries continue to cooperate fully with the SEC in its investigation.

   The American Dental Association and two individual providers have sued the Holding Company and/or its subsidiaries, Mutual of Omaha and Cigna in a purported class action lawsuit brought in a Florida federal district court. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. The Holding Company and/or its subsidiaries are vigorously defending the case. In March 2005, the district court granted in part and denied in part defendants' motion to dismiss.

   On November 16, 2004, a New York state court granted plaintiffs' motion to certify a litigation class of owners of certain participating life insurance policies and a sub-class of New York owners of such policies in an action asserting that Metropolitan Life breached their policies and violated New York's General Business Law in the manner in which it allocated investment income across lines of business during a period ending with the 2000 demutualization. Metropolitan Life has filed a notice of appeal from the order granting this motion. In August 2003, an appellate court affirmed the dismissal of fraud claims in this action. Plaintiffs seek compensatory damages. Metropolitan Life is vigorously defending the case.

   Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

   In October 2004, the SEC informed the Holding Company and/or its subsidiaries that it anticipates issuing a formal order of investigation related to certain sales by a former sales representative to the Sheriff's Department of Fulton County, Georgia. The Holding Company and/or its subsidiaries are fully cooperating with respect to inquiries from the SEC.

   The Holding Company and/or its subsidiaries have received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking, among other things, information regarding and relating to compensation agreements between insurance brokers and the Holding Company and/or its subsidiaries, whether the Holding Company and/or its subsidiaries have provided or are aware of the provision of "fictitious" or "inflated" quotes and information regarding tying arrangements with respect to reinsurance. Based upon an internal review, the Holding Company and/or its subsidiaries advised the Attorney General for the State of New York that the Holding Company and/or its subsidiaries were not aware of any instance in which they had provided a "fictitious" or "inflated" quote. The Holding Company and/or its subsidiaries also have received a subpoena, including a set of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking information and documents concerning contingent commission payments to brokers and their awareness of any "sham" bids for business. The Holding Company and/or its subsidiaries also have received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that the Holding Company and/or its subsidiaries submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom the Holding Company and/or its subsidiaries submitted such bids or quotes, and communications with a certain broker. The Holding Company and/or its subsidiaries is continuing to conduct an internal review of its commission payment practices. The Holding Company and/or its subsidiaries continue to fully cooperate with these inquiries and are responding to the subpoenas and other requests.

   Approximately twelve broker related lawsuits have been received. Two class action lawsuits were filed in the United States District Court for the Southern District of New York on behalf of proposed classes of all persons who purchased the securities of MetLife, Inc. between April 5, 2000 and October 19, 2004 against MetLife, Inc. and certain officers of MetLife, Inc. In the context of contingent commissions, the complaints allege that defendants violated the federal securities laws by issuing materially false and misleading statements and failing to disclose material facts regarding MetLife, Inc.'s financial performance throughout the class period that had the effect of artificially inflating the market price of MetLife Inc.'s securities. Three class action lawsuits were filed in the United States District Court for the Southern District of New York on behalf of proposed classes of participants in and beneficiaries of Metropolitan Life Insurance Company's Savings and Investment Plan against MetLife, Inc., the MetLife, Inc. Employee Benefits Committee, certain officers of Metropolitan Life Insurance Company, and members of MetLife, Inc.'s board of directors. In the context of contingent

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES commissions, the complaints allege that defendants violated their fiduciary obligations under ERISA by failing to disclose to plan participants who had the option of allocating funds in the plan to the MetLife Company Stock Fund material facts regarding MetLife, Inc.'s financial performance. The plaintiffs in these actions seek compensatory and other relief. Two cases have been brought in California state court against MetLife, Inc., other companies, and an insurance broker. One of these cases alleges that the insurers and the broker violated Section 17200 of the California Business and Professions Code by engaging in unfair trade practices concerning contingent commissions and fees paid to the broker; the other case has been brought by the California Insurance Commissioner and alleges that the defendants violated certain provisions of the California Insurance Code. Additionally, two civil RICO or antitrust related class action lawsuits have been brought against MetLife, Inc., and other companies in California federal court with respect to issues concerning contingent commissions and fees paid to one or more brokers. Three class action lawsuits have been brought in Illinois federal court against MetLife, Inc. and other companies alleging that insurers and brokers violated antitrust laws or engaged in civil RICO violations. The Company intends to vigorously defend these cases.

   In addition to those discussed above, regulators and others have made a number of inquiries of the insurance industry regarding industry brokerage practices and related matters and others may begin. It is reasonably possible that the Holding Company and/or its subsidiaries will receive additional subpoenas, interrogatories, requests and lawsuits. The Holding Company and/or its subsidiaries will fully cooperate with all regulatory inquiries and intends to vigorously defend all lawsuits.

   Metropolitan Life also has been named as a defendant in a number of silicosis, welding and mixed dust cases in various states. The Company intends to defend itself vigorously against these cases.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  SUMMARY

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

LEASES

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      GROSS
                                                     RENTAL SUBLEASE  RENTAL
                                                     INCOME  INCOME  PAYMENTS
                                                     ------ -------- --------
                                                      (DOLLARS IN MILLIONS)
  2005.............................................. $  451   $19      $162
  2006.............................................. $  425   $19      $147
  2007.............................................. $  386   $13      $124
  2008.............................................. $  315   $10      $ 92
  2009.............................................. $  260   $ 4      $ 68
  Thereafter........................................ $1,376   $12      $388

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were approximately $1,320 million and $1,378 million at December 31, 2004 and 2003, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

GUARANTEES

   In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

   In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The fair value of such indemnities, guarantees and commitments entered into during 2004 was insignificant. The Company's recorded liability at December 31, 2004 and 2003 for indemnities, guarantees and commitments is insignificant. In conjunction with replication synthetic asset transaction, as described in Note 3, the Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES credits become worthless, is $1.1 billion at December 31, 2004. The credit default swaps expire at various times during the next seven years.

11.  EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

   The Company is both the sponsor and administrator of defined benefit pension plans covering eligible employees (including employees of certain affiliates) who meet specified eligibility requirements. Retirement benefits are based upon years of credited service and final average or career average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees (including retirees of certain affiliates) through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company or certain affiliates.

   The Company uses a December 31 measurement date for all of its pension and postretirement benefit plans.

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                       DECEMBER 31,
                                                             -------------------------------
                                                             PENSION BENEFITS  OTHER BENEFITS
                                                             --------------   ---------------
                                                              2004     2003    2004     2003
                                                             ------   ------  ------  -------
                                                                  (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year........... $5,052   $4,744  $2,001  $ 1,878
   Service cost.............................................    116      122      27       38
   Interest cost............................................    297      311     114      122
   Acquisitions and divestitures............................     (3)      (1)     --       --
   Actuarial losses (gains).................................    134      352    (132)     167
   Curtailments and terminations............................     --       (7)     --       (4)
   Change in benefits.......................................     --       (1)      1       (1)
   Transfers in (out) of controlled group...................     (8)    (181)     (1)     (77)
   Benefits paid............................................   (323)    (287)   (127)    (122)
                                                             ------   ------  ------  -------
Projected benefit obligation at end of year.................  5,265    5,052   1,883    2,001
                                                             ------   ------  ------  -------
Change in plan assets:
Fair value of plan assets at beginning of year..............  4,504    4,006     999      965
   Actual return on plan assets.............................    389      636      94      112
   Employer contribution....................................    549      335      90       46
   Transfers in (out) of controlled group...................     (5)    (186)     --       (2)
   Benefits paid............................................   (323)    (287)   (127)    (122)
                                                             ------   ------  ------  -------
Fair value of plan assets at end of year....................  5,114    4,504   1,056      999
                                                             ------   ------  ------  -------
Under funded................................................   (151)    (548)   (827)  (1,002)
Unrecognized net actuarial losses...........................  1,483    1,438     194      352
Unrecognized prior service cost.............................     67       82    (156)    (175)
                                                             ------   ------  ------  -------
Prepaid (accrued) benefit cost.............................. $1,399   $  972  $ (789) $  (825)
                                                             ======   ======  ======  =======
Qualified plan prepaid pension cost......................... $1,725   $1,297
Non-qualified plan accrued pension cost.....................   (469)    (467)
Intangible assets...........................................     13       14
Accumulated other comprehensive income......................    130      128
                                                             ------   ------
Prepaid benefit cost........................................ $1,399   $  972
                                                             ======   ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                     QUALIFIED PLAN   NON-QUALIFIED PLAN       TOTAL
                                    ----------------  -----------------  ----------------
                                      2004     2003    2004      2003      2004     2003
                                    -------  -------   -----     -----   -------  -------
                                                  (DOLLARS IN MILLIONS)
Aggregate fair value of plan assets
  (principally company contracts).. $ 5,114  $ 4,504  $  --     $  --    $ 5,114  $ 4,504
Aggregate projected benefit
  obligation.......................  (4,751)  (4,523)  (514)     (529)    (5,265)  (5,052)
                                    -------  -------   -----     -----   -------  -------
Over (under) funded................ $   363  $   (19) $(514)    $(529)   $  (151) $  (548)
                                    =======  =======   =====     =====   =======  =======

   The accumulated benefit obligation for all defined benefit pension plans was $4,928 million and $4,866 million at December 31, 2004 and 2003, respectively.

   Information for pension plans with an accumulated benefit obligation in excess of plan assets:

                                                                  DECEMBER 31,
                                                                  ------------------
                                                                  2004         2003
                                                                  ----         ----
                                                                  (DOLLARS IN MILLIONS)
     Projected benefit obligation................................ $532         $543
     Accumulated benefit obligation.............................. $468         $465
     Fair value of plan assets................................... $ 14         $ 10

   Information for pension and postretirement plans with a projected benefit obligation in excess of plan assets:

                                                      DECEMBER 31,
                                                ------------------------------
                                                PENSION BENEFITS OTHER BENEFITS
                                                ---------------- -------------
                                                2004     2003     2004    2003
                                                ----     ------  ------  ------
                                                  (DOLLARS IN MILLIONS)
       Projected benefit obligation............ $532    $5,043   $1,883  $2,001
       Fair value of plan assets............... $ 14    $4,484   $1,056  $  999

   As a result of additional pension contributions and favorable investment returns during the year ended December 31, 2004, a significant plan that was included in the pension benefits section of the above table as of December 31, 2003 was no longer included as of December 31, 2004. This plan had a fair value of plan assets of $5,079 with a projected benefit obligation of $4,726 and a fair value of plan assets of $4,474 with a projected benefit obligation of $4,500 as of December 31, 2004 and 2003, respectively.

   The components of net periodic benefit cost were as follows:

                                                 PENSION BENEFITS    OTHER BENEFITS
                                               -------------------  ----------------
                                                2004   2003   2002  2004  2003  2002
                                               -----  -----  -----  ----  ----  ----
                                                       (DOLLARS IN MILLIONS)
Service cost.................................. $ 116  $ 122  $ 104  $ 27  $ 38  $ 36
Interest cost.................................   297    311    307   114   122   123
Expected return on plan assets................  (406)  (331)  (354)  (76)  (71)  (93)
Amortization of prior actuarial losses (gains)
  and prior service cost......................   116    102     33   (12)  (12)   (9)
Curtailment cost..............................    --     10     11    --     3     4
                                               -----  -----  -----  ----  ----  ----
Net periodic benefit cost..................... $ 123  $ 214  $ 101  $ 53  $ 80  $ 61
                                               =====  =====  =====  ====  ====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003. The postretirement benefit plan assets and accumulated benefit obligation were remeasured effective July 1, 2004 in order to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation was reduced $201 million which will be recognized as adjustments of future benefits through the amortization of actuarial losses (gains) in accordance with FASB staff position 106-2 on a prospective basis and net periodic postretirement benefit cost for the year ended 2004 was reduced $16 million. The reduction of net periodic benefit cost is due to reductions in service cost of $2 million, interest cost of $6 million, and amortization of prior actuarial loss of $8 million.

ASSUMPTIONS

   Assumptions used in determining benefit obligations were as follows:

                                                      DECEMBER 31,
                                            -------------------------------
                                            PENSION BENEFITS OTHER BENEFITS
                                            ---------------- --------------
                                            2004     2003    2004    2003
                                             -----    -----   -----  -----
             Weighted average discount rate 5.86%    6.10%   5.86%   6.10%
             Rate of compensation increase. 4%-8%    4%-8%    N/A     N/A

   Assumptions used in determining net periodic benefit cost were as follows:

                                                   DECEMBER 31,
                                        -----------------------------------
                                        PENSION BENEFITS   OTHER BENEFITS
                                        ----------------- -----------------
                                        2004  2003  2002  2004  2003  2002
                                        ----- ----- ----- ----- ----- -----
    Weighted average discount rate..... 6.11% 6.75% 7.27% 6.10% 6.75% 7.40%
    Weighted average expected return on
      plan assets...................... 8.47% 8.50% 9.00% 7.91% 7.77% 8.16%
    Rate of compensation increase...... 4%-8% 4%-8% 4%-6%  N/A   N/A   N/A

   The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate. The weighted expected return on plan assets for use in that plan's valuation in 2005 is currently anticipated to be 8.50% for pension benefits and other postretirement medical benefits and 6.25% for postretirement life benefits.

   The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation were as follows:

                                                DECEMBER 31,
                               -----------------------------------------------
                                        2004                    2003
                               ---------------------- ------------------------
  Pre-Medicare eligible claims  8% down to 5% in 2010  8.5% down to 5% in 2010
  Medicare eligible claims.... 10% down to 5% in 2014 10.5% down to 5% in 2014

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                             ONE PERCENT ONE PERCENT
                                                              INCREASE    DECREASE
                                                             ----------- -----------
                                                              (DOLLARS IN MILLIONS)
Effect on total of service and interest cost components.....    $ 10        $  (9)
Effect of accumulated postretirement benefit obligation.....    $104        $(100)

PLAN ASSETS

   The weighted average allocation of pension plan and other benefit plan assets is as follows:

                                                                DECEMBER 31,
                                                             ------------------------------
                                                             PENSION BENEFITS OTHER BENEFITS
                                                             ---------------  -------------
                                                             2004     2003    2004    2003
ASSET CATEGORY                                               ----     ----    ----    ----
Equity securities...........................................  50%      48%     41%     38%
Fixed maturities............................................  36%      39%     57%     61%
Other (Real Estate and Alternative investments).............  14%      13%      2%      1%
                                                             ---      ---     ---     ---
   Total.................................................... 100%     100%    100%    100%
                                                             ===      ===     ===     ===

   The weighted average target allocation of pension plan and other benefit plan assets for 2005 is as follows:

                                                             PENSION BENEFITS OTHER BENEFITS
                                                             ---------------- --------------
ASSET CATEGORY
Equity securities...........................................     30%-65%         25%-45%
Fixed maturities............................................     20%-70%         45%-70%
Other (Real Estate and Alternative investments).............      0%-25%          0%-10%

   Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

   The Company expects to contribute $31 million to its pension plans and $91 million to its other benefit plans during 2005.

   The following gross benefit payments, which reflect expected future service as appropriate, are expected to be paid:

                                                             PENSION BENEFITS OTHER BENEFITS
                                                             ---------------- --------------
                                                                  (DOLLARS IN MILLIONS)
2005........................................................      $  295           $119
2006........................................................      $  306           $124
2007........................................................      $  313           $128
2008........................................................      $  324           $132
2009........................................................      $  333           $135
2010-2014...................................................      $1,823           $724

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Gross subsidy payments expected to be received under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 are as follows:

                                                OTHER BENEFITS
                                             ---------------------
                                             (DOLLARS IN MILLIONS)
              2005..........................          $--
              2006..........................          $ 9
              2007..........................          $10
              2008..........................          $11
              2009..........................          $11
              2010-2014.....................          $67

SAVINGS AND INVESTMENT PLANS

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $58 million, $59 million and $58 million for the years ended December 31, 2004, 2003 and 2002, respectively.

12.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

   On December 16, 2003, the Holding Company contributed 2,532,600 shares of RGA's common stock to a subsidiary of the Company in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

   On December 21, 2004, the Holding Company contributed the 93,402 Preferred Shares to a subsidiary of the Company. The subsidiary of the Company retired the shares and recorded a contribution of capital of $93 million from MetLife, Inc.

DIVIDEND RESTRICTIONS

   Under New York State Insurance Law, Metropolitan Life is permitted, without prior insurance regulatory clearance, to pay a dividend to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year, and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Insurance (the "Superintendent") and the Superintendent does not disapprove the distribution. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The New York State Department of Insurance has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the years ended December 31, 2004, 2003 and 2002, Metropolitan Life paid to MetLife, Inc. $797 million, $698 million and $535 million, respectively, in dividends for which prior insurance regulatory clearance was not required and $0 million, $750 million and $369 million, respectively, in special dividends, as approved by the Superintendent. At

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 31, 2004, the maximum amount of the dividend which may be paid to the Holding Company from Metropolitan Life in 2005, without prior regulatory approval is $880 million. For the years ended December 31, 2004, 2003 and 2002, Metropolitan Life received dividends from affiliates of $14 million, $32 million and $230 million, respectively.

STOCK COMPENSATION PLANS

   Under the MetLife, Inc. 2000 Stock Incentive Plan, as amended, (the "Stock Incentive Plan"), awards granted may be in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. The aggregate number of options to purchase shares of stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333.

   All options granted have an exercise price equal to the fair market value price of the Holding Company's common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three year period commencing with date of grant, while other options become exercisable three years after the date of grant.

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options- pricing model with the following weighted average assumptions used for grants for the:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2004     2003     2002
                                                             -------- -------- --------
Dividend yield..............................................    0.70%    0.79%    0.68%
Risk-free rate of return....................................    3.69%    3.62%    5.08%
Volatility..................................................   34.85%   38.56%   26.70%
Expected duration...........................................  6 years  6 years  6 years

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2004     2003     2002
                                                             -------- -------- --------
Weighted average fair value of options granted.............. $  13.25 $  10.41 $  10.48
                                                             ======== ======== ========

   MetLife, Inc. allocated stock option expense to the Company in each of the years ended December 31, 2004, 2003 and 2002. Options outstanding attributable to the expense allocated to Company were as follows:

                                                                 YEARS ENDED DECEMBER 31,
                                                             --------------------------------
                                                                2004       2003       2002
                                                             ---------- ---------- ----------
Outstanding Options......................................... 21,510,200 20,295,028 16,259,630
Exercisable Options......................................... 12,634,118  4,566,265  1,357,034

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Effective January 1, 2003, MetLife, Inc. and the Company elected to prospectively apply the fair value method of accounting for stock options granted by the Holding Company subsequent to December 31, 2002. As permitted under SFAS 148, options granted prior to January 1, 2003 will continue to be accounted for under APB 25. Had compensation expense for grants awarded prior to January 1, 2003 been determined based on fair value at the date of grant in accordance with SFAS 123, the Company's net income would have been reduced to the following pro forma amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                                       ----------------------
                                                                        2004     2003    2002
                                                                       ------   ------  ------
                                                                        (DOLLARS IN MILLIONS,
                                                                       EXCEPT PER SHARE DATA)
Net Income............................................................ $2,239   $2,001  $1,612
Add: Stock option-based employee compensation expense included in
  reported net income, net of income taxes............................ $   24   $   11  $    1
Deduct: Total Stock option-based employee compensation determined under fair value based method for all awards, net of income taxes... $  (42)  $  (40) $  (33)
                                                                       ------   ------  ------
Pro forma net income (1).............................................. $2,221   $1,972  $1,580
                                                                       ======   ======  ======

--------
(1)The pro forma earnings disclosures are not necessarily representative of the effects on net income.

   Certain levels of Company management also received awards of stock-based compensation under the MetLife, Inc. Long Term Performance Compensation Plan ("LTPCP"). LTPCP awards vest in their entirety at the end of the three year performance period. Each participant is assigned a target compensation amount at the inception of the performance period with the final compensation amount determined by the performance of the Holding Company's stock over the three-year vesting period, subject to management's discretion. Final awards may be paid in whole or in part with shares of the Holding Company's stock. Compensation expense related to the LTPCP was $45 million, $42 million and $19 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   For the years ended December 31, 2004, 2003 and 2002, stock-based compensation expense related to the Stock Incentive Plan and LTPCP was $82 million, $60 million, and $21 million, respectively, including stock- based compensation for non-employees of $468 thousand, $550 thousand and $2 million, respectively.

STATUTORY EQUITY AND INCOME

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

   Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

   Statutory net income of Metropolitan Life, a New York domiciled insurer, was $2,648 million, $2,169 million and $1,455 million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory capital and surplus, as filed with the New York State Department of Insurance, was $8,804 million and $7,967 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OTHER COMPREHENSIVE INCOME

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2004, 2003 and 2002 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                    2004   2003    2002
                                                                                   -----  -----  -------
                                                                                   (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year.............................. $ 520  $ 783  $ 2,575
Income tax effect of holding gains................................................  (182)  (323)    (859)
Reclassification adjustments:
   Recognized holding (gains) losses included in current year income..............  (236)   363      668
   Amortization of premiums and accretion of discounts associated with
     investments..................................................................    (3)  (152)    (440)
   Income tax effect..............................................................    86    (84)     (71)
Allocation of holding losses on investments relating to other policyholder amounts  (284)  (576)  (2,592)
Income tax effect of allocation of holding losses to other policyholder amounts...   102    228      858
Unrealized investment gains of subsidiary at date of sale.........................    --    269       68
Deferred income taxes on unrealized investment gains of subsidiary at date of sale    --    (94)     (15)
                                                                                   -----  -----  -------
Net unrealized investment gains (losses)..........................................     3    414      192
                                                                                   -----  -----  -------
Foreign currency translation adjustment arising during the year...................    79    174      137
Foreign currency translation adjustment of subsidiary at date of sale.............    --     --      (65)
                                                                                   -----  -----  -------
Foreign currency translation adjustment...........................................    79    174       72
                                                                                   -----  -----  -------
Minimum pension liability adjustment arising during the year......................    (2)   (81)      --
Minimum pension liability adjustment of subsidiary at date of sale................    --     (1)      --
                                                                                   -----  -----  -------
Minimum pension liability adjustment..............................................    (2)   (82)      --
                                                                                   -----  -----  -------
Other comprehensive income (loss)................................................. $  80  $ 506  $   264
                                                                                   =====  =====  =======

13.  OTHER EXPENSES

   Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                             -------------------------
                                                               2004     2003     2002
                                                             -------  -------  -------
                                                               (DOLLARS IN MILLIONS)
Compensation................................................ $ 2,038  $ 2,060  $ 2,441
Commissions.................................................   1,746    1,712    1,938
Interest and debt issue costs...............................     183      313      242
Amortization of policy acquisition costs....................   1,142    1,355    1,512
Capitalization of policy acquisition costs..................  (1,817)  (1,982)  (2,227)
Rent, net of sublease income................................     216      226      289
Minority interest...........................................     168      119       74
Other.......................................................   1,706    1,830    2,079
                                                             -------  -------  -------
   Total other expenses..................................... $ 5,382  $ 5,633  $ 6,348
                                                             =======  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  BUSINESS SEGMENT INFORMATION

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South Africa and Asia. At December 31, 2004, the Company's business is divided into three operating segments:
Institutional, Individual and Reinsurance, as well as Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Auto & Home, operated through Met P&C, was sold to the Holding Company in October 2003. See Note 1. Significant operations of the International segment were sold to the Holding Company in the fourth quarter of 2002. The Company's remaining international operations consisting of the Company's Canadian branch, a subsidiary in Indonesia and a joint venture in China are reported in Corporate & Other for the year ended December 31, 2004.

   Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

   Corporate & Other contains the excess capital not allocated to the business segments, various start up entities and run off entities, the Company's ancillary international operations in 2004, as well as the interest expense related to the majority of the Company's outstanding debt and expenses associated with the resolution of certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. Additionally, the Company's ancillary asset management business is included in the results of operations for Corporate & Other for all periods. See Note 16 for disclosures regarding discontinued operations, including real estate.

   Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 2004, 2003 and 2002. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains (losses), net of income taxes, and the impact from the cumulative effect of changes in accounting, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting are included in net investment gains (losses). The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

AS OF OR FOR THE YEAR ENDED                                                                        CORPORATE
DECEMBER 31, 2004                                            INSTITUTIONAL INDIVIDUAL REINSURANCE & OTHER (1)   TOTAL
---------------------------                                  ------------- ---------- ----------- ----------- --------
                                                                               (DOLLARS IN MILLIONS)
Premiums....................................................   $ 10,103     $  4,051    $ 3,349     $     9   $ 17,512
Universal life and investment-type product policy fees......        716        1,325         --           1      2,042
Net investment income.......................................      4,470        5,496        539         300     10,805
Other revenues..............................................        632            3         56          21        712
Net investment gains (losses)...............................        185           68         60         (24)       289
Policyholder benefits and claims............................     11,134        4,870      2,694          37     18,735
Interest credited to policyholder account balances..........        958        1,187        212           1      2,358
Policyholder dividends......................................        107        1,634         --           2      1,743
Other expenses..............................................      1,906        2,264        965         247      5,382
Income from continuing operations before provision for
 income taxes...............................................      2,001          988        133          20      3,142
Income from discontinued operations, net of income taxes....         10            4         --          29         43
Cumulative effect of a change in accounting, net of income
 taxes......................................................        (59)           9         --          (2)       (52)
Net income..................................................      1,270          679         88         202      2,239
Total assets................................................    120,766      137,693     14,573      26,956    299,988
Deferred policy acquisition costs...........................        965        7,517      2,580           9     11,071
Goodwill, net...............................................         61           39         99          18        217
Separate account assets.....................................     36,913       31,594         14         (14)    68,507
Policyholder liabilities....................................     70,051       91,049     10,463         263    171,826
Separate account liabilities................................     36,913       31,594         14         (14)    68,507

AS OF OR FOR THE YEAR ENDED                                                       CORPORATE                    AUTO &
DECEMBER 31, 2003                            INSTITUTIONAL INDIVIDUAL REINSURANCE  & OTHER  INTERNATIONAL (1) HOME (2)   TOTAL
---------------------------                  ------------- ---------- ----------- --------- ----------------- -------- --------
                                                                            (DOLLARS IN MILLIONS)
Premiums....................................   $  9,093     $  4,242    $ 2,648    $    (6)      $    6        $2,168  $ 18,151
Universal life and investment-type
 product policy fees........................        633        1,287         --         --            1            --     1,921
Net investment income.......................      4,027        5,585        431         67           50           119    10,279
Other revenues..............................        592          204         48         38           14            23       919
Net investment gains (losses)...............       (293)        (299)        31         15           (7)           (4)     (557)
Policyholder benefits and claims............      9,842        4,876      2,102          4           16         1,604    18,444
Interest credited to policyholder
 account balances...........................        914        1,280        184         --            1            --     2,379
Policyholder dividends......................        198        1,697         --         (1)           3            --     1,897
Other expenses..............................      1,782        2,436        741         78           24           572     5,633
Income from continuing operations
 before provision for income taxes..........      1,316          730        131         33           20           130     2,360
Income from discontinued operations, net of
 income taxes...............................         37           34         --        263           --            --       334
Cumulative effect of a change in accounting,
 net of income taxes........................        (26)          --         --         --           --            --       (26)
Net income..................................        849          519         86        423           13           111     2,001
Total assets................................    109,492      133,335     12,879     24,490        1,069            --   281,265
Deferred policy acquisition costs...........        739        7,363      2,122          2            6            --    10,232
Goodwill, net...............................         59           42         99         18           --            --       218
Separate account assets.....................     35,632       28,028         13        (12)          --            --    63,661
Policyholder liabilities....................     61,565       88,096      9,272       (579)         297            --   158,651
Separate account liabilities................     35,632       28,028         13        (12)          --            --    63,661

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

AS OF OR FOR THE YEAR ENDED                                                      CORPORATE                    AUTO &
DECEMBER 31, 2002                           INSTITUTIONAL INDIVIDUAL REINSURANCE  & OTHER  INTERNATIONAL (1) HOME (2)  TOTAL
---------------------------                 ------------- ---------- ----------- --------- ----------------- -------- -------
                                                                          (DOLLARS IN MILLIONS)
Premiums...................................    $8,245       $4,419     $1,984      $  (7)        $992         $2,828  $18,461
Universal life and investment-type
 product policy fees.......................       623        1,267         --         --           37             --    1,927
Net investment income......................     3,907        6,013        378       (163)         241            177   10,553
Other revenues.............................       607          454         42         49           10             26    1,188
Net investment gains (losses)..............      (491)        (255)         7        (38)          (9)           (46)    (832)
Policyholder benefits and claims...........     9,343        5,005      1,517          3          821          2,020   18,709
Interest credited to policyholder
 account balances..........................       930        1,608        146         (1)          28             --    2,711
Policyholder dividends.....................       115        1,769         --         --           28             (1)   1,911
Other expenses.............................     1,529        2,555        616        481          373            794    6,348
Income (loss) from continuing operations
 before provision (benefit) for income
 taxes.....................................       974          961        132       (642)          21            172    1,618
Income from discontinued operations, net of
 income taxes..............................       127          203         --        162           --             --      492
Net income (loss)..........................       759          811         86       (196)          21            131    1,612

--------
(1)Ancillary international results are reported in Corporate & Other for the year ended December 31, 2004.
(2)Auto & Home, operated through Met P&C, was sold to the Holding Company in October 2003. See Note 1.

   Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Beginning in 2003, the Company changed its methodology of allocating capital to its business segments from Risk-Based Capital ("RBC") to Economic Capital. Prior to 2003, the Company's business segments' allocated equity was primarily based on RBC, an internally developed formula based on applying a multiple to the National Association of Insurance Commissioners Statutory Risk-Based Capital and included certain adjustments in accordance with GAAP. Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. This is in contrast to the standardized regulatory RBC formula, which is not as refined in its risk calculations with respect to the nuances of the Company's businesses.

   The change in methodology is being applied prospectively. This change has and will continue to impact the level of net investment income and net income of each of the Company's business segments. A portion of net investment income is credited to the segments based on the level of allocated equity. This change in methodology of allocating equity does not impact the Company's consolidated net investment income or net income.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table presents actual and pro forma net investment income with respect to the Company's segments for the year ended December 31, 2002. The amounts shown as pro forma reflect net investment income that would have been reported in 2002 had the Company allocated capital based on Economic Capital rather than on the basis of RBC.

                                                        NET INVESTMENT INCOME
                                                        --------------------
                                                        FOR THE YEAR ENDED
                                                        DECEMBER 31, 2002
                                                        --------------------
                                                         ACTUAL    PRO FORMA
                                                         -------   ---------
                                                        (DOLLARS IN MILLIONS)
     Institutional..................................... $ 3,907     $ 3,969
     Individual........................................   6,013       5,924
     Reinsurance.......................................     378         339
     Corporate & Other.................................    (163)        (43)
     International.....................................     241         204
     Auto & Home.......................................     177         160
                                                         -------    -------
        Total.......................................... $10,553     $10,553
                                                         =======    =======

   Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $30,049 million, $29,708 million and $29,344 million for the years ended December 31, 2004, 2003 and 2002, respectively, which represented 96%, 97% and 94%, respectively, of consolidated revenues.

15.  ACQUISITIONS AND DISPOSITIONS

   On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million of cash and stock. As a result of the sale of SSRM, the Company recognized income from discontinued operations of approximately $150 million, net of income taxes, comprised of a realized gain of $166 million, net of income taxes, and an operating expense related to a lease abandonment of $16 million, net of income taxes. Under the terms of the agreement, the Company will have an opportunity to receive, prior to the end of 2006, additional payments aggregating up to approximately 25% of the base purchase price, based on, among other things, certain revenue retention and growth measures. The purchase price is also subject to reduction over five years, depending on retention of certain Company-related business. The Company has reclassified the assets, liabilities and operations of SSRM into discontinued operations for all periods presented in the consolidated financial statements. Additionally, the sale of SSRM resulted in the elimination of the Company's Asset Management segment. The remaining asset management business, which is insignificant, has been reclassified into Corporate & Other. The Company's discontinued operations for the year ended December 31, 2004 also includes expenses of approximately $20 million, net of income taxes, related to the sale of SSRM. See Note 16.

   In 2003, RGA entered into a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premium and $11 million of income before income tax expense, excluding minority interest expense, in 2003. The effects of such transaction are included within the Reinsurance segment.

   In October 2003, the Company completed its sale of MTL, MetLife General Insurance Agency, Inc., MetLife Securities, Inc. and N.L. Holding Corporation to the Holding Company. The amount received in excess of book value of $28 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $293 million and $195 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $156 million and $218 million for the years ended December 31, 2003 and 2002, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In October 2003, the Company sold Metropolitan Property and Casualty Insurance Company's common stock to the Holding Company for $1,990 million. The amount received in excess of book value of $120 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $5,806 million and $3,400 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $2,343 million and $3,013 million for the years ended December 31, 2003 and 2002, respectively.

   In December 2002, the Company completed its sale of Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A. to the Holding Company. The amount received in excess of book value of $149 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $17,853 million and $16,545 million, respectively. Total revenues of the entities sold included in the consolidated statements of the income were $1,648 million for the year ended December 31, 2002.

16.  DISCONTINUED OPERATIONS

REAL ESTATE

   The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented as discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

   The following table presents the components of income from discontinued real estate operations:

                                                             YEARS ENDED DECEMBER 31,
                                                             -----------------------
                                                             2004     2003     2002
                                                             ----     -----   -----
                                                             (DOLLARS IN MILLIONS)
Investment income........................................... $ 84    $ 199    $ 530
Investment expense..........................................  (67)    (125)    (350)
Net investment gains (losses)...............................   20      420      581
                                                              ----    -----   -----
   Total revenues...........................................   37      494      761
Interest expense............................................   --        1        1
Provision for income taxes..................................   13      180      276
                                                              ----    -----   -----
   Income from discontinued operations, net of income taxes. $ 24    $ 313    $ 484
                                                              ====    =====   =====

   The carrying value of real estate related to discontinued operations was $252 million and $472 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table shows the real estate discontinued operations by segment:

                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                         2004    2003    2002
                                                         ----    ----    ----
                                                         (DOLLARS IN MILLIONS)
         Net investment income
            Institutional............................... $ 6     $ 12    $ 42
            Individual..................................   7       12      57
            Corporate & Other...........................   4       50      81
                                                         ---      ----    ----
                Total net investment income............. $17     $ 74    $180
                                                         ===      ====    ====
         Net investment gains (losses)..................
            Institutional............................... $ 9     $ 45    $156
            Individual..................................  (2)      43     262
            Corporate & Other...........................  13      332     163
                                                         ---      ----    ----
                Total net investment gains (losses)..... $20     $420    $581
                                                         ===      ====    ====
         Interest Expense...............................
            Individual.................................. $--     $  1    $  1
                                                         ---      ----    ----
                Total interest expense.................. $--     $  1    $  1
                                                         ===      ====    ====

OPERATIONS

   During the third quarter of 2004, the Company entered into an agreement to sell its wholly-owned subsidiary, SSRM, to a third party, which was sold on January 31, 2005. Accordingly, the assets, liabilities and operations of SSRM have been reclassified into discontinued operations for all periods presented. The operations of SSRM include affiliated revenues of $59 million, $54 million and $56 million, for the years ended December 31, 2004, 2003 and 2002, respectively, related to asset management services provided by SSRM to the Company that have not been eliminated from discontinued operations as these transactions will continue after the sale of SSRM. The following tables present the amounts related to operations of SSRM that have been combined with the discontinued real estate operations in the consolidated income statements:

                                                                                 YEARS ENDED DECEMBER 31,
                                                                                 ------------------------
                                                                                 2004     2003    2002
                                                                                 ----     ----    ----
                                                                                 (DOLLARS IN MILLIONS)
Revenues from discontinued operations........................................... $328     $231    $239
                                                                                   ====    ====    ====
Income from discontinued operations before provision for income taxes........... $ 32     $ 34    $ 14
Provision for income taxes......................................................   13       13       6
                                                                                   ----    ----    ----
   Income from discontinued operations, net of income taxes..................... $ 19     $ 21    $  8
                                                                                   ====    ====    ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                       DECEMBER 31,
                                                                       ------------------
                                                                       2004         2003
                                                                       ----         ----
                                                                       (DOLLARS IN MILLIONS)
Equity securities..................................................... $ 49         $ 14
Real estate and real estate joint ventures............................   96            3
Short term investments................................................   33           17
Other invested assets.................................................   20            8
Cash and cash equivalents.............................................   55           50
Premiums and other receivables........................................   38           23
Other assets..........................................................   88           68
                                                                         ----         ----
   Total assets held-for-sale......................................... $379         $183
                                                                         ====         ====
Short-term debt....................................................... $ 19         $ --
Current income taxes payable..........................................    1            1
Deferred income taxes payable.........................................    1            2
Other liabilities.....................................................  219           67
                                                                         ----         ----
   Total liabilities held-for-sale.................................... $240         $ 70
                                                                         ====         ====

   See Note 15 for further discussion of SSRM disposition.

17.  FAIR VALUE INFORMATION

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                  NOTIONAL CARRYING ESTIMATED
                                                   AMOUNT   VALUE   FAIR VALUE
 DECEMBER 31, 2004                                -------- -------- ----------
                                                     (DOLLARS IN MILLIONS)
 ASSETS:
    Fixed maturities.............................          $150,246  $150,246
    Equity securities............................          $  1,903  $  1,903
    Mortgage and other loans.....................          $ 31,571  $ 33,006
    Policy loans.................................          $  8,256  $  8,256
    Short-term investments.......................          $  1,195  $  1,195
    Cash and cash equivalents....................          $  2,373  $  2,373
    Mortgage loan commitments....................  $1,161  $     --  $      4
    Commitments to fund partnership investments..  $1,320  $     --  $     --
 LIABILITIES:
    Policyholder account balances................          $ 59,270  $ 58,456
    Short-term debt..............................          $  1,445  $  1,445
    Long-term debt...............................          $  2,050  $  2,244
    Shares subject to mandatory redemption.......          $    278  $    361
    Payable under securities loaned transactions.          $ 25,230  $ 25,230

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                  NOTIONAL CARRYING ESTIMATED
                                                   AMOUNT   VALUE   FAIR VALUE
 DECEMBER 31, 2003                                -------- -------- ----------
                                                     (DOLLARS IN MILLIONS)
 ASSETS:
    Fixed maturities.............................          $143,148  $143,148
    Equity securities............................          $  1,232  $  1,232
    Mortgage and other loans.....................          $ 26,637  $ 28,572
    Policy loans.................................          $  8,180  $  8,180
    Short-term investments.......................          $  1,303  $  1,303
    Cash and cash equivalents....................          $  2,343  $  2,343
    Mortgage loan commitments....................  $  555  $     --  $     (4)
    Commitments to fund partnership investments..  $1,378  $     --  $     --
 LIABILITIES:
    Policyholder account balances................          $ 53,503  $ 55,195
    Short-term debt..............................          $  3,536  $  3,536
    Long-term debt...............................          $  2,055  $  2,236
    Shares subject to mandatory redemption.......          $    277  $    336
    Payable under securities loaned transactions.          $ 24,065  $ 24,065

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE AND OTHER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   Fair values for mortgage and other loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

POLICY LOANS

   The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

   The fair value of policyholder account balances is estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

SHORT-TERM AND LONG-TERM DEBT, PAYABLES UNDER SECURITIES LOANED TRANSACTIONS AND SHARES SUBJECT TO MANDATORY REDEMPTION

   The fair values of short-term and long-term debt, payables under securities loaned transactions and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

DERIVATIVE FINANCIAL INSTRUMENTS

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

18.  RELATED PARTIES

   Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company. Charges for these services were approximately $1,713 million and $1,680 million in 2004 and 2003, respectively. (See Note 15.)

19.  SUBSEQUENT EVENTS

   On January 31, 2005, the Holding Company entered into an agreement to acquire all of the outstanding shares of capital stock of certain indirect subsidiaries of Citigroup, Inc., including The Travelers Insurance Company ("Travelers"), and substantially all of Citigroup Inc.'s international insurance businesses for a purchase price of $11.5 billion, subject to adjustment as described in the acquisition agreement. The transaction is expected to close in the summer of 2005. Some portion of the purchase price will be paid in Holding Company common stock issued to Citigroup, Inc. The remaining purchase price will be financed through a combination of cash on hand, debt, perpetual preferred stock, mandatorily convertible securities and selected asset sales depending on market conditions, timing, valuation considerations and the relative attractiveness of funding alternatives.

   On March 30, 2005, the Company announced that it had entered into a contract for the sale of one of its real estate investments. One Madison Avenue in New York City, to a third party. The sale is expected to close during the second quarter of 2005, subject to customary closing conditions. The carrying value of the property was $222 million as of December 31, 2004.

   The Company is also contemplating other asset sales, including selling some or all of its beneficially owned shares in RGA. The Company's reinsurance segment consists primarily of the operations of RGA.

   See also Note 15 for subsequent event related to the disposition of SSRM.

                      Metropolitan Life Separate Account UL

PART C. OTHER INFORMATION
        -----------------

ITEM 26. EHIBITS

           (a)          Resolution of the Board of Directors of Metropolitan
                        Life effecting the establishment of Metropolitan Life
                        Separate Account UL 2
           (b)          None
           (c) (i)      Form of Broker Agreement 2
               (ii)     Schedule of Sales Commissions 1
               (iii)    Forms of Selling Agreement 9
           (d) (i)      Specimen Old Product Flexible Premium Multifunded Life
                        Insurance Policy (including application and any alternative pages as required by state law) with form of riders, if any 2
               (ii)     Specimen of New Product Flexible Premium Multifunded
                        Life Insurance Policy (including application and any alternative pages required by state law) with forms of riders 4
               (iii)    Riders for Disability Waiver Rider, and Accidental Death
                        Benefit 2
               (iv)     Riders for Accelerated Death Benefit, Children's Term
                        Insurance Benefit and Spouse Term Insurance Benefit 2
               (v)      New York Endorsement of Old Product to Flexible Premium
                        Multifunded Life Insurance Policy 2
               (vi)     Additional alternate pages for Old Product required by
                        state law 2
               (vii)    Endorsement adding death benefit Option C for Old
                        Product 2
               (viii)   Endorsement- Long Term Care Guarantee Purchase 6
               (ix)     Endorsement- Death Benefit Adjustment 9

           (e) (i)      Applications (see (d)(i) and (d)(ii) above)
               (ii)     Enterprise Application for Policy 9
               (iii)    Updated Enterprise Application for Policy

           (f) (i)      Restated Charter and By-Laws of Metropolitan Life 5
               (ii)     Amended and Restated Charter and By-laws of Metropolitan
                        Life 8

               (iii)    Amended and Restated By-laws of Metropolitan Life 10

           (g)          Reinsurance Contracts 9
           (h) (i)      Participation Agreement with Met Investors Series
                        Trust 8
               (ii)     Participation Agreement with American Funds 7
           (i)          None
           (j)          None

           (k)          Opinion and Consent of Marie C. Swift as to the legality
                        of the securities being registered 9
           (l)          Actuarial Opinion
           (m)          Calculation
           (n) (i)      Consent of Independent Registered Public Accounting Firm
               (ii)     Consent of Sutherland Asbill & Brennan LLP
               (iii)    Consent of Marie C. Swift, Esq.

           (o)          None
           (p)          None
           (q) (i) Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii) 2
               (ii) Addendum to Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii) 6
           (r)          Powers of attorney 3

1 Incorporated by reference from "Sales and Administration of the Policies" in the Prospectuses included herein and "Distribution of the Policies" in the Statement of Additional Information.
2 Incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement (File No. 033-47927) filed April 30, 1997.
3 Incorporated herein by reference to the Security Equity Separate Account Thirteen Registration Statement (File No. 333-110185) filed November 3, 2003 except for John M. Keane, William J. Wheeler and Joseph J. Prochaska, Jr.'s powers of attorney, which are incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement for Metropolitan Life Separate Account E (File No. 333-69320) filed on February 6, 2004 and Sylvia M. Mathews incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed on April 20, 2004.
4 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement (File No. 033-47927) filed on February 27, 1998.
5 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement (File No. 033-47927) filed on April 6, 2000.
6 Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement (File No. 033-47927) filed on April 10, 2001.
7 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement for MetLife Separate Account E (File No. 333-52366) filed on August 3, 2001.
8 Incorporated herein by reference to the Registration Statement for MetLife Separate Account E (File No. 333-83716) filed on March 5, 2002.

9 Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement (File No. 033-47927) filed on April 30, 2004.
10 Incorporated herein by reference to the Registration Statement for MetLife Separate Account E (File No. 333-122883) filed on February 17, 2005.

ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR

Name and Principal Business Address         Positions and Offices with Depositor
-----------------------------------         ------------------------------------
Robert H. Benmosche                            Chairman of the Board and Chief
MetLife, Inc. and Metropolitan Life                  Executive Officer
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island, NY 11101

Curtis H. Barnette                                        Director
1170 Eighth Avenue
Martin Tower 101
Bethlehem, PA 18016-7699

Burton A. Dole, Jr.                                       Director
Pauma Valley Country Club
15835 Pauma Valley Drive
Pauma Valley, CA 92061

Cheryl W. Grise                                           Director
Northeast Utilities
P.O. Box 270
Hartford, CT 06141

James R. Houghton                                         Director
Chairman and Chief Executive Officer
Corning Incorporated
One Riverfront Plaza, MP HQ E2-6
Corning, NY 14831

Harry P. Kamen                                            Director
Retired Chairman and Chief Executive
Officer
Metropolitan Life Insurance Company
200 Park Avenue, Suite 5700
New York, NY 10166

Helene L. Kaplan                                          Director
Of Counsel, Skadden, Arps,
Slate, Meagher and Flom
Four Times Square
New York, NY 10036

John M. Keane                                             Director
2200 Wilson Blvd., Suite 102-542
Arlington, VA 22201-3324

James M. Kilts
The Gillette Company
Prudential Tower Building, 48th floor
Boston, MA 02199

Charles H. Leighton                                       Director
Retired Chairman and Chief Executive
Officer
CML Group, Inc.
330 Gray Craig Road
Middletown, RI 02842

Sylvia M. Mathews                                         Director
Chief Operating Officer and Executive
Director
The Bill & Melinda Gates Foundation
1551 Eastlake Avenue East
Seattle, WA 98102

Hugh B. Price                                             Director
Piper Rudnick LLP
1251 Avenue of the Americas
New York, NY 10020-1104

Kenton J. Sicchitano                                      Director
Retired Global Managing Partner

PricewaterhouseCoopers
101 Jericho Road
Weston, MA 02493

William C. Steere, Jr.                                    Director
Retired Chairman of the Board
Pfizer Inc.
235 East 42nd Street
New York, NY 10017

Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One MetLife Plaza, 27-01 Queens Plaza North, Long Island, New York 11101.

           Name                       Position with Metropolitan Life
           ----                       -------------------------------
Robert H. Benmosche        Chairman of the Board and Chief Executive Officer
Gwenn L. Carr              Senior Vice President and Secretary
C. Robert Henrikson        President and Chief Operating Officer
Leland C. Launer           Executive Vice President and Chief Investment Officer
James L. Lipscomb          Executive Vice President and General Counsel
Joseph J. Prochaska, Jr.   Senior Vice President and Chief Accounting Officer
Catherine A. Rein          Senior Executive Vice President and Chief
                           Administrative Officer
Stanley J. Talbi           Senior Vice President and Chief Actuary
William J. Toppeta         President, International
Lisa Weber                 President, Individual Business
Judy E. Weiss              Executive Vice President
William J. Wheeler         Executive Vice President and Chief Financial Officer
Anthony J. Williamson      Senior Vice President and Treasurer


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF MARCH 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of March 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company

Q.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

R.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

S.    Newbury Insurance Company, Limited

T.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

U.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

            a)    Soma Seguradora, S.A. (Brazil)

V.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC (DE)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19. P.T. MetLife Sejahtera (Indonesia)-95.21% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      20.   MetLife (India) Private Ltd. (India)

      21.   Metropolitan Marine Way Investments Limited (Canada)

      22.   MetLife Private Equity Holdings, LLC (DE)

      23. Sino-US MetLife Insurance Company, Ltd (China)- 50% of Sino-US MetLife Insurance Company is held by Metropolitan Life Insurance Company

      24.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      25.   Metropolitan Realty Management, Inc. (DE)

      26.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      27.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      28.   Bond Trust Account A (MA)

      29.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      30.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c)    Omega Reinsurance Corporation (AZ)

      31.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                  (3)   Reinsurance Group of America, Incorporated (MO)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii)RGA Holdings Limited (U.K.) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (ix) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (x)   RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xi) General American Argentina Seguros de Vida, S.A. (Argentina)

                              (xii) Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xiii)RGA Technology Partners, Inc. (MO)

                              (xiv) RGA International Reinsurance Company
                                    (Ireland)

      32.   Corporate Real Estate Holdings, LLC (DE)

      33. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      34.   Tower Resources Group, Inc. (DE)

      35.   Headland Development Corporation (CA)

      36.   Headland - Pacific Palisades, LLC (CA)

      37.   Headland Properties Associates (CA)

      38.   Krisman, Inc. (MO)

      39.   Special Multi-Asset Receivables Trust (DE)

      40.   White Oak Royalty Company (OK)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

6) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29. INDEMNIFICATION

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife also maintains Directors' and Officers' Liability insurance coverage with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company ("Metropolitan"), as well as certain other subsidiaries of MetLife, Inc., are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

     (a)  Other Activity.

          The principal underwriter for the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

          Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account E (principal underwriter and depositor)
          Metropolitan Series Fund, Inc. (principal underwriter and sub-investment manager)
          New England Variable Annuity Fund I (depositor)
          New England Life Retirement Investment Account (depositor)
          The New England Variable Account (depositor)

     (b)  Management.

          See response to Item 27 above.

     (c)  Compensation from the Registrant.


                                               (3)
                                         Compensation on
                           (2)         Events Occasioning
       (1)          Net Underwriting   the Deduction of a       (4)            (5)
Name of Principal    Discounts and        Deferred Sales     Brokerage        Other
   Underwriter        Commissions              Load         Commissions   Compensation
-----------------   ----------------   ------------------   -----------   ------------
Metropolitan Life
Insurance Company      $29,643,124              0                __0            0
                        ----------

Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY 10166


ITEM 32. MANAGEMENT SERVICES

     Not applicable

ITEM 33. FEE REPRESENTATION

     Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies. Metropolitan Life bases its representation on its assessment of numerous facts and circumstances that it deems relevant. There may include including such factors as: the nature and extent of such services, expenses and risks, the need for Metropolitan Life to earn an adequate profit, the degree to which the Policies include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies issued pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such policies or prospectuses, or otherwise.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Metropolitan Life Separate Account UL, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 26th day of April, 2005.

                                        Metropolitan Life Separate Account UL

                                        By:  Metropolitan Life Insurance Company


                                        By: /s/ Paul G. Cellupica
                                            ------------------------------------
                                            Paul G. Cellupica, Esq.
                                            Chief Counsel, Securities Products
                                            & Regulation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 26th day of April, 2005.

                                        Metropolitan Life Insurance Company


                                        By: /s/  Paul G. Cellupica
                                            ------------------------------------
                                            Paul G. Cellupica, Esq.
                                            Chief Counsel, Securities Products
                                            & Regulation

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated, on April 26, 2005.

              SIGNATURE                                   TITLE
              ---------                                   -----


       *                                  Chairman of the Board and Chief
---------------------------------------          Executive Officer
Robert H. Benmosche


       *                                     Senior Vice President and
---------------------------------------       Chief Accounting Officer
Joseph J. Prochaska, Jr.


       *
---------------------------------------
Curtis H. Barnette                                  Director


       *
---------------------------------------
Burton A. Dole, Jr.                                 Director


---------------------------------------
Cheryl W. Grise                                     Director


       *
---------------------------------------
James R. Houghton                                   Director


       *
---------------------------------------
Harry P. Kamen                                      Director


       *
---------------------------------------
Helene L. Kaplan                                    Director


       *
---------------------------------------
John M. Keane                                       Director


---------------------------------------
James M. Kilts                                      Director


       *
---------------------------------------
Charles M. Leighton                                 Director


       *
---------------------------------------
Sylvia M. Mathews                                   Director

       *
---------------------------------------
Hugh B. Price                                       Director


       *
---------------------------------------
Kenton J. Sicchitano                                Director


       *
---------------------------------------
William C. Steere, Jr.                              Director


       *                                    Executive Vice President and
---------------------------------------       Chief Financial Officer
William J. Wheeler


/s/ Marie C. Swift
---------------------------------------
Marie C. Swift, Esq.
Attorney- in - fact

* Executed by Marie C. Swift, Esq. on behalf of those indicated pursuant to Powers of Attorney filed with the Registration Statement (File No. 333-110185) filed November 3, 2003 except for John M. Keane, William J. Wheeler and Joseph Prochaska, Jr.'s powers of attorney, which are incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of Metropolitan Life Separate Account E (File No. 333-69320) filed on February 6, 2004 and Sylvia M. Mathews incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed on April 20, 2004.

                                  Exhibit Index

(e)(iii)   Updated Enterprise Application for Policies

   (l)     Actuarial Opinion

   (m)     Calculation Exhibit

 (n)(i)    Consent of Independent Registered Public Accounting Firm

 (n)(ii)   Consent of Sutherland Asbill & Brennan LLP

(n)(iii)   Consent of Marie C. Swift, Esquire